                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. [__]                                             [ ]

Post-Effective Amendment No. 7 (File No. 333-139759)                         [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                      Amendment No. 52 (File No. 811-7195)                   [X]

                        (Check appropriate box or boxes)

                      RIVERSOURCE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                       RiverSource Life Insurance Company
                               (Name of Depositor)

  829 Ameriprise Financial Center, Minneapolis, MN                       55474
(Address of Depositor's Principal Executive Offices)                  (Zip Code)

Depositor's Telephone Number, including Area Code (612) 671-2237

   Rodney J. Vessels, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)(1)(vii) of Rule 485

[X]  on May 1, 2008 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

PROSPECTUS


MAY 1, 2008


RIVERSOURCE(R)

FLEXCHOICE SELECT VARIABLE ANNUITY
CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/ VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/

VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT


This prospectus contains information that you should know before investing in FlexChoice Select Variable Annuity Contract Option L and Contract Option C. The information in this prospectus applies to both contracts unless stated otherwise.


Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust
Credit Suisse Trust

Dreyfus Variable Investment Fund, Service Share Class

Eaton Vance Variable Trust (VT)
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Janus Aspen Series: Service Shares
Legg Mason Variable Portfolios I, Inc.
MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Investment Trust (VIT)
Putnam Variable Trust - Class IB Shares

RiverSource Variable Series Trust (RVST) formerly known as


  RiverSource Variable Portfolio Funds

The Universal Institutional Funds, Inc., Class II Shares
  Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

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                RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   1

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS


KEY TERMS........................................   3
THE CONTRACT IN BRIEF............................   5
EXPENSE SUMMARY..................................   7
CONDENSED FINANCIAL INFORMATION..................  13
FINANCIAL STATEMENTS............................. .13
THE VARIABLE ACCOUNT AND THE FUNDS...............  13
THE GUARANTEE PERIOD ACCOUNTS (GPAS).............  33
THE FIXED ACCOUNT................................  34
BUYING YOUR CONTRACT.............................  36
CHARGES..........................................  38
VALUING YOUR INVESTMENT..........................  44
MAKING THE MOST OF YOUR CONTRACT.................  46
WITHDRAWALS......................................  54
TSA -- SPECIAL PROVISIONS........................  55
CHANGING OWNERSHIP...............................  56
BENEFITS IN CASE OF DEATH........................  56
OPTIONAL BENEFITS................................  59
THE ANNUITY PAYOUT PERIOD........................  75
TAXES............................................  77
VOTING RIGHTS....................................  80
SUBSTITUTION OF INVESTMENTS......................  80
ABOUT THE SERVICE PROVIDERS......................  81
ADDITIONAL INFORMATION...........................  82
APPENDICES TABLE OF CONTENTS AND
  CROSS-REFERENCE TABLE..........................  84
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA)..................  85
APPENDIX B: EXAMPLE --
  WITHDRAWAL CHARGES FOR CONTRACT OPTION L.......  87
APPENDIX C: EXAMPLE -- DEATH BENEFITS............  92
APPENDIX D: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT RIDER...........  95
APPENDIX E: EXAMPLE -- SECURESOURCE RIDERS.......  97
APPENDIX F: SECURESOURCE RIDERS --
  ADDITIONAL RMD DISCLOSURE...................... 101
APPENDIX G: EXAMPLE --
  BENEFIT PROTECTOR DEATH BENEFIT RIDER.......... 103
APPENDIX H: EXAMPLE --
  BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER..... 105
APPENDIX I: ASSET ALLOCATION PROGRAM FOR
  CONTRACTS PURCHASED BEFORE MAY 1, 2006......... 107
APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE
  RIDER DISCLOSURE............................... 108
APPENDIX K: GUARANTOR WITHDRAWAL BENEFIT RIDER
  DISCLOSURE..................................... 120
APPENDIX L: INCOME ASSURER BENEFIT RIDERS
  DISCLOSURE..................................... 128
APPENDIX M: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED).................................... 137
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION.................................... 148


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  2  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.


CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAS): These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.



MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a guarantee period account is withdrawn or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code


- SIMPLE IRAs under Section 408(p) of the Code


- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code


- Custodial and investment only plans under Section 401(a) of the Code


A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.
--------------------------------------------------------------------------------
                RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   3

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
  4  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

This prospectus describes two contracts. Each contract has different expenses. Contract Option L has lower expenses than Contract Option C. Contract Option L has a four-year withdrawal charge schedule that applies to each purchase payment you make. Contract Option C eliminates the purchase payment withdrawal charge schedule, but has a higher mortality and expense risk fee than Contract Option
L. Contract Option L includes the option to purchase a living benefit rider; living benefit riders are not currently available on Contract Option C(1). Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract.

PURPOSE: These contracts allow you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account, the DCA fixed account, GPAs and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. You may be able to purchase an optional benefit to reduce the investment risk you assume. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).

BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER.

Some of the factors you may wish to consider include:

- "Tax-free" exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

- Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


- Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (see "Taxes")


- Your age: if you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a variable annuity may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.


- How long you intend to keep the contract: The contract has withdrawal charges. Does the contract meet your current and anticipated future need for liquidity? (see "Withdrawals")


- If you can afford the contract: are your annual income and assets adequate to buy the annuity and any optional benefit riders you may choose?


- The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (see "Charges")



- How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. (see "Withdrawals")


- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.

(1) Living benefit riders were available on Contract Option C prior to May 1, 2007.

--------------------------------------------------------------------------------
                RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   5

- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (see "Making the Most of Your Contract -- Transferring Among Accounts")



FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Generally, you may allocate purchase payments among the:


- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")



- GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. The required minimum investment in a GPA is $1,000. These accounts may not be available in all states. (see "The Guarantee Period Accounts (GPAs)")



- the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (see "The Fixed Account")



- DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account (see "DCA Fixed Account").



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (See "Making the Most of Your Contract -- Transferring Among Accounts")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (see "Withdrawals")



OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional death benefits. Under Contract Option L, we also offer optional living benefits, including: a guaranteed contract value on a future date ("Accumulation Protector Benefit Rider") and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances, the lifetime of a single person (SecureSource - Single Life) or the lifetime of you and your spouse (SecureSource - Joint Life) ("SecureSource Riders". Optional living benefits require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year. We previously offered other optional living benefits under both Contract Option L and Contract Option C. Optional benefits vary by state and may have eligibility requirements. (see "Optional Benefits")



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (see "Benefits in Case of Death")



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (see "The Annuity Payout Period")


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  6  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)


You select either contract Option L or Option C at the time of application. Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than Option L.

                      CONTRACT OPTION L
             YEARS FROM PURCHASE PAYMENT RECEIPT    WITHDRAWAL CHARGE PERCENTAGE
                             1-2                                 8%
                              3                                  7
                              4                                  6
                            Thereafter                           0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the contract option shown below and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout
Period -- Annuity Payout Plans.")


                                                            IF YOUR AIR IS 3.5%, THEN YOUR          IF YOUR AIR IS 5%, THEN YOUR
                                                            DISCOUNT RATE PERCENT (%) IS:           DISCOUNT RATE PERCENT (%) IS:
 CONTRACT OPTION L                                                       6.55%                                  8.05%
 CONTRACT OPTION C                                                       6.65%                                  8.15%

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE EITHER CONTRACT OPTION L OR OPTION C AND ONE OF THE FOUR DEATH BENEFIT GUARANTEES. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

                                                      TOTAL MORTALITY AND            VARIABLE ACCOUNT             TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION L AND:                   EXPENSE RISK FEE            ADMINISTRATIVE CHARGE          ACCOUNT EXPENSE
 ROP Death Benefit                                           1.55%                         0.15%                       1.70%
 MAV Death Benefit                                           1.75                          0.15                        1.90
 5% Accumulation Death Benefit                               1.90                          0.15                        2.05
 Enhanced Death Benefit                                      1.95                          0.15                        2.10
IF YOU SELECT CONTRACT OPTION C AND:
 ROP Death Benefit                                           1.65%                         0.15%                       1.80%
 MAV Death Benefit                                           1.85                          0.15                        2.00
 5% Accumulation Death Benefit                               2.00                          0.15                        2.15
 Enhanced Death Benefit                                      2.05                          0.15                        2.20

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                RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   7

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.


 BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                  0.25%
 BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE             0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED UNDER CONTRACT OPTION L(1)

If eligible, you may select one of the following optional living benefits if available in your state. Each optional living benefit requires the use of an asset allocation model. The fees apply only if you elect one of these benefits.


 ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                  MAXIMUM: 1.75%     CURRENT: 0.55%


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)

 SECURESOURCE(SM) - SINGLE LIFE RIDER FEE(2)                  MAXIMUM: 1.50%     CURRENT: 0.65%
 SECURESOURCE(SM) - JOINT LIFE RIDER FEE(2)                   MAXIMUM: 1.75%     CURRENT: 0.85%

(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED UNDER CONTRACT OPTION L AND CONTRACT OPTION C

The following optional living benefits, except as noted, are no longer available for purchase. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires the use of an asset allocation model portfolio.


 GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE(2)        MAXIMUM: 1.50%     CURRENT: 0.65%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)


 GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE(2)                 MAXIMUM: 1.50%     CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)


 INCOME ASSURER BENEFIT(R) - MAV RIDER FEE(3)                 MAXIMUM: 1.50%     CURRENT: 0.30%(4)
 INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE     MAXIMUM: 1.75%     CURRENT: 0.60%(4)
 RIDER FEE(3)
 INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5%             MAXIMUM: 2.00%     CURRENT: 0.65%(4)
 ACCUMULATION BENEFIT BASE RIDER FEE(3)


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1) Effective May 1, 2007, optional living benefits are not available on Contract Option C.

(2)  See disclosure in Appendix L.


(3)  See disclosure in Appendix K.


(4) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


--------------------------------------------------------------------------------
  8  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(1)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                  0.52%                         2.09%


(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                                   ACQUIRED FUND      GROSS TOTAL
                                                     MANAGEMENT        12B-1          OTHER          FEES AND           ANNUAL
                                                        FEES           FEES         EXPENSES        EXPENSES**         EXPENSES
 AIM V.I. Basic Value Fund, Series II Shares            0.67%          0.25%          0.29%               --%             1.21%
 AIM V.I. Capital Appreciation Fund, Series II          0.61           0.25           0.27                --              1.13
 Shares
 AIM V.I. Capital Development Fund, Series II           0.75           0.25           0.31                --              1.31(1)
 Shares
 AIM V.I. Global Health Care Fund, Series II Shares     0.75           0.25           0.32              0.01              1.33(1)
 AIM V.I. International Growth Fund, Series II          0.71           0.25           0.36              0.01              1.33(1)
 Shares
 AIM V.I. Mid Cap Core Equity Fund, Series II           0.72           0.25           0.29              0.03              1.29(1)
 Shares
 AllianceBernstein VPS Balanced Shares Portfolio        0.55           0.25           0.18                --              0.98
 (Class B)
 AllianceBernstein VPS Global Technology Portfolio      0.75           0.25           0.17                --              1.17
 (Class B)
 AllianceBernstein VPS Growth and Income Portfolio      0.55           0.25           0.04                --              0.84
 (Class B)
 AllianceBernstein VPS International Value              0.75           0.25           0.06                --              1.06
 Portfolio (Class B)
 American Century VP Inflation Protection, Class II     0.49           0.25           0.01                --              0.75
 American Century VP International, Class II            1.10           0.25           0.01                --              1.36
 American Century VP Mid Cap Value, Class II            0.90           0.25           0.01                --              1.16
 American Century VP Ultra(R), Class II                 0.90           0.25           0.01                --              1.16
 American Century VP Value, Class II                    0.83           0.25           0.01                --              1.09
 Columbia High Yield Fund, Variable Series, Class B     0.78           0.25           0.12                --              1.15(2)
 Columbia Marsico Growth Fund, Variable Series,         0.97             --           0.02                --              0.99
 Class A
 Columbia Marsico International Opportunities Fund,     1.02           0.25           0.12                --              1.39
 Variable Series, Class B
 Columbia Small Cap Value Fund, Variable Series,        0.80           0.25           0.09                --              1.14(3)
 Class B
 Credit Suisse Trust - Commodity Return Strategy        0.50           0.25           0.28                --              1.03(4)
 Portfolio
 Dreyfus Investment Portfolios MidCap Stock             0.75           0.25           0.05                --              1.05(5)
 Portfolio, Service Shares
 Dreyfus Investment Portfolios Technology Growth        0.75           0.25           0.09              0.01              1.10
 Portfolio, Service Shares
 Dreyfus Variable Investment Fund Appreciation          0.75           0.25           0.05                --              1.05
 Portfolio, Service Shares
 Dreyfus Variable Investment Fund International         0.75           0.25           0.28                --              1.28
 Equity Portfolio, Service Shares
 Dreyfus Variable Investment Fund International         1.00           0.25           0.19                --              1.44
 Value Portfolio, Service Shares
 Eaton Vance VT Floating-Rate Income Fund               0.57           0.25           0.32                --              1.14
 Fidelity(R) VIP Contrafund(R) Portfolio Service        0.56           0.25           0.09                --              0.90
 Class 2
 Fidelity(R) VIP Growth Portfolio Service Class 2       0.56           0.25           0.09                --              0.90
 Fidelity(R) VIP Investment Grade Bond Portfolio        0.32           0.25           0.11                --              0.68
 Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio Service Class 2      0.56           0.25           0.10                --              0.91


--------------------------------------------------------------------------------
                RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   9

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                                   ACQUIRED FUND      GROSS TOTAL
                                                     MANAGEMENT        12B-1          OTHER          FEES AND           ANNUAL
                                                        FEES           FEES         EXPENSES        EXPENSES**         EXPENSES
 Fidelity(R) VIP Overseas Portfolio Service Class 2     0.71%          0.25%          0.14%               --%             1.10%
 FTVIPT Franklin Income Securities Fund - Class 2       0.45           0.25           0.02                --              0.72
 FTVIPT Franklin Rising Dividends Securities            0.58           0.25           0.02              0.01              0.86(6)
 Fund - Class 2
 FTVIPT Franklin Small-Mid Cap Growth Securities        0.47           0.25           0.28              0.01              1.01(6)
 Fund - Class 2
 FTVIPT Mutual Shares Securities Fund - Class 2         0.59           0.25           0.13                --              0.97
 FTVIPT Templeton Global Income Securities              0.50           0.25           0.14                --              0.89
 Fund - Class 2
 FTVIPT Templeton Growth Securities Fund - Class 2      0.73           0.25           0.03                --              1.01
 Goldman Sachs VIT Mid Cap Value                        0.80             --           0.07                --              0.87
 Fund - Institutional Shares
 Goldman Sachs VIT Structured U.S. Equity               0.65             --           0.07                --              0.72(7)
 Fund - Institutional Shares
 Janus Aspen Series Large Cap Growth Portfolio:         0.64           0.25           0.02              0.01              0.92
 Service Shares
 Legg Mason Partners Variable Small Cap Growth          0.75             --           0.35                --              1.10(8)
 Portfolio, Class I
 MFS(R) Investors Growth Stock Series - Service         0.75           0.25           0.11                --              1.11
 Class
 MFS(R) New Discovery Series - Service Class            0.90           0.25           0.11                --              1.26
 MFS(R) Total Return Series - Service Class             0.75           0.25           0.08                --              1.08(9)
 MFS(R) Utilities Series - Service Class                0.75           0.25           0.10                --              1.10(9)
 Oppenheimer Capital Appreciation Fund/VA, Service      0.64           0.25           0.02                --              0.91
 Shares
 Oppenheimer Global Securities Fund/VA, Service         0.62           0.25           0.02                --              0.89
 Shares
 Oppenheimer Main Street Small Cap Fund/VA, Service     0.70           0.25           0.02                --              0.97
 Shares
 Oppenheimer Strategic Bond Fund/VA, Service Shares     0.57           0.25           0.02              0.02              0.86(10)
 PIMCO VIT All Asset Portfolio, Advisor Share Class     0.18           0.25           0.25              0.69              1.37(11)
 Putnam VT Health Sciences Fund - Class IB Shares       0.70           0.25           0.13                --              1.08
 Putnam VT International Equity Fund - Class IB         0.73           0.25           0.11              0.01              1.10
 Shares
 Putnam VT Small Cap Value Fund - Class IB Shares       0.77           0.25           0.10              0.07              1.19
 Putnam VT Vista Fund - Class IB Shares                 0.65           0.25           0.11                --              1.01
 RVST RiverSource(R) Partners Variable                  0.70           0.13           0.16                --              0.99(12)
 Portfolio - Fundamental Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Fundamental Value Fund)
 RVST RiverSource(R) Partners Variable                  0.83           0.13           1.13                --              2.09(12)
 Portfolio - Select Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Select Value Fund)
 RVST RiverSource(R) Partners Variable                  0.97           0.13           0.18                --              1.28(12)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable Portfolio - Cash          0.33           0.13           0.14                --              0.60
 Management Fund
 RVST RiverSource(R) Variable                           0.45           0.13           0.16                --              0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable                           0.59           0.13           0.14                --              0.86
 Portfolio - Diversified Equity Income Fund
 RVST RiverSource(R) Variable Portfolio - Global        0.44           0.13           0.17                --              0.74(12)
 Inflation Protected Securities Fund
 RVST RiverSource(R) Variable Portfolio - Growth        0.60           0.13           0.16                --              0.89
 Fund
 RVST RiverSource(R) Variable Portfolio - High          0.59           0.13           0.15                --              0.87
 Yield Bond Fund
 RVST RiverSource(R) Variable Portfolio - Income        0.61           0.13           0.17                --              0.91
 Opportunities Fund
 RVST RiverSource(R) Variable Portfolio - Large Cap     0.58           0.13           0.15                --              0.86
 Equity Fund
 RVST RiverSource(R) Variable Portfolio - Large Cap     0.59           0.13           0.36                --              1.08(12)
 Value Fund
 RVST RiverSource(R) Variable Portfolio - Mid Cap       0.58           0.13           0.15                --              0.86
 Growth Fund
 RVST RiverSource(R) Variable Portfolio - Mid Cap       0.73           0.13           0.17                --              1.03(12)
 Value Fund
 RVST RiverSource(R) Variable Portfolio - S&P 500       0.22           0.13           0.17                --              0.52(12)
 Index Fund
 RVST RiverSource(R) Variable Portfolio - Short         0.48           0.13           0.18                --              0.79
 Duration U.S. Government Fund
 RVST Threadneedle(R) Variable Portfolio - Emerging     1.11           0.13           0.26                --              1.50
 Markets Fund
 (previously RiverSource(R) Variable
 Portfolio - Emerging Markets Fund)
 RVST Threadneedle(R) Variable                          0.69           0.13           0.19                --              1.01
 Portfolio - International Opportunity Fund
 (previously RiverSource(R) Variable
 Portfolio - International Opportunity Fund)


--------------------------------------------------------------------------------
  10  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                                   ACQUIRED FUND      GROSS TOTAL
                                                     MANAGEMENT        12B-1          OTHER          FEES AND           ANNUAL
                                                        FEES           FEES         EXPENSES        EXPENSES**         EXPENSES
 Van Kampen Life Investment Trust Comstock              0.56%          0.25%          0.03%               --%             0.84%
 Portfolio, Class II Shares
 Van Kampen UIF Global Real Estate Portfolio, Class     0.85           0.35           0.38                --              1.58(13)
 II Shares
 Van Kampen UIF Mid Cap Growth Portfolio, Class II      0.75           0.35           0.35                --              1.45(13)
 Shares
 Van Kampen UIF U.S. Real Estate Portfolio, Class       0.74           0.35           0.29                --              1.38(13)
 II Shares
 Wanger International Small Cap                         0.88             --           0.11                --              0.99
 (effective June 1, 2008, the Fund will change its
 name to Wanger International)
 Wanger U.S. Smaller Companies                          0.90             --           0.05                --              0.95
 (effective June 1, 2008, the Fund will change its
 name to Wanger USA)



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.30% for AIM V.I. Capital Development Fund, Series II Shares, 1.32% for AIM V.I. Global Health Care Fund, Series II Shares, 1.32% for AIM V.I. International Growth Fund, Series II Shares and 1.27% for AIM V.I. Mid Cap Core Equity Fund, Series II Shares.


(2) The Fund's investment adviser has contractually agreed to waive 0.19% of the distribution (12b-1) fees until April 30, 2009. In addition, the Fund's investment adviser has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, (if any)) do not exceed 0.60% annually through April 30, 2009. If these waivers were reflected in the above table, net expenses would be 0.66%. There is no guarantee that these waivers and/or limitations will continue after April 30, 2009.


(3) The Distributor and/or the Advisor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.10% of the Fund's average daily net assets. If the waiver were reflected in the above table, net expenses would be 1.10%. The Advisor or the Distributor may modify or terminate these arrangements at any time.


(4) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio.


(5) The Dreyfus Corporation has agreed, until May 1, 2009, to waive receipt of its fees and/or assume the expenses of the portfolio so that the net expenses (subject to certain exclusions) do not exceed 0.90% for Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares.


(6) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.85% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and 1.00% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.


(7) The Investment Adviser has voluntarily agreed to reduce or limit "Other expenses" (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be terminated at any time at the option of the Investment Adviser. After expense reductions net expenses would be 0.71% for Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares.


(8) Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed 1.00%. These voluntary fee waivers and reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. After fee waivers and expense reimbursements net expenses would be 1.00%.


(9) MFS has agreed in writing to reduce its management fee to 0.65% for MFS Total Return Series annually on average daily net assets in excess of $3 billion and 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 1.05% for MFS Total Return Series - Service Class and 1.07% for MFS Utilities Series - Service Class. This written agreement will remain in effect until modified by the Fund's Board of Trustees.


(10) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.


(11) PIMCO has contractually agreed through Dec. 31, 2008, to reduce its advisory fee to the extent that the "Acquired fund fees and expenses" attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the acquired funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. After fee waivers and expense reimbursements, the net expenses would be 1.35%.


(12) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 0.98% for RVST RiverSource(R) Partners Variable
      Portfolio - Fundamental Value Fund, 1.03% for RVST RiverSource(R) Partners Variable Portfolio - Select Value Fund, 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund, 0.72% for RVST RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Large Cap Value Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Mid Cap Value Fund and 0.51% for RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund.


(13) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursement, the net expenses incurred by investors including certain investment related expenses, was 1.40% for Van Kampen UIF Global Real Estate Portfolio, Class II Shares, 1.16% for Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares and 1.28% for Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares.


--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   11

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

CURRENTLY OFFERED UNDER CONTRACT OPTION L


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds, offered on or after May 1, 2007. They assume that you select the MAV Death Benefit, the SecureSource - Joint Life Rider and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Contract Option L               $1,432      $2,570      $3,076      $5,955           $632       $1,870      $3,076      $5,955


CURRENTLY OFFERED UNDER CONTRACT OPTION C


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds, offered on or after May 1, 2007. They assume that you select the MAV Death Benefit and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Contract Option C                $453       $1,366      $2,287      $4,627           $453       $1,366      $2,287      $4,627


PREVIOUSLY OFFERED UNDER CONTRACT OPTION L & CONTRACT OPTION C


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds for contracts we offered before May 1, 2007. They assume that you select the MAV Death Benefit, the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Contract Option L               $1,462      $2,696      $3,343      $6,766           $662       $1,996      $3,343      $6,766
 Contract Option C                  673       2,027       3,391       6,845            673        2,027       3,391       6,845


ALL CONTRACTS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Contract Option L               $1,030      $1,408      $1,213      $2,599           $230        $708       $1,213      $2,599
 Contract Option C                  241         742       1,268       2,710            241         742        1,268       2,710



(1) In these examples, the $40 contract administrative charge is estimated as a .022% charge for Option L and a .030% for Option C. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

--------------------------------------------------------------------------------
  12  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix M.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example,

--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS 13 various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


--------------------------------------------------------------------------------
  14  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   15

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
AIM V.I. Basic Value Fund,         N             Y        Long-term growth of capital. Invests at    Invesco Aim Advisors,
Series II Shares                                          least 65% of its total assets in equity    Inc. adviser, advisory
                                                          securities of U.S. issuers that have       entities affiliated
                                                          market capitalizations of greater than     with Invesco Aim
                                                          $500 million and are believed to be        Advisors, Inc.,
                                                          undervalued in relation to long-term       subadvisers.
                                                          earning power or other factors. The Fund
                                                          may invest up to 25% of its total assets
                                                          in foreign securities.
AIM V.I. Capital                   Y             Y        Growth of capital. Invests principally in  Invesco Aim Advisors,
Appreciation Fund, Series II                              common stocks of companies likely to       Inc. adviser, advisory
Shares                                                    benefit from new or innovative products,   entities affiliated
                                                          services or processes as well as those     with Invesco Aim
                                                          with above-average long-term growth and    Advisors, Inc.,
                                                          excellent prospects for future growth.     subadvisers.
                                                          The Fund can invest up to 25% of its
                                                          total assets in foreign securities that
                                                          involve risks not associated with
                                                          investing solely in the United States.
AIM V.I. Capital Development       Y             Y        Long-term growth of capital. Invests       Invesco Aim Advisors,
Fund, Series II Shares                                    primarily in securities (including common  Inc. adviser, advisory stocks, convertible securities and bonds)  entities affiliated of small- and medium-sized companies. The  with Invesco Aim
                                                          Fund may invest up to 25% of its total     Advisors, Inc.,
                                                          assets in foreign securities.              subadvisers.
AIM V.I. Global Health Care        Y             Y        Capital Growth The fund seeks to meet its  Invesco Aim Advisors,
Fund, Series II Shares                                    objective by investing, normally, at       Inc. adviser, advisory
                                                          least 80% of its assets in securities of   entities affiliated
                                                          health care industry companies. The Fund   with Invesco Aim
                                                          may invest up to 20% of its total assets   Advisors, Inc.,
                                                          in companies located in developing         subadvisers.
                                                          countries, i.e., those countries that are
                                                          in the initial stages of their industrial
                                                          cycles. The Fund may also invest up to 5%
                                                          of its total assets in lower-quality debt
                                                          securities, i.e., junk bonds.
AIM V.I. International             Y             Y        Long-term growth of capital. Invests       Invesco Aim Advisors,
Growth Fund, Series II                                    primarily in a diversified portfolio of    Inc. adviser, advisory
Shares                                                    international equity securities, whose     entities affiliated
                                                          issuers are considered to have strong      with Invesco Aim
                                                          earnings momentum. The Fund may invest up  Advisors, Inc.,
                                                          to 20% of its total assets in security     subadvisers.
                                                          issuers located in developing countries
                                                          and in securities exchangeable for or
                                                          convertible into equity securities of
                                                          foreign companies.


--------------------------------------------------------------------------------
  16  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
AIM V.I. Mid Cap Core Equity       N             Y        Long-term growth of capital. Invests       Invesco Aim Advisors,
Fund, Series II Shares                                    normally at least 80% of its net assets,   Inc. adviser, advisory
                                                          plus the amount of any borrowings for      entities affiliated
                                                          investment purposes, in equity             with Invesco Aim
                                                          securities, including convertible          Advisors, Inc.,
                                                          securities, of medium sized companies.     subadvisers.
                                                          The Fund may invest up to 20% of its net
                                                          assets in equity securities of companies
                                                          in other market capitalization ranges or
                                                          in investment grade debt securities. The
                                                          Fund may also invest up to 25% of its
                                                          total assets in foreign securities.
AllianceBernstein VPS              N             Y        Total return consistent with reasonable    AllianceBernstein L.P.
Balanced Shares Portfolio                                 risk, through a combination of income and
(Class B)                                                 longer-term growth of capital. Invests
                                                          primarily in U.S. government and agency
                                                          obligations, bonds, fixed-income and
                                                          equity securities of non-U.S. issuers
                                                          (including short-and long-term debt
                                                          securities and preferred stocks to the
                                                          extent the Advisor deems best adapted to
                                                          the current economic and market out
                                                          look), and common stocks.
AllianceBernstein VPS Global       Y             Y        Long-term growth of capital. The Fund      AllianceBernstein L.P.
Technology Portfolio (Class                               invests at least 80% of its net assets in
B)                                                        securities of companies that use
                                                          technology extensively in the development
                                                          of new or improved products or processes.
                                                          Invests in a global portfolio of
                                                          securities of U.S. and foreign companies
                                                          selected for their growth potential.
AllianceBernstein VPS Growth       Y             Y        Long-term growth of capital. Invests       AllianceBernstein L.P.
and Income Portfolio (Class                               primarily in the equity securities of
B)                                                        domestic companies that the Advisor deems
                                                          to be undervalued.
AllianceBernstein VPS              Y             Y        Long-term growth of capital. Invests       AllianceBernstein L.P.
International Value                                       primarily in a diversified portfolio of
Portfolio (Class B)                                       equity securities of established
                                                          companies selected from more than 40
                                                          industries and from more than 40
                                                          developed and emerging market countries.
American Century VP                N             Y        Long-term total return To protect against  American Century
Inflation Protection, Class                               U.S. inflation.                            Investment Management,
II                                                                                                   Inc.
American Century VP                N             Y        Capital growth. Invests primarily in       American Century
International, Class II                                   stocks of growing foreign companies in     Global Investment
                                                          developed countries.                       Management, Inc.


--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   17

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
American Century VP Mid Cap        Y             Y        Long-term capital growth with income as a  American Century
Value, Class II                                           secondary objective. Long-term capital     Investment Management,
                                                          growth with income as secondary            Inc.
                                                          objective. Invests primarily in stocks of
                                                          companies that management believes are
                                                          undervalued at the time of purchase. The
                                                          fund will invest at least 80% of its
                                                          assets in securities of companies whose
                                                          market capitalization at the time of
                                                          purchase is within the capitalization
                                                          range of the Russell 3000 Index,
                                                          excluding the largest 100 such companies.
American Century VP                Y             Y        Long-term capital growth. Analytical       American Century
Ultra(R), Class II                                        research tools and techniques are used to  Investment Management,
                                                          identify the stocks of larger-sized        Inc.
                                                          companies that appear to have the best
                                                          opportunity of sustaining long-term above
                                                          average growth.
American Century VP Value,         Y             Y        Long-term capital growth, with income as   American Century
Class II                                                  a secondary objective. Invests primarily   Investment Management,
                                                          in stocks of companies that management     Inc.
                                                          believes to be undervalued at the time of
                                                          purchase.
Columbia High Yield Fund,          Y             Y        Total return, consisting of a high level   Columbia Management
Variable Series, Class B                                  of income and capital appreciation. Under  Advisors, LLC,
                                                          normal circumstances, the Fund invests at  advisor; MacKay
                                                          least 80% of net assets in domestic and    Shields LLC,
                                                          foreign corporate below investment grade   subadviser.
                                                          debt securities. These securities
                                                          generally will be, at the time of
                                                          purchase, rated BB or below by Standard &
                                                          Poor's Corporation (S&P) or Fitch, rated
                                                          "Ba" or below by Moody's, or unrated but
                                                          determined by the Advisor to be of
                                                          comparable quality. The Fund invests
                                                          primarily in domestic corporate below
                                                          investment grade securities (including
                                                          private placements), U.S.
                                                          dollar-denominated foreign corporate
                                                          below investment grade securities
                                                          (including private placements), zero-
                                                          coupon bonds and U.S. Government
                                                          obligations. The Fund may invest up to
                                                          20% of net assets in equity securities
                                                          that may include convertible securities.
                                                          The Fund is not managed to a specific
                                                          duration.
Columbia Marsico Growth            Y             Y        Long-term growth of capital. Under normal  Columbia Management
Fund, Variable Series, Class                              circumstances, the Fund invests primarily  Advisors, LLC,
A                                                         in equity securities of                    adviser; Marsico
                                                          large-capitalization companies that have   Capital Management,
                                                          market capitalizations of $5 billion or    LLC, sub-adviser.
                                                          more at the time of purchase. The Fund
                                                          generally holds a core position of
                                                          between 35 and 50 common stocks. It may
                                                          hold up to 25% of total assets in foreign
                                                          securities, including in emerging market
                                                          securities.


--------------------------------------------------------------------------------
  18  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
Columbia Marsico                   Y             Y        Long-term growth of capital. Under normal  Columbia Management
International Opportunities                               circumstances, the Fund invests at least   Advisors, LLC,
Fund, Variable Series, Class                              65% of total assets in common stocks of    adviser; Marsico
B                                                         foreign companies. The Fund may invest in  Capital Management,
                                                          companies of any size throughout the       LLC, sub-adviser.
                                                          world that are selected for their
                                                          long-term growth potential. The Fund
                                                          normally invests in issuers from at least
                                                          three different countries not including
                                                          the United States. The Fund may invest in
                                                          common stocks of companies operating in
                                                          or economically tied to emerging markets
                                                          countries. Some issuers or securities in
                                                          the Fund's portfolio may be based in or
                                                          economically tied to the United States.
Columbia Small Cap Value           Y             Y        Long-term capital appreciation. Under      Columbia Management
Fund, Variable Series, Class                              normal circumstances, the Fund invests at  Advisors, LLC
B                                                         least 80% of net assets in equity
                                                          securities of companies that have market
                                                          capitalizations in the range of companies
                                                          in the Russell 2000 Index at the time of
                                                          purchase that the Advisor believes are
                                                          undervalued and have the potential for
                                                          long-term growth. The Fund may invest up
                                                          to 20% of total assets in foreign
                                                          securities. The Fund may also invest in
                                                          real estate investment trusts.
Credit Suisse Trust -              Y             Y        Total Return. Invests in commodity-linked  Credit Suisse Asset
Commodity Return Strategy                                 derivative instruments backed and          Management, LLC
Portfolio                                                 fixed-income securities. The portfolio
                                                          invests in commodity-linked derivative
                                                          instruments, such as commodity-linked
                                                          notes, swap agreements, commodity
                                                          options, futures and options on futures
                                                          that provide exposure to the investment
                                                          returns of the commodities markets
                                                          without investing directly in physical
                                                          commodities. The portfolio invests all of
                                                          its assets in commodity-linked derivative
                                                          instruments, such as structured notes and
                                                          swaps, and fixed-income securities,
                                                          subject to applicable IRS limits. The
                                                          portfolio may also gain exposure to
                                                          commodity markets by investing in the
                                                          Credit Suisse Cayman Commodity Fund II, a
                                                          wholly owned subsidiary of the Portfolio
                                                          formed in the Cayman Island.


--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   19

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
Dreyfus Investment                 N             Y        Investment results greater than the total  The Dreyfus
Portfolios MidCap Stock                                   return performance of publicly traded      Corporation
Portfolio, Service Shares                                 common stocks of medium-sized domestic
                                                          companies in the aggregate, as
                                                          represented by the Standard & Poor's
                                                          Midcap 400 Index. The portfolio normally
                                                          invests at least 80% of its assets in
                                                          stocks of mid-size companies. The
                                                          portfolio invests in growth and value
                                                          stocks, which are chosen through a
                                                          disciplined investment process that
                                                          combines computer modeling techniques,
                                                          fundamental analysis and risk management.
                                                          Consistency of returns compared to the
                                                          S&P 400 is a primary goal of the
                                                          investment process. The portfolio's stock
                                                          investments may include common stocks,
                                                          preferred stocks, convertible securities
                                                          and depository receipts, including those
                                                          issued in initial public offerings or
                                                          shortly thereafter.
Dreyfus Investment                 N             Y        Capital appreciation. The portfolio        The Dreyfus
Portfolios Technology Growth                              invests, under normal circumstances, at    Corporation
Portfolio, Service Shares                                 least 80% of its assets in the stocks of
                                                          growth companies of any size that Dreyfus
                                                          believes to be leading producers or
                                                          beneficiaries of technological
                                                          innovation. Up to 25% of the portfolio's
                                                          assets may be in foreign securities. The
                                                          portfolio's stock investments may include
                                                          common stocks, preferred stocks and
                                                          convertible securities.
Dreyfus Variable Investment        N             Y        Long-term capital growth consistent with   The Dreyfus
Fund Appreciation Portfolio,                              the preservation of capital. Its           Corporation; Fayez
Service Shares                                            secondary goal is current income. To       Sarofim & Co., sub-
                                                          pursue these goals, the portfolio          adviser.
                                                          normally invests at least 80% of its
                                                          assets in common stocks. The portfolio
                                                          focuses on "blue chip" companies with
                                                          total market capitalizations of more than
                                                          $5 billion at the time of purchase,
                                                          including multinational companies. These
                                                          established companies have demonstrated
                                                          sustained patterns of profitability,
                                                          strong balance sheets, an expanding
                                                          global presence and the potential to
                                                          achieve predictable, above-average
                                                          earnings growth.
Dreyfus Variable Investment        Y             Y        Capital growth. To pursue this goal, the   The Dreyfus
Fund International Equity                                 portfolio primarily invests in growth      Corporation
Portfolio, Service Shares                                 stocks of foreign companies. Normally,
                                                          the portfolio invests at least 80% of its
                                                          assets in stocks, including common
                                                          stocks, preferred stocks and convertible
                                                          securities, including those purchased in
                                                          initial public offering.


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  20  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
Dreyfus Variable Investment        Y             Y        Long-term capital growth. To pursue this   The Dreyfus
Fund International Value                                  goal, the portfolio normally invests at    Corporation
Portfolio, Service Shares                                 least 80% of its assets in stocks. The
                                                          portfolio ordinarily invests most of its
                                                          assets in securities of foreign companies
                                                          which Dreyfus considers to be value
                                                          companies. The portfolio's stock
                                                          investments may include common stocks,
                                                          preferred stocks and convertible
                                                          securities, including those purchased in
                                                          initial public offerings or shortly
                                                          thereafter. The portfolio may invest in
                                                          companies of any size. The portfolio may
                                                          also invest in companies located in
                                                          emerging markets.
Eaton Vance VT Floating-           Y             Y        High level of current income. The Fund     Eaton Vance Management
Rate Income Fund                                          invests primarily in senior floating rate
                                                          loans ("Senior Loans"). Senior Loans
                                                          typically are of below investment grade
                                                          quality and have below investment grade
                                                          credit ratings, which ratings are
                                                          associated with securities having high
                                                          risk, speculative characteristics. The
                                                          Fund invests at least 80% of its net
                                                          assets in income producing floating rate
                                                          loans and other floating rate debt
                                                          securities. The Fund may also purchase
                                                          investment grade fixed income debt
                                                          securities and money market instruments.
                                                          The Fund may invest up to 25% of its
                                                          total assets in foreign securities and
                                                          may engage in certain hedging
                                                          transactions. The Fund may purchase
                                                          derivative instruments, such as futures
                                                          contracts and options thereon, interest
                                                          rate and credit default swaps, credit
                                                          linked notes and currency hedging
                                                          derivatives.
Fidelity(R) VIP                    Y             Y        Long-term capital appreciation. Normally   Fidelity Management &
Contrafund(R) Portfolio                                   invests primarily in common stocks.        Research Company
Service Class 2                                           Invests in securities of companies whose   (FMR), investment
                                                          value it believes is not fully recognized  manager; FMR U.K. and by the public. Invests in either "growth"  FMR Far East,
                                                          stocks or "value" stocks or both. The      sub-advisers.
                                                          fund invests in domestic and foreign
                                                          issuers.
Fidelity(R) VIP Growth             N             Y        Achieve capital appreciation. Normally     Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks.        Research Company
                                                          Invests in companies that it believes      (FMR), investment
                                                          have above-average growth potential        manager; FMR U.K., FMR
                                                          (stocks of these companies are often       Far East, sub-
                                                          called "growth" stocks). The Fund invests  advisers.
                                                          in domestic and foreign issuers.


--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   21

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
Fidelity(R) VIP Investment         Y             Y        High level of current income consistent    Fidelity Management &
Grade Bond Portfolio Service                              with the preservation of capital.          Research Company
Class 2                                                   Normally invests at least 80% of assets    (FMR), investment
                                                          in investment-grade debt securities        manager; FMR U.K., FMR
                                                          (those of medium and high quality) of all  Far East, sub-
                                                          types and repurchase agreements for those  advisers.
                                                          securities.
Fidelity(R) VIP Mid Cap            Y             Y        Long-term growth of capital. Normally      Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks.        Research Company
                                                          Normally invests at least 80% of assets    (FMR), investment
                                                          in securities of companies with medium     manager; FMR U.K., FMR
                                                          market capitalizations. May invest in      Far East, sub-
                                                          companies with smaller or larger market    advisers.
                                                          capitalizations. Invests in domestic and
                                                          foreign issuers. The Fund invests in
                                                          either "growth" or "value" common stocks
                                                          or both.
Fidelity(R) VIP Overseas           Y             Y        Long-term growth of capital. Normally      Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks of      Research Company
                                                          foreign securities. Normally invests at    (FMR), investment
                                                          least 80% of assets in non-U.S.            manager; FMR U.K., FMR
                                                          securities.                                Far East, Fidelity
                                                                                                     International
                                                                                                     Investment Advisors
                                                                                                     (FIIA) and FIIA U.K.,
                                                                                                     sub-advisers.
FTVIPT Franklin Income             Y             Y        Maximize income while maintaining          Franklin Advisers,
Securities Fund - Class 2                                 prospects for capital appreciation. The    Inc.
                                                          Fund normally invests in both equity and
                                                          debt securities. The Fund seeks income by
                                                          investing in corporate, foreign, and U.S.
                                                          Treasury bonds as well as stocks with
                                                          dividend yields the manager believes are
                                                          attractive.
FTVIPT Franklin Rising             N             Y        Long-term capital appreciation, with       Franklin Advisory
Dividends Securities                                      preservation of capital as an important    Services, LLC
Fund - Class 2                                            consideration. The Fund normally invests
                                                          at least 80% of its net assets in
                                                          investments of companies that have paid
                                                          rising dividends, and normally invests
                                                          predominantly in equity securities.
FTVIPT Franklin Small-Mid          N             Y        Long-term capital growth. The Fund         Franklin Advisers,
Cap Growth Securities                                     normally invests at least 80% of its net   Inc.
Fund - Class 2                                            assets in investments of small
                                                          capitalization and mid capitalization
                                                          companies and normally invests
                                                          predominantly in equity securities.


--------------------------------------------------------------------------------
  22  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
FTVIPT Mutual Shares               N             Y        Capital appreciation, with income as a     Franklin Mutual
Securities Fund - Class 2                                 secondary goal. The Fund normally invests  Advisers, LLC
                                                          primarily in equity securities of
                                                          companies that the manager believes are
                                                          undervalued. The Fund also invests, to a
                                                          lesser extent in risk arbitrage
                                                          securities and distressed companies.
FTVIPT Templeton Global            Y             Y        High current income consistent with        Franklin Advisers,
Income Securities Fund -                                  preservation of capital, with capital      Inc.
Class 2                                                   appreciation as a secondary
                                                          consideration. The Fund normally invests
                                                          mainly in debt securities of governments
                                                          and their political subdivisions and
                                                          agencies, supranational organizations and
                                                          companies located anywhere in the world,
                                                          including emerging markets.
FTVIPT Templeton Growth            Y             Y        Long-term capital growth. The Fund         Templeton Global
Securities Fund - Class 2                                 normally invests primarily in equity       Advisors Limited,
                                                          securities of companies located anywhere   adviser; Templeton
                                                          in the world, including those in the U.S.  Asset Management Ltd.,
                                                          and in emerging markets.                   subadviser.
Goldman Sachs VIT Mid Cap          Y             Y        Long-term capital appreciation. The Fund   Goldman Sachs Asset
Value Fund - Institutional                                invests, under normal circumstances, at    Management, L.P.
Shares                                                    least 80% of its net assets plus any
                                                          borrowings for investment purposes
                                                          (measured at time of purchase) ("Net
                                                          Assets") in a diversified portfolio of
                                                          equity investments in mid-cap issuers
                                                          with public stock market capitalizations
                                                          (based upon shares available for trading
                                                          on an unrestricted basis) within the
                                                          range of the market capitalization of
                                                          companies constituting the Russell
                                                          Midcap(R) Value Index at the time of
                                                          investment. If the market capitalization
                                                          of a company held by the Fund moves
                                                          outside this range, the Fund may, but is
                                                          not required to, sell the securities. The
                                                          capitalization range of the Russell
                                                          Midcap(R) Value Index is currently
                                                          between $1.1 billion and $21 billion.
                                                          Although the Fund will invest primarily
                                                          in publicly traded U.S. securities, it
                                                          may invest up to 25% of its Net Assets in
                                                          foreign securities, including securities
                                                          of issuers in countries with emerging
                                                          markets or economies ("emerging
                                                          countries") and securities quoted in
                                                          foreign currencies. The Fund may invest
                                                          in the aggregate up to 20% of its Net
                                                          Assets in companies with public stock
                                                          market capitalizations outside the range
                                                          of companies constituting the Russell
                                                          Midcap(R) Value Index at the time of
                                                          investment and in fixed-income
                                                          securities, such as government, corporate
                                                          and bank debt obligations.


--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   23

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
Goldman Sachs VIT Structured       Y             Y        Long-term growth of capital and dividend   Goldman Sachs Asset
U.S. Equity                                               income. The Fund invests, under normal     Management, L.P.
Fund - Institutional Shares                               circumstances, at least 80% of its net
                                                          assets plus any borrowings for investment
                                                          purposes (measured at the time of
                                                          purchase) ("Net Assets") in a diversified
                                                          portfolio of equity investments in U.S.
                                                          issuers, including foreign companies that
                                                          are traded in the United States. However,
                                                          it is currently anticipated that, under
                                                          normal circumstances, the Fund will
                                                          invest at least 95% of its Net Assets in
                                                          such equity investments. The Fund's
                                                          investments are selected using a variety
                                                          of quantitative techniques, derived from
                                                          fundamental research including but not
                                                          limited to valuation, momentum,
                                                          profitability and earnings quality, in
                                                          seeking to maximize the Fund's expected
                                                          returns. The Fund maintains risk, style,
                                                          capitalization and industry
                                                          characteristics similar to the S&P 500
                                                          Index. The S&P 500 Index is an index of
                                                          large-cap stocks designed to reflect a
                                                          broad representation of the U.S. economy.
                                                          The Fund seeks to maximize expected
                                                          return while maintaining these and other
                                                          characteristics similar to the benchmark.
                                                          The Fund is not required to limit its
                                                          investments to securities in the S&P 500
                                                          Index.
Janus Aspen Series Large Cap       Y             Y        Long-term growth of capital in a manner    Janus Capital
Growth Portfolio: Service                                 consistent with the preservation of        Management LLC
Shares                                                    capital. Invests under normal
                                                          circumstances at least 80% of its net
                                                          assets in common stocks of large-sized
                                                          companies. Large-sized companies are
                                                          those whose market capitalization falls
                                                          within the range of companies in the
                                                          Russell 1000(R) Index at the time of
                                                          purchase.
Legg Mason Partners Variable       Y             Y        Long-term growth of capital. Under normal  Legg Mason Partners
Small Cap Growth Portfolio,                               circumstances, the fund invests at least   Fund Advisor, LLC,
Class I                                                   80% of its net assets in equity            adviser; ClearBridge
                                                          securities of companies with small market  Advisors, LLC, sub-
                                                          capitalizations and related investments.   adviser.
MFS(R) Investors Growth            N             Y        Capital appreciation. Normally invests at  MFS Investment
Stock Series - Service Class                              least 80% of the fund's net assets in      Management(R)
                                                          equity securities of companies MFS
                                                          believes to have above average earnings
                                                          growth potential compared to other
                                                          companies (growth companies). Growth
                                                          companies tend to have stock prices that
                                                          are high relative to their earnings,
                                                          dividends, book value, or other financial
                                                          measures. The Fund generally focuses on
                                                          companies with large capitalizations.


--------------------------------------------------------------------------------
  24  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
MFS(R) New Discovery               N             Y        Capital appreciation. Invests in stocks    MFS Investment
Series - Service Class                                    of companies MFS believes to have above    Management(R)
                                                          average earnings growth potential
                                                          compared to other companies (growth
                                                          companies). Growth companies tend to have
                                                          stock prices that are high relative to
                                                          their earnings, dividends, book value, or
                                                          other financial measures. The Fund
                                                          generally focuses on companies with small
                                                          capitalizations.
MFS(R) Total Return                Y             Y        Total return. Invests primarily in equity  MFS Investment
Series - Service Class                                    and fixed income securities. MFS invests   Management(R)
                                                          between 40% and 75% of the fund's net
                                                          assets in equity securities and at least
                                                          25% of the fund's total assets in
                                                          fixed-income senior securities.
MFS(R) Utilities Series -          Y             Y        Total return. Normally invests at least    MFS Investment
Service Class                                             80% of the fund's net assets in            Management(R)
                                                          securities of issuers in the utilities
                                                          industry. The Fund's assets may be
                                                          invested in companies of any size.
Oppenheimer Capital                Y             Y        Capital appreciation by investing in       OppenheimerFunds, Inc.
Appreciation Fund/VA,                                     securities of well-known, established
Service Shares                                            companies.
Oppenheimer Global                 Y             Y        Long-term capital appreciation. Invests    OppenheimerFunds, Inc.
Securities Fund/VA, Service                               mainly in common stocks of U.S. and
Shares                                                    foreign issuers that are "growth-type"
                                                          companies, cyclical industries and
                                                          special situations that are considered to
                                                          have appreciation possibilities.
Oppenheimer Main Street            Y             Y        Capital appreciation. Invests mainly in    OppenheimerFunds, Inc.
Small Cap Fund/VA, Service                                common stocks of small-capitalization
Shares                                                    U.S. companies that the fund's investment
                                                          manager believes have favorable business
                                                          trends or prospects.
Oppenheimer Strategic Bond         Y             Y        High level of current income principally   OppenheimerFunds, Inc.
Fund/VA, Service Shares                                   derived from interest on debt securities.
                                                          Invests mainly in three market sectors:
                                                          debt securities of foreign governments
                                                          and companies, U.S. government securities
                                                          and lower-rated high yield securities of
                                                          U.S. and foreign companies.


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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   25

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
PIMCO VIT All Asset                Y             Y        Maximum real return consistent with        Pacific Investment
Portfolio, Advisor Share                                  preservation of real capital and prudent   Management Company LLC
Class                                                     investment management period. The
                                                          Portfolio seeks to achieve its investment
                                                          objective by investing under normal
                                                          circumstances substantially all of its
                                                          assets in Institutional Class shares of
                                                          the PIMCO Funds, an affiliated open-end
                                                          investment company, except the All Asset
                                                          and All Asset All Authority Funds
                                                          ("Underlying Funds"). Though it is
                                                          anticipated that the Portfolio will not
                                                          currently invest in the European
                                                          StockPLUS(R) TR Strategy, Far East
                                                          (ex-Japan) StocksPLUS(R) TR Strategy,
                                                          Japanese StocksPLUS(R) TR Strategy,
                                                          StocksPLUS(R) Municipal-Backed and
                                                          StocksPLUS(R) TR Short Strategy Funds,
                                                          the Portfolio may invest in these Funds
                                                          in the future, without shareholder
                                                          approval, at the discretion of the
                                                          Portfolio's asset allocation sub-adviser.
Putnam VT Health Sciences          N             Y        Capital appreciation. The fund pursues     Putnam Investment
Fund - Class IB Shares                                    its goal by investing mainly in common     Management, LLC
                                                          stocks of companies in the health
                                                          sciences industries, with a focus on
                                                          growth stocks. Under normal
                                                          circumstances, the fund invests at least
                                                          80% of its net assets in securities of
                                                          (a) companies that derive at least 50% of
                                                          their assets, revenues or profits from
                                                          the pharmaceutical, health care services,
                                                          applied research and development and
                                                          medical equipment and supplies
                                                          industries, or (b) companies Putnam
                                                          Management thinks have the potential for
                                                          growth as a result of their particular
                                                          products, technology, patents or other
                                                          market advantages in the health sciences
                                                          industries.
Putnam VT International            N             Y        Capital appreciation. The fund pursues     Putnam Investment
Equity Fund - Class IB                                    its goal by investing mainly in common     Management, LLC
Shares                                                    stocks of companies outside the United
                                                          States that Putnam Management believes
                                                          have favorable investment potential.
                                                          Under normal circumstances, the fund
                                                          invests at least 80% of its net assets in
                                                          equity investments.
Putnam VT Small Cap Value          N             Y        Capital appreciation. The fund pursues     Putnam Investment
Fund - Class IB Shares                                    its goal by investing mainly in common     Management, LLC
                                                          stocks of U.S. companies, with a focus on
                                                          value stocks. Under normal circumstances,
                                                          the fund invests at least 80% of its net
                                                          assets in small companies of a size
                                                          similar to those in the Russell 2000
                                                          Value Index.
Putnam VT Vista Fund - Class       N             Y        Capital appreciation. The fund pursues     Putnam Investment
IB Shares                                                 its goal by investing mainly in common     Management, LLC
                                                          stocks of U.S. companies, with a focus on
                                                          growth stocks.


--------------------------------------------------------------------------------
  26  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
RVST RiverSource Partners          Y             Y        Long-term capital growth. The Fund's       RiverSource
Variable                                                  assets are primarily invested in equity    Investments, LLC,
Portfolio - Fundamental                                   securities of U.S. companies. Under        adviser; Davis
Value Fund                                                normal market conditions, the Fund's       Selected Advisers,
                                                          assets will be invested primarily in       L.P., subadviser.
(previously RiverSource                                   companies with market capitalizations of
Variable Portfolio -                                      at least $5 billion at the time of the
Fundamental Value Fund)                                   Fund's investment. The Fund may invest up
                                                          to 25% of its net assets in foreign
                                                          investments.
RVST RiverSource Partners          Y             Y        Long-term growth of capital. Invests       RiverSource
Variable Portfolio - Select                               primarily in equity securities of mid cap  Investments, LLC,
Value Fund                                                companies as well as companies with        adviser; Systematic
                                                          larger and smaller market                  Financial Management,
(previously RiverSource                                   capitalizations. The Fund considers        L.P. and WEDGE Capital
Variable Portfolio - Select                               mid-cap companies to be either those with  Management L.L.P.,
Value Fund)                                               a market capitalization of up to $15       sub-advisers.
                                                          billion or those whose market
                                                          capitalization falls within range of the
                                                          Russell Midcap(R) Value Index.
RVST RiverSource Partners          Y             Y        Long-term capital appreciation. Under      RiverSource
Variable Portfolio - Small                                normal market conditions, at least 80% of  Investments, LLC,
Cap Value Fund                                            the Fund's net assets will be invested in  adviser; River Road
                                                          small cap companies with market            Asset Management, LLC,
(previously RiverSource                                   capitalization, at the time of             Donald Smith & Co.,
Variable Portfolio - Small                                investment, of up to $2.5 billion or that  Inc., Franklin
Cap Value Fund)                                           fall within the range of the Russell       Portfolio Associates
                                                          2000(R) Value Index. The Fund may invest   LLC, Barrow, Hanley,
                                                          up to 25% of its net assets in foreign     Mewhinney & Strauss,
                                                          investments.                               Inc. and Denver
                                                                                                     Investment Advisors
                                                                                                     LLC, subadvisers.
RVST RiverSource Variable          Y             Y        Maximum current income consistent with     RiverSource
Portfolio - Cash Management                               liquidity and stability of principal.      Investments, LLC
Fund                                                      Invests primarily in money market
                                                          instruments, such as marketable debt
                                                          obligations issued by corporations or the
                                                          U.S. government or its agencies, bank
                                                          certificates of deposit, bankers'
                                                          acceptances, letters of credit, and
                                                          commercial paper, including asset-backed
                                                          commercial paper.


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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   27

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        High level of current income while         RiverSource
Portfolio - Diversified Bond                              attempting to conserve the value of the    Investments, LLC
Fund                                                      investment for the longest period of
                                                          time. Under normal market conditions, the
                                                          Fund invests at least 80% of its net
                                                          assets in bonds and other debt
                                                          securities. At least 50% of the Fund's
                                                          net assets will be invested in securities
                                                          like those included in the Lehman
                                                          Brothers Aggregate Bond Index (Index),
                                                          which are investment grade and
                                                          denominated in U.S. dollars. The Index
                                                          includes securities issued by the U.S.
                                                          government, corporate bonds, and
                                                          mortgage- and asset-backed securities.
                                                          Although the Fund emphasizes high- and
                                                          medium-quality debt securities, it will
                                                          assume some credit risk to achieve higher
                                                          yield and/or capital appreciation by
                                                          buying lower-quality (junk) bonds. The
                                                          Fund may invest up to 25% of its net
                                                          assets in foreign investments, which may
                                                          include instruments in emerging markets.
RVST RiverSource Variable          Y             Y        High level of current income and, as a     RiverSource
Portfolio - Diversified                                   secondary goal, steady growth of capital.  Investments, LLC
Equity Income Fund                                        Under normal market conditions, the Fund
                                                          invests at least 80% of its net assets in
                                                          dividend-paying common and preferred
                                                          stocks. The Fund may invest up to 25% of
                                                          its net assets in foreign investments.
RVST RiverSource Variable          Y             Y        Total return that exceeds the rate of      RiverSource
Portfolio - Global Inflation                              inflation over the long-term.              Investments, LLC
Protected Securities Fund                                 Non-diversified mutual fund that, under
                                                          normal market conditions, invests at
                                                          least 80% of its net assets in
                                                          inflation-protected debt securities.
                                                          These securities include inflation-
                                                          indexed bonds of varying maturities
                                                          issued by U.S. and foreign governments,
                                                          their agencies or instrumentalities, and
                                                          corporations.
RVST RiverSource Variable          Y             Y        Long-term capital growth. Invests          RiverSource
Portfolio - Growth Fund                                   primarily in common stocks and securities  Investments, LLC convertible into common stocks that
                                                          appear to offer growth opportunities.
                                                          These growth opportunities could result
                                                          from new management, market developments,
                                                          or technological superiority. The Fund
                                                          may invest up to 25% of its net assets in
                                                          foreign investments.


--------------------------------------------------------------------------------
  28  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        High current income, with capital growth   RiverSource
Portfolio - High Yield Bond                               as a secondary objective. Under normal     Investments, LLC
Fund                                                      market conditions, the Fund invests at
                                                          least 80% of its net assets in high-yield
                                                          debt instruments (commonly referred to as
                                                          "junk") including corporate debt
                                                          securities as well as bank loans rated
                                                          below investment grade by a nationally
                                                          recognized statistical rating
                                                          organization, or if unrated, determined
                                                          to be of comparable quality. Up to 25% of
                                                          the Fund may be invested in high yield
                                                          debt instruments of foreign issuers.
RVST RiverSource Variable          Y             Y        High total return through current income   RiverSource
Portfolio - Income                                        and capital appreciation. Under normal     Investments, LLC
Opportunities Fund                                        market conditions, the Fund invests
                                                          primarily in income- producing debt
                                                          securities with an emphasis on the higher
                                                          rated segment of the high-yield (junk
                                                          bond) market. These income-producing debt
                                                          securities include corporate debt
                                                          securities as well as bank loans. The
                                                          Fund will purchase only securities rated
                                                          B or above, or unrated securities
                                                          believed to be of the same quality. If a
                                                          security falls below a B rating, the Fund
                                                          may continue to hold the security. Up to
                                                          25% of the Fund may be in foreign
                                                          investments.
RVST RiverSource Variable          Y             Y        Capital appreciation. Under normal market  RiverSource
Portfolio - Large Cap Equity                              conditions, the Fund invests at least 80%  Investments, LLC
Fund                                                      of its net assets in equity securities of
                                                          companies with market capitalization
                                                          greater than $5 billion at the time of
                                                          purchase. The Fund may invest up to 25%
                                                          of its net assets in foreign investments.
RVST RiverSource Variable          N             Y        Long-term growth of capital. Under normal  RiverSource
Portfolio - Large Cap Value                               market conditions, the Fund invests at     Investments, LLC
Fund                                                      least 80% of its net assets in equity
                                                          securities of companies with a market
                                                          capitalization greater than $5 billion.
                                                          The Fund may also invest in income-
                                                          producing equity securities and preferred
                                                          stocks. The Fund may invest up to 25% of
                                                          its net assets in foreign investments.
RVST RiverSource Variable          N             Y        Growth of capital. Under normal market     RiverSource
Portfolio - Mid Cap Growth                                conditions, the Fund invests at least 80%  Investments, LLC
Fund                                                      of its net assets at the time of purchase
                                                          in equity securities of mid
                                                          capitalization companies. The investment
                                                          manager defines mid-cap companies as
                                                          those whose market capitalization (number
                                                          of shares outstanding multiplied by the
                                                          share price) falls within the range of
                                                          the Russell Midcap(R) Growth Index.


--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   29

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        Long-term growth of capital. Under normal  RiverSource
Portfolio - Mid Cap Value                                 circumstances, the Fund invests at least   Investments, LLC
Fund                                                      80% of its net assets (including the
                                                          amount of any borrowings for investment
                                                          purposes) in equity securities of
                                                          medium-sized companies. Medium-sized
                                                          companies are those whose market
                                                          capitalizations at the time of purchase
                                                          fall within the range of the Russell
                                                          Midcap(R) Value Index. The Fund may
                                                          invest up to 25% of its net assets in
                                                          foreign investments.
RVST RiverSource Variable          Y             Y        Long-term capital appreciation. The Fund   RiverSource
Portfolio - S&P 500 Index                                 seeks to provide investment results that   Investments, LLC
Fund                                                      correspond to the total return (the
                                                          combination of appreciation and income)
                                                          of large-capitalization stocks of U.S.
                                                          companies. The Fund invests in common
                                                          stocks included in the Standard & Poor's
                                                          500 Composite Stock Price Index (S&P
                                                          500). The S&P 500 is made up primarily of
                                                          large-capitalization companies that
                                                          represent a broad spectrum of the U.S.
                                                          economy.
RVST RiverSource Variable          Y             Y        High level of current income and safety    RiverSource
Portfolio - Short Duration                                of principal consistent with investment    Investments, LLC
U.S. Government Fund                                      in U.S. government and government agency
                                                          securities. Under normal market
                                                          conditions, at least 80% of the Fund's
                                                          net assets are invested in securities
                                                          issued or guaranteed as to principal and
                                                          interest by the U.S. government, its
                                                          agencies or instrumentalities.
RVST Threadneedle Variable         Y             Y        Long-term capital growth. The Fund's       RiverSource
Portfolio - Emerging Markets                              assets are primarily invested in equity    Investments, LLC,
Fund                                                      securities of emerging market companies.   adviser; Threadneedle
                                                          Under normal market conditions, at least   International Limited,
(previously RiverSource                                   80% of the Fund's net assets will be       an indirect wholly-
Variable Portfolio -                                      invested in securities of companies that   owned subsidiary of
Emerging Markets Fund)                                    are located in emerging market countries,  Ameriprise Financial,
                                                          or that earn 50% or more of their total    sub-adviser.
                                                          revenues from goods and services produced
                                                          in emerging market countries or from
                                                          sales made in emerging market countries.
RVST Threadneedle Variable         Y             Y        Capital appreciation. Invests primarily    RiverSource
Portfolio - International                                 in equity securities of foreign issuers    Investments, LLC,
Opportunity Fund                                          that are believed to offer strong growth   adviser; Threadneedle
                                                          potential. The Fund may invest in          International Limited,
(previously RiverSource                                   developed and in emerging markets.         an indirect wholly-
Variable Portfolio -                                                                                 owned subsidiary of
International Opportunity                                                                            Ameriprise Financial,
Fund)                                                                                                sub-adviser.


--------------------------------------------------------------------------------
  30  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
Van Kampen Life Investment         Y             Y        Capital growth and income through          Van Kampen Asset
Trust Comstock Portfolio,                                 investments in equity securities,          Management
Class II Shares                                           including common stocks, preferred stocks
                                                          and securities convertible into common
                                                          and preferred stocks. The Portfolio
                                                          emphasizes value style of investing
                                                          seeking well-established, undervalued
                                                          companies believed by the Portfolio's
                                                          investment adviser to posses the
                                                          potential for capital growth and income.
Van Kampen UIF Global Real         Y             Y        Current income and capital appreciation.   Morgan Stanley
Estate Portfolio, Class II                                Invests primarily in equity securities of  Investment Management
Shares                                                    companies in the real estate industry      Inc., doing business
                                                          located throughout the world, including    as Van Kampen,
                                                          real estate operating companies, real      adviser; Morgan
                                                          estate investment trusts and similar       Stanley Investment
                                                          entities established outside the U.S.      Management Limited and
                                                          (foreign real estate companies).           Morgan Stanley
                                                                                                     Investment Management
                                                                                                     Company, sub-
                                                                                                     advisers.
Van Kampen UIF Mid Cap             Y             Y        Long-term capital growth. Invests          Morgan Stanley
Growth Portfolio, Class II                                primarily in growth-oriented equity        Investment Management
Shares                                                    securities of U.S. mid cap companies and   Inc., doing business
                                                          foreign companies, including emerging      as Van Kampen.
                                                          market securities.
Van Kampen UIF U.S. Real           N             Y        Above-average current income and           Morgan Stanley
Estate Portfolio, Class II                                long-term capital appreciation by          Investment Management
Shares                                                    investing primarily in equity securities   Inc., doing business
                                                          of companies in the U.S. real estate       as Van Kampen.
                                                          industry, including real estate
                                                          investment trusts. Non-diversified
                                                          Portfolio that invests primarily in
                                                          equity securities of companies in the
                                                          U.S. real estate industry, including real
                                                          estate investment trusts.


--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   31

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES          INVESTMENT ADVISER
Wanger International                                      Long-term growth of capital. Invests       Columbia Wanger Asset
Small Cap                                                 primarily in stocks of companies based     Management, L.P.
                                                          outside the U.S. with market
                                                          capitalizations of less than $5 billion
                                                          at time of initial purchase.
Effective June 1, 2008, the
Fund will change its name to                              Effective June 1, 2008:
Wanger International.
                                                          Long-term growth of capital. Under normal
                                                          market circumstances, the Fund invests a
                                                          majority of its net assets in small- and
                                                          mid-sized companies with market
                                                          capitalizations under $5 billion at the
                                                          time of investment. However, if the
                                                          Fund's investments in such companies
                                                          represent less than a majority of its net
                                                          assets, the Fund may continue to hold and
                                                          to make additional investments in an
                                                          existing company in its portfolio even if
                                                          that company's capitalization has grown
                                                          to exceed $5 billion. Except as noted
                                                          above, under normal market circumstances,
                                                          the Fund may invest in other companies
                                                          with market capitalizations above $5
                                                          billion, provided that immediately after
                                                          that investment a majority of its net
                                                          assets would be invested in companies
                                                          with market capitalizations under $5
                                                          billion.
Wanger U.S. Smaller                                       Long-term growth of capital. Invests       Columbia Wanger Asset
Companies                                                 primarily in stocks of small- and          Management, L.P.
                                                          medium-size U.S. companies with market
                                                          capitalizations of less than $5 billion
                                                          at time of initial purchase.
Effective June 1, 2008, the
Fund will change its name to                              Effective June 1, 2008:
Wanger USA.
                                                          Long-term growth of capital. Under normal
                                                          market circumstances, the Fund invests a
                                                          majority of its net assets in small- and
                                                          mid-sized companies with market
                                                          capitalizations under $5 billion at the
                                                          time of investment. However, if the
                                                          Fund's investments in such companies
                                                          represent less than a majority of its net
                                                          assets, the Fund may continue to hold and
                                                          to make additional investments in an
                                                          existing company in its portfolio even if
                                                          that company's capitalization has grown
                                                          to exceed $5 billion. Except as noted
                                                          above, under normal market circumstances,
                                                          the Fund may invest in other companies
                                                          with market capitalizations above $5
                                                          billion, provided that immediately after
                                                          that investment a majority of its net
                                                          assets would be invested in companies
                                                          with market capitalizations under $5
                                                          billion.


--------------------------------------------------------------------------------
  32  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.


Currently, unless an asset allocation program is in effect, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. The required minimum investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin.



Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.


The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the Guarantee Period (30 day rule). At all other times, and unless one of the exceptions to the 30 day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the SecureSource riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.

--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   33

The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

- automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA will apply if you transfer to a new Portfolio Navigator model portfolio;

- amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

- reallocation of your contract value according to an updated Portfolio Navigator model portfolio;

- amounts withdrawn for fees and charges; or

- amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive

For examples, see Appendix A.

THE FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT

Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account.(1) The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Buying Your Contract" and "Making the Most of Your Contract -- Transfer policies").

(1) For Contract Option C, the one-year fixed account may not be available, or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.

DCA FIXED ACCOUNT

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

--------------------------------------------------------------------------------
  34  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

- for the DCA fixed account and the one-year fixed account;

- for the DCA fixed accounts with terms of differing length;

- for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account if available under your contract;

- for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

- for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;

- the Portfolio Navigator model portfolio in effect;

- if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

- to the Portfolio Navigator model portfolio then in effect;

- if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio, and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in a model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the model portfolio in effect, or if no model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the

--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS 35 one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of Your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT


Your investment professional will help you complete and submit an application and send it along with your initial purchase payment to our corporate office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. You may buy Contract Option L or Contract Option C. Contract Option L has a four-year withdrawal charge schedule and optional living benefit riders. Contract Option C eliminates the per purchase payment withdrawal charge schedule in exchange for a higher mortality and expense risk fee; additionally, optional living benefit riders are not available under Contract Option C. Both contracts have the same underlying funds. As the owner, you have all rights and may receive all benefits under the contract.


You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available in your state):

- contract Option L or Option C;

- GPAs, the one-year fixed account (if included), the DCA fixed account and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- a beneficiary;

- the optional Portfolio Navigator asset allocation program(1); and

- one of the following Death Benefits:

  - ROP Death Benefit

  - MAV Death Benefit(2)

  - 5% Accumulation Death Benefit(2)

  - Enhanced Death Benefit(2)

(1)  There is no additional charge for this feature.

(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.


In addition, under Contract Option L(3), you may also select (if available in your state):

EITHER OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):


- Accumulation Protector Benefit rider



- SecureSource rider


Under both Contract Option L and Contract Option C, you may also select (if available in your state):

EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:


- Benefit Protector Death Benefit rider(4)



- Benefit Protector Plus Death Benefit rider(4)


(3) Living benefit riders were available on Contract Option C prior to May 1, 2007.

(4) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit riders.


This contract provides for allocations of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account and/or to the subaccounts in even 1% increments subject to the required $1,000 required minimum investment for the GPAs. For Contract Option L, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.
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  36  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

If your application is complete, we will process it and apply your purchase payment to the GPAs, the one-year fixed account, DCA fixed account and subaccounts you selected within two business days after we receive it at our corporate office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)



If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.


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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   37

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM INITIAL PURCHASE PAYMENT

  $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

  $50 for SIPs

  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*:

  $1,000,000


* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the SecureSource riders, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.


HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES


CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.


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  38  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The contract (either Option L or Option C) and the death benefit guarantee you select determines the mortality and expense risk fee you pay:

                                                                CONTRACT OPTION L                       CONTRACT OPTION C
 ROP Death Benefit                                                    1.55%                                   1.65%
 MAV Death Benefit                                                    1.75                                    1.85
 5% Accumulation Death Benefit                                        1.90                                    2.00
 Enhanced Death Benefit                                               1.95                                    2.05


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L will cover sales and distribution expenses.

WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Contract Option C has no purchase payment withdrawal charge schedule but carries a higher mortality and expense risk fee than contract Option L.

If you select contract Option L and you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge schedule applies to each purchase payment you make. The withdrawal charge lasts for four years (see "Expense Summary").


You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your Contract Option L includes the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:



CONTRACT OPTION L WITHOUT SECURESOURCE RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER OR THE GUARANTOR WITHDRAWAL BENEFIT RIDER


The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary(1); or

- current contract earnings.


CONTRACT OPTION L WITH SECURESOURCE RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.


CONTRACT OPTION L WITH GUARANTOR WITHDRAWAL BENEFIT RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the Remaining Benefit Payment.

(1) We consider your initial purchase payment to be the prior contract anniversary's contract value during the first contract year.

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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   39

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract Option L, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 4-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select contract Option L, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the fourth year after it is made is 6%. At the beginning of the fifth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.


Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.



For an example, see Appendix B.


WAIVER OF WITHDRAWAL CHARGES FOR CONTRACT OPTION L

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


- if you elected the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;



- if you elected the Guarantor Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

- contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge. This exception also applies to Contract Option C.)

- withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period; and

- death benefits.

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

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  40  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal under this annuity payout plan we impose a withdrawal charge whether you have Contract Option L or Contract Option C. This charge will vary based on your contract option and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


OPTIONAL LIVING BENEFIT CHARGES -- CURRENTLY OFFERED UNDER CONTRACT OPTION L(1)



ACCUMULATION PROTECTOR BENEFIT RIDER FEE


We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable, adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently, the Accumulation Protector Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit rider charge will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the spousal continuation step up after we have exercised our right to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect. We reserve the right to restart the waiting period whenever you elect to change your model portfolio to one that causes the rider charge to increase.

The fee does not apply after annuity payouts begin.

(1) Effective May 1, 2007, optional living benefits are not available on Contract Option C.

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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   41

SECURESOURCE RIDER FEE


We charge an annual fee based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:


- SecureSource - Single Life rider, 0.65%;



- SecureSource - Joint Life rider, 0.85%.


We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the SecureSource rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.



Currently the SecureSource rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The SecureSource - Single Life rider charge will not exceed a maximum charge of 1.50%. The SecureSource - Joint Life rider charge will not exceed a maximum charge of 1.75%.



We will not change the SecureSource rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


OPTIONAL LIVING BENEFIT CHARGES -- PREVIOUSLY OFFERED UNDER CONTRACT OPTION L AND CONTRACT OPTION C



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE(1)


We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit for Life rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life rider charge will not exceed a maximum charge of 1.50%.



(1)  See disclosure in Appendix J.



We will not change the Guarantor Withdrawal Benefit for Life rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for
--------------------------------------------------------------------------------
  42  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

    Life rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


GUARANTOR WITHDRAWAL BENEFIT RIDER FEE(1)


THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE APPENDIX K) UNLESS OTHERWISE NOTED.

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor Withdrawal Benefit rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor Withdrawal Benefit rider charge will not change until the third contract anniversary. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up under Rider A after we have exercised our right to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


(1)  See disclosure in Appendix K.



INCOME ASSURER BENEFIT RIDER FEE



We charge an annual fee for this optional feature only if you selected it. We determine the fee by multiplying the guaranteed income benefit base by the charge of the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider


--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   43
options available under your contract (see "Optional Benefits -- Income Assurer Benefit Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:



                                                                MAXIMUM                       CURRENT
 Income Assurer Benefit - MAV                                    1.50%                         0.30%(1)
 Income Assurer Benefit - 5% Accumulation Benefit Base           1.75                          0.60(1)
 Income Assurer Benefit - Greater of MAV or 5% Accumulation
 Benefit Base                                                    2.00                          0.65(1)



(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.



We deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently the Income Assurer Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit rider charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge and/or charge a separate charge for each model portfolio. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.



OPTIONAL DEATH BENEFIT CHARGES -- CURRENTLY OFFERED



BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS

We value the amounts you allocated to the GPAs directly in dollars. The value of a GPA equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs;

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

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  44  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - SecureSource rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT IF AVAILABLE UNDER YOUR CONTRACT, AND THE DCA FIXED ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

- the sum of your purchase payments allocated to the one-year fixed account (if included) and the DCA fixed account, and transfer amounts to the one-year fixed account (if included);

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges for Contract Option L) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - SecureSource rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   45

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - SecureSource rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is
low...                        (ARROW)

                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high.         (ARROW)

                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00

--------------------------------------------------------------------------------
  46  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Portfolio Navigator Asset Allocation Program" and "Appendix I:
Asset Allocation Program for Contracts Purchased Before May 1, 2006" below).

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described in Appendix I for owners of all contracts purchased on or after May 1, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.


The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased on or after May 1, 2006 includes an optional Accumulation Protector Benefit rider, SecureSource rider, Guarantor Withdrawal Benefit for Life rider (if available in your state, otherwise the Guarantor Withdrawal Benefit rider) or Income Assurer Benefit rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.


SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at the time they enroll in the PN program.

--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   47

Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.


We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflict of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Portfolio Funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Series Trust funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Series Trust funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Series Trust funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may believe that certain RiverSource Variable Series Trust funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.


RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In

--------------------------------------------------------------------------------
  48 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

- no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.


In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit rider, SecureSource rider, Guarantor Withdrawal Benefit for Life rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the SecureSource rider, we reserve the right to limit the number of model portfolio changes if required to comply with the written instructions of a Fund (see "Market Timing"). If your contract includes the SecureSource or the Guarantor Withdrawal Benefit for Life rider, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make, subject to state restrictions.


We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

- cancel required participation in the program after 30 days written notice;

- substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

- discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the

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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   49

PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


The investment advisory agreement will terminate automatically in the event that we are notified of a death which results in a death benefit becoming payable under the contract. In this case, your investment advisory relationship with RiverSource Investments and the notification of future reassessments will cease, but prior instructions provided by you in connection with your participation in the PN program will continue (e.g., rebalancing instructions provided to insurer).


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT RIDER, SECURESOURCE RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER, GUARANTOR WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT RIDER



If you purchase the optional Accumulation Protector Benefit rider, the optional SecureSource rider, the optional Guarantor Withdrawal Benefit for Life rider, the optional Guarantor Withdrawal Benefit rider or the optional Income Assurer Benefit rider, you are required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- SECURESOURCE RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER: In those states where the SecureSource rider is not available, you may purchase the Guarantor Withdrawal Benefit for Life rider if available in your state; see disclosure in Appendix K. The SecureSource rider and the Guarantor Withdrawal Benefit for Life rider require that your contract value be invested in one of the model portfolios for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE RIDER OR THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- GUARANTOR WITHDRAWAL BENEFIT RIDER: In those states where the SecureSource rider and the Guarantor Withdrawal Benefit for Life rider are not available, you may purchase the Guarantor Withdrawal Benefit rider; see disclosure in Appendix K. Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you

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  50  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
  must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT RIDER: You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate you contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT RIDER IS IN EFFECT.


OPTIONAL PN PROGRAM


If you do not select the optional Accumulation Protector Benefit rider, the optional SecureSource rider, the optional Guarantor Withdrawal Benefit for Life rider, the optional Guarantor Withdrawal Benefit rider or the optional Income Assurer Benefit rider with your contract, you may elect to participate in the PN program.


You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your contract value according to the percentage that you choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.


You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. Your participation in the PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.


TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount or GPAs, the one-year fixed account or the DCA fixed account to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to a DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account (if included) at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from the one-year fixed account (if included) to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. For Contract Option L, the amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value; transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. For Contract Option C, transfers to the one-year fixed account and transfers out of the one-year fixed account may not be available or may

--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   51
  be significantly limited. See your contract for the actual terms of the one-year fixed account you purchased. For both Contract Option L and Contract Option C, we reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

- Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and the DCA fixed account.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

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  52  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   53

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your subaccounts, the one-year fixed account or GPAs or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA fixed account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we


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  54  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")



Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the SecureSource rider, Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the SecureSource rider, Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").


In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). After executing a partial withdrawal, the value in each subaccount, one-year fixed account or GPA must be either zero or at least $50.


(1) If you elected a SecureSource rider, you do not have the option to request from which account to withdraw.


RECEIVING PAYMENT

By regular or express mail:

- payable to owner;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;


  - you severed employment with the employer who purchased the contract;



  - the distribution is because of your death;



  - effective Jan. 1, 2009, the distribution is due to plan termination; or


  - effective Jan. 1, 2009, you are a military reservist.

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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   55

- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit and/or Benefit Protector Plus, the riders will terminate upon transfer of ownership of the annuity contract. The SecureSource - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force. The Accumulation Protector Benefit, the SecureSource - Single Life, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

- ROP Death Benefit;

- MAV Death Benefit

- 5% Accumulation Death Benefit

- Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

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  56  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

  ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV       =   PW X DB
    DEATH BENEFITS)                                                  ------------
                                                                     CV

  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  DB = the death benefit on the date of (but prior to) the partial withdrawal

  CV = contract value on the date of (but prior to) the partial withdrawal

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

- minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

  5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR ADJUSTED       =   PWT X VAF
    PARTIAL WITHDRAWALS                                              ---------------
                                                                     SV

  PWT   =   the amount transferred from the subaccounts or the DCA fixed account or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the
            subaccounts or the DCA fixed account.
  VAF   =   variable account floor on the date of (but prior to) the
            transfer or partial withdrawal.
  SV    =   value of the subaccounts or the DCA fixed account on the
            date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payment and purchase payment credits (if applicable) withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payment and purchase payment credits (if applicable) in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the Variable Account Floor is 200% of the sum of the purchase payments allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.

NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit(SM) 5% variable account floor.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1. contract value; or

2. total purchase payments minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE

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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   57

BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix C.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The SecureSource - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit, the SecureSource - Single Life, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (See "Optional Benefits").


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.


Additionally, the optional SecureSource rider, if one selected, will terminate.


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  58  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The
  SecureSource - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit, the SecureSource - Single Life, the Guarantor Withdrawal Benefit for Life or the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


  Additionally, the optional SecureSource rider, if selected, will terminate.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED UNDER CONTRACT OPTION L(1)


ACCUMULATION PROTECTOR BENEFIT RIDER



The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:



ON THE BENEFIT DATE, IF:                         THEN YOUR ACCUMULATION PROTECTOR BENEFIT RIDER BENEFIT IS:
The Minimum Contract Accumulation Value          The contract value is increased on the benefit date to
(defined below) as determined under the          equal the Minimum Contract Accumulation Value as
Accumulation Protector Benefit rider is          determined under the Accumulation Protector Benefit rider
greater than your contract value,                on the benefit date.
The contract value is equal to or greater than   Zero; in this case, the Accumulation Protector Benefit
the Minimum Contract Accumulation Value as       rider ends without value and no benefit is payable.
determined under the Accumulation Protector
Benefit rider,


(1) Effective May 1, 2007, optional living benefits are not available under Contract Option C.


If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.



If this rider is available in your state, you may elect the Accumulation Protector Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it, except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource, the Guarantor Withdrawal Benefit for Life rider or


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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   59
the Guarantor Withdrawal Benefit riders. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit rider may not be available in all states.



You should consider whether a Accumulation Protector Benefit rider is appropriate for you because:


- you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix I: Asset Allocation Program for Contracts Purchased Prior to May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts and GPAs (if included) and one-year fixed account (if included) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, one-year fixed account (if included) and GPAs that are available under the contract to contract owners who do not elect this rider;


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;



- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial withdrawals, including those you take to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;



- if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;



- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and



- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit rider charge to increase (see "Charges").



Be sure to discuss with your investment professional whether a Accumulation Protector Benefit rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:


BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.


MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.


ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

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  60  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.


When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.


The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION


If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.


TERMINATING THE RIDER

The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full withdrawal; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.

For an example, see Appendix D.


SECURESOURCE RIDERS



There are two optional SecureSource riders available under your contract:



- SecureSource - Single Life; or



- SecureSource - Joint Life.



The information in this section applies to both SecureSource riders, unless otherwise noted.



The SecureSource - Single Life rider covers one person. The SecureSource - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.


--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   61

The SecureSource rider is an optional benefit that you may select for an additional annual charge if(1):



- you purchase your contract on or after May 1, 2007; and


- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or

- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.


(1) The SecureSource rider is not available under an inherited qualified annuity.



The SecureSource rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:


- SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.

- JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below), even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.


The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:


(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment
    (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

- SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

- JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).

Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only:
Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

- SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

- JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).


Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:


- Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

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  62  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

- SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

- JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.


You should consider whether a SecureSource rider is appropriate for you because:


- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

     (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

     (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

     JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

     (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

     (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below). Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   63

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program.") You may make two elective model portfolio changes per contract year; we reserve the right to limit elective model portfolio changes if required to comply with the written instructions of a fund (see "Market Timing").

  You can allocate your contract value to any available model portfolio during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio to any available model portfolio.

  Immediately following a withdrawal your contract value will be reallocated to the target model portfolio as shown in your contract if your current model portfolio is more aggressive than the target model portfolio. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target model portfolio is currently the Moderate model. We reserve the right to change the target model portfolio to a model portfolio that is more aggressive than the current target model portfolio after 30 days written notice.

  After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio to the target model portfolio or any model portfolio that is more conservative than the target model portfolio without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to a model portfolio that is more aggressive than the target model portfolio, your rider benefit will be reset as follows:

  (a) the total GBA will be reset to the lesser of its current value or the contract value; and

  (b) the total RBA will be reset to the lesser of its current value or the contract value; and

  (c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and

  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.

  You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.


- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Protector Benefit rider.



- NON-CANCELABLE: Once elected, the SecureSource rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).



- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.



  If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.

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  64  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.


- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.


You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.



- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, a SecureSource rider may be of limited value to you.



KEY TERMS AND PROVISIONS OF THE SECURESOURCE RIDER ARE DESCRIBED BELOW:


WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   65

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.


  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.
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  66  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application and as shown in the contract for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):


- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.


- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.

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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   67

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:


- SINGLE LIFE: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.


- JOINT LIFE: The ALP is established as 6% of the total RBA on the earliest of the following dates:

  (a) the rider effective date if the younger covered spouse has already reached age 65.


  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.


  (c) upon the first death of a covered spouse, then

     (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

     (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or


     (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.


  (d) Following dissolution of marriage of the covered spouses,


     (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or



     (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.


- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- SINGLE LIFE: At spousal continuation or contract ownership change-- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

- The RALP is established at the same time as the ALP, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

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  68  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the purchase payment amount.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and the RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

- The annual step up is effective on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   69

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH:


SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:


- The GBA, RBA and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.


JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource - Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.


SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, Guarantee Period Accounts (where available), the One-Year Fixed Account (if applicable) and the DCA Fixed Account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.

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  70  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

   (a) receive the remaining schedule of GBPs until the RBA equals zero; or


   (b) SINGLE LIFE: wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or



   (c) JOINT LIFE: wait until the rider anniversary on/following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.


We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

   (a) the remaining schedule of GBPs until the RBA equals zero; or

   (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or.

   (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

- SINGLE LIFE: covered person;

- JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.


The SecureSource rider and the contract will terminate under either of the following two scenarios:


- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:

SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   71

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or
3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:


SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the GBA, RBA, GBP, RBP values will remain unchanged. If the covered person changes due to the ownership change, the ALP and RALP will be reset as follows:


- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.


GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource rider.


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  72  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION


The SecureSource rider cannot be terminated either by you or us except as follows:


1. SINGLE LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than your spouse continues the contract, or

   (b) your spouse does not use the spousal continuation provision of the contract to the continue the contract.

2. JOINT LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than a covered spouse continues the contract, or

   (b) a covered spouse does not use the spousal continuation provision of the contract to the continue the contract.

3. Annuity payouts under an annuity payout plan will terminate the rider.

4. Termination of the contract for any reason will terminate the rider.

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED UNDER CONTRACT OPTION L AND CONTRACT OPTION C

If you bought a contract before May 1, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.


IF YOU PURCHASED               AND YOU SELECTED ONE OF THE               DISCLOSURE FOR THIS BENEFIT MAY BE
A CONTRACT(1)...               FOLLOWING OPTIONAL LIVING BENEFITS...     FOUND IN THE FOLLOWING APPENDIX:
Before April 29, 2005          Guarantor Withdrawal Benefit ("Rider      Appendix L
                               B")
April 29, 2005 - April 30,     Guarantor Withdrawal Benefit ("Rider      Appendix L
2006                           A")
May 1, 2006 - April 30, 2007   Guarantor Withdrawal Benefit for Life     Appendix K
Before May 1, 2007             Income Assurer Benefit                    Appendix M


(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents. If you are uncertain which rider you have, please contact your investment professional or us.

OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)



The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.



If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by

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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   73
the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.



The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


- the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.


EARNINGS AT DEATH: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.



TERMINATING THE BENEFIT PROTECTOR


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.


For an example, see Appendix G.


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)



The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.



If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.



The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the benefits payable under the Benefit Protector described above, plus


- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE      PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   AGE 70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                        0%                                            0%
 Three and Four                    10%                                         3.75%
 Five or more                      20%                                          7.5%

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  74  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


- the ROP death benefit (see "Benefits in Case of Death") plus:

                              IF YOU AND THE ANNUITANT ARE UNDER
CONTRACT YEAR           AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             40% X earnings at death (see above)
 Three & Four    40% X (earnings at death + 25% of initial purchase payment*)
 Five or more    40% X (earnings at death + 50% of initial purchase payment*)

                              IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR          OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             15% X earnings at death
 Three & Four    15% + (earnings at death + 25% of initial purchase payment*)
 Five or more    15% X (earnings at death + 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


TERMINATING THE BENEFIT PROTECTOR PLUS


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix H.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the subaccounts to provide variable annuity payouts. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the DCA fixed account are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   75

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS


You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.


- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.



- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.


- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will vary between 6.55% and 8.15% depending on the applicable contract option and the applicable assumed investment rate. (See
  "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")



- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE OR GUARANTOR WITHDRAWAL BENEFIT RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource Riders", "Appendix K: Guarantor Withdrawal Benefit for Life Rider" or "Appendix L: Guarantor Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS

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regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.


DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.



TAXES



Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   77
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DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

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  78  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;



- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial

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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   79
statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

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  80  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT


- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.


- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS


- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.75% each time a purchase payment is made for contract Option L and 1% for contract Option C. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.


- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for both contract options offered for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds - The Funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds - The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and

- fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

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               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   81

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI
--------------------------------------------------------------------------------
  82 RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   83

                                   APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE


APPENDIX NAME                                           PAGE #   CROSS-REFERENCE                                           PAGE #
 Appendix A: Example -- Market Value Adjustment (MVA)   p.  85   Guarantee Period Accounts (GPAs)                          p.  33
 Appendix B: Example -- Withdrawal Charges for                   Charges -- Withdrawal Charges
 Contract Option L                                      p.  87                                                             p.  39
 Appendix C: Example -- Death Benefits                  p.  92   Benefits in Case of Death                                 p.  56
 Appendix D: Example -- Accumulation Protector Benefit           Optional Benefits -- Accumulation Protector Benefit
 Rider                                                  p.  95   Rider                                                     p.  59
 Appendix E: Example -- SecureSource Riders             p.  97   Optional Benefits -- SecureSource Riders                  p.  61
 Appendix F: SecureSource Riders -- Additional RMD         p.    Optional Benefits -- SecureSource Riders
 Disclosure                                               101                                                              p.  61
 Appendix G: Example -- Benefit Protector Death            p.    Optional Benefits -- Benefit Protector Death Benefit
 Benefit Rider                                            103    Rider                                                     p.  73
 Appendix H: Example -- Benefit Protector Plus Death       p.    Optional Benefits -- Benefit Protector Plus Death
 Benefit Rider                                            105    Benefit Rider                                             p.  74
 Appendix I: Asset Allocation Program for Contracts        p.
 Purchased Before May 1, 2006                             107
 Appendix J: Guarantor Withdrawal Benefit for Life         p.    N/A
 Rider Disclosure                                         108
 Appendix K: Guarantor Withdrawal Benefit Rider            p.    N/A
 Disclosure                                               120
 Appendix L: Example -- Income Assurer Benefit Riders      p.    N/A
 Disclosure                                               128
 Appendix M: Condensed Financial Information               p.    Condensed Financial Information (Unaudited)
 (Unaudited)                                              137                                                              p.  13


The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices C through E and J through L include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

--------------------------------------------------------------------------------
  84  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(N/12)  - 1] = MVA
                                    1 + J + .001

      Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you

--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   85
requested after we apply the MVA (and any applicable withdrawal charge under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

--------------------------------------------------------------------------------
  86  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES FOR CONTRACT OPTION L

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling:


   - up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.



   - up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider, and the greater of your remaining annual lifetime payment and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for Contract Option L with a four-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   87

FULL WITHDRAWAL CHARGE CALCULATION -- FOUR YEAR WITHDRAWAL CHARGE SCHEDULE:

--------------------------------------------------------------------------------


This is an example of how we calculate the withdrawal charge on a contract with a four-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment; and



- You withdraw the contract for its total value during the fourth contract year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                      CONTRACT WITH GAIN   CONTRACT WITH LOSS
                            Contract value just prior to withdrawal:      $60,000.00           $40,000.00
                                Contract value on prior anniversary:       58,000.00            42,000.00
WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:
STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                       Contract value just prior to withdrawal (CV):       60,000.00            40,000.00
                  Less purchase payments received and not previously       50,000.00            50,000.00
                                                  withdrawn (PPNPW):
                                                                          ----------           ----------
                  Earnings in the contract (but not less than zero):       10,000.00                 0.00
STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                           Earnings in the contract:       10,000.00                 0.00
                      10% of the prior anniversary's contract value:        5,800.00             4,200.00
                                                                          ----------           ----------
                                       TFA (but not less than zero):       10,000.00             4,200.00
STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                           Contract value withdrawn:       60,000.00            40,000.00
                                      Less earnings in the contract:       10,000.00                 0.00
                                                                          ----------           ----------
                                       ACV (but not less than zero):       50,000.00            40,000.00

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's Contract Value exceeds earnings.
                      10% of the prior anniversary's contract value:        5,800.00             4,200.00
                                      Less earnings in the contract:       10,000.00                 0.00
                                                                          ----------           ----------
                                       XSF (but not less than zero):            0.00             4,200.00

STEP 5.  Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:
                PPW = XSF + (ACV - XSF) / (CV - TFA) * (PPNPW - XSF)
                                                   XSF from Step 4 =            0.00             4,200.00
                                                   ACV from Step 3 =       50,000.00            40,000.00
                                                    CV from Step 1 =       60,000.00            40,000.00
                                                   TFA from Step 2 =       10,000.00             4,200.00
                                                 PPNPW from Step 1 =       50,000.00            50,000.00
                                                                          ----------           ----------
                                                               PPW =       50,000.00            50,000.00


--------------------------------------------------------------------------------
  88  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS


STEP 6.  We then calculate the withdrawal charge as a percentage of
         PPW. Note that for a contract with a loss, PPW may be
         greater than the amount you request to withdraw:
                                                                PPW:      50,000.00            50,000.00
                                                           less XSF:           0.00             4,200.00
                                                                          ---------            ---------
                       amount of PPW subject to a withdrawal charge:      50,000.00            45,800.00
                           multiplied by the withdrawal charge rate:         x 6.0%               x 6.0%
                                                                          ---------            ---------
                                                  withdrawal charge:       3,000.00             2,748.00

STEP 7.  The dollar amount you will receive as a result of your full withdrawal is determined as:
                                           Contract value withdrawn:      60,000.00            40,000.00
                                                  WITHDRAWAL CHARGE:      (3,000.00)           (2,748.00)
                    Contract charge (assessed upon full withdrawal):         (40.00)              (40.00)
                                                                          ---------            ---------
                                       NET FULL WITHDRAWAL PROCEEDS:      56,960.00            37,212.00


--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   89

PARTIAL WITHDRAWAL CHARGE CALCULATION -- FOUR-YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a four-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment; and



- You request a net partial withdrawal of $15,000.00 during the fourth contract year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                      CONTRACT WITH GAIN   CONTRACT WITH LOSS
                            Contract value just prior to withdrawal:      $60,000.00           $40,000.00
                                Contract value on prior anniversary:       58,000.00            42,000.00



We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.



WE CALCULATE THE WITHDRAWAL CHARGE FOR EACH ESTIMATE AS FOLLOWS:
STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                       Contract value just prior to withdrawal (CV):      60,000.00            40,000.00
                  Less purchase payments received and not previously      50,000.00            50,000.00
                                                  withdrawn (PPNPW):
                                                                          ---------            ---------
                  Earnings in the contract (but not less than zero):      10,000.00                 0.00
STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                           Earnings in the contract:      10,000.00                 0.00
                      10% of the prior anniversary's contract value:       5,800.00             4,200.00
                                                                          ---------            ---------
                                       TFA (but not less than zero):      10,000.00             4,200.00
STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                           Contract value withdrawn:      15,319.15            15,897.93
                                      Less earnings in the contract:      10,000.00                 0.00
                                                                          ---------            ---------
                                       ACV (but not less than zero):       5,319.15            15,897.93
STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                      10% of the prior anniversary's contract value:       5,800.00             4,200.00
                                      Less earnings in the contract:      10,000.00                 0.00
                                                                          ---------            ---------
                                       XSF (but not less than zero):           0.00             4,200.00


--------------------------------------------------------------------------------
  90  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

STEP 5.  Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:
         PPW = XSF + (ACV - XSF) / (CV - TFA) * (PPNPW - XSF)
                                                   XSF from Step 4 =           0.00             4,200.00
                                                   ACV from Step 3 =       5,319.15            15,897.93
                                                    CV from Step 1 =      60,000.00            40,000.00
                                                   TFA from Step 2 =      10,000.00             4,200.00
                                                 PPNPW from Step 1 =      50,000.00            50,000.00
                                                                          ---------            ---------
                                                               PPW =       5,319.15            19,165.51

STEP 6.  We then calculate the withdrawal charge as a percentage of
         PPW. Note that for a contract with a loss, PPW may be
         greater than the amount you request to withdraw:
                                                                PPW:       5,319.15            19,165.51
                                                           less XSF:           0.00             4,200.00
                                                                          ---------            ---------
                       amount of PPW subject to a withdrawal charge:       5,319.15            14,965.51
                           multiplied by the withdrawal charge rate:         x 6.0%               x 6.0%
                                                                          ---------            ---------
                                                  withdrawal charge:         319.15               897.93

STEP 7.  The dollar amount you will receive as a result of your partial withdrawal is determined as:
                                           Contract value withdrawn:      15,319.15            15,897.93
                                                  WITHDRAWAL CHARGE:        (319.15)             (897.93)
                                                                          ---------            ---------
                                    NET PARTIAL WITHDRAWAL PROCEEDS:      15,000.00            15,000.00


--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   91

APPENDIX C: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $20,000. You select contract Option L; and



- on the first contract anniversary you make an additional purchase payment of $5,000; and



- during the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal, including withdrawal charge; and



- during the third contract year the contract value grows to $23,000.



  WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $23,000.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------


  ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:  $23,295.45

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000. You select contract Option L; and



- on the first contract anniversary the contract value grows to $26,000; and



- during the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.



  WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS
  FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $20,500.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------
  3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary values:                                        $26,000.00
         plus purchase payments made since the prior anniversary:                                  +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $26,000
         ----------------  =                                                                   -1,772.73
             $22,000                                                                          ----------
         for a death benefit of:                                                              $24,227.27
                                                                                              ----------


  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $24,227.27

--------------------------------------------------------------------------------
  92  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and



- on the first contract anniversary, the GPA value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- during the second contract year, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.



  THE DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, IS CALCULATED AS
  FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $22,800.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a death benefit of:                                                              $23,456.79
                                                                                              ----------
  3. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary, calculated as: 1.05    $21,000.00
         X $20,000 =
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                  -$1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the GPA value:                                                                   +5,300.00
                                                                                              ----------
         5% variable account floor (value of the GPAs, one-year fixed account and the variable
         account floor):                                                                      $24,642.11
                                                                                              ----------


  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
  VALUES, WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                     $24,642.11

--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   93

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and



- on the first contract anniversary, the GPAs value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- during the second contract year, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.



  THE DEATH BENEFIT, WHICH IS THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $22,800.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a ROP Death Benefit of:                                                          $23,456.79
                                                                                              ----------
  3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                                    $25,000.00
         plus purchase payments made since that anniversary:                                       +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a MAV Death Benefit of:                                                          $23,456.79
                                                                                              ----------
  4. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary, calculated as:
         1.05 X $20,000 =                                                                     $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                  -$1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the GPA value:                                                                   +5,300.00
                                                                                              ----------
         5% variable account floor (value of the GPAs and the variable account floor):        $24,642.11
                                                                                              ----------


  EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE
  ACCOUNT FLOOR:                                                      $24,642.11

--------------------------------------------------------------------------------
  94  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT RIDER


AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

- you make no additional purchase payments to the contract; and

- you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and

- you do not exercise the elective step up option available under the rider; and

- you do not change model portfolios.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                              MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT                                                                    ADJUSTED       ASSUMED         ASSUMED
DURATION                                        PURCHASE      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS                                        PAYMENTS    WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue                                       $125,000      $  N/A         $  N/A           N/A          $125,000      $125,000
 1                                                    0            0              0          12.0%          140,000       125,000
 2                                                    0            0              0          15.0%          161,000       128,800(2)
 3                                                    0            0              0           3.0%          165,830       132,664(2)
 4                                                    0            0              0          -8.0%          152,564       132,664
 5                                                    0        2,000          2,046         -15.0%          127,679       130,618
 6                                                    0            0              0          20.0%          153,215       130,618
 7                                                    0            0              0          15.0%          176,197       140,958(2)
 8                                                    0        5,000          4,444         -10.0%          153,577       136,513
 9                                                    0            0              0         -20.0%          122,862       136,513
 10(1)                                                0            0              0         -12.0%          108,118       136,513

(1)  The APB benefit date.
(2) These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

- you make no additional purchase payments to the contract; and
--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   95

- you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and,

- the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

- you do not change model portfolios.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

               YEARS                                      MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT    REMAINING IN                                ADJUSTED       ASSUMED         ASSUMED
DURATION    THE WAITING     PURCHASE      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS       PERIOD       PAYMENTS    WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue        10         $125,000      $  N/A         $  N/A           N/A          $125,000      $125,000
 1               10(2)            0            0              0          12.0%          140,000       140,000(3)
 2               10(2)            0            0              0          15.0%          161,000       161,000(3)
 3               10(2)            0            0              0           3.0%          165,830       165,830(3)
 4                9               0            0              0          -8.0%          152,564       165,830
 5                8               0        2,000          2,558         -15.0%          127,679       163,272
 6                7               0            0              0          20.0%          153,215       163,272
 7               10(2)            0            0              0          15.0%          176,197       176,197(3)
 8                9               0        5,000          5,556         -10.0%          153,577       170,642
 9                8               0            0              0         -20.0%          122,862       170,642
 10               7               0            0              0         -12.0%          108,118       170,642
 11               6               0            0              0           3.0%          111,362       170,642
 12               5               0            0              0           4.0%          115,817       170,642
 13               4               0        7,500         10,524           5.0%          114,107       160,117
 14               3               0            0              0           6.0%          120,954       160,117
 15               2               0            0              0          -5.0%          114,906       160,117
 16               1               0            0              0         -11.0%          102,266       160,117
 17(1)            0               0            0              0          -3.0%           99,198       160,117

(1)  The APB benefit date.
(2)  The waiting period restarts when the elective step up is exercised.
(3)  These values indicate when the elective step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

--------------------------------------------------------------------------------
  96  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- SECURESOURCE RIDERS


EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 60.

- Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                            0         5,000          92,000       100,000      95,000     7,000     2,000
 1                              0             0          90,000        90,000(1)   90,000(1)  6,300     6,300
 2                              0             0          81,000        90,000      90,000     6,300     6,300
 5                              0             0          75,000        90,000      90,000     6,300     6,300
 5.5                            0         5,400          70,000        90,000      84,600     6,300       900
 6                              0             0          69,000        90,000      84,600     6,300     6,300
 6.5                            0         6,300          62,000        90,000      78,300     6,300         0
 7                              0             0          64,000        90,000      78,300     6,300     6,300
 7.5                            0        10,000          51,000        51,000(4)   51,000(4)  3,570         0
 8                              0             0          55,000        55,000      55,000     3,850     3,850


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $  N/A            $  N/A
 0.5                           N/A               N/A
 1                             N/A               N/A
 2                             N/A               N/A
 5                           5,400(2)          5,400(2)
 5.5                         5,400                 0
 6                           5,400             5,400
 6.5                       3,720(3)                0
 7                           3,840             3,840
 7.5                         3,060(4)              0
 8                           3,300             3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or model portfolio changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.
(2) The ALP and RALP are established on the contract anniversary date following the date the Covered Person reaches age 65 as 6% of the RBA.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   97

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 65.

- Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

-Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new Covered Person.

                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                              0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                              0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                              0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                            0         6,600         110,000       110,000     103,400     7,700     1,100
 4                              0             0         115,000       115,000     115,000     8,050     8,050
 4.5                            0         8,050         116,000       115,000     106,950     8,050         0
 5                              0             0         120,000       120,000     120,000     8,400     8,400
 5.5                            0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                              0             0         125,000       125,000     125,000     8,750     8,750
 6.5                            0             0         110,000       125,000     125,000     8,750     8,750
 7                              0             0         105,000       125,000     125,000     8,750     8,750


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $6,000            $6,000
 1                           6,300             6,000(1)
 2                           6,600             6,000(1)
 3                           6,600             6,600(2)
 3.5                         6,600                 0
 4                           6,900             6,900
 4.5                         6,900(3)              0
 5                           7,200             7,200
 5.5                         7,200(4)              0
 6                           7,500             7,500
 6.5                         6,600(5)          6,600(5)
 7                           6,600             6,600

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.

--------------------------------------------------------------------------------
  98  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.

- You are age 59 and your spouse is age 60.

- Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

- Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                            0         5,000          92,000       100,000      95,000     7,000     2,000
 1                              0             0          90,000        90,000(1)   90,000(1)  6,300     6,300
 2                              0             0          81,000        90,000      90,000     6,300     6,300
 6                              0             0          75,000        90,000      90,000     6,300     6,300
 6.5                            0         5,400          70,000        90,000      84,600     6,300       900
 7                              0             0          69,000        90,000      84,600     6,300     6,300
 7.5                            0         6,300          62,000        90,000      78,300     6,300         0
 8                              0             0          64,000        90,000      78,300     6,300     6,300
 8.5                            0        10,000          51,000        51,000(4)   51,000(4)  3,570         0
 9                              0             0          55,000        55,000      55,000     3,850     3,850
 9.5                            0             0          54,000        55,000      55,000     3,850     3,850
 10                             0             0          52,000        55,000      55,000     3,850     3,850


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $  N/A            $  N/A
 0.5                           N/A               N/A
 1                             N/A               N/A
 2                             N/A               N/A
 6                           5,400(2)          5,400(2)
 6.5                         5,400                 0
 7                           5,400             5,400
 7.5                         3,720(3)              0
 8                           3,840             3,840
 8.5                         3,060(4)              0
 9                           3,300             3,300
 9.5                         3,300             3,300
 10                          3,300             3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the younger Covered Spouse reaches age 65 as 6% of the RBA.
(2) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

--------------------------------------------------------------------------------
               RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   99

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000 and make no additional payments to the contract

- You are age 71 and your spouse is age 70.

- Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                                       HYPOTHETICAL
                                                         ASSUMED               BASIC WITHDRAWAL BENEFIT
CONTRACT                   PURCHASE       PARTIAL        CONTRACT      ----------------------------------------
DURATION                   PAYMENTS     WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                  $100,000       $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                                0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                                0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                                0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                              0         6,600         110,000       110,000     103,400     7,700     1,100
 4                                0             0         115,000       115,000     115,000     8,050     8,050
 4.5                              0         8,050         116,000       115,000     106,950     8,050         0
 5                                0             0         120,000       120,000     120,000     8,400     8,400
 5.5                              0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                                0             0         125,000       125,000     125,000     8,750     8,750
 6.5                              0             0         110,000       125,000     125,000     8,750     8,750
 7                                0             0         105,000       125,000     125,000     8,750     8,750


                          LIFETIME WITHDRAWAL BENEFIT
CONTRACT                  ----------------------------
DURATION                     ALP               RALP
 At Issue                   $6,000            $6,000
 1                           6,300             6,000(1)
 2                           6,600             6,000(1)
 3                           6,600             6,600(2)
 3.5                         6,600                 0
 4                           6,900             6,900
 4.5                         6,900(3)              0
 5                           7,200             7,200
 5.5                         7,200(4)              0
 6                           7,500             7,500
 6.5                         7,500             7,500
 7                           7,500             7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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  100  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: SECURESOURCE RIDERS -- ADDITIONAL RMD DISCLOSURE



This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.



For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:


(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.


    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource rider.


(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.


    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource rider.


(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;


(2) based solely on the value of the contract to which the SecureSource rider is attached as of the date we make the determination;


(3) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(4) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);


     3. a SIMPLE IRA (Section 408(p));



     4. a Simplified Employee Pension plan (Section 408(k));



     5. Custodial and investment only plans (Section 401(a));



     6. a tax-sheltered annuity rollover (Section 403(b)).



In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your SecureSource rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   101

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years. Please contact your tax advisor about the impact of those rules prior to purchasing the SecureSource rider.


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  102  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR


ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and


- you select contract Option L with the MAV Death Benefit.


  During the first contract year the contract value grows to
  $105,000. The MAV Death Benefit equals the contract value.
  You have not reached the first contract anniversary so the
  Benefit Protector does not provide any additional benefit
  at this time.
  On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     MAV death benefit (contract value):                       $110,000
     plus the Benefit Protector benefit which equals 40% of
     earnings at death
     (MAV death benefit minus payments not previously
     withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the second contract anniversary the contract value
  falls to $105,000. The death benefit on May 1, 2008
  equals:
     MAV death benefit (MAV):                                  $110,000
     plus the Benefit Protector benefit (40% of earnings at
     death):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your
  contract value free of charge (10% of your prior
  anniversary's contract value). The remainder of the
  withdrawal is subject to a 7% withdrawal charge because
  your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether,
  we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the
  partial withdrawal is contract earnings). The death
  benefit equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector benefit (40% of earnings at
     death):
     0.40 X ($57,619 - $55,000) =                                +1,048
                                                               --------
  Total death benefit of:                                       $58,667
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old.
  The death benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector benefit (40% of earnings at
     death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)       +55,000
                                                               --------
  Total death benefit of:                                      $255,000
  During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit Protector
  value. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector benefit (40% of earnings at
     death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)       +55,000
                                                               --------
  Total death benefit of:                                      $305,000


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   103

  During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old and the value of the Benefit Protector changes.
  The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector benefit which equals 40% of
     earnings at death (MAV death benefit minus payments not
     previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
                                                               --------
  Total death benefit of:                                      $308,000


--------------------------------------------------------------------------------
  104  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR PLUS


ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and


- you select contract Option L with the MAV Death Benefit.


  During the first contract year the contract value grows to
  $105,000. The MAV Death Benefit equals the contract value.
  You have not reached the first contract anniversary so the
  Benefit Protector Plus does not provide any additional
  benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract
  anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit
  Protector at this time. The death benefit equals:
     MAV Death Benefit (contract value):                       $110,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death (MAV Death Benefit minus
     payments not previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                  $110,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death:
     0.40 X ($110,000 - $100,000) =                              +4,000
     plus 10% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.10 X $100,000 =            +10,000
                                                               --------
  Total death benefit of:                                      $124,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your
  contract value free of charge (10% of your prior
  anniversary's contract value). The remainder of the
  withdrawal is subject to a 7% withdrawal charge because
  your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether,
  we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the
  partial withdrawal is contract earnings). The death
  benefit equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death:
     0.40 X ($57,619 - $55,000) =                                +1,048
     plus 10% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.10 X $55,000 =              +5,500
                                                               --------
  Total death benefit of:                                       $64,167
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old. Because we are
  beyond the fourth contract anniversary the Benefit
  Protector Plus also reaches its maximum of 20%. The death
  benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $266,000


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   105

  During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit Protector
  Plus value. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $316,000
  During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old. The value of the Benefit Protector Plus remains
  constant. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death (MAV Death Benefit minus
     payments not previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
     plus 20% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.20 X $55,000 =             +11,000
                                                               --------
  Total death benefit of:                                      $319,000


--------------------------------------------------------------------------------
  106  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX I: ASSET ALLOCATION PROGRAM FOR CONTRACTS PURCHASED BEFORE MAY 1, 2006

ASSET ALLOCATION PROGRAM


For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the asset allocation program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts and/or any GPAs that make up the model portfolio you selected and the allocation percentages to those subaccounts and/or any GPAs will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   107

APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER



The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if(1):


- you purchase your contract on or after May 1, 2006;

- the rider is available in your state; and

- you and the annuitant are 80 or younger on the date the contract is issued.


(1) The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.



You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.



The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.


Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.


The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:


(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).


Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:


- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

--------------------------------------------------------------------------------
  108  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.


You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:


- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:


  (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:



     (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or


     (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.


  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.


- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that

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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   109
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  are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio
  Navigator Asset Allocation Program.") Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.


- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect the Accumulation Protector Benefit rider.



- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.


- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.


You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.


  For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:


  (1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

     - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

     - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

     - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.


     - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.


  (2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

     - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

     - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

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  110  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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     - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.


     - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.


  (3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

     - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

     - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;


  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and


  (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);

     3. a Simplified Employee Pension plan (Section 408(k));

     4. a tax-sheltered annuity rollover (Section 403(b)).


  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.



  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.


  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life rider may be of limited value to you.



For an example, see "Examples of Guarantor Withdrawal Benefit for Life" below.



KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER ARE DESCRIBED BELOW:


PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

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- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.


  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase

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  112  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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payment has its own GBP, which is equal to the lesser of that payment's RBA or
7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

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ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.


ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:


- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.


- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.


  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.


ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

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STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.


SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:


- The GBA, RBA, and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The

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  RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

   (a) receive the remaining schedule of GBPs until the RBA equals zero; or


   (b) wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.


We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

   (a) the remaining schedule of GBPs until the RBA equals zero; or

   (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

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  116  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.


The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:


- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.


CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows:


- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.


GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life rider.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").
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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   117

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION


The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:


1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.


EXAMPLES OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE


EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 60.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                            0         7,000          92,000       100,000      93,000     7,000         0
 1                              0             0          91,000       100,000      93,000     7,000     7,000
 1.5                            0         7,000          83,000       100,000      86,000     7,000         0
 2                              0             0          81,000       100,000      86,000     7,000     7,000
 5                              0             0          75,000       100,000      86,000     7,000     7,000
 5.5                            0         5,160          70,000       100,000      80,840     7,000     1,840
 6                              0             0          69,000       100,000      80,840     7,000     7,000
 6.5                            0         7,000          62,000       100,000      73,840     7,000         0
 7                              0             0          70,000       100,000      73,840     7,000     7,000
 7.5                            0        10,000          51,000        51,000(3)   51,000(3)  3,570         0
 8                              0             0          55,000        55,000      55,000     3,850     3,850


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $  N/A            $  N/A
 0.5                           N/A               N/A
 1                             N/A               N/A
 1.5                           N/A               N/A
 2                             N/A               N/A
 5                           5,160(1)          5,160(1)
 5.5                         5,160                 0
 6                           5,160             5,160
 6.5                         3,720(2)              0
 7                           4,200             4,200
 7.5                         3,060(3)              0
 8                           3,300             3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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  118  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 65.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                             0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                             0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                             0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                           0         6,600         110,000       110,000     103,400     7,700     1,100
 4                             0             0         115,000       115,000     115,000     8,050     8,050
 4.5                           0         8,050         116,000       115,000     106,950     8,050         0
 5                             0             0         120,000       120,000     120,000     8,400     8,400
 5.5                           0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                             0             0         125,000       125,000     125,000     8,750     8,750


CONTRACT                 LIFETIME WITHDRAWAL BENEFIT
DURATION                 ----------------------------
IN YEARS                    ALP               RALP
 At Issue                  $6,000            $6,000
 1                          6,300             6,000(1)
 2                          6,600             6,000(1)
 3                          6,600             6,600(2)
 3.5                        6,600                 0
 4                          6,900             6,900
 4.5                        6,900(3)              0
 5                          7,200             7,200
 5.5                        7,200(4)              0
 6                          7,500             7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   119

APPENDIX K: GUARANTOR WITHDRAWAL BENEFIT RIDER



GUARANTOR WITHDRAWAL BENEFIT RIDER



We have offered two versions of the Guarantor Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. Rider B is no longer available for purchase.



The Guarantor Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):


RIDER A


- you purchase(d) your contract on or after April 30, 2005 in those states where the SecureSource rider and/or the Guarantor Withdrawal Benefit for Life rider are/were not available;


- you and the annuitant were 79 or younger on the date the contract was issued.

RIDER B (NO LONGER AVAILABLE FOR PURCHASE)

- you purchased your contract prior to April 29, 2005;

- the rider was available in your state; and

- you and the annuitant were 79 or younger on the date the contract was issued.


(1) The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.



You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


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  120  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:



- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix J: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider.


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.


- RIDER A -- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit rider.


- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.


For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:


  (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

  (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

  (3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.


  (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.


  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;


  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   121

  (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);

     3. a Simplified Employee Pension plan (Section 408(k));

     4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to discontinue our administrative practice described above and will give you 30 days' written notice of any such change.


  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.


  Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not subject to excess withdrawal processing.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT


The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, adjusted for subsequent purchase payments, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.


THE GBA IS DETERMINED AT THE FOLLOWING TIMES:


- At contract issue -- the GBA is equal to the initial purchase payment;



- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment. The total GBA when an additional purchase payment is added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;


- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

  (c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

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GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:


- At contract issue -- the RBA is equal to the initial purchase payment;



- When you make additional purchase payments -- each additional purchase payment has its own RBA equal to the amount of the purchase payment. The total RBA when an additional purchase payment is added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;


- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

RIDER A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

RIDER B: Under both the original and enhanced riders, the GBP is the lesser of
(a) 7% of the GBA; or (b) the RBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   123
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Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.


Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

- if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

RIDER A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

RIDER B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.
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  124  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

RIDER A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RIDER B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION


Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be

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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   125
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no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.

If the contract value falls to zero and the RBA is depleted, the Guarantor(SM) Withdrawal Benefit rider and the contract will terminate.


EXAMPLE OF THE GUARANTOR WITHDRAWAL BENEFIT (APPLIES TO RIDER A AND RIDER B)


ASSUMPTION:


- You purchase the contract with a payment of $100,000.



  The Guaranteed Benefit Amount (GBA) equals your purchase
  payment:                                                     $100,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your
  GBA:
     0.07 X $100,000 =                                         $  7,000
  The Remaining Benefit Amount (RBA) equals your purchase
  payment:                                                     $100,000
  On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $110,000
  The GBA equals 100% of your contract value:                  $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $110,000 =                                         $  7,700
  During the fourth contract year you decide to take a
  partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your
  RBA equals the prior RBA less the amount of the partial
  withdrawal:
     $110,000 - $7,700 =                                       $102,300
  The GBA equals the GBA immediately prior to the partial
  withdrawal:                                                  $110,000
  The GBP equals 7% of your GBA:
     0.07 X $110,000 =                                         $  7,700
  On the fourth contract anniversary you make an additional
  purchase payment of $50,000.
  The new RBA for the contract is equal to your prior RBA
  plus 100% of the additional purchase payment:
     $102,300 + $50,000 =                                      $152,300
  The new GBA for the contract is equal to your prior GBA
  plus 100% of the additional purchase payment:
     $110,000 + $50,000 =                                      $160,000
  The new GBP for the contract is equal to your prior GBP
  plus 7% of the additional purchase payment:
     $7,700 + $3,500 =                                         $ 11,200
  On the fifth contract anniversary your contract value
  grows to $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $200,000
  The GBA equals 100% of your contract value:                  $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $200,000 =                                         $ 14,000


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  126  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

  During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of
  $20,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
         partial withdrawal;
           $230,000 - $20,000 =                                $210,000
     OR
     (2) your prior RBA less the amount of the partial
         withdrawal.
           $200,000 - $20,000 =                                $180,000
  Reset RBA = lesser of (1) or (2) =                           $180,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA                                        $200,000
     OR
     (2) your contract value immediately following the
         partial withdrawal;
           $230,000 - $20,000 =                                $210,000
  Reset GBA = lesser of (1) or (2) =                           $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
     0.07 X $200,000 =                                         $ 14,000
  During the eight contract year your contract value falls
  to $175,000. You decide to take a partial withdrawal of
  $25,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
        partial withdrawal;
          $175,000 - $25,000 =                                 $150,000
     OR
     (2) your prior RBA less the amount of the partial
         withdrawal.
           $180,000 - $25,000 =                                $155,000
  Reset RBA = lesser of (1) or (2) =                           $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                       $200,000
     OR
     (2) your contract value immediately following the
         partial withdrawal;
           $175,000 - $25,000 =                                $150,000
  Reset GBA = lesser of (1) or (2) =                           $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
     0.07 X $150,000 =                                         $ 10,500


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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   127

APPENDIX L : INCOME ASSURER BENEFIT RIDERS



INCOME ASSURER BENEFIT RIDERS



The following three optional Income Assurer Benefit riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.



- Income Assurer Benefit - MAV;



- Income Assurer Benefit - 5% Accumulation Benefit Base; or



- Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.



The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.



The general information in this section applies to each Income Assurer Benefit rider.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT RIDERS IN THE SECTIONS BELOW:



GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.



EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable
Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.



EXCLUDED PAYMENTS: These are purchase payments paid in the last five years before exercise of the benefit, which we reserve the right to exclude from the calculation of the guaranteed income benefit base.


PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
    to) the partial withdrawal; and

(b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.


THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT:


EXERCISING THE RIDER

Rider exercise conditions are:


- you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;


- the annuitant on the retirement date must be between 50 to 86 years old; and

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- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;

  Plan D -- Joint and Last Survivor Life Annuity - No Refund;

            Joint and Last Survivor Life Annuity with Twenty Years Certain; or

  Plan E -- Twenty Years Certain.


After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.


If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.

TERMINATING THE RIDER

Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and


- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit(SM) rider before this time, your benefits will continue according to the annuity payout plan you have selected.


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   129

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT RIDERS DESCRIBED BELOW:



INCOME ASSURER BENEFIT - MAV



The guaranteed income benefit base for the Income Assurer Benefit - MAV is the greater of these three values:


1. contract value; or


2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or


3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

  (a) current contract value; or


  (b) total payments made to the contract minus proportionate adjustments for partial withdrawals.



Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments; or


2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or


3. the MAV, less market value adjusted excluded payments.


MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.



INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or


2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or


3. the 5% variable account floor.


5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.


The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:


- the total purchase payments made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus



- an amount equal to 5% of your initial purchase payment allocated to the protected investment options.



On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.



The amount of purchase payment withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:



(a) is the amount of purchase payment in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and


(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior
    to) the current withdrawal or transfer.
--------------------------------------------------------------------------------
  130  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or


2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or


3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.


INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE



The guaranteed income benefit base for the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:


1. the contract value;


2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals;


3. the MAV (described above); or

4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);


2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals;


3. the MAV, less market value adjusted excluded payments (described above); or

4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).


EXAMPLES OF THE INCOME ASSURER BENEFIT RIDERS



The purpose of these following examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.


For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.

Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model
--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   131
portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and/or the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit - 5% Accumulation Benefit Base rider and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base riders. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.


ASSUMPTIONS:


- You purchase the contract during the 2006 calendar year with a payment of $100,000; and


- you invest all contract value in the subaccounts (protected investment options); and

- you make no additional purchase payments, partial withdrawals or changes in model portfolio; and

- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.


EXAMPLE -- INCOME ASSURER BENEFIT - MAV


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

               ASSUMED                                       MAXIMUM                GUARANTEED
 CONTRACT      CONTRACT              PURCHASE              ANNIVERSARY                INCOME
ANNIVERSARY     VALUE                PAYMENTS             VALUE (MAV)(1)       BENEFIT BASE - MAV(2)
----------------------------------------------------------------------------------------------------
     1         $108,000              $100,000                $108,000                $108,000
     2          125,000                  none                 125,000                 125,000
     3          132,000                  none                 132,000                 132,000
     4          150,000                  none                 150,000                 150,000
     5           85,000                  none                 150,000                 150,000
     6          121,000                  none                 150,000                 150,000
     7          139,000                  none                 150,000                 150,000
     8          153,000                  none                 153,000                 153,000
     9          140,000                  none                 153,000                 153,000
    10          174,000                  none                 174,000                 174,000
    11          141,000                  none                 174,000                 174,000
    12          148,000                  none                 174,000                 174,000
    13          208,000                  none                 208,000                 208,000
    14          198,000                  none                 208,000                 208,000
    15          203,000                  none                 208,000                 208,000
----------------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
  132  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                                IAB - MAV PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY   IAB - MAV      PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000           $  772.56              $  774.30
    11          174,000              791.70                 793.44
    12          174,000              812.58                 814.32
    13          208,000              996.32                 998.40
    14          208,000            1,023.36               1,025.44
    15          208,000            1,050.40               1,052.48
--------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS                                 IAB - MAV PROVISIONS
              -----------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)                           NEW TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST        IAB - MAV         PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)   BENEFIT BASE   SURVIVOR NO REFUND(2)
-------------------------------------------------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92            $174,000            $629.88
    11            141,000              521.70                  516.06             174,000             643.80
    12            148,000              559.44                  553.52             174,000             657.72
    13            208,000              807.04                  796.64             208,000             807.04
    14            198,000              786.06                  778.14             208,000             825.76
    15            203,000              826.21                  818.09             208,000             846.56
-------------------------------------------------------------------------------------------------------------------

             IAB - MAV PROVISIONS
             ---------------------
 CONTRACT        OLD TABLE(1)
ANNIVERSARY      PLAN D - LAST
AT EXERCISE  SURVIVOR NO REFUND(2)
-----------  ---------------------
    10              $622.92
    11               636.84
    12               650.76
    13               796.64
    14               817.44
    15               838.24
-------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   133

EXAMPLE -- INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                    GUARANTEED
                                                                                      INCOME
               ASSUMED                                                            BENEFIT BASE -
 CONTRACT      CONTRACT              PURCHASE             5% ACCUMULATION         5% ACCUMULATION
ANNIVERSARY     VALUE                PAYMENTS             BENEFIT BASE(1)         BENEFIT BASE(2)
-------------------------------------------------------------------------------------------------
     1         $108,000              $100,000                $105,000                $108,000
     2          125,000                  none                 110,250                 125,000
     3          132,000                  none                 115,763                 132,000
     4          150,000                  none                 121,551                 150,000
     5           85,000                  none                 127,628                 127,628
     6          121,000                  none                 134,010                 134,010
     7          139,000                  none                 140,710                 140,710
     8          153,000                  none                 147,746                 153,000
     9          140,000                  none                 155,133                 155,133
    10          174,000                  none                 162,889                 174,000
    11          141,000                  none                 171,034                 171,034
    12          148,000                  none                 179,586                 179,586
    13          208,000                  none                 188,565                 208,000
    14          198,000                  none                 197,993                 198,000
    15          203,000                  none                 207,893                 207,893
-------------------------------------------------------------------------------------------------

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                               IAB - 5% RF PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY  IAB - 5% RF     PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000           $  772.56              $  774.30
    11          171,034              778.20                 779.91
    12          179,586              838.66                 840.46
    13          208,000              996.32                 998.40
    14          198,000              974.16                 976.14
    15          207,893            1,049.86               1,051.94
--------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

--------------------------------------------------------------------------------
  134  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D -- Joint and Last Survivor Life Annuity -- No Refund would be:

                                   STANDARD PROVISIONS
              --------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92
    11            141,000              521.70                  516.06
    12            148,000              559.44                  553.52
    13            208,000              807.04                  796.64
    14            198,000              786.06                  778.14
    15            203,000              826.21                  818.09
----------------------------------------------------------------------------

                                IAB - 5% RF PROVISIONS
             ------------------------------------------------------------
 CONTRACT                       NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY  IAB - 5% RF        PLAN D - LAST           PLAN D - LAST
AT EXERCISE  BENEFIT BASE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
-----------  ------------------------------------------------------------
    10         $174,000            $629.88                 $622.92
    11          171,034             632.83                  625.98
    12          179,586             678.83                  671.65
    13          208,000             807.04                  796.64
    14          198,000             786.06                  778.14
    15          207,893             846.12                  837.81
----------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


EXAMPLE -- INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION BENEFIT
BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                        GUARANTEED
                                                                                                          INCOME
                                                                                                      BENEFIT BASE -
                                                                                                        GREATER OF
               ASSUMED                                    MAXIMUM                                        MAV OR 5%
 CONTRACT      CONTRACT             PURCHASE            ANNIVERSARY           5% ACCUMULATION          ACCUMULATION
ANNIVERSARY     VALUE               PAYMENTS             VALUE(1)             BENEFIT BASE(1)         BENEFIT BASE(2)
---------------------------------------------------------------------------------------------------------------------
     1         $108,000             $100,000             $108,000                $105,000                $108,000
     2          125,000                 none              125,000                 110,250                 125,000
     3          132,000                 none              132,000                 115,763                 132,000
     4          150,000                 none              150,000                 121,551                 150,000
     5           85,000                 none              150,000                 127,628                 150,000
     6          121,000                 none              150,000                 134,010                 150,000
     7          139,000                 none              150,000                 140,710                 150,000
     8          153,000                 none              153,000                 147,746                 153,000
     9          140,000                 none              153,000                 155,133                 155,133
    10          174,000                 none              174,000                 162,889                 174,000
    11          141,000                 none              174,000                 171,034                 174,000
    12          148,000                 none              174,000                 179,586                 179,586
    13          208,000                 none              208,000                 188,565                 208,000
    14          198,000                 none              208,000                 197,993                 208,000
    15          203,000                 none              208,000                 207,893                 208,000
---------------------------------------------------------------------------------------------------------------------

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   135

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                                IAB - MAX PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY   IAB - MAX      PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10        $ 174,000           $  772.56             $   774.30
    11          174,000              791.70                 793.44
    12          179,586              838.66                 840.46
    13          208,000              996.32                 998.40
    14          208,000            1,023.36               1,025.44
    15          208,000            1,050.40               1,052.48
--------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS
              --------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92
    11            141,000              521.70                  516.06
    12            148,000              559.44                  553.52
    13            208,000              807.04                  796.64
    14            198,000              786.06                  778.14
    15            203,000              826.21                  818.09
----------------------------------------------------------------------------

                                IAB -- MAX PROVISIONS
             ------------------------------------------------------------
 CONTRACT                       NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY   IAB - MAX         PLAN D - LAST           PLAN D - LAST
AT EXERCISE  BENEFIT BASE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
-----------  ------------------------------------------------------------
    10         $174,000            $629.88                 $622.92
    11          174,000             643.80                  636.84
    12          179,586             678.83                  671.65
    13          208,000             807.04                  796.64
    14          208,000             825.76                  817.44
    15          208,000             846.56                  838.24
----------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
  136  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX M: CONDENSED FINANCIAL INFORMATION


(Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.


VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                          2007      2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (07/31/2002)
Accumulation unit value at beginning of period               $1.56    $1.41    $1.36    $1.24    $0.95    $1.00       --       --
Accumulation unit value at end of period                     $1.56    $1.56    $1.41    $1.36    $1.24    $0.95       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              2,554    2,791    3,249    1,479      220       70       --       --
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (03/01/2002)
Accumulation unit value at beginning of period               $1.16    $1.12    $1.05    $1.00    $0.79    $1.00       --       --
Accumulation unit value at end of period                     $1.28    $1.16    $1.12    $1.05    $1.00    $0.79       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              4,110    3,472      324      329      238       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (08/30/2002)
Accumulation unit value at beginning of period               $1.74    $1.52    $1.42    $1.25    $0.94    $1.00       --       --
Accumulation unit value at end of period                     $1.89    $1.74    $1.52    $1.42    $1.25    $0.94       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                133      147      153      163       29       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.03       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  9       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.04       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             13,924       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period               $1.24    $1.14    $1.08    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.33    $1.24    $1.14    $1.08       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                808      912    1,051      427       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period               $1.19    $1.09    $1.07    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.20    $1.19    $1.09    $1.07       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  2       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (08/30/2002)
Accumulation unit value at beginning of period               $1.50    $1.40    $1.38    $1.33    $0.94    $1.00       --       --
Accumulation unit value at end of period                     $1.76    $1.50    $1.40    $1.38    $1.33    $0.94       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                107       16       16       16       15       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (08/30/2002)
Accumulation unit value at beginning of period               $1.60    $1.39    $1.35    $1.24    $0.95    $1.00       --       --
Accumulation unit value at end of period                     $1.65    $1.60    $1.39    $1.35    $1.24    $0.95       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                154      167      189      109       52        8       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period               $1.82    $1.37    $1.20    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.89    $1.82    $1.37    $1.20       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             21,915   15,378    8,725    1,580       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period               $1.05    $1.05    $1.05    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.13    $1.05    $1.05    $1.05       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             23,568   25,472   20,290    3,919       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (04/30/2004)
Accumulation unit value at beginning of period               $1.53    $1.24    $1.12    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.77    $1.53    $1.24    $1.12       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  7        5       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   137

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $0.90       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  9       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period               $1.01    $1.06    $1.06    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.20    $1.01    $1.06    $1.06       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              8,361   23,813    6,935    1,154       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period               $1.31    $1.12    $1.09    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.22    $1.31    $1.12    $1.09       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 74       88       26       18       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period               $1.07    $1.00       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.07    $1.07       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              4,145    9,940       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.12       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             30,376       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.13       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 17       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (04/30/2004)
Accumulation unit value at beginning of period               $1.42    $1.21    $1.17    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.36    $1.42    $1.21    $1.17       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             20,212       23        4        2       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.10       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                135       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period               $1.28    $1.21    $1.13    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.28    $1.28    $1.21    $1.13       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 19       22       15       13       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period               $1.07    $1.05    $1.03    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.20    $1.07    $1.05    $1.03       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,154    7,113    2,763      500       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period               $1.20    $1.05    $1.03    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.26    $1.20    $1.05    $1.03       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  1        1        1        1       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.09       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 18       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period               $1.51    $1.25    $1.14    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.54    $1.51    $1.25    $1.14       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                115       87       57        9       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $0.98       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             16,330       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (08/30/2002)
Accumulation unit value at beginning of period               $1.74    $1.58    $1.38    $1.22    $0.97    $1.00       --       --
Accumulation unit value at end of period                     $2.00    $1.74    $1.58    $1.38    $1.22    $0.97       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             43,300   45,089   16,531    3,067      152       --       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  138  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period               $1.04    $0.99    $0.96    $0.94    $0.73    $1.00       --       --
Accumulation unit value at end of period                     $1.29    $1.04    $0.99    $0.96    $0.94    $0.73       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                305      368      324      327       68       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period               $1.06    $1.03    $1.03    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.08    $1.06    $1.03    $1.03       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             40,253   12,953    8,188    1,336       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period               $2.00    $1.81    $1.56    $1.27    $0.94    $1.06    $1.00       --
Accumulation unit value at end of period                     $2.27    $2.00    $1.81    $1.56    $1.27    $0.94    $1.06       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             11,091    7,570    3,100    1,208      722      290       13       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period               $1.49    $1.28    $1.10    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.71    $1.49    $1.28    $1.10       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              4,416    4,843    4,036    1,573       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period               $1.61    $1.39    $1.39    $1.24    $0.96    $0.98    $0.99    $1.00
Accumulation unit value at end of period                     $1.65    $1.61    $1.39    $1.39    $1.24    $0.96    $0.98    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,051    2,743    2,554    2,119    1,118      777      413      157
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period               $1.28    $1.11    $1.09    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.22    $1.28    $1.11    $1.09       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                160       63       38       14       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period               $0.57    $0.54    $0.52    $0.48    $0.35    $0.50    $0.60    $1.00
Accumulation unit value at end of period                     $0.63    $0.57    $0.54    $0.52    $0.48    $0.35    $0.50    $0.60
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,427    1,612    1,719    1,992    1,273    1,008      617      120
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period               $1.75    $1.50    $1.38    $1.25    $1.01    $1.17    $1.11    $1.00
Accumulation unit value at end of period                     $1.78    $1.75    $1.50    $1.38    $1.25    $1.01    $1.17    $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                              2,787    9,197    2,844    3,112      870      324       24        6
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period               $1.23    $1.11    $1.16    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.34    $1.23    $1.11    $1.16       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             35,814   23,082    7,734    1,493       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period               $1.44    $1.20    $1.12    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.45    $1.44    $1.20    $1.12       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                510      376      226      177       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period               $2.88    $2.53    $2.28    $1.84    $1.46    $1.56    $1.41    $1.00
Accumulation unit value at end of period                     $2.93    $2.88    $2.53    $2.28    $1.84    $1.46    $1.56    $1.41
Number of accumulation units outstanding at end of period
  (000 omitted)                                             11,638    9,377    4,128    1,284      550      386      321       60
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period               $1.02    $0.92    $0.87    $0.77    $0.61    $0.79    $0.91    $1.00
Accumulation unit value at end of period                     $0.98    $1.02    $0.92    $0.87    $0.77    $0.61    $0.79    $0.91
Number of accumulation units outstanding at end of period
  (000 omitted)                                                587      636      956      816      519      391      286      102
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.05       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             36,050       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.03       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 10       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period               $1.16    $1.10    $1.07    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.27    $1.16    $1.10    $1.07       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 11       11       11       11       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   139

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of period               $1.15    $1.04    $1.00    $0.96    $0.73    $1.00       --       --
Accumulation unit value at end of period                     $1.16    $1.15    $1.04    $1.00    $0.96    $0.73       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                141      155      155      138      107        1       --       --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of period               $1.28    $1.16    $1.15    $1.06    $0.93    $1.00       --       --
Accumulation unit value at end of period                     $1.30    $1.28    $1.16    $1.15    $1.06    $0.93       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,039    1,095    1,130    1,184      348        7       --       --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of period               $2.13    $1.65    $1.44    $1.13    $0.85    $1.00       --       --
Accumulation unit value at end of period                     $2.67    $2.13    $1.65    $1.44    $1.13    $0.85       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                103       85       72       63       37        9       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (08/30/2002)
Accumulation unit value at beginning of period               $1.41    $1.33    $1.29    $1.24    $0.97    $1.00       --       --
Accumulation unit value at end of period                     $1.58    $1.41    $1.33    $1.29    $1.24    $0.97       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              7,383    8,562    6,720    1,419       14       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period               $1.64    $1.42    $1.27    $1.08    $0.77    $1.00       --       --
Accumulation unit value at end of period                     $1.71    $1.64    $1.42    $1.27    $1.08    $0.77       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                831      683      680      562      136       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (07/31/2002)
Accumulation unit value at beginning of period               $1.92    $1.70    $1.58    $1.35    $0.95    $1.00       --       --
Accumulation unit value at end of period                     $1.86    $1.92    $1.70    $1.58    $1.35    $0.95       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                221      168      168      143       64       18       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period               $1.34    $1.27    $1.26    $1.18    $1.03    $1.00       --       --
Accumulation unit value at end of period                     $1.44    $1.34    $1.27    $1.26    $1.18    $1.03       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             44,474   21,466    9,445    2,076      137        5       --       --
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.03       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             37,481       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (05/01/2002)
Accumulation unit value at beginning of period               $1.15    $1.14    $1.02    $0.97    $0.84    $1.00       --       --
Accumulation unit value at end of period                     $1.13    $1.15    $1.14    $1.02    $0.97    $0.84       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                136      162      175      177      188       73       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/03/2000)
Accumulation unit value at beginning of period               $0.95    $0.75    $0.68    $0.60    $0.47    $0.58    $0.75    $1.00
Accumulation unit value at end of period                     $1.01    $0.95    $0.75    $0.68    $0.60    $0.47    $0.58    $0.75
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,511    1,624    1,716    1,786    1,760    1,350    1,244      708
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period               $1.44    $1.25    $1.18    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.23    $1.44    $1.25    $1.18       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                355    5,948       89        5       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/03/2000)
Accumulation unit value at beginning of period               $0.57    $0.55    $0.50    $0.43    $0.33    $0.48    $0.73    $1.00
Accumulation unit value at end of period                     $0.58    $0.57    $0.55    $0.50    $0.43    $0.33    $0.48    $0.73
Number of accumulation units outstanding at end of period
  (000 omitted)                                                632      916    1,031    1,143    1,270    1,246    1,676      814
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $0.99       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             28,284       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period               $1.24    $1.08    $1.10    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.29    $1.24    $1.08    $1.10       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  7        8        8        2       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  140  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2002)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period               $1.55    $1.31    $1.26    $1.07    $0.79    $1.00       --       --
Accumulation unit value at end of period                     $1.45    $1.55    $1.31    $1.26    $1.07    $0.79       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             11,900   10,097    9,125    1,935       72       20       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (03/01/2002)
Accumulation unit value at beginning of period               $1.00    $0.97    $0.96    $0.97    $0.99    $1.00       --       --
Accumulation unit value at end of period                     $1.03    $1.00    $0.97    $0.96    $0.97    $0.99       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              5,476    2,192    1,151      399       76       --       --       --
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2007 were
  2.76% and 2.80%, respectively.
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (03/01/2002)
Accumulation unit value at beginning of period               $1.10    $1.07    $1.07    $1.04    $1.01    $1.00       --       --
Accumulation unit value at end of period                     $1.14    $1.10    $1.07    $1.07    $1.04    $1.01       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             67,959   33,990    1,077      842      152       40       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.83    $1.55    $1.39    $1.20    $0.86    $1.08    $1.08    $1.00
Accumulation unit value at end of period                     $1.94    $1.83    $1.55    $1.39    $1.20    $0.86    $1.08    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                             35,371   27,624    9,764      608      392      325      144       40
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period               $1.02    $1.00       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.09    $1.02       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             35,149   26,599       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND
(04/30/2004)
Accumulation unit value at beginning of period               $1.25    $1.14    $1.07    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.27    $1.25    $1.14    $1.07       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,798       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND
FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.25    $1.14    $1.12    $1.02    $0.83    $0.90    $0.87    $1.00
Accumulation unit value at end of period                     $1.25    $1.25    $1.14    $1.12    $1.02    $0.83    $0.90    $0.87
Number of accumulation units outstanding at end of period
  (000 omitted)                                              6,703    8,935    4,144      855      325       80       90        8
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME
OPPORTUNITIES FUND (06/01/2004)
Accumulation unit value at beginning of period               $1.18    $1.11    $1.10    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.19    $1.18    $1.11    $1.10       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             20,776    8,355        8       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY
FUND (03/03/2000)
Accumulation unit value at beginning of period               $0.80    $0.70    $0.67    $0.65    $0.51    $0.67    $0.83    $1.00
Accumulation unit value at end of period                     $0.81    $0.80    $0.70    $0.67    $0.65    $0.51    $0.67    $0.83
Number of accumulation units outstanding at end of period
  (000 omitted)                                             14,409   15,807   17,584    7,616       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE
FUND (04/30/2004)
Accumulation unit value at beginning of period               $1.32    $1.13    $1.10    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.29    $1.32    $1.13    $1.10       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  2        3        3       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH
FUND (08/30/2002)
Accumulation unit value at beginning of period               $1.40    $1.42    $1.31    $1.22    $1.02    $1.00       --       --
Accumulation unit value at end of period                     $1.56    $1.40    $1.42    $1.31    $1.22    $1.02       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                597      708      735      335       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE
FUND (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.00       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                136       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX
FUND (04/30/2004)
Accumulation unit value at beginning of period               $1.26    $1.11    $1.08    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.30    $1.26    $1.11    $1.08       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                367      227      227      174       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION
U.S. GOVERNMENT FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.15    $1.13    $1.13    $1.14    $1.14    $1.10    $1.05    $1.00
Accumulation unit value at end of period                     $1.19    $1.15    $1.13    $1.13    $1.14    $1.14    $1.10    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                              6,207    5,084    3,085    1,544    1,019      864      413       65
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   141

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS
FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING
MARKETS FUND)
Accumulation unit value at beginning of period               $2.02    $1.54    $1.17    $1.00       --       --       --       --
Accumulation unit value at end of period                     $2.75    $2.02    $1.54    $1.17       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             10,106    9,010    5,172    1,070       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL
OPPORTUNITY FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE
PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period               $1.56    $1.28    $1.14    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.73    $1.56    $1.28    $1.14       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 20       20       16        1       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS
II SHARES (08/30/2002)
Accumulation unit value at beginning of period               $1.70    $1.49    $1.45    $1.26    $0.98    $1.00       --       --
Accumulation unit value at end of period                     $1.63    $1.70    $1.49    $1.45    $1.26    $0.98       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             36,774   36,888   18,912    3,700       73       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II
SHARES (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $0.85       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              7,208       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES
(05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.12       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  8       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES
(04/30/2004)
Accumulation unit value at beginning of period               $2.14    $1.58    $1.37    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.74    $2.14    $1.58    $1.37       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                553      510      443      177       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (04/30/2004)
Accumulation unit value at beginning of period               $1.94    $1.44    $1.20    $1.00       --       --       --       --
Accumulation unit value at end of period                     $2.21    $1.94    $1.44    $1.20       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             10,278    8,406    4,181      858       --       --       --       --
*Effective June 1, 2008, the Fund will change its name to Wanger International.
---------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (04/30/2004)
Accumulation unit value at beginning of period               $1.34    $1.26    $1.15    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.39    $1.34    $1.26    $1.15       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             13,828    7,563    5,332      946       --       --       --       --
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
---------------------------------------------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.22    $1.10    $1.07    $1.00
Accumulation unit value at end of period                       $1.21    $1.22    $1.10    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        5        5        6
-----------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.17    $1.13    $1.06    $1.00
Accumulation unit value at end of period                       $1.28    $1.17    $1.13    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.34    $1.18    $1.10    $1.00
Accumulation unit value at end of period                       $1.45    $1.34    $1.18    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.02       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.04       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   22       --       --       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  142  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.22    $1.13    $1.07    $1.00
Accumulation unit value at end of period                       $1.31    $1.22    $1.13    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        1        1        1
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                 $1.18    $1.08    $1.06    $1.00
Accumulation unit value at end of period                       $1.18    $1.18    $1.08    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.15       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                 $1.26    $1.10    $1.07    $1.00
Accumulation unit value at end of period                       $1.29    $1.26    $1.10    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                 $1.80    $1.36    $1.19    $1.00
Accumulation unit value at end of period                       $1.85    $1.80    $1.36    $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   59       67       39        6
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.03    $1.04    $1.05    $1.00
Accumulation unit value at end of period                       $1.11    $1.03    $1.04    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  141      224      126       22
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.50    $1.23    $1.11    $1.00
Accumulation unit value at end of period                       $1.74    $1.50    $1.23    $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.89       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.00    $1.06    $1.06    $1.00
Accumulation unit value at end of period                       $1.18    $1.00    $1.06    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   91      149       50       --
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.29    $1.11    $1.09    $1.00
Accumulation unit value at end of period                       $1.20    $1.29    $1.11    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                 $1.06    $1.00       --       --
Accumulation unit value at end of period                       $1.06    $1.06       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   42       70       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.12       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   43       --       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.13       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (04/30/2004)
Accumulation unit value at beginning of period                 $1.40    $1.20    $1.16    $1.00
Accumulation unit value at end of period                       $1.34    $1.40    $1.20    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   30       --       --       --
-----------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.10       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   143

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.26    $1.20    $1.13    $1.00
Accumulation unit value at end of period                       $1.25    $1.26    $1.20    $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.06    $1.04    $1.03    $1.00
Accumulation unit value at end of period                       $1.18    $1.06    $1.04    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   19       30       12       --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.18    $1.04    $1.02    $1.00
Accumulation unit value at end of period                       $1.24    $1.18    $1.04    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.09       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.49    $1.24    $1.14    $1.00
Accumulation unit value at end of period                       $1.51    $1.49    $1.24    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.98       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   13       --       --       --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.37    $1.26    $1.10    $1.00
Accumulation unit value at end of period                       $1.58    $1.37    $1.26    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  177      296      101        8
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.10    $1.06    $1.03    $1.00
Accumulation unit value at end of period                       $1.37    $1.10    $1.06    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.04    $1.03    $1.03    $1.00
Accumulation unit value at end of period                       $1.06    $1.04    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  166      215      115       19
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.53    $1.40    $1.21    $1.00
Accumulation unit value at end of period                       $1.73    $1.53    $1.40    $1.21
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   38       39       16       --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.47    $1.27    $1.10    $1.00
Accumulation unit value at end of period                       $1.68    $1.47    $1.27    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    2        5        6        5
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.29    $1.11    $1.12    $1.00
Accumulation unit value at end of period                       $1.30    $1.29    $1.11    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.26    $1.10    $1.09    $1.00
Accumulation unit value at end of period                       $1.20    $1.26    $1.10    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.17    $1.10    $1.07    $1.00
Accumulation unit value at end of period                       $1.27    $1.17    $1.10    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.36    $1.18    $1.09    $1.00
Accumulation unit value at end of period                       $1.38    $1.36    $1.18    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    6       16       --       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  144  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.21    $1.10    $1.16    $1.00
Accumulation unit value at end of period                       $1.31    $1.21    $1.10    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   64       78       39        8
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.42    $1.19    $1.12    $1.00
Accumulation unit value at end of period                       $1.42    $1.42    $1.19    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.49    $1.32    $1.19    $1.00
Accumulation unit value at end of period                       $1.51    $1.49    $1.32    $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   58       65       28        3
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.93       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.05       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   55       --       --       --
-----------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.03       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                 $1.15    $1.09    $1.07    $1.00
Accumulation unit value at end of period                       $1.24    $1.15    $1.09    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                 $1.18    $1.07    $1.04    $1.00
Accumulation unit value at end of period                       $1.18    $1.18    $1.07    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                 $1.19    $1.09    $1.08    $1.00
Accumulation unit value at end of period                       $1.21    $1.19    $1.09    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                 $1.81    $1.41    $1.24    $1.00
Accumulation unit value at end of period                       $2.25    $1.81    $1.41    $1.24
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.14    $1.08    $1.06    $1.00
Accumulation unit value at end of period                       $1.27    $1.14    $1.08    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   57       87       48        8
-----------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.47    $1.28    $1.15    $1.00
Accumulation unit value at end of period                       $1.53    $1.47    $1.28    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.40    $1.25    $1.16    $1.00
Accumulation unit value at end of period                       $1.35    $1.40    $1.25    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.12    $1.07    $1.07    $1.00
Accumulation unit value at end of period                       $1.20    $1.12    $1.07    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  120      136       68       12
-----------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.03       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   46       --       --       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   145

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.14    $1.14    $1.03    $1.00
Accumulation unit value at end of period                       $1.11    $1.14    $1.14    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.56    $1.25    $1.14    $1.00
Accumulation unit value at end of period                       $1.66    $1.56    $1.25    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.42    $1.23    $1.18    $1.00
Accumulation unit value at end of period                       $1.21    $1.42    $1.23    $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    4       12       --       --
-----------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.28    $1.24    $1.13    $1.00
Accumulation unit value at end of period                       $1.30    $1.28    $1.24    $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.98       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   41       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                 $1.22    $1.08    $1.09    $1.00
Accumulation unit value at end of period                       $1.26    $1.22    $1.08    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                 $1.40    $1.19    $1.15    $1.00
Accumulation unit value at end of period                       $1.30    $1.40    $1.19    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   56       72       43        5
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (04/30/2004)
Accumulation unit value at beginning of period                 $1.02    $0.99    $0.99    $1.00
Accumulation unit value at end of period                       $1.04    $1.02    $0.99    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        7        4       --
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash
  Management Fund at Dec. 31, 2007 were 2.27% and 2.29%, respectively.
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.05    $1.03    $1.03    $1.00
Accumulation unit value at end of period                       $1.08    $1.05    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   66       40       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.50    $1.28    $1.15    $1.00
Accumulation unit value at end of period                       $1.58    $1.50    $1.28    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  160      181       83       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
  (05/01/2006)
Accumulation unit value at beginning of period                 $1.02    $1.00       --       --
Accumulation unit value at end of period                       $1.08    $1.02       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   38       29       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.23    $1.13    $1.07    $1.00
Accumulation unit value at end of period                       $1.24    $1.23    $1.13    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.19    $1.10    $1.08    $1.00
Accumulation unit value at end of period                       $1.19    $1.19    $1.10    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   38       55       30        4
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/01/2004)
Accumulation unit value at beginning of period                 $1.17    $1.10    $1.09    $1.00
Accumulation unit value at end of period                       $1.17    $1.17    $1.10    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   31       14       --       --
-----------------------------------------------------------------------------------------------


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  146  RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.23    $1.09    $1.05    $1.00
Accumulation unit value at end of period                       $1.24    $1.23    $1.09    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    2       14       21       19
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.31    $1.12    $1.10    $1.00
Accumulation unit value at end of period                       $1.27    $1.31    $1.12    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.12    $1.15    $1.06    $1.00
Accumulation unit value at end of period                       $1.25    $1.12    $1.15    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        1        1        1
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.99       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.24    $1.10    $1.08    $1.00
Accumulation unit value at end of period                       $1.28    $1.24    $1.10    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.00    $0.99    $0.99    $1.00
Accumulation unit value at end of period                       $1.03    $1.00    $0.99    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        9        5       --
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                 $2.00    $1.52    $1.16    $1.00
Accumulation unit value at end of period                       $2.70    $2.00    $1.52    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   32       46       24        3
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                 $1.54    $1.27    $1.14    $1.00
Accumulation unit value at end of period                       $1.70    $1.54    $1.27    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.30    $1.15    $1.13    $1.00
Accumulation unit value at end of period                       $1.24    $1.30    $1.15    $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  192      235      119       13
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.84       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   11       --       --       --
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.12       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $2.11    $1.57    $1.37    $1.00
Accumulation unit value at end of period                       $1.71    $2.11    $1.57    $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        3        3        3
-----------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (04/30/2004)
Accumulation unit value at beginning of period                 $1.91    $1.42    $1.20    $1.00
Accumulation unit value at end of period                       $2.17    $1.91    $1.42    $1.20
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   46       61       32        3
*Effective June 1, 2008, the Fund will change its name to Wanger International.
-----------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (04/30/2004)
Accumulation unit value at beginning of period                 $1.32    $1.25    $1.15    $1.00
Accumulation unit value at end of period                       $1.36    $1.32    $1.25    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   49       56       28        4
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   147

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


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

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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   149
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

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              RIVERSOURCE FLEXCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   151

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


45307 H (5/08)

PROSPECTUS


MAY 1, 2008


RIVERSOURCE

FLEXCHOICE(SM) VARIABLE ANNUITY
CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT


NEW RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.



This prospectus contains information that you should know before investing in RiverSource FlexChoice Variable Annuity Contract Option L and Contract Option C. The information in this prospectus applies to both contracts unless stated otherwise.


Prospectuses are also available for:

AIM Variable Insurance Funds - Series I Shares
Fidelity(R) Variable Insurance Products - Service Class
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2
MFS(R) Variable Insurance Trust(SM)
Putnam Variable Trust - Class IB Shares

RiverSource Variable Series Trust (RVST) formerly known as RiverSource Variable Portfolio Funds


Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

--------------------------------------------------------------------------------
                       RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   1

TABLE OF CONTENTS


KEY TERMS........................................   3
THE CONTRACT IN BRIEF............................   5
EXPENSE SUMMARY..................................   7
CONDENSED FINANCIAL INFORMATION (UNAUDITED)......  11
FINANCIAL STATEMENTS.............................  11
THE VARIABLE ACCOUNT AND THE FUNDS...............  11
THE GUARANTEE PERIOD ACCOUNTS (GPAS).............  17
THE ONE YEAR FIXED ACCOUNT.......................
THE FIXED ACCOUNT................................  20
BUYING YOUR CONTRACT.............................  20
CHARGES..........................................  22
VALUING YOUR INVESTMENT..........................  25
MAKING THE MOST OF YOUR CONTRACT.................  26
WITHDRAWALS......................................  31
TSA -- SPECIAL PROVISIONS........................  32
CHANGING OWNERSHIP...............................  32
BENEFITS IN CASE OF DEATH........................  32
OPTIONAL BENEFITS................................  36
THE ANNUITY PAYOUT PERIOD........................  44
TAXES............................................  46
VOTING RIGHTS....................................  49
SUBSTITUTION OF INVESTMENTS......................  49
ABOUT THE SERVICE PROVIDERS......................  50
ADDITIONAL INFORMATION...........................  51
APPENDIX: CONDENSED
  FINANCIAL INFORMATION (UNAUDITED)..............  52
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION............  56


--------------------------------------------------------------------------------
  2  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.


CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the Guarantee Period will receive a market value adjustment, which may result in a gain or loss of principal.



MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our
--------------------------------------------------------------------------------
                       RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   3
administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
  4  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


This prospectus describes two contracts. Contract Option L offers a four year withdrawal charge schedule and investment options in the GPAs, one-year fixed account and/or the subaccounts. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee and allows investment in the subaccounts only.(1) Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest.



PURPOSE: The purpose of these contracts is to allow you to accumulate money for retirement or similar long-term goal. You do this by making one or more purchase payments. For contract Option L, you may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts. For contract Option C, you may allocate purchase payments to the subaccounts. For both contract Option L and contract Option C, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)



ACCOUNTS: Generally, you may allocate purchase payments to the GPAs, one-year fixed account and/or the subaccounts, depending on the contract option you select.


If you select contract Option L, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")



- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (see "The Guarantee Period Accounts
  (GPAs)")



- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "The Fixed
  Account -- One-Year Fixed Account")


If you select contract Option C, you may allocate purchase payments to the subaccounts only.


BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future. (see "Buying Your Contract")



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (see "Making the Most of Your Contract -- Transferring A Money Accounts")


(1) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs and one-year fixed account for contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.

--------------------------------------------------------------------------------
                       RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   5

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (see "Withdrawals")



OPTIONAL BENEFITS: These contracts offer optional features that are available for additional charges if you meet certain criteria. (see "Optional Benefits")



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (see "Benefits in Case of Death")



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (see "The Annuity Payout Period")



TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (see "Taxes")


--------------------------------------------------------------------------------
  6  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSE THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(contingent deferred sales charge as a percentage of the amount withdrawn)


You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

                               CONTRACT YEAR FOR  WITHDRAWAL CHARGE
                               CONTRACT OPTION L     PERCENTAGE
                                      1-2                 8%
                                       3                  7
                                       4                  6
                                     5 and later          0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. For contract Option L, the discount rate we use in the calculation will be 5.45% if the assumed investment rate is 3.5% and 6.95% if the assumed investment rate is 5%. For contract Option C, the discount rate we use in the calculation will be 5.55% if the assumed investment rate is 3.5% and 7.05% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

You can choose either contract Option L or Option C and the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.

                                                       VARIABLE ACCOUNT             TOTAL MORTALITY AND           TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION L AND:                 ADMINISTRATIVE CHARGE           EXPENSE RISK FEE            ACCOUNT EXPENSES
 ROP death benefit                                           0.15%                         1.25%                       1.40%
 MAV death benefit                                           0.15                          1.35                        1.50
 EDB                                                         0.15                          1.55                        1.70
IF YOU SELECT CONTRACT OPTION C AND:
 ROP death benefit                                           0.15                          1.35                        1.50
 MAV death benefit                                           0.15                          1.45                        1.60
 EDB                                                         0.15                          1.65                        1.80

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $40

(We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.)

 BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT             0.25%*
 PROTECTOR) FEE

(As a percentage of the contract value charged annually on the contract anniversary.)

 BENEFIT PROTECTOR PLUS(R) DEATH BENEFIT RIDER (BENEFIT        0.40%*
 PROTECTOR PLUS) FEE

(As a percentage of the contract value charged annually on the contract anniversary.)

 GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE            0.70%**

(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)

*     This fee applies only if you elect this optional feature.
** For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB - 0.30%.
--------------------------------------------------------------------------------
                       RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   7

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense                0.60%                         1.26%
 reimbursements


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 AIM V.I. Capital Appreciation Fund,       0.61%          0.25%          0.27%               --%                   1.13%
 Series II Shares
 AIM V.I. Core Equity Fund, Series II      0.60           0.25           0.28              0.02                    1.15(1)
 Shares
 Fidelity(R) VIP Balanced Portfolio        0.41           0.25           0.16                --                    0.82
 Service Class 2
 Fidelity(R) VIP Growth & Income           0.46           0.25           0.12                --                    0.83
 Portfolio Service Class 2
 Fidelity(R) VIP Growth Portfolio          0.56           0.25           0.09                --                    0.90
 Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio         0.56           0.25           0.10                --                    0.91
 Service Class 2
 FTVIPT Franklin Small Cap Value           0.51           0.25           0.15              0.02                    0.93(2)
 Securities Fund - Class 2
 FTVIPT Franklin Small-Mid Cap Growth      0.47           0.25           0.28              0.01                    1.01(2)
 Securities Fund - Class 2
 FTVIPT Mutual Shares Securities           0.59           0.25           0.13                --                    0.97
 Fund - Class 2
 FTVIPT Templeton Foreign Securities       0.63           0.25           0.14              0.02                    1.04(2)
 Fund - Class 2
 MFS(R) Investors Trust                    0.75           0.25           0.10                --                    1.10
 Series - Service Class
 MFS(R) New Discovery Series - Service     0.90           0.25           0.11                --                    1.26
 Class
 MFS(R) Total Return Series - Service      0.75           0.25           0.08                --                    1.08(3)
 Class
 MFS(R) Utilities Series - Service         0.75           0.25           0.10                --                    1.10(3)
 Class
 Putnam VT Growth and Income               0.50           0.25           0.05                --                    0.80
 Fund - Class IB Shares
 Putnam VT Income Fund - Class IB          0.62           0.25           0.09              0.01                    0.97(4)
 Shares
 Putnam VT International Equity            0.73           0.25           0.11              0.01                    1.10
 Fund - Class IB Shares
 Putnam VT Vista Fund - Class IB           0.65           0.25           0.11                --                    1.01
 Shares
 RVST RiverSource(R) Variable              0.53           0.13           0.14                --                    0.80
 Portfolio - Balanced Fund
 RVST RiverSource(R) Variable              0.33           0.13           0.14                --                    0.60
 Portfolio - Cash Management Fund
 RVST RiverSource(R) Variable              0.45           0.13           0.16                --                    0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.14                --                    0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.15                --                    0.87
 Portfolio - High Yield Bond Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                    0.86
 Portfolio - Large Cap Equity Fund
 RVST RiverSource(R) Variable              0.48           0.13           0.18                --                    0.79
 Portfolio - Short Duration U.S.
 Government Fund
 RVST RiverSource(R) Variable              0.68           0.13           0.20                --                    1.01(5)
 Portfolio - Small Cap Advantage Fund



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the


--------------------------------------------------------------------------------
  8 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.14% for AIM V.I. Core Equity Fund, Series II Shares.


(2) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.91% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2, 1.00% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2 and 1.02% for FTVIPT Templeton Foreign Securities Fund - Class 2.


(3) MFS has agreed in writing to reduce its management fee to 0.65% for MFS Total Return Series annually on average daily net assets in excess of $3 billion and 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 1.05% for MFS Total Return Series - Service Class and 1.07% for MFS Utilities Series - Service Class. This written agreement will remain in effect until modified by the Fund's Board of Trustees.


(4) Putnam Management has a contractual agreement to limit expenses through Dec. 31, 2008. After fee waivers and expense reimbursements net expenses would be 0.83% for Putnam VT Income Fund - Class IB Shares.


(5) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed 1.13% for RVST RiverSource(R) Variable Portfolio - Small Cap Advantage Fund.


--------------------------------------------------------------------------------
                       RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   9

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the EDB and the GMIB. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Contract Option L with EDB      $1,189      $1,885      $1,971      $4,141           $379       $1,160      $1,971      $4,141
 Contract Option C with EDB         390       1,192       2,024       4,240            390        1,192       2,024       4,240


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Contract Option L with ROP
 death benefit                   $1,031      $1,403      $1,099      $2,368           $207        $640       $1,099      $2,368
 Contract Option C with ROP
 death benefit                      218         674       1,155       2,482            218         674        1,155       2,482



(1) In these examples, the $40 contract administrative charge is approximated as a .030% charge for Option C and a .022% charge for Option L. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


--------------------------------------------------------------------------------
  10  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in the Appendix.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example,

--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS 11 various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


  - Subaccounting, transaction processing, recordkeeping and administration.

--------------------------------------------------------------------------------
  12  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   13

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:


INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
AIM V.I. Capital              Growth of capital. Invests principally in common  Invesco Aim Advisors, Inc. adviser,
Appreciation Fund, Series II  stocks of companies likely to benefit from new    advisory entities affiliated with
Shares                        or innovative products, services or processes as  Invesco Aim Advisors, Inc.,
                              well as those with above-average long-term        subadvisers.
                              growth and excellent prospects for future
                              growth. The Fund can invest up to 25% of its
                              total assets in foreign securities that involve
                              risks not associated with investing solely in
                              the United States.
AIM V.I. Core Equity Fund,    Growth of capital. Invests normally at least 80%  Invesco Aim Advisors, Inc.
Series II Shares              of its net assets, plus the amount of any
                              borrowings for investment purposes, in equity
                              securities, including convertible securities of
                              established companies that have long-term
                              above-average growth in earnings and dividends
                              and growth companies that are believed to have
                              the potential for above-average growth in
                              earnings and dividends. The Fund may invest up
                              to 25% of its total assets in foreign
                              securities.
Fidelity(R) VIP Balanced      Income and capital growth consistent with         Fidelity Management & Research Company
Portfolio Service Class 2     reasonable risk. Invests approximately 60% of     (FMR), investment manager; FMR U.K.,
                              assets in stocks and other equity securities and  FMR Far East and Fidelity Investments
                              the remainder in bonds and other debt             Money Market Management Inc. (FIMM),
                              securities, including lower-quality debt          sub- advisers.
                              securities, when its outlook is neutral. Invests
                              at least 25% of total assets in fixed-income
                              senior securities (including debt securities and
                              preferred stock). The Fund invests in domestic
                              and foreign issuers.
Fidelity(R) VIP Growth &      High total return through a combination of        Fidelity Management & Research Company
Income Portfolio Service      current income and capital appreciation.          (FMR), investment manager; FMR U.K.,
Class 2                       Normally invests a majority of assets in common   FMR Far East, sub- advisers.
                              stocks with a focus on those that pay current
                              dividends and show potential for capital
                              appreciation. May invest in bonds, including
                              lower-quality debt securities, as well as stocks
                              that are not currently paying dividends, but
                              offer prospects for future income or capital
                              appreciation. Invests in domestic and foreign
                              issuers. The Fund invests in either "growth"
                              stocks or "value" stocks or both.
Fidelity(R) VIP Growth        Achieve capital appreciation. Normally invests    Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Invests in companies  (FMR), investment manager; FMR U.K.,
                              that it believes have above-average growth        FMR Far East, sub- advisers.
                              potential (stocks of these companies are often
                              called "growth" stocks). The Fund invests in
                              domestic and foreign issuers.
Fidelity(R) VIP Mid Cap       Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Normally invests at   (FMR), investment manager; FMR U.K.,
                              least 80% of assets in securities of companies    FMR Far East, sub- advisers.
                              with medium market capitalizations. May invest
                              in companies with smaller or larger market
                              capitalizations. Invests in domestic and foreign
                              issuers. The Fund invests in either "growth" or
                              "value" common stocks or both.


--------------------------------------------------------------------------------
  14  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
FTVIPT Franklin Small Cap     Long-term total return. The Fund normally         Franklin Advisory Services, LLC
Value Securities              invests at least 80% of its net assets in
Fund - Class 2                investments of small capitalization companies,
                              and normally invests predominantly in equity
                              securities. The Fund invests mainly in equity
                              securities of companies that the manager
                              believes are undervalued.
FTVIPT Franklin Small-Mid     Long-term capital growth. The Fund normally       Franklin Advisers, Inc.
Cap Growth Securities         invests at least 80% of its net assets in
Fund - Class 2                investments of small capitalization and mid
                              capitalization companies and normally invests
                              predominantly in equity securities.
FTVIPT Mutual Shares          Capital appreciation, with income as a secondary  Franklin Mutual Advisers, LLC
Securities Fund - Class 2     goal. The Fund normally invests primarily in
                              equity securities of companies that the manager
                              believes are undervalued. The Fund also invests,
                              to a lesser extent in risk arbitrage securities
                              and distressed companies.
FTVIPT Templeton Foreign      Long-term capital growth. The Fund normally       Templeton Investment Counsel, LLC
Securities Fund - Class 2     invests at least 80% of its net assets in
                              investments of issuers located outside the U.S.,
                              including those in emerging markets, and
                              normally invests predominantly in equity
                              securities.
MFS(R) Investors Trust        Capital appreciation. Normally invests in equity  MFS Investment Management(R)
Series - Service Class        securities of companies MFS believes to have
                              above average earnings growth potential compared
                              to other companies (growth companies), in the
                              stocks of companies it believes are undervalued
                              compared to their perceived worth (value
                              companies), or in a combination of growth and
                              value companies. Generally focuses on companies
                              with large capitalizations.
MFS(R) New Discovery          Capital appreciation. Invests in stocks of        MFS Investment Management(R)
Series - Service Class        companies MFS believes to have above average
                              earnings growth potential compared to other
                              companies (growth companies). Growth companies
                              tend to have stock prices that are high relative
                              to their earnings, dividends, book value, or
                              other financial measures. The Fund generally
                              focuses on companies with small capitalizations.
MFS(R) Total Return           Total return. Invests primarily in equity and     MFS Investment Management(R)
Series - Service Class        fixed income securities. MFS invests between 40%
                              and 75% of the fund's net assets in equity
                              securities and at least 25% of the fund's total
                              assets in fixed-income senior securities.
MFS(R) Utilities Series -     Total return. Normally invests at least 80% of    MFS Investment Management(R)
Service Class                 the fund's net assets in securities of issuers
                              in the utilities industry. The Fund's assets may
                              be invested in companies of any size.
Putnam VT Growth and Income   Capital growth and current income. The fund       Putnam Investment Management, LLC
Fund - Class IB Shares        pursues its goal by investing mainly in common
                              stocks of U.S. companies, with a focus on value
                              stocks that offer the potential for capital
                              growth, current income or both.


--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   15

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Putnam VT Income Fund -       High current income consistent with what Putnam   Putnam Investment Management, LLC
Class IB Shares               Management believes to be prudent risk. The fund
                              pursues its goal by investing mainly in bonds
                              that (i) are obligations of corporations and
                              governments worldwide denominated in U.S.
                              dollars, (ii) are either investment-grade or
                              below investment-grade and (iii) have
                              intermediate to long-term maturities (three
                              years or longer).
Putnam VT International       Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Equity Fund - Class IB        by investing mainly in common stocks of
Shares                        companies outside the United States that Putnam
                              Management believes have favorable investment
                              potential. Under normal circumstances, the fund
                              invests at least 80% of its net assets in equity
                              investments.
Putnam VT Vista Fund - Class  Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
IB Shares                     by investing mainly in common stocks of U.S.
                              companies, with a focus on growth stocks.
RVST RiverSource Variable     Maximum total investment return through a         RiverSource Investments, LLC
Portfolio - Balanced Fund     combination of capital growth and current
                              income. Invests primarily in a combination of
                              common and preferred stocks, bonds and other
                              debt securities. Under normal market conditions,
                              at least 50% of the Fund's total assets are
                              invested in common stocks and no less than 25%
                              of the Fund's total assets are invested in debt
                              securities. The Fund may invest up to 25% of its
                              net assets in foreign investments.
RVST RiverSource Variable     Maximum current income consistent with liquidity  RiverSource Investments, LLC
Portfolio - Cash Management   and stability of principal. Invests primarily in
Fund                          money market instruments, such as marketable
                              debt obligations issued by corporations or the
                              U.S. government or its agencies, bank
                              certificates of deposit, bankers' acceptances,
                              letters of credit, and commercial paper,
                              including asset-backed commercial paper.
RVST RiverSource Variable     High level of current income while attempting to  RiverSource Investments, LLC
Portfolio - Diversified Bond  conserve the value of the investment for the
Fund                          longest period of time. Under normal market
                              conditions, the Fund invests at least 80% of its
                              net assets in bonds and other debt securities.
                              At least 50% of the Fund's net assets will be
                              invested in securities like those included in
                              the Lehman Brothers Aggregate Bond Index
                              (Index), which are investment grade and
                              denominated in U.S. dollars. The Index includes
                              securities issued by the U.S. government,
                              corporate bonds, and mortgage- and asset-backed
                              securities. Although the Fund emphasizes high-
                              and medium-quality debt securities, it will
                              assume some credit risk to achieve higher yield
                              and/or capital appreciation by buying
                              lower-quality (junk) bonds. The Fund may invest
                              up to 25% of its net assets in foreign
                              investments, which may include instruments in
                              emerging markets.


--------------------------------------------------------------------------------
  16  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     High level of current income and, as a secondary  RiverSource Investments, LLC
Portfolio - Diversified       goal, steady growth of capital. Under normal
Equity Income Fund            market conditions, the Fund invests at least 80%
                              of its net assets in dividend- paying common and
                              preferred stocks. The Fund may invest up to 25%
                              of its net assets in foreign investments.
RVST RiverSource Variable     High current income, with capital growth as a     RiverSource Investments, LLC
Portfolio - High Yield Bond   secondary objective. Under normal market
Fund                          conditions, the Fund invests at least 80% of its
                              net assets in high-yield debt instruments
                              (commonly referred to as "junk") including
                              corporate debt securities as well as bank loans
                              rated below investment grade by a nationally
                              recognized statistical rating organization, or
                              if unrated, determined to be of comparable
                              quality. Up to 25% of the Fund may be invested
                              in high yield debt instruments of foreign
                              issuers.
RVST RiverSource Variable     Capital appreciation. Under normal market         RiverSource Investments, LLC
Portfolio - Large Cap Equity  conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with market capitalization greater than $5
                              billion at the time of purchase. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.
RVST RiverSource Variable     High level of current income and safety of        RiverSource Investments, LLC
Portfolio - Short Duration    principal consistent with investment in U.S.
U.S. Government Fund          government and government agency securities.
                              Under normal market conditions, at least 80% of
                              the Fund's net assets are invested in securities
                              issued or guaranteed as to principal and
                              interest by the U.S. government, its agencies or
                              instrumentalities.
RVST RiverSource Variable     Long-term capital growth. Under normal market     RiverSource Investments, LLC, adviser;
Portfolio - Small Cap         conditions, at least 80% of the Fund's net        Kenwood Capital Management LLC,
Advantage Fund                assets are invested in equity securities of       sub-adviser.
                              companies with market capitalization of up to $2
                              billion or that fall within the range of the
                              Russell 2000(R) Index at the time of investment.


THE GUARANTEE PERIOD ACCOUNTS (GPAS)

Investment in the GPAs is not available under contract Option C(1).

The GPAs may not be available in some states.


For contract Option L, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin.



Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.


The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

(1) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs for contract Option C has been filed in the various states in which the contract is offered. Please check with your sales representative to determine if this restriction applies to your state.
--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   17

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below.) During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply an MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table.

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive

--------------------------------------------------------------------------------
  18  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(N/12)  - 1] = MVA
                                    1 + J + .001

      Where  i = rate earned in the GPA from which amounts are being transferred or withdrawn.

             j = current rate for a new Guaranteed Period equal to the
                 remaining term in the current Guarantee Period.

             n = number of months remaining in the current Guarantee Period
                 (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you

--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   19
requested after we apply the MVA (and any applicable withdrawal charge schedule under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy.

THE ONE-YEAR FIXED ACCOUNT

Investment in the one-year fixed account is not available under contract Option C(1).

For contract Option L, you may allocate purchase payments and transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment and transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(1) For applications dated May 1, 2003 or after. Restriction of investment in the one-year fixed account for contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.

BUYING YOUR CONTRACT

New contracts are not currently being offered.

We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

- contract Option L or Option C;

- a death benefit option(1);

- the optional Benefit Protector Death Benefit Rider(2);

- the optional Benefit Protector Plus Death Benefit Rider(2);

- the optional Guaranteed Minimum Income Benefit Rider(3);

- the GPAs, the one-year fixed account and/or subaccounts in which you want to invest(4);

- how you want to make purchase payments; and

- a beneficiary.

(1) If you and the annuitant are 79 or younger at contract issue, you may select from either the ROP death benefit, MAV death benefit or EDB. If you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. EDB may not be available in all states.

(2)  Not available with the EDB. May not be available in all states.

(3) Available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. May not be available in all states.

--------------------------------------------------------------------------------
  20  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

(4) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs and one-year fixed account under contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine whether this restriction applies to your state. Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.


We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our administrative office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts are scheduled to begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, THE RETIREMENT DATE MUST BE:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or on such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   21

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

If paying by SIP:                $50 initial payment
                                 $50 for additional payments.

If paying by any other method:   $10,000 initial payment.
                                 $100 for additional payments.

MAXIMUM ALLOWABLE PURCHASE PAYMENTS*

                                 $1,000,000 for issue ages up to 85.

                                 $100,000 for issue ages 86 to 90.

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


CHARGES


CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary, or earlier if the contract is withdrawn. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the GPAs and one-year fixed account.

We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot


--------------------------------------------------------------------------------
  22 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS increase these fees. These fees are based on the contract you select (either Option L or Option C) and the death benefit that applies to your contract:

                                                              CONTRACT OPTION L    CONTRACT OPTION C
 ROP death benefit                                                  1.25%                1.35%
 MAV death benefit                                                  1.35                 1.45
 EDB(1)                                                             1.55                 1.65


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee.



We deduct the mortality risk fee from the subaccounts during the payout period even if the annuity payout plan does not include a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L discussed in the below will cover sales and distribution expenses.

WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

If you select contract Option L and you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if you make a withdrawal in the first four contract years. You may withdraw amounts totaling up to 10% of your prior anniversary's contract value free of charge during the first four years of your contract. (We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.) We do not assess a withdrawal charge on this amount. The withdrawal charge percentages that apply to you are shown below and are stated in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period are generally subject to a MVA. (See "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA).")

                          CONTRACT YEAR FOR   WITHDRAWAL CHARGE
                          CONTRACT OPTION L      PERCENTAGE
                                 1-2                  8%
                                  3                   7
                                  4                   6
                                5 and later           0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE: Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:

        AMOUNT REQUESTED               $1,000
    ------------------------    OR     ------  =    $1,075.27
    1.00 - WITHDRAWAL CHARGE            .93

By applying the 7% withdrawal charge to $1,075.27, the withdrawal charge is $75.27. We pay you the $1,000 you requested. If you make a full withdrawal of your contract, we also will deduct the applicable contract administrative charge.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. For contract Option L, the discount rate we use in the calculation will be 5.45% if the assumed investment rate is 3.5% and 6.95% if the assumed investment rate is 5%. For contract Option C, the discount rate we use in the calculation will be 5.55% if the

--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   23
assumed investment rate is 3.5% and 7.05% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period; and

- death benefits.

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

- Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


OPTIONAL DEATH BENEFIT CHARGES



BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and one-year fixed account in the same proportion your interest in each account bears to your total contract value.

--------------------------------------------------------------------------------
  24  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



OPTIONAL LIVING BENEFIT CHARGES


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE*

We charge a fee (currently 0.70%) based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin.


* For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB - 0.30%.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;

- plus interest credited;

- minus the sum of amounts withdrawn after the MVA (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Benefit Protector rider;



  - Benefit Protector Plus rider; and/or


  - Guaranteed Minimum Income Benefit rider.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.
--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   25

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

- the fee for any of the following benefits you have selected:


  - Benefit Protector rider;



  - Benefit Protector Plus rider; and/or


  - Guaranteed Minimum Income Benefit rider.

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is low
....                           ARROW

                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high.         ARROW

                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

--------------------------------------------------------------------------------
  26  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM FOR CONTRACT OPTION L ONLY

If you select contract Option L and your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $1,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or subaccounts you selected over the time period you selected (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not

--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   27
apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

TRANSFERRING AMONG ACCOUNTS

You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

--------------------------------------------------------------------------------
  28  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING

--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   29

THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts, GPAs or the one-year fixed accounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- Automated withdrawals may be restricted by applicable law under some contracts.

--------------------------------------------------------------------------------
  30  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay withdrawal charges if you selected contract Option L, contract charges or any applicable optional rider charges (see "Charges"). Additionally, IRS taxes and penalties may apply (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

- payable to owner;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   31

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;


  - you severed employment with the employer who purchased the contract;



  - the distribution is because of your death;



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract (see "Optional Benefits").


BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

- Return of Purchase Payment (ROP) death benefit;

--------------------------------------------------------------------------------
  32  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

- Maximum Anniversary Value (MAV) death benefit; and

- Enhanced Death Benefit Rider (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select the GMIB you must elect the EDB. Once you elect a death benefit, you cannot change it. We show the option that applies in your contract. The combination of the contract and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.


RETURN OF PURCHASE PAYMENTS DEATH BENEFIT (ROP)


The ROP is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

1. contract value; or

2. total purchase payments minus adjusted partial withdrawals.

  ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH          =   PW X DB
    BENEFIT                                                          ------------
                                                                     CV

  PW = the partial withdrawal including any applicable MVA or withdrawal charge (contract Option L only).

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary you make an additional purchase payment of $5,000.



- During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.



- During the third contract year the contract value grows to $23,000.



  We calculate the ROP death benefit as follows:
  Contract value at death:                                                                    $23,000.00
                                                                                              ----------
  Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------
  ROP death benefit, calculated as the greatest of these two values:                          $23,295.45



MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)


The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit you may not cancel it.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary.

--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   33

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value that we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the greater of: (a) your current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary the contract value grows to $29,000.



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.



  We calculate the MAV death benefit as follows:
  Contract value at death:                                                                    $20,500.00
                                                                                              ----------
  Purchase payments minus adjusted partial withdrawals:
         Total purchase payments                                                              $20,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $20,000
         ----------------  =                                                                   -1,363.64
             $22,000
                                                                                              ----------
         for a ROP death benefit of:                                                          $18,636.36
                                                                                              ----------
  The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
         The MAV on the immediately preceding anniversary:                                    $29,000.00
         plus purchase payments made since that anniversary:                                       +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $29,000
         ----------------  =                                                                   -1,977.27
             $22,000                                                                          ----------
         for a MAV death benefit of:                                                          $27,022.73
                                                                                              ----------
  The MAV death benefit, calculated as the greatest of these three values, which is the       $27,022.73
    MAV:



ENHANCED DEATH BENEFIT RIDER (EDB)


The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If it is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time you purchase your contract. If you select the GMIB you must select the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals;

3. the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%,

- plus any subsequent amounts allocated to the subaccounts,

- minus adjusted transfers and partial withdrawals from the subaccounts.

--------------------------------------------------------------------------------
  34  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                  PWT X VAF
  5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS   =   ---------------
                                                                  SV


  PWT   =   the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable MVA and any applicable withdrawal charge for contract Option L) from the subaccounts.
  VAF   =   variable account floor on the date of (but prior to) the
            transfer or partial withdrawal.
   SV   =   value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.


EXAMPLE


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.



- On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200.



- During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.



  The death benefit is calculated as follows:
  Contract value at death:                                                                    $22,800.00
                                                                                              ----------
  Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a ROP death benefit of:                                                          $23,456.79
                                                                                              ----------
  The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
         The MAV on the immediately preceding anniversary:                                    $25,000.00
         plus purchase payments made since that anniversary:                                       +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a MAV death benefit of:                                                          $23,456.79
                                                                                              ----------
  The 5% rising floor:
         The variable account floor on the first contract anniversary is, calculated as:      $21,000.00
         1.05 X $20,000 =
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                  -$1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the one-year fixed account value:                                                +5,300.00
                                                                                              ----------
         5% rising floor (value of the GPAs, one-year fixed account and the variable          $24,642.11
         account floor):
                                                                                              ----------
  EDB, calculated as the greatest of these three values, which is the 5% rising floor:        $24,642.11


IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   35

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector(SM) rider is optional. (See "Optional Benefits.")

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus riders, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)


The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus or the EDB. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

--------------------------------------------------------------------------------
  36  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the applicable death benefit (see "Benefits in Case of Death"), plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.



- During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     MAV death benefit (contract value):                       $110,000
     plus the Benefit Protector benefit which equals 40% of
     earnings at death
     (MAV death benefit minus payments not previously
     withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
- On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV death benefit (MAV):                                  $110,000
     plus the Benefit Protector benefit (40% of earnings at
     death):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
- During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of
  charge (10% of your prior anniversary's contract value).
  The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your contract is in its third
  year of the withdrawal charge schedule, so we will
  withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
  from your contract value. Altogether, we will withdraw
  $50,000 and pay you $47,235. We calculate purchase
  payments not previously withdrawn as $100,000 - $45,000 =
  $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV death benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector benefit (40% of earnings at
     death):
     0.40 X ($57,619 - $55,000) =                                +1,048
                                                               --------
  Total death benefit of:                                       $58,667
- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.


--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   37

- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old.
  The death benefit equals:
     MAV death benefit (contract value):                       $200,000
     plus the Benefit Protector benefit (40% of earnings at
     death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)       +55,000
                                                               --------
  Total death benefit of:                                      $255,000
- During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit Protector
  value. The death benefit equals:
     MAV death benefit (contract value):                       $250,000
     plus the Benefit Protector benefit (40% of earnings at
     death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)       +55,000
                                                               --------
  Total death benefit of:                                      $305,000
- During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old and the value of the Benefit Protector changes.
  The death benefit equals:
     MAV death benefit (contract value):                       $250,000
     plus the Benefit Protector benefit which equals 40% of
     earnings at death (MAV death benefit minus payments not
     previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
                                                               --------
  Total death benefit of:                                      $308,000


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)


The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to your contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange, or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector or the EDB. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

--------------------------------------------------------------------------------
  38  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE    PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                        0%                                          0%
 Three and Four                    10%                                       3.75%
 Five or more                      20%                                        7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

- the ROP death benefit (see "Benefits in Case of Death") PLUS

                              IF YOU AND THE ANNUITANT ARE UNDER
CONTRACT YEAR           AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             40% X earnings at death (see above)
 Three & Four    40% X (earnings at death + 25% of initial purchase payment*)
 Five or more    40% X (earnings at death + 50% of initial purchase payment*)

                              IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR          OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             15% X earnings at death
 Three & Four    15% X (earnings at death + 25% of initial purchase payment*)
 Five or more    15% X (earnings at death + 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.



- During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract
  anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit
  Protector at this time. The death benefit equals:
     MAV death benefit (contract value):                       $110,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death
     (MAV death benefit minus payments not previously
     withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
- On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV death benefit (MAV):                                  $110,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death:
     0.40 X ($110,000 - $100,000) =                              +4,000
     plus 10% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.10 X
     $100,000 =                                                 +10,000
                                                               --------
  Total death benefit of:                                      $124,000


--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   39

- During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of
  charge (10% of your prior anniversary's contract value).
  The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your contract is in its third
  year of the withdrawal charge schedule, so we will
  withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
  from your contract value. Altogether, we will withdraw
  $50,000 and pay you $47,235. We calculate purchase
  payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the
  partial withdrawal is contract earnings). The death
  benefit equals:
     MAV death benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death:
     0.40 X ($57,619 - $55,000) =                                +1,048
     plus 10% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.10 X
     $55,000 =                                                   +5,500
                                                               --------
  Total death benefit of:                                       $64,167
- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old. Because we are
  beyond the fourth contract anniversary the Benefit
  Protector Plus also reaches its maximum of 20%. The death
  benefit equals:
     MAV death benefit (contract value):                       $200,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $266,000
- During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit Protector
  Plus value. The death benefit equals:
     MAV death benefit (contract value):                       $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $316,000
- During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old. The value of the Benefit Protector Plus remains
  constant. The death benefit equals:
     MAV death benefit (contract value):                       $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death (death benefit Option B minus
     payments not previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $319,000


IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

--------------------------------------------------------------------------------
  40  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

- you must hold the GMIB for 10 years*,

- the GMIB terminates** on the contract anniversary after the annuitant's 86th birthday,

- you can only exercise the GMIB within 30 days after a contract anniversary*,

- the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81, and

- there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your investment professional.

*     Unless the annuitant qualifies for a contingent event (see
      "Charges -- Contingent events").
** The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit to your contract for an additional annual charge which we describe below. If you select the GMIB, you must elect the EDB at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances, we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.


INVESTMENT SELECTION UNDER THE GMIB: For contract Option L, you may allocate your purchase payments or transfers to any of the subaccounts, GPAs or the one-year fixed account. For contract Option C, you may allocate payments to the subaccounts. We reserve the right to limit the amount you allocate to subaccounts investing in the RiverSource Variable Portfolio -- Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.


GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of these four values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the maximum anniversary value at the last contract anniversary plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age
81.

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value and the MAV.

- subtract each payment from the 5% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   41

For each payment, we calculate the market value adjustment to the contract value, MAV, the GPAs and the one-year fixed account value of the 5% rising floor as:

  PMT X CVG
  ---------
  ECV

     PMT = each purchase payment made in the five years before you exercise the GMIB.

     CVG = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 5% increase of payments allocated to the subaccounts as:

  PMT X
  (1.05)(CY)

     CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB

- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a "contingent event" (disability, terminal illness or confinement to a nursing home or hospital, see "Charges -- Contingent events" for more details.)

- the annuitant on the retirement date must be between 50 and 86 years old.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity - no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity - no refund

- you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the GMIB benefit base for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB,

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  42  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS
you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB

- You may terminate the rider within 30 days after the first and fifth rider anniversaries.

- You may terminate the rider any time after the tenth rider anniversary.

- The rider will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.


- The rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EXAMPLE


- You purchase the contract during the 2006 calendar year with a payment of $100,000 and you allocate all your purchase payments to the subaccounts.


- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                                 GMIB
ANNIVERSARY                                    CONTRACT VALUE             MAV              5% RISING FLOOR           BENEFIT BASE
 1                                                $107,000              $107,000              $105,000
 2                                                 125,000               125,000               110,250
 3                                                 132,000               132,000               115,763
 4                                                 150,000               150,000               121,551
 5                                                  85,000               150,000               127,628
 6                                                 120,000               150,000               134,010
 7                                                 138,000               150,000               140,710
 8                                                 152,000               152,000               147,746
 9                                                 139,000               152,000               155,133
 10                                                126,000               152,000               162,889                 $162,889
 11                                                138,000               152,000               171,034                  171,034
 12                                                147,000               152,000               179,586                  179,586
 13                                                163,000               163,000               188,565                  188,565
 14                                                159,000               163,000               197,993                  197,993
 15                                                212,000               212,000               207,893                  212,000

NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

CONTRACT                                                                             PLAN A -
ANNIVERSARY                                                 GMIB                  LIFE ANNUITY --
AT EXERCISE                                             BENEFIT BASE                 NO REFUND
 10                                              $162,889 (5% rising floor)          $  840.51
 15                                              212,000 (MAV)                        1,250.80

                                                       MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                             PLAN B -             PLAN D - JOINT AND
ANNIVERSARY                                      LIFE ANNUITY WITH        LAST SURVIVOR LIFE
AT EXERCISE                                      TEN YEARS CERTAIN       ANNUITY -- NO REFUND
 10                                                  $  817.70                  $672.73
 15                                                   1,193.56                   968.84

The payouts above are shown at guaranteed annuity rates of 3% stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or

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                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   43
equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                       PLAN A -                 PLAN B -             PLAN D - JOINT AND
ANNIVERSARY                                                 LIFE ANNUITY --         LIFE ANNUITY WITH        LAST SURVIVOR LIFE
AT EXERCISE                          CONTRACT VALUE            NO REFUND            TEN YEARS CERTAIN       ANNUITY -- NO REFUND
 10                                     $126,000               $  650.16                $  632.52                  $520.38
 15                                      212,000                1,250.80                 1,193.56                   968.84

At the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the fee at that time adjusted for the number of calendar days coverage was in place. We calculate the fee as follows:

  BB + AT - FAV

     BB = the GMIB benefit base.

     AT = adjusted transfers from the subaccounts to the GPAs or the one-year fixed account made in the six months before the contract anniversary calculated as:

  PT X VAT
  --------
  SVT

     PT = the amount transferred from the subaccounts to the GPAs or the one-year fixed account within six months of the contract anniversary.

     VAT = variable account floor on the date of (but prior to) the transfer.

     SVT = value of the subaccounts on the date of (but prior to) the transfer.

     FAV = the value of your GPAs and the one-year fixed account.

The result of AT - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

EXAMPLE


- You purchase the contract with a payment of $100,000 and allocate all of your payment to the subaccounts.


- You make no transfers or partial withdrawals.

CONTRACT                                                         GMIB FEE             VALUE ON WHICH WE               GMIB FEE
ANNIVERSARY                                   CONTRACT VALUE    PERCENTAGE            BASE THE GMIB FEE            CHARGED TO YOU
 1                                               $ 80,000         0.70%       5% rising floor = $100,000 X 1.05        $  735
 2                                                150,000         0.70%       Contract value = $150,000                 1,050
 3                                                102,000         0.70%       MAV = $150,000                            1,050

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

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  44  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the annuity payout period, you may make full and partial withdrawals. If you make a full withdrawal, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. If the original contract was an Option L contract, the discount rate we use in the calculation will vary between 5.45% and 6.95% depending on the applicable assumed investment rate. If the original contract was an Option C contract, the discount rate we use in the calculation will vary between 5.55% and 7.05% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS

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                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   45
regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


TAXES



Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


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  46  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   47

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;



- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial

--------------------------------------------------------------------------------
  48 RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   49

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 4.25% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


--------------------------------------------------------------------------------
  50  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   51

APPENDIX: CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.


VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                        2007      2006     2005     2004     2003     2002     2001     2000     1999     1998
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (03/01/2002)
Accumulation unit value at beginning of
  period                                   $1.18    $1.13    $1.06    $1.01    $0.79    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.30    $1.18    $1.13    $1.06    $1.01    $0.79       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             874    1,950      234      212       71       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
Accumulation unit value at beginning of
  period                                   $1.08    $1.00       --       --       --       --       --       --       --       --
Accumulation unit value at end of period   $1.15    $1.08       --       --       --       --       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)              39        6       --       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP BALANCED PORTFOLIO SERVICE CLASS 2 (03/01/2002)
Accumulation unit value at beginning of
  period                                   $1.25    $1.14    $1.10    $1.06    $0.91    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.34    $1.25    $1.14    $1.10    $1.06    $0.91       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             178       81       56       46       13       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (03/01/2002)
Accumulation unit value at beginning of
  period                                   $1.25    $1.12    $1.06    $1.02    $0.85    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.38    $1.25    $1.12    $1.06    $1.02    $0.85       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             155      294      312      299        1       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (03/01/2002)
Accumulation unit value at beginning of
  period                                   $1.06    $1.01    $0.97    $0.95    $0.73    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.32    $1.06    $1.01    $0.97    $0.95    $0.73       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             726      815      744      882      256       14       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of
  period                                   $2.04    $1.84    $1.58    $1.29    $0.94    $1.06    $1.00       --       --       --
Accumulation unit value at end of period   $2.32    $2.04    $1.84    $1.58    $1.29    $0.94    $1.06       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           3,308    3,045    2,336    1,901    1,151      250       94       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of
  period                                   $1.73    $1.50    $1.40    $1.14    $0.88    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.66    $1.73    $1.50    $1.40    $1.14    $0.88       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             771      847      873      749      442       55       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                   $0.59    $0.55    $0.53    $0.48    $0.36    $0.51    $0.61    $1.00       --       --
Accumulation unit value at end of period   $0.64    $0.59    $0.55    $0.53    $0.48    $0.36    $0.51    $0.61       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           1,786    2,054    2,089    2,279    1,928      967      723      260       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (09/22/1999)
Accumulation unit value at beginning of
  period                                   $1.87    $1.60    $1.47    $1.32    $1.07    $1.23    $1.17    $1.05    $1.00       --
Accumulation unit value at end of period   $1.91    $1.87    $1.60    $1.47    $1.32    $1.07    $1.23    $1.17    $1.05       --
Number of accumulation units outstanding
  at end of period (000 omitted)           9,245   10,913   11,340   11,643    4,692      966      546      170       31       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of
  period                                   $1.66    $1.39    $1.28    $1.09    $0.84    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.89    $1.66    $1.39    $1.28    $1.09    $0.84       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           1,425    1,562    1,549    1,200    1,018      286       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of
  period                                   $1.23    $1.11    $1.05    $0.96    $0.80    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.33    $1.23    $1.11    $1.05    $0.96    $0.80       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             176      200      184      189        5       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of
  period                                   $1.17    $1.05    $1.01    $0.97    $0.73    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.18    $1.17    $1.05    $1.01    $0.97    $0.73       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             149      175      203      227      180       20       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  52  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                         2007     2006     2005     2004     2003     2002     2001     2000     1999     1998
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of
  period                                   $1.29    $1.17    $1.16    $1.06    $0.93    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.33    $1.29    $1.17    $1.16    $1.06    $0.93       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           3,307    3,207    3,304    3,221    1,510       11       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of
  period                                   $2.16    $1.67    $1.46    $1.14    $0.85    $1.00       --       --       --       --
Accumulation unit value at end of period   $2.72    $2.16    $1.67    $1.46    $1.14    $0.85       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             163      161      159       55       38        6       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (10/05/1998)
Accumulation unit value at beginning of
  period                                   $1.51    $1.32    $1.28    $1.16    $0.93    $1.16    $1.26    $1.18    $1.18    $1.00
Accumulation unit value at end of period   $1.40    $1.51    $1.32    $1.28    $1.16    $0.93    $1.16    $1.26    $1.18    $1.18
Number of accumulation units outstanding
  at end of period (000 omitted)           2,565    3,460    4,185    4,645    5,239    5,706    6,280    6,616    4,302      239
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND - CLASS IB SHARES (03/01/2002)
Accumulation unit value at beginning of
  period                                   $1.16    $1.12    $1.11    $1.08    $1.05    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.20    $1.16    $1.12    $1.11    $1.08    $1.05       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             126       77       45       45       82        7       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (09/22/1999)
Accumulation unit value at beginning of
  period                                   $1.53    $1.21    $1.10    $0.96    $0.76    $0.93    $1.19    $1.33    $1.00       --
Accumulation unit value at end of period   $1.63    $1.53    $1.21    $1.10    $0.96    $0.76    $0.93    $1.19    $1.33       --
Number of accumulation units outstanding
  at end of period (000 omitted)           1,885    2,110    2,185    2,258    2,177    1,856    1,775    2,192      347       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (08/26/1999)
Accumulation unit value at beginning of
  period                                   $1.11    $1.07    $0.96    $0.82    $0.63    $0.92    $1.40    $1.48    $1.00       --
Accumulation unit value at end of period   $1.14    $1.11    $1.07    $0.96    $0.82    $0.63    $0.92    $1.40    $1.48       --
Number of accumulation units outstanding
  at end of period (000 omitted)             709      822      851      922      951      888      782      403        1       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - BALANCED FUND (02/21/1995)
Accumulation unit value at beginning of
  period                                   $2.24    $1.98    $1.93    $1.79    $1.51    $1.76    $1.99    $2.07    $1.83    $1.60
Accumulation unit value at end of period   $2.24    $2.24    $1.98    $1.93    $1.79    $1.51    $1.76    $1.99    $2.07    $1.83
Number of accumulation units outstanding
  at end of period (000 omitted)           1,756    2,335    3,221    4,136    5,043    5,336    6,404    6,779    5,985    4,684
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (02/21/1995)
Accumulation unit value at beginning of
  period                                   $1.29    $1.26    $1.24    $1.25    $1.26    $1.26    $1.24    $1.18    $1.15    $1.11
Accumulation unit value at end of period   $1.34    $1.29    $1.26    $1.24    $1.25    $1.26    $1.26    $1.24    $1.18    $1.15
Number of accumulation units outstanding
  at end of period (000 omitted)           3,976    3,923    6,630    7,059    5,254    8,572    8,409    4,421      941      749
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2007 were
  3.07% and 3.12%, respectively.
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (02/21/1995)
Accumulation unit value at beginning of
  period                                   $1.68    $1.63    $1.62    $1.58    $1.53    $1.47    $1.38    $1.33    $1.33    $1.33
Accumulation unit value at end of period   $1.75    $1.68    $1.63    $1.62    $1.58    $1.53    $1.47    $1.38    $1.33    $1.33
Number of accumulation units outstanding
  at end of period (000 omitted)          12,248    8,733    8,279    9,515    7,119    7,272    8,923    9,498    8,127    5,689
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of
  period                                   $1.86    $1.58    $1.41    $1.21    $0.87    $1.09    $1.08    $1.00       --       --
Accumulation unit value at end of period   $1.98    $1.86    $1.58    $1.41    $1.21    $0.87    $1.09    $1.08       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           6,387    5,210    2,698    1,026      605      238      115        7       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (08/26/1999)
Accumulation unit value at beginning of
  period                                   $1.30    $1.19    $1.16    $1.05    $0.85    $0.93    $0.90    $1.00    $1.00       --
Accumulation unit value at end of period   $1.30    $1.30    $1.19    $1.16    $1.05    $0.85    $0.93    $0.90    $1.00       --
Number of accumulation units outstanding
  at end of period (000 omitted)           3,017    4,475    3,380    3,074    2,699    2,403    5,449      556        8       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (02/21/1995)
Accumulation unit value at beginning of
  period                                   $1.86    $1.64    $1.56    $1.50    $1.18    $1.53    $1.89    $2.33    $1.91    $1.56
Accumulation unit value at end of period   $1.89    $1.86    $1.64    $1.56    $1.50    $1.18    $1.53    $1.89    $2.33    $1.91
Number of accumulation units outstanding
  at end of period (000 omitted)           4,871    5,898    4,590    4,708    4,663    5,116    6,019    6,358    5,864    5,163
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/03/2000)
Accumulation unit value at beginning of
  period                                   $1.18    $1.15    $1.15    $1.16    $1.16    $1.11    $1.06    $1.00       --       --
Accumulation unit value at end of period   $1.23    $1.18    $1.15    $1.15    $1.16    $1.16    $1.11    $1.06       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           2,176    2,281    2,359    2,330    1,256      248      117       39       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (03/03/2000)
Accumulation unit value at beginning of
  period                                   $1.31    $1.19    $1.15    $0.99    $0.68    $0.83    $0.90    $1.00       --       --
Accumulation unit value at end of period   $1.24    $1.31    $1.19    $1.15    $0.99    $0.68    $0.83    $0.90       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             215      290      323      274      197      173       89       16       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   53

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003     2002
-----------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (03/01/2002)
Accumulation unit value at beginning of period                 $1.16    $1.11    $1.04    $1.00    $0.79    $1.00
Accumulation unit value at end of period                       $1.27    $1.16    $1.11    $1.04    $1.00    $0.79
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  130      452       79       25       --       --
-----------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES II SHARES (04/28/2006)
Accumulation unit value at beginning of period                 $1.08    $1.00       --       --       --       --
Accumulation unit value at end of period                       $1.14    $1.08       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP BALANCED PORTFOLIO SERVICE CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.19    $1.09    $1.05    $1.02    $0.91    $1.00
Accumulation unit value at end of period                       $1.28    $1.19    $1.09    $1.05    $1.02    $0.91
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO SERVICE CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.23    $1.11    $1.05    $1.01    $0.85    $1.00
Accumulation unit value at end of period                       $1.35    $1.23    $1.11    $1.05    $1.01    $0.85
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.03    $0.99    $0.95    $0.94    $0.72    $1.00
Accumulation unit value at end of period                       $1.29    $1.03    $0.99    $0.95    $0.94    $0.72
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.90    $1.72    $1.48    $1.21    $0.89    $1.00
Accumulation unit value at end of period                       $2.15    $1.90    $1.72    $1.48    $1.21    $0.89
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  458      374      196       54       19       --
-----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.69    $1.47    $1.38    $1.14    $0.88    $1.00
Accumulation unit value at end of period                       $1.62    $1.69    $1.47    $1.38    $1.14    $0.88
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   15       22       22       23       20       --
-----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.22    $1.14    $1.11    $1.01    $0.75    $1.00
Accumulation unit value at end of period                       $1.33    $1.22    $1.14    $1.11    $1.01    $0.75
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    8       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.50    $1.29    $1.19    $1.07    $0.87    $1.00
Accumulation unit value at end of period                       $1.52    $1.50    $1.29    $1.19    $1.07    $0.87
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   94      154       --      138      153       --
-----------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.60    $1.34    $1.24    $1.07    $0.83    $1.00
Accumulation unit value at end of period                       $1.82    $1.60    $1.34    $1.24    $1.07    $0.83
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of period                 $1.21    $1.09    $1.04    $0.95    $0.80    $1.00
Accumulation unit value at end of period                       $1.30    $1.21    $1.09    $1.04    $0.95    $0.80
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of period                 $1.14    $1.03    $1.00    $0.96    $0.73    $1.00
Accumulation unit value at end of period                       $1.15    $1.14    $1.03    $1.00    $0.96    $0.73
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of period                 $1.25    $1.14    $1.13    $1.04    $0.92    $1.00
Accumulation unit value at end of period                       $1.27    $1.25    $1.14    $1.13    $1.04    $0.92
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   49       33       45       --       --       --
-----------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of period                 $2.07    $1.61    $1.41    $1.10    $0.85    $1.00
Accumulation unit value at end of period                       $2.60    $2.07    $1.61    $1.41    $1.10    $0.85
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    3       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (03/01/2002)
Accumulation unit value at beginning of period                 $1.28    $1.12    $1.09    $1.00    $0.81    $1.00
Accumulation unit value at end of period                       $1.18    $1.28    $1.12    $1.09    $1.00    $0.81
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  54  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003     2002
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND - CLASS IB SHARES (03/01/2002)
Accumulation unit value at beginning of period                 $1.08    $1.06    $1.05    $1.02    $1.05    $1.00
Accumulation unit value at end of period                       $1.12    $1.08    $1.06    $1.05    $1.02    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/01/2002)
Accumulation unit value at beginning of period                 $1.67    $1.33    $1.20    $1.06    $0.84    $1.00
Accumulation unit value at end of period                       $1.77    $1.67    $1.33    $1.20    $1.06    $0.84
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   12       12       14       14       --       --
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/01/2002)
Accumulation unit value at beginning of period                 $1.29    $1.24    $1.13    $0.97    $0.74    $1.00
Accumulation unit value at end of period                       $1.31    $1.29    $1.24    $1.13    $0.97    $0.74
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - BALANCED FUND (03/01/2002)
Accumulation unit value at beginning of period                 $1.18    $1.05    $1.03    $0.96    $0.82    $1.00
Accumulation unit value at end of period                       $1.18    $1.18    $1.05    $1.03    $0.96    $0.82
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (03/01/2002)
Accumulation unit value at beginning of period                 $1.00    $0.97    $0.96    $0.97    $0.99    $1.00
Accumulation unit value at end of period                       $1.03    $1.00    $0.97    $0.96    $0.97    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  472      174       48       24       21      132
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec.
  31, 2007 were 2.66% and 2.69%, respectively.
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (03/01/2002)
Accumulation unit value at beginning of period                 $1.07    $1.04    $1.04    $1.01    $1.01    $1.00
Accumulation unit value at end of period                       $1.10    $1.07    $1.04    $1.04    $1.01    $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,965      638       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/01/2002)
Accumulation unit value at beginning of period                 $1.67    $1.42    $1.27    $1.10    $0.80    $1.00
Accumulation unit value at end of period                       $1.77    $1.67    $1.42    $1.27    $1.10    $0.80
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,539    1,423      623       --       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (03/01/2002)
Accumulation unit value at beginning of period                 $1.32    $1.21    $1.19    $1.08    $0.92    $1.00
Accumulation unit value at end of period                       $1.32    $1.32    $1.21    $1.19    $1.08    $0.92
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  665      974      531      170       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/03/2003)
Accumulation unit value at beginning of period                 $1.60    $1.42    $1.36    $1.31    $1.00       --
Accumulation unit value at end of period                       $1.62    $1.60    $1.42    $1.36    $1.31       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  647      681      810      502       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/01/2002)
Accumulation unit value at beginning of period                 $1.02    $1.00    $1.00    $1.01    $1.02    $1.00
Accumulation unit value at end of period                       $1.05    $1.02    $1.00    $1.00    $1.01    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  419      519      197       31       39       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (03/01/2002)
Accumulation unit value at beginning of period                 $1.61    $1.47    $1.42    $1.22    $0.84    $1.00
Accumulation unit value at end of period                       $1.51    $1.61    $1.47    $1.42    $1.22    $0.84
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   55

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


--------------------------------------------------------------------------------
  56  RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS

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                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   57

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

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                      RIVERSOURCE FLEXCHOICE VARIABLE ANNUITY -- PROSPECTUS   59

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


45271 K (5/08)

PROSPECTUS


MAY 1, 2008


RIVERSOURCE(R)

ACCESSCHOICE SELECT VARIABLE ANNUITY


CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM COMBINATION FIXED/DEFERRED



VARIABLE ANNUITY



CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM COMBINATION FIXED/DEFERRED



VARIABLE ANNUITY


ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT


This prospectus contains information that you should know before investing in AccessChoice Select Variable Annuity Contract Option L and Contract Option C. The information in this prospectus applies to both contracts unless stated otherwise. Prospectuses are also available for:


AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust

Credit Suisse Trust

Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products

  Trust (FTVIPT) - Class 2

Goldman Sachs Variable Insurance Trust (VIT)
Janus Aspen Series: Series Shares
Legg Mason Variable Portfolios I, Inc.

MFS(R) Variable Insurance Trust(SM) - Service Class

Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Investment Trust (VIT)

Putnam Variable Trust - Class IB Shares


RiverSource Variable Series Trust (RVST) formerly known as


  RiverSource Variable Portfolio Funds

The Universal Institutional Funds, Inc., Class II Shares
  Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

--------------------------------------------------------------------------------

              RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   1

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS


KEY TERMS.......................................   3
THE CONTRACT IN BRIEF...........................   5
EXPENSE SUMMARY.................................   7
CONDENSED FINANCIAL INFORMATION.................  13
FINANCIAL STATEMENTS............................  13
THE VARIABLE ACCOUNT AND THE FUNDS..............  13
THE GUARANTEE PERIOD ACCOUNTS (GPAS)............  34
THE FIXED ACCOUNT...............................  35
BUYING YOUR CONTRACT............................  37
CHARGES.........................................  39
VALUING YOUR INVESTMENT.........................  45
MAKING THE MOST OF YOUR CONTRACT................  47
WITHDRAWALS.....................................  56
TSA -- SPECIAL PROVISIONS.......................  56
CHANGING OWNERSHIP..............................  57
BENEFITS IN CASE OF DEATH.......................  57
OPTIONAL BENEFITS...............................  60
THE ANNUITY PAYOUT PERIOD.......................  76
TAXES...........................................  78
VOTING RIGHTS...................................  81
SUBSTITUTION OF INVESTMENTS.....................  81
ABOUT THE SERVICE PROVIDERS.....................  82
ADDITIONAL INFORMATION..........................  83
APPENDICES TABLE OF CONTENTS
  AND CROSS-REFERENCE TABLE.....................  85
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).................  86
APPENDIX B: EXAMPLE --
  WITHDRAWAL CHARGES FOR CONTRACT OPTION L......  88
APPENDIX C: EXAMPLE -- DEATH BENEFITS...........  93
APPENDIX D: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT RIDER..........  96
APPENDIX E: EXAMPLE -- SECURESOURCE RIDERS......  98
APPENDIX F: SECURESOURCE RIDERS --
  ADDITIONAL RMD DISCLOSURE..................... 102
APPENDIX G: EXAMPLE --
  BENEFIT PROTECTOR DEATH BENEFIT RIDER......... 104
APPENDIX H: EXAMPLE --
  BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER.... 106
APPENDIX I: ASSET ALLOCATION PROGRAM FOR
  CONTRACTS PURCHASED BEFORE MAY 1, 2006........ 108
APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT FOR
  LIFE RIDER DISCLOSURE......................... 109
APPENDIX K: GUARANTOR WITHDRAWAL BENEFIT RIDER
  DISCLOSURE.................................... 121
APPENDIX L: INCOME ASSURER BENEFIT RIDERS
  DISCLOSURE.................................... 129
APPENDIX M: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)................................... 138
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION........... 149


--------------------------------------------------------------------------------

  2  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.


CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).


CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.


CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.



MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a guarantee period account is withdrawn or transferred more than 30 days before the end of its guarantee period.


OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code


- SIMPLE IRAs under Section 408(p) of the Code


- Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code


- Custodial and investment only plans under Section 401(a) of the Code


A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


--------------------------------------------------------------------------------

              RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   3

RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.


VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------

  4  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

This prospectus describes two contracts. Each contract has different expenses. Contract Option L has lower expenses than Contract Option C. Contract Option L has a four-year withdrawal charge schedule that applies to each purchase payment you make. Contract Option C eliminates the purchase payment withdrawal charge schedule, but has a higher mortality and expense risk fee than Contract Option
L. Contract Option L includes the option to purchase a living benefit rider; living benefit riders are not currently available on Contract Option C(1). Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract.

PURPOSE: These contracts allow you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account, the DCA fixed account, GPAs and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. You may be able to purchase an optional benefit to reduce the investment risk you assume. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).

BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER.

Some of the factors you may wish to consider include:

- "Tax-free" exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

- Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


- Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (see "Taxes")


- Your age: if you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a variable annuity may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.


- How long you intend to keep the contract: The contract has withdrawal charges (see "Withdrawals"). Does the contract meet your current and anticipated future need for liquidity?


- If you can afford the contract: are your annual income and assets adequate to buy the annuity and any optional benefit riders you may choose?


- The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (see "Charges")



- How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. (see "Withdrawals")


- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.

--------------------------------------------------------------------------------

              RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   5

- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (see "Making the Most of Your Contract-Transferring Among Accounts")


(1) Living benefit riders were available on Contract Option C prior to May 1, 2007.


FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Generally, you may allocate purchase payments among the:


- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")



- GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. Some states restrict the amount you can allocate to these accounts. The required minimum investment in a GPA is $1,000. (see "The Guarantee Period Accounts (GPAs)")



- the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies"). (see "The Fixed Account")



- DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account (see "DCA Fixed Account").



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (see "Making the Most of Your Contract-Transferring Among Accounts")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (see "Withdrawals")



OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional death benefits. Under Contract Option L, we also offer optional living benefits, including: a guaranteed contract value on a future date ("Accumulation Protector Benefit Rider") and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances, the lifetime of a single person (SecureSource -- Single Life) or the lifetime of you and your spouse (SecureSource -- Joint Life) ("SecureSource Riders"). Optional living benefits require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year. We previously offered other optional living benefits under both Contract Option L and Contract Option C. Optional benefits vary by state and may have eligibility requirements. (see "Optional Benefits")



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (see "Benefits in Case of Death")



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (see "The Annuity Payout Period)


--------------------------------------------------------------------------------

  6  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)


You select either contract Option L or Option C at the time of application. Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than Option L.

                    CONTRACT OPTION L
           YEARS FROM PURCHASE PAYMENT RECEIPT  WITHDRAWAL CHARGE PERCENTAGE
                           1-2                              8%
                            3                                7
                            4                                6
                          Thereafter                         0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the contract option shown below and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout Period -- Annuity Payout Plans.")


                                                           IF YOUR AIR IS 3.5%, THEN YOUR           IF YOUR AIR IS 5%, THEN YOUR
                                                           DISCOUNT RATE PERCENT (%) IS:           DISCOUNT RATE PERCENT (%) IS:
 CONTRACT OPTION L                                                      6.55%                                   8.05%
 CONTRACT OPTION C                                                      6.65%                                   8.15%

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE EITHER CONTRACT OPTION L OR OPTION C AND ONE OF THE FOUR DEATH BENEFIT GUARANTEES. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

                                                      TOTAL MORTALITY AND            VARIABLE ACCOUNT             TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION L AND:                   EXPENSE RISK FEE            ADMINISTRATIVE CHARGE          ACCOUNT EXPENSE
 ROP Death Benefit                                           1.55%                         0.15%                       1.70%
 MAV Death Benefit                                           1.75                          0.15                        1.90
 5% Accumulation Death Benefit                               1.90                          0.15                        2.05
 Enhanced Death Benefit                                      1.95                          0.15                        2.10
IF YOU SELECT CONTRACT OPTION C AND:
 ROP Death Benefit                                           1.65%                         0.15%                       1.80%
 MAV Death Benefit                                           1.85                          0.15                        2.00
 5% Accumulation Death Benefit                               2.00                          0.15                        2.15
 Enhanced Death Benefit                                      2.05                          0.15                        2.20

--------------------------------------------------------------------------------

              RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   7

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.


 BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                  0.25%
 BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE             0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED UNDER CONTRACT OPTION L(1)

If eligible, you may select one of the following optional living benefits if available in your state. Each optional living benefit requires the use of an asset allocation model. The fees apply only if you elect one of these benefits.


 ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                  MAXIMUM: 1.75%     CURRENT: 0.55%


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)


 SECURESOURCE(SM) - SINGLE LIFE RIDER FEE(2)                  MAXIMUM: 1.50%     CURRENT: 0.65%
 SECURESOURCE(SM) - JOINT LIFE RIDER FEE(2)                   MAXIMUM: 1.75%     CURRENT: 0.85%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED UNDER CONTRACT OPTION L AND CONTRACT OPTION C

The following optional living benefits, except as noted, are no longer available for purchase. The fees apply only if you elected one of these benefits when you purchased your contract. Each optional living benefit requires the use of an asset allocation model portfolio.


 GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE(2)        MAXIMUM: 1.50%     CURRENT: 0.65%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)


 GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE(2)                 MAXIMUM: 1.50%     CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)


 INCOME ASSURER BENEFIT(R) - MAV RIDER FEE(3)                 MAXIMUM: 1.50%     CURRENT: 0.30%(4)
 INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE
 RIDER FEE(3)                                                 MAXIMUM: 1.75%     CURRENT: 0.60%(4)
 INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5%
 ACCUMULATION BENEFIT BASE RIDER FEE(3)                       MAXIMUM: 2.00%     CURRENT: 0.65%(4)


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)

(1) Effective May 1, 2007, optional living benefits are not available on Contract Option C.

(2)  See disclosure in Appendix K.


(3)  See disclosure in Appendix L.


(4) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit -- 5% Accumulation Benefit Base -- 0.70%; and Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


--------------------------------------------------------------------------------

  8  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                  0.52%                         2.09%


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                          ACQUIRED FUND          GROSS TOTAL
                                         MANAGEMENT        12B-1           OTHER            FEES AND                ANNUAL
                                            FEES            FEES          EXPENSES         EXPENSES**              EXPENSES
 AIM V.I. Basic Value Fund, Series II       0.67%           0.25%           0.29%               --%                  1.21%
 Shares
 AIM V.I. Capital Appreciation Fund,        0.61            0.25            0.27                --                   1.13
 Series II Shares
 AIM V.I. Capital Development Fund,         0.75            0.25            0.31                --                1.31(1)
 Series II Shares
 AIM V.I. Global Health Care Fund,          0.75            0.25            0.32              0.01                1.33(1)
 Series II Shares
 AIM V.I. International Growth Fund,        0.71            0.25            0.36              0.01                1.33(1)
 Series II Shares
 AIM V.I. Mid Cap Core Equity Fund,         0.72            0.25            0.29              0.03                1.29(1)
 Series II Shares
 AllianceBernstein VPS Balanced Shares      0.55            0.25            0.18                --                   0.98
 Portfolio (Class B)
 AllianceBernstein VPS Global               0.75            0.25            0.17                --                   1.17
 Technology Portfolio (Class B)
 AllianceBernstein VPS Growth and           0.55            0.25            0.04                --                   0.84
 Income Portfolio (Class B)
 AllianceBernstein VPS International        0.75            0.25            0.06                --                   1.06
 Value Portfolio (Class B)
 American Century VP Inflation              0.49            0.25            0.01                --                   0.75
 Protection, Class II
 American Century VP Mid Cap Value,         0.90            0.25            0.01                --                   1.16
 Class II
 American Century VP Ultra(R), Class        0.90            0.25            0.01                --                   1.16
 II
 American Century VP Value, Class II        0.83            0.25            0.01                --                   1.09
 Columbia High Yield Fund, Variable         0.78            0.25            0.12                --                1.15(2)
 Series, Class B
 Columbia Marsico Growth Fund,              0.97              --            0.02                --                   0.99
 Variable Series, Class A
 Columbia Marsico International             1.02            0.25            0.12                --                   1.39
 Opportunities Fund, Variable Series,
 Class B
 Columbia Small Cap Value Fund,             0.80            0.25            0.09                --                1.14(3)
 Variable Series, Class B
 Credit Suisse Trust - Commodity            0.50            0.25            0.28                --                1.03(4)
 Return Strategy Portfolio
 Dreyfus Investment Portfolios MidCap       0.75            0.25            0.05                --                1.05(5)
 Stock Portfolio, Service Shares
 Dreyfus Variable Investment Fund           0.75            0.25            0.05                --                   1.05
 Appreciation Portfolio, Service
 Shares
 Dreyfus Variable Investment Fund           0.75            0.25            0.28                --                   1.28
 International Equity Portfolio,
 Service Shares
 Dreyfus Variable Investment Fund           1.00            0.25            0.19                --                   1.44
 International Value Portfolio,
 Service Shares
 Eaton Vance VT Floating-Rate Income        0.57            0.25            0.32                --                   1.14
 Fund
 Fidelity(R) VIP Contrafund(R)              0.56            0.25            0.09                --                   0.90
 Portfolio Service Class 2
 Fidelity(R) VIP Growth Portfolio           0.56            0.25            0.09                --                   0.90
 Service Class 2
 Fidelity(R) VIP Investment Grade Bond      0.32            0.25            0.11                --                   0.68
 Portfolio Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio          0.56            0.25            0.10                --                   0.91
 Service Class 2
 Fidelity(R) VIP Overseas Portfolio         0.71            0.25            0.14                --                   1.10
 Service Class 2


--------------------------------------------------------------------------------

              RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   9

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                          ACQUIRED FUND          GROSS TOTAL
                                         MANAGEMENT        12B-1           OTHER            FEES AND                ANNUAL
                                            FEES            FEES          EXPENSES         EXPENSES**              EXPENSES
 FTVIPT Franklin Income Securities          0.45%           0.25%           0.02%               --%                  0.72%
 Fund - Class 2
 FTVIPT Franklin Rising Dividends           0.58            0.25            0.02              0.01                0.86(6)
 Securities Fund - Class 2
 FTVIPT Franklin Small-Mid Cap Growth       0.47            0.25            0.28              0.01                1.01(6)
 Securities Fund - Class 2
 FTVIPT Mutual Shares Securities            0.59            0.25            0.13                --                   0.97
 Fund - Class 2
 FTVIPT Templeton Global Income             0.50            0.25            0.14                --                   0.89
 Securities Fund - Class 2
 FTVIPT Templeton Growth Securities         0.73            0.25            0.03                --                   1.01
 Fund - Class 2
 Goldman Sachs VIT Mid Cap Value            0.80              --            0.07                --                   0.87
 Fund - Institutional Shares
 Goldman Sachs VIT Structured U.S.          0.65              --            0.07                --                0.72(7)
 Equity Fund - Institutional Shares
 Janus Aspen Series Large Cap Growth        0.64            0.25            0.02              0.01                   0.92
 Portfolio: Service Shares
 Legg Mason Partners Variable Small         0.75              --            0.35                --                1.10(8)
 Cap Growth Portfolio, Class I
 MFS(R) New Discovery Series - Service      0.90            0.25            0.11                --                   1.26
 Class
 MFS(R) Total Return Series - Service       0.75            0.25            0.08                --                1.08(9)
 Class
 MFS(R) Utilities Series - Service          0.75            0.25            0.10                --                1.10(9)
 Class
 Oppenheimer Capital Appreciation           0.64            0.25            0.02                --                   0.91
 Fund/VA, Service Shares
 Oppenheimer Global Securities              0.62            0.25            0.02                --                   0.89
 Fund/VA, Service Shares
 Oppenheimer Main Street Small Cap          0.70            0.25            0.02                --                   0.97
 Fund/VA, Service Shares
 Oppenheimer Strategic Bond Fund/VA,        0.57            0.25            0.02              0.02               0.86(10)
 Service Shares
 PIMCO VIT All Asset Portfolio,             0.18            0.25            0.25              0.69               1.37(11)
 Advisor Share Class
 Putnam VT Health Sciences                  0.70            0.25            0.13                --                   1.08
 Fund - Class IB Shares
 Putnam VT International Equity             0.73            0.25            0.11              0.01                   1.10
 Fund - Class IB Shares
 Putnam VT Small Cap Value                  0.77            0.25            0.10              0.07                   1.19
 Fund - Class IB Shares
 Putnam VT Vista Fund - Class IB            0.65            0.25            0.11                --                   1.01
 Shares
 RVST RiverSource(R) Partners Variable      0.70            0.13            0.16                --               0.99(12)
 Portfolio - Fundamental Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Fundamental Value Fund)
 RVST RiverSource(R) Partners Variable      0.83            0.13            1.13                --               2.09(12)
 Portfolio - Select Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Select Value Fund)
 RVST RiverSource(R) Partners Variable      0.97            0.13            0.18                --               1.28(12)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable               0.33            0.13            0.14                --                   0.60
 Portfolio - Cash Management Fund
 RVST RiverSource(R) Variable               0.45            0.13            0.16                --                   0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable               0.59            0.13            0.14                --                   0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable               0.44            0.13            0.17                --               0.74(12)
 Portfolio - Global Inflation
 Protected Securities Fund
 RVST RiverSource(R) Variable               0.60            0.13            0.16                --                   0.89
 Portfolio - Growth Fund
 RVST RiverSource(R) Variable               0.59            0.13            0.15                --                   0.87
 Portfolio - High Yield Bond Fund
 RVST RiverSource(R) Variable               0.61            0.13            0.17                --                   0.91
 Portfolio - Income Opportunities Fund
 RVST RiverSource(R) Variable               0.58            0.13            0.15                --                   0.86
 Portfolio - Large Cap Equity Fund
 RVST RiverSource(R) Variable               0.58            0.13            0.15                --                   0.86
 Portfolio - Mid Cap Growth Fund
 RVST RiverSource(R) Variable               0.73            0.13            0.17                --               1.03(12)
 Portfolio - Mid Cap Value Fund
 RVST RiverSource(R) Variable               0.22            0.13            0.17                --               0.52(12)
 Portfolio - S&P 500 Index Fund
 RVST RiverSource(R) Variable               0.48            0.13            0.18                --                   0.79
 Portfolio - Short Duration U.S.
 Government Fund
 RVST Threadneedle(R) Variable              1.11            0.13            0.26                --                   1.50
 Portfolio - Emerging Markets Fund
 (previously RiverSource(R) Variable
 Portfolio - Emerging Markets Fund)
 RVST Threadneedle(R) Variable              0.69            0.13            0.19                --                   1.01
 Portfolio - International Opportunity
 Fund
 (previously RiverSource(R) Variable
 Portfolio - International Opportunity
 Fund)
 Van Kampen Life Investment Trust           0.56            0.25            0.03                --                   0.84
 Comstock Portfolio, Class II Shares
 Van Kampen UIF Global Real Estate          0.85            0.35            0.38                --               1.58(13)
 Portfolio, Class II Shares


--------------------------------------------------------------------------------

  10  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                          ACQUIRED FUND          GROSS TOTAL
                                         MANAGEMENT        12B-1           OTHER            FEES AND                ANNUAL
                                            FEES            FEES          EXPENSES         EXPENSES**              EXPENSES
 Van Kampen UIF Mid Cap Growth              0.75%           0.35%           0.35%               --%                  1.45%(13)
 Portfolio, Class II Shares
 Van Kampen UIF U.S. Real Estate            0.74            0.35            0.29                --                   1.38(13)
 Portfolio, Class II Shares
 Wanger International Small Cap             0.88              --            0.11                --                   0.99
 (effective June 1, 2008, the Fund
 will change its name to Wanger
 International)
 Wanger U.S. Smaller Companies              0.90              --            0.05                --                   0.95
 (effective June 1, 2008, the Fund
 will change its name to Wanger USA)



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.30% for AIM V.I. Capital Development Fund, Series II Shares, 1.32% for AIM V.I. Global Health Care Fund, Series II Shares, 1.32% for AIM V.I. International Growth Fund, Series II Shares and 1.27% for AIM V.I. Mid Cap Core Equity Fund, Series II Shares.


(2) The Fund's investment adviser has contractually agreed to waive 0.19% of the distribution (12b-1) fees until April 30, 2009. In addition, the Fund's investment adviser has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, (if any)) do not exceed 0.60% annually through April 30, 2009. If these waivers were reflected in the above table, net expenses would be 0.66%. There is no guarantee that these waivers and/or limitations will continue after April 30, 2009.


(3) The Distributor and/or the Advisor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.10% of the Fund's average daily net assets. If the waiver were reflected in the above table, net expenses would be 1.10%. The Advisor or the Distributor may modify or terminate these arrangements at any time.


(4) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio.


(5) The Dreyfus Corporation has agreed, until May 1, 2009, to waive receipt of its fees and/or assume the expenses of the portfolio so that the net expenses (subject to certain exclusions) do not exceed 0.90% for Dreyfus Investment Portfolios MidCap Stock Portfolio, Service Shares.


(6) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.85% for FTVIPT Franklin Rising Dividends Securities Fund - Class 2 and 1.00% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.


(7) The Investment Adviser has voluntarily agreed to reduce or limit "Other expenses" (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be terminated at any time at the option of the Investment Adviser. After expense reductions net expenses would be 0.71% for Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares.


(8) Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed 1.00%. These voluntary fee waivers and reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. After fee waivers and expense reimbursements net expenses would be 1.00%.


(9) MFS has agreed in writing to reduce its management fee to 0.65% for MFS Total Return Series annually on average daily net assets in excess of $3 billion and 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 1.05% for MFS Total Return Series - Service Class and 1.07% for MFS Utilities Series - Service Class. This written agreement will remain in effect until modified by the Fund's Board of Trustees.


(10) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.


(11) PIMCO has contractually agreed through Dec. 31, 2008, to reduce its advisory fee to the extent that the "Acquired fund fees and expenses" attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the acquired funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. After fee waivers and expense reimbursements, the net expenses would be 1.35%.


(12) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 0.98% for RVST RiverSource(R) Partners Variable
      Portfolio - Fundamental Value Fund, 1.03% for RVST RiverSource(R) Partners Variable Portfolio - Select Value Fund, 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund, 0.72% for RVST RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Mid Cap Value Fund and 0.51% for RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund.


(13) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursement, the net expenses incurred by investors including certain investment related expenses, was 1.40% for Van Kampen UIF Global Real Estate Portfolio, Class II Shares, 1.16% for Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares and 1.28% for Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares.


--------------------------------------------------------------------------------

             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   11

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

CURRENTLY OFFERED UNDER CONTRACT OPTION L


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds, offered on or after May 1, 2007. They assume that you select the MAV Death Benefit, the SecureSource - Joint Life Rider and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                          IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                             IF YOU WITHDRAW YOUR CONTRACT               OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                       AT THE END OF THE APPLICABLE TIME PERIOD:        AT THE END OF THE APPLICABLE TIME PERIOD:
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS         1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Contract Option L                     $1,430     $2,565     $3,068     $5,942           $630      $1,865     $3,068     $5,942


CURRENTLY OFFERED UNDER CONTRACT OPTION C


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds, offered on or after May 1, 2007. They assume that you select the MAV Death Benefit and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                          IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                             IF YOU WITHDRAW YOUR CONTRACT               OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                       AT THE END OF THE APPLICABLE TIME PERIOD:        AT THE END OF THE APPLICABLE TIME PERIOD:
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS         1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Contract Option C                      $450      $1,358     $2,274     $4,606           $450      $1,358     $2,274     $4,606


PREVIOUSLY OFFERED UNDER CONTRACT OPTION L & CONTRACT OPTION C


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds offered prior to May 1, 2007. They assume that you select the MAV Death Benefit, the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                          IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                             IF YOU WITHDRAW YOUR CONTRACT               OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                       AT THE END OF THE APPLICABLE TIME PERIOD:        AT THE END OF THE APPLICABLE TIME PERIOD:
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS         1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Contract Option L                     $1,460     $2,691     $3,335     $6,753           $660      $1,991     $3,335     $6,753
 Contract Option C                        671      2,020      3,380      6,826            671       2,020      3,380      6,826


ALL CONTRACTS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT OR
                                             IF YOU WITHDRAW YOUR CONTRACT               IF YOU SELECT AN ANNUITY PAYOUT PLAN AT
                                       AT THE END OF THE APPLICABLE TIME PERIOD:         THE END OF THE APPLICABLE TIME PERIOD:
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS         1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Contract Option L                     $1,028     $1,403     $1,204     $2,580           $228       $703      $1,204     $2,580
 Contract Option C                        238        734      1,255      2,683            238        734       1,255      2,683



(1) In these examples, the $40 contract administrative charge is estimated as a .004% charge for Option L and a .004% for Option C. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

--------------------------------------------------------------------------------

  12  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and the highest total annual variable expense combinations in Appendix M.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example,

--------------------------------------------------------------------------------

             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS 13 various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.


- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).

--------------------------------------------------------------------------------

  14  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

--------------------------------------------------------------------------------

             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   15

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
AIM V.I. Basic Value Fund,         N             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Series II Shares                                          at least 65% of its total assets in      Inc. adviser, advisory
                                                          equity securities of U.S. issuers that   entities affiliated
                                                          have market capitalizations of greater   with Invesco Aim
                                                          than $500 million and are believed to    Advisors, Inc.,
                                                          be undervalued in relation to            subadvisers.
                                                          long-term earning power or other
                                                          factors. The Fund may invest up to 25%
                                                          of its total assets in foreign
                                                          securities.
AIM V.I. Capital                   Y             Y        Growth of capital. Invests principally   Invesco Aim Advisors,
Appreciation Fund, Series II                              in common stocks of companies likely     Inc. adviser, advisory
Shares                                                    to benefit from new or innovative        entities affiliated
                                                          products, services or processes as       with Invesco Aim
                                                          well as those with above-average         Advisors, Inc.,
                                                          long-term growth and excellent           subadvisers.
                                                          prospects for future growth. The Fund
                                                          can invest up to 25% of its total
                                                          assets in foreign securities that
                                                          involve risks not associated with
                                                          investing solely in the United States.
AIM V.I. Capital Development       Y             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Fund, Series II Shares                                    primarily in securities (including       Inc. adviser, advisory
                                                          common stocks, convertible securities    entities affiliated
                                                          and bonds) of small-and medium-sized     with Invesco Aim
                                                          companies. The Fund may invest up to     Advisors, Inc.,
                                                          25% of its total assets in foreign       subadvisers.
                                                          securities.
AIM V.I. Global Health Care        Y             Y        Capital Growth. The Fund seeks to meet   Invesco Aim Advisors,
Fund, Series II Shares                                    its objective by investing, normally,    Inc. adviser, advisory
                                                          at least 80% of its assets in            entities affiliated
                                                          securities of health care industry       with Invesco Aim
                                                          companies. The Fund may invest up to     Advisors, Inc.,
                                                          20% of its total assets in companies     subadvisers.
                                                          located in developing countries, i.e.,
                                                          those countries that are in the
                                                          initial stages of their industrial
                                                          cycles. The Fund may also invest up to
                                                          5% of its total assets in
                                                          lower-quality debt securities, i.e.,
                                                          junk bonds.
AIM V.I. International             Y             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Growth Fund, Series II                                    primarily in a diversified portfolio     Inc. adviser, advisory
Shares                                                    of international equity securities,      entities affiliated
                                                          whose issuers are considered to have     with Invesco Aim
                                                          strong earnings momentum. The fund may   Advisors, Inc.,
                                                          invest up to 20% of its total assets     subadvisers.
                                                          in security issuers located in
                                                          developing countries and in securities
                                                          exchangeable for or convertible into
                                                          equity securities of foreign
                                                          companies.


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  16  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
AIM V.I. Mid Cap Core Equity       N             Y        Long-term growth of capital. Invests     Invesco Aim Advisors,
Fund, Series II Shares                                    normally at least 80% of its net         Inc. adviser, advisory
                                                          assets, plus the amount of any           entities affiliated
                                                          borrowings for investment purposes, in   with Invesco Aim
                                                          equity securities, including             Advisors, Inc.,
                                                          convertible securities, of medium        subadvisers.
                                                          sized companies. The fund may invest
                                                          up to 20% of its net assets in equity
                                                          securities of companies in other
                                                          market capitalization ranges or in
                                                          investment grade debt securities. The
                                                          fund may also invest up to 25% of its
                                                          total assets in foreign securities.
AllianceBernstein VPS              N             Y        Total return consistent with             AllianceBernstein L.P.
Balanced Shares Portfolio                                 reasonable risk, through a combination
(Class B)                                                 of income and longer- term growth of
                                                          capital. Invests primarily in U.S.
                                                          government and agency obligations,
                                                          bonds, fixed-income and equity
                                                          securities of non-U.S. issuers
                                                          (including short-and long-term debt
                                                          securities and preferred stocks to the
                                                          extent the Advisor deems best adapted
                                                          to the current economic and market out
                                                          look), and common stocks.
AllianceBernstein VPS Global       Y             Y        Long-term growth of capital. The Fund    AllianceBernstein L.P.
Technology Portfolio (Class                               invests at least 80% of its net assets
B)                                                        in securities of companies that use
                                                          technology extensively in the
                                                          development of new or improved
                                                          products or processes. Invests in a
                                                          global portfolio of securities of U.S.
                                                          and foreign companies selected for
                                                          their growth potential.
AllianceBernstein VPS Growth       Y             Y        Long-term growth of capital. Invests     AllianceBernstein L.P.
and Income Portfolio (Class                               primarily in the equity securities of
B)                                                        domestic companies that the Advisor
                                                          deems to be undervalued.
AllianceBernstein VPS              Y             Y        Long-term growth of capital. Invests     AllianceBernstein L.P.
International Value                                       primarily in a diversified portfolio
Portfolio (Class B)                                       of equity securities of established
                                                          companies selected from more than 40
                                                          industries and from more than 40
                                                          developed and emerging market
                                                          countries.
American Century VP                N             Y        Long-term total return. To protect       American Century
Inflation Protection, Class                               against U.S. inflation.                  Investment Management,
II                                                                                                 Inc.


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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   17

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
American Century VP Mid Cap        Y             Y        Long-term capital growth with income     American Century
Value, Class II                                           as a secondary objective. Long-term      Investment Management,
                                                          capital growth with income as            Inc.
                                                          secondary objective. Invests primarily
                                                          in stocks of companies that management
                                                          believes are undervalued at the time
                                                          of purchase. The fund will invest at
                                                          least 80% of its assets in securities
                                                          of companies whose market
                                                          capitalization at the time of purchase
                                                          is within the capitalization range of
                                                          the Russell 3000 Index, excluding the
                                                          largest 100 such companies.
American Century VP                Y             Y        Long-term capital growth. Analytical     American Century
Ultra(R), Class II                                        research tools and techniques are used   Investment Management,
                                                          to identify the stocks of larger-sized   Inc.
                                                          companies that appear to have the best
                                                          opportunity of sustaining long-term
                                                          above average growth.
American Century VP Value,         Y             Y        Long-term capital growth, with income    American Century
Class II                                                  as a secondary objective. Invests        Investment Management,
                                                          primarily in stocks of companies that    Inc.
                                                          management believes to be undervalued
                                                          at the time of purchase.
Columbia High Yield Fund,          Y             Y        Total return, consisting of a high       Columbia Management
Variable Series, Class B                                  level of income and capital              Advisors, LLC,
                                                          appreciation. Under normal               advisor; MacKay
                                                          circumstances, the Fund invests at       Shields LLC,
                                                          least 80% of net assets in domestic      subadviser.
                                                          and foreign corporate below investment
                                                          grade debt securities. These
                                                          securities generally will be, at the
                                                          time of purchase, rated BB or below by
                                                          Standard & Poor's Corporation (S&P) or
                                                          Fitch, rated "Ba" or below by Moody's,
                                                          or unrated but determined by the
                                                          Advisor to be of comparable quality.
                                                          The Fund invests primarily in domestic
                                                          corporate below investment grade
                                                          securities (including private
                                                          placements), U.S. dollar-denominated
                                                          foreign corporate below investment
                                                          grade securities (including private
                                                          placements), zero-coupon bonds and
                                                          U.S. Government obligations. The Fund
                                                          may invest up to 20% of net assets in
                                                          equity securities that may include
                                                          convertible securities. The Fund is
                                                          not managed to a specific duration.


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  18  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Columbia Marsico Growth            Y             Y        Long-term growth of capital. Under       Columbia Management
Fund, Variable Series, Class                              normal circumstances, the Fund invests   Advisors, LLC,
A                                                         primarily in equity securities of        adviser; Marsico
                                                          large-capitalization companies that      Capital Management,
                                                          have market capitalizations of $5        LLC, sub-adviser.
                                                          billion or more at the time of
                                                          purchase. The Fund generally holds a
                                                          core position of between 35 and 50
                                                          common stocks. It may hold up to 25%
                                                          of total assets in foreign securities,
                                                          including in emerging market
                                                          securities.
Columbia Marsico                   Y             Y        Long-term growth of capital. Under       Columbia Management
International Opportunities                               normal circumstances, the Fund invests   Advisors, LLC,
Fund, Variable Series, Class                              at least 65% of total assets in common   adviser; Marsico
B                                                         stocks of foreign companies. The Fund    Capital Management,
                                                          may invest in companies of any size      LLC, sub-adviser.
                                                          throughout the world that are selected
                                                          for their long-term growth potential.
                                                          The Fund normally invests in issuers
                                                          from at least three different
                                                          countries not including the United
                                                          States. The Fund may invest in common
                                                          stocks of companies operating in or
                                                          economically tied to emerging markets
                                                          countries. Some issuers or securities
                                                          in the Fund's portfolio may be based
                                                          in or economically tied to the United
                                                          States.
Columbia Small Cap Value           Y             Y        Long-term capital appreciation. Under    Columbia Management
Fund, Variable Series, Class                              normal circumstances, the Fund invests   Advisors, LLC
B                                                         at least 80% of net assets in equity
                                                          securities of companies that have
                                                          market capitalizations in the range of
                                                          companies in the Russell 2000 Index at
                                                          the time of purchase that the Advisor
                                                          believes are undervalued and have the
                                                          potential for long-term growth. The
                                                          Fund may invest up to 20% of total
                                                          assets in foreign securities. The Fund
                                                          may also invest in real estate
                                                          investment trusts.


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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   19

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Credit Suisse Trust -              Y             Y        Total Return. Invests in                 Credit Suisse Asset
Commodity Return Strategy                                 commodity-linked derivative              Management, LLC
Portfolio                                                 instruments backed and fixed- income
                                                          securities. The portfolio invests in
                                                          commodity-linked derivative
                                                          instruments, such as commodity-linked
                                                          notes, swap agreements, commodity
                                                          options, futures and options on
                                                          futures that provide exposure to the
                                                          investment returns of the commodities
                                                          markets without investing directly in
                                                          physical commodities. The portfolio
                                                          invests all of its assets in
                                                          commodity-linked derivative
                                                          instruments, such as structured notes
                                                          and swaps, and fixed-income
                                                          securities, subject to applicable IRS
                                                          limits. The portfolio may also gain
                                                          exposure to commodity markets by
                                                          investing in the Credit Suisse Cayman
                                                          Commodity Fund II, a wholly owned
                                                          subsidiary of the Portfolio formed in
                                                          the Cayman Island.
Dreyfus Investment                 N             Y        Investment results greater than the      The Dreyfus
Portfolios MidCap Stock                                   total return performance of publicly     Corporation
Portfolio, Service Shares                                 traded common stocks of medium-sized
                                                          domestic companies in the aggregate,
                                                          as represented by the Standard &
                                                          Poor's Midcap 400 Index. The portfolio
                                                          normally invests at least 80% of its
                                                          assets in stocks of mid-size
                                                          companies. The portfolio invests in
                                                          growth and value stocks, which are
                                                          chosen through a disciplined
                                                          investment process that combines
                                                          computer modeling techniques,
                                                          fundamental analysis and risk
                                                          management. Consistency of returns
                                                          compared to the S&P 400 is a primary
                                                          goal of the investment process. The
                                                          portfolio's stock investments may
                                                          include common stocks, preferred
                                                          stocks, convertible securities and
                                                          depository receipts, including those
                                                          issued in initial public offerings or
                                                          shortly thereafter.


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  20  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Dreyfus Variable Investment        N             Y        Long-term capital growth consistent      The Dreyfus
Fund Appreciation Portfolio,                              with the preservation of capital. Its    Corporation; Fayez
Service Shares                                            secondary goal is current income. To     Sarofim & Co.,
                                                          pursue these goals, the portfolio        sub-adviser.
                                                          normally invests at least 80% of its
                                                          assets in common stocks. The portfolio
                                                          focuses on "blue chip" companies with
                                                          total market capitalizations of more
                                                          than $5 billion at the time of
                                                          purchase, including multinational
                                                          companies. These established companies
                                                          have demonstrated sustained patterns
                                                          of profitability, strong balance
                                                          sheets, an expanding global presence
                                                          and the potential to achieve
                                                          predictable, above-average earnings
                                                          growth.
Dreyfus Variable Investment        Y             Y        Capital growth. To pursue this goal,     The Dreyfus
Fund International Equity                                 the portfolio primarily invests in       Corporation
Portfolio, Service Shares                                 growth stocks of foreign companies.
                                                          Normally, the portfolio invests at
                                                          least 80% of its assets in stocks,
                                                          including common stocks, preferred
                                                          stocks and convertible securities,
                                                          including those purchased in initial
                                                          public offering.
Dreyfus Variable Investment        Y             Y        Long-term capital growth. To pursue      The Dreyfus
Fund International Value                                  this goal, the portfolio normally        Corporation
Portfolio, Service Shares                                 invests at least 80% of its assets in
                                                          stocks. The portfolio ordinarily
                                                          invests most of its assets in
                                                          securities of foreign companies which
                                                          Dreyfus considers to be value
                                                          companies. The portfolio's stock
                                                          investments may include common stocks,
                                                          preferred stocks and convertible
                                                          securities, including those purchased
                                                          in initial public offerings or shortly
                                                          thereafter. The portfolio may invest
                                                          in companies of any size. The
                                                          portfolio may also invest in companies
                                                          located in emerging markets.


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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   21

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Eaton Vance VT Floating-Rate       Y             Y        High level of current income. The Fund   Eaton Vance Management
Income Fund                                               invests primarily in senior floating
                                                          rate loans ("Senior Loans"). Senior
                                                          Loans typically are of below
                                                          investment grade quality and have
                                                          below investment grade credit ratings,
                                                          which ratings are associated with
                                                          securities having high risk,
                                                          speculative characteristics. The Fund
                                                          invests at least 80% of its net assets
                                                          in income producing floating rate
                                                          loans and other floating rate debt
                                                          securities. The Fund may also purchase
                                                          investment grade fixed income debt
                                                          securities and money market
                                                          instruments. The Fund may invest up to
                                                          25% of its total assets in foreign
                                                          securities and may engage in certain
                                                          hedging transactions. The Fund may
                                                          purchase derivative instruments, such
                                                          as futures contracts and options
                                                          thereon, interest rate and credit
                                                          default swaps, credit linked notes and
                                                          currency hedging derivatives.
Fidelity(R) VIP                    Y             Y        Long-term capital appreciation.          Fidelity Management &
Contrafund(R) Portfolio                                   Normally invests primarily in common     Research Company
Service Class 2                                           stocks. Invests in securities of         (FMR), investment
                                                          companies whose value it believes is     manager; FMR U.K. and
                                                          not fully recognized by the public.      FMR Far East,
                                                          Invests in either "growth" stocks or     sub-advisers.
                                                          "value" stocks or both. The fund
                                                          invests in domestic and foreign
                                                          issuers.
Fidelity(R) VIP Growth             N             Y        Achieve capital appreciation. Normally   Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks.      Research Company
                                                          Invests in companies that it believes    (FMR), investment
                                                          have above-average growth potential      manager; FMR U.K., FMR
                                                          (stocks of these companies are often     Far East,
                                                          called "growth" stocks). The Fund        sub-advisers.
                                                          invests in domestic and foreign
                                                          issuers.
Fidelity(R) VIP Investment         Y             Y        High level of current income             Fidelity Management &
Grade Bond Portfolio Service                              consistent with the preservation of      Research Company
Class 2                                                   capital. Normally invests at least 80%   (FMR), investment
                                                          of assets in investment-grade debt       manager; FMR U.K., FMR
                                                          securities (those of medium and high     Far East,
                                                          quality) of all types and repurchase     sub-advisers.
                                                          agreements for those securities.
Fidelity(R) VIP Mid Cap            Y             Y        Long-term growth of capital. Normally    Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks.      Research Company
                                                          Normally invests at least 80% of         (FMR), investment
                                                          assets in securities of companies with   manager; FMR U.K., FMR
                                                          medium market capitalizations. May       Far East,
                                                          invest in companies with smaller or      sub-advisers.
                                                          larger market capitalizations. Invests
                                                          in domestic and foreign issuers. The
                                                          Fund invests in either "growth" or
                                                          "value" common stocks or both.


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  22  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Fidelity(R) VIP Overseas           Y             Y        Long-term growth of capital. Normally    Fidelity Management &
Portfolio Service Class 2                                 invests primarily in common stocks of    Research Company
                                                          foreign securities. Normally invests     (FMR), investment
                                                          at least 80% of assets in non-U.S.       manager; FMR U.K., FMR
                                                          securities.                              Far East, Fidelity
                                                                                                   International
                                                                                                   Investment Advisors
                                                                                                   (FIIA) and FIIA U.K.,
                                                                                                   sub-advisers.
FTVIPT Franklin Income             Y             Y        Maximize income while maintaining        Franklin Advisers,
Securities Fund - Class 2                                 prospects for capital appreciation.      Inc.
                                                          The Fund normally invests in both
                                                          equity and debt securities. The Fund
                                                          seeks income by investing in
                                                          corporate, foreign, and U.S. Treasury
                                                          bonds as well as stocks with dividend
                                                          yields the manager believes are
                                                          attractive.
FTVIPT Franklin Rising             N             Y        Long-term capital appreciation, with     Franklin Advisory
Dividends Securities                                      preservation of capital as an            Services, LLC
Fund - Class 2                                            important consideration. The Fund
                                                          normally invests at least 80% of its
                                                          net assets in investments of companies
                                                          that have paid rising dividends, and
                                                          normally invests predominantly in
                                                          equity securities.
FTVIPT Franklin Small-Mid          N             Y        Long-term capital growth. The Fund       Franklin Advisers,
Cap Growth Securities                                     normally invests at least 80% of its     Inc.
Fund - Class 2                                            net assets in investments of small
                                                          capitalization and mid capitalization
                                                          companies and normally invests
                                                          predominantly in equity securities.
FTVIPT Mutual Shares               N             Y        Capital appreciation, with income as a   Franklin Mutual
Securities Fund - Class 2                                 secondary goal. The Fund normally        Advisers, LLC
                                                          invests primarily in equity securities
                                                          of companies that the manager believes
                                                          are undervalued. The Fund also
                                                          invests, to a lesser extent in risk
                                                          arbitrage securities and distressed
                                                          companies.
FTVIPT Templeton Global            Y             Y        High current income consistent with      Franklin Advisers,
Income Securities Fund -                                  preservation of capital, with capital    Inc.
Class 2                                                   appreciation as a secondary
                                                          consideration. The Fund normally
                                                          invests mainly in debt securities of
                                                          governments and their political
                                                          subdivisions and agencies,
                                                          supranational organizations and
                                                          companies located anywhere in the
                                                          world, including emerging markets.


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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   23

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
FTVIPT Templeton Growth            Y             Y        Long-term capital growth. The Fund       Templeton Global
Securities Fund - Class 2                                 normally invests primarily in equity     Advisors Limited,
                                                          securities of companies located          adviser; Templeton
                                                          anywhere in the world, including those   Asset Management Ltd.,
                                                          in the U.S. and in emerging markets.     subadviser.
Goldman Sachs VIT Mid Cap          Y             Y        Long-term capital appreciation. The      Goldman Sachs Asset
Value Fund - Institutional                                Fund invests, under normal               Management, L.P.
Shares                                                    circumstances, at least 80% of its net
                                                          assets plus any borrowings for
                                                          investment purposes (measured at time
                                                          of purchase) ("Net Assets") in a
                                                          diversified portfolio of equity
                                                          investments in mid-cap issuers with
                                                          public stock market capitalizations
                                                          (based upon shares available for
                                                          trading on an unrestricted basis)
                                                          within the range of the market
                                                          capitalization of companies
                                                          constituting the Russell Midcap(R)
                                                          Value Index at the time of investment.
                                                          If the market capitalization of a
                                                          company held by the Fund moves outside
                                                          this range, the Fund may, but is not
                                                          required to, sell the securities. The
                                                          capitalization range of the Russell
                                                          Midcap(R) Value Index is currently
                                                          between $1.1 billion and $21 billion.
                                                          Although the Fund will invest
                                                          primarily in publicly traded U.S.
                                                          securities, it may invest up to 25% of
                                                          its Net Assets in foreign securities,
                                                          including securities of issuers in
                                                          countries with emerging markets or
                                                          economies ("emerging countries") and
                                                          securities quoted in foreign
                                                          currencies. The Fund may invest in the
                                                          aggregate up to 20% of its Net Assets
                                                          in companies with public stock market
                                                          capitalizations outside the range of
                                                          companies constituting the Russell
                                                          Midcap(R) Value Index at the time of
                                                          investment and in fixed-income
                                                          securities, such as government,
                                                          corporate and bank debt obligations.


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  24  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Goldman Sachs VIT Structured       Y             Y        Long-term growth of capital and          Goldman Sachs Asset
U.S. Equity                                               dividend income. The Fund invests,       Management, L.P.
Fund - Institutional Shares                               under normal circumstances, at least
                                                          80% of its net assets plus any
                                                          borrowings for investment purposes
                                                          (measured at the time of purchase)
                                                          ("Net Assets") in a diversified
                                                          portfolio of equity investments in
                                                          U.S. issuers, including foreign
                                                          companies that are traded in the
                                                          United States. However, it is
                                                          currently anticipated that, under
                                                          normal circumstances, the Fund will
                                                          invest at least 95% of its Net Assets
                                                          in such equity investments. The Fund's
                                                          investments are selected using a
                                                          variety of quantitative techniques,
                                                          derived from fundamental research
                                                          including but not limited to
                                                          valuation, momentum, profitability and
                                                          earnings quality, in seeking to
                                                          maximize the Fund's expected returns.
                                                          The Fund maintains risk, style,
                                                          capitalization and industry
                                                          characteristics similar to the S&P 500
                                                          Index. The S&P 500 Index is an index
                                                          of large-cap stocks designed to
                                                          reflect a broad representation of the
                                                          U.S. economy. The Fund seeks to
                                                          maximize expected return while
                                                          maintaining these and other
                                                          characteristics similar to the
                                                          benchmark. The Fund is not required to
                                                          limit its investments to securities in
                                                          the S&P 500 Index.
Janus Aspen Series Large Cap       Y             Y        Long-term growth of capital in a         Janus Capital
Growth Portfolio: Service                                 manner consistent with the               Management LLC
Shares                                                    preservation of capital. Invests under
                                                          normal circumstances at least 80% of
                                                          its net assets in common stocks of
                                                          large-sized companies. Large-sized
                                                          companies are those whose market
                                                          capitalization falls within the range
                                                          of companies in the Russell 1000(R)
                                                          Index at the time of purchase.
Legg Mason Partners Variable       Y             Y        Long-term growth of capital. Under       Legg Mason Partners
Small Cap Growth Portfolio,                               normal circumstances, the fund invests   Fund Advisor, LLC,
Class I                                                   at least 80% of its net assets in        adviser; ClearBridge
                                                          equity securities of companies with      Advisors, LLC,
                                                          small market capitalizations and         sub-adviser.
                                                          related investments.


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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   25

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
MFS(R) New Discovery               N             Y        Capital appreciation. Invests in         MFS Investment
Series - Service Class                                    stocks of companies MFS believes to      Management(R)
                                                          have above average earnings growth
                                                          potential compared to other companies
                                                          (growth companies). Growth companies
                                                          tend to have stock prices that are
                                                          high relative to their earnings,
                                                          dividends, book value, or other
                                                          financial measures. The Fund generally
                                                          focuses on companies with small
                                                          capitalizations.
MFS(R) Total Return                Y             Y        Total return. Invests primarily in       MFS Investment
Series - Service Class                                    equity and fixed income securities.      Management(R)
                                                          MFS invests between 40% and 75% of the
                                                          fund's net assets in equity securities
                                                          and at least 25% of the fund's total
                                                          assets in fixed-income senior
                                                          securities.
MFS(R) Utilities Series -          Y             Y        Total return. Normally invests at        MFS Investment
Service Class                                             least 80% of the fund's net assets in    Management(R)
                                                          securities of issuers in the utilities
                                                          industry. The Fund's assets may be
                                                          invested in companies of any size.
Oppenheimer Capital                Y             Y        Capital appreciation by investing in     OppenheimerFunds, Inc.
Appreciation Fund/VA,                                     securities of well-known, established
Service Shares                                            companies.
Oppenheimer Global                 Y             Y        Long-term capital appreciation.          OppenheimerFunds, Inc.
Securities Fund/VA, Service                               Invests mainly in common stocks of
Shares                                                    U.S. and foreign issuers that are
                                                          "growth-type" companies, cyclical
                                                          industries and special situations that
                                                          are considered to have appreciation
                                                          possibilities.
Oppenheimer Main Street            Y             Y        Capital appreciation. Invests mainly     OppenheimerFunds, Inc.
Small Cap Fund/VA, Service                                in common stocks of
Shares                                                    small-capitalization U.S. companies
                                                          that the fund's investment manager
                                                          believes have favorable business
                                                          trends or prospects.
Oppenheimer Strategic Bond         Y             Y        High level of current income             OppenheimerFunds, Inc.
Fund/VA, Service Shares                                   principally derived from interest on
                                                          debt securities. Invests mainly in
                                                          three market sectors: debt securities
                                                          of foreign governments and companies,
                                                          U.S. government securities and
                                                          lower-rated high yield securities of
                                                          U.S. and foreign companies.


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  26  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
PIMCO VIT All Asset                Y             Y        Maximum real return consistent with      Pacific Investment
Portfolio, Advisor Share                                  preservation of real capital and         Management Company LLC
Class                                                     prudent investment management period.
                                                          The Portfolio seeks to achieve its
                                                          investment objective by investing
                                                          under normal circumstances
                                                          substantially all of its assets in
                                                          Institutional Class shares of the
                                                          PIMCO Funds, an affiliated open-end
                                                          investment company, except the All
                                                          Asset and All Asset All Authority
                                                          Funds ("Underlying Funds"). Though it
                                                          is anticipated that the Portfolio will
                                                          not currently invest in the European
                                                          StocksPLUS(R) TR Strategy, Far East
                                                          (ex-Japan) StocksPLUS(R) TR Strategy,
                                                          Japanese StocksPLUS(R) TR Strategy,
                                                          StocksPLUS(R) Municipal-Backed and
                                                          StocksPLUS(R) TR Short Strategy Funds,
                                                          the Portfolio may invest in these
                                                          Funds in the future, without
                                                          shareholder approval, at the
                                                          discretion of the Portfolio's asset
                                                          allocation sub-adviser.
Putnam VT Health Sciences          N             Y        Capital appreciation. The fund pursues   Putnam Investment
Fund - Class IB Shares                                    its goal by investing mainly in common   Management, LLC
                                                          stocks of companies in the health
                                                          sciences industries, with a focus on
                                                          growth stocks. Under normal
                                                          circumstances, the fund invests at
                                                          least 80% of its net assets in
                                                          securities of (a) companies that
                                                          derive at least 50% of their assets,
                                                          revenues or profits from the
                                                          pharmaceutical, health care services,
                                                          applied research and development and
                                                          medical equipment and supplies
                                                          industries, or (b) companies Putnam
                                                          Management thinks have the potential
                                                          for growth as a result of their
                                                          particular products, technology,
                                                          patents or other market advantages in
                                                          the health sciences industries.
Putnam VT International            N             Y        Capital appreciation. The fund pursues   Putnam Investment
Equity Fund - Class IB                                    its goal by investing mainly in common   Management, LLC
Shares                                                    stocks of companies outside the United
                                                          States that Putnam Management believes
                                                          have favorable investment potential.
                                                          Under normal circumstances, the fund
                                                          invests at least 80% of its net assets
                                                          in equity investments.
Putnam VT Small Cap Value          N             Y        Capital appreciation. The fund pursues   Putnam Investment
Fund - Class IB Shares                                    its goal by investing mainly in common   Management, LLC
                                                          stocks of U.S. companies, with a focus
                                                          on value stocks. Under normal
                                                          circumstances, the fund invests at
                                                          least 80% of its net assets in small
                                                          companies of a size similar to those
                                                          in the Russell 2000 Value Index.


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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   27

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Putnam VT Vista Fund - Class       N             Y        Capital appreciation. The fund pursues   Putnam Investment
IB Shares                                                 its goal by investing mainly in common   Management, LLC
                                                          stocks of U.S. companies, with a focus
                                                          on growth stocks.
RVST RiverSource Partners          Y             Y        Long-term capital growth. The Fund's     RiverSource
Variable                                                  assets are primarily invested in         Investments, LLC,
Portfolio - Fundamental                                   equity securities of U.S. companies.     adviser; Davis
Value Fund                                                Under normal market conditions, the      Selected Advisers,
(previously RiverSource                                   Fund's assets will be invested           L.P., subadviser.
Variable Portfolio -                                      primarily in companies with market
Fundamental Value Fund)                                   capitalizations of at least $5 billion
                                                          at the time of the Fund's investment.
                                                          The Fund may invest up to 25% of its
                                                          net assets in foreign investments.
RVST RiverSource Partners          Y             Y        Long-term growth of capital. Invests     RiverSource
Variable Portfolio - Select                               primarily in equity securities of mid    Investments, LLC,
Value Fund                                                cap companies as well as companies       adviser; Systematic
(previously RiverSource                                   with larger and smaller market           Financial Management,
Variable Portfolio - Select                               capitalizations. The Fund considers      L.P. and WEDGE Capital
Value Fund)                                               mid-cap companies to be either those     Management L.L.P.,
                                                          with a market capitalization of up to    sub-advisers.
                                                          $15 billion or those whose market
                                                          capitalization falls within range of
                                                          the Russell Midcap(R) Value Index.
RVST RiverSource Partners          Y             Y        Long-term capital appreciation. Under    RiverSource
Variable Portfolio - Small                                normal market conditions, at least 80%   Investments, LLC,
Cap Value Fund                                            of the Fund's net assets will be         adviser; River Road
(previously RiverSource                                   invested in small cap companies with     Asset Management, LLC,
Variable Portfolio - Small                                market capitalization, at the time of    Donald Smith & Co.,
Cap Value Fund)                                           investment, of up to $2.5 billion or     Inc., Franklin
                                                          that fall within the range of the        Portfolio Associates
                                                          Russell 2000(R) Value Index. The Fund    LLC, Barrow, Hanley,
                                                          may invest up to 25% of its net assets   Mewhinney & Strauss,
                                                          in foreign investments.                  Inc. and Denver
                                                                                                   Investment Advisors
                                                                                                   LLC, subadvisers.
RVST RiverSource Variable          Y             Y        Maximum current income consistent with   RiverSource
Portfolio - Cash Management                               liquidity and stability of principal.    Investments, LLC
Fund                                                      Invests primarily in money market
                                                          instruments, such as marketable debt
                                                          obligations issued by corporations or
                                                          the U.S. government or its agencies,
                                                          bank certificates of deposit, bankers'
                                                          acceptances, letters of credit, and
                                                          commercial paper, including
                                                          asset-backed commercial paper.


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  28  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        High level of current income while       RiverSource
Portfolio - Diversified Bond                              attempting to conserve the value of      Investments, LLC
Fund                                                      the investment for the longest period
                                                          of time. Under normal market
                                                          conditions, the Fund invests at least
                                                          80% of its net assets in bonds and
                                                          other debt securities. At least 50% of
                                                          the Fund's net assets will be invested
                                                          in securities like those included in
                                                          the Lehman Brothers Aggregate Bond
                                                          Index (Index), which are investment
                                                          grade and denominated in U.S. dollars.
                                                          The Index includes securities issued
                                                          by the U.S. government, corporate
                                                          bonds, and mortgage-and asset-backed
                                                          securities. Although the Fund
                                                          emphasizes high- and medium-quality
                                                          debt securities, it will assume some
                                                          credit risk to achieve higher yield
                                                          and/or capital appreciation by buying
                                                          lower-quality (junk) bonds. The Fund
                                                          may invest up to 25% of its net assets
                                                          in foreign investments, which may
                                                          include instruments in emerging
                                                          markets.
RVST RiverSource Variable          Y             Y        High level of current income and, as a   RiverSource
Portfolio - Diversified                                   secondary goal, steady growth of         Investments, LLC
Equity Income Fund                                        capital. Under normal market
                                                          conditions, the Fund invests at least
                                                          80% of its net assets in
                                                          dividend-paying common and preferred
                                                          stocks. The Fund may invest up to 25%
                                                          of its net assets in foreign
                                                          investments.
RVST RiverSource Variable          Y             Y        Total return that exceeds the rate of    RiverSource
Portfolio - Global Inflation                              inflation over the long-term.            Investments, LLC
Protected Securities Fund                                 Non-diversified mutual fund that,
                                                          under normal market conditions,
                                                          invests at least 80% of its net assets
                                                          in inflation-protected debt
                                                          securities. These securities include
                                                          inflation-indexed bonds of varying
                                                          maturities issued by U.S. and foreign
                                                          governments, their agencies or
                                                          instrumentalities, and corporations.
RVST RiverSource Variable          Y             Y        Long-term capital growth. Invests        RiverSource
Portfolio - Growth Fund                                   primarily in common stocks and           Investments, LLC
                                                          securities convertible into common
                                                          stocks that appear to offer growth
                                                          opportunities. These growth
                                                          opportunities could result from new
                                                          management, market developments, or
                                                          technological superiority. The Fund
                                                          may invest up to 25% of its net assets
                                                          in foreign investments.


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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   29

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        High current income, with capital        RiverSource
Portfolio - High Yield Bond                               growth as a secondary objective. Under   Investments, LLC
Fund                                                      normal market conditions, the Fund
                                                          invests at least 80% of its net assets
                                                          in high-yield debt instruments
                                                          (commonly referred to as "junk")
                                                          including corporate debt securities as
                                                          well as bank loans rated below
                                                          investment grade by a nationally
                                                          recognized statistical rating
                                                          organization, or if unrated,
                                                          determined to be of comparable
                                                          quality. Up to 25% of the Fund may be
                                                          invested in high yield debt
                                                          instruments of foreign issuers.
RVST RiverSource Variable          Y             Y        High total return through current        RiverSource
Portfolio - Income                                        income and capital appreciation. Under   Investments, LLC
Opportunities Fund                                        normal market conditions, the Fund
                                                          invests primarily in income-producing
                                                          debt securities with an emphasis on
                                                          the higher rated segment of the
                                                          high-yield (junk bond) market. These
                                                          income-producing debt securities
                                                          include corporate debt securities as
                                                          well as bank loans. The Fund will
                                                          purchase only securities rated B or
                                                          above, or unrated securities believed
                                                          to be of the same quality. If a
                                                          security falls below a B rating, the
                                                          Fund may continue to hold the
                                                          security. Up to 25% of the Fund may be
                                                          in foreign investments.
RVST RiverSource Variable          Y             Y        Capital appreciation. Under normal       RiverSource
Portfolio - Large Cap Equity                              market conditions, the Fund invests at   Investments, LLC
Fund                                                      least 80% of its net assets in equity
                                                          securities of companies with market
                                                          capitalization greater than $5 billion
                                                          at the time of purchase. The Fund may
                                                          invest up to 25% of its net assets in
                                                          foreign investments.
RVST RiverSource Variable          N             Y        Growth of capital. Under normal market   RiverSource
Portfolio - Mid Cap Growth                                conditions, the Fund invests at least    Investments, LLC
Fund                                                      80% of its net assets at the time of
                                                          purchase in equity securities of mid
                                                          capitalization companies. The
                                                          investment manager defines mid-cap
                                                          companies as those whose market
                                                          capitalization (number of shares
                                                          outstanding multiplied by the share
                                                          price) falls within the range of the
                                                          Russell Midcap(R) Growth Index.


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  30  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
RVST RiverSource Variable          Y             Y        Long-term growth of capital. Under       RiverSource
Portfolio - Mid Cap Value                                 normal circumstances, the Fund invests   Investments, LLC
Fund                                                      at least 80% of its net assets
                                                          (including the amount of any
                                                          borrowings for investment purposes) in
                                                          equity securities of medium-sized
                                                          companies. Medium-sized companies are
                                                          those whose market capitalizations at
                                                          the time of purchase fall within the
                                                          range of the Russell Midcap(R) Value
                                                          Index. The Fund may invest up to 25%
                                                          of its net assets in foreign
                                                          investments.
RVST RiverSource Variable          Y             Y        Long-term capital appreciation. The      RiverSource
Portfolio - S&P 500 Index                                 Fund seeks to provide investment         Investments, LLC
Fund                                                      results that correspond to the total
                                                          return (the combination of
                                                          appreciation and income) of
                                                          large-capitalization stocks of U.S.
                                                          companies. The Fund invests in common
                                                          stocks included in the Standard &
                                                          Poor's 500 Composite Stock Price Index
                                                          (S&P 500). The S&P 500 is made up
                                                          primarily of large-capitalization
                                                          companies that represent a broad
                                                          spectrum of the U.S. economy.
RVST RiverSource Variable          Y             Y        High level of current income and         RiverSource
Portfolio - Short Duration                                safety of principal consistent with      Investments, LLC
U.S. Government Fund                                      investment in U.S. government and
                                                          government agency securities. Under
                                                          normal market conditions, at least 80%
                                                          of the Fund's net assets are invested
                                                          in securities issued or guaranteed as
                                                          to principal and interest by the U.S.
                                                          government, its agencies or
                                                          instrumentalities.
RVST Threadneedle Variable         Y             Y        Long-term capital growth. The Fund's     RiverSource
Portfolio - Emerging Markets                              assets are primarily invested in         Investments, LLC,
Fund (previously RiverSource                              equity securities of emerging market     adviser; Threadneedle
Variable Portfolio -                                      companies. Under normal market           International Limited,
Emerging Markets Fund)                                    conditions, at least 80% of the Fund's   an indirect wholly-
                                                          net assets will be invested in           owned subsidiary of
                                                          securities of companies that are         Ameriprise Financial,
                                                          located in emerging market countries,    sub-adviser.
                                                          or that earn 50% or more of their
                                                          total revenues from goods and services
                                                          produced in emerging market countries
                                                          or from sales made in emerging market
                                                          countries.
RVST Threadneedle Variable         Y             Y        Capital appreciation. Invests            RiverSource
Portfolio - International                                 primarily in equity securities of        Investments, LLC,
Opportunity Fund                                          foreign issuers that are believed to     adviser; Threadneedle
(previously RiverSource                                   offer strong growth potential. The       International Limited,
Variable Portfolio -                                      Fund may invest in developed and in      an indirect wholly-
International Opportunity                                 emerging markets.                        owned subsidiary of
Fund)                                                                                              Ameriprise Financial,
                                                                                                   sub-adviser.


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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   31

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Van Kampen Life Investment         Y             Y        Capital growth and income through        Van Kampen Asset
Trust Comstock Portfolio,                                 investments in equity securities,        Management
Class II Shares                                           including common stocks, preferred
                                                          stocks and securities convertible into
                                                          common and preferred stocks. The
                                                          Portfolio emphasizes value style of
                                                          investing seeking well-established,
                                                          undervalued companies believed by the
                                                          Portfolio's investment adviser to
                                                          posses the potential for capital
                                                          growth and income.
Van Kampen UIF Global Real         Y             Y        Current income and capital               Morgan Stanley
Estate Portfolio, Class II                                appreciation. Invests primarily in       Investment Management
Shares                                                    equity securities of companies in the    Inc., doing business
                                                          real estate industry located             as Van Kampen,
                                                          throughout the world, including real     adviser; Morgan
                                                          estate operating companies, real         Stanley Investment
                                                          estate investment trusts and similar     Management Limited and
                                                          entities established outside the U.S.    Morgan Stanley
                                                          (foreign real estate companies).         Investment Management
                                                                                                   Company, sub-advisers.
Van Kampen UIF Mid Cap             Y             Y        Long-term capital growth. Invests        Morgan Stanley
Growth Portfolio, Class II                                primarily in growth-oriented equity      Investment Management
Shares                                                    securities of U.S. mid cap companies     Inc., doing business
                                                          and foreign companies, including         as Van Kampen.
                                                          emerging market securities.
Van Kampen UIF U.S. Real           N             Y        Above-average current income and         Morgan Stanley
Estate Portfolio, Class II                                long-term capital appreciation by        Investment Management
Shares                                                    investing primarily in equity            Inc., doing business
                                                          securities of companies in the U.S.      as Van Kampen.
                                                          real estate industry, including real
                                                          estate investment trusts.
                                                          Non-diversified Portfolio that invests
                                                          primarily in equity securities of
                                                          companies in the U.S. real estate
                                                          industry, including real estate
                                                          investment trusts.


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  32  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                              AVAILABLE     AVAILABLE
                              UNDER         UNDER
                              CONTRACTS     CONTRACTS
                              PURCHASED     PURCHASED
                              ON OR AFTER   PRIOR TO
INVESTING IN                  MAY 1, 2007   MAY 1, 2007   INVESTMENT OBJECTIVE AND POLICIES        INVESTMENT ADVISER
Wanger International Small         Y             Y        Long-term growth of capital. Invests     Columbia Wanger Asset
Cap                                                       primarily in stocks of companies based   Management, L.P.
                                                          outside the U.S. with market
                                                          capitalizations of less than $5
                                                          billion at time of initial purchase.
Effective June 1, 2008, the                               Effective June 1, 2008:
Fund will change its name to                              Long-term growth of capital. Under
Wanger International.                                     normal market circumstances, the Fund
                                                          invests a majority of its net assets
                                                          in small- and mid-sized companies with
                                                          market capitalizations under $5
                                                          billion at the time of investment.
                                                          However, if the Fund's investments in
                                                          such companies represent less than a
                                                          majority of its net assets, the Fund
                                                          may continue to hold and to make
                                                          additional investments in an existing
                                                          company in its portfolio even if that
                                                          company's capitalization has grown to
                                                          exceed $5 billion. Except as noted
                                                          above, under normal market
                                                          circumstances, the Fund may invest in
                                                          other companies with market
                                                          capitalizations above $5 billion,
                                                          provided that immediately after that
                                                          investment a majority of its net
                                                          assets would be invested in companies
                                                          with market capitalizations under $5
                                                          billion.
Wanger U.S. Smaller                Y             Y        Long-term growth of capital. Invests     Columbia Wanger Asset
Companies                                                 primarily in stocks of small- and        Management, L.P.
                                                          medium-size U.S. companies with market
                                                          capitalizations of less than $5
                                                          billion at time of initial purchase.
Effective June 1, 2008, the                               Effective June 1, 2008:
Fund will change its name to                              Long-term growth of capital. Under
Wanger USA.                                               normal market circumstances, the Fund
                                                          invests a majority of its net assets
                                                          in small- and mid-sized companies with
                                                          market capitalizations under $5
                                                          billion at the time of investment.
                                                          However, if the Fund's investments in
                                                          such companies represent less than a
                                                          majority of its net assets, the Fund
                                                          may continue to hold and to make
                                                          additional investments in an existing
                                                          company in its portfolio even if that
                                                          company's capitalization has grown to
                                                          exceed $5 billion. Except as noted
                                                          above, under normal market
                                                          circumstances, the Fund may invest in
                                                          other companies with market
                                                          capitalizations above $5 billion,
                                                          provided that immediately after that
                                                          investment a majority of its net
                                                          assets would be invested in companies
                                                          with market capitalizations under $5
                                                          billion.


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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   33

THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.


Currently, unless an asset allocation program is in effect, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. The required minimum investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin.



Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.


The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:


- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;



- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;



- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and



- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.


In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the Guarantee Period (30 day rule). At all other times, and unless one of the exceptions to the 30 day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


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  34  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

- automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA will apply if you transfer to a new Portfolio Navigator model portfolio;

- amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

- reallocation of your contract value according to an updated Portfolio Navigator model portfolio;

- amounts withdrawn for fees and charges; or

- amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive


For examples, see Appendix A.


THE FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT

Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account.(1) The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Buying Your Contract" and "Making the Most of Your Contract -- Transfer policies").

(1) For Contract Option C, the one-year fixed account may not be available, or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.

DCA FIXED ACCOUNT

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   35

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

- for the DCA fixed account and the one-year fixed account;

- for the DCA fixed accounts with terms of differing length;

- for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account if available under your contract;

- for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

- for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;

- the Portfolio Navigator model portfolio in effect;

- if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

- to the Portfolio Navigator model portfolio then in effect;

- if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio, and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in a model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the model portfolio in effect, or if no model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the

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  36  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of Your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT


Your investment professional will help you complete and submit an application and send it along with your initial purchase payment to our corporate office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. You may buy Contract Option L or Contract Option C. Contract Option L has a four-year withdrawal charge schedule and optional living benefit riders. Contract Option C eliminates the per purchase payment withdrawal charge schedule in exchange for a higher mortality and expense risk fee; additionally, optional living benefit riders are not available under Contract Option C. Both contracts have the same underlying funds. As the owner, you have all rights and may receive all benefits under the contract.


You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available in your state):

- contract Option L or Option C;

- GPAs, the one-year fixed account (if included), the DCA fixed account and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- a beneficiary;

- the optional Portfolio Navigator asset allocation program(1); and

- one of the following Death Benefits:


  - ROP Death Benefit



  - MAV Death Benefit



  - 5% Accumulation Death Benefit(2)



  - Enhanced Death Benefit(2)


In addition, under Contract Option L(3) you may also select (if available in your state):

EITHER OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):


- Accumulation Protector Benefit rider



- SecureSource rider


Under both Contract Option L and Contract Option C, you may also select (if available in your state):

EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:


- Benefit Protector Death Benefit rider(4)



- Benefit Protector Plus Death Benefit rider(4)



(1)  There is no additional charge for this feature.


(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.

(3) Living benefit riders were available on Contract Option C prior to May 1, 2007.

(4) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit riders.


This contract provides for allocations of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account and/or to the subaccounts in even 1% increments subject to the required $1,000 required minimum investment for the GPAs. For Contract Option L, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   37

If your application is complete, we will process it and apply your purchase payment to the GPAs, the one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we receive it at our corporate office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 90th(1) birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)



If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.


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  38  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM INITIAL PURCHASE PAYMENT

  $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

  $50 for SIPs

  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*:

  $1,000,000


* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the SecureSource rider, the Guarantor Withdrawal Benefit for Life or the Guarantor Withdrawal Benefit. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.


HOW TO MAKE PURCHASE PAYMENTS


 1 BY LETTER


Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474


 2 BY SIP


Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES


CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.


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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   39

The contract (either Option L or Option C) and the death benefit guarantee you select determines the mortality and expense risk fee you pay:

                                                                CONTRACT OPTION L                       CONTRACT OPTION C
 ROP Death Benefit                                                    1.55%                                   1.65%
 MAV Death Benefit                                                    1.75                                    1.85
 5% Accumulation Death Benefit                                        1.90                                    2.00
 Enhanced Death Benefit                                               1.95                                    2.05


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L will cover sales and distribution expenses.

WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Contract Option C has no purchase payment withdrawal charge schedule but carries a higher mortality and expense risk fee than contract Option L.

If you select contract Option L and you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge schedule applies to each purchase payment you make. The withdrawal schedule charge lasts for four years (see "Expense Summary").


You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your Contract Option L includes the SecureSource rider, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:



CONTRACT OPTION L WITHOUT SECURESOURCE RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER OR THE GUARANTOR WITHDRAWAL BENEFIT RIDER


The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary(1); or

- current contract earnings.


CONTRACT OPTION L WITH SECURESOURCE RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.


CONTRACT OPTION L WITH GUARANTOR WITHDRAWAL BENEFIT RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the Remaining Benefit Payment.

(1) We consider your initial purchase payment to be the prior contract anniversary's contract value during the first contract year.

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  40  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract Option L, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 4-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select contract Option L, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the fourth year after it is made is 6%. At the beginning of the fifth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.


Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.


For an example, see Appendix B.

WAIVER OF WITHDRAWAL CHARGES FOR CONTRACT OPTION L

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


- if you elected the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;



- if you elected the Guarantor Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

- contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge. This exception also applies to contract Option C.)

- withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period; and

- death benefits.

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   41

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.



WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal under this annuity payout plan we impose a withdrawal charge whether you have Contract Option L or Contract Option C. This charge will vary based on your contract option and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


OPTIONAL LIVING BENEFIT CHARGES -- CURRENTLY OFFERED UNDER CONTRACT OPTION L(1)



ACCUMULATION PROTECTOR BENEFIT RIDER FEE


We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently, the Accumulation Protector Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit rider charge will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the spousal continuation step up after we have exercised our right to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect. We reserve the right to restart the waiting period whenever you elect to change your model portfolio to one that causes the rider charge to increase.

The fee does not apply after annuity payouts begin.

(1) Effective May 1, 2007, optional living benefits are not available on Contract Option C.

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  42  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

SECURESOURCE RIDER FEE


We charge an annual fee based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:


- SecureSource - Single Life rider, 0.65%;



- SecureSource - Joint Life rider, 0.85%.


We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the SecureSource rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.



Currently the SecureSource rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The SecureSource -- Single Life rider charge will not exceed a maximum charge of 1.50%. The SecureSource -- Joint Life rider charge will not exceed a maximum charge of 1.75%.



We will not change the SecureSource rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE


We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value.


Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA or the Annual Lifetime Payment (ALP) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit for Life rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor Withdrawal Benefit for Life rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life rider charge will not change until the end of the waiting period, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the elective annual step up;


(b) you choose elective spousal continuation step up after we have exercised our rights to increase the rider charge;

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   43

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


OPTIONAL LIVING BENEFIT CHARGES -- PREVIOUSLY OFFERED UNDER CONTRACT OPTION L AND CONTRACT OPTION C



GUARANTOR WITHDRAWAL BENEFIT RIDER FEE(1)



THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B UNLESS OTHERWISE NOTED.


We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor Withdrawal Benefit rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor Withdrawal Benefit rider charge will not change until the third contract anniversary, when it will change to the charge that was in effect on the valuation date we received your last written request to exercise the elective step up;


(b) you choose the elective spousal continuation step up under Rider A after we have exercised our right to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.


The fee does not apply after annuity payouts begin.



(1) See disclosure in Appendix K.



INCOME ASSURER BENEFIT RIDER FEE



We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge of the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider


--------------------------------------------------------------------------------

  44 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS options available under your contract (see "Optional Benefits -- Income Assurer Benefit Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider(1) is as follows:



                                                                MAXIMUM                       CURRENT
 Income Assurer Benefit - MAV                                    1.50%                         0.30%(1)
 Income Assurer Benefit - 5% Accumulation Benefit Base           1.75                          0.60(1)
 Income Assurer Benefit - Greater of MAV or 5% Accumulation
 Benefit Base                                                    2.00                          0.65(1)



(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer
     Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.



We deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently the Income Assurer Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit rider charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge and/or charge a separate charge for each model. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.



For an example of how each Income Assurer Benefit fee is calculated, see Appendix L.



OPTIONAL DEATH BENEFIT CHARGES -- CURRENTLY OFFERED



BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS

We value the amounts you allocated to the GPAs directly in dollars. The value of a GPA equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs;

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   45

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - SecureSource rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT IF AVAILABLE UNDER YOUR CONTRACT, AND THE DCA FIXED ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

- the sum of your purchase payments allocated to the one-year fixed account (if included) and the DCA fixed account, and transfer amounts to the one-year fixed account (if included);

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges for Contract Option L) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - SecureSource rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

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  46  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

- the contract administrative charge; and


- the fee for any of the following optional benefits you have selected:



  - Accumulation Protector Benefit rider;



  - SecureSource rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   47

HOW DOLLAR-COST AVERAGING WORKS


                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is
low...                        ARROW

                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high.         ARROW
                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Portfolio Navigator Asset Allocation Program" below and "Appendix I -- Asset Allocation Program for Contracts Purchased Before May 1, 2006").

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described in Appendix I for owners of all contracts purchased on or after May 1, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.


The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased on or after May 1, 2006 includes an optional Accumulation Protector Benefit rider, SecureSource rider, Guarantor Withdrawal Benefit for Life rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit

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  48  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

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rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.


SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at or before the time they enroll in the PN program.


Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.


We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflict of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICT OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Series Trust funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Series Trust funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Series Trust funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Series Trust funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may believe that certain RiverSource Variable Series Trust funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.


RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   49
influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

- no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.


In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit rider, SecureSource rider, Guarantor Withdrawal Benefit for Life rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider and you make such a change (other than a scheduled periodic

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  50  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
reallocation), we may charge you a higher fee for your rider. If your contract includes the SecureSource rider, we reserve the right to limit the number of model portfolio changes if required to comply with the written instructions of a Fund (see "Market Timing"). If your contract includes the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.


We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

- cancel required participation in the program after 30 days written notice;

- substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

- discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


The investment advisory agreement will terminate automatically in the event that we are notified of a death which results in a death benefit becoming payable under the contract. In this case, your investment advisory relationship with RiverSource Investments and the notification of future reassessments will cease, but prior instructions provided by you in connection with your participation in the PN program will continue (e.g., rebalancing instructions provided to insurer).


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT RIDER, SECURESOURCE RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER, GUARANTOR WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT RIDER



If you purchase the optional Accumulation Protector Benefit rider, the optional SecureSource rider, the optional Guarantor Withdrawal Benefit for Life rider, the optional Guarantor Withdrawal Benefit rider or the optional Income Assurer Benefit rider, you are required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.


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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   51

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- SECURESOURCE RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER: In those states where the SecureSource rider is not available, you may purchase the Guarantor Withdrawal Benefit for Life rider if available in your state; see disclosure in Appendix K. The SecureSource rider and the Guarantor Withdrawal Benefit for Life rider require that your contract value be invested in one of the model portfolios for the life of the rider. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select. Because you cannot terminate the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE SECURESOURCE RIDER OR THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- GUARANTOR WITHDRAWAL BENEFIT RIDER: In those states where the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider is not available, you may purchase the Guarantor Withdrawal Benefit rider; see disclosure in Appendix L. Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT RIDER: You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate you contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT RIDER IS IN EFFECT.


OPTIONAL PN PROGRAM


If you do not select the optional Accumulation Protector Benefit rider, the optional SecureSource rider, the optional Guarantor Withdrawal Benefit for Life rider, the optional Guarantor Withdrawal Benefit rider or the optional Income Assurer Benefit rider with your contract, you may elect to participate in the PN program.



You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.



You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. Your participation in the PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.


TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

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  52  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account (if included) at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from the one-year fixed account (if included) to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. The amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value. For Contract Option L, transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. For Contract Option C, transfers out of the one-year fixed account may not be available or may be significantly limited. See your contract for the actual terms of the one-year fixed account you purchased. For both Contract Option L and Contract Option C, we reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

- Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and the DCA fixed account.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   53

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

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  54  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL


 1 BY LETTER



Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:



RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474


MINIMUM AMOUNT


Transfers or withdrawals:  $500 or entire account balance


MAXIMUM AMOUNT


Transfers or withdrawals:  Contract value or entire account balance


* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.


 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS


Your investment professional can help you set up automated transfers or among your subaccounts, the one-year fixed account or GPAs or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA Fixed Account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT


Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually



 3 BY PHONE


Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT


Transfers or withdrawals:  $500 or entire account balance


MAXIMUM AMOUNT


Transfers:                 Contract value or entire account balance
Withdrawals:              $25,000


We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.
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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   55

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")



Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").


In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise.(1) After executing a partial withdrawal, the value in the one-year fixed account and each GPA and subaccount must be either zero or at least $50.


(1) If you elected a SecureSource rider, you do not have the option to request from which account to withdraw.


RECEIVING PAYMENT

By regular or express mail:

- payable to owner;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:


  - the withdrawal amount includes a purchase payment check that has not cleared;



  - the NYSE is closed, except for normal holiday and weekend closings;



  - trading on the NYSE is restricted, according to SEC rules;



  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or



  - the SEC permits us to delay payment for the protection of security holders.



TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

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  56  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:


  - you are at least age 59 1/2;



  - you are disabled as defined in the Code;



  - you severed employment with the employer who purchased the contract;



  - the distribution is because of your death;



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit and/or Benefit Protector Plus, the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

- ROP Death Benefit;

- MAV Death Benefit;

- 5% Accumulation Death Benefit;

- Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   57

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

  ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV       =   PW X DB
    DEATH BENEFITS)                                                  ------------
                                                                     CV


  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  DB = the death benefit on the date of (but prior to) the partial withdrawal

  CV = contract value on the date of (but prior to) the partial withdrawal

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: This is the sum of the value of your GPAs, one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

- minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.


Thereafter, we continue to add subsequent amounts allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

  5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR ADJUSTED       =   PWT X VAF
    PARTIAL WITHDRAWALS                                              ---------------
                                                                     SV



  PWT   =   the amount transferred from the subaccounts or DCA fixed
            account or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the
            subaccounts or DCA fixed account.
  VAF   =   variable account floor on the date of (but prior to) the
            transfer or partial withdrawal.
  SV    =   value of the subaccounts and DCA fixed account on the date of (but prior to) the transfer of partial withdrawal.


The amount of purchase payment withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payment in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the Variable Account Floor is 200% of the sum of the purchase payments allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.


NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit 5% variable account floor.



RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT


The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1. contract value; or

2. total purchase payments minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE

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  58  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix C.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The SecureSource - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit, the SecureSource - Single Life, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   59
  spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The
  SecureSource - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit, the SecureSource - Single Life, the Guarantor Withdrawal Benefit for Life or the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


Additionally, the optional SecureSource rider, if selected, will terminate.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS -- CURRENTLY OFFERED UNDER CONTRACT OPTION L(1)


ACCUMULATION PROTECTOR BENEFIT RIDER



The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:



ON THE BENEFIT DATE, IF:                         THEN YOUR ACCUMULATION PROTECTOR BENEFIT RIDER BENEFIT IS:
The Minimum Contract Accumulation Value          The contract value is increased on the benefit date to
(defined below) as determined under the          equal the Minimum Contract Accumulation Value as
Accumulation Protector Benefit rider is          determined under the Accumulation Protector Benefit rider
greater than your contract value,                on the benefit date.
The contract value is equal to or greater than   Zero; in this case, the Accumulation Protector Benefit
the Minimum Contract Accumulation Value as       rider ends without value and no benefit is payable.
determined under the Accumulation Protector
Benefit rider,


(1) Effective May 1, 2007, optional living benefits are not available under Contract Option C.


If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.



If this rider is available in your state, you may elect the Accumulation Protector Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it, except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit rider may not be purchased with the optional SecureSource, the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit riders. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit rider may not be available in all states.


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  60  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

You should consider whether an Accumulation Protector Benefit rider is appropriate for you because:


- you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix I: Asset Allocation Program for Contracts Purchased Prior to May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts and GPAs (if included) and one-year fixed account (if included) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, one-year fixed account (if included) and GPAs that are available under the contract to contract owners who do not elect this rider;


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;



- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial withdrawals, including those you take to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;



- if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;



- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step up Option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and



- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit rider charge to increase (see "Charges").



Be sure to discuss with your investment professional whether a Accumulation Protector Benefit rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:


BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.


MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.


ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

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The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.


When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit(SM) rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.


The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION


If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.


TERMINATING THE RIDER

The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:


  - you take a full withdrawal; or



  - annuitization begins; or



  - the contract terminates as a result of the death benefit being paid.


  The rider will terminate on the benefit date.

For an example, see Appendix D.


SECURESOURCE RIDERS



There are two optional SecureSource riders available under your contract:



- SecureSource - Single Life; or



- SecureSource - Joint Life.



The information in this section applies to both SecureSource riders, unless otherwise noted.



The SecureSource - Single Life rider covers one person. The SecureSource - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.



The SecureSource rider is an optional benefit that you may select for an additional annual charge if(1):



- you purchase your contract on or after May 1, 2007; and



- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or


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  62  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

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- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.



(1) The SecureSource rider is not available under an inherited qualified annuity.



The SecureSource rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:



- SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.



- JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below), even if the contract value is zero.


Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.


The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:


(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment
    (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:


- SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);



- JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).


Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only:
Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

- SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

- JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).


Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:


- Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   63

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If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

- SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

- JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.


You should consider whether a SecureSource rider is appropriate for you because:


- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

     (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

     (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

     JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

     (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

     (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).

     Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

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  64  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

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  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program.") You may make two elective model portfolio changes per contract year; we reserve the right to limit elective model portfolio changes if required to comply with the written instructions of a fund (see "Market Timing").

You can allocate your contract value to any available model portfolio during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio to any available model portfolio.

Immediately following a withdrawal your contract value will be reallocated to the target model portfolio as shown in your contract if your current model portfolio is more aggressive than the target model portfolio. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target model portfolio is currently the Moderate model. We reserve the right to change the target model portfolio to a model portfolio that is more aggressive than the current target model portfolio after 30 days written notice.

After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio to the target model portfolio or any model portfolio that is more conservative than the target model portfolio without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to a model portfolio that is more aggressive than the target model portfolio, your rider benefit will be reset as follows:

(a) the total GBA will be reset to the lesser of its current value or the contract value; and

(b) the total RBA will be reset to the lesser of its current value or the contract value; and


(c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and



(d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and



(e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and



(f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.


You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.


- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Protector Benefit rider.



- NON-CANCELABLE: Once elected, the SecureSource rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).



- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.



  If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.


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- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.


- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.


You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.



- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, a SecureSource rider may be of limited value to you.



KEY TERMS AND PROVISIONS OF THE SECURESOURCE RIDER ARE DESCRIBED BELOW:


WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.


- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

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GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:


(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and


(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:


- At contract issue -- the RBA is equal to the initial purchase payment.



- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.


- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.


  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:


- At contract issue -- the GBP is established as 7% of the GBA value.



- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.



- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

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- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:


- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.



- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.



- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.



- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).



- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.



- When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.


SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application and as shown in the contract for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):


- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.


- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.

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  68  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

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The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:


- SINGLE LIFE: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.


- JOINT LIFE: The ALP is established as 6% of the total RBA on the earliest of the following dates:

  (a) the rider effective date if the younger covered spouse has already reached age 65.


  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.


  (c) upon the first death of a covered spouse, then

     (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

     (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or


     (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.


  (d) Following dissolution of marriage of the covered spouses,


     (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or



     (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.



- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.



- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).


- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

- The RALP is established at the same time as the ALP, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.


- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.


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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   69

- At the beginning of any other contract year -- the RALP is set equal to ALP.



- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the purchase payment amount.



- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).



- When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.


REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and the RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

- The annual step up is effective on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the annual step up will not be available until the end of the waiting period.

- On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

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  70  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

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- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH:


SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource - Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:


- The GBA, RBA and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.


- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.



- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.



- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.



- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.


Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.


JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource - Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.


SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   71

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:


1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:


   (a) receive the remaining schedule of GBPs until the RBA equals zero; or


   (b) SINGLE LIFE: wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or



   (c) JOINT LIFE: wait until the rider anniversary on/following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.



We will notify you of this option. If no election is made, the ALP will be paid.


2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

   (a) the remaining schedule of GBPs until the RBA equals zero; or

   (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or.


   (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.



We will notify you of this option. If no election is made, the ALP will be paid.



3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.



4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:


- SINGLE LIFE: covered person;

- JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.


The SecureSource rider and the contract will terminate under either of the following two scenarios:


- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:

SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

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  72  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

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- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or
3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:


SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the GBA, RBA, GBP, RBP values will remain unchanged. If the covered person changes due to the ownership change, the ALP and RALP will be reset as follows:



- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.



- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.



- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.



- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.


Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource(SM) rider.

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   73

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION


The SecureSource rider cannot be terminated either by you or us except as follows:


1. SINGLE LIFE: After the death benefit is payable the rider will terminate if:

  (a) any one other than your spouse continues the contract, or

  (b) your spouse does not use the spousal continuation provision of the contract to the continue the contract.

2. JOINT LIFE: After the death benefit is payable the rider will terminate if:

  (a) any one other than a covered spouse continues the contract, or

  (b) a covered spouse does not use the spousal continuation provision of the contract to the continue the contract.

3. Annuity payouts under an annuity payout plan will terminate the rider.

4. Termination of the contract for any reason will terminate the rider.

OPTIONAL LIVING BENEFITS -- PREVIOUSLY OFFERED UNDER CONTRACT OPTION L AND CONTRACT OPTION C

If you bought a contract before May 1, 2007 with an optional living benefit, please use the following table to review the disclosure that applies to the optional living benefit rider you purchased. If you are uncertain as to which optional living benefit rider you purchased, ask your investment professional, or contact us at the telephone number or address shown on the first page of this prospectus.


IF YOU PURCHASED              AND YOU SELECTED ONE OF THE              DISCLOSURE FOR THIS BENEFIT MAY BE
A CONTRACT(1)...              FOLLOWING OPTIONAL LIVING BENEFITS...    FOUND IN THE FOLLOWING APPENDIX:
Before April 29, 2005         Guarantor Withdrawal Benefit ("Rider     Appendix L
                              B")
April 29, 2005 - April 30,    Guarantor Withdrawal Benefit ("Rider     Appendix L
2006                          A")
May 1, 2006 - April 30,       Guarantor Withdrawal Benefit for Life    Appendix K
2007
Before May 1, 2007            Income Assurer Benefit                   Appendix M


(1) These dates are approximate and will vary by state; your actual contract and any riders are the controlling documents. If you are uncertain which rider you have, please contact your investment professional or us.

OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)



The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.


Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by

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  74  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.



The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the applicable death benefit, plus:


- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.


EARNINGS AT DEATH: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.



TERMINATING THE BENEFIT PROTECTOR


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.


For an example, see Appendix G.


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)



The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through a transfer, exchange, or rollover. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.



The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the benefits payable under the Benefit Protector described above, plus


- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:


                 PERCENTAGE IF YOU AND THE ANNUITANT ARE      PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   AGE 70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                        0%                                            0%
 Three and Four                    10%                                         3.75%
 Five or more                      20%                                          7.5%


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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   75

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


- the ROP death benefit (see "Benefits in Case of Death") plus:

CONTRACT                      IF YOU AND THE ANNUITANT ARE UNDER
YEAR                    AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             40% X earnings at death (see above)
 Three & Four    40% X (earnings at death + 25% of initial purchase payment*)
 Five or more    40% X (earnings at death + 50% of initial purchase payment*)

CONTRACT                      IF YOU OR THE ANNUITANT ARE AGE 70
YEAR                   OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             15% X earnings at death
 Three & Four    15% X (earnings at death + 25% of initial purchase payment*)
 Five or more    15% X (earnings at death + 50% of initial purchase payment*)


* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


TERMINATING THE BENEFIT PROTECTOR PLUS


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix H.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the subaccounts to provide variable annuity payouts. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

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  76  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS


You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.



- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.



- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.



- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.


- PLAN D


  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.



  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.



- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will vary between 6.55% and 8.15% depending on the applicable contract option and the applicable assumed investment rate. (See
  "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").



- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE SECURESOURCE, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE OR GUARANTOR WITHDRAWAL BENEFIT RIDERS): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- SecureSource Riders", "Appendix J: Guarantor Withdrawal Benefit for Life Rider" or "Appendix K: Guarantor Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   77
regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


TAXES



Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a nonresident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


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  78  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

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DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   79

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or foil surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a nonresident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;



- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401 (a) plans only); or to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's


--------------------------------------------------------------------------------

  80 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.


We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).


In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   81

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT


- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.


- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

PAYMENTS WE MAKE TO SELLING FIRMS


- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 4.0% each time a purchase payment is made for contract Option L and 1% for contract Option C. We may also pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.


- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for both contract options offered for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");


- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");


- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and,

- fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

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  82  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS

RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information

--------------------------------------------------------------------------------

             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   83
statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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  84  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                                   APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE


APPENDIX NAME                                           PAGE #   CROSS-REFERENCE                                           PAGE #
 Appendix A: Example -- Market Value Adjustment (MVA)   p. 86    Guarantee Period Accounts (GPAs)                           p. 34
 Appendix B: Example -- Withdrawal Charges for                   Charges -- Withdrawal Charges
 Contract Option L                                      p. 88                                                               p. 40
 Appendix C: Example -- Death Benefits                  p. 93    Benefits in Case of Death                                  p. 57
 Appendix D: Example -- Accumulation Protector Benefit           Optional Benefits -- Accumulation Protector Benefit
 Rider                                                  p. 96    Rider                                                      p. 60
 Appendix E: Example -- SecureSource Riders             p. 98    Optional Benefits -- SecureSource Riders                   p. 62
 Appendix F: SecureSource Riders -- Additional RMD               Optional Benefits -- SecureSource Riders
 Disclosure                                             p. 102                                                              p. 62
 Appendix G: Example -- Benefit Protector Death                  Optional Benefits -- Benefit Protector Death Benefit
 Benefit Rider                                          p. 104   Rider                                                      p. 74
 Appendix H: Example -- Benefit Protector Plus Death             Optional Benefits -- Benefit Protector Plus Death
 Benefit Rider                                          p. 106   Benefit Rider                                              p. 75
 Appendix I: Asset Allocation Program for Contracts
 Purchased Before May 1, 2006                           p. 108
 Appendix J: Guarantor Withdrawal Benefit for Life               N/A
 Rider Disclosure                                       p. 109
 Appendix K: Guarantor Withdrawal Benefit Rider                  N/A
 Disclosure                                             p. 121
 Appendix L: Example -- Income Assurer Benefit Riders            N/A
 Disclosure                                             p. 129
 Appendix M: Condensed Financial Information                     Condensed Financial Information (Unaudited)
 (Unaudited)                                            p. 138                                                              p. 13


The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices C through E and J through L include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   85

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:


                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(N/12)  - 1] = MVA
                                    1 + J + .001


      Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:


                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001


In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:


                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001


In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you
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  86  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
requested after we apply the MVA (and any applicable withdrawal charge under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   87

APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES FOR CONTRACT OPTION L

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling:

   - up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor(SM) Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


   - up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the SecureSource rider or the Guarantor Withdrawal Benefit for Life rider, and the greater of your RALP and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:


       PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)


If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for Contract Option L with a four-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

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  88  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- FOUR-YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a four-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment; and



- You withdraw the contract for its total value during the fourth contract year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:
                                 Contract value just prior to withdrawal:       $60,000.00           $40,000.00
                                     Contract value on prior anniversary:        58,000.00            42,000.00

STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                            Contract value just prior to withdrawal (CV):        60,000.00            40,000.00
             Less purchase payments received and not previously withdrawn
                                                                 (PPNPW):        50,000.00            50,000.00
                                                                                ----------           ----------
                        Earnings in the contact (but not less than zero):        10,000.00                 0.00

STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:        10,000.00                 0.00
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                ----------           ----------
                                            TFA (but not less than zero):        10,000.00             4,200.00

STEP 3.  Now we can determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                Contract value withdrawn:        60,000.00            40,000.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            ACV (but not less than zero):        50,000.00            40,000.00

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            XSF (but not less than zero):             0.00             4,200.00

STEP 5.  Now we can determine how much of the PPNPW is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)
                                                        XSF from Step 4 =             0.00             4,200.00
                                                        ACV from Step 3 =        50,000.00            40,000.00
                                                         CV from Step 1 =        60,000.00            40,000.00
                                                        TFA from Step 2 =        10,000.00             4,200.00
                                                      PPNPW from Step 1 =        50,000.00            50,000.00
                                                                                ----------           ----------
                                                                    PPW =        50,000.00            50,000.00


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             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   89

                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
STEP 6.  We then calculate the withdrawal charge as a percentage of PPW.
         Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                     PPW:       $50,000.00           $50,000.00
                                                                less XSF:             0.00             4,200.00
                                                                                ----------           ----------
                            amount of PPW subject to a withdrawal charge:        50,000.00            45,800.00
                                multiplied by the withdrawal charge rate:           X 6.0%               X 6.0%
                                                                                ----------           ----------
                                                       withdrawal charge:         3,000.00             2,748.00

STEP 7.  The dollar amount you will receive as a result of your full withdrawal is determined as:
                                                Contract value withdrawn:        60,000.00            40,000.00
                                                       WITHDRAWAL CHARGE:        (3,000.00)           (2,748.00)
                         Contract charge (assessed upon full withdrawal):           (40.00)              (40.00)
                                                                                ----------           ----------
                                            NET FULL WITHDRAWAL PROCEEDS:       $56,960.00           $37,212.00


--------------------------------------------------------------------------------

  90  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PARTIAL WITHDRAWAL CHARGE CALCULATION -- FOUR-YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a four-year (from the date of EACH purchase payment) withdrawal charge schedule with the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment; and



- You request a net partial withdrawal of $15,000.00 during the fourth contract year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                 Contract value just prior to withdrawal:       $60,000.00           $40,000.00
                                     Contract value on prior anniversary:        58,000.00            42,000.00



We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.



WE CALCULATE THE WITHDRAWAL CHARGE FOR EACH ESTIMATE AS FOLLOWS:


--------------------------------------------------------------------------------


STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                            Contract value just prior to withdrawal (CV):       $60,000.00           $40,000.00
             Less purchase payments received and not previously withdrawn
                                                                 (PPNPW):        50,000.00            50,000.00
                                                                                ----------           ----------
                        Earnings in the contact (but not less than zero):        10,000.00                 0.00

STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:        10,000.00                 0.00
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                ----------           ----------
                                            TFA (but not less than zero):        10,000.00             4,200.00

STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                Contract value withdrawn:        15,319.15            15,897.93
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            ACV (but not less than zero):         5,319.15            15,897.93

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            XSF (but not less than zero):             0.00             4,200.00

STEP 5.  Now we can determine how much of the PPNPW is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)
                                                        XSF from Step 4 =             0.00             4,200.00
                                                        ACV from Step 3 =         5,319.15            15,897.93
                                                         CV from Step 1 =        60,000.00            40,000.00
                                                        TFA from Step 2 =        10,000.00             4,200.00
                                                      PPNPW from Step 1 =        50,000.00            50,000.00
                                                                                ----------           ----------
                                                                    PPW =         5,319.15            19,165.51


--------------------------------------------------------------------------------

             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   91

STEP 6.  We then calculate the withdrawal charge as a percentage of PPW.
         Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                     PPW:       $ 5,319.15           $19,165.51
                                                                less XSF:             0.00             4,200.00
                                                                                ----------           ----------
                            amount of PPW subject to a withdrawal charge:         5,319.15            14,965.51
                                multiplied by the withdrawal charge rate:           X 6.0%               X 6.0%
                                                                                ----------           ----------
                                                       withdrawal charge:           319.15               897.93

STEP 7.  The dollar amount you will receive as a result of your partial withdrawal is determined as:
                                                Contract value withdrawn:        15,319.15            15,897.93
                                                       WITHDRAWAL CHARGE:          (319.15)             (897.93)
                                                                                ----------           ----------
                                         NET PARTIAL WITHDRAWAL PROCEEDS:       $15,000.00           $15,000.00


--------------------------------------------------------------------------------

  92  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $20,000. You select contract Option L; and



- On the first contract anniversary you make an additional purchase payment of $5,000; and



- During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal, including withdrawal charge; and



- During the third contract year the contract value grows to $23,000.



  WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
  1. Contract value at death:                                                                 $23,000.00
                                                                                              ----------
  2. Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000
                                                                                              ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------



  ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:  $23,295.45


EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000. You select contract Option L; and



- On the first contract anniversary the contract value grows to $26,000; and



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.



  WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS
  FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $20,500.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000
                                                                                              ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------
  3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary values:                                        $26,000.00
         plus purchase payments made since the prior anniversary:                                  +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $26,000
         ----------------  =                                                                   -1,772.73
             $22,000
                                                                                              ----------
         for a death benefit of:                                                              $24,227.27
                                                                                              ----------


  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $24,227.27

--------------------------------------------------------------------------------

             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   93

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and



- On the first contract anniversary, the GPA value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- During the second contract year the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.



  THE DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, IS CALCULATED AS
  FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $22,800.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a death benefit of:                                                              $23,456.79
                                                                                              ----------
  3. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary, calculated as:         $21,000.00
         1.05 X $20,000 =
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                  -$1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the GPA value:                                                                   +5,300.00
                                                                                              ----------
         5% variable account floor (value of the GPAs, one-year fixed account and the         $24,642.11
         variable account floor):



  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
  WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                             $24,642.11


--------------------------------------------------------------------------------

  94  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and



- On the first contract anniversary, the GPAs value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- During the second contract year, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.



  THE DEATH BENEFIT, WHICH IS THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $22,800.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a ROP Death Benefit of:                                                          $23,456.79
                                                                                              ----------
  3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                                    $25,000.00
         plus purchase payments made since that anniversary:                                       +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a MAV Death Benefit of:                                                          $23,456.79
                                                                                              ----------
  4. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary, calculated as:         $21,000.00
         1.05 x $20,000 =
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                  -$1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the GPA value:                                                                   +5,300.00
                                                                                              ----------
         5% variable account floor (value of the GPAs and the variable account floor):        $24,642.11
                                                                                              ----------



  EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE
  ACCOUNT FLOOR:                                                      $24,642.11


--------------------------------------------------------------------------------

             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   95

APPENDIX D: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT RIDER


AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

- you make no additional purchase payments to the contract; and

- you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and

- you do not exercise the elective step up option available under the rider; and

- you do not change asset allocation models.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.


                                                                              MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT                                                                    ADJUSTED       ASSUMED         ASSUMED
DURATION                                        PURCHASE      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS                                        PAYMENTS    WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue                                       $125,000      $  N/A         $  N/A           N/A          $125,000      $125,000
 1                                                    0            0              0          12.0%          140,000       125,000
 2                                                    0            0              0          15.0%          161,000       128,800(2)
 3                                                    0            0              0           3.0%          165,830       132,664(2)
 4                                                    0            0              0          -8.0%          152,564       132,664
 5                                                    0        2,000          2,046         -15.0%          127,679       130,618
 6                                                    0            0              0          20.0%          153,215       130,618
 7                                                    0            0              0          15.0%          176,197       140,958(2)
 8                                                    0        5,000          4,444         -10.0%          153,577       136,513
 9                                                    0            0              0         -20.0%          122,862       136,513
 10(1)                                                0            0              0         -12.0%          108,118       136,513


(1)  The APB benefit date.
(2) These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

--------------------------------------------------------------------------------

  96  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up Option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

- you make no additional purchase payments to the contract; and

- you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and

- the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

- you do not change asset allocation models.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.


               YEARS                                      MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT    REMAINING IN                                ADJUSTED       ASSUMED         ASSUMED
DURATION    THE WAITING     PURCHASE      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS       PERIOD       PAYMENTS    WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue        10         $125,000      $  N/A        $   N/A           N/A          $125,000      $125,000
 1               10(2)            0            0              0          12.0%          140,000       140,000(3)
 2               10(2)            0            0              0          15.0%          161,000       161,000(3)
 3               10(2)            0            0              0           3.0%          165,830       165,830(3)
 4                9               0            0              0          -8.0%          152,564       165,830
 5                8               0        2,000          2,558         -15.0%          127,679       163,272
 6                7               0            0              0          20.0%          153,215       163,272
 7               10(2)            0            0              0          15.0%          176,197       176,197(3)
 8                9               0        5,000          5,556         -10.0%          153,577       170,642
 9                8               0            0              0         -20.0%          122,862       170,642
 10               7               0            0              0         -12.0%          108,118       170,642
 11               6               0            0              0           3.0%          111,362       170,642
 12               5               0            0              0           4.0%          115,817       170,642
 13               4               0        7,500         10,524           5.0%          114,107       160,117
 14               3               0            0              0           6.0%          120,954       160,117
 15               2               0            0              0          -5.0%          114,906       160,117
 16               1               0            0              0         -11.0%          102,266       160,117
 17(1)            0               0            0              0          -3.0%           99,198       160,117


(1)  The APB benefit date.
(2)  The waiting period restarts when the elective step up is exercised.
(3)  These values indicate when the elective step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

--------------------------------------------------------------------------------

             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   97

APPENDIX E: EXAMPLE -- SECURESOURCE RIDERS


EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.



- You are the sole owner and also the annuitant. You are age 60.



- Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.



- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.


                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                            0         5,000          92,000       100,000      95,000     7,000     2,000
 1                              0             0          90,000        90,000(1)   90,000(1)  6,300     6,300
 2                              0             0          81,000        90,000      90,000     6,300     6,300
 5                              0             0          75,000        90,000      90,000     6,300     6,300
 5.5                            0         5,400          70,000        90,000      84,600     6,300       900
 6                              0             0          69,000        90,000      84,600     6,300     6,300
 6.5                            0         6,300          62,000        90,000      78,300     6,300         0
 7                              0             0          64,000        90,000      78,300     6,300     6,300
 7.5                            0        10,000          51,000        51,000(4)   51,000(4)  3,570         0
 8                              0             0          55,000        55,000      55,000     3,850     3,850


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $  N/A            $  N/A
 0.5                           N/A               N/A
 1                             N/A               N/A
 2                             N/A               N/A
 5                           5,400(2)          5,400(2)
 5.5                         5,400                 0
 6                           5,400             5,400
 6.5                         3,720(3)              0
 7                           3,840             3,840
 7.5                         3,060(4)              0
 8                           3,300             3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or model portfolio changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.
(2) The ALP and RALP are established on the contract anniversary date following the date the Covered Person reaches age 65 as 6% of the RBA.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.


--------------------------------------------------------------------------------

  98  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.



- You are the sole owner and also the annuitant. You are age 65.



- Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.



- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new Covered Person.

                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                              0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                              0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                              0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                            0         6,600         110,000       110,000     103,400     7,700     1,100
 4                              0             0         115,000       115,000     115,000     8,050     8,050
 4.5                            0         8,050         116,000       115,000     106,950     8,050         0
 5                              0             0         120,000       120,000     120,000     8,400     8,400
 5.5                            0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                              0             0         125,000       125,000     125,000     8,750     8,750
 6.5                            0             0         110,000       125,000     125,000     8,750     8,750
 7                              0             0         105,000       125,000     125,000     8,750     8,750


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $6,000            $6,000
 1                           6,300             6,000(1)
 2                           6,600             6,000(1)
 3                           6,600             6,600(2)
 3.5                         6,600                 0
 4                           6,900             6,900
 4.5                         6,900(3)              0
 5                           7,200             7,200
 5.5                         7,200(4)              0
 6                           7,500             7,500
 6.5                         6,600(5)          6,600(5)
 7                           6,600             6,600

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.

--------------------------------------------------------------------------------

             RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   99

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and make no additional payments to the contract.



- You are age 59 and your spouse is age 60.



- Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.



- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.



- Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.


                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                            0         5,000          92,000       100,000      95,000     7,000     2,000
 1                              0             0          90,000        90,000(1)   90,000(1)  6,300     6,300
 2                              0             0          81,000        90,000      90,000     6,300     6,300
 6                              0             0          75,000        90,000      90,000     6,300     6,300
 6.5                            0         5,400          70,000        90,000      84,600     6,300       900
 7                              0             0          69,000        90,000      84,600     6,300     6,300
 7.5                            0         6,300          62,000        90,000      78,300     6,300         0
 8                              0             0          64,000        90,000      78,300     6,300     6,300
 8.5                            0        10,000          51,000        51,000(4)   51,000(4)  3,570         0
 9                              0             0          55,000        55,000      55,000     3,850     3,850
 9.5                            0             0          54,000        55,000      55,000     3,850     3,850
 10                             0             0          52,000        55,000      55,000     3,850     3,850


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $  N/A            $  N/A
 0.5                           N/A               N/A
 1                             N/A               N/A
 2                             N/A               N/A
 6                           5,400(2)          5,400(2)
 6.5                         5,400                 0
 7                           5,400             5,400
 7.5                         3,720(3)              0
 8                           3,840             3,840
 8.5                         3,060(4)              0
 9                           3,300             3,300
 9.5                         3,300             3,300
 10                          3,300             3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the younger Covered Spouse reaches age 65 as 6% of the RBA.
(2) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

--------------------------------------------------------------------------------

  100  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.


ASSUMPTIONS:



- You purchase the contract with a payment of $100,000 and make no additional payments to the contract



- You are age 71 and your spouse is age 70.



- Automatic Annual Step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied Annual Step-ups are indicated in BOLD.



- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                                     HYPOTHETICAL
                                                       ASSUMED               BASIC WITHDRAWAL BENEFIT
CONTRACT                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
DURATION                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                              0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                              0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                              0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                            0         6,600         110,000       110,000     103,400     7,700     1,100
 4                              0             0         115,000       115,000     115,000     8,050     8,050
 4.5                            0         8,050         116,000       115,000     106,950     8,050         0
 5                              0             0         120,000       120,000     120,000     8,400     8,400
 5.5                            0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                              0             0         125,000       125,000     125,000     8,750     8,750
 6.5                            0             0         110,000       125,000     125,000     8,750     8,750
 7                              0             0         105,000       125,000     125,000     8,750     8,750


                          LIFETIME WITHDRAWAL BENEFIT
CONTRACT                  ----------------------------
DURATION                     ALP               RALP
 At Issue                   $6,000            $6,000
 1                           6,300             6,000(1)
 2                           6,600             6,000(1)
 3                           6,600             6,600(2)
 3.5                         6,600                 0
 4                           6,900             6,900
 4.5                         6,900(3)              0
 5                           7,200             7,200
 5.5                         7,200(4)              0
 6                           7,500             7,500
 6.5                         7,500             7,500
 7                           7,500             7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The Annual Step-up has not been applied to the RBP or RALP because any withdrawal after step up during the Waiting Period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the Waiting Period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the Waiting Period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

--------------------------------------------------------------------------------

            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   101

APPENDIX F: SECURESOURCE RIDERS -- ADDITIONAL RMD DISCLOSURE



This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the SecureSource rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.



For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:


(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,


    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.



    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.



    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.



    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource rider.


(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,


    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.



    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.



    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.



    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource rider.


(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,


    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.



    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.


The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;


(2) based solely on the value of the contract to which the SecureSource rider is attached as of the date we make the determination; and


(3) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(4) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:


     1. an individual retirement annuity (Section 408(b));



     2. a Roth individual retirement account (Section 408A);



     3. a SIMPLE IRA (Section 408(p));



     4. a Simplified Employee Pension plan (Section 408(k));



     5. a tax-sheltered annuity rollover (Section 403(b));



     6. custodial and investment plans (Section 401(a))



In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your SecureSource rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.


--------------------------------------------------------------------------------

  102  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


Please consult your tax advisor about the impact of these rules prior to purchasing the SecureSource rider.


--------------------------------------------------------------------------------

            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   103

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR

ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and


- you select contract Option L with the MAV Death Benefit.


  During the first contract year the contract value grows to
  $105,000. The MAV Death Benefit equals the contract value.
  You have not reached the first contract anniversary so the
  Benefit Protector does not provide any additional benefit
  at this time.
  On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     MAV death benefit (contract value):                       $110,000
     plus the Benefit Protector benefit which equals 40% of
     earnings at death
     (MAV death benefit minus payments not previously
     withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  During the second contract year the contract value falls
  to $105,000. The death benefit equals:
     MAV death benefit (MAV):                                  $110,000
     plus the Benefit Protector benefit (40% of earnings at
     death):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your
  contract value free of charge (10% of your prior
  anniversary's contract value). The remainder of the
  withdrawal is subject to a 7% withdrawal charge because
  your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether,
  we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the
  partial withdrawal is contract earnings). The death
  benefit on equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector benefit (40% of earnings at
     death):
     0.40 X ($57,619 - $55,000) =                                +1,048
                                                               --------
  Total death benefit of:                                       $58,667
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old.
  The death benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector benefit (40% of earnings at
     death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)       +55,000
                                                               --------
  Total death benefit of:                                      $255,000
  During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit Protector
  value. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector benefit (40% of earnings at
     death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)       +55,000
                                                               --------
  Total death benefit of:                                      $305,000


--------------------------------------------------------------------------------

  104  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

  During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old and the value of the Benefit Protector changes.
  The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector benefit which equals 40% of
     earnings at death (MAV death benefit minus payments not
     previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
                                                               --------
  Total death benefit of:                                      $308,000


--------------------------------------------------------------------------------

            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   105

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR PLUS

ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and


- you select contract Option L with the MAV Death Benefit.


  During the first contract year the contract value grows to
  $105,000. The MAV Death Benefit on equals the contract
  value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any
  additional benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract
  anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit
  Protector at this time. The death benefit equals:
     MAV Death Benefit (contract value):                       $110,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death
     (MAV Death Benefit minus payments not previously
     withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                  $110,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death:
     0.40 X ($110,000 - $100,000) =                              +4,000
     plus 10% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.10 X
     $100,000 =                                                 +10,000
                                                               --------
  Total death benefit of:                                      $124,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your
  contract value free of charge (10% of your prior
  anniversary's contract value). The remainder of the
  withdrawal is subject to a 7% withdrawal charge because
  your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether,
  we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the
  partial withdrawal is contract earnings). The death
  benefit equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death:
     0.40 X ($57,619 - $55,000) =                                +1,048
     plus 10% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.10 X $55,000 =              +5,500
                                                               --------
  Total death benefit of:                                       $64,167
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old. Because we are
  beyond the fourth contract anniversary the Benefit
  Protector Plus also reaches its maximum of 20%. The death
  benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $266,000


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

  During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit Protector
  Plus value. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $316,000
  During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old. The value of the Benefit Protector Plus remains
  constant. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death (MAV Death Benefit minus
     payments not previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $319,000


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            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   107

APPENDIX I: ASSET ALLOCATION PROGRAM FOR CONTRACTS PURCHASED BEFORE MAY 1, 2006

ASSET ALLOCATION PROGRAM


For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the asset allocation program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts and/or any GPAs that make up the model portfolio you selected and the allocation percentages to those subaccounts and/or any GPAs will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

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APPENDIX J: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER



The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if(1):


- you purchase your contract on or after May 1, 2006;

- the rider is available in your state; and

- you and the annuitant are 80 or younger on the date the contract is issued.


(1) The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.



You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.



The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.



Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.



The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:


(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).


Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:


- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

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            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   109

- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.


You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:


- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:


  (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:


     (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or


     (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.


  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.


  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.


- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that

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  110  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
  are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program.") Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.


- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect the Accumulation Protector Benefit rider.



- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.


- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.


You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income.


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.



  For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:


  (1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,


     - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.



     - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.



     - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.



     - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.


  (2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

     - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

     - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

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            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   111

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     - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.


     - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.


  (3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

     - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

     - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;


  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and


  (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);

     3. a Simplified Employee Pension plan (Section 408(k));

     4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to discontinue our administrative practice described above and will give you 30 days' written notice of any such change.


  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.


  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life rider may be of limited value to you.



For an example, see "Examples of Guarantor Withdrawal Benefit for Life" below.



KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER ARE DESCRIBED BELOW:


PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

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  112  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

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- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.


- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.


- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).


- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.


- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.


  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase

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            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   113
payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

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  114  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.


ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:


- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.


- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.


  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.


ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

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            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   115

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.


SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:


- The GBA, RBA, and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The

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  116  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

  RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:


1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:


  (a) receive the remaining schedule of GBPs until the RBA equals zero; or


  (b) wait until the rider anniversary on/following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.


We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

  (a) the remaining schedule of GBPs until the RBA equals zero; or

  (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

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            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   117

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.


The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:


- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.


CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows:


- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.


- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.


- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life(SM) rider.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").
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  118  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION


The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:


1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.


EXAMPLES OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE


EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.
ASSUMPTIONS:

- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 60.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                            0         7,000          92,000       100,000      93,000     7,000         0
 1                              0             0          91,000       100,000      93,000     7,000     7,000
 1.5                            0         7,000          83,000       100,000      86,000     7,000         0
 2                              0             0          81,000       100,000      86,000     7,000     7,000
 5                              0             0          75,000       100,000      86,000     7,000     7,000
 5.5                            0         5,160          70,000       100,000      80,840     7,000     1,840
 6                              0             0          69,000       100,000      80,840     7,000     7,000
 6.5                            0         7,000          62,000       100,000      73,840     7,000         0
 7                              0             0          70,000       100,000      73,840     7,000     7,000
 7.5                            0        10,000          51,000        51,000(3)   51,000(3)  3,570         0
 8                              0             0          55,000        55,000      55,000     3,850     3,850


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $  N/A            $  N/A
 0.5                           N/A               N/A
 1                             N/A               N/A
 1.5                           N/A               N/A
 2                             N/A               N/A
 5                           5,160(1)          5,160(1)
 5.5                         5,160                 0
 6                           5,160             5,160
 6.5                         3,720(2)              0
 7                           4,200             4,200
 7.5                         3,060(3)              0
 8                           3,300             3,300


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   119

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.


ASSUMPTIONS:

- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 65.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                             0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                             0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                             0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                           0         6,600         110,000       110,000     103,400     7,700     1,100
 4                             0             0         115,000       115,000     115,000     8,050     8,050
 4.5                           0         8,050         116,000       115,000     106,950     8,050         0
 5                             0             0         120,000       120,000     120,000     8,400     8,400
 5.5                           0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                             0             0         125,000       125,000     125,000     8,750     8,750


CONTRACT                 LIFETIME WITHDRAWAL BENEFIT
DURATION                 ----------------------------
IN YEARS                    ALP               RALP
 At Issue                  $6,000            $6,000
 1                          6,300             6,000(1)
 2                          6,600             6,000(1)
 3                          6,600             6,600(2)
 3.5                        6,600                 0
 4                          6,900             6,900
 4.5                        6,900(3)              0
 5                          7,200             7,200
 5.5                        7,200(4)              0
 6                          7,500             7,500


At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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  120  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX K: GUARANTOR WITHDRAWAL BENEFIT RIDER



GUARANTOR WITHDRAWAL BENEFIT RIDER



We have offered two versions of the Guarantor Withdrawal Benefit that have been referred to in previous disclosure as Rider A and Rider B. The description of the Guarantor Withdrawal Benefit in this section applies to both Rider A and Rider B, unless noted otherwise. Rider B is no longer available for purchase.



The Guarantor Withdrawal Benefit is an optional benefit that was offered for an additional annual charge if(1):


RIDER A


- you purchase(d) your contract on or after April 30, 2005 in those states where the SecureSource rider and/or the Guarantor Withdrawal Benefit for Life rider are/were not available;


- you and the annuitant were 79 or younger on the date the contract was issued.

RIDER B (NO LONGER AVAILABLE FOR PURCHASE)

- you purchased your contract prior to April 29, 2005;

- the rider was available in your state; and

- you and the annuitant were 79 or younger on the date the contract was issued.


(1) The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.



You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").


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            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   121

You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:



- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Appendix J: Asset Allocation Program for Contracts Purchased Before May 1, 2006"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider.


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.


- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal processing for the GBA and RBA described below.



- RIDER A -- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit rider, you may not elect the Accumulation Protector Benefit rider.


- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.

You should consult your tax advisor if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal processing described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.


  For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:


  (1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

  (2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

  (3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.


  (4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.


  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;


  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and


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  122  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

  (3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);

     3. a Simplified Employee Pension plan (Section 408(k));

     4. a tax-sheltered annuity rollover (Section 403(b)).

  We reserve the right to discontinue our administrative practice described above and will give you 30 days' written notice of any such change.


  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.


  Please note that RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT


The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment adjusted for subsequent purchase payments, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.


THE GBA IS DETERMINED AT THE FOLLOWING TIMES:


- At contract issue -- the GBA is equal to the initial purchase payment;



- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment. The total GBA when an additional purchase payment is added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;



- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below);


- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


  (c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups.


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            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   123

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES:


- At contract issue -- the RBA is equal to the initial purchase payment;



- When you make additional purchase payments -- each additional purchase payment has its own RBA equal to the amount of the purchase payment. The total RBA when an additional purchase payment is added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;



- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below);


- When you make a partial withdrawal:

  (a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;

  (b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;


  (c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups.


RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

RIDER A: Under the original rider, the GBP is equal to 7% of the GBA. Under the enhanced rider, the GBP is the lesser of (a) 7% of the GBA, or (b) the RBA. Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

RIDER B: Under both the original and enhanced riders, the GBP is the lesser of
(a) 7% of the GBA; or (b) the RBA. If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.

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  124  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.


Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three years, the annual elective step up will not be available until the third contract anniversary;

- if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal processing discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

RIDER A: You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

RIDER B: You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.
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            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   125

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

RIDER A: A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RIDER B: A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up. Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION


Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be

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  126  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.


If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.



EXAMPLE OF THE GUARANTOR WITHDRAWAL BENEFIT (APPLIES TO RIDER A AND RIDER B)


ASSUMPTION:


- You purchase the contract with a payment of $100,000.



  The Guaranteed Benefit Amount (GBA) equals your purchase
  payment:                                                     $100,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your
  GBA:
     0.07 X $100,000 =                                         $  7,000
  The Remaining Benefit Amount (RBA) equals your purchase
  payment:                                                     $100,000
  On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $110,000
  The GBA equals 100% of your contract value:                  $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $110,000 =                                         $  7,700
  During the fourth contract year you decide to take a
  partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your
  RBA equals the prior RBA less the amount of the partial
  withdrawal:
     $110,000 - $7,700 =                                       $102,300
  The GBA equals the GBA immediately prior to the partial
  withdrawal:                                                  $110,000
  The GBP equals 7% of your GBA:
     0.07 X $110,000 =                                         $  7,700
  On the fourth contract anniversary you make an additional
  purchase payment of $50,000.
  The new RBA for the contract is equal to your prior RBA
  plus 100% of the additional purchase payment:
     $102,300 + $50,000 =                                      $152,300
  The new GBA for the contract is equal to your prior GBA
  plus 100% of the additional purchase payment:
     $110,000 + $50,000 =                                      $160,000
  The new GBP for the contract is equal to your prior GBP
  plus 7% of the additional purchase payment:
     $7,700 + $3,500 =                                         $ 11,200
  On the fifth contract anniversary your contract value
  grows to $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $200,000
  The GBA equals 100% of your contract value:                  $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $200,000 =                                         $ 14,000


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            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   127

  During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of
  $20,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
        partial withdrawal;
         $230,000 - $20,000 =                                  $210,000
         OR
     (2) your prior RBA less the amount of the partial
        withdrawal.
         $200,000 - $20,000 =                                  $180,000
  Reset RBA = lesser of (1) or (2) =                           $180,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA                                        $200,000
         OR
     (2) your contract value immediately following the
        partial withdrawal;
         $230,000 - $20,000 =                                  $210,000
  Reset GBA = lesser of (1) or (2) =                           $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
     0.07 X $200,000 =                                         $ 14,000
  During the eighth contract year your contract value falls
  to $175,000. You decide to take a partial withdrawal of
  $25,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
        partial withdrawal;
         $175,000 - $25,000 =                                  $150,000
         OR
     (2) your prior RBA less the amount of the partial
        withdrawal.
         $180,000 - $25,000 =                                  $155,000
  Reset RBA = lesser of (1) or (2) =                           $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                       $200,000
         OR
     (2) your contract value immediately following the
        partial withdrawal;
         $175,000 - $25,000 =                                  $150,000
  Reset GBA = lesser of (1) or (2) =                           $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 X $150,000 =                                     $ 10,500


--------------------------------------------------------------------------------

  128  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX L : EXAMPLE -- INCOME ASSURER BENEFIT RIDERS



INCOME ASSURER BENEFIT RIDERS



The following three optional Income Assurer Benefit riders were available under your contract if you purchased your contract prior to May 1, 2007. These riders are no longer available for purchase.



- Income Assurer Benefit - MAV;



- Income Assurer Benefit - 5% Accumulation Benefit Base; or



- Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.



The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.



The general information in this section applies to each Income Assurer Benefit rider.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT RIDERS IN THE SECTIONS BELOW:



GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.



EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable
Portfolio - Cash Management Fund and, if available under your contract, the GPAs and/or the one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.



EXCLUDED PAYMENTS: These are purchase payments paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.


PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

  (a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
      to) the partial withdrawal; and

  (b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded Investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.


THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT:


EXERCISING THE RIDER

Rider exercise conditions are:


- you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;



- the annuitant on the retirement date must be between 50 to 86 years old; and


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            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   129

- you can only take an annuity payment in one of the following annuity payout plans:



  Plan A -- Life Annuity - No Refund;


  Plan B -- Life Annuity with Ten or Twenty Years Certain;


  Plan D -- Joint and Last Survivor Life Annuity - No Refund; Joint and Last
            Survivor Life Annuity with Twenty Years Certain; or


  Plan E -- Twenty Years Certain.


After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payout or a combination of the two options.


If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. EXCEPTION: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.


- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.



- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.


Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate for contracts purchased on or after May 1, 2006 and if available in your state.(1) These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.


First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05



Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance


Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.


(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate.


TERMINATING THE RIDER

Rider termination conditions are:


- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;



- you may terminate the rider any time after the expiration of the waiting period;



- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and



- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



*The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.


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  130  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT RIDERS DESCRIBED BELOW:



INCOME ASSURER BENEFIT - MAV



The guaranteed income benefit base for the Income Assurer Benefit - MAV is the greater of these three values:


1. contract value; or


2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or


3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

  (a) current contract value; or


  (b) total payments made to the contract minus proportionate adjustments for partial withdrawals.



Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.


IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments; or


2. total purchase payments less excluded payments, less proportionate adjustments for partial withdrawals; or


3. the MAV, less market value adjusted excluded payments.


MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, any credits, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.



INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE



The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:


1. contract value; or


2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or


3. the 5% variable account floor.


5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.


The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:


- the total purchase payments made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus



- an amount equal to 5% of your initial purchase payment allocated to the protected investment options.



On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.



The amount of purchase payment withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:



  (a) is the amount of purchase payment in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and


  (b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.
--------------------------------------------------------------------------------

            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   131

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

  (a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

  (b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

  (c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

     1. contract value less the market value adjusted excluded payments (described above); or


     2. total purchase payments less excluded payments, less proportionate adjustments for partial withdrawals; or


     3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment and any credit accumulated at 5% for the number of full contract years they have been in the contract.


INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE



The guaranteed income benefit base for the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:


     1. the contract value;


     2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals;


     3. the MAV (described above); or

     4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

     1. contract value less the market value adjusted excluded payments (described above);


     2. total purchase payments less excluded payments, less proportionate adjustments for partial withdrawals;


     3. the MAV, less market value adjusted excluded payments (described above); or

     4. the 5% Variable Account Floor, less 5% adjusted excluded payments (described above).


EXAMPLES OF THE INCOME ASSURER BENEFIT RIDERS



The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.



For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.


Remember that the riders require you to choose a Portfolio Navigator model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include
--------------------------------------------------------------------------------

  132 RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit - 5% Accumulation Benefit Base rider and the Income Assurer
Benefit - Greater of MAV or 5% Accumulation Benefit Base rider. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.


ASSUMPTIONS:


- You purchase the contract during the 2006 calendar year with a payment of $100,000; and



- you invest all contract value in the subaccounts (protected investment options); and



- you make no additional purchase payments, partial withdrawals or changes in model portfolio; and



- the annuitant is male and age 55 at contract issue; and



- the joint annuitant is female and age 55 at contract issue.



EXAMPLE -- INCOME ASSURER BENEFIT - MAV


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

              ASSUMED                                    MAXIMUM             GUARANTEED
 CONTRACT     CONTRACT            PURCHASE             ANNIVERSARY             INCOME
ANNIVERSARY    VALUE              PAYMENTS            VALUE (MAV)(1)       BENEFIT BASE(2)
------------------------------------------------------------------------------------------
     1        $108,000            $100,000               $108,000             $108,000
     2        125,000                none                 125,000              125,000
     3        132,000                none                 132,000              132,000
     4        150,000                none                 150,000              150,000
     5         85,000                none                 150,000              150,000
     6        121,000                none                 150,000              150,000
     7        139,000                none                 150,000              150,000
     8        153,000                none                 153,000              153,000
     9        140,000                none                 153,000              153,000
    10        174,000                none                 174,000              174,000
    11        141,000                none                 174,000              174,000
    12        148,000                none                 174,000              174,000
    13        208,000                none                 208,000              208,000
    14        198,000                none                 208,000              208,000
    15        203,000                none                 208,000              208,000
------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.


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            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   133

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN



If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:


                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                                IAB - MAV PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY   IAB - MAV      PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000           $  772.56              $  774.30
    11          174,000              791.70                 793.44
    12          174,000              812.58                 814.32
    13          208,000              996.32                 998.40
    14          208,000            1,023.36               1,025.44
    15          208,000            1,050.40               1,052.48
--------------------------------------------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND



If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:


                                   STANDARD PROVISIONS                                 IAB - MAV PROVISIONS
              -----------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)                           NEW TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST        IAB - MAV         PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)   BENEFIT BASE   SURVIVOR NO REFUND(2)
-------------------------------------------------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92            $174,000            $629.88
    11            141,000              521.70                  516.06             174,000             643.80
    12            148,000              559.44                  553.52             174,000             657.72
    13            208,000              807.04                  796.64             208,000             807.04
    14            198,000              786.06                  778.14             208,000             825.76
    15            203,000              826.21                  818.09             208,000             846.56
-------------------------------------------------------------------------------------------------------------------

             IAB - MAV PROVISIONS
             ---------------------
 CONTRACT        OLD TABLE(1)
ANNIVERSARY      PLAN D - LAST
AT EXERCISE  SURVIVOR NO REFUND(2)
-----------  ---------------------
    10              $622.92
    11               636.84
    12               650.76
    13               796.64
    14               817.44
    15               838.24
-------------------------------------------------------------------------------------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------

  134  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:


                                                                                GUARANTEED
                                                                                  INCOME
              ASSUMED                                                         BENEFIT BASE -
 CONTRACT     CONTRACT            PURCHASE            5% ACCUMULATION         5% ACCUMULATION
ANNIVERSARY    VALUE              PAYMENTS            BENEFIT BASE(1)         BENEFIT BASE(2)
---------------------------------------------------------------------------------------------
     1        $108,000            $100,000               $105,000                $108,000
     2        125,000                none                 110,250                 125,000
     3        132,000                none                 115,763                 132,000
     4        150,000                none                 121,551                 150,000
     5         85,000                none                 127,628                 127,628
     6        121,000                none                 134,010                 134,010
     7        139,000                none                 140,710                 140,710
     8        153,000                none                 147,746                 153,000
     9        140,000                none                 155,133                 155,133
    10        174,000                none                 162,889                 174,000
    11        141,000                none                 171,034                 171,034
    12        148,000                none                 179,586                 179,586
    13        208,000                none                 188,565                 208,000
    14        198,000                none                 197,993                 198,000
    15        203,000                none                 207,893                 207,893
---------------------------------------------------------------------------------------------


(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.



PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN



If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:


                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                               IAB - 5% RF PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY  IAB - 5% RF     PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000           $  772.56              $  774.30
    11          171,034              778.20                 779.91
    12          179,586              838.66                 840.46
    13          208,000              996.32                 998.40
    14          198,000              974.16                 976.14
    15          207,893            1,049.86               1,051.94
--------------------------------------------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

--------------------------------------------------------------------------------

            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   135

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND



If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:


                                   STANDARD PROVISIONS
              --------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92
    11            141,000              521.70                  516.06
    12            148,000              559.44                  553.52
    13            208,000              807.04                  796.64
    14            198,000              786.06                  778.14
    15            203,000              826.21                  818.09
----------------------------------------------------------------------------

                                IAB - 5% RF PROVISIONS
             ------------------------------------------------------------
 CONTRACT                       NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY  IAB - 5% RF        PLAN D - LAST           PLAN D - LAST
AT EXERCISE  BENEFIT BASE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
-----------  ------------------------------------------------------------
    10         $174,000            $629.88                 $622.92
    11          171,034             632.83                  625.98
    12          179,586             678.83                  671.65
    13          208,000             807.04                  796.64
    14          198,000             786.06                  778.14
    15          207,893             846.12                  837.81
----------------------------------------------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


EXAMPLE -- INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION BENEFIT
BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:


                                                                                                    GUARANTEED
                                                                                                      INCOME
                                                                                                  BENEFIT BASE -
                                                                                                    GREATER OF
              ASSUMED                                 MAXIMUM                                        MAV OR 5%
 CONTRACT     CONTRACT           PURCHASE           ANNIVERSARY           5% ACCUMULATION          ACCUMULATION
ANNIVERSARY    VALUE             PAYMENTS            VALUE(1)             BENEFIT BASE(1)         BENEFIT BASE(2)
-----------------------------------------------------------------------------------------------------------------
     1        $108,000           $100,000            $108,000                $105,000                $108,000
     2        125,000               none              125,000                 110,250                 125,000
     3        132,000               none              132,000                 115,763                 132,000
     4        150,000               none              150,000                 121,551                 150,000
     5         85,000               none              150,000                 127,628                 150,000
     6        121,000               none              150,000                 134,010                 150,000
     7        139,000               none              150,000                 140,710                 150,000
     8        153,000               none              153,000                 147,746                 153,000
     9        140,000               none              153,000                 155,133                 155,133
    10        174,000               none              174,000                 162,889                 174,000
    11        141,000               none              174,000                 171,034                 174,000
    12        148,000               none              174,000                 179,586                 179,586
    13        208,000               none              208,000                 188,565                 208,000
    14        198,000               none              208,000                 197,993                 208,000
    15        203,000               none              208,000                 207,893                 208,000
-----------------------------------------------------------------------------------------------------------------


(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.


--------------------------------------------------------------------------------

  136  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN



If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:


                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                                IAB - MAX PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY   IAB - MAX      PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000           $  772.56              $  774.30
    11          174,000              791.70                 793.44
    12          179,586              838.66                 840.46
    13          208,000              996.32                 998.40
    14          208,000            1,023.36               1,025.44
    15          208,000            1,050.40               1,052.48
--------------------------------------------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.


PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND



If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:


                                   STANDARD PROVISIONS                                 IAB - MAX PROVISIONS
              -----------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)                           NEW TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST         IAB MAX          PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)   BENEFIT BASE   SURVIVOR NO REFUND(2)
-------------------------------------------------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92            $174,000            $629.88
    11            141,000              521.70                  516.06             174,000             643.80
    12            148,000              559.44                  553.52             179,586             678.83
    13            208,000              807.04                  796.64             208,000             807.04
    14            198,000              786.06                  778.14             208,000             825.76
    15            203,000              826.21                  818.09             208,000             846.56
-------------------------------------------------------------------------------------------------------------------

             IAB - MAX PROVISIONS
             ---------------------
 CONTRACT        OLD TABLE(1)
ANNIVERSARY      PLAN D - LAST
AT EXERCISE  SURVIVOR NO REFUND(2)
-----------  ---------------------
    10              $622.92
    11               636.84
    12               671.65
    13               796.64
    14               817.44
    15               838.24
-------------------------------------------------------------------------------------------------------------------


(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------

            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   137

APPENDIX M: CONDENSED FINANCIAL INFORMATION

(Unaudited)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                          2007      2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (07/31/2002)
Accumulation unit value at beginning of period               $1.56    $1.41    $1.36    $1.24    $0.95    $1.00       --       --
Accumulation unit value at end of period                     $1.56    $1.56    $1.41    $1.36    $1.24    $0.95       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              2,554    2,791    3,249    1,479      220       70       --       --
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (03/01/2002)
Accumulation unit value at beginning of period               $1.16    $1.12    $1.05    $1.00    $0.79    $1.00       --       --
Accumulation unit value at end of period                     $1.28    $1.16    $1.12    $1.05    $1.00    $0.79       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              4,110    3,472      324      329      238       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (08/30/2002)
Accumulation unit value at beginning of period               $1.74    $1.52    $1.42    $1.25    $0.94    $1.00       --       --
Accumulation unit value at end of period                     $1.89    $1.74    $1.52    $1.42    $1.25    $0.94       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                133      147      153      163       29       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.03       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  9       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.04       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             13,924       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period               $1.24    $1.14    $1.08    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.33    $1.24    $1.14    $1.08       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                808      912    1,051      427       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period               $1.19    $1.09    $1.07    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.20    $1.19    $1.09    $1.07       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  2       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (08/30/2002)
Accumulation unit value at beginning of period               $1.50    $1.40    $1.38    $1.33    $0.94    $1.00       --       --
Accumulation unit value at end of period                     $1.76    $1.50    $1.40    $1.38    $1.33    $0.94       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                107       16       16       16       15       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (08/30/2002)
Accumulation unit value at beginning of period               $1.60    $1.39    $1.35    $1.24    $0.95    $1.00       --       --
Accumulation unit value at end of period                     $1.65    $1.60    $1.39    $1.35    $1.24    $0.95       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                154      167      189      109       52        8       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period               $1.82    $1.37    $1.20    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.89    $1.82    $1.37    $1.20       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             21,915   15,378    8,725    1,580       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period               $1.05    $1.05    $1.05    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.13    $1.05    $1.05    $1.05       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             23,568   25,472   20,290    3,919       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $0.90       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  9       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  138  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period               $1.01    $1.06    $1.06    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.20    $1.01    $1.06    $1.06       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              8,361   23,813    6,935    1,154       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period               $1.31    $1.12    $1.09    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.22    $1.31    $1.12    $1.09       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 74       88       26       18       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period               $1.07    $1.00       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.07    $1.07       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              4,145    9,940       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.12       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             30,376       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.13       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 17       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (04/30/2004)
Accumulation unit value at beginning of period               $1.42    $1.21    $1.17    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.36    $1.42    $1.21    $1.17       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             20,212       23        4        2       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.10       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                135       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period               $1.28    $1.21    $1.13    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.28    $1.28    $1.21    $1.13       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 19       22       15       13       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period               $1.20    $1.05    $1.03    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.26    $1.20    $1.05    $1.03       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  1        1        1        1       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.09       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 18       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period               $1.51    $1.25    $1.14    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.54    $1.51    $1.25    $1.14       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                115       87       57        9       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $0.98       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             16,330       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (08/30/2002)
Accumulation unit value at beginning of period               $1.74    $1.58    $1.38    $1.22    $0.97    $1.00       --       --
Accumulation unit value at end of period                     $2.00    $1.74    $1.58    $1.38    $1.22    $0.97       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             43,300   45,089   16,531    3,067      152       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period               $1.04    $0.99    $0.96    $0.94    $0.73    $1.00       --       --
Accumulation unit value at end of period                     $1.29    $1.04    $0.99    $0.96    $0.94    $0.73       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                305      368      324      327       68       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period               $1.06    $1.03    $1.03    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.08    $1.06    $1.03    $1.03       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             40,253   12,953    8,188    1,336       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   139

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period               $2.00    $1.81    $1.56    $1.27    $0.94    $1.06    $1.00       --
Accumulation unit value at end of period                     $2.27    $2.00    $1.81    $1.56    $1.27    $0.94    $1.06       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             11,091    7,570    3,100    1,208      722      290       13       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period               $1.49    $1.28    $1.10    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.71    $1.49    $1.28    $1.10       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              4,416    4,843    4,036    1,573       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period               $1.61    $1.39    $1.39    $1.24    $0.96    $0.98    $0.99    $1.00
Accumulation unit value at end of period                     $1.65    $1.61    $1.39    $1.39    $1.24    $0.96    $0.98    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,051    2,743    2,554    2,119    1,118      777      413      157
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period               $1.28    $1.11    $1.09    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.22    $1.28    $1.11    $1.09       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                160       63       38       14       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period               $0.57    $0.54    $0.52    $0.48    $0.35    $0.50    $0.60    $1.00
Accumulation unit value at end of period                     $0.63    $0.57    $0.54    $0.52    $0.48    $0.35    $0.50    $0.60
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,427    1,612    1,719    1,992    1,273    1,008      617      120
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period               $1.75    $1.50    $1.38    $1.25    $1.01    $1.17    $1.11    $1.00
Accumulation unit value at end of period                     $1.78    $1.75    $1.50    $1.38    $1.25    $1.01    $1.17    $1.11
Number of accumulation units outstanding at end of period
  (000 omitted)                                              2,787    9,197    2,844    3,112      870      324       24        6
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period               $1.23    $1.11    $1.16    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.34    $1.23    $1.11    $1.16       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             35,814   23,082    7,734    1,493       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period               $1.44    $1.20    $1.12    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.45    $1.44    $1.20    $1.12       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                510      376      226      177       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period               $2.88    $2.53    $2.28    $1.84    $1.46    $1.56    $1.41    $1.00
Accumulation unit value at end of period                     $2.93    $2.88    $2.53    $2.28    $1.84    $1.46    $1.56    $1.41
Number of accumulation units outstanding at end of period
  (000 omitted)                                             11,638    9,377    4,128    1,284      550      386      321       60
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period               $1.02    $0.92    $0.87    $0.77    $0.61    $0.79    $0.91    $1.00
Accumulation unit value at end of period                     $0.98    $1.02    $0.92    $0.87    $0.77    $0.61    $0.79    $0.91
Number of accumulation units outstanding at end of period
  (000 omitted)                                                587      636      956      816      519      391      286      102
---------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.05       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             36,050       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.03       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 10       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of period               $1.15    $1.04    $1.00    $0.96    $0.73    $1.00       --       --
Accumulation unit value at end of period                     $1.16    $1.15    $1.04    $1.00    $0.96    $0.73       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                141      155      155      138      107        1       --       --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of period               $1.28    $1.16    $1.15    $1.06    $0.93    $1.00       --       --
Accumulation unit value at end of period                     $1.30    $1.28    $1.16    $1.15    $1.06    $0.93       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,039    1,095    1,130    1,184      348        7       --       --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of period               $2.13    $1.65    $1.44    $1.13    $0.85    $1.00       --       --
Accumulation unit value at end of period                     $2.67    $2.13    $1.65    $1.44    $1.13    $0.85       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                103       85       72       63       37        9       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  140  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (08/30/2002)
Accumulation unit value at beginning of period               $1.41    $1.33    $1.29    $1.24    $0.97    $1.00       --       --
Accumulation unit value at end of period                     $1.58    $1.41    $1.33    $1.29    $1.24    $0.97       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              7,383    8,562    6,720    1,419       14       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period               $1.64    $1.42    $1.27    $1.08    $0.77    $1.00       --       --
Accumulation unit value at end of period                     $1.71    $1.64    $1.42    $1.27    $1.08    $0.77       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                831      683      680      562      136       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (07/31/2002)
Accumulation unit value at beginning of period               $1.92    $1.70    $1.58    $1.35    $0.95    $1.00       --       --
Accumulation unit value at end of period                     $1.86    $1.92    $1.70    $1.58    $1.35    $0.95       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                221      168      168      143       64       18       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period               $1.34    $1.27    $1.26    $1.18    $1.03    $1.00       --       --
Accumulation unit value at end of period                     $1.44    $1.34    $1.27    $1.26    $1.18    $1.03       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             44,474   21,466    9,445    2,076      137        5       --       --
---------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.03       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             37,481       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (05/01/2002)
Accumulation unit value at beginning of period               $1.15    $1.14    $1.02    $0.97    $0.84    $1.00       --       --
Accumulation unit value at end of period                     $1.13    $1.15    $1.14    $1.02    $0.97    $0.84       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                136      162      175      177      188       73       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/03/2000)
Accumulation unit value at beginning of period               $0.95    $0.75    $0.68    $0.60    $0.47    $0.58    $0.75    $1.00
Accumulation unit value at end of period                     $1.01    $0.95    $0.75    $0.68    $0.60    $0.47    $0.58    $0.75
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,511    1,624    1,716    1,786    1,760    1,350    1,244      708
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period               $1.44    $1.25    $1.18    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.23    $1.44    $1.25    $1.18       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                355    5,948       89        5       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/03/2000)
Accumulation unit value at beginning of period               $0.57    $0.55    $0.50    $0.43    $0.33    $0.48    $0.73    $1.00
Accumulation unit value at end of period                     $0.58    $0.57    $0.55    $0.50    $0.43    $0.33    $0.48    $0.73
Number of accumulation units outstanding at end of period
  (000 omitted)                                                632      916    1,031    1,143    1,270    1,246    1,676      814
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $0.99       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             28,284       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period               $1.24    $1.08    $1.10    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.29    $1.24    $1.08    $1.10       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  7        8        8        2       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2002)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period               $1.55    $1.31    $1.26    $1.07    $0.79    $1.00       --       --
Accumulation unit value at end of period                     $1.45    $1.55    $1.31    $1.26    $1.07    $0.79       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             11,900   10,097    9,125    1,935       72       20       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (03/01/2002)
Accumulation unit value at beginning of period               $1.00    $0.97    $0.96    $0.97    $0.99    $1.00       --       --
Accumulation unit value at end of period                     $1.03    $1.00    $0.97    $0.96    $0.97    $0.99       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              5,476    2,192    1,151      399       76       --       --       --
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2007 were
  2.78% and 2.82%, respectively.
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (03/01/2002)
Accumulation unit value at beginning of period               $1.10    $1.07    $1.07    $1.04    $1.01    $1.00       --       --
Accumulation unit value at end of period                     $1.14    $1.10    $1.07    $1.07    $1.04    $1.01       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             67,959   33,990    1,077      842      152       40       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   141

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.83    $1.55    $1.39    $1.20    $0.86    $1.08    $1.08    $1.00
Accumulation unit value at end of period                     $1.94    $1.83    $1.55    $1.39    $1.20    $0.86    $1.08    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                             35,371   27,624    9,764      608      392      325      144       40
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period               $1.02    $1.00       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.09    $1.02       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             35,149   26,599       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period               $1.25    $1.14    $1.07    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.27    $1.25    $1.14    $1.07       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,798       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.25    $1.14    $1.12    $1.02    $0.83    $0.90    $0.87    $1.00
Accumulation unit value at end of period                     $1.25    $1.25    $1.14    $1.12    $1.02    $0.83    $0.90    $0.87
Number of accumulation units outstanding at end of period
  (000 omitted)                                              6,703    8,935    4,144      855      325       80       90        8
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/01/2004)
Accumulation unit value at beginning of period               $1.18    $1.11    $1.10    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.19    $1.18    $1.11    $1.10       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             20,776    8,355        8       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/03/2000)
Accumulation unit value at beginning of period               $0.80    $0.70    $0.67    $0.65    $0.51    $0.67    $0.83    $1.00
Accumulation unit value at end of period                     $0.81    $0.80    $0.70    $0.67    $0.65    $0.51    $0.67    $0.83
Number of accumulation units outstanding at end of period
  (000 omitted)                                             14,409   15,807   17,584    7,616       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (08/30/2002)
Accumulation unit value at beginning of period               $1.40    $1.42    $1.31    $1.22    $1.02    $1.00       --       --
Accumulation unit value at end of period                     $1.56    $1.40    $1.42    $1.31    $1.22    $1.02       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                597      708      735      335       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.00       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                136       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (04/30/2004)
Accumulation unit value at beginning of period               $1.26    $1.11    $1.08    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.30    $1.26    $1.11    $1.08       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                367      227      227      174       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.15    $1.13    $1.13    $1.14    $1.14    $1.10    $1.05    $1.00
Accumulation unit value at end of period                     $1.19    $1.15    $1.13    $1.13    $1.14    $1.14    $1.10    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                              6,207    5,084    3,085    1,544    1,019      864      413       65
---------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period               $2.02    $1.54    $1.17    $1.00       --       --       --       --
Accumulation unit value at end of period                     $2.75    $2.02    $1.54    $1.17       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             10,106    9,010    5,172    1,070       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period               $1.56    $1.28    $1.14    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.73    $1.56    $1.28    $1.14       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 20       20       16        1       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (08/30/2002)
Accumulation unit value at beginning of period               $1.70    $1.49    $1.45    $1.26    $0.98    $1.00       --       --
Accumulation unit value at end of period                     $1.63    $1.70    $1.49    $1.45    $1.26    $0.98       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             36,774   36,888   18,912    3,700       73       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $0.85       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              7,208       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  142  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period               $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.12       --       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  8       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period               $2.14    $1.58    $1.37    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.74    $2.14    $1.58    $1.37       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                553      510      443      177       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (04/30/2004)
Accumulation unit value at beginning of period               $1.94    $1.44    $1.20    $1.00       --       --       --       --
Accumulation unit value at end of period                     $2.21    $1.94    $1.44    $1.20       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             10,278    8,406    4,181      858       --       --       --       --
*Effective June 1, 2008, the Fund will change its name to Wanger International.
---------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (04/30/2004)
Accumulation unit value at beginning of period               $1.34    $1.26    $1.15    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.39    $1.34    $1.26    $1.15       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             13,828    7,563    5,332      946       --       --       --       --
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
---------------------------------------------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.22    $1.10    $1.07    $1.00
Accumulation unit value at end of period                       $1.21    $1.22    $1.10    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        5        5        6
-----------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.17    $1.13    $1.06    $1.00
Accumulation unit value at end of period                       $1.28    $1.17    $1.13    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.34    $1.18    $1.10    $1.00
Accumulation unit value at end of period                       $1.45    $1.34    $1.18    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.02       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.04       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   22       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.22    $1.13    $1.07    $1.00
Accumulation unit value at end of period                       $1.31    $1.22    $1.13    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        1        1        1
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED SHARES PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                 $1.18    $1.08    $1.06    $1.00
Accumulation unit value at end of period                       $1.18    $1.18    $1.08    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.15       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                 $1.26    $1.10    $1.07    $1.00
Accumulation unit value at end of period                       $1.29    $1.26    $1.10    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   143

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                 2007       2006       2005     2004
-------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                    $1.80      $1.36      $1.19     $1.00
Accumulation unit value at end of period                          $1.85      $1.80      $1.36     $1.19
Number of accumulation units outstanding at end of period (000
  omitted)                                                           59         67         39         6
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                    $1.03      $1.04      $1.05     $1.00
Accumulation unit value at end of period                          $1.11      $1.03      $1.04     $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                          141        224        126        22
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --         --        --
Accumulation unit value at end of period                          $0.89         --         --        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period                    $1.00      $1.06      $1.06     $1.00
Accumulation unit value at end of period                          $1.18      $1.00      $1.06     $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                           91        149         50        --
-------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                    $1.29      $1.11      $1.09     $1.00
Accumulation unit value at end of period                          $1.20      $1.29      $1.11     $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                    $1.06      $1.00         --        --
Accumulation unit value at end of period                          $1.06      $1.06         --        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           42         70         --        --
-------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --         --        --
Accumulation unit value at end of period                          $1.12         --         --        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           43         --         --        --
-------------------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --         --        --
Accumulation unit value at end of period                          $1.13         --         --        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (04/30/2004)
Accumulation unit value at beginning of period                    $1.40      $1.20      $1.16     $1.00
Accumulation unit value at end of period                          $1.34      $1.40      $1.20     $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                           30         --         --        --
-------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --         --        --
Accumulation unit value at end of period                          $1.10         --         --        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS MIDCAP STOCK PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $1.26      $1.20      $1.13     $1.00
Accumulation unit value at end of period                          $1.25      $1.26      $1.20     $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $1.18      $1.04      $1.02     $1.00
Accumulation unit value at end of period                          $1.24      $1.18      $1.04     $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --         --        --
Accumulation unit value at end of period                          $1.09         --         --        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $1.49      $1.24      $1.14     $1.00
Accumulation unit value at end of period                          $1.51      $1.49      $1.24     $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --         --        --
Accumulation unit value at end of period                          $0.98         --         --        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           13         --         --        --
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  144  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                 2007       2006       2005     2004
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $1.37      $1.26      $1.10     $1.00
Accumulation unit value at end of period                          $1.58      $1.37      $1.26     $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                          177        296        101         8
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $1.10      $1.06      $1.03     $1.00
Accumulation unit value at end of period                          $1.37      $1.10      $1.06     $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $1.04      $1.03      $1.03     $1.00
Accumulation unit value at end of period                          $1.06      $1.04      $1.03     $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                          166        215        115        19
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $1.53      $1.40      $1.21     $1.00
Accumulation unit value at end of period                          $1.73      $1.53      $1.40     $1.21
Number of accumulation units outstanding at end of period (000
  omitted)                                                           38         39         16        --
-------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $1.47      $1.27      $1.10     $1.00
Accumulation unit value at end of period                          $1.68      $1.47      $1.27     $1.10
Number of accumulation units outstanding at end of period (000
  omitted)                                                            2          5          6         5
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $1.29      $1.11      $1.12     $1.00
Accumulation unit value at end of period                          $1.30      $1.29      $1.11     $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN RISING DIVIDENDS SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $1.26      $1.10      $1.09     $1.00
Accumulation unit value at end of period                          $1.20      $1.26      $1.10     $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $1.17      $1.10      $1.07     $1.00
Accumulation unit value at end of period                          $1.27      $1.17      $1.10     $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $1.36      $1.18      $1.09     $1.00
Accumulation unit value at end of period                          $1.38      $1.36      $1.18     $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                            6         16         --        --
-------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $1.21      $1.10      $1.16     $1.00
Accumulation unit value at end of period                          $1.31      $1.21      $1.10     $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                           64         78         39         8
-------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                    $1.42      $1.19      $1.12     $1.00
Accumulation unit value at end of period                          $1.42      $1.42      $1.19     $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $1.49      $1.32      $1.19     $1.00
Accumulation unit value at end of period                          $1.51      $1.49      $1.32     $1.19
Number of accumulation units outstanding at end of period (000
  omitted)                                                           58         65         28         3
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --         --        --
Accumulation unit value at end of period                          $0.93         --         --        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --         --        --
Accumulation unit value at end of period                          $1.05         --         --        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           55         --         --        --
-------------------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --         --        --
Accumulation unit value at end of period                          $1.03         --         --        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   145

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                 2007       2006       2005     2004
-------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                    $1.18      $1.07      $1.04     $1.00
Accumulation unit value at end of period                          $1.18      $1.18      $1.07     $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                    $1.19      $1.09      $1.08     $1.00
Accumulation unit value at end of period                          $1.21      $1.19      $1.09     $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                    $1.81      $1.41      $1.24     $1.00
Accumulation unit value at end of period                          $2.25      $1.81      $1.41     $1.24
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $1.14      $1.08      $1.06     $1.00
Accumulation unit value at end of period                          $1.27      $1.14      $1.08     $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                           57         87         48         8
-------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $1.47      $1.28      $1.15     $1.00
Accumulation unit value at end of period                          $1.53      $1.47      $1.28     $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $1.40      $1.25      $1.16     $1.00
Accumulation unit value at end of period                          $1.35      $1.40      $1.25     $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $1.12      $1.07      $1.07     $1.00
Accumulation unit value at end of period                          $1.20      $1.12      $1.07     $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                          120        136         68        12
-------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --         --        --
Accumulation unit value at end of period                          $1.03         --         --        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           46         --         --        --
-------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $1.14      $1.14      $1.03     $1.00
Accumulation unit value at end of period                          $1.11      $1.14      $1.14     $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $1.56      $1.25      $1.14     $1.00
Accumulation unit value at end of period                          $1.66      $1.56      $1.25     $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $1.42      $1.23      $1.18     $1.00
Accumulation unit value at end of period                          $1.21      $1.42      $1.23     $1.18
Number of accumulation units outstanding at end of period (000
  omitted)                                                            4         12         --        --
-------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $1.28      $1.24      $1.13     $1.00
Accumulation unit value at end of period                          $1.30      $1.28      $1.24     $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                    $1.00         --         --        --
Accumulation unit value at end of period                          $0.98         --         --        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           41         --         --        --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                    $1.22      $1.08      $1.09     $1.00
Accumulation unit value at end of period                          $1.26      $1.22      $1.08     $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  146  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                 2007       2006       2005     2004
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                    $1.40      $1.19      $1.15     $1.00
Accumulation unit value at end of period                          $1.30      $1.40      $1.19     $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                           56         72         43         5
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (04/30/2004)
Accumulation unit value at beginning of period                    $1.02      $0.99      $0.99     $1.00
Accumulation unit value at end of period                          $1.04      $1.02      $0.99     $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --          7          4        --
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund
  at Dec. 31, 2007 were 2.29% and 2.32%, respectively.
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                    $1.05      $1.03      $1.03     $1.00
Accumulation unit value at end of period                          $1.08      $1.05      $1.03     $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                           66         40         --        --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (04/30/2004)
Accumulation unit value at beginning of period                    $1.50      $1.28      $1.15     $1.00
Accumulation unit value at end of period                          $1.58      $1.50      $1.28     $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                          160        181         83        --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period                    $1.02      $1.00         --        --
Accumulation unit value at end of period                          $1.08      $1.02         --        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           38         29         --        --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                    $1.23      $1.13      $1.07     $1.00
Accumulation unit value at end of period                          $1.24      $1.23      $1.13     $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                    $1.19      $1.10      $1.08     $1.00
Accumulation unit value at end of period                          $1.19      $1.19      $1.10     $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                           38         55         30         4
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/01/2004)
Accumulation unit value at beginning of period                    $1.17      $1.10      $1.09     $1.00
Accumulation unit value at end of period                          $1.17      $1.17      $1.10     $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                           31         14         --        --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (04/30/2004)
Accumulation unit value at beginning of period                    $1.23      $1.09      $1.05     $1.00
Accumulation unit value at end of period                          $1.24      $1.23      $1.09     $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                            2         14         21        19
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                    $1.12      $1.15      $1.06     $1.00
Accumulation unit value at end of period                          $1.25      $1.12      $1.15     $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --          1          1         1
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --         --        --
Accumulation unit value at end of period                          $0.99         --         --        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (04/30/2004)
Accumulation unit value at beginning of period                    $1.24      $1.10      $1.08     $1.00
Accumulation unit value at end of period                          $1.28      $1.24      $1.10     $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (04/30/2004)
Accumulation unit value at beginning of period                    $1.00      $0.99      $0.99     $1.00
Accumulation unit value at end of period                          $1.03      $1.00      $0.99     $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --          9          5        --
-------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                    $2.00      $1.52      $1.16     $1.00
Accumulation unit value at end of period                          $2.70      $2.00      $1.52     $1.16
Number of accumulation units outstanding at end of period (000
  omitted)                                                           32         46         24         3
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   147

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                 2007       2006       2005     2004
-------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                    $1.54      $1.27      $1.14     $1.00
Accumulation unit value at end of period                          $1.70      $1.54      $1.27     $1.14
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $1.30      $1.15      $1.13     $1.00
Accumulation unit value at end of period                          $1.24      $1.30      $1.15     $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                          192        235        119        13
-------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --         --        --
Accumulation unit value at end of period                          $0.84         --         --        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           11         --         --        --
-------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                    $1.00         --         --        --
Accumulation unit value at end of period                          $1.12         --         --        --
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --         --         --        --
-------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                    $2.11      $1.57      $1.37     $1.00
Accumulation unit value at end of period                          $1.71      $2.11      $1.57     $1.37
Number of accumulation units outstanding at end of period (000
  omitted)                                                           --          3          3         3
-------------------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (04/30/2004)
Accumulation unit value at beginning of period                    $1.91      $1.42      $1.20     $1.00
Accumulation unit value at end of period                          $2.17      $1.91      $1.42     $1.20
Number of accumulation units outstanding at end of period (000
  omitted)                                                           46         61         32         3
*Effective June 1, 2008, the Fund will change its name to Wanger International.
-------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (04/30/2004)
Accumulation unit value at beginning of period                    $1.32      $1.25      $1.15     $1.00
Accumulation unit value at end of period                          $1.36      $1.32      $1.25     $1.15
Number of accumulation units outstanding at end of period (000
  omitted)                                                           49         56         28         4
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

  148  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


--------------------------------------------------------------------------------

            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   149

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--------------------------------------------------------------------------------

  150  RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                       THIS PAGE LEFT BLANK INTENTIONALLY

--------------------------------------------------------------------------------

            RIVERSOURCE ACCESSCHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   151

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


273416 J (5/08)

PROSPECTUS


MAY 1, 2008


EVERGREEN

PATHWAYS(SM) VARIABLE ANNUITY

CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW EVERGREEN PATHWAYS(SM) VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.


This prospectus contains information that you should know before investing in RiverSource Evergreen Pathways Variable Annuity Contract Option L and Contract Option C. The information in this prospectus applies to both contracts unless stated otherwise.


Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
Evergreen Variable Annuity Trust - Class 2
Fidelity(R) Variable Insurance Products - Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2
MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares
Putnam Variable Trust - Class IB Shares

RiverSource Variable Series Trust (RVST) formerly known as   RiverSource
Variable Portfolio Funds

Van Kampen Life Investment Trust - Class II Shares
The Universal Institutional Funds, Inc. - Class I Shares

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

--------------------------------------------------------------------------------
                           EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   1

TABLE OF CONTENTS


KEY TERMS.......................................   3
THE CONTRACT IN BRIEF...........................   5
EXPENSE SUMMARY.................................   7
CONDENSED FINANCIAL INFORMATION (UNAUDITED).....  11
FINANCIAL STATEMENTS............................  11
THE VARIABLE ACCOUNT AND THE FUNDS..............  11
THE GUARANTEE PERIOD ACCOUNTS (GPAS)............  19
THE FIXED ACCOUNT...............................  21
BUYING YOUR CONTRACT............................  22
CHARGES.........................................  24
VALUING YOUR INVESTMENT.........................  27
MAKING THE MOST OF YOUR CONTRACT................  28
WITHDRAWALS.....................................  33
TSA -- SPECIAL PROVISIONS.......................  34
CHANGING OWNERSHIP..............................  34
BENEFITS IN CASE OF DEATH.......................  34
OPTIONAL BENEFITS...............................  38
THE ANNUITY PAYOUT PERIOD.......................  46
TAXES...........................................  48
VOTING RIGHTS...................................  50
SUBSTITUTION OF INVESTMENTS.....................  51
ABOUT THE SERVICE PROVIDERS.....................  51
ADDITIONAL INFORMATION..........................  52
APPENDIX: CONDENSED FINANCIAL
  INFORMATION (UNAUDITED).......................  54
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION...........  61


--------------------------------------------------------------------------------
  2  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract, that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.


CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the Guarantee Period will receive a market value adjustment, which may result in a gain or loss of principal.



MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and RiverSource Life refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each

--------------------------------------------------------------------------------
                           EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   3
valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
  4  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


This prospectus describes two contracts. Contract Option L offers a four year withdrawal charge schedule and investment options in the GPAs, one-year fixed account and/or the subaccounts. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee and and allows investments in the subaccounts only(1). Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest.



PURPOSE: The purpose of these contracts is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. For contract Option L, you may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts. For contract Option C, you may allocate purchase payments to the subaccounts. These accounts, in turn, may earn returns that increase the value of a contract. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.

FREE LOOK PERIOD: You may return your contract to your investment professional or to our administrative office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Generally, you may allocate purchase payments to the GPAs, one-year fixed account and/or the subaccounts, depending on the contract option you select.

If you select contract Option L, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")



- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (see "The Guarantee Period Accounts
  (GPAs)")



- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (see "The Fixed
  Account -- One-Year Fixed Account")


If you select contract Option C, you may allocate purchase payments to the subaccounts only.


We no longer offer new contracts. However, you have the option of making additional purchase payments in the future.



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (see "Making the Most of Your Contract - Transferring Among Accounts")


ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity

--------------------------------------------------------------------------------
                           EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   5
payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (see "The Annuity Payout Period")



OPTIONAL BENEFITS: These contracts offer optional features that are available for additional charges if you meet certain criteria. (see "Optional Benefits")



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (see "Benefits in Case of Death")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including an IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (see "Withdrawals")



TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (see "Taxes")


--------------------------------------------------------------------------------
  6  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSE THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of the amount withdrawn)

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

                            CONTRACT YEAR FOR    WITHDRAWAL CHARGE
                            CONTRACT OPTION L       PERCENTAGE
                                    1-2                  8%
                                     3                   7
                                     4                   6
                                   5 and later           0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. For contract Option L, the discount rate we use in the calculation will be 5.45% if the assumed investment rate is 3.5% and 6.95% if the assumed investment rate is 5%. For contract Option C, the discount rate we use in the calculation will be 5.55% if the assumed investment rate is 3.5% and 7.05% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE EITHER CONTRACT OPTION L OR OPTION C AND THE DEATH BENEFIT GUARANTEE PROVIDED. THE COMBINATION YOU CHOOSE DETERMINES THE FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

                                                       VARIABLE ACCOUNT             TOTAL MORTALITY AND           TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION L AND:                 ADMINISTRATIVE CHARGE           EXPENSE RISK FEE            ACCOUNT EXPENSES
 ROP death benefit                                           0.15%                         1.25%                       1.40%
 MAV death benefit                                           0.15                          1.35                        1.50
 EDB                                                         0.15                          1.55                        1.70

IF YOU SELECT CONTRACT OPTION C AND:
 ROP death benefit                                           0.15                          1.35                        1.50
 MAV death benefit                                           0.15                          1.45                        1.60
 EDB                                                         0.15                          1.65                        1.80

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $40

(We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.)


 BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT             0.25%*
 PROTECTOR) FEE


(As a percentage of the contract value charged annually on the contract anniversary.)


 BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT        0.40%*
 PROTECTOR PLUS) FEE


(As a percentage of the contract value charged annually on the contract anniversary.)


 GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE            0.70%**


(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)

*    This fee applies only if you elect this optional feature.
** For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB -- 0.30%.

--------------------------------------------------------------------------------
                           EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   7

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                  0.60%                         1.31%



(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us and/or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.



TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 AIM V.I. Basic Value Fund, Series II      0.67%          0.25%          0.29%               --%                    1.21%
 Shares
 AIM V.I. Capital Appreciation Fund,       0.61           0.25           0.27                --                     1.13
 Series II Shares
 AIM V.I. Capital Development Fund,        0.75           0.25           0.31                --                     1.31(1)
 Series II Shares
 AllianceBernstein VPS Global              0.75           0.25           0.17                --                     1.17
 Technology Portfolio (Class B)
 AllianceBernstein VPS Growth and          0.55           0.25           0.04                --                     0.84
 Income Portfolio (Class B)
 AllianceBernstein VPS Large Cap           0.75           0.25           0.07                --                     1.07
 Growth Portfolio (Class B)
 Evergreen VA Balanced Fund - Class 2      0.30           0.25           0.22              0.02                     0.79
 (effective May 30, 2008, the Fund
 will change its name to Evergreen VA
 Diversified Capital Builder
 Fund - Class 2)
 Evergreen VA Core Bond Fund - Class 2     0.32           0.25           0.25              0.03                     0.85
 Evergreen VA Diversified Income           0.40           0.25           0.24              0.01                     0.90
 Builder Fund - Class 2
 (previously Evergreen VA Strategic
 Income Fund -- Class 2)
 Evergreen VA Fundamental Large Cap        0.58           0.25           0.17                --                     1.00
 Fund - Class 2
 Evergreen VA Growth Fund - Class 2        0.70           0.25           0.20              0.01                     1.16
 Evergreen VA High Income Fund - Class     0.50           0.25           0.30              0.01                     1.06
 2
 Evergreen VA International Equity         0.39           0.25           0.24                --                     0.88
 Fund - Class 2
 Evergreen VA Omega Fund - Class 2         0.52           0.25           0.19                --                     0.96
 Evergreen VA Special Values               0.78           0.25           0.18              0.01                     1.22
 Fund - Class 2
 Fidelity(R) VIP Contrafund(R)             0.56           0.25           0.09                --                     0.90
 Portfolio Service Class 2
 Fidelity(R) VIP Growth Portfolio          0.56           0.25           0.09                --                     0.90
 Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio         0.56           0.25           0.10                --                     0.91
 Service Class 2
 FTVIPT Franklin Small Cap Value           0.51           0.25           0.15              0.02                     0.93(2)
 Securities Fund - Class 2
 FTVIPT Mutual Shares Securities           0.59           0.25           0.13                --                     0.97
 Fund - Class 2
 FTVIPT Templeton Foreign Securities       0.63           0.25           0.14              0.02                     1.04(2)
 Fund - Class 2
 MFS(R) New Discovery Series - Service     0.90           0.25           0.11                --                     1.26
 Class
 MFS(R) Total Return Series - Service      0.75           0.25           0.08                --                     1.08(3)
 Class
 MFS(R) Utilities Series - Service         0.75           0.25           0.10                --                     1.10(3)
 Class
 Oppenheimer Capital Appreciation          0.64           0.25           0.02                --                     0.91
 Fund/VA, Service Shares
 Oppenheimer Global Securities             0.62           0.25           0.02                --                     0.89
 Fund/VA, Service Shares
 Oppenheimer Main Street Small Cap         0.70           0.25           0.02                --                     0.97
 Fund/VA, Service Shares


--------------------------------------------------------------------------------
  8  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 Oppenheimer Strategic Bond Fund/VA,       0.57%          0.25%          0.02%             0.02%                    0.86%(4)
 Service Shares
 Putnam VT Growth and Income               0.50           0.25           0.05                --                     0.80
 Fund - Class IB Shares
 Putnam VT Health Sciences                 0.70           0.25           0.13                --                     1.08
 Fund - Class IB Shares
 Putnam VT International Equity            0.73           0.25           0.11              0.01                     1.10
 Fund - Class IB Shares
 RVST RiverSource(R) Partners Variable     0.97           0.13           0.18                --                     1.28(5)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable              0.33           0.13           0.14                --                     0.60
 Portfolio - Cash Management Fund
 RVST RiverSource(R) Variable              0.45           0.13           0.16                --                     0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.14                --                     0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                     0.86
 Portfolio - Large Cap Equity Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                     0.86
 Portfolio - Mid Cap Growth Fund
 RVST RiverSource(R) Variable              0.48           0.13           0.18                --                     0.79
 Portfolio - Short Duration U.S.
 Government Fund
 Van Kampen Life Investment Trust          0.56           0.25           0.03                --                     0.84
 Comstock Portfolio, Class II Shares
 Van Kampen Life Investment Trust          0.56           0.25           0.04                --                     0.85
 Growth and Income Portfolio, Class II
 Shares
 Van Kampen UIF U.S. Real Estate           0.74             --           0.30                --                     1.04
 Portfolio, Class I Shares



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.30% for AIM V.I. Capital Development Fund, Series II Shares.


(2) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.91% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and 1.02% for FTVIPT Templeton Foreign Securities Fund -- Class 2.


(3) MFS has agreed in writing to reduce its management fee to 0.65% for MFS Total Return Series annually on average daily net assets in excess of $3 billion and 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 1.05% for MFS Total Return Series - Service Class and 1.07% for MFS Utilities Series - Service Class. This written agreement will remain in effect until modified by the Fund's Board of Trustees.


(4) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.


(5) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund.


--------------------------------------------------------------------------------
                           EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   9

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the EDB and the GMIB. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                         IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                   AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS    10 YEARS
 Contract Option L with EDB       $1,193      $1,898      $1,995      $4,186           $384       $1,174      $1,995     $4,186
 Contract Option C with EDB          394       1,202       2,041       4,271            394        1,202       2,041      4,271


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and do not select any optional benefits. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Contract Option L with ROP
 death benefit                   $1,031      $1,403      $1,098      $2,367           $207        $640       $1,098      $2,367
 Contract Option C with ROP
 death benefit                      217         669       1,147       2,465            217         669        1,147       2,465



(1) In these examples, the $40 contract administrative charge is approximated as a .021% charge for Option L and a .014% charge for Option C. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


--------------------------------------------------------------------------------
  10  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest variable account combinations in the Appendix.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Series Trust funds are generally more profitable for us and our


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                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   11
  affiliates (see "Revenue we receive from the funds may create conflicts of interest"). These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.


- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

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  12  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

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                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   13

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:


INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
AIM V.I. Basic Value Fund,    Long-term growth of capital. Invests at least     Invesco Aim Advisors, Inc. adviser,
Series II Shares              65% of its total assets in equity securities of   advisory entities affiliated with
                              U.S. issuers that have market capitalizations of  Invesco Aim Advisors, Inc., greater than $500 million and are believed to be  subadvisers.
                              undervalued in relation to long-term earning
                              power or other factors. The Fund may invest up
                              to 25% of its total assets in foreign
                              securities.
AIM V.I. Capital              Growth of capital. Invests principally in common  Invesco Aim Advisors, Inc. adviser,
Appreciation Fund, Series II  stocks of companies likely to benefit from new    advisory entities affiliated with
Shares                        or innovative products, services or processes as  Invesco Aim Advisors, Inc.,
                              well as those with above-average long-term        subadvisers.
                              growth and excellent prospects for future
                              growth. The Fund can invest up to 25% of its
                              total assets in foreign securities that involve
                              risks not associated with investing solely in
                              the United States.
AIM V.I. Capital Development  Long-term growth of capital. Invests primarily    Invesco Aim Advisors, Inc. adviser,
Fund, Series II Shares        in securities (including common stocks,           advisory entities affiliated with
                              convertible securities and bonds) of small- and   Invesco Aim Advisors, Inc.,
                              medium-sized companies. The Fund may invest up    subadvisers.
                              to 25% of its total assets in foreign
                              securities.
AllianceBernstein VPS Global  Long-term growth of capital. The Fund invests at  AllianceBernstein L.P.
Technology Portfolio (Class   least 80% of its net assets in securities of
B)                            companies that use technology extensively in the
                              development of new or improved products or
                              processes. Invests in a global portfolio of
                              securities of U.S. and foreign companies
                              selected for their growth potential.
AllianceBernstein VPS Growth  Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
and Income Portfolio (Class   in the equity securities of domestic companies
B)                            that the Advisor deems to be undervalued.
AllianceBernstein VPS Large   Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
Cap Growth Portfolio (Class   in equity securities of U.S. companies. Unlike
B)                            most equity funds, the Portfolio focuses on a
                              relatively small number of intensively
                              researched companies.
Evergreen VA Balanced         Capital growth and current income. The Fund       Evergreen Investment Management
Fund - Class 2                seeks to achieve its goal by investing in a       Company, LLC, adviser; Tattersall
(effective May 30, 2008, the  combination of equity and debt securities. Under  Advisory Group, Inc., subadviser.
Fund will change its name to  normal conditions, the Fund will invest at least
Evergreen VA Diversified      25% of its assets in debt securities and the
Capital Builder Fund - Class  remainder in equity securities.
2)
                              Effective May 30, 2008:
                              The Fund seeks to achieve its goal by investing
                              in a combination of equity and debt securities.
                              The Fund generally expects to invest
                              approximately 10% to 30% of its assets in fixed
                              income securities.


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  14  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Evergreen VA Core Bond        Maximize total return through a combination of    Evergreen Investment Management
Fund - Class 2                current income and capital growth. The Fund       Company, LLC, adviser; Tattersall
                              invests primarily in U.S. dollar denominated      Advisory Group, Inc., subadviser.
                              investment grade debt securities including debt
                              securities issued or guaranteed by the U.S.
                              Treasury or by an agency or instrumentality of
                              the U.S. Government, corporate bonds,
                              mortgage-backed securities, asset-backed
                              securities, and other income producing
                              securities.
Evergreen VA Diversified      High current income from interest on debt         Evergreen Investment Management
Income Builder Fund - Class   securities with a secondary objective of          Company, LLC, adviser; Evergreen
2                             potential for growth of capital in selecting      International Advisors, subadviser.
                              securities. The Fund seeks to achieve its goal
(previously Evergreen VA      by investing primarily in domestic below
Strategic Income Fund -       investment grade bonds and other debt securities
Class 2)                      (which may be denominated in U.S. dollars or in
                              non-U.S. currencies) of foreign governments and
                              foreign corporations.
Evergreen VA Fundamental      Capital growth with the potential for current     Evergreen Investment Management
Large Cap Fund - Class 2      income. Invests primarily in common stocks of     Company, LLC
                              large U.S. companies whose market
                              capitalizations measured at time of purchase
                              fall within the market capitalization range of
                              the companies tracked by the Russell 1000(R)
                              Index.
Evergreen VA Growth           Long-term capital growth. The Fund seeks to       Evergreen Investment Management
Fund - Class 2                achieve its goal by investing at least 75% of     Company, LLC
                              its assets in common stocks of small- and
                              medium-sized companies whose market
                              capitalizations measured at time of purchase
                              falls within the market capitalization range of
                              the companies tracked by the Russell 2000(R)
                              Growth Index.
Evergreen VA High Income      High level of current income, with capital        Evergreen Investment Management
Fund - Class 2                growth as secondary objective. The Fund seeks to  Company, LLC achieve its goal by investing primarily in both
                              low-rated and high-rated fixed-income
                              securities, including debt securities,
                              convertible securities, and preferred stocks
                              that are consistent with its primary investment
                              objective of high current income.
Evergreen VA International    Long-term capital growth, with modest income as   Evergreen Investment Management
Equity Fund - Class 2         a secondary objective. The Fund seeks to achieve  Company, LLC its goal by investing primarily in equity
                              securities issued by established, quality
                              non-U.S. companies located in countries with
                              developed markets and may purchase securities
                              across all market capitalizations. The Fund may
                              also invest in emerging markets.
Evergreen VA Omega            Long-term capital growth. Invests primarily in    Evergreen Investment Management
Fund - Class 2                common stocks and securities convertible into     Company, LLC
                              common stocks of U.S. companies across all
                              market capitalizations.
Evergreen VA Special Values   Capital growth in the value of its shares. The    Evergreen Investment Management
Fund - Class 2                Fund seeks to achieve its goal by investing at    Company, LLC
                              least 80% of its assets in common stocks of
                              small U.S. companies whose market
                              capitalizations measured at the time of purchase
                              fall within the market capitalization range of
                              the companies tracked by the Russell 2000(R)
                              Index.


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                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   15

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Fidelity(R) VIP               Long-term capital appreciation. Normally invests  Fidelity Management & Research Company
Contrafund(R) Portfolio       primarily in common stocks. Invests in            (FMR), investment manager; FMR U.K. and
Service Class 2               securities of companies whose value it believes   FMR Far East, sub-advisers.
                              is not fully recognized by the public. Invests
                              in either "growth" stocks or "value" stocks or
                              both. The fund invests in domestic and foreign
                              issuers.
Fidelity(R) VIP Growth        Achieve capital appreciation. Normally invests    Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Invests in companies  (FMR), investment manager; FMR U.K.,
                              that it believes have above-average growth        FMR Far East, sub-advisers.
                              potential (stocks of these companies are often
                              called "growth" stocks). The Fund invests in
                              domestic and foreign issuers.
Fidelity(R) VIP Mid Cap       Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Normally invests at   (FMR), investment manager; FMR U.K.,
                              least 80% of assets in securities of companies    FMR Far East, sub-advisers.
                              with medium market capitalizations. May invest
                              in companies with smaller or larger market
                              capitalizations. Invests in domestic and foreign
                              issuers. The Fund invests in either "growth" or
                              "value" common stocks or both.
FTVIPT Franklin Small Cap     Long-term total return. The Fund normally         Franklin Advisory Services, LLC
Value Securities              invests at least 80% of its net assets in
Fund - Class 2                investments of small capitalization companies,
                              and normally invests predominantly in equity
                              securities. The Fund invests mainly in equity
                              securities of companies that the manager
                              believes are undervalued.
FTVIPT Mutual Shares          Capital appreciation, with income as a secondary  Franklin Mutual Advisers, LLC
Securities Fund - Class 2     goal. The Fund normally invests primarily in
                              equity securities of companies that the manager
                              believes are undervalued. The Fund also invests,
                              to a lesser extent in risk arbitrage securities
                              and distressed companies.
FTVIPT Templeton Foreign      Long-term capital growth. The Fund normally       Templeton Investment Counsel, LLC
Securities Fund - Class 2     invests at least 80% of its net assets in
                              investments of issuers located outside the U.S.,
                              including those in emerging markets, and
                              normally invests predominantly in equity
                              securities.
MFS(R) New Discovery          Capital appreciation. Invests in stocks of        MFS Investment Management(R)
Series - Service Class        companies MFS believes to have above average
                              earnings growth potential compared to other
                              companies (growth companies). Growth companies
                              tend to have stock prices that are high relative
                              to their earnings, dividends, book value, or
                              other financial measures. The Fund generally
                              focuses on companies with small capitalizations.
MFS(R) Total Return           Total return. Invests primarily in equity and     MFS Investment Management(R)
Series - Service Class        fixed income securities. MFS invests between 40%
                              and 75% of the fund's net assets in equity
                              securities and at least 25% of the fund's total
                              assets in fixed-income senior securities.
MFS(R) Utilities Series -     Total return. Normally invests at least 80% of    MFS Investment Management(R)
Service Class                 the fund's net assets in securities of issuers
                              in the utilities industry. The Fund's assets may
                              be invested in companies of any size.


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  16  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Oppenheimer Capital           Capital appreciation by investing in securities   OppenheimerFunds, Inc.
Appreciation Fund/VA,         of well- known, established companies.
Service Shares
Oppenheimer Global            Long-term capital appreciation. Invests mainly    OppenheimerFunds, Inc.
Securities Fund/VA, Service   in common stocks of U.S. and foreign issuers
Shares                        that are "growth-type" companies, cyclical
                              industries and special situations that are
                              considered to have appreciation possibilities.
Oppenheimer Main Street       Capital appreciation. Invests mainly in common    OppenheimerFunds, Inc.
Small Cap Fund/VA, Service    stocks of small-capitalization U.S. companies
Shares                        that the fund's investment manager believes have
                              favorable business trends or prospects.
Oppenheimer Strategic Bond    High level of current income principally derived  OppenheimerFunds, Inc.
Fund/VA, Service Shares       from interest on debt securities. Invests mainly
                              in three market sectors: debt securities of
                              foreign governments and companies, U.S.
                              government securities and lower-rated high yield
                              securities of U.S. and foreign companies.
Putnam VT Growth and Income   Capital growth and current income. The fund       Putnam Investment Management, LLC
Fund - Class IB Shares        pursues its goal by investing mainly in common
                              stocks of U.S. companies, with a focus on value
                              stocks that offer the potential for capital
                              growth, current income or both.
Putnam VT Health Sciences     Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Fund - Class IB Shares        by investing mainly in common stocks of
                              companies in the health sciences industries,
                              with a focus on growth stocks. Under normal
                              circumstances, the fund invests at least 80% of
                              its net assets in securities of (a) companies
                              that derive at least 50% of their assets,
                              revenues or profits from the pharmaceutical,
                              health care services, applied research and
                              development and medical equipment and supplies
                              industries, or (b) companies Putnam Management
                              thinks have the potential for growth as a result
                              of their particular products, technology,
                              patents or other market advantages in the health
                              sciences industries.
Putnam VT International       Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Equity Fund - Class IB        by investing mainly in common stocks of
Shares                        companies outside the United States that Putnam
                              Management believes have favorable investment
                              potential. Under normal circumstances, the fund
                              invests at least 80% of its net assets in equity
                              investments.
RVST RiverSource Partners     Long-term capital appreciation. Under normal      RiverSource Investments, LLC, adviser;
Variable Portfolio - Small    market conditions, at least 80% of the Fund's     River Road Asset Management, LLC,
Cap Value Fund                net assets will be invested in small cap          Donald Smith & Co., Inc., Franklin
                              companies with market capitalization, at the      Portfolio Associates LLC, Barrow,
(previously RiverSource       time of investment, of up to $2.5 billion or      Hanley, Mewhinney & Strauss, Inc. and
Variable Portfolio - Small    that fall within the range of the Russell         Denver Investment Advisors LLC,
Cap Value Fund)               2000(R) Value Index. The Fund may invest up to    subadvisers.
                              25% of its net assets in foreign investments.


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                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   17

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     Maximum current income consistent with liquidity  RiverSource Investments, LLC
Portfolio - Cash Management   and stability of principal. Invests primarily in
Fund                          money market instruments, such as marketable
                              debt obligations issued by corporations or the
                              U.S. government or its agencies, bank
                              certificates of deposit, bankers' acceptances,
                              letters of credit, and commercial paper,
                              including asset-backed commercial paper.
RVST RiverSource Variable     High level of current income while attempting to  RiverSource Investments, LLC
Portfolio - Diversified Bond  conserve the value of the investment for the
Fund                          longest period of time. Under normal market
                              conditions, the Fund invests at least 80% of its
                              net assets in bonds and other debt securities.
                              At least 50% of the Fund's net assets will be
                              invested in securities like those included in
                              the Lehman Brothers Aggregate Bond Index
                              (Index), which are investment grade and
                              denominated in U.S. dollars. The Index includes
                              securities issued by the U.S. government,
                              corporate bonds, and mortgage- and asset-backed
                              securities. Although the Fund emphasizes high-
                              and medium-quality debt securities, it will
                              assume some credit risk to achieve higher yield
                              and/or capital appreciation by buying
                              lower-quality (junk) bonds. The Fund may invest
                              up to 25% of its net assets in foreign
                              investments, which may include instruments in
                              emerging markets.
RVST RiverSource Variable     High level of current income and, as a secondary  RiverSource Investments, LLC
Portfolio - Diversified       goal, steady growth of capital. Under normal
Equity Income Fund            market conditions, the Fund invests at least 80%
                              of its net assets in dividend- paying common and
                              preferred stocks. The Fund may invest up to 25%
                              of its net assets in foreign investments.
RVST RiverSource Variable     Capital appreciation. Under normal market         RiverSource Investments, LLC
Portfolio - Large Cap Equity  conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with market capitalization greater than $5
                              billion at the time of purchase. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.
RVST RiverSource Variable     Growth of capital. Under normal market            RiverSource Investments, LLC
Portfolio - Mid Cap Growth    conditions, the Fund invests at least 80% of its
Fund                          net assets at the time of purchase in equity
                              securities of mid capitalization companies. The
                              investment manager defines mid-cap companies as
                              those whose market capitalization (number of
                              shares outstanding multiplied by the share
                              price) falls within the range of the Russell
                              Midcap(R) Growth Index.
RVST RiverSource Variable     High level of current income and safety of        RiverSource Investments, LLC
Portfolio - Short Duration    principal consistent with investment in U.S.
U.S. Government Fund          government and government agency securities.
                              Under normal market conditions, at least 80% of
                              the Fund's net assets are invested in securities
                              issued or guaranteed as to principal and
                              interest by the U.S. government, its agencies or
                              instrumentalities.


--------------------------------------------------------------------------------
  18  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Van Kampen Life Investment    Capital growth and income through investments in  Van Kampen Asset Management
Trust Comstock Portfolio,     equity securities, including common stocks,
Class II Shares               preferred stocks and securities convertible into
                              common and preferred stocks. The Portfolio
                              emphasizes value style of investing seeking
                              well-established, undervalued companies believed
                              by the Portfolio's investment adviser to posses
                              the potential for capital growth and income.
Van Kampen Life Investment    Long-term growth of capital and income. The       Van Kampen Asset Management
Trust Growth and Income       portfolio seeks to achieve its investment
Portfolio, Class II Shares    objective by investing primarily in income
                              producing equity securities, including common
                              stocks and convertible securities, and non-
                              convertible preferred stocks and debt
                              securities.
Van Kampen UIF U.S. Real      Above-average current income and long-term        Morgan Stanley Investment Management
Estate Portfolio, Class I     capital appreciation by investing primarily in    Inc., doing business as Van Kampen.
Shares                        equity securities of companies in the U.S. real
                              estate industry, including real estate
                              investment trusts. Non-diversified Portfolio
                              that invests primarily in equity securities of
                              companies in the U.S. real estate industry,
                              including real estate investment trusts.


THE GUARANTEE PERIOD ACCOUNTS (GPAS)

Investment in the GPA is not available under contract Option C.(1)

The GPAs may not be available in some states.


For contract Option L, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin.


Each GPA pays an interest rate that is declared when you allocate money to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life Annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below). During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   19

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

(1) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs for contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply a MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive

GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUME:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

--------------------------------------------------------------------------------
  20  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(N/12)  - 1] = MVA
                                    1 + J + .001

      Where   i = rate earned in the GPA from which amounts are being
                  transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                  remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                  (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and you have begun your fourth contract year at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges on contract Option L, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge for contract Option
L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy.


THE FIXED ACCOUNT



The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed


--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   21
minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.



The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.



ONE-YEAR FIXED ACCOUNT


Investment in the one-year fixed account is not available for contract Option C.(1)


For contract Option L, you may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year.



There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (see "Making the Most of Your
Contract -- Transfer policies")


Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(1) Restriction of investment in the GPAs for contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.

BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. Generally, you can own different contracts with the same underlying funds. These contracts have different mortality and expense risk fees, withdrawal charges and may offer purchase payment credits. For information on these contracts, please call us at the telephone number listed on the first page of this prospectus or ask your investment professional.

You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

- contract Option L or Option C;

- a death benefit option(1);


- the optional Benefit Protector Death Benefit Rider(2);



- the optional Benefit Protector Plus Death Benefit Rider(2);


- the optional Guaranteed Minimum Income Benefit Rider(3);

- the GPAs, the one-year fixed account and/or subaccounts in which you want to invest(4);

- how you want to make purchase payments; and

- a beneficiary.

(1) If you and the annuitant are 79 or younger at contract issue, you may select from either the ROP death benefit, MAV death benefit or EDB. If you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. EDB may not be available in all states.

(2)  Not available with the EDB. May not be available in all states.

(3) Available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. May not be available in all states.
(4) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs and one-year fixed account under contract Option C has been filed in the various states in which the contract is offered. Please check with your sales representative to determine whether this restriction applies to your state. Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania, or Washington and may not be available in other states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts

--------------------------------------------------------------------------------
  22 EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the GPAs and the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.


We apply your purchase payments to the GPAs, one-year fixed account and subaccounts you select. If we receive your purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive your purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts are scheduled to begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75 or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   23

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

 If paying by SIP:                                   $50 initial payment.
                                                     $50 for additional payments.
 If paying by any other method:                      $10,000 initial payment.
                                                     $100 for additional payments.
MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*
                                                     $1,000,000 for issue ages up to 85.
                                                     $100,000 for issue ages 86 to 90.

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES


CONTRACT ADMINISTRATIVE CHARGE



We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary or earlier if the contract is withdrawn. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the GPAs or the one-year fixed account.


We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct this charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot


--------------------------------------------------------------------------------
  24 EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS increase these fees. These fees are based on the contract you select (either Option L or Option C) and the death benefit that applies to your contract:

                                                                                                                    CONTRACT
                                                                        CONTRACT OPTION L                           OPTION C
 ROP death benefit:                                                           1.25%                                   1.35%
 MAV death benefit:                                                           1.35                                    1.45
 EDB:                                                                         1.55                                    1.65


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee.



We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L discussed below will cover sales and distribution expenses.

WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

If you select contract Option L and you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if you make a withdrawal in the first four contract years. You may withdraw amounts totaling up to 10% of your prior anniversary's contract value free of charge during the first four years of your contract. (We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.) We do not assess a withdrawal charge on this amount. The withdrawal charge percentages that apply to you are shown below and are stated in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period are generally subject to a MVA. (See "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA).")

CONTRACT YEAR FOR  WITHDRAWAL CHARGE
CONTRACT OPTION L     PERCENTAGE
       1-2                 8%
        3                  7
        4                  6
       5 and
 later                     0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE: Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:

    AMOUNT REQUESTED             $1,000
-------------------------  OR    ------  = $1,075.27
1.00 - WITHDRAWAL CHARGE          .93

By applying the 7% withdrawal charge to $1,075.27, the withdrawal charge is $75.27. We pay you the $1,000 you requested. If you make a full withdrawal of your contract, we also will deduct the applicable contract administrative charge.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. For contract Option L, the discount rate we use in the calculation will be 5.45% if the assumed investment rate is 3.5% and 6.95% if

--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   25
the assumed investment rate is 5%. For contract Option C, the discount rate we use in the calculation will be 5.55% if the assumed investment rate is 3.5% and 7.05% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period; and

- death benefits.

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

- Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


OPTIONAL DEATH BENEFIT CHARGES



BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and one-year fixed account in the same proportion your interest in each account bears to your total contract value.

--------------------------------------------------------------------------------
  26  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



OPTIONAL LIVING BENEFIT CHARGES


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE*

We charge a fee (currently 0.70%) based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin.


* For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB -- 0.30%.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;

- plus interest credited;

- minus the sum of amounts withdrawn after the MVA (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Benefit Protector rider;



  - Benefit Protector Plus rider; and/or


  - Guaranteed Minimum Income Benefit rider.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or a fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   27

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

- the fee for any of the following optional benefits you have selected:


  - Benefit Protector rider;



  - Benefit Protector Plus rider; and/or


  - Guaranteed Minimum Income Benefit rider.

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is low
....                           ARROW

                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high.         ARROW

                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

--------------------------------------------------------------------------------
  28  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM FOR CONTRACT OPTION L ONLY

If you select contract Option L and your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment to a six-month or twelve-month Special DCA account.

You may only allocate a new purchase payment of at least $1,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

(1) "Net contract value" equals your current contract value plus any new purchase payment. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these

--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   29
periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

TRANSFERRING AMONG ACCOUNTS

You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

When your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or before June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.
* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

--------------------------------------------------------------------------------
  30  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under our automated transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY

--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   31

NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts, GPAs or the one-year fixed account.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly;
                           $250 quarterly, semiannually or annually
--------------------------------------------------------------------------------
  32  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance
MAXIMUM AMOUNT

Transfers:                Contract value or entire account balance
Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay withdrawal charges if you selected contract Option L, contract charges or any applicable optional rider charges (see "Charges").


Additionally, IRS taxes and penalties may apply (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

- payable to owner;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   33

TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;


  - you severed employment with the employer who purchased the contract;



  - the distribution is because of your death;



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

- Return of Purchase Payments (ROP) death benefit;

- Maximum Anniversary Value (MAV) death benefit; and

- Enhanced Death Benefit Rider (EDB).

If it is available in your state and if both you and the annuitant 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you
--------------------------------------------------------------------------------
  34 EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS select the GMIB you must elect EDB. Once you elect a death benefit, you cannot change it. We show the option that applies in your contract. The combination of the contract and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See
"Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you selected when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

1. CONTRACT VALUE; OR

2. TOTAL PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS.

  ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH          =     PW X DB
    BENEFIT                                                            -------
                                                                          CV

  PW = the partial withdrawal including any applicable MVA or withdrawal charge
       (contract Option L only).

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary you make an additional purchase payment of $5,000.



- During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.



- During the third contract year the contract value grows to $23,000.



  WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
  CONTRACT VALUE AT DEATH:                                                                   $23,000.00
                                                                                             ----------
  Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                            $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                  -1,704.55
             $22,000                                                                         ----------
         for a death benefit of:                                                             $23,295.45
                                                                                             ----------


  ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:  $23,295.45


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT (MAV)


The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it.

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value that we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the greater of: (a) your current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments since that anniversary minus adjusted

--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   35
partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary the contract value grows to $29,000.



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.



  WE CALCULATE THE MAV DEATH BENEFIT AS FOLLOWS:
  CONTRACT VALUE AT DEATH:                                                                    $20,500.00
                                                                                              ----------
  Purchase payments minus adjusted partial withdrawals:
         Total purchase payments                                                              $20,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $20,000
         -----------------  =                                                                  -1,363.64
              $22,000                                                                         ----------
         for a return of purchase payment death benefit of:                                   $18,636.36
                                                                                              ----------
  The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
         The MAV on the immediately preceding anniversary:                                    $29,000.00
         plus purchase payments made since that anniversary:                                       +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $29,000
         -----------------  =                                                                  -1,977.27
              $22,000                                                                         ----------
         for a MAV death benefit of:                                                          $27,022.73
                                                                                              ----------


  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE
  VALUES:                                                             $27,022.73


ENHANCED DEATH BENEFIT RIDER (EDB)


The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If it is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time you purchase your contract. If you select the GMIB you must elect the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals;

3. the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%,

- plus any subsequent amounts allocated to the subaccounts,

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

--------------------------------------------------------------------------------
  36  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

                                                                     PWT X VAF
  5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS   =      ---------
                                                                         SV


  PWT   =   the amount transferred from the subaccounts or the amount of the partial withdrawal (including MVA and any applicable
            withdrawal charge for contract Option L) from the
            subaccounts.
  VAF   =   variable account floor on the date of (but prior to) the
            transfer or partial withdrawal.
  SV    =   value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.


EXAMPLE


- You purchase contract Option L with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.



- On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200.



- During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.



  THE DEATH BENEFIT IS CALCULATED AS FOLLOWS:
  CONTRACT VALUE AT DEATH:                                                                    $22,800.00
                                                                                              ----------
  Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         -----------------  =                                                                  -1,543.21
              $24,300                                                                         ----------
         for a ROP death benefit of:                                                          $23,456.79
                                                                                              ----------
  The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
         The MAV on the immediately preceding anniversary:                                    $25,000.00
         plus purchase payments made since that anniversary:                                       +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $25,000
         -----------------  =                                                                  -1,543.21
              $24,300                                                                         ----------
         for a MAV death benefit of:                                                          $23,456.79
                                                                                              ----------
  The 5% rising floor:
         The variable account floor on the first contract anniversary is calculated as:       $21,000.00
         1.05 X $20,000 =
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         -----------------  =                                                                 -$1,657.89
              $19,000                                                                         ----------
         variable account floor benefit:                                                      $19,342.11
         plus the one-year fixed account value:                                                +5,300.00
         5% rising floor (value of the GPAs, one-year fixed account and the variable          $24,642.11
         account floor):
                                                                                              ----------


  EDB, CALCULATED AS THE GREATEST OF THESE THREE VALUES:              $24,642.11

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES

If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the

--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   37
new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the Code; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)


The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus or the EDB. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the applicable death benefit (see "Benefits in Case of Death"); plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

--------------------------------------------------------------------------------
  38  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR:

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.



- During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:


       MAV death benefit (contract value):                          $110,000
       plus the Benefit Protector benefit which equals 40% of
       earnings at death (MAV death benefit minus payments not
       previously withdrawn):
       0.40 X ($110,000 - $100,000) =                                 +4,000
                                                                    --------
     Total death benefit of:                                        $114,000


- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:


       MAV death benefit (MAV):                                     $110,000
       plus the Benefit Protector benefit (40% of earnings at
       death):
       0.40 X ($110,000 - $100,000) =                                 +4,000
                                                                    --------
     Total death benefit of:                                        $114,000


- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


       MAV death benefit (MAV adjusted for partial withdrawals):     $57,619
       plus the Benefit Protector benefit (40% of earnings at
       death):
       0.40 X ($57,619 - $55,000) =                                   +1,048
                                                                    --------
     Total death benefit of:                                         $58,667


- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.



- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:


       MAV death benefit (contract value):                          $200,000
       plus the Benefit Protector benefit (40% of earnings at
       death, up to a maximum of 100% of purchase payments not
       previously withdrawn that are one or more years old)          +55,000
                                                                    --------
     Total death benefit of:                                        $255,000


- During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:


       MAV death benefit (contract value):                          $250,000
       plus the Benefit Protector benefit (40% of earnings at
       death, up to a maximum of 100% of purchase payments not
       previously withdrawn that are one or more years old)          +55,000
                                                                    --------
     Total death benefit of:                                        $305,000

--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   39

- During the eleventh contract year, the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:


       MAV death benefit (contract value):                          $250,000
       plus the Benefit Protector benefit which equals 40% of
       earnings at death (MAV benefit minus payments not
       previously withdrawn):
       0.40 X ($250,000 - $105,000) =                                +58,000
                                                                    --------
     Total death benefit of:                                        $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)


The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector or the EDB. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE    PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                        0%                                          0%
 Three and Four                    10%                                       3.75%
 Five or more                      20%                                        7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

- the ROP death benefit (see "Benefits in Case of Death") PLUS

                              IF YOU AND THE ANNUITANT ARE UNDER
CONTRACT YEAR           AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             40% X earnings at death (see above)
 Three & Four    40% X (earnings at death + 25% of initial purchase payment*)
 Five or more    40% X (earnings at death + 50% of initial purchase payment*)

                              IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR          OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             15% X earnings at death
 Three & Four    15% X (earnings at death + 25% of initial purchase payment*)
 Five or more    15% X (earnings at death + 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

--------------------------------------------------------------------------------
  40  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE BENEFIT PROTECTOR PLUS

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.



- During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:


       MAV death benefit (contract value):                          $110,000
       plus the Benefit Protector Plus benefit which equals 40%
       of earnings at death (MAV death benefit minus payments not previously withdrawn):
       0.40 X ($110,000 - $100,000) =                                 +4,000
                                                                    --------
     Total death benefit of:                                        $114,000


- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:


       MAV death benefit (MAV):                                     $110,000
       plus the Benefit Protector Plus benefit which equals 40%
       of earnings at death:
       0.40 X ($110,000 - $100,000) =                                 +4,000
       plus 10% of purchase payments made within 60 days of
       contract issue and not previously withdrawn: 0.10 X
       $100,000 =                                                    +10,000
                                                                    --------
     Total death benefit of:                                        $124,000


- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


       MAV death benefit (MAV adjusted for partial withdrawals):     $57,619
       plus the Benefit Protector Plus benefit which equals 40%
       of earnings at death:
       0.40 X ($57,619 - $55,000) =                                   +1,048
       plus 10% of purchase payments made within 60 days of
       contract issue and not previously withdrawn: 0.10 X
       $55,000 =                                                      +5,500
                                                                    --------
     Total death benefit of:                                         $64,167


- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.



- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:


       MAV death benefit (contract value):                          $200,000
       plus the Benefit Protector Plus benefit which equals 40%
       of earnings at death, up to a maximum of 100% of purchase
       payments not previously withdrawn that are one or more
       years old                                                     +55,000
       plus 20% of purchase payments made within 60 days of
       contract issue and not previously withdrawn: 0.20 X
       $55,000 =                                                     +11,000
                                                                    --------
     Total death benefit of:                                        $266,000

--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   41

- During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:


       MAV death benefit (contract value):                          $250,000
       plus the Benefit Protector Plus benefit which equals 40%
       of earnings at death, up to a maximum of 100% of purchase
       payments not previously withdrawn that are one or more
       years old                                                     +55,000
       plus 20% of purchase payments made within 60 days of
       contract issue and not previously withdrawn: 0.20 X
       $55,000 =                                                     +11,000
                                                                    --------
     Total death benefit of:                                        $316,000


- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:


       MAV death benefit (contract value):                          $250,000
       plus the Benefit Protector Plus benefit which equals 40%
       of earnings at death
       (death benefit MAV death benefit minus payments not
       previously withdrawn):
       0.40 X ($250,000 - $105,000) =                                +58,000
       plus 20% of purchase payments made within 60 days of
       contract issue and not previously withdrawn:
       0.20 X $55,000 =                                              +11,000
                                                                    --------
     Total death benefit of:                                        $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

- you must hold the GMIB for 10 years*;

- the GMIB terminates** on the contract anniversary after the annuitant's 86th birthday;

- you can only exercise the GMIB within 30 days after a contract anniversary*;

- the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81; and

- there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your investment professional.

*     Unless the annuitant qualifies for a contingent event (see
      "Charges - Contingent events").
** The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit to your contract for an additional annual charge which we describe below. If you select the the GMIB, you must elect the EDB at the time you purchase your contract and your rider effective date will be the contract issue date.

In some instances we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION UNDER THE GMIB: For contract Option L, you may allocate your purchase payments or transfers to any of the subaccounts, GPAs or the one-year fixed account. For contract Option C, you may allocate purchase payments to the

--------------------------------------------------------------------------------
  42 EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS subaccounts. We reserve the right to limit the amount you allocate to subaccounts investing in the RiverSource Variable Portfolio -- Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of these four values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals;

3. the maximum anniversary value at the last contract anniversary plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age
81.

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value and the MAV.

- subtract each payment from the 5% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

For each payment, we calculate the market value adjustment to the contract value, MAV, the GPAs and the one-year fixed account value of the 5% rising floor as:

  PMT X CVG
  ---------
     ECV

     PMT = each purchase payment made in the five years before you exercise the GMIB.

     CVG = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 5% increase of payments allocated to the subaccounts as:

  PMT X (1.05)(CY)

     CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB:

- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a "contingent event" (disability, terminal illness or confinement to a nursing home or hospital, see "Charges -- Contingent events" for more details.)

- the annuitant on the retirement date must be between 50 and 86 years old.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A - Life Annuity -- no refund;

  - Plan B - Life Annuity with ten years certain;

  - Plan D - Joint and last survivor life annuity -- no refund;

- you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   43

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the GMIB benefit base for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB

- You may terminate the rider within 30 days after the first and fifth rider anniversaries.

- You may terminate the rider any time after the tenth rider anniversary.

- The rider will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.


- The rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EXAMPLE


- You purchase the contract during the 2006 calendar year with a payment of $100,000 and you allocate all your purchase payments to the subaccounts.


- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

--------------------------------------------------------------------------------
  44  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                                 GMIB
ANNIVERSARY                                     CONTRACT VALUE           MAV              5% RISING FLOOR            BENEFIT BASE
 1                                                 $107,000            $107,000              $105,000
 2                                                  125,000             125,000               110,250
 3                                                  132,000             132,000               115,763
 4                                                  150,000             150,000               121,551
 5                                                   85,000             150,000               127,628
 6                                                  120,000             150,000               134,010
 7                                                  138,000             150,000               140,710
 8                                                  152,000             152,000               147,746
 9                                                  139,000             152,000               155,133
 10                                                 126,000             152,000               162,889                  $162,889
 11                                                 138,000             152,000               171,034                   171,034
 12                                                 147,000             152,000               179,586                   179,586
 13                                                 163,000             163,000               188,565                   188,565
 14                                                 159,000             163,000               197,993                   197,993
 15                                                 212,000             212,000               207,893                   212,000

NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                                 MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                              PLAN A -                  PLAN B -              PLAN D JOINT AND
ANNIVERSARY                      GMIB             LIFE ANNUITY --          LIFE ANNUITY WITH         LAST SURVIVOR LIFE
AT EXERCISE                  BENEFIT BASE            NO REFUND             TEN YEARS CERTAIN        ANNUITY -- NO REFUND
                       $162,889 (5% rising
 10                    floor)                        $  840.51                 $  817.70                  $672.73
 15                    212,000(MAV)                   1,250.80                  1,193.56                   968.84

The payouts above are shown at guaranteed annuity rates of 3% as stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

                                                               PLAN A -                  PLAN B -             PLAN D - JOINT AND
CONTRACT                                                    LIFE ANNUITY --         LIFE ANNUITY WITH         LAST SURVIVOR LIFE
ANNIVERSARY                          CONTRACT VALUE            NO REFUND            TEN YEARS CERTAIN        ANNUITY -- NO REFUND
AT EXERCISE
 10                                     $126,000               $  650.16                $  632.52                   $520.38
 15                                      212,000                1,250.80                 1,193.56                    968.84

At the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the

--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   45
fee at that time adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We calculate the fee as follows:

  BB + AT - FAV

BB     = the GMIB benefit base.
AT     = adjusted transfers from the subaccounts to the GPAs or the one-year fixed account made in the six months before the contract anniversary calculated as:

  PT X VAT
  --------
    SVT

PT     = the amount transferred from the subaccounts to the GPAs or the one-year fixed account within six months of the contract anniversary
VAT    = variable account floor on the date of (but prior to) the transfer
SVT    = value of the subaccounts on the date of (but prior to) the transfer
FAV    = the value of your GPAs and the one-year fixed account.

The result of AT - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

EXAMPLE


- You purchase the contract with a payment of $100,000 and allocate all of your payment to the subaccounts.


- You make no transfers or partial withdrawals.

CONTRACT                                                         GMIB FEE             VALUE ON WHICH WE               GMIB FEE
ANNIVERSARY                                   CONTRACT VALUE    PERCENTAGE            BASE THE GMIB FEE            CHARGED TO YOU
 1                                               $ 80,000         0.70%       5% rising floor = $100,000 X 1.05        $  735
 2                                                150,000         0.70%       Contract value = $150,000                 1,050
 3                                                102,000         0.70%       MAV = $150,000                            1,050

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to

--------------------------------------------------------------------------------
  46 EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the annuity payout period, you may make full and partial withdrawals. If you make a full withdrawal, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. If the original contract was an Option L contract, the discount rate we use in the calculation will vary between 5.45% and 6.95% depending on the applicable assumed investment rate. If the original contract was an Option C contract, the discount rate we use in the calculation will vary between 5.55% and 7.05% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   47

TAXES



Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the


--------------------------------------------------------------------------------
  48 EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;


--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   49

- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

--------------------------------------------------------------------------------
  50  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource(SM) Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 4.25% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   51

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- the funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.


LEGAL PROCEEDINGS



RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In

--------------------------------------------------------------------------------
  52 EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   53

APPENDIX: CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.


VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                        2007      2006     2005     2004     2003     2002     2001     2000     1999     1998
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (07/31/2002)
Accumulation unit value at beginning of
  period                                   $1.58    $1.42    $1.37    $1.25    $0.95    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.58    $1.58    $1.42    $1.37    $1.25    $0.95       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             677      773      870      898      614       11       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (03/01/2002)
Accumulation unit value at beginning of
  period                                   $1.18    $1.13    $1.06    $1.01    $0.79    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.30    $1.18    $1.13    $1.06    $1.01    $0.79       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             874    1,950      234      212       71       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (08/30/2002)
Accumulation unit value at beginning of
  period                                   $1.76    $1.54    $1.43    $1.25    $0.94    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.92    $1.76    $1.54    $1.43    $1.25    $0.94       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)              98      101      108      109       86       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (09/22/1999)
Accumulation unit value at beginning of
  period                                   $0.73    $0.68    $0.67    $0.65    $0.46    $0.79    $1.08    $1.40    $1.00       --
Accumulation unit value at end of period   $0.86    $0.73    $0.68    $0.67    $0.65    $0.46    $0.79    $1.08    $1.40       --
Number of accumulation units outstanding
  at end of period (000 omitted)             717      914    1,202    1,283    1,451    1,387    1,958    2,278      105       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (08/30/2002)
Accumulation unit value at beginning of
  period                                   $1.62    $1.41    $1.36    $1.24    $0.95    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.68    $1.62    $1.41    $1.36    $1.24    $0.95       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             387      427      407      363      215        2       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (09/22/1999)
Accumulation unit value at beginning of
  period                                   $0.77    $0.79    $0.70    $0.65    $0.54    $0.79    $0.96    $1.17    $1.00       --
Accumulation unit value at end of period   $0.87    $0.77    $0.79    $0.70    $0.65    $0.54    $0.79    $0.96    $1.17       --
Number of accumulation units outstanding
  at end of period (000 omitted)           1,619    1,808    2,130    2,021    2,140    2,312    2,574    3,368       56       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2* (07/31/2002)
Accumulation unit value at beginning of
  period                                   $1.33    $1.23    $1.19    $1.14    $1.00    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.40    $1.33    $1.23    $1.19    $1.14    $1.00       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             114      115      114      103       76       --       --       --       --       --
*Effective May 30, 2008, the Fund will change its name to Evergreen VA Diversified Capital Builder Fund - Class 2.
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of
  period                                   $1.12    $1.09    $1.08    $1.06    $1.04    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.16    $1.12    $1.09    $1.08    $1.06    $1.04       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           2,185    2,483    2,472    2,284    1,363      106       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2 (07/31/2002)
(PREVIOUSLY EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2)
Accumulation unit value at beginning of
  period                                   $1.35    $1.29    $1.33    $1.24    $1.08    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.38    $1.35    $1.29    $1.33    $1.24    $1.08       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           1,996    2,405    2,518    2,479      927        4       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (08/30/2002)
Accumulation unit value at beginning of
  period                                   $1.57    $1.41    $1.32    $1.23    $0.96    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.67    $1.57    $1.41    $1.32    $1.23    $0.96       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             770      872    1,000      624      458       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of
  period                                   $1.73    $1.58    $1.51    $1.35    $0.99    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.89    $1.73    $1.58    $1.51    $1.35    $0.99       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             230      250      267      205      138        4       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  54  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                         2007     2006     2005     2004     2003     2002     2001     2000     1999     1998
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of
  period                                   $1.38    $1.29    $1.29    $1.21    $1.04    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.39    $1.38    $1.29    $1.29    $1.21    $1.04       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             665      708      763      952      751      103       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of
  period                                   $1.95    $1.61    $1.41    $1.20    $0.93    $1.00       --       --       --       --
Accumulation unit value at end of period   $2.20    $1.95    $1.61    $1.41    $1.20    $0.93       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             679      717      623      663      493       12       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of
  period                                   $1.49    $1.43    $1.40    $1.33    $0.96    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.64    $1.49    $1.43    $1.40    $1.33    $0.96       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             464      531      573      580      441       13       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of
  period                                   $1.87    $1.57    $1.44    $1.21    $0.95    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.70    $1.87    $1.57    $1.44    $1.21    $0.95       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           1,130    1,328    1,360    1,273      460        7       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (08/30/2002)
Accumulation unit value at beginning of
  period                                   $1.76    $1.60    $1.39    $1.23    $0.97    $1.00       --       --       --       --
Accumulation unit value at end of period   $2.03    $1.76    $1.60    $1.39    $1.23    $0.97       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           9,083   10,127    5,827    3,099    1,289        8       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (03/01/2002)
Accumulation unit value at beginning of
  period                                   $1.06    $1.01    $0.97    $0.95    $0.73    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.32    $1.06    $1.01    $0.97    $0.95    $0.73       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             726      815      744      882      256       14       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of
  period                                   $2.04    $1.84    $1.58    $1.29    $0.94    $1.06    $1.00       --       --       --
Accumulation unit value at end of period   $2.32    $2.04    $1.84    $1.58    $1.29    $0.94    $1.06       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           3,308    3,045    2,336    1,901    1,151      250       94       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of
  period                                   $1.73    $1.50    $1.40    $1.14    $0.88    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.66    $1.73    $1.50    $1.40    $1.14    $0.88       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             771      847      873      749      442       55       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (09/22/1999)
Accumulation unit value at beginning of
  period                                   $1.87    $1.60    $1.47    $1.32    $1.07    $1.23    $1.17    $1.05    $1.00       --
Accumulation unit value at end of period   $1.91    $1.87    $1.60    $1.47    $1.32    $1.07    $1.23    $1.17    $1.05       --
Number of accumulation units outstanding
  at end of period (000 omitted)           9,245   10,913   11,340   11,643    4,692      966      546      170       31       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of
  period                                   $1.66    $1.39    $1.28    $1.09    $0.84    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.89    $1.66    $1.39    $1.28    $1.09    $0.84       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           1,425    1,562    1,549    1,200    1,018      286       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of
  period                                   $1.17    $1.05    $1.01    $0.97    $0.73    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.18    $1.17    $1.05    $1.01    $0.97    $0.73       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             149      175      203      227      180       20       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of
  period                                   $1.29    $1.17    $1.16    $1.06    $0.93    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.33    $1.29    $1.17    $1.16    $1.06    $0.93       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           3,307    3,207    3,304    3,221    1,510       11       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of
  period                                   $2.16    $1.67    $1.46    $1.14    $0.85    $1.00       --       --       --       --
Accumulation unit value at end of period   $2.72    $2.16    $1.67    $1.46    $1.14    $0.85       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             163      161      159       55       38        6       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (08/30/2002)
Accumulation unit value at beginning of
  period                                   $1.44    $1.35    $1.31    $1.25    $0.97    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.61    $1.44    $1.35    $1.31    $1.25    $0.97       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             289      319      300      302      167       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   55

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                         2007     2006     2005     2004     2003     2002     2001     2000     1999     1998
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of
  period                                   $1.66    $1.43    $1.28    $1.09    $0.77    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.74    $1.66    $1.43    $1.28    $1.09    $0.77       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             864      940      833      690      347       12       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (07/31/2002)
Accumulation unit value at beginning of
  period                                   $1.95    $1.72    $1.59    $1.35    $0.95    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.89    $1.95    $1.72    $1.59    $1.35    $0.95       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             307      330      355      322      247        4       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of
  period                                   $1.36    $1.29    $1.27    $1.19    $1.03    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.47    $1.36    $1.29    $1.27    $1.19    $1.03       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           9,868    6,464    4,642    2,922    1,544       10       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (10/05/1998)
Accumulation unit value at beginning of
  period                                   $1.51    $1.32    $1.28    $1.16    $0.93    $1.16    $1.26    $1.18    $1.18    $1.00
Accumulation unit value at end of period   $1.40    $1.51    $1.32    $1.28    $1.16    $0.93    $1.16    $1.26    $1.18    $1.18
Number of accumulation units outstanding
  at end of period (000 omitted)           2,565    3,460    4,185    4,645    5,239    5,706    6,280    6,616    4,302      239
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (05/01/2002)
Accumulation unit value at beginning of
  period                                   $1.17    $1.15    $1.03    $0.98    $0.84    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.14    $1.17    $1.15    $1.03    $0.98    $0.84       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             185      196      167      147       87       12       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (09/22/1999)
Accumulation unit value at beginning of
  period                                   $1.53    $1.21    $1.10    $0.96    $0.76    $0.93    $1.19    $1.33    $1.00       --
Accumulation unit value at end of period   $1.63    $1.53    $1.21    $1.10    $0.96    $0.76    $0.93    $1.19    $1.33       --
Number of accumulation units outstanding
  at end of period (000 omitted)           1,885    2,110    2,185    2,258    2,177    1,856    1,775    2,192      347       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2002)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of
  period                                   $1.57    $1.33    $1.27    $1.07    $0.79    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.47    $1.57    $1.33    $1.27    $1.07    $0.79       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           2,297    2,129    2,323      692      192       35       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (02/21/1995)
Accumulation unit value at beginning of
  period                                   $1.29    $1.26    $1.24    $1.25    $1.26    $1.26    $1.24    $1.18    $1.15    $1.11
Accumulation unit value at end of period   $1.34    $1.29    $1.26    $1.24    $1.25    $1.26    $1.26    $1.24    $1.18    $1.15
Number of accumulation units outstanding
  at end of period (000 omitted)           3,976    3,923    6,630    7,059    5,254    8,572    8,409    4,421      941      749
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2007 were
  3.07% and 3.12%, respectively.
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (02/21/1995)
Accumulation unit value at beginning of
  period                                   $1.68    $1.63    $1.62    $1.58    $1.53    $1.47    $1.38    $1.33    $1.33    $1.33
Accumulation unit value at end of period   $1.75    $1.68    $1.63    $1.62    $1.58    $1.53    $1.47    $1.38    $1.33    $1.33
Number of accumulation units outstanding
  at end of period (000 omitted)          12,248    8,733    8,279    9,515    7,119    7,272    8,923    9,498    8,127    5,689
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of
  period                                   $1.86    $1.58    $1.41    $1.21    $0.87    $1.09    $1.08    $1.00       --       --
Accumulation unit value at end of period   $1.98    $1.86    $1.58    $1.41    $1.21    $0.87    $1.09    $1.08       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           6,387    5,210    2,698    1,026      605      238      115        7       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (02/21/1995)
Accumulation unit value at beginning of
  period                                   $1.86    $1.64    $1.56    $1.50    $1.18    $1.53    $1.89    $2.33    $1.91    $1.56
Accumulation unit value at end of period   $1.89    $1.86    $1.64    $1.56    $1.50    $1.18    $1.53    $1.89    $2.33    $1.91
Number of accumulation units outstanding
  at end of period (000 omitted)           4,871    5,898    4,590    4,708    4,663    5,116    6,019    6,358    5,864    5,163
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (08/30/2002)
Accumulation unit value at beginning of
  period                                   $1.41    $1.44    $1.32    $1.23    $1.02    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.59    $1.41    $1.44    $1.32    $1.23    $1.02       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           1,722    2,222      377      159       29       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/03/2000)
Accumulation unit value at beginning of
  period                                   $1.18    $1.15    $1.15    $1.16    $1.16    $1.11    $1.06    $1.00       --       --
Accumulation unit value at end of period   $1.23    $1.18    $1.15    $1.15    $1.16    $1.16    $1.11    $1.06       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           2,176    2,281    2,359    2,330    1,256      248      117       39       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  56  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                         2007     2006     2005     2004     2003     2002     2001     2000     1999     1998
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (08/30/2002)
Accumulation unit value at beginning of
  period                                   $1.72    $1.50    $1.46    $1.26    $0.98    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.66    $1.72    $1.50    $1.46    $1.26    $0.98       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           5,949    6,248    3,864    1,094      458       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO, CLASS II SHARES (08/30/2002)
Accumulation unit value at beginning of
  period                                   $1.69    $1.47    $1.36    $1.21    $0.96    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.70    $1.69    $1.47    $1.36    $1.21    $0.96       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             435      454      439      458      215       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS I SHARES (08/30/2002)
Accumulation unit value at beginning of
  period                                   $2.75    $2.02    $1.75    $1.30    $0.96    $1.00       --       --       --       --
Accumulation unit value at end of period   $2.25    $2.75    $2.02    $1.75    $1.30    $0.96       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             111      141      136      149       28        1       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003     2002
-----------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (07/31/2002)
Accumulation unit value at beginning of period                 $1.55    $1.40    $1.35    $1.24    $0.95    $1.00
Accumulation unit value at end of period                       $1.55    $1.55    $1.40    $1.35    $1.24    $0.95
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   38       52       63       48       --       --
-----------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (03/01/2002)
Accumulation unit value at beginning of period                 $1.16    $1.11    $1.04    $1.00    $0.79    $1.00
Accumulation unit value at end of period                       $1.27    $1.16    $1.11    $1.04    $1.00    $0.79
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  130      452       79       25       --       --
-----------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (08/30/2002)
Accumulation unit value at beginning of period                 $1.73    $1.52    $1.41    $1.25    $0.94    $1.00
Accumulation unit value at end of period                       $1.88    $1.73    $1.52    $1.41    $1.25    $0.94
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   42       42       40       --       --       --
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (08/30/2002)
Accumulation unit value at beginning of period                 $1.49    $1.40    $1.37    $1.33    $0.94    $1.00
Accumulation unit value at end of period                       $1.75    $1.49    $1.40    $1.37    $1.33    $0.94
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (08/30/2002)
Accumulation unit value at beginning of period                 $1.58    $1.38    $1.34    $1.23    $0.95    $1.00
Accumulation unit value at end of period                       $1.63    $1.58    $1.38    $1.34    $1.23    $0.95
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   72       74       71       10       --       --
-----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO (CLASS B) (08/30/2002)
Accumulation unit value at beginning of period                 $1.31    $1.34    $1.19    $1.11    $0.92    $1.00
Accumulation unit value at end of period                       $1.46    $1.31    $1.34    $1.19    $1.11    $0.92
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2* (07/31/2002)
Accumulation unit value at beginning of period                 $1.31    $1.22    $1.18    $1.13    $1.00    $1.00
Accumulation unit value at end of period                       $1.37    $1.31    $1.22    $1.18    $1.13    $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
*Effective May 30, 2008, the Fund will change its name to Evergreen VA Diversified Capital Builder Fund - Class
  2.
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                 $1.10    $1.08    $1.07    $1.05    $1.04    $1.00
Accumulation unit value at end of period                       $1.13    $1.10    $1.08    $1.07    $1.05    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   58       84       60        7       --      118
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2 (07/31/2002)
(PREVIOUSLY EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2)
Accumulation unit value at beginning of period                 $1.32    $1.27    $1.31    $1.23    $1.08    $1.00
Accumulation unit value at end of period                       $1.34    $1.32    $1.27    $1.31    $1.23    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   41       59       45        4       --       --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (08/30/2002)
Accumulation unit value at beginning of period                 $1.54    $1.39    $1.30    $1.22    $0.96    $1.00
Accumulation unit value at end of period                       $1.63    $1.54    $1.39    $1.30    $1.22    $0.96
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   16       18        9        9       --       --
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   57

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003     2002
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                 $1.69    $1.56    $1.49    $1.34    $0.98    $1.00
Accumulation unit value at end of period                       $1.85    $1.69    $1.56    $1.49    $1.34    $0.98
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    6       10       11       --       --       --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                 $1.36    $1.27    $1.28    $1.20    $1.03    $1.00
Accumulation unit value at end of period                       $1.36    $1.36    $1.27    $1.28    $1.20    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   36       51       35        4       32       32
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                 $1.91    $1.58    $1.39    $1.19    $0.93    $1.00
Accumulation unit value at end of period                       $2.15    $1.91    $1.58    $1.39    $1.19    $0.93
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   25       31       25       --       --       --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                 $1.46    $1.41    $1.38    $1.32    $0.96    $1.00
Accumulation unit value at end of period                       $1.60    $1.46    $1.41    $1.38    $1.32    $0.96
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   23       32       31        2       --       --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                 $1.84    $1.55    $1.42    $1.21    $0.95    $1.00
Accumulation unit value at end of period                       $1.67    $1.84    $1.55    $1.42    $1.21    $0.95
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   44       45       43       43       --       --
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (08/30/2002)
Accumulation unit value at beginning of period                 $1.72    $1.57    $1.37    $1.21    $0.97    $1.00
Accumulation unit value at end of period                       $1.98    $1.72    $1.57    $1.37    $1.21    $0.97
Number of accumulation units outstanding at end of period
  (000 omitted)                                                2,145    2,526    1,386      524       --       --
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH PORTFOLIO SERVICE CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.03    $0.99    $0.95    $0.94    $0.72    $1.00
Accumulation unit value at end of period                       $1.29    $1.03    $0.99    $0.95    $0.94    $0.72
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.90    $1.72    $1.48    $1.21    $0.89    $1.00
Accumulation unit value at end of period                       $2.15    $1.90    $1.72    $1.48    $1.21    $0.89
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  458      374      196       54       19       --
-----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.69    $1.47    $1.38    $1.14    $0.88    $1.00
Accumulation unit value at end of period                       $1.62    $1.69    $1.47    $1.38    $1.14    $0.88
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   15       22       22       23       20       --
-----------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.50    $1.29    $1.19    $1.07    $0.87    $1.00
Accumulation unit value at end of period                       $1.52    $1.50    $1.29    $1.19    $1.07    $0.87
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   94      154       --      138      153       --
-----------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.60    $1.34    $1.24    $1.07    $0.83    $1.00
Accumulation unit value at end of period                       $1.82    $1.60    $1.34    $1.24    $1.07    $0.83
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of period                 $1.14    $1.03    $1.00    $0.96    $0.73    $1.00
Accumulation unit value at end of period                       $1.15    $1.14    $1.03    $1.00    $0.96    $0.73
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of period                 $1.25    $1.14    $1.13    $1.04    $0.92    $1.00
Accumulation unit value at end of period                       $1.27    $1.25    $1.14    $1.13    $1.04    $0.92
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   49       33       45       --       --       --
-----------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (03/01/2002)
Accumulation unit value at beginning of period                 $2.07    $1.61    $1.41    $1.10    $0.85    $1.00
Accumulation unit value at end of period                       $2.60    $2.07    $1.61    $1.41    $1.10    $0.85
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    3       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  58  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003     2002
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (08/30/2002)
Accumulation unit value at beginning of period                 $1.41    $1.33    $1.29    $1.23    $0.96    $1.00
Accumulation unit value at end of period                       $1.57    $1.41    $1.33    $1.29    $1.23    $0.96
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  210      239      206       63       --       --
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (08/30/2002)
Accumulation unit value at beginning of period                 $1.96    $1.70    $1.51    $1.30    $0.92    $1.00
Accumulation unit value at end of period                       $2.04    $1.96    $1.70    $1.51    $1.30    $0.92
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   76       62       54      101       83       --
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (07/31/2002)
Accumulation unit value at beginning of period                 $1.91    $1.70    $1.58    $1.35    $0.95    $1.00
Accumulation unit value at end of period                       $1.85    $1.91    $1.70    $1.58    $1.35    $0.95
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   16       17       19       --       --       --
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (08/30/2002)
Accumulation unit value at beginning of period                 $1.26    $1.20    $1.19    $1.12    $1.04    $1.00
Accumulation unit value at end of period                       $1.36    $1.26    $1.20    $1.19    $1.12    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                2,174    1,584    1,042      417       --       --
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (03/01/2002)
Accumulation unit value at beginning of period                 $1.28    $1.12    $1.09    $1.00    $0.81    $1.00
Accumulation unit value at end of period                       $1.18    $1.28    $1.12    $1.09    $1.00    $0.81
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (08/30/2002)
Accumulation unit value at beginning of period                 $1.33    $1.32    $1.18    $1.12    $0.97    $1.00
Accumulation unit value at end of period                       $1.30    $1.33    $1.32    $1.18    $1.12    $0.97
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    5        5        5       --       --       --
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/01/2002)
Accumulation unit value at beginning of period                 $1.67    $1.33    $1.20    $1.06    $0.84    $1.00
Accumulation unit value at end of period                       $1.77    $1.67    $1.33    $1.20    $1.06    $0.84
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   12       12       14       14       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (07/31/2002)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                 $1.87    $1.58    $1.52    $1.29    $0.96    $1.00
Accumulation unit value at end of period                       $1.75    $1.87    $1.58    $1.52    $1.29    $0.96
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  794      763      746      325       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (03/01/2002)
Accumulation unit value at beginning of period                 $1.00    $0.97    $0.96    $0.97    $0.99    $1.00
Accumulation unit value at end of period                       $1.03    $1.00    $0.97    $0.96    $0.97    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  472      174       48       24       21      132
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec.
  31, 2007 were 2.67% and 2.71%, respectively.
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (03/01/2002)
Accumulation unit value at beginning of period                 $1.07    $1.04    $1.04    $1.01    $1.01    $1.00
Accumulation unit value at end of period                       $1.10    $1.07    $1.04    $1.04    $1.01    $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,965      638       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/01/2002)
Accumulation unit value at beginning of period                 $1.67    $1.42    $1.27    $1.10    $0.80    $1.00
Accumulation unit value at end of period                       $1.77    $1.67    $1.42    $1.27    $1.10    $0.80
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,539    1,423      623       --       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/03/2003)
Accumulation unit value at beginning of period                 $1.60    $1.42    $1.36    $1.31    $1.00       --
Accumulation unit value at end of period                       $1.62    $1.60    $1.42    $1.36    $1.31       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  647      681      810      502       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (08/30/2002)
Accumulation unit value at beginning of period                 $1.39    $1.42    $1.31    $1.22    $1.02    $1.00
Accumulation unit value at end of period                       $1.55    $1.39    $1.42    $1.31    $1.22    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  124      136      140       85       --       --
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   59

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003     2002
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/01/2002)
Accumulation unit value at beginning of period                 $1.02    $1.00    $1.00    $1.01    $1.02    $1.00
Accumulation unit value at end of period                       $1.05    $1.02    $1.00    $1.00    $1.01    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  419      519      197       31       39       --
-----------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (08/30/2002)
Accumulation unit value at beginning of period                 $1.69    $1.48    $1.45    $1.26    $0.98    $1.00
Accumulation unit value at end of period                       $1.62    $1.69    $1.48    $1.45    $1.26    $0.98
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,946    2,067    1,345      383        8        8
-----------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO, CLASS II SHARES (08/30/2002)
Accumulation unit value at beginning of period                 $1.64    $1.44    $1.34    $1.19    $0.96    $1.00
Accumulation unit value at end of period                       $1.65    $1.64    $1.44    $1.34    $1.19    $0.96
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    8        9        9        9       --       --
-----------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS I SHARES (08/30/2002)
Accumulation unit value at beginning of period                 $2.70    $1.99    $1.74    $1.29    $0.96    $1.00
Accumulation unit value at end of period                       $2.20    $2.70    $1.99    $1.74    $1.29    $0.96
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------

  60  EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION



Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


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                          EVERGREEN PATHWAYS VARIABLE ANNUITY -- PROSPECTUS   67

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


45275 J (5/08)

PROSPECTUS


MAY 1, 2008


EVERGREEN

PATHWAYS(SM) SELECT VARIABLE ANNUITY
CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE ENTERPRISE MVA ACCOUNT


This prospectus contains information that you should know before investing in Evergreen Pathways Select Variable Annuity Contract Option L and Contract Option
C. The information in this prospectus applies to both contracts unless stated otherwise.


Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Dreyfus Investment Portfolios, Service Share Class
Dreyfus Variable Investment Fund, Service Share Class
Evergreen Variable Annuity Trust
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products Trust
  (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Oppenheimer Variable Account Funds, Service Shares
Putnam Variable Trust - Class IB Shares

RiverSource Variable Series Trust (RVST) formerly known as RiverSource Variable Portfolio Funds


The Universal Institutional Funds, Inc., Class II Shares

Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

NEW EVERGREEN PATHWAYS(SM) SELECT VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.
--------------------------------------------------------------------------------
                    EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   1

TABLE OF CONTENTS


KEY TERMS.......................................   3
THE CONTRACT IN BRIEF...........................   5
EXPENSE SUMMARY.................................   7
CONDENSED FINANCIAL INFORMATION (UNAUDITED).....  12
FINANCIAL STATEMENTS............................  12
THE VARIABLE ACCOUNT AND THE FUNDS..............  12
THE GUARANTEE PERIOD ACCOUNTS (GPAS)............  22
BUYING YOUR CONTRACT............................  23
CHARGES.........................................  25
VALUING YOUR INVESTMENT.........................  30
MAKING THE MOST OF YOUR CONTRACT................  31
WITHDRAWALS.....................................  40
TSA -- SPECIAL PROVISIONS.......................  40
CHANGING OWNERSHIP..............................  41
BENEFITS IN CASE OF DEATH.......................  41
OPTIONAL BENEFITS...............................  44
THE ANNUITY PAYOUT PERIOD.......................  57
TAXES...........................................  59
VOTING RIGHTS...................................  62
SUBSTITUTION OF INVESTMENTS.....................  62
ABOUT THE SERVICE PROVIDERS.....................  62
ADDITIONAL INFORMATION..........................  64
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).................  66
APPENDIX B: EXAMPLE --
  INCOME ASSURER BENEFIT RIDER FEE..............  68
APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES.......  69
APPENDIX D: EXAMPLE -- DEATH BENEFITS...........  73
APPENDIX E: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT RIDER..........  76
APPENDIX F: GUARANTOR WITHDRAWAL BENEFIT
  RIDER -- RIDER B DISCLOSURE...................  78
APPENDIX G: EXAMPLE --
  GUARANTOR WITHDRAWAL BENEFIT RIDER............  83
APPENDIX H: GUARANTOR WITHDRAWAL BENEFIT
  RIDER -- ADDITIONAL RMD DISCLOSURE............  85
APPENDIX I: EXAMPLE --
  INCOME ASSURER BENEFIT RIDERS.................  86
APPENDIX J: EXAMPLE --
  BENEFIT PROTECTOR DEATH BENEFIT RIDER.........  91
APPENDIX K: EXAMPLE --
  BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER....  93
APPENDIX L:
  CONDENSED FINANCIAL INFORMATION (UNAUDITED)...  95
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION........... 102


--------------------------------------------------------------------------------
  2  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract, that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.


CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider to becomes effective as stated in the rider.


RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value

--------------------------------------------------------------------------------
                    EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   3
we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
  4  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

This prospectus describes two contracts. Contract Option L offers a four year withdrawal charge schedule. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee. Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest.

PURPOSE: These contracts allow you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the GPAs and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. You may be able to purchase an optional benefit to reduce the investment risk you assume. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).


BUYING A CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (see "Buying Your Contract")


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Generally, you may allocate purchase payments among the:


- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")



- GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. The required minimum investment in a GPA is $1,000. These accounts may not be available in all states. (see "The Guarantee Period Accounts (GPAs)")



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. (See "Making the Most of Your Contract -- Transferring Among Accounts")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (See "Withdrawals")


OPTIONAL BENEFITS: This contract offers features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of an asset allocation model portfolio which may limit transfers and allocations; may limit the

--------------------------------------------------------------------------------
                    EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   5
timing, amount and allocation of purchase payments; and may limit the amount of partial withdrawals that can be taken under the optional benefit during a contract year. (See "Optional Benefits")



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (See "Benefits in Case of Death")



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (See "The Annuity Payout Period")



TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (See "Taxes")


--------------------------------------------------------------------------------
  6  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payment withdrawn)


You select either contract Option L or Option C at the time of application. Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than Option L.

                       CONTRACT OPTION L
                      YEARS FROM PURCHASE  WITHDRAWAL CHARGE
                        PAYMENT RECEIPT       PERCENTAGE
                              1-2                  8%
                               3                   7
                               4                   6
                             Thereafter            0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the contract option shown below and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout
Period -- Annuity Payout Plans.")


                                                            IF YOUR AIR IS 3.5%, THEN YOUR          IF YOUR AIR IS 5%, THEN YOUR
                                                            DISCOUNT RATE PERCENT (%) IS:           DISCOUNT RATE PERCENT (%) IS:
 CONTRACT OPTION L                                                       6.55%                                  8.05%
 CONTRACT OPTION C                                                       6.65%                                  8.15%

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE EITHER CONTRACT OPTION L OR OPTION C AND ONE OF THE FOUR DEATH BENEFIT GUARANTEES. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

                                                      TOTAL MORTALITY AND            VARIABLE ACCOUNT             TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION L AND:                   EXPENSE RISK FEE            ADMINISTRATIVE CHARGE          ACCOUNT EXPENSE
 ROP Death Benefit                                           1.55%                         0.15%                       1.70%
 MAV Death Benefit                                           1.75                          0.15                        1.90
 5% Accumulation Death Benefit                               1.90                          0.15                        2.05
 Enhanced Death Benefit                                      1.95                          0.15                        2.10

IF YOU SELECT CONTRACT OPTION C AND:
 ROP Death Benefit                                           1.65%                         0.15%                       1.80%
 MAV Death Benefit                                           1.85                          0.15                        2.00
 5% Accumulation Death Benefit                               2.00                          0.15                        2.15
 Enhanced Death Benefit                                      2.05                          0.15                        2.20

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

--------------------------------------------------------------------------------
                    EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   7

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.


 BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                  0.25%
 BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE             0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS

If eligible, you may select one of the following optional living benefits. Each optional living benefit requires the use of an asset allocation model. The fees apply only if you elect one of these benefits.


 ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                  MAXIMUM: 1.75%     CURRENT: 0.55%


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)


 GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE                    MAXIMUM: 1.50%     CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)


 INCOME ASSURER BENEFIT(R) - MAV RIDER FEE                    MAXIMUM: 1.50%     CURRENT: 0.30%(1)
 INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE     MAXIMUM: 1.75%     CURRENT: 0.60%(1)
 RIDER FEE
 INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5%             MAXIMUM: 2.00%     CURRENT: 0.65%(1)
 ACCUMULATION BENEFIT BASE RIDER FEE


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)


(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer
     Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


--------------------------------------------------------------------------------
  8  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                  0.52%                         2.09%


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor or investment adviser, transfer agent or their affiliates may pay us and/or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                           MANAGEMENT        12B-1          OTHER       FEES AND                  ANNUAL
                                              FEES           FEES         EXPENSES     EXPENSES**                EXPENSES
 AIM V.I. Capital Development Fund,           0.75%          0.25%          0.31%            --%                   1.31%(1)
 Series II Shares
 AllianceBernstein VPS Growth and Income      0.55           0.25           0.04             --                    0.84
 Portfolio (Class B)
 AllianceBernstein VPS International          0.75           0.25           0.06             --                    1.06
 Value Portfolio (Class B)
 American Century VP Inflation                0.49           0.25           0.01             --                    0.75
 Protection, Class II
 American Century VP Ultra(R), Class II       0.90           0.25           0.01             --                    1.16
 American Century VP Value, Class II          0.83           0.25           0.01             --                    1.09
 Dreyfus Investment Portfolios Technology     0.75           0.25           0.09           0.01                    1.10
 Growth Portfolio, Service Shares
 Dreyfus Variable Investment Fund             1.00           0.25           0.19             --                    1.44
 International Value Portfolio, Service
 Shares
 Evergreen VA Core Bond Fund - Class 2        0.32           0.25           0.25           0.03                    0.85
 Evergreen VA Diversified Income Builder      0.40           0.25           0.24           0.01                    0.90
 Fund - Class 2
 (previously Evergreen VA Strategic
 Income Fund - Class 2)
 Evergreen VA Fundamental Large Cap           0.58           0.25           0.17             --                    1.00
 Fund - Class 2
 Evergreen VA Growth Fund - Class 2           0.70           0.25           0.20           0.01                    1.16
 Evergreen VA High Income Fund - Class 2      0.50           0.25           0.30           0.01                    1.06
 Evergreen VA International Equity            0.39           0.25           0.24             --                    0.88
 Fund - Class 2
 Evergreen VA Omega Fund - Class 2            0.52           0.25           0.19             --                    0.96
 Evergreen VA Special Values Fund - Class     0.78           0.25           0.18           0.01                    1.22
 2
 Fidelity(R) VIP Contrafund(R) Portfolio      0.56           0.25           0.09             --                    0.90
 Service Class 2
 Fidelity(R) VIP Investment Grade Bond        0.32           0.25           0.11             --                    0.68
 Portfolio Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio            0.56           0.25           0.10             --                    0.91
 Service Class 2
 Fidelity(R) VIP Overseas Portfolio           0.71           0.25           0.14             --                    1.10
 Service Class 2
 FTVIPT Franklin Income Securities            0.45           0.25           0.02             --                    0.72
 Fund - Class 2
 FTVIPT Templeton Global Income               0.50           0.25           0.14             --                    0.89
 Securities Fund - Class 2
 Goldman Sachs VIT Mid Cap Value              0.80             --           0.07             --                    0.87
 Fund - Institutional Shares
 Oppenheimer Capital Appreciation             0.64           0.25           0.02             --                    0.91
 Fund/VA, Service Shares
 Oppenheimer Global Securities Fund/VA,       0.62           0.25           0.02             --                    0.89
 Service Shares
 Oppenheimer Main Street Small Cap            0.70           0.25           0.02             --                    0.97
 Fund/VA, Service Shares
 Putnam VT Health Sciences Fund - Class       0.70           0.25           0.13             --                    1.08
 IB Shares
 Putnam VT Small Cap Value Fund - Class       0.77           0.25           0.10           0.07                    1.19
 IB Shares


--------------------------------------------------------------------------------
                    EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   9

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                           MANAGEMENT        12B-1          OTHER       FEES AND                  ANNUAL
                                              FEES           FEES         EXPENSES     EXPENSES**                EXPENSES
 RVST RiverSource(R) Partners Variable        0.83%          0.13%          1.13%            --%                   2.09%(2)
 Portfolio - Select Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Select Value Fund)
 RVST RiverSource(R) Partners Variable        0.97           0.13           0.18             --                    1.28(2)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable                 0.33           0.13           0.14             --                    0.60
 Portfolio - Cash Management Fund
 RVST RiverSource(R) Variable                 0.45           0.13           0.16             --                    0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable                 0.59           0.13           0.14             --                    0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable                 0.44           0.13           0.17             --                 0.74(2)
 Portfolio - Global Inflation Protected
 Securities Fund
 RVST RiverSource(R) Variable                 0.60           0.13           0.16             --                    0.89
 Portfolio - Growth Fund
 RVST RiverSource(R) Variable                 0.61           0.13           0.17             --                    0.91
 Portfolio - Income Opportunities Fund
 RVST RiverSource(R) Variable                 0.58           0.13           0.15             --                    0.86
 Portfolio - Large Cap Equity Fund
 RVST RiverSource(R) Variable                 0.59           0.13           0.36             --                 1.08(2)
 Portfolio - Large Cap Value Fund
 RVST RiverSource(R) Variable                 0.58           0.13           0.15             --                    0.86
 Portfolio - Mid Cap Growth Fund
 RVST RiverSource(R) Variable                 0.22           0.13           0.17             --                 0.52(2)
 Portfolio - S&P 500 Index Fund
 RVST RiverSource(R) Variable                 0.48           0.13           0.18             --                    0.79
 Portfolio - Short Duration U.S.
 Government Fund
 RVST Threadneedle(R) Variable                1.11           0.13           0.26             --                    1.50
 Portfolio - Emerging Markets Fund
 (previously RiverSource(R) Variable
 Portfolio - Emerging Markets Fund)
 Van Kampen Life Investment Trust             0.56           0.25           0.03             --                    0.84
 Comstock Portfolio, Class II Shares
 Van Kampen UIF U.S. Real Estate              0.74           0.35           0.29             --                 1.38(3)
 Portfolio, Class II Shares
 Wanger U.S. Smaller Companies                0.90             --           0.05             --                    0.95
 (effective June 1, 2008, the Fund will
 change its name to Wanger USA)



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.30% for AIM V.I. Capital Development Fund, Series II Shares.


(2) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 1.03% for RVST RiverSource(R) Partners Variable Portfolio - Select Value Fund, 1.20% for RVST RiverSource(R) Partners Variable
      Portfolio - Small Cap Value Fund, 0.72% for RVST RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Large Cap Value Fund and 0.51% for RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund.


(3) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursement, the net expenses incurred by investors including certain investment related expenses, was 1.28% for Van Kampen UIF U.S. Real Estate Portfolio, Class II Shares.


--------------------------------------------------------------------------------
  10  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV Death Benefit, the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Contract Option L               $1,462      $2,696      $3,342      $6,766           $662       $1,996      $3,342      $6,766
 Contract Option C                  672       2,023       3,384       6,834            672        2,023       3,384       6,834


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Contract Option L               $1,030      $1,408      $1,212      $2,598           $230        $708       $1,212      $2,598
 Contract Option C                  239         737       1,260       2,694            239         737        1,260       2,694



(1) In these examples, the $40 contract administrative charge is estimated as a .021% charge for Option L and a .014% for Option C. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   11

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix L.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Series Trust funds are generally more profitable for us and our


--------------------------------------------------------------------------------
  12 EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS affiliates (see "Revenue we receive from the funds may create conflicts of interest"). These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

- Compensating, training and educating investment professionals who sell the contracts.

- Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   13

- Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

- Providing sub-transfer agency and shareholder servicing to contract owners.

- Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

- Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


- Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


- Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

--------------------------------------------------------------------------------
  14  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
AIM V.I. Capital Development  Long-term growth of capital. Invests primarily    Invesco Aim Advisors, Inc. adviser,
Fund, Series II Shares        in securities (including common stocks,           advisory entities affiliated with
                              convertible securities and bonds) of small- and   Invesco Aim Advisors, Inc.,
                              medium-sized companies. The Fund may invest up    subadvisers.
                              to 25% of its total assets in foreign
                              securities.
AllianceBernstein VPS Growth  Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
and Income Portfolio (Class   in the equity securities of domestic companies
B)                            that the Advisor deems to be undervalued.
AllianceBernstein VPS         Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
International Value           in a diversified portfolio of equity securities
Portfolio (Class B)           of established companies selected from more than
                              40 industries and from more than 40 developed
                              and emerging market countries.
American Century VP           Long-term total return. To protect against U.S.   American Century Investment Management,
Inflation Protection, Class   inflation.                                        Inc.
II
American Century VP           Long-term capital growth. Analytical research     American Century Investment Management,
Ultra(R), Class II            tools and techniques are used to identify the     Inc.
                              stocks of larger-sized companies that appear to
                              have the best opportunity of sustaining
                              long-term above average growth.
American Century VP Value,    Long-term capital growth, with income as a        American Century Investment Management,
Class II                      secondary objective. Invests primarily in stocks  Inc.
                              of companies that management believes to be
                              undervalued at the time of purchase.
Dreyfus Investment            Capital appreciation. The portfolio invests,      The Dreyfus Corporation
Portfolios Technology Growth  under normal circumstances, at least 80% of its
Portfolio, Service Shares     assets in the stocks of growth companies of any
                              size that Dreyfus believes to be leading
                              producers or beneficiaries of technological
                              innovation. Up to 25% of the portfolio's assets
                              may be in foreign securities. The portfolio's
                              stock investments may include common stocks,
                              preferred stocks and convertible securities.
Dreyfus Variable Investment   Long-term capital growth. To pursue this goal,    The Dreyfus Corporation
Fund International Value      the portfolio normally invests at least 80% of
Portfolio, Service Shares     its assets in stocks. The portfolio ordinarily
                              invests most of its assets in securities of
                              foreign companies which Dreyfus considers to be
                              value companies. The portfolio's stock
                              investments may include common stocks, preferred
                              stocks and convertible securities, including
                              those purchased in initial public offerings or
                              shortly thereafter. The portfolio may invest in
                              companies of any size. The portfolio may also
                              invest in companies located in emerging markets.


--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   15

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Evergreen VA Core Bond        Maximize total return through a combination of    Evergreen Investment Management
Fund - Class 2                current income and capital growth. The Fund       Company, LLC, adviser; Tattersall
                              invests primarily in U.S. dollar denominated      Advisory Group, Inc., subadviser.
                              investment grade debt securities including debt
                              securities issued or guaranteed by the U.S.
                              Treasury or by an agency or instrumentality of
                              the U.S. Government, corporate bonds,
                              mortgage-backed securities, asset-backed
                              securities, and other income producing
                              securities.
Evergreen VA Diversified      High current income from interest on debt         Evergreen Investment Management
Income Builder Fund - Class   securities with a secondary objective of          Company, LLC, adviser; Evergreen
2                             potential for growth of capital in selecting      International Advisors, subadviser.
                              securities. The Fund seeks to achieve its goal
(previously Evergreen VA      by investing primarily in domestic below
Strategic Income Fund -       investment grade bonds and other debt securities
Class 2)                      (which may be denominated in U.S. dollars or in
                              non-U.S. currencies) of foreign governments and
                              foreign corporations.
Evergreen VA Fundamental      Capital growth with the potential for current     Evergreen Investment Management
Large Cap Fund - Class 2      income. Invests primarily in common stocks of     Company, LLC
                              large U.S. companies whose market
                              capitalizations measured at time of purchase
                              fall within the market capitalization range of
                              the companies tracked by the Russell 1000(R)
                              Index.
Evergreen VA Growth           Long-term capital growth. The Fund seeks to       Evergreen Investment Management
Fund - Class 2                achieve its goal by investing at least 75% of     Company, LLC
                              its assets in common stocks of small- and
                              medium-sized companies whose market
                              capitalizations measured at time of purchase
                              falls within the market capitalization range of
                              the companies tracked by the Russell 2000(R)
                              Growth Index.
Evergreen VA High Income      High level of current income, with capital        Evergreen Investment Management
Fund - Class 2                growth as secondary objective. The Fund seeks to  Company, LLC achieve its goal by investing primarily in both
                              low-rated and high-rated fixed-income
                              securities, including debt securities,
                              convertible securities, and preferred stocks
                              that are consistent with its primary investment
                              objective of high current income.
Evergreen VA International    Long-term capital growth, with modest income as   Evergreen Investment Management
Equity Fund - Class 2         a secondary objective. The Fund seeks to achieve  Company, LLC its goal by investing primarily in equity
                              securities issued by established, quality
                              non-U.S. companies located in countries with
                              developed markets and may purchase securities
                              across all market capitalizations. The Fund may
                              also invest in emerging markets.
Evergreen VA Omega            Long-term capital growth. Invests primarily in    Evergreen Investment Management
Fund - Class 2                common stocks and securities convertible into     Company, LLC
                              common stocks of U.S. companies across all
                              market capitalizations.
Evergreen VA Special Values   Capital growth in the value of its shares. The    Evergreen Investment Management
Fund - Class 2                Fund seeks to achieve its goal by investing at    Company, LLC
                              least 80% of its assets in common stocks of
                              small U.S. companies whose market
                              capitalizations measured at the time of purchase
                              fall within the market capitalization range of
                              the companies tracked by the Russell 2000(R)
                              Index.


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  16  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Fidelity(R) VIP               Long-term capital appreciation. Normally invests  Fidelity Management & Research Company
Contrafund(R) Portfolio       primarily in common stocks. Invests in            (FMR), investment manager; FMR U.K. and
Service Class 2               securities of companies whose value it believes   FMR Far East, sub- advisers.
                              is not fully recognized by the public. Invests
                              in either "growth" stocks or "value" stocks or
                              both. The fund invests in domestic and foreign
                              issuers.
Fidelity(R) VIP Investment    High level of current income consistent with the  Fidelity Management & Research Company
Grade Bond Portfolio Service  preservation of capital. Normally invests at      (FMR), investment manager; FMR U.K.,
Class 2                       least 80% of assets in investment-grade debt      FMR Far East, sub- advisers.
                              securities (those of medium and high quality) of
                              all types and repurchase agreements for those
                              securities.
Fidelity(R) VIP Mid Cap       Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Normally invests at   (FMR), investment manager; FMR U.K.,
                              least 80% of assets in securities of companies    FMR Far East, sub- advisers.
                              with medium market capitalizations. May invest
                              in companies with smaller or larger market
                              capitalizations. Invests in domestic and foreign
                              issuers. The Fund invests in either "growth" or
                              "value" common stocks or both.
Fidelity(R) VIP Overseas      Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks of foreign             (FMR), investment manager; FMR U.K.,
                              securities. Normally invests at least 80% of      FMR Far East, Fidelity International
                              assets in non-U.S. securities.                    Investment Advisors (FIIA) and FIIA
                                                                                U.K., sub-advisers.
FTVIPT Franklin Income        Maximize income while maintaining prospects for   Franklin Advisers, Inc.
Securities Fund - Class 2     capital appreciation. The Fund normally invests
                              in both equity and debt securities. The Fund
                              seeks income by investing in corporate, foreign,
                              and U.S. Treasury bonds as well as stocks with
                              dividend yields the manager believes are
                              attractive.
FTVIPT Templeton Global       High current income consistent with preservation  Franklin Advisers, Inc.
Income Securities Fund -      of capital, with capital appreciation as a
Class 2                       secondary consideration. The Fund normally
                              invests mainly in debt securities of governments
                              and their political subdivisions and agencies,
                              supranational organizations and companies
                              located anywhere in the world, including
                              emerging markets.


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                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   17

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Goldman Sachs VIT Mid Cap     Long-term capital appreciation. The Fund          Goldman Sachs Asset Management, L.P.
Value Fund - Institutional    invests, under normal circumstances, at least
Shares                        80% of its net assets plus any borrowings for
                              investment purposes (measured at time of
                              purchase) ("Net Assets") in a diversified
                              portfolio of equity investments in mid-cap
                              issuers with public stock market capitalizations
                              (based upon shares available for trading on an
                              unrestricted basis) within the range of the
                              market capitalization of companies constituting
                              the Russell Midcap(R) Value Index at the time of
                              investment. If the market capitalization of a
                              company held by the Fund moves outside this
                              range, the Fund may, but is not required to,
                              sell the securities. The capitalization range of
                              the Russell Midcap(R) Value Index is currently
                              between $1.1 billion and $21 billion. Although
                              the Fund will invest primarily in publicly
                              traded U.S. securities, it may invest up to 25%
                              of its Net Assets in foreign securities,
                              including securities of issuers in countries
                              with emerging markets or economies ("emerging
                              countries") and securities quoted in foreign
                              currencies. The Fund may invest in the aggregate
                              up to 20% of its Net Assets in companies with
                              public stock market capitalizations outside the
                              range of companies constituting the Russell
                              Midcap(R) Value Index at the time of investment
                              and in fixed-income securities, such as
                              government, corporate and bank debt obligations.
Oppenheimer Capital           Capital appreciation by investing in securities   OppenheimerFunds, Inc.
Appreciation Fund/VA,         of well- known, established companies.
Service Shares
Oppenheimer Global            Long-term capital appreciation. Invests mainly    OppenheimerFunds, Inc.
Securities Fund/VA, Service   in common stocks of U.S. and foreign issuers
Shares                        that are "growth-type" companies, cyclical
                              industries and special situations that are
                              considered to have appreciation possibilities.
Oppenheimer Main Street       Capital appreciation. Invests mainly in common    OppenheimerFunds, Inc.
Small Cap Fund/VA, Service    stocks of small-capitalization U.S. companies
Shares                        that the fund's investment manager believes have
                              favorable business trends or prospects.
Putnam VT Health Sciences     Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Fund - Class IB Shares        by investing mainly in common stocks of
                              companies in the health sciences industries,
                              with a focus on growth stocks. Under normal
                              circumstances, the fund invests at least 80% of
                              its net assets in securities of (a) companies
                              that derive at least 50% of their assets,
                              revenues or profits from the pharmaceutical,
                              health care services, applied research and
                              development and medical equipment and supplies
                              industries, or (b) companies Putnam Management
                              thinks have the potential for growth as a result
                              of their particular products, technology,
                              patents or other market advantages in the health
                              sciences industries.


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  18  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Putnam VT Small Cap Value     Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Fund - Class IB Shares        by investing mainly in common stocks of U.S.
                              companies, with a focus on value stocks. Under
                              normal circumstances, the fund invests at least
                              80% of its net assets in small companies of a
                              size similar to those in the Russell 2000 Value
                              Index.
RVST RiverSource Partners     Long-term growth of capital. Invests primarily    RiverSource Investments, LLC, adviser;
Variable Portfolio - Select   in equity securities of mid cap companies as      Systematic Financial Management, L.P.
Value Fund                    well as companies with larger and smaller market  and WEDGE Capital Management L.L.P.,
                              capitalizations. The Fund considers mid-cap       sub- advisers.
(previously RiverSource       companies to be either those with a market
Variable Portfolio - Select   capitalization of up to $15 billion or those
Value Fund)                   whose market capitalization falls within range
                              of the Russell Midcap(R) Value Index.
RVST RiverSource Partners     Long-term capital appreciation. Under normal      RiverSource Investments, LLC, adviser;
Variable Portfolio - Small    market conditions, at least 80% of the Fund's     River Road Asset Management, LLC,
Cap Value Fund                net assets will be invested in small cap          Donald Smith & Co., Inc., Franklin
                              companies with market capitalization, at the      Portfolio Associates LLC, Barrow,
(previously RiverSource       time of investment, of up to $2.5 billion or      Hanley, Mewhinney & Strauss, Inc. and
Variable Portfolio - Small    that fall within the range of the Russell         Denver Investment Advisors LLC,
Cap Value Fund)               2000(R) Value Index. The Fund may invest up to    subadvisers.
                              25% of its net assets in foreign investments.
RVST RiverSource Variable     Maximum current income consistent with liquidity  RiverSource Investments, LLC
Portfolio - Cash Management   and stability of principal. Invests primarily in
Fund                          money market instruments, such as marketable
                              debt obligations issued by corporations or the
                              U.S. government or its agencies, bank
                              certificates of deposit, bankers' acceptances,
                              letters of credit, and commercial paper,
                              including asset-backed commercial paper.
RVST RiverSource Variable     High level of current income while attempting to  RiverSource Investments, LLC
Portfolio - Diversified Bond  conserve the value of the investment for the
Fund                          longest period of time. Under normal market
                              conditions, the Fund invests at least 80% of its
                              net assets in bonds and other debt securities.
                              At least 50% of the Fund's net assets will be
                              invested in securities like those included in
                              the Lehman Brothers Aggregate Bond Index
                              (Index), which are investment grade and
                              denominated in U.S. dollars. The Index includes
                              securities issued by the U.S. government,
                              corporate bonds, and mortgage- and asset-backed
                              securities. Although the Fund emphasizes high-
                              and medium-quality debt securities, it will
                              assume some credit risk to achieve higher yield
                              and/or capital appreciation by buying
                              lower-quality (junk) bonds. The Fund may invest
                              up to 25% of its net assets in foreign
                              investments, which may include instruments in
                              emerging markets.
RVST RiverSource Variable     High level of current income and, as a secondary  RiverSource Investments, LLC
Portfolio - Diversified       goal, steady growth of capital. Under normal
Equity Income Fund            market conditions, the Fund invests at least 80%
                              of its net assets in dividend- paying common and
                              preferred stocks. The Fund may invest up to 25%
                              of its net assets in foreign investments.


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                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   19

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     Total return that exceeds the rate of inflation   RiverSource Investments, LLC
Portfolio - Global Inflation  over the long-term. Non-diversified mutual fund
Protected Securities Fund     that, under normal market conditions, invests at
                              least 80% of its net assets in
                              inflation-protected debt securities. These
                              securities include inflation-indexed bonds of
                              varying maturities issued by U.S. and foreign
                              governments, their agencies or
                              instrumentalities, and corporations.
RVST RiverSource Variable     Long-term capital growth. Invests primarily in    RiverSource Investments, LLC
Portfolio - Growth Fund       common stocks and securities convertible into
                              common stocks that appear to offer growth
                              opportunities. These growth opportunities could
                              result from new management, market developments,
                              or technological superiority. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.
RVST RiverSource Variable     High total return through current income and      RiverSource Investments, LLC
Portfolio - Income            capital appreciation. Under normal market
Opportunities Fund            conditions, the Fund invests primarily in
                              income-producing debt securities with an
                              emphasis on the higher rated segment of the
                              high-yield (junk bond) market. These
                              income-producing debt securities include
                              corporate debt securities as well as bank loans.
                              The Fund will purchase only securities rated B
                              or above, or unrated securities believed to be
                              of the same quality. If a security falls below a
                              B rating, the Fund may continue to hold the
                              security. Up to 25% of the Fund may be in
                              foreign investments.
RVST RiverSource Variable     Capital appreciation. Under normal market         RiverSource Investments, LLC
Portfolio - Large Cap Equity  conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with market capitalization greater than $5
                              billion at the time of purchase. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.
RVST RiverSource Variable     Long-term growth of capital. Under normal market  RiverSource Investments, LLC
Portfolio - Large Cap Value   conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with a market capitalization greater than $5
                              billion. The Fund may also invest in
                              income-producing equity securities and preferred
                              stocks. The Fund may invest up to 25% of its net
                              assets in foreign investments.
RVST RiverSource Variable     Growth of capital. Under normal market            RiverSource Investments, LLC
Portfolio - Mid Cap Growth    conditions, the Fund invests at least 80% of its
Fund                          net assets at the time of purchase in equity
                              securities of mid capitalization companies. The
                              investment manager defines mid-cap companies as
                              those whose market capitalization (number of
                              shares outstanding multiplied by the share
                              price) falls within the range of the Russell
                              Midcap(R) Growth Index.
RVST RiverSource Variable     Long-term capital appreciation. The Fund seeks    RiverSource Investments, LLC
Portfolio - S&P 500 Index     to provide investment results that correspond to
Fund                          the total return (the combination of
                              appreciation and income) of large-capitalization
                              stocks of U.S. companies. The Fund invests in
                              common stocks included in the Standard & Poor's
                              500 Composite Stock Price Index (S&P 500). The
                              S&P 500 is made up primarily of
                              large-capitalization companies that represent a
                              broad spectrum of the U.S. economy.


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  20  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     High level of current income and safety of        RiverSource Investments, LLC
Portfolio - Short Duration    principal consistent with investment in U.S.
U.S. Government Fund          government and government agency securities.
                              Under normal market conditions, at least 80% of
                              the Fund's net assets are invested in securities
                              issued or guaranteed as to principal and
                              interest by the U.S. government, its agencies or
                              instrumentalities.
RVST Threadneedle Variable    Long-term capital growth. The Fund's assets are   RiverSource Investments, LLC, adviser;
Portfolio - Emerging Markets  primarily invested in equity securities of        Threadneedle International Limited, an
Fund                          emerging market companies. Under normal market    indirect wholly-owned subsidiary of
                              conditions, at least 80% of the Fund's net        Ameriprise Financial, sub-adviser.
(previously RiverSource       assets will be invested in securities of
Variable Portfolio -          companies that are located in emerging market
Emerging Markets Fund)        countries, or that earn 50% or more of their
                              total revenues from goods and services produced
                              in emerging market countries or from sales made
                              in emerging market countries.
Van Kampen Life Investment    Capital growth and income through investments in  Van Kampen Asset Management
Trust Comstock Portfolio,     equity securities, including common stocks,
Class II Shares               preferred stocks and securities convertible into
                              common and preferred stocks. The Portfolio
                              emphasizes value style of investing seeking
                              well-established, undervalued companies believed
                              by the Portfolio's investment adviser to posses
                              the potential for capital growth and income.
Van Kampen UIF U.S. Real      Above-average current income and long-term        Morgan Stanley Investment Management
Estate Portfolio, Class II    capital appreciation by investing primarily in    Inc., doing business as Van Kampen.
Shares                        equity securities of companies in the U.S. real
                              estate industry, including real estate
                              investment trusts. Non-diversified Portfolio
                              that invests primarily in equity securities of
                              companies in the U.S. real estate industry,
                              including real estate investment trusts.
Wanger U.S. Smaller           Long-term growth of capital. Invests primarily    Columbia Wanger Asset Management, L.P.
Companies                     in stocks of small- and medium-size U.S.
                              companies with market capitalizations of less
Effective June 1, 2008, the   than $5 billion at time of initial purchase.
Fund will change its name to
Wanger USA.                   Effective June 1, 2008:
                              Long-term growth of capital. Under normal market
                              circumstances, the Fund invests a majority of
                              its net assets in small- and mid-sized companies
                              with market capitalizations under $5 billion at
                              the time of investment. However, if the Fund's
                              investments in such companies represent less
                              than a majority of its net assets, the Fund may
                              continue to hold and to make additional
                              investments in an existing company in its
                              portfolio even if that company's capitalization
                              has grown to exceed $5 billion. Except as noted
                              above, under normal market circumstances, the
                              Fund may invest in other companies with market
                              capitalizations above $5 billion, provided that
                              immediately after that investment a majority of
                              its net assets would be invested in companies
                              with market capitalizations under $5 billion.


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                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   21

THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.


Currently, unless an asset allocation program is in effect, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. The required minimum investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin.



Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.


The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the Guarantee Period (30 day rule). At all other times, and unless one of the exceptions to the 30 day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


--------------------------------------------------------------------------------
  22  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

- automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA may apply if you transfer to a new Portfolio Navigator asset allocation model portfolio;

- amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

- reallocation of your contract value according to an updated Portfolio Navigator model portfolio;

- amounts withdrawn for fees and charges; or

- amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive

For examples, see Appendix A.

BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. Contract Option L has a four-year withdrawal charge schedule. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee. Both contracts have the same underlying funds. As the owner, you have all rights and may receive all benefits under the contract.

You can own a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

- contract Option L or Option C;

- GPAs and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- a beneficiary;

- the optional Portfolio Navigator asset allocation program(1); and

- one of the following Death Benefits:

  - ROP Death Benefit


  - MAV Death Benefit


  - 5% Accumulation Death Benefit(2)

  - Enhanced Death Benefit(2)

In addition, you may also have selected (if available in your state):

ANY ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):


- Accumulation Protector Benefit rider



- Guarantor Withdrawal Benefit rider



- Income Assurer Benefit - MAV rider


--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   23

- Income Assurer Benefit - 5% Accumulation Benefit Base rider



- Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base rider


EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:


- Benefit Protector Death Benefit rider(3)



- Benefit Protector Plus Death Benefit rider(3)


(1)  There is no additional charge for this feature

(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.


(3) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit riders.


The contract provides for allocation of purchase payments to the GPAs and/or to the subaccounts of the variable account in even 1% increments subject to the $1,000 required minimum investment for the GPAs.


We apply your purchase payments to the GPAs and subaccounts you select. If we receive your additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, TO COMPLY WITH IRS REGULATIONS, THE RETIREMENT DATE GENERALLY MUST BE:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM ADDITIONAL PURCHASE PAYMENTS

  $50 for SIPs

  $100 for all other payment types

--------------------------------------------------------------------------------
  24  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM TOTAL PURCHASE PAYMENTS*:

  $1,000,000


* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.


HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY

829 AMERIPRISE FINANCIAL CENTER

MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES


CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary. We prorate this charge among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs. We cannot increase these fees.


The contract (either Option L or Option C) and the death benefit guarantee you select determines the mortality and expense risk fee you pay:

                                                                CONTRACT                       CONTRACT
                                                                OPTION L                       OPTION C
 ROP Death Benefit                                                1.55%                          1.65%
 MAV Death Benefit                                                1.75                           1.85
 5% Accumulation Death Benefit                                    1.90                           2.00
 Enhanced Death Benefit                                           1.95                           2.05


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as


--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   25
expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L, discussed below, will cover sales and distribution expenses.

WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Contract Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than contract Option L.

If you select contract Option L and you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge applies to each purchase payment you make. The withdrawal schedule charge lasts for four years (See "Expense Summary").


You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract Option L includes the Guarantor Withdrawal Benefit rider:



CONTRACT OPTION L WITHOUT THE GUARANTOR WITHDRAWAL BENEFIT RIDER


The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary(1); or

- current contract earnings.


CONTRACT OPTION L WITH GUARANTOR WITHDRAWAL BENEFIT RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the Remaining Benefit Payment.

(1) We consider your initial purchase payment to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 4-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select contract Option L, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the fourth year after it is made is 6%. At the beginning of the fifth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (See "Expense Summary"), and then adding the total withdrawal charges.

--------------------------------------------------------------------------------
  26  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (See "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.


Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.


For an example, see Appendix C.

WAIVER OF WITHDRAWAL CHARGES FOR CONTRACT OPTION L

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


- if you elected the Guarantor Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

- contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge. This exception also applies to contract Option C.)

- withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period; and

- death benefits.

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal under this annuity payout plan we impose a withdrawal charge. Whether you have contract Option L or contract Option C. This charge will vary based on your contract option and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

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                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   27

OPTIONAL LIVING BENEFIT CHARGES



ACCUMULATION PROTECTOR BENEFIT RIDER FEE


We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently, the Accumulation Protector Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit rider charge will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


GUARANTOR WITHDRAWAL BENEFIT RIDER FEE


THIS FEE INFORMATION APPLIES TO BOTH RIDER A AND RIDER B (SEE "OPTIONAL BENEFITS").

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor Withdrawal Benefit, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payments begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each asset allocation model. The Guarantor Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor Withdrawal Benefit rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor Withdrawal Benefit rider charge will not change until the third contract anniversary. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the spousal continuation step up under Rider A after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model. On the next contract anniversary, we

--------------------------------------------------------------------------------
  28 EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.


The fee does not apply after annuity payouts begin.



INCOME ASSURER BENEFIT RIDER FEE



We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge of the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:



                                                                MAXIMUM                       CURRENT
 Income Assurer Benefit - MAV                                    1.50%                         0.30%(1)
 Income Assurer Benefit - 5% Accumulation Benefit Base           1.75                          0.60(1)
 Income Assurer Benefit - Greater of MAV or 5% Accumulation      2.00                          0.65(1)
 Benefit Base



(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer
     Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.



We deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently the Income Assurer Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model portfolio but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge and/or charge a separate charge for each model portfolio. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.



For an example of how each Income Assurer Benefit fee is calculated, see Appendix B.



OPTIONAL DEATH BENEFIT CHARGES



BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   29

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS

We value the amounts you allocated to the GPAs directly in dollars. The value of a GPA equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs;

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges (for contract Option L); and

- the deduction of a prorated portion of:

- the contract administrative charge; and

--------------------------------------------------------------------------------
  30  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

- the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


Accumulation unit values will fluctuate due to:

- changes in funds net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year GPA to one or more subaccounts. Only the one-year GPA is available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is
low ...                       ARROW

                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high.         ARROW

                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Automated dollar-cost averaging is not available when a Portfolio Navigator model portfolio is in effect (see "Asset Allocation Program" below).

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date

--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS 31 of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program" below).

ASSET ALLOCATION PROGRAM


For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the PN program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts and any GPAs (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.

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  32  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

REQUIRED USE OF ASSET ALLOCATION PROGRAM WITH ACCUMULATION PROTECTOR BENEFIT RIDER, GUARANTOR WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT RIDER



If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you may not discontinue your participation in the asset allocation program unless permitted by the terms of the rider as summarized below:



- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the asset allocation program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS UNTIL THE END OF THE WAITING PERIOD.



- GUARANTOR WITHDRAWAL BENEFIT RIDER: Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT RIDER: You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT RIDER IS IN EFFECT.


PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described above for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.


The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective (underlying fund), and may include certain GPAs (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased after May 1, 2006 includes an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.



SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at or before the time they enroll in the PN program.


Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

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                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   33

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.


We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflict of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICT OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Series Trust funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Series Trust funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Series Trust funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Series Trust funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may believe that certain RiverSource Variable Series Trust funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.


RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk.
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  34  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts or any GPAs that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

- no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value according to the updated model portfolio. If you do not want your contract value to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.


In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider.


We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

- cancel required participation in the program after 30 days written notice;

- substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

- discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


The investment advisory agreement will terminate automatically in the event that we are notified of a death which results in a death benefit becoming payable under the contract. In this case, your investment advisory relationship with RiverSource Investments and the notification of future reassessments will cease, but prior instructions provided by you in connection with your participation in the PN program will continue (e.g., rebalancing instructions provided to insurer).


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.
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                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   35

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT RIDER, GUARANTOR WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT RIDER



If you purchase the optional Accumulation Protector Benefit rider, the optional Guarantor Withdrawal Benefit rider or the optional Income Assurer Benefit rider, you are required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- GUARANTOR WITHDRAWAL BENEFIT RIDER: Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT RIDER: You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT RIDER IS IN EFFECT.


OPTIONAL PN PROGRAM


If you do not select the optional Accumulation Protector Benefit rider, the optional Guarantor Withdrawal Benefit rider or the optional Income Assurer Benefit rider with your contract, you may elect to participate in the PN program.


You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.


You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios. Partial withdrawals do not cancel the PN program. Your participation in the PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.


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  36  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount or GPA to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs at any time.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If you select a variable annuity payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to or from the GPAs but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

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                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   37

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under our automated transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

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  38  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY

829 AMERIPRISE FINANCIAL CENTER

MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts or GPAs.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- If a Portfolio Navigator Model Portfolio is in effect, you are not allowed to set up automated transfers (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly

                           $250 quarterly, semiannually or annually

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:

(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance

Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

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                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   39

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")



Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").


In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts and GPAs in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in each subaccount and GPA must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

- payable to owner;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;

--------------------------------------------------------------------------------
  40  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

  - you severed employment with the employer who purchased the contract;



  - the distribution is because of your death;



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit(SM) and/or Benefit Protector(SM) Plus, the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit(SM) and the Guarantor(SM) Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")

BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:


- Return of Purchase Payment (ROP) Death Benefit;



- Maximum Anniversary Value (MAV) Death Benefit


- 5% Accumulation Death Benefit

- Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   41

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

  ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV       =   PW X DB
    DEATH BENEFITS)                                                  ------------
                                                                     CV

  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  DB  = the death benefit on the date of (but prior to) the partial withdrawal

  CV  = contract value on the date of (but prior to) the partial withdrawal

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: This is the sum of the value of your GPAs and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts;

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

  5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR ADJUSTED       =   PWT X VAF
    PARTIAL WITHDRAWALS                                              ---------------
                                                                     SV

  PWT   =   the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the subaccounts.
  VAF   =   variable account floor on the date of (but prior to) the
            transfer or partial withdrawal.
  SV    =   value of the subaccounts on the date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payment withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payment in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments allocated to the subaccounts that have not been withdrawn or transferred out of the subaccounts.


NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit 5% variable account floor.


RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1. contract value; or

2. total purchase payments minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR REGISTERED REPRESENTATIVE WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

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  42  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit and the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (See "Optional Benefits").


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.

  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid.

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                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   43

  There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit and the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (See "Optional Benefits").


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


ACCUMULATION PROTECTOR BENEFIT RIDER



The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:



ON THE BENEFIT DATE, IF:                         THEN YOUR ACCUMULATION PROTECTOR BENEFIT RIDER BENEFIT IS:
The Minimum Contract Accumulation Value          The contract value is increased on the benefit date to
(defined below) as determined under the          equal the Minimum Contract Accumulation Value as
Accumulation Protector Benefit rider is          determined under the Accumulation Protector Benefit rider
greater than your contract value,                on the benefit date.
The contract value is equal to or greater than   Zero; in this case, the Accumulation Protector Benefit
the Minimum Contract Accumulation Value as       rider ends without value and no benefit is payable.
determined under the Accumulation Protector
Benefit rider,



If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.



If this rider is available in your state, you may elect the Accumulation Protector Benefit rider at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it, except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit rider may not be purchased with the optional Guarantor Withdrawal Benefit rider or any Income Assurer Benefit rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit may not be available in all states.



You should consider whether a Accumulation Protector Benefit rider is appropriate for you because:


- you must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts and GPAs that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program");


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;


- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial withdrawals, including those you take to satisfy RMDs, will reduce any potential benefit

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  44  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS
  that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;



- if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;



- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the Elective Step Up Option (described below) or your surviving spouse exercises the spousal continuation Elective Step Up (described below); and



- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit rider charge to increase (see "Charges").



Be sure to discuss with your investment professional whether a Accumulation Protector Benefit rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:


BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.


MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.


ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.


When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this


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                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   45
elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.

The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION


If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.


TERMINATING THE RIDER

The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full withdrawal; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.

For an example, see Appendix E.


GUARANTOR WITHDRAWAL BENEFIT RIDER



The Guarantor Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if:


- you purchase your contract on or after April 29, 2005(1),(2);

- you and the annuitant are 79 or younger on the date the contract is issued.


You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.


(1) The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.
(2) In previous disclosures, we have referred to this rider as Rider A. We also offered an earlier version of this rider, previously referred to as Rider
     B. See Appendix F for information regarding Rider B which is no longer offered. See the rider attached to your contract for the actual terms of the benefit you purchased.


We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

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  46  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS
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For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:



- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts or GPAs that are available under the contract to contract owners who do not elect this rider;


- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change. See Appendix H for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments.

- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.

THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR(SM) WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.

GUARANTEED BENEFIT AMOUNT


The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, adjusted for subsequent purchase payments, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.


The GBA is determined at the following times:


- At contract issue -- the GBA is equal to the initial purchase payment;



- When you make additional purchase payments -- each additional purchase payment plus any purchase payment credit has its own GBA equal to the amount of the purchase payment. The total GBA when an additional purchase payment is added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;


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                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   47

- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;



  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:



  c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups


GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:


- At contract issue -- the RBA is equal to the initial purchase payment;



- When you make additional purchase payments -- each additional purchase payment has its own RBA equal to the amount of the purchase payment. The total RBA when an additional purchase payment is added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;


- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;


  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;


RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

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  48  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS
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GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year until the RBA is depleted, subject to certain restrictions prior to the third anniversary (see "Elective Step Up" above). The GBP is equal to 7% of the GBA.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.


Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.


Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- If you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

- If you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

- If you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.
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                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   49

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION


Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

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  50  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS
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This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.


If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.


For an example, see Appendix G.


INCOME ASSURER BENEFIT RIDERS



There are three optional Income Assurer Benefit riders available under your contract:



- Income Assurer Benefit - MAV;



- Income Assurer Benefit - 5% Accumulation Benefit Base; or



- Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.



The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.



The general information in this section applies to each Income Assurer Benefit rider. This section is followed by a description of each specific Income Assurer Benefit rider and how it is calculated.



You should consider whether an Income Assurer Benefit rider is appropriate for you because:


- you must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts and GPAs (if available) to those that are in the asset allocation model you select. This means you will not be able to allocate contract value to all of the subaccounts or GPAs that are available under the contract to other contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program");


- if you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs, will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit rider with a qualified annuity;



- you must hold the Income Assurer Benefit for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;



- you can only exercise the Income Assurer Benefit within 30 days after a contract anniversary following the expiration of the 10-year waiting period;


--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   51

- the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator model portfolio to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit"); and



- the Income Assurer Benefit rider terminates* on the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.



If the Income Assurer Benefit rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit rider you select (see "Charges -- Income Assurer Benefit Rider Fee"). The effective date of the rider will be the contract issue date. The Accumulation Protector Benefit and the Guarantor Withdrawal Benefit riders are not available with any Income Assurer Benefit rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a Income Assurer Benefit rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT RIDERS IN THE SECTIONS BELOW:



GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.



EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under contract data and will include the RiverSource Variable Portfolio -- Cash Management Fund and, if available under your contract, the GPAs. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
    to) the partial withdrawal; and

(b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.


THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT:


EXERCISING THE RIDER

Rider exercise conditions are:


- you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the Waiting Period;


- the annuitant on the retirement date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payout plans:

  PLAN A - LIFE ANNUITY -- NO REFUND;

  PLAN B - LIFE ANNUITY WITH TEN OR TWENTY YEARS CERTAIN;

  PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND;

          - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH TWENTY YEARS CERTAIN; or

  PLAN E - TWENTY YEARS CERTAIN.

After the expiration of the waiting period, the Income Assurer Benefit(SM) rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payments with a guaranteed minimum initial payment or a combination of the two options.

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  52  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate. These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

TERMINATING THE RIDER

Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and


- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.



YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT RIDERS DESCRIBED BELOW:



INCOME ASSURER BENEFIT - MAV



The guaranteed income benefit base for the Income Assurer Benefit - MAV is the greater of these three values:


1. contract value; or

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments made to the contract minus proportionate adjustments for partial withdrawals.

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                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   53

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments; or

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.

5% VARIABLE ACCOUNT FLOOR -- is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit(SM) 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.

The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payments withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payments in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and

--------------------------------------------------------------------------------
  54  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

This method is greater than a dollar-for-dollar reduction, and could potentially deplete the maximum benefit faster than the dollar-for-dollar reduction.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment accumulated at 5% for the number of full contract years they have been in the contract.


INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE



The guaranteed income benefit base for the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:


1. the contract value;

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals;

3. the MAV (described above); or

4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less market value adjusted excluded payments (described above); or

4. the 5% variable account floor, less 5% Adjusted Excluded Payments (described above).


For an example of how each Income Assurer Benefit rider is calculated, see Appendix I.



BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)



The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.



The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


- the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   55

EARNINGS AT DEATH: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.



TERMINATING THE BENEFIT PROTECTOR


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.


For an example, see Appendix J.


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)



The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange, or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.



The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the benefits payable under the Benefit Protector described above, plus


- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE    PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                        0%                                          0%
 Three and Four                    10%                                       3.75%
 Five or more                      20%                                        7.5%


Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


- the ROP death benefit (see "Benefits in Case of Death") plus:

                              IF YOU AND THE ANNUITANT ARE UNDER
CONTRACT YEAR           AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             40% X earnings at death (see above)
 Three & Four    40% X (earnings at death + 25% of initial purchase payment*)
 Five or more    40% X (earnings at death + 50% of initial purchase payment*)

                              IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR          OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
 One             Zero
 Two             15% X earnings at death
 Three & Four    15% X (earnings at death + 25% of initial purchase payment*)
 Five or more    15% X (earnings at death + 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

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  56  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE BENEFIT PROTECTOR PLUS


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix K.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the subaccounts to provide variable annuity payouts. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Your selection of these annuity payout plans is subject to the exceptions noted below.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

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                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   57

- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.



- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.


- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will vary between 6.55% and 8.15% depending on the applicable contract option and the applicable assumed investment rate. (See
  "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").



- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE GUARANTOR WITHDRAWAL BENEFIT RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Guarantor Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

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  58  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


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                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   59

- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;


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  60  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;



- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


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                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   61

VOTING RIGHTS


As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource(SM) Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT


- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.


- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

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  62  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

PAYMENTS WE MAKE TO SELLING FIRMS


- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 6.0% each time a purchase payment is made for Contract Option L, and 1.0% for Contract Option C. We may also pay ongoing trail commissions of up to 1.0% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.


- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and

- fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

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                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   63

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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  64  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

                                   APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE


APPENDIX NAME                                           PAGE #   CROSS-REFERENCE                                           PAGE #
 Appendix A: Example -- Market Value Adjustment (MVA)   p.  66   Guarantee Period Accounts (GPAs)                          p.  21
 Appendix B: Example -- Income Assurer Benefit Rider
 Fee                                                    p.  68   Charges -- Income Assurer Benefit Rider Fee               p.  28
 Appendix C: Example -- Withdrawal Charges              p.  69   Charges -- Withdrawal Charges                             p.  26
 Appendix D: Example -- Death Benefits                  p.  73   Benefits in Case of Death                                 p.  41
 Appendix E: Example -- Accumulation Protector Benefit           Optional Benefits -- Accumulation Protector Benefit
 Rider                                                  p.  76   Rider                                                     p.  27
 Appendix F: Guarantor Withdrawal Benefit Rider --               Optional Benefits -- Guarantor Withdrawal Benefit Rider   p.  46
  Rider B Disclosure                                    p.  78
 Appendix G: Example -- Guarantor Withdrawal Benefit
 Rider                                                  p.  83   Optional Benefits -- Guarantor Withdrawal Benefit Rider   p.  46
 Appendix H: Guarantor Withdrawal Benefit Rider --               Optional Benefits -- Guarantor Withdrawal Benefit Rider   p.  46
  Additional RMD Disclosure                             p.  85
 Appendix I: Example -- Income Assurer Benefit Riders   p.  86   Optional Benefits -- Income Assurer Benefit Riders        p.  51
 Appendix J: Example -- Benefit Protector Death                  Optional Benefits -- Benefit Protector Death Benefit
 Benefit Rider                                          p.  91   Rider                                                     p.  29
 Appendix K: Example -- Benefit Protector Plus Death             Optional Benefits -- Benefit Protector Plus Death
 Benefit Rider                                          p.  93   Benefit Rider                                             p.  29
 Appendix L: Condensed Financial Information
 (Unaudited)                                            p.  95   Condensed Financial Information (Unaudited)               p.  12


The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts and GPAs, and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices D, E, G and I through K include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   65

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(N/12)  - 1] = MVA
                                    1 + J + .001

      Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you

--------------------------------------------------------------------------------
  66 EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS requested after we apply the MVA (and any applicable withdrawal charge under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   67

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT RIDER FEE



EXAMPLE -- INCOME ASSURER BENEFIT RIDER FEE


ASSUMPTIONS:


- You purchase the contract with a payment of $50,000 and allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals; and



- on the first contract anniversary your total contract value is $55,545; and



- on the second contract anniversary your total contract value is $53,270.



WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT ON THE SECOND ANNIVERSARY AS FOLLOWS:



THE INCOME ASSURER BENEFIT - MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:



  Purchase Payments less adjusted partial withdrawals:         $50,000
  Contract value on the second anniversary:                    $53,270
  Maximum Anniversary Value:                                   $55,545
----------------------------------------------------------------------
  INCOME ASSURER BENEFIT - MAV GUARANTEED INCOME BENEFIT
     BASE                                                      $55,545



THE INCOME ASSURER BENEFIT - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:



  Purchase Payments less adjusted partial withdrawals:         $50,000
  Contract value on the second anniversary:                    $53,270
  5% Variable Account Floor = 1.05 X 1.05 X $50,000            $55,125
----------------------------------------------------------------------
  INCOME ASSURER BENEFIT - 5% ACCUMULATION GUARANTEED INCOME
     BENEFIT BASE                                              $55,125



THE INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE
IS THE GREATEST OF THE FOLLOWING VALUES:



  Purchase Payments less adjusted partial withdrawals:         $50,000
  Contract value on the second anniversary:                    $53,270
  Maximum Anniversary Value:                                   $55,545
  5% Variable Account Floor = 1.05 X 1.05 X $50,000            $55,125
----------------------------------------------------------------------
  INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION
     GUARANTEED INCOME BENEFIT BASE                            $55,545



THE INCOME ASSURER BENEFIT FEE DEDUCTED FROM YOUR CONTRACT VALUE WOULD BE:
INCOME ASSURER BENEFIT - MAV FEE =                              0.30% X $55,545 = $166.64
INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE FEE =     0.60% X $55,125 = $330.75
INCOME ASSURER BENEFIT - MAV OR 5% ACCUMULATION BENEFIT BASE    0.65% X $55,545 = $361.04
  FEE =


--------------------------------------------------------------------------------
  68  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for a contract with a four-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:


1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount or GPA. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   69

FULL WITHDRAWAL CHARGE CALCULATION -- FOUR YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a four-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment; and



- You withdraw the contract for its total value in the fourth contract year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                 Contract value just prior to withdrawal:       $60,000.00           $40,000.00
                                     Contract value on prior anniversary:        58,000.00            42,000.00



WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                            Contract value just prior to withdrawal (CV):        60,000.00            40,000.00
             Less purchase payments received and not previously withdrawn
                                                                 (PPNPW):        50,000.00            50,000.00
                                                                                ----------           ----------
                       Earnings in the contract (but not less than zero):        10,000.00                 0.00

STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:        10,000.00                 0.00
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                ----------           ----------
                                            TFA (but not less than zero):        10,000.00             4,200.00

STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                Contract value withdrawn:        60,000.00            40,000.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            ACV (but not less than zero):        50,000.00            40,000.00

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            XSF (but not less than zero):             0.00             4,200.00

STEP 5.  Now we can determine how much of the PPNPW is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

                                                        XSF from Step 4 =             0.00             4,200.00
                                                        ACV from Step 3 =        50,000.00            40,000.00
                                                         CV from Step 1 =        60,000.00            40,000.00
                                                        TFA from Step 2 =        10,000.00             4,200.00
                                                      PPNPW from Step 1 =        50,000.00            50,000.00
                                                                                ----------           ----------
                                                                    PPW =        50,000.00            50,000.00


--------------------------------------------------------------------------------
  70  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
STEP 6.  We then calculate the withdrawal charge as a percentage of PPW.
         Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                     PPW:        50,000.00            50,000.00
                                                                less XSF:             0.00             4,200.00
                                                                                ----------           ----------
                            amount of PPW subject to a withdrawal charge:        50,000.00            45,800.00
                                multiplied by the withdrawal charge rate:           X 6.0%               X 6.0%
                                                                                ----------           ----------
                                                       withdrawal charge:         3,000.00             2,748.00

STEP 7.  The dollar amount you will receive as a result of your full withdrawal is determined as:
                                                Contract value withdrawn:        60,000.00            40,000.00
                                                       WITHDRAWAL CHARGE:        (3,000.00)           (2,748.00)
                         Contract charge (assessed upon full withdrawal):           (40.00)              (40.00)
                                                                                ----------           ----------
                                            NET FULL WITHDRAWAL PROCEEDS:        56,960.00            37,212.00



PARTIAL WITHDRAWAL CHARGE CALCULATION -- FOUR-YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a four-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment; and



- You request a net partial withdrawal in the fourth contract year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                 Contract value just prior to withdrawal:       $60,000.00           $40,000.00
                                     Contract value on prior anniversary:        58,000.00            42,000.00



We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.



WE CALCULATE THE WITHDRAWAL CHARGE FOR EACH ESTIMATE AS FOLLOWS:

--------------------------------------------------------------------------------



STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                            Contract value just prior to withdrawal (CV):        60,000.00            40,000.00
             Less purchase payments received and not previously withdrawn
                                                                 (PPNPW):        50,000.00            50,000.00
                                                                                ----------           ----------
                       Earnings in the contract (but not less than zero):        10,000.00                 0.00


--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   71


STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:        10,000.00                 0.00
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                ----------           ----------
                                            TFA (but not less than zero):        10,000.00             4,200.00



                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS

STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                Contract value withdrawn:        15,319.15            15,897.93
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            ACV (but not less than zero):         5,319.15            15,897.93

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            XSF (but not less than zero):             0.00             4,200.00

STEP 5.  Now we can determine how much of the PPNPW is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

                                                        XSF from Step 4 =             0.00             4,200.00
                                                        ACV from Step 3 =         5,319.15            15,897.93
                                                         CV from Step 1 =        60,000.00            40,000.00
                                                        TFA from Step 2 =        10,000.00             4,200.00
                                                      PPNPW from Step 1 =        50,000.00            50,000.00
                                                                                ----------           ----------
                                                                    PPW =         5,319.15            19,165.51

STEP 6.  We then calculate the withdrawal charge as a percentage of PPW.
         Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                     PPW:         5,319.15            19,165.51
                                                                less XSF:             0.00             4,200.00
                                                                                ----------           ----------
                            amount of PPW subject to a withdrawal charge:         5,319.15            14,965.51
                                multiplied by the withdrawal charge rate:           X 6.0%               X 6.0%
                                                                                ----------           ----------
                                                       withdrawal charge:           319.15               897.93

STEP 7.  The dollar amount you will receive as a result of your partial withdrawal is determined as:
                                                Contract value withdrawn:        15,319.15            15,897.93
                                                       WITHDRAWAL CHARGE:          (319.15)             (897.93)
                                                                                ----------           ----------
                                         NET PARTIAL WITHDRAWAL PROCEEDS:        15,000.00            15,000.00


--------------------------------------------------------------------------------
  72  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $20,000. You select contract Option L; and



- on the first contract anniversary you make an additional purchase payment of $5,000; and



- during the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal, including withdrawal charge; and



- during the third contract year the contract value grows to $23,000.



  WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:

  1. Contract value at death:                                                                 $23,000.00
                                                                                              ----------
  2. Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------


  ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:  $23,295.45

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000. You select contract Option L; and



- on the first contract anniversary the contract value grows to $26,000; and



- during the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.



  WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS FOLLOWS:

  1. CONTRACT VALUE AT DEATH:                                                                 $20,500.00

  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------
  3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary values:                                        $26,000.00
         plus purchase payments made since the prior anniversary:                                  +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $26,000
         ----------------  =                                                                   -1,772.73
             $22,000                                                                          ----------
         for a death benefit of:                                                              $24,227.27
                                                                                              ----------


  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $24,227.27

--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   73

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and



- on the first contract anniversary the GPA value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- during the second contract year the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.



  THE DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, IS CALCULATED AS FOLLOWS:

  1. CONTRACT VALUE AT DEATH:                                                                 $22,800.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a death benefit of:                                                              $23,456.79
                                                                                              ----------
  3. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor calculated as: 1.05 X $20,000 =                           $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                  -$1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the GPA value:                                                                   +5,300.00
         5% variable account floor (value of the GPAs and the variable account floor):        $24,642.11
                                                                                              ----------


  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
  WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                             $24,642.11

--------------------------------------------------------------------------------
  74  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and



- on the first contract anniversary, the GPAs value is $5,200 and the subaccount value is $17,000. Total contract value is $23, 200; and



- during the second contract year, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.



  THE DEATH BENEFIT, WHICH IS THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:

  1. CONTRACT VALUE AT DEATH:                                                                 $22,800.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a ROP Death Benefit of:                                                          $23,456.79
                                                                                              ----------
  3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                                    $25,000.00
         plus purchase payments made since that anniversary:                                       +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a MAV Death Benefit of:                                                          $23,456.79
                                                                                              ----------
  4. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary, calculated as:
         1.05 x $20,000 =                                                                     $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                  -$1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the GPA value:                                                                   +5,300.00
         5% variable account floor (value of the GPAs and the variable account floor):        $24,642.11
                                                                                              ----------


  EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE
  ACCOUNT FLOOR:                                                      $24,642.11

--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   75

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT RIDER


AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the Benefit Date.

ASSUMPTIONS:

- You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

- you make no additional purchase payments to the contract; and

- you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and

- you do not exercise the elective step up option available under the rider; and

- you do not change asset allocation models.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date, the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                              MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT                                                                    ADJUSTED       ASSUMED         ASSUMED
DURATION                                        PURCHASE      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS                                        PAYMENTS    WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue                                       $125,000      $  N/A         $  N/A           N/A          $125,000      $125,000
 1                                                    0            0              0          12.0%          140,000       125,000
 2                                                    0            0              0          15.0%          161,000       128,800(2)
 3                                                    0            0              0           3.0%          165,830       132,664(2)
 4                                                    0            0              0          -8.0%          152,564       132,664
 5                                                    0        2,000          2,046         -15.0%          127,679       130,618
 6                                                    0            0              0          20.0%          153,215       130,618
 7                                                    0            0              0          15.0%          176,197       140,958(2)
 8                                                    0        5,000          4,444         -10.0%          153,577       136,513
 9                                                    0            0              0         -20.0%          122,862       136,513
 10(1)                                                0            0              0         -12.0%          108,118       136,513

(1)  The APB benefit date.
(2) These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up Option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

- you make no additional purchase payments to the contract; and

--------------------------------------------------------------------------------
  76  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

- you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and,

- the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

- you do not change asset allocation models.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

               YEARS                                      MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT    REMAINING IN                                ADJUSTED       ASSUMED         ASSUMED
DURATION    THE WAITING     PURCHASE      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS       PERIOD       PAYMENTS    WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue        10         $125,000      $  N/A         $  N/A           N/A          $125,000      $125,000
 1            10(2)               0            0              0          12.0%          140,000       140,000(3)
 2            10(2)               0            0              0          15.0%          161,000       161,000(3)
 3            10(2)               0            0              0           3.0%          165,830       165,830(3)
 4                9               0            0              0          -8.0%          152,564       165,830
 5                8               0        2,000          2,558         -15.0%          127,679       163,272
 6                7               0            0              0          20.0%          153,215       163,272
 7            10(2)               0            0              0          15.0%          176,197       176,197(3)
 8                9               0        5,000          5,556         -10.0%          153,577       170,642
 9                8               0            0              0         -20.0%          122,862       170,642
 10               7               0            0              0         -12.0%          108,118       170,642
 11               6               0            0              0           3.0%          111,362       170,642
 12               5               0            0              0           4.0%          115,817       170,642
 13               4               0        7,500         10,524           5.0%          114,107       160,117
 14               3               0            0              0           6.0%          120,954       160,117
 15               2               0            0              0          -5.0%          114,906       160,117
 16               1               0            0              0         -11.0%          102,266       160,117
 17(1)            0               0            0              0          -3.0%           99,198       160,117

(1)  The APB benefit date.
(2)  The waiting period restarts when the elective step up is exercised.
(3)  These values indicate when the elective step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   77

APPENDIX F: GUARANTOR WITHDRAWAL BENEFIT RIDER --


RIDER B DISCLOSURE


GUARANTOR WITHDRAWAL BENEFIT RIDER



The Guarantor Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if:


- you purchased your contract prior to April 29, 2005(1),(2);

- the rider was available in your state; and

- you and the annuitant were 79 or younger on the date the contract was issued.


(1) The Guarantor Withdrawal Benefit is not available under an inherited qualified annuity.


(2) In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit section in this prospectus for information about currently offered version of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.



You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:


- USE OF ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006 (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts or GPAs that are available under the contract to contract owners who do not elect this rider;

--------------------------------------------------------------------------------
  78  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change. See Appendix G for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor(SM) Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments.

- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.


GUARANTEED BENEFIT AMOUNT


The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, adjusted for subsequent purchase payments, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.


The GBA is determined at the following times:


- At contract issue -- the GBA is equal to the initial purchase payment;



- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment. The total GBA when an additional purchase payment is added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;


- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;



  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:



  c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   79

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:


- At contract issue -- the RBA is equal to the initial purchase payment;



- When you make additional purchase payments -- each additional purchase payment has its own RBA equal to the amount of the purchase payment. The total RBA when an additional purchase payment is added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;


- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;


RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.


Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.


Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to

--------------------------------------------------------------------------------
  80 EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

- if you step up on the first or second contract anniversary but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

  (c) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (d) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.
--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   81

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION


Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.


If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.


For an example, see Appendix G.

--------------------------------------------------------------------------------
  82  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- GUARANTOR WITHDRAWAL BENEFIT RIDER



EXAMPLE OF THE GUARANTOR WITHDRAWAL BENEFIT -- THIS EXAMPLE ILLUSTRATES BOTH RIDER A AND RIDER B (SEE "OPTIONAL BENEFITS").


ASSUMPTIONS:


- You purchase the contract with a payment of $100,000; and


- you select contract Option L.


  The Guaranteed Benefit Amount (GBA) equals your purchase
  payment:                                                     $100,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your
  GBA:
     0.07 X $100,000 =                                         $  7,000
  The Remaining Benefit Amount (RBA) equals your purchase
  payment:                                                     $100,000
  On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $110,000
  The GBA equals 100% of your contract value:                  $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $110,000 =                                         $  7,700
  During the fourth contract year you decide to take a
  partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your
  RBA equals the prior RBA less the amount of the partial
  withdrawal:
     $110,000 - $7,700 =                                       $102,300
  The GBA equals the GBA immediately prior to the partial
  withdrawal:                                                  $110,000
  The GBP equals 7% of your GBA:
     0.07 X $110,000 =                                         $  7,700
  On the fourth contract anniversary you make an additional
  purchase payment of $50,000.
  The new RBA for the contract is equal to your prior RBA
  plus 100% of the additional purchase payment:
     $102,300 + $50,000 =                                      $152,300
  The new GBA for the contract is equal to your prior GBA
  plus 100% of the additional purchase payment:
     $110,000 + $50,000 =                                      $160,000
  The new GBP for the contract is equal to your prior GBP
  plus 7% of the additional purchase payment:
     $7,700 + $3,500 =                                         $ 11,200
  On the fifth contract anniversary your contract value
  grows to $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $200,000
  The GBA equals 100% of your contract value:                  $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $200,000 =                                         $ 14,000
  During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of
  $20,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
        partial withdrawal;
         $230,000 - $20,000 =                                  $210,000
         OR
     (2) your prior RBA less the amount of the partial
         withdrawal.
       $200,000 - $20,000 =                                    $180,000
  Reset RBA = lesser of (1) or (2) =                           $180,000


--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   83

  The GBA gets reset to the lesser of:
     (1) your prior GBA                                        $200,000
         OR
     (2) your contract value immediately following the
        partial withdrawal;
         $230,000 - $20,000 =                                  $210,000
  Reset GBA = lesser of (1) or (2) =                           $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 X $200,000 =                                     $ 14,000
  During the eight contract year your contract value falls
  to $175,000. You decide to take a partial withdrawal of
  $25,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
        partial withdrawal;
         $175,000 - $25,000 =                                  $150,000
         OR
     (2) your prior RBA less the amount of the partial
        withdrawal.
         $180,000 - $25,000 =                                  $155,000
  Reset RBA = lesser of (1) or (2) =                           $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                       $200,000
         OR
     (2) your contract value immediately following the
        partial withdrawal;
         $175,000 - $25,000 =                                  $150,000
  Reset GBA = lesser of (1) or (2) =                           $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 X $150,000 =                                     $ 10,500


--------------------------------------------------------------------------------
  84  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: GUARANTOR WITHDRAWAL BENEFIT RIDER --
ADDITIONAL RMD DISCLOSURE



This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor Withdrawal Benefit rider (including Riders A and B) to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal procedures described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.



For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:


(1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the RBP from the beginning of the current contract year, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the RBP.

(2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.


(4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal processing described in the Guarantor Withdrawal Benefit rider.


The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;


(2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit rider is attached as of the date we make the determination; and


(3) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, on the effective date of this prospectus to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);

     3. a Simplified Employee Pension plan (Section 408(k));

     4. a tax-sheltered annuity rollover (Section 403(b)).


In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your RBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.


In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   85

APPENDIX I: EXAMPLE -- INCOME ASSURER BENEFIT RIDERS



The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "Protected Investment Options") and the fees and charges that apply to your contract.


For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.


Remember that the riders require you to choose a Portfolio Navigator asset allocation model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (Protected Investment Options). Some Portfolio Navigator asset allocation model portfolios include Protected Investment Options and Excluded Investment Options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, the
GPAs). Excluded Investment Options are not included in calculating the 5% variable account floor under the Income Assurer Benefit - 5% Accumulation Benefit Base rider and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base rider. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator asset allocation models.


ASSUMPTIONS:


- You purchase the contract during the 2006 calendar year with a payment of $100,000; and


- you invest all contract value in the subaccounts (Protected Investment Options); and

- you make no additional purchase payments, partial withdrawals or changes in asset allocation model; and

- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.


EXAMPLE -- INCOME ASSURER BENEFIT - MAV


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

              ASSUMED                                       MAXIMUM             GUARANTEED
 CONTRACT     CONTRACT             PURCHASE               ANNIVERSARY             INCOME
ANNIVERSARY    VALUE               PAYMENTS              VALUE (MAV)(1)       BENEFIT BASE(2)
---------------------------------------------------------------------------------------------
     1        $108,000             $100,000                 $108,000             $108,000
     2        125,000                  none                  125,000              125,000
     3        132,000                  none                  132,000              132,000
     4        150,000                  none                  150,000              150,000
     5         85,000                  none                  150,000              150,000
     6        121,000                  none                  150,000              150,000
     7        139,000                  none                  150,000              150,000
     8        153,000                  none                  153,000              153,000
     9        140,000                  none                  153,000              153,000
    10        174,000                  none                  174,000              174,000
    11        141,000                  none                  174,000              174,000
    12        148,000                  none                  174,000              174,000
    13        208,000                  none                  208,000              208,000
    14        198,000                  none                  208,000              208,000
    15        203,000                  none                  208,000              208,000
---------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
  86  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                       STANDARD PROVISIONS                   INCOME ASSURER BENEFIT - MAV
 CONTRACT     ---------------------------------------------------------------------------------
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     GUARANTEED INCOME    PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE     10 YEARS CERTAIN*       BENEFIT BASE        10 YEARS CERTAIN*
-----------------------------------------------------------------------------------------------
    10           $174,000            $  774.30             $174,000              $  774.30
    11            141,000               642.96              174,000                 793.44
    12            148,000               692.64              174,000                 814.32
    13            208,000               998.40              208,000                 998.40
    14            198,000               976.14              208,000               1,025.44
    15            203,000             1,027.18              208,000               1,052.48
-----------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                       STANDARD PROVISIONS                   INCOME ASSURER BENEFIT - MAV
 CONTRACT     ---------------------------------------------------------------------------------
ANNIVERSARY      ASSUMED           PLAN D - LAST       GUARANTEED INCOME       PLAN D - LAST
AT EXERCISE   CONTRACT VALUE    SURVIVOR NO REFUND*      BENEFIT BASE       SURVIVOR NO REFUND*
-----------------------------------------------------------------------------------------------
    10           $174,000             $622.92              $174,000               $622.92
    11            141,000              516.06               174,000                636.84
    12            148,000              553.52               174,000                650.76
    13            208,000              796.64               208,000                796.64
    14            198,000              778.14               208,000                817.44
    15            203,000              818.09               208,000                838.24
-----------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   87

EXAMPLE -- INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                   GUARANTEED
                                                                                     INCOME
              ASSUMED                                                            BENEFIT BASE -
 CONTRACT     CONTRACT             PURCHASE              5% ACCUMULATION         5% ACCUMULATION
ANNIVERSARY    VALUE               PAYMENTS              BENEFIT BASE(1)         BENEFIT BASE(2)
------------------------------------------------------------------------------------------------
     1        $108,000             $100,000                 $105,000                $108,000
     2        125,000                  none                  110,250                 125,000
     3        132,000                  none                  115,763                 132,000
     4        150,000                  none                  121,551                 150,000
     5         85,000                  none                  127,628                 127,628
     6        121,000                  none                  134,010                 134,010
     7        139,000                  none                  140,710                 140,710
     8        153,000                  none                  147,746                 153,000
     9        140,000                  none                  155,133                 155,133
    10        174,000                  none                  162,889                 174,000
    11        141,000                  none                  171,034                 171,034
    12        148,000                  none                  179,586                 179,586
    13        208,000                  none                  188,565                 208,000
    14        198,000                  none                  197,993                 198,000
    15        203,000                  none                  207,893                 207,893
------------------------------------------------------------------------------------------------

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                                               INCOME ASSURER BENEFIT -
                       STANDARD PROVISIONS                   5% ACCUMULATION BENEFIT BASE
 CONTRACT     ---------------------------------------------------------------------------------
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     GUARANTEED INCOME    PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE     10 YEARS CERTAIN*       BENEFIT BASE        10 YEARS CERTAIN*
-----------------------------------------------------------------------------------------------
    10           $174,000            $  774.30             $174,000              $  774.30
    11            141,000               642.96              171,034                 779.91
    12            148,000               692.64              179,586                 840.46
    13            208,000               998.40              208,000                 998.40
    14            198,000               976.14              198,000                 976.14
    15            203,000             1,027.18              207,893               1,051.94
-----------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

--------------------------------------------------------------------------------
  88  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                                               INCOME ASSURER BENEFIT -
                       STANDARD PROVISIONS                   5% ACCUMULATION BENEFIT BASE
 CONTRACT     ---------------------------------------------------------------------------------
ANNIVERSARY      ASSUMED           PLAN D - LAST       GUARANTEED INCOME       PLAN D - LAST
AT EXERCISE   CONTRACT VALUE    SURVIVOR NO REFUND*      BENEFIT BASE       SURVIVOR NO REFUND*
-----------------------------------------------------------------------------------------------
    10           $174,000             $622.92              $174,000               $622.92
    11            141,000              516.06               171,034                625.98
    12            148,000              553.52               179,586                671.65
    13            208,000              796.64               208,000                796.64
    14            198,000              778.14               198,000                778.14
    15            203,000              818.09               207,893                837.81
-----------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


EXAMPLE -- INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION BENEFIT
BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                       GUARANTEED
                                                                                                         INCOME
                                                                                                     BENEFIT BASE -
                                                                                                       GREATER OF
              ASSUMED                                    MAXIMUM                                        MAV OR 5%
 CONTRACT     CONTRACT            PURCHASE             ANNIVERSARY           5% ACCUMULATION          ACCUMULATION
ANNIVERSARY    VALUE              PAYMENTS              VALUE(1)             BENEFIT BASE(1)         BENEFIT BASE(2)
--------------------------------------------------------------------------------------------------------------------
     1        $108,000            $100,000              $108,000                $105,000                $108,000
     2        125,000                 none               125,000                 110,250                 125,000
     3        132,000                 none               132,000                 115,763                 132,000
     4        150,000                 none               150,000                 121,551                 150,000
     5         85,000                 none               150,000                 127,628                 150,000
     6        121,000                 none               150,000                 134,010                 150,000
     7        139,000                 none               150,000                 140,710                 150,000
     8        153,000                 none               153,000                 147,746                 153,000
     9        140,000                 none               153,000                 155,133                 155,133
    10        174,000                 none               174,000                 162,889                 174,000
    11        141,000                 none               174,000                 171,034                 174,000
    12        148,000                 none               174,000                 179,586                 179,586
    13        208,000                 none               208,000                 188,565                 208,000
    14        198,000                 none               208,000                 197,993                 208,000
    15        203,000                 none               208,000                 207,893                 208,000
--------------------------------------------------------------------------------------------------------------------

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   89

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                                       INCOME ASSURER BENEFIT - GREATER OF MAV
                       STANDARD PROVISIONS                 OR 5% ACCUMULATION BENEFIT BASE
 CONTRACT     ---------------------------------------------------------------------------------
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     GUARANTEED INCOME    PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE     10 YEARS CERTAIN*       BENEFIT BASE        10 YEARS CERTAIN*
-----------------------------------------------------------------------------------------------
    10           $174,000            $  774.30             $174,000              $  774.30
    11            141,000               642.96              174,000                 793.44
    12            148,000               692.64              179,586                 840.46
    13            208,000               998.40              208,000                 998.40
    14            198,000               976.14              208,000               1,025.44
    15            203,000             1,027.18              208,000               1,052.48
-----------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                                       INCOME ASSURER BENEFIT - GREATER OF MAV
                       STANDARD PROVISIONS                 OR 5% ACCUMULATION BENEFIT BASE
 CONTRACT     ---------------------------------------------------------------------------------
ANNIVERSARY      ASSUMED           PLAN D - LAST       GUARANTEED INCOME       PLAN D - LAST
AT EXERCISE   CONTRACT VALUE    SURVIVOR NO REFUND*      BENEFIT BASE       SURVIVOR NO REFUND*
-----------------------------------------------------------------------------------------------
    10           $174,000             $622.92              $174,000               $622.92
    11            141,000              516.06               174,000                636.84
    12            148,000              553.52               179,586                671.65
    13            208,000              796.64               208,000                796.64
    14            198,000              778.14               208,000                817.44
    15            203,000              818.09               208,000                838.24
-----------------------------------------------------------------------------------------------

* The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
  90  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX J: EXAMPLE -- BENEFIT PROTECTOR DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR


ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and


- you select contract Option L with the MAV Death Benefit.


  During the first contract year the contract value grows to
  $105,000. The MAV Death Benefit equals the contract value.
  You have not reached the first contract anniversary so the
  Benefit Protector does not provide any additional benefit
  at this time.
  On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     MAV death benefit (contract value):                       $110,000
     plus the Benefit Protector benefit which equals 40% of
     earnings at death
     (MAV death benefit minus payments not previously
     withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV death benefit (MAV):                                  $110,000
     plus the Benefit Protector benefit (40% of earnings at
     death):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your
  contract value free of charge (10% of your prior
  anniversary's contract value). The remainder of the
  withdrawal is subject to a 7% withdrawal charge because
  your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether,
  we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the
  partial withdrawal is contract earnings). The death
  benefit on equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                             $ 57,619
     plus the Benefit Protector benefit (40% of earnings at
     death):
     0.40 X ($57,619 - $55,000) =                                +1,048
                                                               --------
  Total death benefit of:                                      $ 58,667
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
  On the eight contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old.
     The death benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector benefit (40% of earnings at
     death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)       +55,000
                                                               --------
  Total death benefit of:                                      $255,000


--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   91

  During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit Protector
  value. The death benefit on equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector benefit (40% of earnings at
     death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)       +55,000
                                                               --------
  Total death benefit of:                                      $305,000
  During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old and the value of the Benefit Protector changes.
  The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector benefit which equals 40% of
     earnings at death
     (MAV death benefit minus payments not previously
     withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
                                                               --------
Total death benefit of:                                        $308,000


--------------------------------------------------------------------------------
  92  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX K: EXAMPLE -- BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR PLUS


ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and


- you select contract Option L with the MAV Death Benefit.


  During the first contract year the contract value grows to
  $105,000. The MAV Death Benefit equals the contract value.
  You have not reached the first contract anniversary so the
  Benefit Protector Plus does not provide any additional
  benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract
  anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit
  Protector at this time. The death benefit equals:
     MAV Death Benefit (contract value):                       $110,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death
     (MAV Death Benefit minus payments not previously
     withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the record contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                  $110,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death:
     0.40 X ($110,000 - $100,000) =                              +4,000
     plus 10% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.10 X $100,000 =            +10,000
                                                               --------
  Total death benefit of:                                      $124,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your
  contract value free of charge (10% of your prior
  anniversary's contract value). The remainder of the
  withdrawal is subject to a 7% withdrawal charge because
  your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether,
  we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the
  partial withdrawal is contract earnings). The death
  benefit on equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                             $ 57,619
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death:
     0.40 X ($57,619 - $55,000) =                                +1,048
     plus 10% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.10 x $55,000 =              +5,500
                                                               --------
  Total death benefit of:                                      $ 64,167
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit calculated. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old. Because we are
  beyond the fourth contract anniversary the Benefit
  Protector Plus also reaches its maximum of 20%. The death
  benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $266,000


--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   93

  During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit Protector
  Plus value. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $316,000
  During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old. The value of the Benefit Protector Plus remains
  constant. The death benefit on      equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death (MAV Death Benefit minus
     payments not previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
     plus 20% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.20 X $55,000 =             +11,000
                                                               --------
  Total death benefit of:                                      $319,000


--------------------------------------------------------------------------------
  94  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX L : CONDENSED FINANCIAL INFORMATION

(Unaudited)


The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                          2007      2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (08/30/2002)
Accumulation unit value at beginning of period               $1.74    $1.52    $1.42    $1.25    $0.94    $1.00       --       --
Accumulation unit value at end of period                     $1.89    $1.74    $1.52    $1.42    $1.25    $0.94       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                133      147      153      163       29       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (08/30/2002)
Accumulation unit value at beginning of period               $1.60    $1.39    $1.35    $1.24    $0.95    $1.00       --       --
Accumulation unit value at end of period                     $1.65    $1.60    $1.39    $1.35    $1.24    $0.95       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                154      167      189      109       52        8       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period               $1.82    $1.37    $1.20    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.89    $1.82    $1.37    $1.20       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             21,915   15,378    8,725    1,580       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period               $1.05    $1.05    $1.05    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.13    $1.05    $1.05    $1.05       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             23,568   25,472   20,290    3,919       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period               $1.01    $1.06    $1.06    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.20    $1.01    $1.06    $1.06       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              8,361   23,813    6,935    1,154       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period               $1.31    $1.12    $1.09    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.22    $1.31    $1.12    $1.09       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 74       88       26       18       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period               $1.07    $1.05    $1.03    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.20    $1.07    $1.05    $1.03       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,154    7,113    2,763      500       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period               $1.51    $1.25    $1.14    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.54    $1.51    $1.25    $1.14       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                115       87       57        9       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period               $1.11    $1.08    $1.08    $1.06    $1.04    $1.00       --       --
Accumulation unit value at end of period                     $1.14    $1.11    $1.08    $1.08    $1.06    $1.04       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              6,935    7,300    6,145    2,108      362       59       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2 (07/31/2002)
(PREVIOUSLY EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2)
Accumulation unit value at beginning of period               $1.33    $1.28    $1.32    $1.24    $1.08    $1.00       --       --
Accumulation unit value at end of period                     $1.35    $1.33    $1.28    $1.32    $1.24    $1.08       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              6,055    6,006    4,575    1,498       16        1       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (08/30/2002)
Accumulation unit value at beginning of period               $1.55    $1.40    $1.31    $1.22    $0.96    $1.00       --       --
Accumulation unit value at end of period                     $1.64    $1.55    $1.40    $1.31    $1.22    $0.96       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                632      875      517      322      203        6       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period               $1.70    $1.57    $1.50    $1.34    $0.98    $1.00       --       --
Accumulation unit value at end of period                     $1.86    $1.70    $1.57    $1.50    $1.34    $0.98       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,071    1,235    1,063      101       59       21       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   95

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period               $1.36    $1.27    $1.28    $1.20    $1.03    $1.00       --       --
Accumulation unit value at end of period                     $1.37    $1.36    $1.27    $1.28    $1.20    $1.03       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,608    3,863    3,171    1,002      172       19       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period               $1.92    $1.59    $1.40    $1.20    $0.93    $1.00       --       --
Accumulation unit value at end of period                     $2.17    $1.92    $1.59    $1.40    $1.20    $0.93       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,770    2,013    1,419      443      326       53       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period               $1.47    $1.41    $1.39    $1.32    $0.96    $1.00       --       --
Accumulation unit value at end of period                     $1.61    $1.47    $1.41    $1.39    $1.32    $0.96       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,312    3,653    2,474      717      169       45       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period               $1.85    $1.55    $1.43    $1.21    $0.95    $1.00       --       --
Accumulation unit value at end of period                     $1.68    $1.85    $1.55    $1.43    $1.21    $0.95       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                446      503      522      391      149       24       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (08/30/2002)
Accumulation unit value at beginning of period               $1.74    $1.58    $1.38    $1.22    $0.97    $1.00       --       --
Accumulation unit value at end of period                     $2.00    $1.74    $1.58    $1.38    $1.22    $0.97       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             43,300   45,089   16,531    3,067      152       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period               $1.06    $1.03    $1.03    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.08    $1.06    $1.03    $1.03       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             40,253   12,953    8,188    1,336       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period               $2.00    $1.81    $1.56    $1.27    $0.94    $1.06    $1.00       --
Accumulation unit value at end of period                     $2.27    $2.00    $1.81    $1.56    $1.27    $0.94    $1.06       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             11,091    7,570    3,100    1,208      722      290       13       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period               $1.49    $1.28    $1.10    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.71    $1.49    $1.28    $1.10       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              4,416    4,843    4,036    1,573       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period               $1.61    $1.39    $1.39    $1.24    $0.96    $0.98    $0.99    $1.00
Accumulation unit value at end of period                     $1.65    $1.61    $1.39    $1.39    $1.24    $0.96    $0.98    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,051    2,743    2,554    2,119    1,118      777      413      157
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period               $1.23    $1.11    $1.16    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.34    $1.23    $1.11    $1.16       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             35,814   23,082    7,734    1,493       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period               $2.88    $2.53    $2.28    $1.84    $1.46    $1.56    $1.41    $1.00
Accumulation unit value at end of period                     $2.93    $2.88    $2.53    $2.28    $1.84    $1.46    $1.56    $1.41
Number of accumulation units outstanding at end of period
  (000 omitted)                                             11,638    9,377    4,128    1,284      550      386      321       60
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (08/30/2002)
Accumulation unit value at beginning of period               $1.41    $1.33    $1.29    $1.24    $0.97    $1.00       --       --
Accumulation unit value at end of period                     $1.58    $1.41    $1.33    $1.29    $1.24    $0.97       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              7,383    8,562    6,720    1,419       14       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period               $1.64    $1.42    $1.27    $1.08    $0.77    $1.00       --       --
Accumulation unit value at end of period                     $1.71    $1.64    $1.42    $1.27    $1.08    $0.77       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                831      683      680      562      136       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (07/31/2002)
Accumulation unit value at beginning of period               $1.92    $1.70    $1.58    $1.35    $0.95    $1.00       --       --
Accumulation unit value at end of period                     $1.86    $1.92    $1.70    $1.58    $1.35    $0.95       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                221      168      168      143       64       18       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (05/01/2002)
Accumulation unit value at beginning of period               $1.15    $1.14    $1.02    $0.97    $0.84    $1.00       --       --
Accumulation unit value at end of period                     $1.13    $1.15    $1.14    $1.02    $0.97    $0.84       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                136      162      175      177      188       73       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  96  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period               $1.44    $1.25    $1.18    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.23    $1.44    $1.25    $1.18       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                355    5,948       89        5       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period               $1.24    $1.08    $1.10    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.29    $1.24    $1.08    $1.10       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  7        8        8        2       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2002)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period               $1.55    $1.31    $1.26    $1.07    $0.79    $1.00       --       --
Accumulation unit value at end of period                     $1.45    $1.55    $1.31    $1.26    $1.07    $0.79       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             11,900   10,097    9,125    1,935       72       20       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (03/01/2002)
Accumulation unit value at beginning of period               $1.00    $0.97    $0.96    $0.97    $0.99    $1.00       --       --
Accumulation unit value at end of period                     $1.03    $1.00    $0.97    $0.96    $0.97    $0.99       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              5,476    2,192    1,151      399       76       --       --       --
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2007 were
  2.76% and 2.80%, respectively.
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (03/01/2002)
Accumulation unit value at beginning of period               $1.10    $1.07    $1.07    $1.04    $1.01    $1.00       --       --
Accumulation unit value at end of period                     $1.14    $1.10    $1.07    $1.07    $1.04    $1.01       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             67,959   33,990    1,077      842      152       40       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.83    $1.55    $1.39    $1.20    $0.86    $1.08    $1.08    $1.00
Accumulation unit value at end of period                     $1.94    $1.83    $1.55    $1.39    $1.20    $0.86    $1.08    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                             35,371   27,624    9,764      608      392      325      144       40
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period               $1.02    $1.00       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.09    $1.02       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             35,149   26,599       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period               $1.25    $1.14    $1.07    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.27    $1.25    $1.14    $1.07       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,798       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/01/2004)
Accumulation unit value at beginning of period               $1.18    $1.11    $1.10    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.19    $1.18    $1.11    $1.10       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             20,776    8,355        8       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/03/2000)
Accumulation unit value at beginning of period               $0.80    $0.70    $0.67    $0.65    $0.51    $0.67    $0.83    $1.00
Accumulation unit value at end of period                     $0.81    $0.80    $0.70    $0.67    $0.65    $0.51    $0.67    $0.83
Number of accumulation units outstanding at end of period
  (000 omitted)                                             14,409   15,807   17,584    7,616       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period               $1.32    $1.13    $1.10    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.29    $1.32    $1.13    $1.10       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  2        3        3       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (08/30/2002)
Accumulation unit value at beginning of period               $1.40    $1.42    $1.31    $1.22    $1.02    $1.00       --       --
Accumulation unit value at end of period                     $1.56    $1.40    $1.42    $1.31    $1.22    $1.02       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                597      708      735      335       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (04/30/2004)
Accumulation unit value at beginning of period               $1.26    $1.11    $1.08    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.30    $1.26    $1.11    $1.08       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                367      227      227      174       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.15    $1.13    $1.13    $1.14    $1.14    $1.10    $1.05    $1.00
Accumulation unit value at end of period                     $1.19    $1.15    $1.13    $1.13    $1.14    $1.14    $1.10    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                              6,207    5,084    3,085    1,544    1,019      864      413       65
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   97

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period               $2.02    $1.54    $1.17    $1.00       --       --       --       --
Accumulation unit value at end of period                     $2.75    $2.02    $1.54    $1.17       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             10,106    9,010    5,172    1,070       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (08/30/2002)
Accumulation unit value at beginning of period               $1.70    $1.49    $1.45    $1.26    $0.98    $1.00       --       --
Accumulation unit value at end of period                     $1.63    $1.70    $1.49    $1.45    $1.26    $0.98       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             36,774   36,888   18,912    3,700       73       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period               $2.14    $1.58    $1.37    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.74    $2.14    $1.58    $1.37       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                553      510      443      177       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (04/30/2004)
Accumulation unit value at beginning of period               $1.34    $1.26    $1.15    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.39    $1.34    $1.26    $1.15       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             13,828    7,563    5,332      946       --       --       --       --
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
---------------------------------------------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.34    $1.18    $1.10    $1.00
Accumulation unit value at end of period                       $1.45    $1.34    $1.18    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                 $1.26    $1.10    $1.07    $1.00
Accumulation unit value at end of period                       $1.29    $1.26    $1.10    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                 $1.80    $1.36    $1.19    $1.00
Accumulation unit value at end of period                       $1.85    $1.80    $1.36    $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   59       67       39        6
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.03    $1.04    $1.05    $1.00
Accumulation unit value at end of period                       $1.11    $1.03    $1.04    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  141      224      126       22
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.00    $1.06    $1.06    $1.00
Accumulation unit value at end of period                       $1.18    $1.00    $1.06    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   91      149       50       --
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.29    $1.11    $1.09    $1.00
Accumulation unit value at end of period                       $1.20    $1.29    $1.11    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.06    $1.04    $1.03    $1.00
Accumulation unit value at end of period                       $1.18    $1.06    $1.04    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   19       30       12       --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.49    $1.24    $1.14    $1.00
Accumulation unit value at end of period                       $1.51    $1.49    $1.24    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.04    $1.02    $1.02    $1.00
Accumulation unit value at end of period                       $1.07    $1.04    $1.02    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    2       11       10        4
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  98  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2 (04/30/2004)
(PREVIOUSLY EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2)
Accumulation unit value at beginning of period                 $1.08    $1.05    $1.08    $1.00
Accumulation unit value at end of period                       $1.09    $1.08    $1.05    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    2       11       11        3
-----------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.27    $1.15    $1.09    $1.00
Accumulation unit value at end of period                       $1.34    $1.27    $1.15    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        4       --       --
-----------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.26    $1.16    $1.12    $1.00
Accumulation unit value at end of period                       $1.36    $1.26    $1.16    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        1        2       --
-----------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.10    $1.04    $1.05    $1.00
Accumulation unit value at end of period                       $1.11    $1.10    $1.04    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    2        6        6        3
-----------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.55    $1.29    $1.14    $1.00
Accumulation unit value at end of period                       $1.74    $1.55    $1.29    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        2        1       --
-----------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.09    $1.06    $1.04    $1.00
Accumulation unit value at end of period                       $1.19    $1.09    $1.06    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    1        6        5        2
-----------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.46    $1.23    $1.14    $1.00
Accumulation unit value at end of period                       $1.32    $1.46    $1.23    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.37    $1.26    $1.10    $1.00
Accumulation unit value at end of period                       $1.58    $1.37    $1.26    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  177      296      101        8
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.04    $1.03    $1.03    $1.00
Accumulation unit value at end of period                       $1.06    $1.04    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  166      215      115       19
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.53    $1.40    $1.21    $1.00
Accumulation unit value at end of period                       $1.73    $1.53    $1.40    $1.21
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   38       39       16       --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.47    $1.27    $1.10    $1.00
Accumulation unit value at end of period                       $1.68    $1.47    $1.27    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    2        5        6        5
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.29    $1.11    $1.12    $1.00
Accumulation unit value at end of period                       $1.30    $1.29    $1.11    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.21    $1.10    $1.16    $1.00
Accumulation unit value at end of period                       $1.31    $1.21    $1.10    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   64       78       39        8
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.49    $1.32    $1.19    $1.00
Accumulation unit value at end of period                       $1.51    $1.49    $1.32    $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   58       65       28        3
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   99

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.14    $1.08    $1.06    $1.00
Accumulation unit value at end of period                       $1.27    $1.14    $1.08    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   57       87       48        8
-----------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.47    $1.28    $1.15    $1.00
Accumulation unit value at end of period                       $1.53    $1.47    $1.28    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.40    $1.25    $1.16    $1.00
Accumulation unit value at end of period                       $1.35    $1.40    $1.25    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.14    $1.14    $1.03    $1.00
Accumulation unit value at end of period                       $1.11    $1.14    $1.14    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.42    $1.23    $1.18    $1.00
Accumulation unit value at end of period                       $1.21    $1.42    $1.23    $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    4       12       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                 $1.22    $1.08    $1.09    $1.00
Accumulation unit value at end of period                       $1.26    $1.22    $1.08    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                 $1.40    $1.19    $1.15    $1.00
Accumulation unit value at end of period                       $1.30    $1.40    $1.19    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   56       72       43        5
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (04/30/2004)
Accumulation unit value at beginning of period                 $1.02    $0.99    $0.99    $1.00
Accumulation unit value at end of period                       $1.04    $1.02    $0.99    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        7        4       --
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash
  Management Fund at Dec. 31, 2007 were 2.28% and 2.31%, respectively.
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.05    $1.03    $1.03    $1.00
Accumulation unit value at end of period                       $1.08    $1.05    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   66       40       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.50    $1.28    $1.15    $1.00
Accumulation unit value at end of period                       $1.58    $1.50    $1.28    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  160      181       83       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
  (05/01/2006)
Accumulation unit value at beginning of period                 $1.02    $1.00       --       --
Accumulation unit value at end of period                       $1.08    $1.02       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   38       29       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.23    $1.13    $1.07    $1.00
Accumulation unit value at end of period                       $1.24    $1.23    $1.13    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/01/2004)
Accumulation unit value at beginning of period                 $1.17    $1.10    $1.09    $1.00
Accumulation unit value at end of period                       $1.17    $1.17    $1.10    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   31       14       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.23    $1.09    $1.05    $1.00
Accumulation unit value at end of period                       $1.24    $1.23    $1.09    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    2       14       21       19
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  100  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.31    $1.12    $1.10    $1.00
Accumulation unit value at end of period                       $1.27    $1.31    $1.12    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.12    $1.15    $1.06    $1.00
Accumulation unit value at end of period                       $1.25    $1.12    $1.15    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        1        1        1
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.24    $1.10    $1.08    $1.00
Accumulation unit value at end of period                       $1.28    $1.24    $1.10    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.00    $0.99    $0.99    $1.00
Accumulation unit value at end of period                       $1.03    $1.00    $0.99    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        9        5       --
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                 $2.00    $1.52    $1.16    $1.00
Accumulation unit value at end of period                       $2.70    $2.00    $1.52    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   32       46       24        3
-----------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.30    $1.15    $1.13    $1.00
Accumulation unit value at end of period                       $1.24    $1.30    $1.15    $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  192      235      119       13
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF U.S. REAL ESTATE PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $2.11    $1.57    $1.37    $1.00
Accumulation unit value at end of period                       $1.71    $2.11    $1.57    $1.37
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --        3        3        3
-----------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (04/30/2004)
(PREVIOUSLY WANGER U.S. SMALLER COMPANIES)
Accumulation unit value at beginning of period                 $1.32    $1.25    $1.15    $1.00
Accumulation unit value at end of period                       $1.36    $1.32    $1.25    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   49       56       28        4
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   101

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenue Received During Calendar Year 2007...... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


--------------------------------------------------------------------------------
  102  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS

                       THIS PAGE LEFT BLANK INTENTIONALLY

--------------------------------------------------------------------------------
                  EVERGREEN PATHWAYS SELECT VARIABLE ANNUITY -- PROSPECTUS   103

(RIVERSOURCE ANNUITIES LOGO)


RiverSource Life Insurance Company

829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437

          RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.

        (C)2008 RiverSource Life Insurance Company. All rights reserved. 45309 H (5/08)

PROSPECTUS


MAY 1, 2008


EVERGREEN

PRIVILEGE(SM) VARIABLE ANNUITY
CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/ VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT


NEW EVERGREEN PRIVILEGE VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.



This prospectus contains information that you should know before investing in Evergreen Privilege Variable Annuity Contract Option L and Contract Option C. The information in this prospectus applies to both contracts unless stated otherwise.


Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
Evergreen Variable Annuity Trust - Class 2
Fidelity(R) Variable Insurance Products - Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products      Trust (FTVIPT) - Class
 2
Oppenheimer Variable Account Funds
Putnam Variable Trust - Class IB Shares

RiverSource Variable Series Trust (RVST) formerly known      as RiverSource
 Variable Portfolio Funds


Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

--------------------------------------------------------------------------------
                          EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   1

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

TABLE OF CONTENTS


KEY TERMS.......................................   3
THE CONTRACT IN BRIEF...........................   5
EXPENSE SUMMARY.................................   7
CONDENSED FINANCIAL INFORMATION (UNAUDITED).....  10
FINANCIAL STATEMENTS............................  10
THE VARIABLE ACCOUNT AND THE FUNDS..............  10
THE GUARANTEE PERIOD ACCOUNTS (GPAS)............  15
THE ONE-YEAR FIXED ACCOUNT......................  18
BUYING YOUR CONTRACT............................  18
CHARGES.........................................  20
VALUING YOUR INVESTMENT.........................  23
MAKING THE MOST OF YOUR CONTRACT................  24
WITHDRAWALS.....................................  29
TSA -- SPECIAL PROVISIONS.......................  30
CHANGING OWNERSHIP..............................  30
BENEFITS IN CASE OF DEATH.......................  31
OPTIONAL BENEFITS...............................  34
THE ANNUITY PAYOUT PERIOD.......................  42
TAXES...........................................  44
VOTING RIGHTS...................................  47
SUBSTITUTION OF INVESTMENTS.....................  47
ABOUT THE SERVICE PROVIDERS.....................  48
ADDITIONAL INFORMATION..........................  49
APPENDIX: CONDENSED FINANCIAL
  INFORMATION (UNAUDITED).......................  50
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION...........  53


--------------------------------------------------------------------------------
  2  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.


CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments or transfer contract value to a GPA. Withdrawals and transfers from a GPA done more than 30 days before the end of the Guarantee Period will receive a market value adjustment, which may result in a gain or loss of principal.



MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

--------------------------------------------------------------------------------
                          EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   3

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
  4  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF


This prospectus describes two contracts. Contract Option L offers a four year withdrawal charge schedule and investment options in the GPAs, one-year fixed account and/or the subaccounts. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee and allows investment in the subaccounts only(1). Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest.



PURPOSE: The purpose of these contracts is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. For contract Option L, you may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts. For contract Option C, you may allocate purchase payments to the subaccounts. These accounts, in turn, may earn returns that increase the value of a contract. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).


It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Generally, you may allocate purchase payments to the GPAs, one-year fixed account, and/or the subaccounts, depending on the contract option you select.

If you select contract Option L, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")



- GPAs which earn interest at rates declared when you make an allocation to that account. The required minimum investment in each GPA is $1,000. These accounts may not be available in all states. (see "The Guarantee Period Accounts
  (GPAs)")



- one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "The Fixed
  Account -- One-Year Fixed Account")


If you select contract Option C, you may allocate purchase payments to the subaccounts only.


BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future. Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. (see "Buying Your Contract")



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA unless an exception applies. You may establish automated transfers among the accounts. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (see "Making the Most of Your Contract -- Transferring Among Accounts")



(1) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs and one-year fixed account for contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.

--------------------------------------------------------------------------------
                          EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   5

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (see "Withdrawals")



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (see "Benefits in Case of Death")



OPTIONAL BENEFITS: You can buy additional benefits with your contract. Optional benefits vary by state and may have eligibility requirements. (see "Optional Benefits")



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (see "The Annuity Payment Period")



TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (see "Taxes")


--------------------------------------------------------------------------------
  6  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSE THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of the amount withdrawn)

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

            CONTRACT YEAR FOR   WITHDRAWAL CHARGE
            CONTRACT OPTION L      PERCENTAGE
                   1-2                  8%
                    3                   7
                    4                   6
                  5 and later           0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. For contract Option L, the discount rate we use in the calculation will be 5.45% if the assumed investment rate is 3.5% and 6.95% if the assumed investment rate is 5%. For contract Option C, the discount rate we use in the calculation will be 5.55% if the assumed investment rate is 3.5% and 7.05% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU CAN CHOOSE EITHER CONTRACT OPTION L OR OPTION C AND THE DEATH BENEFIT GUARANTEE PROVIDED. THE COMBINATION YOU CHOOSE DETERMINES THE FEES YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST.

                                                       VARIABLE ACCOUNT             TOTAL MORTALITY AND           TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION L AND:                 ADMINISTRATIVE CHARGE           EXPENSE RISK FEE            ACCOUNT EXPENSES
 ROP death benefit                                           0.15%                         1.25%                       1.40%
 MAV death benefit                                           0.15                          1.35                        1.50
 EDB                                                         0.15                          1.55                        1.70

IF YOU SELECT CONTRACT OPTION C AND:
 ROP death benefit                                           0.15                          1.35                        1.50
 MAV death benefit                                           0.15                          1.45                        1.60
 EDB                                                         0.15                          1.65                        1.80

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $40

(We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.)


 BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER (BENEFIT             0.25%*
 PROTECTOR) FEE


(As a percentage of the contract value charged annually on the contract anniversary.)


 BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT        0.40%*
 PROTECTOR PLUS) FEE


(As a percentage of the contract value charged annually on the contract anniversary.)

 GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE            0.70%**

(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)

*    This fee applies only if you elect this optional feature.
** For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB - 0.30%.
--------------------------------------------------------------------------------
                          EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   7

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                MINIMUM       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                  0.60%         1.28%


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 AIM V.I. Basic Value Fund, Series II      0.67%          0.25%          0.29%               --%                   1.21%
 Shares
 Evergreen VA Balanced Fund - Class 2      0.30           0.25           0.22              0.02                    0.79
 (effective May 30, 2008, the Fund
 will change its name to Evergreen VA
 Diversified Capital Builder
 Fund - Class 2)
 Evergreen VA Core Bond Fund - Class 2     0.32           0.25           0.25              0.03                    0.85
 Evergreen VA Diversified Income           0.40           0.25           0.24              0.01                    0.90
 Builder Fund - Class 2
 (previously Evergreen VA Strategic
 Income Fund - Class 2)
 Evergreen VA Fundamental Large Cap        0.58           0.25           0.17                --                    1.00
 Fund - Class 2
 Evergreen VA Growth Fund - Class 2        0.70           0.25           0.20              0.01                    1.16
 Evergreen VA High Income Fund - Class     0.50           0.25           0.30              0.01                    1.06
 2
 Evergreen VA International Equity         0.39           0.25           0.24                --                    0.88
 Fund - Class 2
 Evergreen VA Omega Fund - Class 2         0.52           0.25           0.19                --                    0.96
 Evergreen VA Special Values               0.78           0.25           0.18              0.01                    1.22
 Fund - Class 2
 Fidelity(R) VIP Mid Cap Portfolio         0.56           0.25           0.10                --                    0.91
 Service Class 2
 FTVIPT Mutual Shares Securities           0.59           0.25           0.13                --                    0.97
 Fund - Class 2
 Oppenheimer Main Street Small Cap         0.70           0.25           0.02                --                    0.97
 Fund/VA, Service Shares
 Putnam VT International Equity            0.73           0.25           0.11              0.01                    1.10
 Fund - Class IB Shares
 RVST RiverSource(R) Partners Variable     0.97           0.13           0.18                --                 1.28(1)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable              0.33           0.13           0.14                --                    0.60
 Portfolio - Cash Management Fund
 RVST RiverSource(R) Variable              0.45           0.13           0.16                --                    0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.14                --                    0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                    0.86
 Portfolio - Large Cap Equity Fund



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund.


--------------------------------------------------------------------------------
  8  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the EDB and the GMIB. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Contract Option L with EDB      $1,195      $1,902      $2,001      $4,198           $386       $1,178      $2,001      $4,198
 Contract Option C with EDB         394       1,202       2,040       4,270            394        1,202       2,040       4,270


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Contract Option L with ROP
 death benefit                   $1,035      $1,415      $1,121      $2,412           $212        $653       $1,121      $2,412
 Contract Option C with ROP
 death benefit                      220         678       1,162       2,495            220         678        1,162       2,495



(1) In these examples, the $40 contract administrative charge is approximated as a .064% charge for Option L and a .043% charge for Option C. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


--------------------------------------------------------------------------------
                          EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   9

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in the Appendix.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Evergreen Variable Annuity Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Series Trust funds are generally more profitable for us and our


--------------------------------------------------------------------------------
  10 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocated to the RiverSource Variable Series Trust funds that exceeds the range disclosed below for the funds our affiliates do not manage. These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.


- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and upon any substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   11

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

--------------------------------------------------------------------------------
  12  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:


INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                      INVESTMENT ADVISER
AIM V.I. Basic Value Fund,    Long-term growth of capital. Invests at least 65% of   Invesco Aim Advisors, Inc.
Series II Shares              its total assets in equity securities of U.S.          adviser, advisory entities
                              issuers that have market capitalizations of greater    affiliated with Invesco Aim
                              than $500 million and are believed to be undervalued   Advisors, Inc., subadvisers.
                              in relation to long-term earning power or other
                              factors. The Fund may invest up to 25% of its total
                              assets in foreign securities.
Evergreen VA Balanced         Capital growth and current income. The Fund seeks to   Evergreen Investment
Fund - Class 2                achieve its goal by investing in a combination of      Management Company, LLC,
                              equity and debt securities. Under normal conditions,   adviser; Tattersall Advisory
(effective May 30, 2008, the  the Fund will invest at least 25% of its assets in     Group, Inc., subadviser.
Fund will change its name to  debt securities and the remainder in equity
Evergreen VA Diversified      securities.
Capital Builder Fund - Class
2)                            Effective May 30, 2008: The Fund seeks to achieve
                              its goal by investing in a combination of equity and
                              debt securities. The Fund generally expects to
                              invest approximately 10% to 30% of its assets in
                              fixed income securities.
Evergreen VA Core Bond        Maximize total return through a combination of         Evergreen Investment
Fund - Class 2                current income and capital growth. The Fund invests    Management Company, LLC,
                              primarily in U.S. dollar denominated investment        adviser; Tattersall Advisory
                              grade debt securities including debt securities        Group, Inc., subadviser.
                              issued or guaranteed by the U.S. Treasury or by an
                              agency or instrumentality of the U.S. Government,
                              corporate bonds, mortgage-backed securities,
                              asset-backed securities, and other income producing
                              securities.
Evergreen VA Diversified      High current income from interest on debt securities   Evergreen Investment
Income Builder Fund - Class   with a secondary objective of potential for growth     Management Company, LLC,
2                             of capital in selecting securities. The Fund seeks     adviser; Evergreen
                              to achieve its goal by investing primarily in          International Advisors,
(previously Evergreen VA      domestic below investment grade bonds and other debt   subadviser.
Strategic Income Fund -       securities (which may be denominated in U.S. dollars
Class 2)                      or in non-U.S. currencies) of foreign governments
                              and foreign corporations.
Evergreen VA Fundamental      Capital growth with the potential for current          Evergreen Investment
Large Cap Fund - Class 2      income. Invests primarily in common stocks of large    Management Company, LLC
                              U.S. companies whose market capitalizations measured
                              at time of purchase fall within the market
                              capitalization range of the companies tracked by the
                              Russell 1000(R) Index.
Evergreen VA Growth           Long-term capital growth. The Fund seeks to achieve    Evergreen Investment
Fund - Class 2                its goal by investing at least 75% of its assets in    Management Company, LLC
                              common stocks of small- and medium-sized companies
                              whose market capitalizations measured at time of
                              purchase falls within the market capitalization
                              range of the companies tracked by the Russell
                              2000(R) Growth Index.
Evergreen VA High Income      High level of current income, with capital growth as   Evergreen Investment
Fund - Class 2                secondary objective. The Fund seeks to achieve its     Management Company, LLC
                              goal by investing primarily in both low-rated and
                              high-rated fixed-income securities, including debt
                              securities, convertible securities, and preferred
                              stocks that are consistent with its primary
                              investment objective of high current income.


--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   13

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                      INVESTMENT ADVISER
Evergreen VA International    Long-term capital growth, with modest income as a      Evergreen Investment
Equity Fund - Class 2         secondary objective. The Fund seeks to achieve its     Management Company, LLC
                              goal by investing primarily in equity securities
                              issued by established, quality non-U.S. companies
                              located in countries with developed markets and may
                              purchase securities across all market
                              capitalizations. The Fund may also invest in
                              emerging markets.
Evergreen VA Omega            Long-term capital growth. Invests primarily in         Evergreen Investment
Fund - Class 2                common stocks and securities convertible into common   Management Company, LLC
                              stocks of U.S. companies across all market
                              capitalizations.
Evergreen VA Special Values   Capital growth in the value of its shares. The Fund    Evergreen Investment
Fund - Class 2                seeks to achieve its goal by investing at least 80%    Management Company, LLC
                              of its assets in common stocks of small U.S.
                              companies whose market capitalizations measured at
                              the time of purchase fall within the market
                              capitalization range of the companies tracked by the
                              Russell 2000(R) Index.
Fidelity(R) VIP Mid Cap       Long-term growth of capital. Normally invests          Fidelity Management &
Portfolio Service Class 2     primarily in common stocks. Normally invests at        Research Company (FMR),
                              least 80% of assets in securities of companies with    investment manager; FMR U.K.,
                              medium market capitalizations. May invest in           FMR Far East, sub- advisers.
                              companies with smaller or larger market
                              capitalizations. Invests in domestic and foreign
                              issuers. The Fund invests in either "growth" or
                              "value" common stocks or both.
FTVIPT Mutual Shares          Capital appreciation, with income as a secondary       Franklin Mutual Advisers, LLC
Securities Fund - Class 2     goal. The Fund normally invests primarily in equity
                              securities of companies that the manager believes
                              are undervalued. The Fund also invests, to a lesser
                              extent in risk arbitrage securities and distressed
                              companies.
Oppenheimer Main Street       Capital appreciation. Invests mainly in common         OppenheimerFunds, Inc.
Small Cap Fund/VA, Service    stocks of small-capitalization U.S. companies that
Shares                        the fund's investment manager believes have
                              favorable business trends or prospects.
Putnam VT International       Capital appreciation. The fund pursues its goal by     Putnam Investment Management,
Equity Fund - Class IB        investing mainly in common stocks of companies         LLC
Shares                        outside the United States that Putnam Management
                              believes have favorable investment potential. Under
                              normal circumstances, the fund invests at least 80%
                              of its net assets in equity investments.
RVST RiverSource Partners     Long-term capital appreciation. Under normal market    RiverSource Investments, LLC,
Variable Portfolio - Small    conditions, at least 80% of the Fund's net assets      adviser; River Road Asset
Cap Value Fund                will be invested in small cap companies with market    Management, LLC, Donald Smith
                              capitalization, at the time of investment, of up to    & Co., Inc., Franklin
(previously RiverSource       $2.5 billion or that fall within the range of the      Portfolio Associates LLC,
Variable Portfolio - Small    Russell 2000(R) Value Index. The Fund may invest up    Barrow, Hanley, Mewhinney &
Cap Value Fund)               to 25% of its net assets in foreign investments.       Strauss, Inc. and Denver
                                                                                     Investment Advisors LLC,
                                                                                     subadvisers.
RVST RiverSource Variable     Maximum current income consistent with liquidity and   RiverSource Investments, LLC
Portfolio - Cash Management   stability of principal. Invests primarily in money
Fund                          market instruments, such as marketable debt
                              obligations issued by corporations or the U.S.
                              government or its agencies, bank certificates of
                              deposit, bankers' acceptances, letters of credit,
                              and commercial paper, including asset-backed
                              commercial paper.


--------------------------------------------------------------------------------
  14  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                      INVESTMENT ADVISER
RVST RiverSource Variable     High level of current income while attempting to       RiverSource Investments, LLC
Portfolio - Diversified Bond  conserve the value of the investment for the longest
Fund                          period of time. Under normal market conditions, the
                              Fund invests at least 80% of its net assets in bonds
                              and other debt securities. At least 50% of the
                              Fund's net assets will be invested in securities
                              like those included in the Lehman Brothers Aggregate
                              Bond Index (Index), which are investment grade and
                              denominated in U.S. dollars. The Index includes
                              securities issued by the U.S. government, corporate
                              bonds, and mortgage- and asset-backed securities.
                              Although the Fund emphasizes high- and
                              medium-quality debt securities, it will assume some
                              credit risk to achieve higher yield and/or capital
                              appreciation by buying lower-quality (junk) bonds.
                              The Fund may invest up to 25% of its net assets in
                              foreign investments, which may include instruments
                              in emerging markets.
RVST RiverSource Variable     High level of current income and, as a secondary       RiverSource Investments, LLC
Portfolio - Diversified       goal, steady growth of capital. Under normal market
Equity Income Fund            conditions, the Fund invests at least 80% of its net
                              assets in dividend-paying common and preferred
                              stocks. The Fund may invest up to 25% of its net
                              assets in foreign investments.
RVST RiverSource Variable     Capital appreciation. Under normal market              RiverSource Investments, LLC
Portfolio - Large Cap Equity  conditions, the Fund invests at least 80% of its net
Fund                          assets in equity securities of companies with market
                              capitalization greater than $5 billion at the time
                              of purchase. The Fund may invest up to 25% of its
                              net assets in foreign investments.


THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

Investment in the GPAs is not available under contract Option C(1).


For contract Option L, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

(1) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs for contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below). During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under

--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   15
the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply a MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive

GENERAL EXAMPLES

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUME:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

--------------------------------------------------------------------------------
  16  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(N/12)  - 1] = MVA
                                    1 + J + .001

      Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

             j = current rate for a new Guaranteed Period equal to the remaining term in the current Guarantee Period.

             n = number of months remaining in the current Guarantee Period
               (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and you have begun your fourth contract year at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges on contract Option L, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge for contract Option
L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy.

--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   17

THE FIXED ACCOUNT



The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.



The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


THE ONE-YEAR FIXED ACCOUNT

Investment in the one-year fixed account is not available under contract Option C(1).


For contract Option L, you may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment and transfer to the one-year fixed account is guaranteed for one year.



There are restrictions on the amount you can allocate to this account as well as on transfers from this account. (see "Making the Most of Your
Contract -- Transfer policies")


Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(1) For applications dated May 1, 2003 or after. Restriction of investment in the one-year fixed account for contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.

BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. Generally, you may be able to buy different contracts with the same underlying funds. These contracts have different mortality and expense risk fees, withdrawal charges and may offer purchase payment credits. For information on these contracts, please call us at the telephone number listed on the first page of this prospectus or ask your investment professional.

You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)

When you applied, you selected (if available in your state):

- contract Option L or Option C;

- a death benefit option(1);


- the optional Benefit Protector Death Benefit Rider(2);



- the optional Benefit Protector Plus Death Benefit Rider(2);


- the optional Guaranteed Minimum Income Benefit Rider(3);

- the GPAs, the one-year fixed account and/or subaccounts in which you want to invest(4);

- how you want to make purchase payments; and

- a beneficiary.

--------------------------------------------------------------------------------
  18  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

(1) If you and the annuitant are 79 or younger at contract issue, you may select from either the ROP death benefit, MAV death benefit or EDB. If you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. EDB may not be available in all states.

(2)  Not available with the EDB. May not be available in all states.

(3) Available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. May not be available in all states.
(4) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs and one-year fixed account under contract Option C has been filed in the various states in which the contract is offered. Please check with your sales representative to determine whether this restriction applies to your state. Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs are not available under contracts issued in Maryland, Oregon, Pennsylvania or Washington and may not be available in other states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.


We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our corporate office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our administrative office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts are scheduled to begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   19

PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

     If paying by SIP:                               $50 initial payment.
                                                     $50 for additional payments.
     If paying by any other method:                  $10,000 initial payment.
                                                     $100 for additional payments.
MAXIMUM ALLOWABLE PURCHASE PAYMENTS*
                                                     $1,000,000 for issue ages up to 85.
                                                     $100,000 for issue ages 86 to 90.

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waiver or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.


CHARGES


CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary, or earlier if the contract is withdrawn. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the GPAs and the one-year fixed account.

We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot


--------------------------------------------------------------------------------
  20 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS increase these fees. These fees are based on the contract you select (either Option L or Option C) and the death benefit that applies to your contract:

                                                              CONTRACT OPTION L          CONTRACT OPTION C
 ROP death benefit:                                                 1.25%                      1.35%
 MAV death benefit:                                                 1.35                       1.45
 EDB:                                                               1.55                       1.65


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L discussed below will cover sales and distribution expenses.

WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

If you select contract Option L and you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if you make a withdrawal in the first four contract years. You may withdraw amounts totaling up to 10% of your prior anniversary's contract value free of charge during the first four years of your contract. (We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.) We do not assess a withdrawal charge on this amount. The withdrawal charge percentages that apply to you are shown below and are stated in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period are generally subject to a MVA. (See "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA).")

                                CONTRACT YEAR FOR   WITHDRAWAL CHARGE
                                CONTRACT OPTION L      PERCENTAGE
                                       1-2                  8%
                                        3                   7
                                        4                   6
                                      5 and later           0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE: Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:

        AMOUNT REQUESTED             $1,000
  ----------------------------  OR   ------   =   $1,075.27
    1.00 - WITHDRAWAL CHARGE         .93

By applying the 7% withdrawal charge to $1,075.27, the withdrawal charge is $75.27. We pay you the $1,000 you requested. If you make a full withdrawal of your contract, we also will deduct the applicable contract administrative charge.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. For contract Option L, the discount rate we use in the calculation will be 5.45% if the assumed investment rate is 3.5% and 6.95% if the assumed investment rate is 5%. For contract Option C, the discount rate we use in the calculation will be 5.55% if the assumed investment rate is 3.5% and 7.05% if the assumed investment rate is 5%. The withdrawal charge equals the present

--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   21
value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period; and

- death benefits.

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

- Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


OPTIONAL DEATH BENEFIT CHARGES



BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and one-year fixed account in the same proportion your interest in each account bears to your total contract value.

--------------------------------------------------------------------------------
  22  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



OPTIONAL LIVING BENEFIT CHARGES


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE*

We charge a fee (currently 0.70%) based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin.


* For applications signed prior to May 1, 2003, the following current annual rider charges apply: GMIB - 0.30%.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;

- plus interest credited;

- minus the sum of amounts withdrawn after the MVA (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Benefit Protector rider;



  - Benefit Protector Plus rider; and/or


  - Guaranteed Minimum Income Benefit rider.

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   23

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

- the fee for any of the following optional benefits you have selected:


  - Benefit Protector rider;



  - Benefit Protector Plus rider; and/or


  - Guaranteed Minimum Income Benefit rider.

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is low
....                           ARROW

                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high.         ARROW

                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00

--------------------------------------------------------------------------------
  24  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM FOR CONTRACT OPTION L ONLY

If you select contract Option L and your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment to a six-month or twelve-month Special DCA account.

(1) "Net contract value" equals your current contract value plus any new purchase payment. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.

You may only allocate a new purchase payment of at least $1,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or subaccount you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   25

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

TRANSFERRING AMONG ACCOUNTS

You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

--------------------------------------------------------------------------------
  26  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing

--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   27
activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474
MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts, GPAs or the one-year fixed account.

You can start or stop this service by written request or other method acceptable to us.

--------------------------------------------------------------------------------
  28  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals: $100 monthly; $250 quarterly, semiannually or annually

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                  Contract value or entire account balance

Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay withdrawal charges if you selected contract Option L, contract charges or any applicable optional rider charges (see "Charges"). Additionally, IRS taxes and penalties may apply (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

- payable to owner;

- mailed to address of record.
--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   29

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;


  - you severed employment with the employer who purchased the contract;



  - the distribution is because of your death;



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB and/or Benefit Protector Plus Death Benefit rider, the

--------------------------------------------------------------------------------
  30 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT;

- Maximum Anniversary Value (MAV) death benefit; and

- Enhanced Death Benefit Rider (EDB).

If it is available in your state and if both you and the annuitant 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select the GMIB you must elect the EDB. Once you elect a death benefit, you cannot change it. We show the option that applies in your contract. The combination of the contract and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you selected when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

1. contract value; or

2. total purchase payments minus adjusted partial withdrawals.

  ADJUSTED PARTIAL WITHDRAWALS FOR THE ROP OR MAV DEATH          =   PW X DB
    BENEFIT                                                          ------------
                                                                     CV

  PW = the partial withdrawal including any applicable MVA or withdrawal charge
       (contract Option L only).

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary you make an additional purchase payment of $5,000.



- During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.



- During the third contract year the contract value grows to $23,000.



  We calculate the ROP death benefit as follows:
  Contract value at death:                                                                    $23,000.00
                                                                                              ----------
  Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------
  ROP death benefit, calculated as the greatest of these two values:                          $23,295.45


MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The MAV death benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the MAV death benefit is appropriate for your situation.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract at the time of purchase. Once you select the MAV death benefit, you may not cancel it.

--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   31

The MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value that we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary we set the MAV equal to the greater of: (a) your current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary the contract value grows to $29,000.



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.



  We calculate the MAV death benefit as follows:
  Contract value at death:                                                                    $20,500.00
                                                                                              ----------
  Purchase payments minus adjusted partial withdrawals:
         Total purchase payments                                                              $20,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $20,000
         ----------------  =                                                                   -1,363.64
             $22,000                                                                          ----------
         for a return of purchase payment death benefit of:                                   $18,636.36
                                                                                              ----------
  The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
         The MAV on the immediately preceding anniversary:                                    $29,000.00
         plus purchase payments made since that anniversary:                                       +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 x $29,000
         ----------------  =                                                                   -1,977.27
             $22,000                                                                          ----------
         for a MAV death benefit of:                                                          $27,022.73
                                                                                              ----------
  The MAV death benefit, calculated as the greatest of these three values:                    $27,022.73


ENHANCED DEATH BENEFIT RIDER

The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not the EDB is appropriate for your situation.

If it is available in your state and both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time you purchase your contract. If you select the GMIB you must elect the EDB.

The EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals;

3. the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

--------------------------------------------------------------------------------
  32  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%,

- plus any subsequent amounts allocated to the subaccounts,

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                  PWT X VAF
  5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS   =   -------------
                                                                  SV


  PWT   =   the amount transferred from the subaccounts or the amount of the partial withdrawal (including MVA and any applicable
            withdrawal charge for contract Option L) from the
            subaccounts.
  VAF   =   variable account floor on the date of (but prior to) the
            transfer or partial withdrawal.
   SV   =   value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.


EXAMPLE


- You purchase contract Option L with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.



- On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200.



- During the second contract year, the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.



  The death benefit is calculated as follows:
  Contract value at death:                                                                    $22,800.00
                                                                                              ----------
  Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a ROP death benefit of:                                                          $23,456.79
                                                                                              ----------
  The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
         The MAV on the immediately preceding anniversary:                                    $25,000.00
         plus purchase payments made since that anniversary:                                       +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a MAV death benefit of:                                                          $23,456.79
                                                                                              ----------
  The 5% rising floor:
         The variable account floor on the first contract anniversary, calculated as: 1.05    $21,000.00
         x $20,000 =
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                  -$1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the one-year fixed account value:                                                +5,300.00
         5% rising floor (value of the GPAs, one-year fixed account and the variable          $24,642.11
         account floor):
                                                                                              ----------
  EDB, calculated as the greatest of these three values:                                      $24,642.11


--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   33

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and the Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year pay out or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)


The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus or the EDB. We reserve the right to discontinue offering the Benefit Protector for new contracts.

--------------------------------------------------------------------------------
  34  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the applicable death benefit (see "Benefits in Case of Death), plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.

TERMINATING THE BENEFIT PROTECTOR:

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.



- During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     MAV death benefit (contract value):                       $110,000
     plus the Benefit Protector benefit which equals 40% of
     earnings at death
     (MAV death benefit minus payments not previously
     withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
- On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV death benefit (MAV):                                  $110,000
     plus the Benefit Protector benefit (40% of earnings at
     death):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
- During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of
  charge (10% of your prior anniversary's contract value).
  The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your contract is in its third
  year of the withdrawal charge schedule, so we will
  withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
  from your contract value. Altogether, we will withdraw
  $50,000 and pay you $47,235. We calculate purchase
  payments not previously withdrawn as $100,000 - $45,000 =
  $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV death benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector benefit (40% of earnings at
     death):
     0.40 X ($57,619 - $55,000) =                                +1,048
                                                               --------
  Total death benefit of:                                       $58,667


--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   35

- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old. The death
  benefit equals:
     MAV death benefit (contract value):                       $200,000
     plus the Benefit Protector benefit (40% of earnings at
     death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)       +55,000
                                                               --------
  Total death benefit of:                                      $255,000
- During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit Protector
  value. The death benefit equals:
     MAV death benefit (contract value):                       $250,000
     plus the Benefit Protector benefit (40% of earnings at
     death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)       +55,000
                                                               --------
  Total death benefit of:                                      $305,000
- During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old and the value of the Benefit Protector changes.
  The death benefit equals:
     MAV death benefit (contract value):                       $250,000
     plus the Benefit Protector benefit which equals 40% of
     earnings at death (MAV benefit minus payments not
     previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
                                                               --------
  Total death benefit of:                                      $308,000


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)


The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchases through a transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector or the EDB. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

--------------------------------------------------------------------------------
  36  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU OR THE ANNUITANT ARE      PERCENTAGE IF YOU AND THE ANNUITANT ARE
CONTRACT YEAR    70 OR OLDER ON THE RIDER EFFECTIVE DATE    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE
 One and Two                        0%                                           0%
 Three and Four                    10%                                        3.75%
 Five or more                      20%                                         7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

- the ROP death benefit (see "Benefits in Case of Death") PLUS

                         IF YOU AND THE ANNUITANT ARE UNDER AGE 70
CONTRACT YEAR              ON THE RIDER EFFECTIVE DATE, ADD . . .
 One            Zero
 Two            40% X earnings at death (see above)
 Three & Four   40% X (earnings at death + 25% of initial purchase payment*)
 Five or more   40% X (earnings at death + 50% of initial purchase payment*)

                             IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR         OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
 One            Zero
 Two            15% X earnings at death
 Three & Four   15% X (earnings at death + 25% of initial purchase payment*)
 Five or more   15% X (earnings at death + 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

TERMINATING THE BENEFIT PROTECTOR PLUS

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.



- During the first contract year contract value grows to $105,000. The MAV death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:



     MAV death benefit (contract value):                       $110,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death (MAV death benefit minus
     payments not previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV death benefit (MAV):                                  $110,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death:
     0.40 X ($110,000 - $100,000) =                              +4,000
     plus 10% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.10 X
     $100,000 =                                                 +10,000
                                                               --------
  Total death benefit of:                                      $124,000


--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   37

- During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of
  charge (10% of your prior anniversary's contract value).
  The remainder of the withdrawal is subject to a 7%
  withdrawal charge because your contract is in its third
  year of the withdrawal charge schedule, so we will
  withdraw $39,500 ($36,735 + $2,765 in withdrawal charges)
  from your contract value. Altogether, we will withdraw
  $50,000 and pay you $47,235. We calculate purchase
  payments not previously withdrawn as $100,000 - $45,000 =
  $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:
     MAV death benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death:
     0.40 X ($57,619 - $55,000) =                                +1,048
     plus 10% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.10 X
     $55,000 =                                                   +5,500
                                                               --------
  Total death benefit of:                                       $64,167
- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old. Because we are
  beyond the fourth contract anniversary the Benefit
  Protector Plus also reaches its maximum of 20%. The death
  benefit on equals:
     MAV death benefit (contract value):                       $200,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $266,000
- During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit Protector
  Plus value. The death benefit equals:
     MAV death benefit (contract value):                       $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $316,000
- During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old. The value of the Benefit Protector Plus remains
  constant. The death benefit equals:
     MAV death benefit (contract value):                       $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death (MAV death benefit minus
     payments not previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $319,000


IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

--------------------------------------------------------------------------------
  38  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

OPTIONAL LIVING BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

- you must hold the GMIB for 10 years*;

- the GMIB terminates** on the contract anniversary after the annuitant's 86th birthday;

- you can only exercise the GMIB within 30 days after a contract anniversary*;

- the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81; and

- there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your investment professional.

*     Unless the annuitant qualifies for a contingent event (see
      "Charges - Contingent events").
** The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy RMDs, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit to your contract for an additional annual charge which we describe below. If you select the GMIB, you must elect the EDB at the time you purchase your contract. Your rider effective date will be the contract issue date.

In some instances, we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.

INVESTMENT SELECTION UNDER THE GMIB: For contract Option L, you may allocate your purchase payments or transfers to any of the subaccounts, GPAs or the one-year fixed account. For contract Option C, you may allocate purchase payments to the subaccounts. We reserve the right to limit the amount you allocate to subaccounts investing in the RiverSource Variable Portfolio -- Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of these four values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the maximum anniversary value at the last contract anniversary plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age
81.

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value and the MAV.

- subtract each payment from the 5% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   39

For each payment, we calculate the market value adjustment to the contract value, MAV, the GPAs and the one-year fixed account value of the 5% rising floor as:

  PMT X CVG
  ---------
        ECV

     PMT = each purchase payment made in the five years before you exercise the GMIB.

     CVG = current contract value at the time you exercise the GMIB.

     ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.

     For each payment, we calculate the 5% increase of payments allocated to the subaccounts as:

  PMT X (1.05)(CY)

     CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB:

- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a "contingent event" (disability, terminal illness or confinement to a nursing home or hospital, see "Charges -- Contingent events" for more details.)

- the annuitant on the retirement date must be between 50 and 86 years old.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A -- Life Annuity -- no refund

  - Plan B -- Life Annuity with ten years certain

  - Plan D -- Joint and last survivor life annuity -- no refund

- you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the GMIB benefit base for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB,

--------------------------------------------------------------------------------
  40 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB

- You may terminate the rider within 30 days after the first and fifth rider anniversaries.

- You may terminate the rider any time after the tenth rider anniversary.

- The rider will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.


- The rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EXAMPLE


- You purchase the contract during the 2006 calendar year with a payment of $100,000 and you allocate all your purchase payments to the subaccounts.


- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

CONTRACT                                                                                                                 GMIB
ANNIVERSARY                                     CONTRACT VALUE           MAV              5% RISING FLOOR            BENEFIT BASE
 1                                                 $107,000            $107,000              $105,000
 2                                                  125,000             125,000               110,250
 3                                                  132,000             132,000               115,763
 4                                                  150,000             150,000               121,551
 5                                                   85,000             150,000               127,628
 6                                                  120,000             150,000               134,010
 7                                                  138,000             150,000               140,710
 8                                                  152,000             152,000               147,746
 9                                                  139,000             152,000               155,133
 10                                                 126,000             152,000               162,889                  $162,889
 11                                                 138,000             152,000               171,034                   171,034
 12                                                 147,000             152,000               179,586                   179,586
 13                                                 163,000             163,000               188,565                   188,565
 14                                                 159,000             163,000               197,993                   197,993
 15                                                 212,000             212,000               207,893                   212,000

NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                                                         MINIMUM GUARANTEED MONTHLY INCOME
CONTRACT                                                     PLAN A -                 PLAN B -              PLAN D - JOINT AND
ANNIVERSARY                             GMIB             LIFE ANNUITY --          LIFE ANNUITY WITH         LAST SURVIVOR LIFE
AT EXERCISE                         BENEFIT BASE            NO REFUND             TEN YEARS CERTAIN        ANNUITY -- NO REFUND
 10                          $162,889 (5% rising floor)     $  840.51                 $  817.70                   $672.73
 15                          212,000 (MAV)                   1,250.80                  1,193.56                    968.84

The payouts above are shown at guaranteed annuity rates of 3% stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or

--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   41
equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

CONTRACT                                                        PLAN A -                 PLAN B -             PLAN D - JOINT AND
ANNIVERSARY                                                  LIFE ANNUITY --         LIFE ANNUITY WITH        LAST SURVIVOR LIFE
AT EXERCISE                             CONTRACT VALUE          NO REFUND            TEN YEARS CERTAIN       ANNUITY -- NO REFUND
 10                                        $126,000             $  650.16                $  632.52                 $520.38
 15                                         212,000              1,250.80                 1,193.56                  968.84

At the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the fee at that time adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We calculate the fee as follows:

  BB + AT - FAV

     BB = the GMIB benefit base.

     AT = adjusted transfers from the subaccounts to the GPAs or the one-year fixed account made in the six months before the contract anniversary calculated as:

  PT X VAT
  --------
       SVT

     PT = the amount transferred from the subaccounts to the GPAs or the one-year fixed account within six months of the contract anniversary

     VAT = variable account floor on the date of (but prior to) the transfer

     SVT = value of the subaccounts on the date of (but prior to) the transfer

     FAV = the value of your GPAs and the one-year fixed account.

The result of AT - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

EXAMPLE


- You purchase the contract with a payment of $100,000 and allocate all of your payment to the subaccounts.


- You make no transfers or partial withdrawals.

CONTRACT                                                     GMIB FEE               VALUE ON WHICH WE                 GMIB FEE
ANNIVERSARY                          CONTRACT VALUE         PERCENTAGE              BASE THE GMIB FEE              CHARGED TO YOU
 1                                      $ 80,000              0.70%         5% rising floor = $100,000 X 1.05          $  735
 2                                       150,000              0.70%         Contract value = $150,000                   1,050
 3                                       102,000              0.70%         MAV = $150,000                              1,050

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity Payout Plan E.

Under both contract Option L and Option C, you also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

--------------------------------------------------------------------------------
  42  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payouts for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the annuity payout period, you may make full and partial withdrawals. If you make a full withdrawal, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. If the original contract was an Option L contract, the discount rate we use in the calculation will vary between 5.45% and 6.95% depending on the applicable assumed investment rate. If the original contract was an Option C contract, the discount rate we use in the calculation will vary between 5.55% and 7.05% depending on the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your
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                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   43
contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


TAXES



Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.


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  44  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.


--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   45

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;



- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial

--------------------------------------------------------------------------------
  46 EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource(R) Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

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                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   47

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 4.25% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- the funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


--------------------------------------------------------------------------------
  48  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   49

APPENDIX: CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.


VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                     2007       2006      2005      2004     2003     2002     2001     2000     1999     1998
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (07/31/2002)
Accumulation unit value at beginning
  of period                             $1.58     $1.42     $1.37     $1.25    $0.95    $1.00       --       --       --       --
Accumulation unit value at end of
  period                                $1.58     $1.58     $1.42     $1.37    $1.25    $0.95       --       --       --       --
Number of accumulation units
  outstanding at end of period (000
  omitted)                                677       773       870       898      614       11       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2* (07/31/2002)
Accumulation unit value at beginning
  of period                             $1.33     $1.23     $1.19     $1.14    $1.00    $1.00       --       --       --       --
Accumulation unit value at end of
  period                                $1.40     $1.33     $1.23     $1.19    $1.14    $1.00       --       --       --       --
Number of accumulation units
  outstanding at end of period (000
  omitted)                                114       115       114       103       76       --       --       --       --       --
*Effective May 30, 2008, the Fund will change its name to Evergreen VA Diversified Capital Builder Fund - Class 2.
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning
  of period                             $1.12     $1.09     $1.08     $1.06    $1.04    $1.00       --       --       --       --
Accumulation unit value at end of
  period                                $1.16     $1.12     $1.09     $1.08    $1.06    $1.04       --       --       --       --
Number of accumulation units
  outstanding at end of period (000
  omitted)                              2,185     2,483     2,472     2,284    1,363      106       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2 (07/31/2002)
(PREVIOUSLY EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2)
Accumulation unit value at beginning
  of period                             $1.35     $1.29     $1.33     $1.24    $1.08    $1.00       --       --       --       --
Accumulation unit value at end of
  period                                $1.38     $1.35     $1.29     $1.33    $1.24    $1.08       --       --       --       --
Number of accumulation units
  outstanding at end of period (000
  omitted)                              1,996     2,405     2,518     2,479      927        4       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (08/30/2002)
Accumulation unit value at beginning
  of period                             $1.57     $1.41     $1.32     $1.23    $0.96    $1.00       --       --       --       --
Accumulation unit value at end of
  period                                $1.67     $1.57     $1.41     $1.32    $1.23    $0.96       --       --       --       --
Number of accumulation units
  outstanding at end of period (000
  omitted)                                770       872     1,000       624      458       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning
  of period                             $1.73     $1.58     $1.51     $1.35    $0.99    $1.00       --       --       --       --
Accumulation unit value at end of
  period                                $1.89     $1.73     $1.58     $1.51    $1.35    $0.99       --       --       --       --
Number of accumulation units
  outstanding at end of period (000
  omitted)                                230       250       267       205      138        4       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning
  of period                             $1.38     $1.29     $1.29     $1.21    $1.04    $1.00       --       --       --       --
Accumulation unit value at end of
  period                                $1.39     $1.38     $1.29     $1.29    $1.21    $1.04       --       --       --       --
Number of accumulation units
  outstanding at end of period (000
  omitted)                                665       708       763       952      751      103       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning
  of period                             $1.95     $1.61     $1.41     $1.20    $0.93    $1.00       --       --       --       --
Accumulation unit value at end of
  period                                $2.20     $1.95     $1.61     $1.41    $1.20    $0.93       --       --       --       --
Number of accumulation units
  outstanding at end of period (000
  omitted)                                679       717       623       663      493       12       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning
  of period                             $1.49     $1.43     $1.40     $1.33    $0.96    $1.00       --       --       --       --
Accumulation unit value at end of
  period                                $1.64     $1.49     $1.43     $1.40    $1.33    $0.96       --       --       --       --
Number of accumulation units
  outstanding at end of period (000
  omitted)                                464       531       573       580      441       13       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning
  of period                             $1.87     $1.57     $1.44     $1.21    $0.95    $1.00       --       --       --       --
Accumulation unit value at end of
  period                                $1.70     $1.87     $1.57     $1.44    $1.21    $0.95       --       --       --       --
Number of accumulation units
  outstanding at end of period (000
  omitted)                              1,130     1,328     1,360     1,273      460        7       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning
  of period                             $2.04     $1.84     $1.58     $1.29    $0.94    $1.06    $1.00       --       --       --
Accumulation unit value at end of
  period                                $2.32     $2.04     $1.84     $1.58    $1.29    $0.94    $1.06       --       --       --
Number of accumulation units
  outstanding at end of period (000
  omitted)                              3,308     3,045     2,336     1,901    1,151      250       94       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (09/22/1999)
Accumulation unit value at beginning
  of period                             $1.87     $1.60     $1.47     $1.32    $1.07    $1.23    $1.17    $1.05    $1.00       --
Accumulation unit value at end of
  period                                $1.91     $1.87     $1.60     $1.47    $1.32    $1.07    $1.23    $1.17    $1.05       --
Number of accumulation units
  outstanding at end of period (000
  omitted)                              9,245    10,913    11,340    11,643    4,692      966      546      170       31       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  50  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                      2007      2006      2005      2004     2003     2002     2001     2000     1999     1998
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (07/31/2002)
Accumulation unit value at beginning
  of period                             $1.95     $1.72     $1.59     $1.35    $0.95    $1.00       --       --       --       --
Accumulation unit value at end of
  period                                $1.89     $1.95     $1.72     $1.59    $1.35    $0.95       --       --       --       --
Number of accumulation units
  outstanding at end of period (000
  omitted)                                307       330       355       322      247        4       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (09/22/1999)
Accumulation unit value at beginning
  of period                             $1.53     $1.21     $1.10     $0.96    $0.76    $0.93    $1.19    $1.33    $1.00       --
Accumulation unit value at end of
  period                                $1.63     $1.53     $1.21     $1.10    $0.96    $0.76    $0.93    $1.19    $1.33       --
Number of accumulation units
  outstanding at end of period (000
  omitted)                              1,885     2,110     2,185     2,258    2,177    1,856    1,775    2,192      347       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2002)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning
  of period                             $1.57     $1.33     $1.27     $1.07    $0.79    $1.00       --       --       --       --
Accumulation unit value at end of
  period                                $1.47     $1.57     $1.33     $1.27    $1.07    $0.79       --       --       --       --
Number of accumulation units
  outstanding at end of period (000
  omitted)                              2,297     2,129     2,323       692      192       35       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (02/21/1995)
Accumulation unit value at beginning
  of period                             $1.29     $1.26     $1.24     $1.25    $1.26    $1.26    $1.24    $1.18    $1.15    $1.11
Accumulation unit value at end of
  period                                $1.34     $1.29     $1.26     $1.24    $1.25    $1.26    $1.26    $1.24    $1.18    $1.15
Number of accumulation units
  outstanding at end of period (000
  omitted)                              3,976     3,923     6,630     7,059    5,254    8,572    8,409    4,421      941      749
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec. 31, 2007 were
  3.03% and 3.08%, respectively.
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (02/21/1995)
Accumulation unit value at beginning
  of period                             $1.68     $1.63     $1.62     $1.58    $1.53    $1.47    $1.38    $1.33    $1.33    $1.33
Accumulation unit value at end of
  period                                $1.75     $1.68     $1.63     $1.62    $1.58    $1.53    $1.47    $1.38    $1.33    $1.33
Number of accumulation units
  outstanding at end of period (000
  omitted)                             12,248     8,733     8,279     9,515    7,119    7,272    8,923    9,498    8,127    5,689
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning
  of period                             $1.86     $1.58     $1.41     $1.21    $0.87    $1.09    $1.08    $1.00       --       --
Accumulation unit value at end of
  period                                $1.98     $1.86     $1.58     $1.41    $1.21    $0.87    $1.09    $1.08       --       --
Number of accumulation units
  outstanding at end of period (000
  omitted)                              6,387     5,210     2,698     1,026      605      238      115        7       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (02/21/1995)
Accumulation unit value at beginning
  of period                             $1.86     $1.64     $1.56     $1.50    $1.18    $1.53    $1.89    $2.33    $1.91    $1.56
Accumulation unit value at end of
  period                                $1.89     $1.86     $1.64     $1.56    $1.50    $1.18    $1.53    $1.89    $2.33    $1.91
Number of accumulation units
  outstanding at end of period (000
  omitted)                              4,871     5,898     4,590     4,708    4,663    5,116    6,019    6,358    5,864    5,163
---------------------------------------------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003     2002
-----------------------------------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND, SERIES II SHARES (07/31/2002)
Accumulation unit value at beginning of period                 $1.55    $1.40    $1.35    $1.24    $0.95    $1.00
Accumulation unit value at end of period                       $1.55    $1.55    $1.40    $1.35    $1.24    $0.95
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   38       52       63       48       --       --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA BALANCED FUND - CLASS 2* (07/31/2002)
Accumulation unit value at beginning of period                 $1.31    $1.22    $1.18    $1.13    $1.00    $1.00
Accumulation unit value at end of period                       $1.37    $1.31    $1.22    $1.18    $1.13    $1.00
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
*Effective May 30, 2008, the Fund will change its name to Evergreen VA Diversified Capital Builder Fund - Class
  2.
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA CORE BOND FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                 $1.10    $1.08    $1.07    $1.05    $1.04    $1.00
Accumulation unit value at end of period                       $1.13    $1.10    $1.08    $1.07    $1.05    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   58       84       60        7       --      118
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA DIVERSIFIED INCOME BUILDER FUND - CLASS 2 (07/31/2002)
(PREVIOUSLY EVERGREEN VA STRATEGIC INCOME FUND - CLASS 2)
Accumulation unit value at beginning of period                 $1.32    $1.27    $1.31    $1.23    $1.08    $1.00
Accumulation unit value at end of period                       $1.34    $1.32    $1.27    $1.31    $1.23    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   41       59       45        4       --       --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA FUNDAMENTAL LARGE CAP FUND - CLASS 2 (08/30/2002)
Accumulation unit value at beginning of period                 $1.54    $1.39    $1.30    $1.22    $0.96    $1.00
Accumulation unit value at end of period                       $1.63    $1.54    $1.39    $1.30    $1.22    $0.96
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   16       18        9        9       --       --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                 $1.69    $1.56    $1.49    $1.34    $0.98    $1.00
Accumulation unit value at end of period                       $1.85    $1.69    $1.56    $1.49    $1.34    $0.98
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    6       10       11       --       --       --
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   51

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003     2002
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA HIGH INCOME FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                 $1.36    $1.27    $1.28    $1.20    $1.03    $1.00
Accumulation unit value at end of period                       $1.36    $1.36    $1.27    $1.28    $1.20    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   36       51       35        4       32       32
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                 $1.91    $1.58    $1.39    $1.19    $0.93    $1.00
Accumulation unit value at end of period                       $2.15    $1.91    $1.58    $1.39    $1.19    $0.93
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   25       31       25       --       --       --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                 $1.46    $1.41    $1.38    $1.32    $0.96    $1.00
Accumulation unit value at end of period                       $1.60    $1.46    $1.41    $1.38    $1.32    $0.96
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   23       32       31        2       --       --
-----------------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES FUND - CLASS 2 (07/31/2002)
Accumulation unit value at beginning of period                 $1.84    $1.55    $1.42    $1.21    $0.95    $1.00
Accumulation unit value at end of period                       $1.67    $1.84    $1.55    $1.42    $1.21    $0.95
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   44       45       43       43       --       --
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.90    $1.72    $1.48    $1.21    $0.89    $1.00
Accumulation unit value at end of period                       $2.15    $1.90    $1.72    $1.48    $1.21    $0.89
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  458      374      196       54       19       --
-----------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.50    $1.29    $1.19    $1.07    $0.87    $1.00
Accumulation unit value at end of period                       $1.52    $1.50    $1.29    $1.19    $1.07    $0.87
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   94      154       --      138      153       --
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (07/31/2002)
Accumulation unit value at beginning of period                 $1.91    $1.70    $1.58    $1.35    $0.95    $1.00
Accumulation unit value at end of period                       $1.85    $1.91    $1.70    $1.58    $1.35    $0.95
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   16       17       19       --       --       --
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/01/2002)
Accumulation unit value at beginning of period                 $1.67    $1.33    $1.20    $1.06    $0.84    $1.00
Accumulation unit value at end of period                       $1.77    $1.67    $1.33    $1.20    $1.06    $0.84
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   12       12       14       14       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (07/31/2002)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                 $1.87    $1.58    $1.52    $1.29    $0.96    $1.00
Accumulation unit value at end of period                       $1.75    $1.87    $1.58    $1.52    $1.29    $0.96
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  794      763      746      325       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (03/01/2002)
Accumulation unit value at beginning of period                 $1.00    $0.97    $0.96    $0.97    $0.99    $1.00
Accumulation unit value at end of period                       $1.03    $1.00    $0.97    $0.96    $0.97    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  472      174       48       24       21      132
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash Management Fund at Dec.
  31, 2007 were 2.65% and 2.68%, respectively.
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (03/01/2002)
Accumulation unit value at beginning of period                 $1.07    $1.04    $1.04    $1.01    $1.01    $1.00
Accumulation unit value at end of period                       $1.10    $1.07    $1.04    $1.04    $1.01    $1.01
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,965      638       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/01/2002)
Accumulation unit value at beginning of period                 $1.67    $1.42    $1.27    $1.10    $0.80    $1.00
Accumulation unit value at end of period                       $1.77    $1.67    $1.42    $1.27    $1.10    $0.80
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,539    1,423      623       --       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/03/2003)
Accumulation unit value at beginning of period                 $1.60    $1.42    $1.36    $1.31    $1.00       --
Accumulation unit value at end of period                       $1.62    $1.60    $1.42    $1.36    $1.31       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  647      681      810      502       --       --
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  52  EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


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                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   53
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                         EVERGREEN PRIVILEGE VARIABLE ANNUITY -- PROSPECTUS   59

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


45277 J (5/08)

PROSPECTUS


MAY 1, 2008


WELLS FARGO

ADVANTAGE CHOICE(SM) VARIABLE ANNUITY

CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT

NEW WELLS FARGO ADVANTAGE CHOICE(SM) VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.


This prospectus contains information that you should know before investing in Wells Fargo Advantage Choice Variable Annuity Contract Option L and Contract Option C. The information in this prospectus applies to both contracts unless stated otherwise. Prospectuses are also available for:


- AIM Variable Insurance Funds, Series I Shares

- The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares

- Fidelity(R) Variable Insurance Products Service Class 2

- Franklin(R) Templeton(R) Variable Insurance Products Trust (FTVIPT) - Class 2

- Goldman Sachs Variable Insurance Trust

- MFS(R) Variable Insurance Trust(SM) - Initial Class

- Oppenheimer Variable Account Funds - Service Shares

- Putnam Variable Trust - Class IB Shares


- RiverSource Variable Series Trust (RVST) formerly known as RiverSource Variable Portfolio Funds


- Wells Fargo Variable Trust Funds

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

RiverSource Life offers several different annuities which your investment professional may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

--------------------------------------------------------------------------------
                 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   1

TABLE OF CONTENTS


KEY TERMS........................................   3
THE CONTRACT IN BRIEF............................   4
EXPENSE SUMMARY..................................   6
CONDENSED FINANCIAL INFORMATION (UNAUDITED)......  10
FINANCIAL STATEMENTS.............................  10
THE VARIABLE ACCOUNT AND THE FUNDS...............  10
THE GUARANTEE PERIOD ACCOUNTS (GPAS).............  18
THE ONE-YEAR FIXED ACCOUNT.......................  21
BUYING YOUR CONTRACT.............................  21
CHARGES..........................................  23
VALUING YOUR INVESTMENT..........................  26
MAKING THE MOST OF YOUR CONTRACT.................  27
WITHDRAWALS......................................  32
TSA -- SPECIAL PROVISIONS........................  33
CHANGING OWNERSHIP...............................  34
BENEFITS IN CASE OF DEATH........................  34
OPTIONAL BENEFITS................................  38
THE ANNUITY PAYOUT PERIOD........................  46
TAXES............................................  48
VOTING RIGHTS....................................  50
SUBSTITUTION OF INVESTMENTS......................  51
ABOUT THE SERVICE PROVIDERS......................  51
ADDITIONAL INFORMATION...........................  52
APPENDIX: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)....................................  54
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION............  60


--------------------------------------------------------------------------------
  2  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.


CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for Guarantee Periods we declare when you allocate purchase payments or transfer contract value to a GPA. Withdrawals and transfers from the GPAs done more than 30 days before the end of the Guarantee Period will receive a market value adjustment, which may result in a gain or loss of principal. The GPAs may not be available in some states.



MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.


ONE-YEAR FIXED ACCOUNT: An account to which you may make allocations. Amounts you allocate to this account earn interest at rates that we declare periodically.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and RiverSource Life refer to RiverSource Life Insurance Company.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each

--------------------------------------------------------------------------------
                 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   3
valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

THE CONTRACT IN BRIEF

This prospectus describes two contracts. Contract Option L offers a four year withdrawal charge schedule and investment options in the GPAs, one-year fixed account and/or the subaccounts. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee and allows investment in the subaccounts only(1). Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to invest.

PURPOSE: The purpose of these contracts is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. For contract Option L, you may allocate your purchase payments to the GPAs, one-year fixed account and/or subaccounts. For contract Option C, you may allocate purchase payments to the subaccounts. These accounts, in turn, may earn returns that increase the value of a contract. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax). It may not be advantageous for you to purchase these contracts as a replacement for, or in addition to, an existing annuity or life insurance contract.

(1) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: You may allocate purchase payments to the GPAs, one-year fixed account and/or the subaccounts depending on the contract option you select.

--------------------------------------------------------------------------------
  4  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

If you select contract Option L, you may allocate your purchase payments among any or all of:


- the subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")



- the GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. The required minimum investment in a GPA is $1,000. These accounts may not be available in all states. (see "The Guarantee Period Accounts (GPAs)" and "The One-Year Fixed Account")



- the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").


If you select contract Option C, you may allocate purchase payments to the subaccounts only.


BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments. (see "Buying Your Contract")



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to a MVA unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. You may establish automated transfers among the accounts. (We reserve the right to limit transfers to the GPAs and the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract.) (see "Making the Most of Your Contract -- Transferring Among Accounts")


WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including an IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (see "Withdrawals")


BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (see "Benefits in Case of Death")



OPTIONAL BENEFITS: These contracts offer optional features that are available for additional charges if you meet certain criteria. (see "Optional Benefits")



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs are not available during the payout period. (see "The Annuity Payout Period")



TAXES: Generally, income earned on your contract value grows tax deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (see "Taxes")


--------------------------------------------------------------------------------
                 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   5

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSE THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE
(Contingent deferred sales charge as a percentage of the amount withdrawn)

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

           CONTRACT YEAR FOR   WITHDRAWAL CHARGE
           CONTRACT OPTION L      PERCENTAGE
                  1-2                  8%
                    3                  7
                    4                  6
                    5 and
                     later             0

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. For contract Option L, the discount rate we use in the calculation will be 5.45% if the assumed investment rate is 3.5% and 6.95% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

You can choose either contract Option L or Option C and the death benefit guarantee provided. The combination you choose determines the fees you pay. The table below shows the combinations available to you and their cost.

                                                           VARIABLE ACCOUNT           TOTAL MORTALITY AND         TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION L AND:                     ADMINISTRATIVE CHARGE         EXPENSE RISK FEE          ACCOUNT EXPENSES
 ROP death benefit                                               0.15%                       1.25%                     1.40%
 MAV death benefit                                               0.15                        1.35                      1.50
 EDB                                                             0.15                        1.55                      1.70
IF YOU SELECT CONTRACT OPTION C AND:
 ROP death benefit                                               0.15                        1.35                      1.50
 MAV death benefit                                               0.15                        1.45                      1.60
 EDB                                                             0.15                        1.65                      1.80

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                        $40

(We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.)

 BENEFIT PROTECTOR(R) Death Benefit Rider (Benefit                 0.25%*
 Protector) fee

(As a percentage of the contract value charged annually on the contract anniversary.)

 BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER (BENEFIT            0.40%*
 PROTECTOR PLUS) FEE

(As a percentage of the contract value charged annually on the contract anniversary.)

 GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE                0.70%**

(As a percentage of the GMIB benefit base charged annually on the contract anniversary.)

 * This fee applies only if you elect this optional feature.
** For applications signed prior to May 1, 2003, the following annual rider charges apply: GMIB - 0.30%.

--------------------------------------------------------------------------------
  6  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS

THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                              MINIMUM              MAXIMUM
 Total expenses before fee waivers and/or expense              0.72%                1.43%
 reimbursements


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 AIM V.I. Capital Appreciation Fund,       0.61%            --%          0.27%               --%                   0.88%
 Series I Shares
 AIM V.I. Core Equity Fund, Series I       0.60             --           0.28              0.02                    0.90(1)
 Shares
 The Dreyfus Socially Responsible          0.75             --           0.07                --                    0.82
 Growth Fund, Inc., Initial Shares
 Fidelity(R) VIP Dynamic Capital           0.56           0.25           0.23                --                    1.04
 Appreciation Portfolio Service Class
 2
 Fidelity(R) VIP High Income Portfolio     0.57           0.25           0.11                --                    0.93
 Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio         0.56           0.25           0.10                --                    0.91
 Service Class 2
 FTVIPT Franklin Global Real Estate        0.75           0.25           0.31                --                    1.31(2)
 Securities Fund - Class 2
 FTVIPT Franklin Income Securities         0.45           0.25           0.02                --                    0.72
 Fund - Class 2
 FTVIPT Franklin Small Cap Value           0.51           0.25           0.15              0.02                    0.93(3)
 Securities Fund - Class 2
 FTVIPT Franklin Small-Mid Cap Growth      0.47           0.25           0.28              0.01                    1.01(3)
 Securities Fund - Class 2
 FTVIPT Mutual Shares Securities           0.59           0.25           0.13                --                    0.97
 Fund - Class 2
 Goldman Sachs VIT Mid Cap Value           0.80             --           0.07                --                    0.87
 Fund - Institutional Shares
 Goldman Sachs VIT Structured U.S.         0.65             --           0.07                --                    0.72(4)
 Equity Fund - Institutional Shares
 MFS(R) Investors Trust                    0.75             --           0.10                --                    0.85
 Series - Initial Class
 MFS(R) Utilities Series - Initial         0.75             --           0.10                --                    0.85(5)
 Class
 Oppenheimer Global Securities             0.62           0.25           0.02                --                    0.89
 Fund/VA, Service Shares
 Oppenheimer Strategic Bond Fund/VA,       0.57           0.25           0.02              0.02                    0.86(6)
 Service Shares
 Putnam VT Health Sciences                 0.70           0.25           0.13                --                    1.08
 Fund - Class IB Shares
 Putnam VT International Equity            0.73           0.25           0.11              0.01                    1.10
 Fund - Class IB Shares
 Putnam VT Vista Fund - Class IB           0.65           0.25           0.11                --                    1.01
 Shares
 RVST RiverSource(R) Partners Variable     0.97           0.13           0.18                --                    1.28(7)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable              0.59           0.13           0.14                --                    0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.15                --                    0.87
 Portfolio - High Yield Bond Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                    0.86
 Portfolio - Large Cap Equity Fund
 RVST RiverSource(R) Variable              0.48           0.13           0.18                --                    0.79
 Portfolio - Short Duration U.S.
 Government Fund
 RVST RiverSource(R) Variable              0.68           0.13           0.20                --                    1.01(7)
 Portfolio - Small Cap Advantage Fund
 Wells Fargo Advantage VT Asset            0.55           0.25           0.22                --                    1.02(8)
 Allocation Fund
 Wells Fargo Advantage VT C&B Large        0.55           0.25           0.37                --                    1.17(8)
 Cap Value Fund
 Wells Fargo Advantage VT Equity           0.55           0.25           0.24                --                    1.04(8)
 Income Fund


--------------------------------------------------------------------------------
                 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   7

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 Wells Fargo Advantage VT                  0.75%          0.25%          0.43%               --%                   1.43%(8)
 International Core Fund
 Wells Fargo Advantage VT Large            0.55           0.25           0.39                --                    1.19(8)
 Company Core Fund
 Wells Fargo Advantage VT Large            0.55           0.25           0.24                --                    1.04(8)
 Company Growth Fund
 Wells Fargo Advantage VT Money Market     0.30           0.25           0.27                --                    0.82(8)
 Fund
 Wells Fargo Advantage VT Small Cap        0.75           0.25           0.23                --                    1.23(8)
 Growth Fund
 Wells Fargo Advantage VT Total Return     0.45           0.25           0.25                --                    0.95(8)
 Bond Fund



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series I shares to 1.30% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 0.89% for AIM V.I. Core Equity Fund, Series I Shares.


(2) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee waivers net expenses would be 0.89% for FTVIPT Franklin Global Real Estate Securities Fund - Class 2.


(3) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon. After fee reductions net expenses would be 0.91% for FTVIPT Franklin Small Cap Value Securities Fund - Class 2 and 1.00% for FTVIPT Franklin Small-Mid Cap Growth Securities Fund - Class 2.


(4) The Investment Adviser has voluntarily agreed to reduce or limit "Other expenses" (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be terminated at any time at the option of the Investment Adviser. After expense reductions net expenses would be 0.71% for Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares.


(5) MFS has agreed in writing to reduce its management fee to 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 0.82% for MFS Utilities Series - Initial Class.


(6) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.


(7) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund and 1.13% for RVST RiverSource(R) Variable
      Portfolio - Small Cap Advantage Fund.


(8) The adviser has contractually agreed through April 30, 2009 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements, net expenses would be 1.00% for Wells Fargo Advantage VT Asset Allocation Fund, 1.00% for Wells Fargo Advantage VT C&B Large Cap Value Fund, 1.00% for Wells Fargo Advantage VT Equity Income Fund, 1.00% for Wells Fargo Advantage VT International Core Fund, 1.00% for Wells Fargo Advantage VT Large Company Core Fund, 1.00% for Wells Fargo Advantage VT Large Company Growth Fund, 0.75% for Wells Fargo Advantage VT Money Market Fund, 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund and 0.90% for Wells Fargo Advantage VT Total Return Bond Fund.


--------------------------------------------------------------------------------
  8  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.


THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.



MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the EDB and the GMIB. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT OR
                                           IF YOU WITHDRAW YOUR CONTRACT AT              IF YOU SELECT AN ANNUITY PAYOUT PLAN AT
                                        THE END OF THE APPLICABLE TIME PERIOD:           THE END OF THE APPLICABLE TIME PERIOD:
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS         1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Contract Option L with EDB            $1,205     $1,932     $2,054     $4,297           $397      $1,211     $2,054     $4,297
 Contract Option C with EDB               408      1,243      2,107      4,395            408       1,243      2,107      4,395


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP death benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT OR
                                           IF YOU WITHDRAW YOUR CONTRACT AT              IF YOU SELECT AN ANNUITY PAYOUT PLAN AT
                                        THE END OF THE APPLICABLE TIME PERIOD:           THE END OF THE APPLICABLE TIME PERIOD:
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS         1 YEAR    3 YEARS    5 YEARS    10 YEARS
 Contract Option L with ROP death
 benefit                               $1,042     $1,438     $1,161     $2,494           $220       $677      $1,161     $2,494
 Contract Option C with ROP death
 benefit                                  231        711      1,217      2,607            231        711       1,217      2,607



* In these examples, the $40 contract administrative charge is approximated as a .022% charge for Option L and a .030% charge for Option C. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.


--------------------------------------------------------------------------------
                 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   9

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in the Appendix.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statement date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. The contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.


- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust Funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Series Trust funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the RiverSource Variable Series Trust funds that exceeds the range disclosed below for the funds our affiliates do not manage. These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.


--------------------------------------------------------------------------------
  10  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under any asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   11

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

--------------------------------------------------------------------------------
  12  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING
FUNDS:



INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
AIM V.I. Capital              Growth of capital. Invests principally in common  Invesco Aim Advisors, Inc. adviser,
Appreciation Fund, Series I   stocks of companies likely to benefit from new    advisory entities affiliated with
Shares                        or innovative products, services or processes as  Invesco Aim Advisors, Inc.,
                              well as those with above-average growth and       subadvisers.
                              excellent prospects for future growth. The Fund
                              may also invest up to 25% of its total assets in
                              foreign securities that involve risks not
                              associated with investing solely in the United
                              States.
AIM V.I. Core Equity Fund,    Growth of capital. Invests normally at least 80%  Invesco Aim Advisors, Inc. adviser,
Series I Shares               of its net assets, plus the amount of any         advisory entities affiliated with
                              borrowings for investment purposes, in equity     Invesco Aim Advisors, Inc.,
                              securities, including convertible securities of   subadvisers.
                              established companies that have long-term
                              above-average growth in earnings and dividends
                              and growth companies that are believed to have
                              the potential for above-average growth in
                              earnings and dividends. The Fund may invest up
                              to 25% of its total assets in foreign
                              securities.
The Dreyfus Socially          Capital growth, with current income as a          The Dreyfus Corporation
Responsible Growth Fund,      secondary goal. To pursue these goals, the fund,
Inc., Initial Shares          under normal circumstances, invests at least 80%
                              of its assets in the common stocks of companies
                              that, in the opinion of the fund's management,
                              meet traditional investment standards and
                              conduct their business in a manner that
                              contributes to the enhancement of the quality of
                              life in America.
Fidelity(R) VIP Dynamic       Capital appreciation. Normally invests primarily  Fidelity Management & Research Company
Capital Appreciation          in common stocks. Invests in domestic and         (FMR), investment manager; FMR U.K.,
Portfolio Service Class 2     foreign issuers. The Fund invests in either       FMR Far East, Fidelity Investments
                              "growth" or "value" stocks or both.               Japan Limited (FIJ) and FMR Co. Inc.
                                                                                (FMRC), sub-advisers.
Fidelity(R) VIP High Income   High level of current income, while also          Fidelity Management & Research Company
Portfolio Service Class 2     considering growth of capital. Normally invests   (FMR), investment manager; FMR U.K.,
                              primarily in income- producing debt securities,   FMR Far East, sub- advisers.
                              preferred stocks and convertible securities,
                              with an emphasis on lower-quality debt
                              securities. May invest in non-income producing
                              securities, including defaulted securities and
                              common stocks. Invests in companies in troubled
                              or uncertain financial condition. The Fund
                              invests in domestic and foreign issuers.
Fidelity(R) VIP Mid Cap       Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Normally invests at   (FMR), investment manager; FMR U.K.,
                              least 80% of assets in securities of companies    FMR Far East, sub- advisers.
                              with medium market capitalizations. May invest
                              in companies with smaller or larger market
                              capitalizations. Invests in domestic and foreign
                              issuers. The Fund invests in either "growth" or
                              "value" common stocks or both.
FTVIPT Franklin Global Real   High total return. The Fund normally invests at   Franklin Templeton Institutional, LLC
Estate Securities             least 80% of its net assets in investments of
Fund - Class 2                companies located anywhere in the world that
                              operate in the real estate sector and normally
                              invests predominantly in equity securities.


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   13

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
FTVIPT Franklin Income        Maximize income while maintaining prospects for   Franklin Advisers, Inc.
Securities Fund - Class 2     capital appreciation. The Fund normally invests
                              in both equity and debt securities. The Fund
                              seeks income by investing in corporate, foreign,
                              and U.S. Treasury bonds as well as stocks with
                              dividend yields the manager believes are
                              attractive.
FTVIPT Franklin Small Cap     Long-term total return. The Fund normally         Franklin Advisory Services, LLC
Value Securities              invests at least 80% of its net assets in
Fund - Class 2                investments of small capitalization companies,
                              and normally invests predominantly in equity
                              securities. The Fund invests mainly in equity
                              securities of companies that the manager
                              believes are undervalued.
FTVIPT Franklin Small-Mid     Long-term capital growth. The Fund normally       Franklin Advisers, Inc.
Cap Growth Securities         invests at least 80% of its net assets in
Fund - Class 2                investments of small capitalization and mid
                              capitalization companies and normally invests
                              predominantly in equity securities.
FTVIPT Mutual Shares          Capital appreciation, with income as a secondary  Franklin Mutual Advisers, LLC
Securities Fund - Class 2     goal. The Fund normally invests primarily in
                              equity securities of companies that the manager
                              believes are undervalued. The Fund also invests,
                              to a lesser extent in risk arbitrage securities
                              and distressed companies.
Goldman Sachs VIT Mid Cap     Long-term capital appreciation. The Fund          Goldman Sachs Asset Management, L.P.
Value Fund - Institutional    invests, under normal circumstances, at least
Shares                        80% of its net assets plus any borrowings for
                              investment purposes (measured at time of
                              purchase) ("Net Assets") in a diversified
                              portfolio of equity investments in mid-cap
                              issuers with public stock market capitalizations
                              (based upon shares available for trading on an
                              unrestricted basis) within the range of the
                              market capitalization of companies constituting
                              the Russell Midcap(R) Value Index at the time of
                              investment. If the market capitalization of a
                              company held by the Fund moves outside this
                              range, the Fund may, but is not required to,
                              sell the securities. The capitalization range of
                              the Russell Midcap(R) Value Index is currently
                              between $1.1 billion and $21 billion. Although
                              the Fund will invest primarily in publicly
                              traded U.S. securities, it may invest up to 25%
                              of its Net Assets in foreign securities,
                              including securities of issuers in countries
                              with emerging markets or economies ("emerging
                              countries") and securities quoted in foreign
                              currencies. The Fund may invest in the aggregate
                              up to 20% of its Net Assets in companies with
                              public stock market capitalizations outside the
                              range of companies constituting the Russell
                              Midcap(R) Value Index at the time of investment
                              and in fixed-income securities, such as
                              government, corporate and bank debt obligations.


--------------------------------------------------------------------------------
  14  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Goldman Sachs VIT Structured  Long-term growth of capital and dividend income.  Goldman Sachs Asset Management, L.P.
U.S. Equity                   The Fund invests, under normal circumstances, at
Fund - Institutional Shares   least 80% of its net assets plus any borrowings
                              for investment purposes (measured at the time of
                              purchase) ("Net Assets") in a diversified
                              portfolio of equity investments in U.S. issuers,
                              including foreign companies that are traded in
                              the United States. However, it is currently
                              anticipated that, under normal circumstances,
                              the Fund will invest at least 95% of its Net
                              Assets in such equity investments. The Fund's
                              investments are selected using a variety of
                              quantitative techniques, derived from
                              fundamental research including but not limited
                              to valuation, momentum, profitability and
                              earnings quality, in seeking to maximize the
                              Fund's expected returns. The Fund maintains
                              risk, style, capitalization and industry
                              characteristics similar to the S&P 500 Index.
                              The S&P 500 Index is an index of large-cap
                              stocks designed to reflect a broad
                              representation of the U.S. economy. The Fund
                              seeks to maximize expected return while
                              maintaining these and other characteristics
                              similar to the benchmark. The Fund is not
                              required to limit its investments to securities
                              in the S&P 500 Index.
MFS(R) Investors Trust        Capital appreciation. Normally invests in equity  MFS Investment Management(R)
Series - Initial Class        securities of companies MFS believes to have
                              above average earnings growth potential compared
                              to other companies (growth companies), in the
                              stocks of companies it believes are undervalued
                              compared to their perceived worth (value
                              companies), or in a combination of growth and
                              value companies. Generally focuses on companies
                              with large capitalizations.
MFS(R) Utilities Series -     Total return. Normally invests at least 80% of    MFS Investment Management(R)
Initial Class                 the fund's net assets in securities of issuers
                              in the utilities industry. The Fund's assets may
                              be invested in companies of any size.
Oppenheimer Global            Long-term capital appreciation. Invests mainly    OppenheimerFunds, Inc.
Securities Fund/VA, Service   in common stocks of U.S. and foreign issuers
Shares                        that are "growth-type" companies, cyclical
                              industries and special situations that are
                              considered to have appreciation possibilities.
Oppenheimer Strategic Bond    High level of current income principally derived  OppenheimerFunds, Inc.
Fund/VA, Service Shares       from interest on debt securities. Invests mainly
                              in three market sectors: debt securities of
                              foreign governments and companies, U.S.
                              government securities and lower-rated high yield
                              securities of U.S. and foreign companies.


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   15

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Putnam VT Health Sciences     Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Fund - Class IB Shares        by investing mainly in common stocks of
                              companies in the health sciences industries,
                              with a focus on growth stocks. Under normal
                              circumstances, the fund invests at least 80% of
                              its net assets in securities of (a) companies
                              that derive at least 50% of their assets,
                              revenues or profits from the pharmaceutical,
                              health care services, applied research and
                              development and medical equipment and supplies
                              industries, or (b) companies Putnam Management
                              thinks have the potential for growth as a result
                              of their particular products, technology,
                              patents or other market advantages in the health
                              sciences industries.
Putnam VT International       Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Equity Fund - Class IB        by investing mainly in common stocks of
Shares                        companies outside the United States that Putnam
                              Management believes have favorable investment
                              potential. Under normal circumstances, the fund
                              invests at least 80% of its net assets in equity
                              investments.
Putnam VT Vista Fund - Class  Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
IB Shares                     by investing mainly in common stocks of U.S.
                              companies, with a focus on growth stocks.
RVST RiverSource Partners     Long-term capital appreciation. Under normal      RiverSource Investments, LLC, adviser;
Variable Portfolio - Small    market conditions, at least 80% of the Fund's     River Road Asset Management, LLC,
Cap Value Fund                net assets will be invested in small cap          Donald Smith & Co., Inc., Franklin
                              companies with market capitalization, at the      Portfolio Associates LLC, Barrow,
(previously RiverSource       time of investment, of up to $2.5 billion or      Hanley, Mewhinney & Strauss, Inc. and
Variable Portfolio - Small    that fall within the range of the Russell         Denver Investment Advisors LLC,
Cap Value Fund)               2000(R) Value Index. The Fund may invest up to    subadvisers.
                              25% of its net assets in foreign investments.
RVST RiverSource Variable     High level of current income and, as a secondary  RiverSource Investments, LLC
Portfolio - Diversified       goal, steady growth of capital. Under normal
Equity Income Fund            market conditions, the Fund invests at least 80%
                              of its net assets in dividend- paying common and
                              preferred stocks. The Fund may invest up to 25%
                              of its net assets in foreign investments.
RVST RiverSource Variable     High current income, with capital growth as a     RiverSource Investments, LLC
Portfolio - High Yield Bond   secondary objective. Under normal market
Fund                          conditions, the Fund invests at least 80% of its
                              net assets in high-yield debt instruments
                              (commonly referred to as "junk") including
                              corporate debt securities as well as bank loans
                              rated below investment grade by a nationally
                              recognized statistical rating organization, or
                              if unrated, determined to be of comparable
                              quality. Up to 25% of the Fund may be invested
                              in high yield debt instruments of foreign
                              issuers.
RVST RiverSource Variable     Capital appreciation. Under normal market         RiverSource Investments, LLC
Portfolio - Large Cap Equity  conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with market capitalization greater than $5
                              billion at the time of purchase. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.


--------------------------------------------------------------------------------
  16  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     High level of current income and safety of        RiverSource Investments, LLC
Portfolio - Short Duration    principal consistent with investment in U.S.
U.S. Government Fund          government and government agency securities.
                              Under normal market conditions, at least 80% of
                              the Fund's net assets are invested in securities
                              issued or guaranteed as to principal and
                              interest by the U.S. government, its agencies or
                              instrumentalities.
RVST RiverSource Variable     Long-term capital growth. Under normal market     RiverSource Investments, LLC, adviser;
Portfolio - Small Cap         conditions, at least 80% of the Fund's net        Kenwood Capital Management LLC,
Advantage Fund                assets are invested in equity securities of       sub-adviser.
                              companies with market capitalization of up to $2
                              billion or that fall within the range of the
                              Russell 2000(R) Index at the time of investment.
Wells Fargo Advantage VT      Long-term total return, consisting of capital     Wells Fargo Funds Management, LLC,
Asset Allocation Fund         appreciation and current income. We seek to       adviser; Wells Capital Management
                              achieve the Portfolio's investment objective by   Incorporated, sub-adviser.
                              allocating 60% of its assets to equity
                              securities and 40% of its assets to fixed income
                              securities.
Wells Fargo Advantage VT C&B  Maximum long-term total return (current income    Wells Fargo Funds Management, LLC,
Large Cap Value Fund          and capital appreciation) consistent with         adviser; Cooke & Bieler, L.P., sub-
                              minimizing risk to principal. Invests             adviser.
                              principally in equity securities of large-
                              capitalization companies, which they define as
                              companies with market capitalizations of $3
                              billion or more. We manage a relatively focused
                              portfolio of 30 to 50 companies that enables
                              them to provide adequate diversification while
                              allowing the composition and performance of the
                              portfolio to behave differently than the market.
Wells Fargo Advantage VT      Long-term capital appreciation and dividend       Wells Fargo Funds Management, LLC,
Equity Income Fund            income. Invests principally in equity securities  adviser; Wells Capital Management
                              of large-capitalization companies, which we       Incorporated, sub-adviser.
                              define as companies with market capitalizations
                              of $3 billion or more.
Wells Fargo Advantage VT      Long-term capital appreciation. Invests in        Wells Fargo Funds Management, LLC,
International Core Fund       equity securities of non-U.S. companies that we   adviser; Wells Capital Management
                              believe have strong growth potential and offer    Incorporated, sub-adviser.
                              good value relative to similar investments. We
                              invest primarily in developed countries, but may
                              invest in emerging markets.


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   17

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Wells Fargo Advantage VT      Total return comprised of long-term capital       Wells Fargo Funds Management, LLC,
Large Company Core Fund       appreciation and current income. Invests          adviser; Matrix Asset Advisors, Inc.,
                              principally in equity securities of               sub-adviser.
                              approximately 30 to 50 large-capitalization
                              companies, the majority of which pay dividends.
                              Large-capitalization companies are defined as
                              those with market capitalizations of $3 billion
                              or more. We may also invest in equity securities
                              of foreign issuers through ADRs and similar
                              investments.
Wells Fargo Advantage VT      Long-term capital appreciation. Invests           Wells Fargo Funds Management, LLC,
Large Company Growth Fund     principally in equity securities, focusing on     adviser; Peregrine Capital Management,
                              approximately 30 to 50 large capitalization       Inc., sub-adviser.
                              companies that we believe have favorable growth
                              potential. However, we normally do not invest
                              more than 10% of the Fund's total assets in the
                              securities of a single issuer. We define
                              large-capitalization companies as those with
                              market capitalizations of $3 billion or more.
Wells Fargo Advantage VT      Current income, while preserving capital and      Wells Fargo Funds Management, LLC,
Money Market Fund             liquidity. We actively manage a portfolio of      adviser; Wells Capital Management
                              high-quality, short-term U.S. dollar-denominated  Incorporated, sub-adviser.
                              money market instruments. We will only purchase
                              First Tier securities. These investments may
                              have fixed, floating, or variable rates of
                              interest and may be obligations of U.S. or
                              foreign issuers. We may invest more than 25% of
                              the Fund's total assets in U.S.
                              dollar-denominated obligations of U.S. banks.
                              Our security selection is based on several
                              factors, including credit quality, yield and
                              maturity, while taking into account the Fund's
                              overall level of liquidity and average maturity.
Wells Fargo Advantage VT      Long-term capital appreciation. Invests           Wells Fargo Funds Management, LLC,
Small Cap Growth Fund         principally in equity securities of               adviser; Wells Capital Management
                              small-capitalization companies that we believe    Incorporated, sub-adviser.
                              have above-average growth potential. We define
                              small-capitalization companies as those with
                              market capitalizations at the time of purchase
                              of less than $2 billion.
Wells Fargo Advantage VT      Total return consisting of income and capital     Wells Fargo Funds Management, LLC,
Total Return Bond Fund        appreciation. Invests principally in              adviser; Wells Capital Management
                              investment-grade debt securities, including U.S.  Incorporated, sub-adviser.
                              Government obligations, corporate bonds and
                              mortgage-and asset-backed securities. Under
                              normal circumstances, we expect to maintain an
                              overall dollar-weighted average effective
                              duration range between 4 and 5 1/2 years.


THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.

Investment in the GPAs is not available under contract Option C(1).

(1) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs for contract Option C has been filed in the various states in which the contract is offered. Please check with your sales representative to determine if this restriction applies to your states.


For contract Option L, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. The minimum required investment in each GPA is $1,000. There are restrictions on the amount you can allocate to these accounts as well as on transfers from these accounts (see "Buying Your Contract" and "Transfer policies"). These accounts are not available in all states and are not offered after annuity payouts begin.


--------------------------------------------------------------------------------
  18  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion ("Future Rates"). We will determine Future Rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

You may transfer or withdraw contract value out of the GPAs within 30 days before the end of the Guarantee Period without receiving a MVA (see "Market Value Adjustment (MVA)" below). During this 30 day window you may choose to start a new Guarantee Period of the same length, transfer the contract value to another GPA, transfer the contract value to any of the subaccounts, or withdraw the contract value from the contract (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your Guarantee Period our current practice is to automatically transfer the contract value into the one-year fixed account.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable Guarantee Periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch (formerly Duff & Phelp's) -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We guarantee the contract value allocated to your GPA, including the interest credited, if you do not make any transfers or withdrawals from that GPA prior to 30 days before the end of the Guarantee Period. However, we will apply a MVA if a transfer or withdrawal occurs prior to this time, unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy. The MVA also affects amounts withdrawn from a GPA prior to 30 days before the end of the Guarantee Period that are used to purchase payouts under an annuity payout plan. We will refer to all of these transactions as "early withdrawals" in the discussion below.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   19

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your Guarantee Period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. This is summarized in the following table:

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive

GENERAL EXAMPLES

Assume:

As the examples below demonstrate, the application of an MVA may result in either a gain or loss of principal. We refer to all of the transactions described below as "early withdrawals."

Assume:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(N/12)  - 1] = MVA
                                    1 + J + .001

      Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA.

- We guarantee an interest rate of 3.0% annually for your ten-year Guarantee Period.

- After three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your Guarantee Period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001

In this example, the MVA is a negative $39.84.

--------------------------------------------------------------------------------
  20  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and you have begun your fourth contract year at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L and there is no withdrawal charge if you choose contract Option C. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges on contract Option L, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge for contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

We will not apply MVAs to amounts withdrawn for annual contract charges, to amounts we pay as death claims or to automatic transfers from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep Strategy.

THE ONE-YEAR FIXED ACCOUNT

Investment in the one-year fixed account is not available for contract Option C(1).

(1) For applications dated May 1, 2003 or after. Restriction of investment in the one-year fixed account for contract Option C has been filed in the various states in which the contract is offered. Please check with your investment professional to determine if this restriction applies to your state.

For contract Option L, you may allocate purchase payments or transfer accumulated value to the one-year fixed account. Some states may restrict the amount you can allocate to this account. We back the principal and interest guarantees relating to the one-year fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the one-year fixed account increases as we credit interest to the account. Purchase payments and transfers to the one-year fixed account become part of our general account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. Thereafter we will change the rates from time-to-time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate offered may vary by state but will not be lower than state law allows.

There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Making the Most of Your Contract -- Transfer policies").

Interest in the one-year fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the one-year fixed account, however, disclosures regarding the one-year fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable.

As the owner, you have all rights and may receive all benefits under the contract. You can own a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 90 or younger. (The age limit may be younger for qualified annuities in some states.)

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                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   21

When you applied, you selected (if available in your state):

- contract Option L or Option C;

- a death benefit option(1);


- the optional Benefit Protector Death Benefit Rider(2);



- the optional Benefit Protector Plus Death Benefit Rider(2);


- the optional Guaranteed Minimum Income Benefit Rider(3);

- the GPAs, the one-year fixed account and/or subaccounts in which you want to invest(4);

- how you want to make purchase payments; and

- a beneficiary.

(1) If you and the annuitant are 79 or younger at contract issue, you may select from either the ROP death benefit, MAV death benefit or EDB. If you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. EDB may not be available in all states.

(2)  Not available with the EDB. May not be available in all states.

(3) Available at the time you purchase your contract if the annuitant is 75 or younger at contract issue and you also select the EDB. May not be available in all states.
(4) For applications dated May 1, 2003 or after. Restriction of investment in the GPAs have been filed in the various states in which the contract is offered. Please check with your investment professional to determine whether this restriction applies to your state. Some states restrict the amount you can allocate to the GPAs and the one-year fixed account. GPAs may not be available in some states.

The contract provides for allocation of purchase payments to the subaccounts of the variable account, to the GPAs and/or to the one-year fixed account in even 1% increments subject to the $1,000 minimum required investment for the GPAs. The contract provides for allocation of purchase payments to the GPAs, the one-year fixed account and/or the subaccounts of the variable account in even 1% increments subject to the $1,000 minimum for the GPAs. For contracts with applications signed on or after June 16, 2003, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish a dollar cost averaging arrangement with respect to the purchase payment according to procedures currently in effect, or you are participating according to the rules of an asset allocation model portfolio program available under the contract, if any.


We applied your initial purchase payment to the GPAs, one-year fixed account and subaccounts you selected within two business days after we received it at our corporate office. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our administrative office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a SIP. To begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts are scheduled to begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. You can also select a date within the maximum limits. Your selected date can align with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

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  22  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM PURCHASE PAYMENTS

  If paying by SIP:

     $50 initial payment.

     $50 for additional payments.

  If paying by any other method:

     $10,000 initial payment.

     $100 for additional payments.

MAXIMUM TOTAL ALLOWABLE PURCHASE PAYMENTS*

  $1,000,000 for issue ages up to 85.

  $100,000 for issue ages 86 to 90.

* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER


Send your check along with your name and contract number to:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers,withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES


CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary, or earlier if the contract is withdrawn. We prorate this charge among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value. Some states limit the amount of any contract charge allocated to the one-year fixed account.

We will waive this charge when your contract value is $100,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct this charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

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                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   23

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the one-year fixed account. We cannot increase these fees. These fees are based on the contract you select (either Option L or Option C) and the death benefit that applies to your contract:


                                                                CONTRACT OPTION L    CONTRACT OPTION C
 ROP death benefit:                                                   1.25%                1.35%
 MAV death benefit:                                                   1.35                 1.45
 EDB:                                                                 1.55                 1.65


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee.



We deduct the mortality risk fee from the subaccounts during the payout period even if the annuity payout plan does not include a life contingency. Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.


The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L discussed below will cover sales and distribution expenses.

WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Option C contracts have no withdrawal charge schedule but they carry higher mortality and expense risk fees than Option L contracts.

If you select contract Option L and you withdraw all or part of your contract, you may be subject to a withdrawal charge. A withdrawal charge applies if you make a withdrawal in the first four contract years. You may withdraw amounts totaling up to 10% of your prior anniversary's contract value free of charge during the first four years of your contract. (We consider your initial purchase payment to be the prior anniversary's contract value during the first contract year.) We do not assess a withdrawal charge on this amount. The withdrawal charge percentages that apply to you are shown below and are stated in your contract. In addition, amounts withdrawn from a GPA more than 30 days before the end of the applicable Guarantee Period are generally subject to a MVA. (See "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA).")

                     CONTRACT YEAR FOR
                     CONTRACT OPTION L                                       WITHDRAWAL CHARGE PERCENTAGE
                                1-2                                                       8%
                                  3                                                       7
                                  4                                                       6
                        5 and later                                                       0

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. The withdrawal charge percentage is applied to this total amount. We pay you the amount you requested.

--------------------------------------------------------------------------------
  24  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE: Assume you requested a withdrawal of $1,000 and there is a withdrawal charge of 7%. The total amount we actually deduct from your contract is $1,075.27. We determine this amount as follows:

        AMOUNT REQUESTED          $1,000
  ------------------------   OR   ------  = $1,075.27
  1.00 - WITHDRAWAL CHARGE           .93

By applying the 7% withdrawal charge to $1,075.27, the withdrawal charge is $75.27. We pay you the $1,000 you requested. If you make a full withdrawal of your contract, we also will deduct the applicable contract administrative charge.

WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD:
Under this annuity payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. For Contract Option L, the discount rate we use in the calculation will be 5.45% if the assumed investment rate is 3.5% and 6.95% if the assumed investment rate is 5%. For contract Option C, the discount rate we use in the calculation will be 5.55% if the assumed investment rate is 3.5% and 7.05% if the assumed investment rate is 5%. The withdrawal charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WAIVER OF WITHDRAWAL CHARGES

We do not assess withdrawal charges for:

- withdrawals of amounts totaling up to 10% of your prior contract anniversary's contract value;

- required minimum distributions from a qualified annuity provided the amount is no greater than the required minimum distribution amount calculated under your specific contract currently in force;

- contracts settled using an annuity payout plan;

- withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period; and

- death benefits.

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.

- Withdrawals you make if you or the annuitant become disabled within the meaning of the Code Section 72(m)(7) after contract issue. The disabled person must also be receiving Social Security disability or state long term disability benefits. The disabled person must be age 70 or younger at the time of withdrawal. You must provide us with a signed letter from the disabled person stating that he or she meets the above criteria, a legible photocopy of Social Security disability or state long term disability benefit payments and the application for such payments.

POSSIBLE GROUP REDUCTIONS: In some cases, we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.

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                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   25

OPTIONAL DEATH BENEFIT CHARGES



BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS) FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the subaccounts, the GPAs and one-year fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual fee after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



OPTIONAL LIVING BENEFIT CHARGES


GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB) FEE*

We charge a fee (currently 0.70%) based on the GMIB benefit base for this optional feature only if you select it. If selected, we deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate the GMIB fee among the subaccounts, the GPAs and the one-year fixed account in the same proportion your interest in each account bears to your total contract value.


If the contract is terminated for any reason or when annuity payouts begin, we will deduct the GMIB fee from the proceeds payable adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin.


* For applications signed prior to May 1, 2003, the following annual rider charges apply: GMIB - 0.30%.

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS AND ONE-YEAR FIXED ACCOUNT

We value the amounts you allocated to the GPAs and the one-year fixed account directly in dollars. The value of these accounts equals:

- the sum of your purchase payments and transfer amounts allocated to the one-year fixed account and the GPAs;

- plus interest credited;

- minus the sum of amounts withdrawn after the MVA (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Benefit Protector rider



  - Benefit Protector Plus rider


  - Guaranteed Minimum Income Benefit rider

SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

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  26  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

- the contract administrative charge;

- the fee for any of the following optional benefits you have selected:


  - Benefit Protector rider



  - Benefit Protector Plus rider


  - Guaranteed Minimum Income Benefit rider

Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or the two-year GPA (without a MVA) to one or more subaccounts. The three to ten year GPAs are not available for automated transfers. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from either the one-year fixed account or the two-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   27

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                         NUMBER
BY INVESTING AN EQUAL NUMBER                         AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH   INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan      $100                      $20                       5.00
                                             Feb       100                       18                       5.56
you automatically buy
more units when the
per unit market price is low
....                           ARROW

                                             Mar       100                       17                       5.88
                                             Apr       100                       15                       6.67
                                             May       100                       16                       6.25
                                             Jun       100                       18                       5.56
                                             Jul       100                       17                       5.88
and fewer units
when the per unit
market price is high ...      ARROW

                                             Aug       100                       19                       5.26
                                             Sept      100                       21                       4.76
                                             Oct       100                       20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

SPECIAL DOLLAR-COST AVERAGING (SPECIAL DCA) PROGRAM FOR CONTRACT OPTION L ONLY

If you select contract Option L and your net contract value(1) is at least $10,000, you can choose to participate in the Special DCA program. There is no charge for the Special DCA program. Under the Special DCA program, you can allocate a new purchase payment to a six-month or twelve-month Special DCA account.

(1) "Net contract value" equals your current contract value plus any new purchase payment. If this is a new contract funded by purchase payments from multiple sources, we determine your net contract value based on the purchase payments, withdrawal requests and exchange requests submitted with your application.

You may only allocate a new purchase payment of at least $1,000 to a Special DCA account. You cannot transfer existing contract values into a Special DCA account. Each Special DCA account lasts for either six or twelve months (depending on the time period you select) from the time we receive your first purchase payment. We make monthly transfers of your total Special DCA account value into the GPAs, one-year fixed account and/or subaccounts you select over the time period you select (either six or twelve months). If you elect to transfer into a GPA, you must meet the $1,000 minimum required investment limitation for each transfer.

We reserve the right to credit a lower interest rate to each Special DCA account if you select the GPAs or the one-year fixed account as part of your Special DCA transfers. We will change the interest rate on each Special DCA account from time to time at our discretion. We base these rates on competition and on the interest rate we are crediting to the one-year fixed account at the time of the change. Once we credit interest to a particular purchase payment that rate does not change even if we change the rate we credit on new purchase payments or if your net contract value changes.

We credit each Special DCA account with current guaranteed annual rate that is in effect on the date we receive your purchase payment. However, we credit this annual rate over the six or twelve-month period on the balance remaining in your Special DCA account. Therefore, the net effective interest rate you receive is less than the stated annual rate. We do not credit this interest after we transfer the value out of the Special DCA account into the accounts you selected.

Once you establish a Special DCA account, you cannot allocate additional purchase payments to it. However, you may establish another new Special DCA account and allocate new purchase payments to it when we change the interest rates we offer on these accounts. If you are funding a Special DCA account from multiple sources, we apply each purchase payment to the account and credit interest on that purchase payment on the date we receive it. This means that all purchase payments may not be in the Special DCA account at the beginning of the six or twelve-month period. Therefore, you may receive less total interest than you would have if all your purchase payments were in the Special DCA account from the beginning. If we receive any of your multiple payments after the six or twelve-month period ends, you can either allocate those payments to a new Special DCA account (if available) or to any other accounts available under your contract.

You cannot participate in the Special DCA program if you are making payments under a Systematic Investment Plan. You may simultaneously participate in the Special DCA program and the asset-rebalancing program as long as your subaccount allocation is the same under both programs. If you elect to change your subaccount allocation under one program, we automatically will change it under the other program so they match. If you participate in more than one Special DCA account, the asset allocation for each account may be different as long as you are not also participating in the asset-rebalancing program.

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  28  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

You may terminate your participation in the Special DCA program at any time. If you do, we will not credit the current guaranteed annual interest rate on any remaining Special DCA account balance. We will transfer the remaining balance from your Special DCA account to the other accounts you selected for your DCA transfers or we will allocate it in any manner you specify. Similarly, if we cannot accept any additional purchase payments into the Special DCA program, we will allocate the purchase payments to the other accounts you selected for your DCA transfers or in any other manner you specify.

We can modify the terms or discontinue the Special DCA program at any time. Any modifications will not affect any purchase payments that are already in a Special DCA account. For more information on the Special DCA program, contact your investment professional.

The Special DCA program does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon you willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the GPAs or the one-year fixed account. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. If you are also participating in the Special DCA program and you change your subaccount asset allocation for the asset-rebalancing program, we will change your subaccount asset allocation under the Special DCA program to match. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

TRANSFERRING AMONG ACCOUNTS

You may transfer contract value from any one subaccount, GPAs or the one-year fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

We may suspend or modify transfer privileges at any time.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer.

- We reserve the right to limit transfers to the GPAs and one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- It is our general policy to allow you to transfer contract values from the one-year fixed account to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to a MVA. For contracts issued before June 16, 2003, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at any time. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction. For contracts with applications signed on or after June 16, 2003, the amount of contract value transferred to the GPAs and the one-year fixed account cannot result in the value of the GPAs and the one-year

--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS 29 fixed account in total being greater than 30% of the contract value. The time limitations on transfers from the GPAs and one-year fixed account will be enforced, and transfers out of the GPAs and one-year fixed account are limited to 30% of the GPA and one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the Guarantee Period will receive a MVA*, which may result in a gain or loss of contract value.

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- If you select a variable payout, once annuity payouts begin, you may make transfers once per contract year among the subaccounts and we reserve the right to limit the number of subaccounts in which you may invest.

- Once annuity payouts begin, you may not make any transfers to the GPAs.

* Unless the transfer is an automated transfer from the two-year GPA as part of a dollar-cost averaging program or an Interest Sweep strategy.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;

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  30  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

- suspending the transfer privilege; or



- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

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                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   31

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474
MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers or partial withdrawals among your subaccounts, GPAs or the one-year fixed account.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months. Until further notice, however, we have removed this restriction, and you may transfer contract values from the one-year fixed account to the subaccounts at anytime. We will inform you at least 30 days in advance of the day we intend to reimpose this restriction.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly;
                           $250 quarterly, semiannually or annually

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your

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  32  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS
withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay contract charges or any applicable optional rider charges (see "Charges"). You may have to pay withdrawal charges if you selected contract Option L (see "Charges -- Withdrawal Charge"). Additionally, IRS taxes and penalties may apply (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").

Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced (see "Optional Benefits"). In addition, withdrawals you are required to take to satisfy required minimum distributions under the Code may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts, GPAs and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. After executing a partial withdrawal, the value in each subaccount, GPA and one-year fixed account must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

- payable to owner;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;


  - you severed employment with the employer who purchased the contract;



  - the distribution is because of your death;



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   33

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a GMIB rider and/or Benefit Protector Plus Death Benefit rider, the rider will terminate upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are three death benefit options under your contract:

- Return of Purchase Payments (ROP) death benefit;

- Maximum Anniversary Value (MAV) death benefit; and

- Enhanced Death Benefit Rider (EDB).

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP death benefit will apply. If you select the GMIB, you must elect the EDB. Once you select a death benefit, you cannot change it. We show the option that applies in your contract. The combination of the contract and death benefit option you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under all options, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT

The ROP death benefit is intended to help protect your beneficiaries financially in that they will never receive less than your purchase payments adjusted for withdrawals. If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greater of:

1. contract value; or

2. total purchase payments minus adjusted partial withdrawals.

                                                                   PW X DB
  ADJUSTED PARTIAL WITHDRAWALS FOR ROP AND MAV DEATH BENEFIT   =   ------------
                                                                   CV

  PW = the partial withdrawal including any applicable MVA or withdrawal charge
       (contract Option L only).

  DB = the death benefit on the date of (but prior to) the partial withdrawal.

  CV = contract value on the date of (but prior to) the partial withdrawal.

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  34  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary you make an additional purchase payment of $5,000.



- During the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal.



- During the third contract year the contract value grows to $23,000.



  We calculate the ROP death benefit as follows:


  Contract value at death:                                                                    $23,000.00
                                                                                              ----------
  Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------
  ROP death benefit, calculated as the greatest of these two values:                          $23,295.45

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The MAV death benefit is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. MAV Death Benefit does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not MAV death benefit is appropriate for your situation.

If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you may choose to add the MAV death benefit to your contract.

MAV death benefit provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of the following:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary.

MAXIMUM ANNIVERSARY VALUE (MAV): MAV is a value that we calculate on each contract anniversary through age 80. There is no MAV prior to the first contract anniversary. On the first contract anniversary, we set the MAV equal to the greater of: (a) your current contract value, or (b) total purchase payments minus adjusted partial withdrawals. Every contract anniversary after that, through age 80, we compare the previous anniversary's MAV (plus any purchase payments since that anniversary minus adjusted partial withdrawals since that anniversary) to the current contract value and we reset the MAV to the higher value. We stop resetting the MAV after you or the annuitant reach age 81. However, we continue to add subsequent purchase payments and subtract adjusted partial withdrawals from the MAV.

EXAMPLE


- You purchase the contract with a payment of $20,000.



- On the first contract anniversary the contract value grows to $29,000.



- During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial withdrawal, leaving a contract value of $20,500.


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   35

  We calculate MAV death benefit as follows:
  Contract value at death:                                                                    $20,500.00
                                                                                              ----------
  Purchase payments minus adjusted partial withdrawals:
         Total purchase payments                                                              $20,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $20,000
         ----------------  =                                                                   -1,363.64
             $22,000                                                                          ----------
         for a ROP death benefit of:                                                          $18,636.36
                                                                                              ----------
  The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
         The MAV on the immediately preceding anniversary:                                    $29,000.00
         plus purchase payments made since that anniversary:                                       +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $29,000
         ----------------  =                                                                   -1,977.27
             $22,000                                                                          ----------
         for a MAV death benefit of:                                                          $27,022.73
                                                                                              ----------
  The MAV death benefit, calculated as the greatest of these three values, which is the       $27,022.73
    MAV:



ENHANCED DEATH BENEFIT RIDER


The EDB is intended to help protect your beneficiaries financially while your investments have the opportunity to grow. The EDB does not provide any additional benefit before the first contract anniversary and it may not be appropriate for issue ages 75 to 79 because the benefit values may be limited after age 81. Be sure to discuss with your investment professional whether or not EDB is appropriate for your situation.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you may choose to add the EDB to your contract at the time you purchase your contract. If you select the GMIB, you must elect the EDB.

EDB provides that if you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary the greatest of:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals;

3. the maximum anniversary value on the anniversary immediately preceding the date of death plus any payments since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

5% RISING FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts;

- minus adjusted transfers and partial withdrawals from the subaccounts.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts and subtract adjusted transfers and partial withdrawals from the subaccounts. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

                                                                  PWT X VAF
  5% RISING FLOOR ADJUSTED TRANSFERS OR PARTIAL WITHDRAWALS   =   ---------------
                                                                  SV


  PWT   =   the amount transferred from the subaccounts or the amount of the partial withdrawal (including any applicable MVA and any applicable withdrawal charge for contract Option L) from the subaccounts.
  VAF   =   variable account floor on the date of (but prior to) the
            transfer or partial withdrawal.
  SV    =   value of the subaccounts on the date of (but prior to) the transfer or partial withdrawal.


--------------------------------------------------------------------------------
  36  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE


- You purchase contract Option L with a payment of $25,000 with $5,000 allocated to the one-year fixed account and $20,000 allocated to the subaccounts.



- On the first contract anniversary, the one-year fixed account value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200.



- During the second contract year the one-year fixed account value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal all from the subaccounts, leaving the contract value at $22,800.



  The death benefit is calculated as follows:



  Contract value at death:                                                                    $22,800.00
                                                                                              ----------
  Purchase payments minus adjusted partial withdrawals:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a ROP death benefit of:                                                          $23,456.79
                                                                                              ----------
  The MAV on the anniversary immediately preceding the date of death plus any purchase payments made since that anniversary minus adjusted partial withdrawals made since that anniversary:
         The MAV on the immediately preceding anniversary:                                    $25,000.00
         plus purchase payments made since that anniversary:                                       +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a MAV death benefit of:                                                          $23,456.79
                                                                                              ----------
  The 5% rising floor:
         The variable account floor on the first contract anniversary, calculated as: 1.05    $21,000.00
         X $20,000 =
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% rising floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                  -$1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
                                                                                              ----------
         plus the one-year fixed account value:                                                +5,300.00
                                                                                              ----------
         5% rising floor (value of the GPAs, one-year fixed account and the variable          $24,642.11
         account floor):
                                                                                              ----------
  EDB calculated as the greatest of these three values, which is the 5% rising floor:         $24,642.11


IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   37

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The GMIB rider and Benefit Protector Plus rider, if selected, will terminate. Continuance of the Benefit Protector rider is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS


BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)


The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus or EDB. We reserve the right to discontinue offering the Benefit Protector for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.

The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the applicable death benefit (see "Benefits in Case of Death), plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

EARNINGS AT DEATH: for purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.
--------------------------------------------------------------------------------
  38  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE BENEFIT PROTECTOR:

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select an Option L contract with a MAV death benefit.



- During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. The death benefit equals:


     MAV death benefit (contract value):                       $110,000
     plus the Benefit Protector benefit which equals 40% of
     earnings at death (MAV death benefit minus payments not
     previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000


- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:


     MAV death benefit:                                        $110,000
     plus the Benefit Protector benefit (40% of earnings at
     death):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000


- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


     MAV death benefit (MAV adjusted for partial
     withdrawals):                                             $57,619
     plus the Benefit Protector benefit (40% of earnings at
     death):
     0.40 X ($57,619 - $55,000) =                               +1,048
                                                               -------
  Total death benefit of:                                      $58,667


- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.



- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. The death benefit equals:


     MAV death benefit (contract value):                       $200,000
     plus the Benefit Protector benefit (40% of earnings at
     death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)       +55,000
                                                               --------
  Total death benefit of:                                      $255,000


- During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector value. The death benefit equals:


     MAV death benefit (contract value):                       $250,000
     plus the Benefit Protector benefit (40% of earnings at
     death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)       +55,000
                                                               --------
  Total death benefit of:                                      $305,000

--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   39

- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old and the value of the Benefit Protector changes. The death benefit equals:


     MAV death benefit (contract value):                       $250,000
     plus the Benefit Protector benefit which equals 40% of
     earnings at death (MAV death benefit minus payments not
     previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
                                                               --------
  Total death benefit of:                                      $308,000

IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.

NOTE: For special tax considerations associated with the Benefit Protector, see "Taxes."


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)


The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.

If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for purchase through a transfer, exchange or rollover from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector or the EDB. We reserve the right to discontinue offering the Benefit Protector Plus for new contracts.

Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract. Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking required minimum distributions (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.

The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:

- the benefits payable under the Benefit Protector described above, plus:

- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE      PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE     70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                        0%                                            0%
 Three and Four                    10%                                         3.75%
 Five or more                      20%                                          7.5%

Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:

- the ROP death benefit (see "Benefits in Case of Death") plus

                             IF YOU AND THE ANNUITANT ARE UNDER
CONTRACT YEAR          AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .
 One            Zero
 Two            40% x earnings at death (see above)
 Three and
 Four           40% x (earnings at death + 25% of initial purchase payment*)
 Five or more   40% x (earnings at death + 50% of initial purchase payment*)

                             IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR         OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
 One            Zero
 Two            15% x earnings at death
 Three and
 Four           15% x (earnings at death + 25% of initial purchase payment*)
 Five or more   15% x (earnings at death + 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

--------------------------------------------------------------------------------
  40  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE BENEFIT PROTECTOR PLUS

- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

EXAMPLE OF THE BENEFIT PROTECTOR PLUS


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70. You select an Option L contract with the MAV death benefit.



- During the first contract year the contract value grows to $105,000. The MAV death benefit equals the contract value. You have not reached the first contract anniversary so the Benefit Protector Plus does not provide any additional benefit at this time.



- On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit Protector at this time. The death benefit equals:


     MAV death benefit (contract value):                       $110,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death (MAV death benefit minus
     payments not previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000


- On the second contract anniversary the contract value falls to $105,000. The death benefit equals:


     MAV death benefit (MAV):                                  $110,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death:
     0.40 X ($110,000 - $100,000) =                              +4,000
     plus 10% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.10 X $100,000 =            +10,000
                                                               --------
  Total death benefit of:                                      $124,000


- During the third contract year the contract value remains at $105,000 and you request a partial withdrawal of $50,000, including the applicable 7% withdrawal charge. We will withdraw $10,500 from your contract value free of charge (10% of your prior anniversary's contract value). The remainder of the withdrawal is subject to a 7% withdrawal charge because your contract is in its third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether, we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as $100,000 - $45,000 = $55,000 (remember that $5,000 of the partial withdrawal is contract earnings). The death benefit equals:


     MAV death benefit (MAV adjusted for partial
     withdrawals):                                             $57,619
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death:
     0.40 X ($57,619 - $55,000) =                               +1,048
     plus 10% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.10 X $55,000 =             +5,500
                                                               -------
  Total death benefit of:                                      $64,167


- On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death benefit. The reduction in contract value has no effect.



- On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously withdrawn that are one or more years old. Because we are beyond the fourth contract anniversary the Benefit Protector Plus also reaches its maximum of 20%. The death benefit equals:


     MAV death benefit (contract value):                       $200,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $266,000

--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   41

- During the tenth contract year you make an additional purchase payment of $50,000. Your new contract value is now $250,000. The new purchase payment is less than one year old and so it has no effect on the Benefit Protector Plus value. The death benefit equals:


     MAV death benefit (contract value):                       $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $316,000


- During the eleventh contract year the contract value remains $250,000 and the "new" purchase payment is one year old. The value of the Benefit Protector Plus remains constant. The death benefit equals:


     MAV death benefit (contract value):                       $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death (MAV death benefit minus
     payments not previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
     plus 20% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.20 X $55,000 =             +11,000
                                                               --------
  Total death benefit of:                                      $319,000

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

NOTE: For special tax considerations associated with the Benefit Protector Plus, see "Taxes."

GUARANTEED MINIMUM INCOME BENEFIT RIDER (GMIB)

The GMIB is intended to provide you with a guaranteed minimum lifetime income regardless of the volatility inherent in the investments in the subaccounts. If the annuitant is between age 70 and age 75 at contract issue, you should consider whether the GMIB is appropriate for your situation because:

- you must hold the GMIB for 10 years*;

- the GMIB terminates** on the contract anniversary after the annuitant's 86th birthday;

- you can only exercise the GMIB within 30 days after a contract anniversary*;

- the MAV and the 5% rising floor values we use in the GMIB benefit base to calculate annuity payouts under the GMIB are limited after age 81; and

- there are additional costs associated with the rider.

Be sure to discuss whether or not the GMIB is appropriate for your situation with your sales representative.

 *    Unless the annuitant qualifies for a contingent event (see
      "Charges -- Contingent events").
** The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.

If you are purchasing the contract as a qualified annuity, such as an IRA, and you are planning to begin annuity payouts after the date on which minimum distributions required by the IRS must begin, you should consider whether the GMIB is appropriate for you. Partial withdrawals you take from the contract, including those taken to satisfy minimum required distributions, will reduce the GMIB benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payments available under the rider (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions"). Consult a tax advisor before you purchase any GMIB with a qualified annuity, such as an IRA.

If this rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose to add this optional benefit to your contract for an additional annual charge which we describe below. If you select the GMIB, you must elect the EDB at the time you purchase your contract. Your rider effective date will be the contract issue date.

In some instances, we may allow you to add the GMIB to your contract at a later date if it was not available when you initially purchased your contract. In these instances, we would add the GMIB on the next contract anniversary and this would become the rider effective date. For purposes of calculating the GMIB benefit base under these circumstances, we consider the contract value on the rider effective date to be the initial purchase payment; we disregard all previous purchase payments, transfers and withdrawals in the GMIB calculations.

--------------------------------------------------------------------------------
  42  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

INVESTMENT SELECTION UNDER THE GMIB: For contract Option L, you may allocate your purchase payments or transfers to any of the subaccounts, GPAs or the one-year fixed account. For contract Option C, you may allocate purchase payments to the subaccounts. However, we reserve the right to limit the amount you allocate to subaccounts investing in the RiverSource Variable
Portfolio - Cash Management Fund to 10% of the total amount in the subaccounts. If we are required to activate this restriction, and you have more than 10% of your subaccount value in this fund, we will send you a notice and ask that you reallocate your contract value so that the 10% limitation is satisfied within 60 days. We will terminate the GMIB if you have not satisfied the limitation after 60 days.

GMIB BENEFIT BASE: If the GMIB is effective at contract issue, the GMIB benefit base is the greatest of these four values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the maximum anniversary value at the last contract anniversary plus any payments made since that anniversary minus adjusted partial withdrawals since that anniversary; or

4. the 5% rising floor.

Keep in mind that the MAV and the 5% rising floor values are limited after age
81.

We reserve the right to exclude from the GMIB benefit base any purchase payments you make in the five years before you exercise the GMIB. We would do so only if such payments total $50,000 or more or if they are 25% or more of total contract payments. If we exercise this right, we:

- subtract each payment adjusted for market value from the contract value and the MAV.

- subtract each payment from the 5% rising floor. We adjust the payments made to the GPAs and the one-year fixed account for market value. We increase payments allocated to the subaccounts by 5% for the number of full contract years they have been in the contract before we subtract them from the 5% rising floor.

For each payment, we calculate the market value adjustment to the contract value, MAV, the GPAs and the one-year fixed account value of the 5% rising floor as:

      PMT X CVG
   --------------
         ECV

      PMT = each purchase payment made in the five years before you exercise the GMIB.

      CVG = current contract value at the time you exercise the GMIB.

      ECV = the estimated contract value on the anniversary prior to the payment in question. We assume that all payments and partial withdrawals occur at the beginning of a contract year.

For each payment, we calculate the 5% increase of payments allocated to the subaccounts as:

  PMT X (1.05)(CY)

      CY = the full number of contract years the payment has been in the contract.

EXERCISING THE GMIB

- you may only exercise the GMIB within 30 days after any contract anniversary following the expiration of a ten-year waiting period from the rider effective date. However, there is an exception if at any time the annuitant experiences a "contingent event" (disability, terminal illness or confinement to a nursing home or hospital, see "Charges -- Contingent events" for more details.)

- the annuitant on the retirement date must be between 50 and 86 years old.

- you can only take an annuity payout under one of the following annuity payout plans:

  - Plan A - Life Annuity -- no refund;

  - Plan B - Life Annuity with ten years certain;

  - Plan D - Joint and last survivor life annuity -- no refund.

- you may change the annuitant for the payouts.

When you exercise your GMIB, you may select a fixed or variable annuity payout plan. Fixed annuity payouts are calculated using the annuity purchase rates based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale G. Your annuity payouts remain fixed for the lifetime of the annuity payout period.

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                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   43

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

If you exercise the GMIB under a contingent event, you can take up to 50% of the benefit base in cash. You can use the balance of the GMIB benefit base for annuity payouts calculated using the guaranteed annuity purchase rates under any one of the payout plans listed above as long as the annuitant is between 50 and 86 years old on the retirement date.

The GMIB benchmarks the contract growth at each anniversary against several comparison values and sets the GMIB benefit base equal to the largest value. The GMIB benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the GMIB. If the GMIB benefit base is greater than the contract value, the GMIB may provide a higher annuity payout level than is otherwise available. However, the GMIB uses guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we will apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the GMIB may be less than the income the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the GMIB, you will receive the higher standard payout option. The GMIB does not create contract value or guarantee the performance of any investment option.

TERMINATING THE GMIB

- You may terminate the rider within 30 days after the first and fifth rider anniversaries.

- You may terminate the rider any time after the tenth rider anniversary.

- The rider will terminate on the date:

  - you make a full withdrawal from the contract;

  - a death benefit is payable; or

  - you choose to begin taking annuity payouts under the regular contract provisions.


- The rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday; however, if you exercise the GMIB rider before this time, your benefits will continue according to the annuity payout plan you have selected.


EXAMPLE


- You purchase the contract during the 2006 calendar year with a payment of $100,000 and you allocate all your purchase payments to the subaccounts.


- There are no additional purchase payments and no partial withdrawals.

- Assume the annuitant is male and age 55 at contract issue. For the joint and last survivor option (annuity payout Plan D), the joint annuitant is female and age 55 at contract issue.

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  44  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

Taking into account fluctuations in contract value due to market conditions, we calculate the GMIB benefit base as:

 CONTRACT       CONTRACT                                       GMIB
ANNIVERSARY      VALUE          MAV      5% RISING FLOOR   BENEFIT BASE
-----------------------------------------------------------------------
     1          $107,000      $107,000      $105,000
     2           125,000       125,000       110,250
     3           132,000       132,000       115,763
     4           150,000       150,000       121,551
     5            85,000       150,000       127,628
     6           120,000       150,000       134,010
     7           138,000       150,000       140,710
     8           152,000       152,000       147,746
     9           139,000       152,000       155,133
    10           126,000       152,000       162,889         $162,889
    11           138,000       152,000       171,034          171,034
    12           147,000       152,000       179,586          179,586
    13           163,000       163,000       188,565          188,565
    14           159,000       163,000       197,993          197,993
    15           212,000       212,000       207,893          212,000
-----------------------------------------------------------------------

NOTE: The MAV and 5% rising floor values are limited after age 81. Additionally, the GMIB benefit base may increase if the contract value increases. However, you should keep in mind that you are always entitled to annuitize using the contract value without exercising the GMIB.

If you annuitize the contract within 30 days after a contract anniversary, the payout under a fixed annuity option (which is the same as the minimum payout for the first year under a variable annuity option) would be:

                                                               MINIMUM GUARANTEED MONTHLY INCOME
                                                            ----------------------------------------
 CONTRACT                                    PLAN A -           PLAN B -         PLAN D - JOINT AND
ANNIVERSARY             GMIB              LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE         BENEFIT BASE             NO REFUND      10 YEARS CERTAIN    ANNUITY -- NO REFUND
----------------------------------------------------------------------------------------------------
    10       $162,889 (5% rising floor)      $  840.51          $  817.70             $672.73
    15        212,000 (MAV)                   1,250.80           1,193.56              968.84
----------------------------------------------------------------------------------------------------

The payouts above are shown at guaranteed annuity rates of 3% stated in Table B of the contract. Payouts under the standard provisions of this contract will be based on our annuity rates in effect at annuitization and are guaranteed to be greater than or equal to the guaranteed annuity rates stated in Table B of the contract. The fixed annuity payout available under the standard provisions of this contract would be at least as great as shown below:

 CONTRACT                  PLAN A -           PLAN B -         PLAN D - JOINT AND
ANNIVERSARY  CONTRACT   LIFE ANNUITY --   LIFE ANNUITY WITH    LAST SURVIVOR LIFE
AT EXERCISE   VALUE        NO REFUND      10 YEARS CERTAIN    ANNUITY -- NO REFUND
----------------------------------------------------------------------------------
    10       $126,000      $  650.16          $  632.52             $520.38
    15        212,000       1,250.80           1,193.68              968.84
----------------------------------------------------------------------------------

At the 15th contract anniversary you would not experience a benefit from the GMIB as the payout available to you is equal to or less than the payout available under the standard provisions of the contract. When the GMIB payout is less than the payout available under the standard provisions of the contract, you will receive the higher standard payout.

Remember that after the first year, lifetime income payouts under a variable annuity payout option will depend on the investment performance of the subaccounts you select. If your subaccount performance is 5%, your annuity payout will be unchanged from the previous annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous annuity payout.

This fee currently costs 0.70% of the GMIB benefit base annually and it is taken in a lump sum from the contract value on each contract anniversary at the end of each contract year. If the contract is terminated or if annuity payouts begin, we will deduct the

--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS 45 fee at that time adjusted for the number of calendar days coverage was in place. We cannot increase the GMIB fee after the rider effective date and it does not apply after annuity payouts begin. We calculate the fee as follows:

  BB + AT - FAV

       BB    =  the GMIB benefit base.
       AT    =  adjusted transfers from the subaccounts to the GPAs or the one-year fixed account made in the six months before the
                contract anniversary calculated as:

  PT X VAT
  --------
    SVT

       PT    =  the amount transferred from the subaccounts to the GPAs or the one-year fixed account within six months of the contract anniversary
      VAT    =  variable account floor on the date of (but prior to) the transfer
      SVT    =  value of the subaccounts on the date of (but prior to) the transfer
      FAV    =  the value of your GPAs and the one-year fixed account.

The result of AT - FAV will never be greater than zero. This allows us to base the GMIB fee largely on the subaccounts.

EXAMPLE


- You purchase the contract with a payment of $100,000 and allocate all of your payment to the subaccounts.


- You make no transfers or partial withdrawals.

   CONTRACT         CONTRACT       GMIB FEE            VALUE ON WHICH WE              GMIB FEE
  ANNIVERSARY        VALUE        PERCENTAGE           BASE THE GMIB FEE           CHARGED TO YOU
-------------------------------------------------------------------------------------------------
       1            $ 80,000        0.70%      5% rising floor = $100,000 x 1.05       $  735
       2             150,000        0.70%      Contract value = $150,000                1,050
       3             102,000        0.70%      MAV = $150,000                           1,050
-------------------------------------------------------------------------------------------------

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below except under annuity payout plan E.

Under both contract Option L and Option C, you also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment

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  46  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS
rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the annuity payout period, you may make full and partial withdrawals. If you make a full withdrawal, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. If the original contract was an Option L contract, the discount rate we use in the calculation will vary between 5.45% and 6.95% depending on the applicable assumed investment rate. If the original contract was an Option C contract, the discount rate we use in the calculation will vary between 5.55% and 7.05% depending on the applicable assumed investment rate. (See "Charges - Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

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                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   47

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.



TAXES



Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.


--------------------------------------------------------------------------------
  48  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   49

- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;



- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the

--------------------------------------------------------------------------------
  50 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS person with voting rights. Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource(R) Variable Portfolio - Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. ("RiverSource Distributors"), our affiliate, serves as the principal underwriter of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Although we no longer offer the contract for sale, you may continue to make purchase payments if permitted under the terms of your contract. We pay commissions to an affiliated selling firm of up to 6.50% of purchase payments on the contract as well as service/trail commissions of up to 1.00% based on annual total contract value for as long as the contract remains in effect. We also may pay a temporary additional sales commission of up to 1.00% of purchase payments for a period of time we select. These commissions do not change depending on which subaccounts you choose to allocate your purchase payments.

From time to time and in accordance with applicable laws and regulations, we may also pay or provide the selling firm with various cash and non-cash promotional incentives including, but not limited to bonuses, short-term sales incentive payments, marketing allowances, costs associated with sales conferences and educational seminars and sales recognition awards.

A portion of the payments made to the selling firm may be passed on to its sales representatives in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   51

Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your contract.

We pay the commissions and other compensation described above from our assets. Our assets include:

- revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds"); and

- revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part of all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including surrender charges; and

- fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of

--------------------------------------------------------------------------------
  52 WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   53

APPENDIX: CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.


VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                        2007      2006     2005     2004     2003     2002     2001     2000     1999     1998
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (08/26/1999)
Accumulation unit value at beginning of
  period                                   $1.07    $1.02    $0.95    $0.91    $0.71    $0.95    $1.26    $1.43    $1.00       --
Accumulation unit value at end of period   $1.18    $1.07    $1.02    $0.95    $0.91    $0.71    $0.95    $1.26    $1.43       --
Number of accumulation units outstanding
  at end of period (000 omitted)           1,646    1,879    2,133    2,822    2,936    3,287    4,269    3,037       57       --
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (10/30/1997)
Accumulation unit value at beginning of
  period                                   $1.45    $1.26    $1.21    $1.13    $0.92    $1.10    $1.45    $1.72    $1.30    $1.03
Accumulation unit value at end of period   $1.54    $1.45    $1.26    $1.21    $1.13    $0.92    $1.10    $1.45    $1.72    $1.30
Number of accumulation units outstanding
  at end of period (000 omitted)           5,535    7,315    3,274    4,188    4,903    5,619    6,927    7,597    5,343    2,495
---------------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., INITIAL SHARES (08/26/1999)
Accumulation unit value at beginning of
  period                                   $0.83    $0.77    $0.75    $0.72    $0.58    $0.82    $1.08    $1.23    $1.00       --
Accumulation unit value at end of period   $0.88    $0.83    $0.77    $0.75    $0.72    $0.58    $0.82    $1.08    $1.23       --
Number of accumulation units outstanding
  at end of period (000 omitted)             372      374      419      461      433      431      434      423      123       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of
  period                                   $1.43    $1.27    $1.07    $1.07    $0.87    $0.95    $1.00       --       --       --
Accumulation unit value at end of period   $1.50    $1.43    $1.27    $1.07    $1.07    $0.87    $0.95       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             103       95       91       75       59        7        1       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of
  period                                   $1.38    $1.26    $1.25    $1.16    $0.93    $0.91    $1.00       --       --       --
Accumulation unit value at end of period   $1.40    $1.38    $1.26    $1.25    $1.16    $0.93    $0.91       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             212      221      208      190      108       24        3       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of
  period                                   $2.04    $1.84    $1.58    $1.29    $0.94    $1.06    $1.00       --       --       --
Accumulation unit value at end of period   $2.32    $2.04    $1.84    $1.58    $1.29    $0.94    $1.06       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           3,308    3,045    2,336    1,901    1,151      250       94       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (09/22/1999)
Accumulation unit value at beginning of
  period                                   $3.11    $2.61    $2.34    $1.80    $1.34    $1.33    $1.25    $0.97    $1.00       --
Accumulation unit value at end of period   $2.43    $3.11    $2.61    $2.34    $1.80    $1.34    $1.33    $1.25    $0.97       --
Number of accumulation units outstanding
  at end of period (000 omitted)             605      706      734      760      676      542      325      202        1       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                   $1.65    $1.41    $1.41    $1.26    $0.97    $0.99    $0.99    $1.00       --       --
Accumulation unit value at end of period   $1.69    $1.65    $1.41    $1.41    $1.26    $0.97    $0.99    $0.99       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           1,317    1,595    1,286    1,054      597      224      101       34       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of
  period                                   $1.73    $1.50    $1.40    $1.14    $0.88    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.66    $1.73    $1.50    $1.40    $1.14    $0.88       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             771      847      873      749      442       55       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of
  period                                   $0.59    $0.55    $0.53    $0.48    $0.36    $0.51    $0.61    $1.00       --       --
Accumulation unit value at end of period   $0.64    $0.59    $0.55    $0.53    $0.48    $0.36    $0.51    $0.61       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           1,786    2,054    2,089    2,279    1,928      967      723      260       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (09/22/1999)
Accumulation unit value at beginning of
  period                                   $1.87    $1.60    $1.47    $1.32    $1.07    $1.23    $1.17    $1.05    $1.00       --
Accumulation unit value at end of period   $1.91    $1.87    $1.60    $1.47    $1.32    $1.07    $1.23    $1.17    $1.05       --
Number of accumulation units outstanding
  at end of period (000 omitted)           9,245   10,913   11,340   11,643    4,692      966      546      170       31       --
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (10/04/1999)
Accumulation unit value at beginning of
  period                                   $2.63    $2.30    $2.06    $1.66    $1.31    $1.40    $1.26    $0.98    $1.00       --
Accumulation unit value at end of period   $2.68    $2.63    $2.30    $2.06    $1.66    $1.31    $1.40    $1.26    $0.98       --
Number of accumulation units outstanding
  at end of period (000 omitted)           2,403    2,113    1,230      591      432      423      280       64       79       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  54  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                         2007     2006     2005     2004     2003     2002     2001     2000     1999     1998
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (09/22/1999)
Accumulation unit value at beginning of
  period                                   $1.13    $1.02    $0.97    $0.85    $0.67    $0.87    $1.00    $1.12    $1.00       --
Accumulation unit value at end of period   $1.10    $1.13    $1.02    $0.97    $0.85    $0.67    $0.87    $1.00    $1.12       --
Number of accumulation units outstanding
  at end of period (000 omitted)           1,109    1,487    1,581    1,430    1,449    1,109    1,183    1,247      480       --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS (03/03/2000)
Accumulation unit value at beginning of
  period                                   $1.03    $0.92    $0.87    $0.79    $0.66    $0.84    $1.02    $1.00       --       --
Accumulation unit value at end of period   $1.12    $1.03    $0.92    $0.87    $0.79    $0.66    $0.84    $1.02       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             527      652      657      588      505      346      219       67       --       --
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (09/22/1999)
Accumulation unit value at beginning of
  period                                   $1.85    $1.43    $1.24    $0.97    $0.72    $0.95    $1.27    $1.20    $1.00       --
Accumulation unit value at end of period   $2.34    $1.85    $1.43    $1.24    $0.97    $0.72    $0.95    $1.27    $1.20       --
Number of accumulation units outstanding
  at end of period (000 omitted)           1,393    1,751    1,748    1,935    1,996    2,205    2,550    1,939       30       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of
  period                                   $1.66    $1.43    $1.28    $1.09    $0.77    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.74    $1.66    $1.43    $1.28    $1.09    $0.77       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             864      940      833      690      347       12       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of
  period                                   $1.36    $1.29    $1.27    $1.19    $1.03    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.47    $1.36    $1.29    $1.27    $1.19    $1.03       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           9,868    6,464    4,642    2,922    1,544       10       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (05/01/2002)
Accumulation unit value at beginning of
  period                                   $1.17    $1.15    $1.03    $0.98    $0.84    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.14    $1.17    $1.15    $1.03    $0.98    $0.84       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             185      196      167      147       87       12       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (09/22/1999)
Accumulation unit value at beginning of
  period                                   $1.53    $1.21    $1.10    $0.96    $0.76    $0.93    $1.19    $1.33    $1.00       --
Accumulation unit value at end of period   $1.63    $1.53    $1.21    $1.10    $0.96    $0.76    $0.93    $1.19    $1.33       --
Number of accumulation units outstanding
  at end of period (000 omitted)           1,885    2,110    2,185    2,258    2,177    1,856    1,775    2,192      347       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (08/26/1999)
Accumulation unit value at beginning of
  period                                   $1.11    $1.07    $0.96    $0.82    $0.63    $0.92    $1.40    $1.48    $1.00       --
Accumulation unit value at end of period   $1.14    $1.11    $1.07    $0.96    $0.82    $0.63    $0.92    $1.40    $1.48       --
Number of accumulation units outstanding
  at end of period (000 omitted)             709      822      851      922      951      888      782      403        1       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2002)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of
  period                                   $1.57    $1.33    $1.27    $1.07    $0.79    $1.00       --       --       --       --
Accumulation unit value at end of period   $1.47    $1.57    $1.33    $1.27    $1.07    $0.79       --       --       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           2,297    2,129    2,323      692      192       35       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of
  period                                   $1.86    $1.58    $1.41    $1.21    $0.87    $1.09    $1.08    $1.00       --       --
Accumulation unit value at end of period   $1.98    $1.86    $1.58    $1.41    $1.21    $0.87    $1.09    $1.08       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           6,387    5,210    2,698    1,026      605      238      115        7       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (08/26/1999)
Accumulation unit value at beginning of
  period                                   $1.30    $1.19    $1.16    $1.05    $0.85    $0.93    $0.90    $1.00    $1.00       --
Accumulation unit value at end of period   $1.30    $1.30    $1.19    $1.16    $1.05    $0.85    $0.93    $0.90    $1.00       --
Number of accumulation units outstanding
  at end of period (000 omitted)           3,017    4,475    3,380    3,074    2,699    2,403    5,449      556        8       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (02/21/1995)
Accumulation unit value at beginning of
  period                                   $1.86    $1.64    $1.56    $1.50    $1.18    $1.53    $1.89    $2.33    $1.91    $1.56
Accumulation unit value at end of period   $1.89    $1.86    $1.64    $1.56    $1.50    $1.18    $1.53    $1.89    $2.33    $1.91
Number of accumulation units outstanding
  at end of period (000 omitted)           4,871    5,898    4,590    4,708    4,663    5,116    6,019    6,358    5,864    5,163
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/03/2000)
Accumulation unit value at beginning of
  period                                   $1.18    $1.15    $1.15    $1.16    $1.16    $1.11    $1.06    $1.00       --       --
Accumulation unit value at end of period   $1.23    $1.18    $1.15    $1.15    $1.16    $1.16    $1.11    $1.06       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           2,176    2,281    2,359    2,330    1,256      248      117       39       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (03/03/2000)
Accumulation unit value at beginning of
  period                                   $1.31    $1.19    $1.15    $0.99    $0.68    $0.83    $0.90    $1.00       --       --
Accumulation unit value at end of period   $1.24    $1.31    $1.19    $1.15    $0.99    $0.68    $0.83    $0.90       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             215      290      323      274      197      173       89       16       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   55

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                         2007     2006     2005     2004     2003     2002     2001     2000     1999     1998
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (03/03/2000)
Accumulation unit value at beginning of
  period                                   $1.15    $1.04    $1.01    $0.94    $0.78    $0.90    $0.99    $1.00       --       --
Accumulation unit value at end of period   $1.23    $1.15    $1.04    $1.01    $0.94    $0.78    $0.90    $0.99       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           1,532    1,765    1,736    1,457    1,313    1,043      580      201       --       --
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (03/03/2000)
Accumulation unit value at beginning of
  period                                   $1.25    $1.04    $1.02    $0.93    $0.75    $1.01    $1.09    $1.00       --       --
Accumulation unit value at end of period   $1.22    $1.25    $1.04    $1.02    $0.93    $0.75    $1.01    $1.09       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             305      171      148      155      156      158      119       14       --       --
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of
  period                                   $1.39    $1.19    $1.14    $1.04    $0.84    $1.05    $1.13    $1.00       --       --
Accumulation unit value at end of period   $1.41    $1.39    $1.19    $1.14    $1.04    $0.84    $1.05    $1.13       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           1,750    1,970    2,186    1,526    1,128      922      553      180       --       --
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (07/03/2000)
Accumulation unit value at beginning of
  period                                   $1.01    $0.85    $0.78    $0.72    $0.56    $0.73    $0.89    $1.00       --       --
Accumulation unit value at end of period   $1.12    $1.01    $0.85    $0.78    $0.72    $0.56    $0.73    $0.89       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             253      240      203      177      116       89       60       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (03/03/2000)
Accumulation unit value at beginning of
  period                                   $0.73    $0.64    $0.66    $0.62    $0.51    $0.69    $0.87    $1.00       --       --
Accumulation unit value at end of period   $0.73    $0.73    $0.64    $0.66    $0.62    $0.51    $0.69    $0.87       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             252      250      299      306      285      233      190      151       --       --
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of
  period                                   $0.70    $0.69    $0.67    $0.65    $0.53    $0.74    $0.95    $1.00       --       --
Accumulation unit value at end of period   $0.74    $0.70    $0.69    $0.67    $0.65    $0.53    $0.74    $0.95       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           7,311    8,064    7,601    2,854    2,456    2,281    2,046      887       --       --
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (03/03/2000)
Accumulation unit value at beginning of
  period                                   $1.07    $1.04    $1.03    $1.04    $1.05    $1.05    $1.03    $1.00       --       --
Accumulation unit value at end of period   $1.11    $1.07    $1.04    $1.03    $1.04    $1.05    $1.05    $1.03       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             456      480      755      718      616      596      712      309       --       --
*The 7-day simple and compound yields for Wells Fargo Advantage VT Money Market Fund at Dec. 31, 2007 were 2.32% and 2.34%, respectively.
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of
  period                                   $0.50    $0.42    $0.40    $0.35    $0.25    $0.42    $0.56    $1.00       --       --
Accumulation unit value at end of period   $0.57    $0.50    $0.42    $0.40    $0.35    $0.25    $0.42    $0.56       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)             992    1,281    1,363    1,351    1,424    1,243    1,146      278       --       --
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (03/03/2000)
Accumulation unit value at beginning of
  period                                   $1.35    $1.32    $1.31    $1.28    $1.19    $1.12    $1.06    $1.00       --       --
Accumulation unit value at end of period   $1.42    $1.35    $1.32    $1.31    $1.28    $1.19    $1.12    $1.06       --       --
Number of accumulation units outstanding
  at end of period (000 omitted)           3,965    5,543    2,193      622      225      167      155       54       --       --
---------------------------------------------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003     2002
-----------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (03/03/2003)
Accumulation unit value at beginning of period                 $1.54    $1.47    $1.38    $1.32    $1.00       --
Accumulation unit value at end of period                       $1.69    $1.54    $1.47    $1.38    $1.32       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       59       --       --
-----------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (04/28/2006)
Accumulation unit value at beginning of period                 $1.08    $1.00       --       --       --       --
Accumulation unit value at end of period                       $1.15    $1.08       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   12       12       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., INITIAL SHARES (03/03/2003)
Accumulation unit value at beginning of period                 $1.46    $1.36    $1.34    $1.28    $1.00       --
Accumulation unit value at end of period                       $1.55    $1.46    $1.36    $1.34    $1.28       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO SERVICE CLASS 2 (03/03/2003)
Accumulation unit value at beginning of period                 $1.68    $1.50    $1.26    $1.27    $1.00       --
Accumulation unit value at end of period                       $1.76    $1.68    $1.50    $1.26    $1.27       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO SERVICE CLASS 2 (03/03/2003)
Accumulation unit value at beginning of period                 $1.42    $1.30    $1.29    $1.20    $1.00       --
Accumulation unit value at end of period                       $1.43    $1.42    $1.30    $1.29    $1.20       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   11       11       11       42       33       --
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  56  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003     2002
-----------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.90    $1.72    $1.48    $1.21    $0.89    $1.00
Accumulation unit value at end of period                       $2.15    $1.90    $1.72    $1.48    $1.21    $0.89
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  458      374      196       54       19       --
-----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/03/2003)
Accumulation unit value at beginning of period                 $2.25    $1.90    $1.70    $1.32    $1.00       --
Accumulation unit value at end of period                       $1.75    $2.25    $1.90    $1.70    $1.32       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   63       49       58      102       --       --
-----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2003)
Accumulation unit value at beginning of period                 $1.69    $1.45    $1.46    $1.30    $1.00       --
Accumulation unit value at end of period                       $1.72    $1.69    $1.45    $1.46    $1.30       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  384      323      299      191       95       --
-----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.69    $1.47    $1.38    $1.14    $0.88    $1.00
Accumulation unit value at end of period                       $1.62    $1.69    $1.47    $1.38    $1.14    $0.88
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   15       22       22       23       20       --
-----------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.22    $1.14    $1.11    $1.01    $0.75    $1.00
Accumulation unit value at end of period                       $1.33    $1.22    $1.14    $1.11    $1.01    $0.75
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    8       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SECURITIES FUND - CLASS 2 (03/01/2002)
Accumulation unit value at beginning of period                 $1.50    $1.29    $1.19    $1.07    $0.87    $1.00
Accumulation unit value at end of period                       $1.52    $1.50    $1.29    $1.19    $1.07    $0.87
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   94      154       --      138      153       --
-----------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (03/03/2003)
Accumulation unit value at beginning of period                 $2.07    $1.82    $1.64    $1.33    $1.00       --
Accumulation unit value at end of period                       $2.10    $2.07    $1.82    $1.64    $1.33       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  751      676      425      165       --       --
-----------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (03/03/2003)
Accumulation unit value at beginning of period                 $1.75    $1.57    $1.51    $1.33    $1.00       --
Accumulation unit value at end of period                       $1.69    $1.75    $1.57    $1.51    $1.33       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       54       --       --
-----------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES - INITIAL CLASS (03/03/2003)
Accumulation unit value at beginning of period                 $1.60    $1.44    $1.37    $1.25    $1.00       --
Accumulation unit value at end of period                       $1.73    $1.60    $1.44    $1.37    $1.25       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - INITIAL CLASS (03/03/2003)
Accumulation unit value at beginning of period                 $2.51    $1.95    $1.70    $1.33    $1.00       --
Accumulation unit value at end of period                       $3.16    $2.51    $1.95    $1.70    $1.33       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (08/30/2002)
Accumulation unit value at beginning of period                 $1.96    $1.70    $1.51    $1.30    $0.92    $1.00
Accumulation unit value at end of period                       $2.04    $1.96    $1.70    $1.51    $1.30    $0.92
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   76       62       54      101       83       --
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (08/30/2002)
Accumulation unit value at beginning of period                 $1.26    $1.20    $1.19    $1.12    $1.04    $1.00
Accumulation unit value at end of period                       $1.36    $1.26    $1.20    $1.19    $1.12    $1.04
Number of accumulation units outstanding at end of period
  (000 omitted)                                                2,174    1,584    1,042      417       --       --
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (08/30/2002)
Accumulation unit value at beginning of period                 $1.33    $1.32    $1.18    $1.12    $0.97    $1.00
Accumulation unit value at end of period                       $1.30    $1.33    $1.32    $1.18    $1.12    $0.97
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    5        5        5       --       --       --
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND - CLASS IB SHARES (03/01/2002)
Accumulation unit value at beginning of period                 $1.67    $1.33    $1.20    $1.06    $0.84    $1.00
Accumulation unit value at end of period                       $1.77    $1.67    $1.33    $1.20    $1.06    $0.84
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   12       12       14       14       --       --
-----------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (03/01/2002)
Accumulation unit value at beginning of period                 $1.29    $1.24    $1.13    $0.97    $0.74    $1.00
Accumulation unit value at end of period                       $1.31    $1.29    $1.24    $1.13    $0.97    $0.74
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   57

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003     2002
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (07/31/2002)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                 $1.87    $1.58    $1.52    $1.29    $0.96    $1.00
Accumulation unit value at end of period                       $1.75    $1.87    $1.58    $1.52    $1.29    $0.96
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  794      763      746      325       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/01/2002)
Accumulation unit value at beginning of period                 $1.67    $1.42    $1.27    $1.10    $0.80    $1.00
Accumulation unit value at end of period                       $1.77    $1.67    $1.42    $1.27    $1.10    $0.80
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,539    1,423      623       --       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (03/01/2002)
Accumulation unit value at beginning of period                 $1.32    $1.21    $1.19    $1.08    $0.92    $1.00
Accumulation unit value at end of period                       $1.32    $1.32    $1.21    $1.19    $1.08    $0.92
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  665      974      531      170       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/03/2003)
Accumulation unit value at beginning of period                 $1.60    $1.42    $1.36    $1.31    $1.00       --
Accumulation unit value at end of period                       $1.62    $1.60    $1.42    $1.36    $1.31       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  647      681      810      502       --       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/01/2002)
Accumulation unit value at beginning of period                 $1.02    $1.00    $1.00    $1.01    $1.02    $1.00
Accumulation unit value at end of period                       $1.05    $1.02    $1.00    $1.00    $1.01    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  419      519      197       31       39       --
-----------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND (03/01/2002)
Accumulation unit value at beginning of period                 $1.61    $1.47    $1.42    $1.22    $0.84    $1.00
Accumulation unit value at end of period                       $1.51    $1.61    $1.47    $1.42    $1.22    $0.84
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (03/03/2003)
Accumulation unit value at beginning of period                 $1.51    $1.37    $1.33    $1.24    $1.00       --
Accumulation unit value at end of period                       $1.60    $1.51    $1.37    $1.33    $1.24       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --      166       --
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (03/03/2003)
Accumulation unit value at beginning of period                 $1.73    $1.44    $1.42    $1.30    $1.00       --
Accumulation unit value at end of period                       $1.68    $1.73    $1.44    $1.42    $1.30       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   39       19       --       --       --       --
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (03/03/2003)
Accumulation unit value at beginning of period                 $1.67    $1.44    $1.39    $1.27    $1.00       --
Accumulation unit value at end of period                       $1.69    $1.67    $1.44    $1.39    $1.27       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  411      409      465      288       --       --
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (03/03/2003)
Accumulation unit value at beginning of period                 $1.91    $1.61    $1.49    $1.39    $1.00       --
Accumulation unit value at end of period                       $2.11    $1.91    $1.61    $1.49    $1.39       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    4        4        4        4       --       --
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (03/03/2003)
Accumulation unit value at beginning of period                 $1.45    $1.27    $1.33    $1.24    $1.00       --
Accumulation unit value at end of period                       $1.45    $1.45    $1.27    $1.33    $1.24       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   12       12       12        9       --       --
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (03/03/2003)
Accumulation unit value at beginning of period                 $1.37    $1.37    $1.32    $1.30    $1.00       --
Accumulation unit value at end of period                       $1.45    $1.37    $1.37    $1.32    $1.30       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  995    1,018      753      275      127       --
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (03/03/2003)
Accumulation unit value at beginning of period                 $1.01    $0.98    $0.98    $0.99    $1.00       --
Accumulation unit value at end of period                       $1.04    $1.01    $0.98    $0.98    $0.99       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   43       50       31       --       --       --
*The 7-day simple and compound yields for Wells Fargo Advantage VT Money Market Fund at Dec. 31, 2007 were 1.90%
  and 1.92%, respectively.
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (03/03/2003)
Accumulation unit value at beginning of period                 $2.10    $1.74    $1.67    $1.49    $1.00       --
Accumulation unit value at end of period                       $2.34    $2.10    $1.74    $1.67    $1.49       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    4        5        5        5       --       --
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  58  WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.80% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004     2003     2002
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (03/03/2003)
Accumulation unit value at beginning of period                 $1.06    $1.04    $1.04    $1.01    $1.00       --
Accumulation unit value at end of period                       $1.10    $1.06    $1.04    $1.04    $1.01       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,137    1,856      658      206       --       --
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   59

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


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                WELLS FARGO ADVANTAGE CHOICE VARIABLE ANNUITY -- PROSPECTUS   67

(RIVERSOURCE INSURANCE LOGO)
RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


45270 J (5/08)

PROSPECTUS


MAY 1, 2008


WELLS FARGO

ADVANTAGE CHOICE(SM) SELECT VARIABLE ANNUITY
CONTRACT OPTION L: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT


NEW WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.



This prospectus contains information that you should know before investing in Wells Fargo Advantage Choice Select Variable Annuity Contract Option L and Contract Option C. The information in this prospectus applies to both contracts unless stated otherwise.


Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II

Dreyfus Variable Investment Fund, Service Share Class

Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products Trust
  (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Oppenheimer Variable Account Funds, Service Shares
Putnam Variable Trust - Class IB Shares

RiverSource Variable Series Trust (RVST)


  formerly known as RiverSource Variable Portfolio Funds

Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust
Wells Fargo Variable Trust

Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

--------------------------------------------------------------------------------
          WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   1

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS


KEY TERMS.......................................   3
THE CONTRACT IN BRIEF...........................   5
EXPENSE SUMMARY.................................   7
CONDENSED FINANCIAL INFORMATION (UNAUDITED).....  12
FINANCIAL STATEMENTS............................  12
THE VARIABLE ACCOUNT AND THE FUNDS..............  12
THE GUARANTEE PERIOD ACCOUNTS (GPAS)............  22
THE FIXED ACCOUNT...............................  23
BUYING YOUR CONTRACT............................  25
CHARGES.........................................  27
VALUING YOUR INVESTMENT.........................  33
MAKING THE MOST OF YOUR CONTRACT................  34
WITHDRAWALS.....................................  44
TSA -- SPECIAL PROVISIONS.......................  45
CHANGING OWNERSHIP..............................  45
BENEFITS IN CASE OF DEATH.......................  45
OPTIONAL BENEFITS...............................  48
THE ANNUITY PAYOUT PERIOD.......................  71
TAXES...........................................  73
VOTING RIGHTS...................................  76
SUBSTITUTION OF INVESTMENTS.....................  76
ABOUT THE SERVICE PROVIDERS.....................  76
ADDITIONAL INFORMATION..........................  78
APPENDICES TABLE OF CONTENT AND CROSS-REFERENCE
  TABLE.........................................  79
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).................  80
APPENDIX B: EXAMPLE --
  INCOME ASSURER BENEFIT RIDER FEE..............  82
APPENDIX C: EXAMPLE --
  WITHDRAWAL CHARGES FOR CONTRACT OPTION L......  83
APPENDIX D: EXAMPLE -- DEATH BENEFITS...........  88
APPENDIX E: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT RIDER..........  91
APPENDIX F: EXAMPLE -- GUARANTOR WITHDRAWAL
  BENEFIT FOR LIFE RIDER........................  93
APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT FOR
  LIFE RIDER -- ADDITIONAL RMD DISCLOSURE.......  95
APPENDIX H: GUARANTOR WITHDRAWAL BENEFIT --
  RIDER B DISCLOSURE............................  97
APPENDIX I: GUARANTOR WITHDRAWAL BENEFIT
  RIDER --
  ADDITIONAL RMD DISCLOSURE..................... 102
APPENDIX J: EXAMPLE --
  GUARANTOR WITHDRAWAL BENEFIT RIDER............ 103
APPENDIX K: EXAMPLE --
  INCOME ASSURER BENEFIT RIDERS................. 105
APPENDIX L: EXAMPLE --
  BENEFIT PROTECTOR DEATH BENEFIT RIDER......... 110
APPENDIX M: EXAMPLE --
  BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER.... 112
APPENDIX N: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)................................... 114
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION................................... 121





--------------------------------------------------------------------------------
  2  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.


CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of these funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.


GUARANTEE PERIOD ACCOUNTS (GPAS): A nonunitized separate account to which you may allocate purchase payments or transfer contract value of at least $1,000. These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a market value adjustment, which may result in a gain or loss of principal.


MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred more than 30 days before the end of its guarantee period.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code

- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.

--------------------------------------------------------------------------------
          WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   3

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our administrative office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our administrative office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
  4  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

This prospectus describes two contracts. Each contract has different expenses. Contract Option L has lower expenses than Contract Option C. Contract Option L has a four-year withdrawal charge schedule that applies to each purchase payment you make. Contract Option C eliminates the purchase payment withdrawal charge schedule, but has a higher mortality and expense risk fee than Contract Option
L. Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract.

PURPOSE: These contracts allow you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account, the DCA fixed account, GPAs and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. You may be able to purchase an optional benefit to reduce the investment risk you assume. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).

It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified
Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)



BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments in the future, subject to certain limitations. Purchase payment amounts and purchase payment timing may be limited under the terms of your contract and/or pursuant to state requirements. (see "Buying Your Contract")


ACCOUNTS: Generally, you may allocate purchase payments among any or all of:


- the subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")



- the GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. The required minimum investment in a GPA is $1,000. These accounts may not be available in all states. (see "The Guarantee Period Accounts (GPAs)" and "The One-Year Fixed Account")



- the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").



- the DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (see "DCA Fixed Account")



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the Guarantee Period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (see "Making the Most of Your Contract -- Transferring Among Accounts")


--------------------------------------------------------------------------------
          WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   5

WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (see "Withdrawals")



OPTIONAL BENEFITS: This contract offers features that are available for additional charges if you meet certain criteria. Optional benefits may require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of partial withdrawals that can be taken under the optional benefit during a contract year. (see "Optional Benefits")



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (see "Benefits in Case of Death")



TAXES: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (see "Taxes")



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (see "The Annuity Payout Period")


--------------------------------------------------------------------------------
  6  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSE THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(contingent deferred sales charge as a percentage of purchase payment withdrawn)


You select either contract Option L or Option C at the time of application. Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than Option L.

            CONTRACT OPTION L
           YEARS FROM PURCHASE  WITHDRAWAL CHARGE
             PAYMENT RECEIPT       PERCENTAGE
                   1-2                  8%
                    3                   7
                    4                   6
                  Thereafter            0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the contract option shown below and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout
Period -- Annuity Payout Plans.")


                                                            IF YOUR AIR IS 3.5%, THEN YOUR          IF YOUR AIR IS 5%, THEN YOUR
                                                            DISCOUNT RATE PERCENT (%) IS:           DISCOUNT RATE PERCENT (%) IS:
 CONTRACT OPTION L                                                       6.55%                                  8.05%
 CONTRACT OPTION C                                                       6.65%                                  8.15%

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE EITHER CONTRACT OPTION L OR OPTION C AND ONE OF THE FOUR DEATH BENEFIT GUARANTEES. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

                                                      TOTAL MORTALITY AND            VARIABLE ACCOUNT             TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION L AND:                   EXPENSE RISK FEE            ADMINISTRATIVE CHARGE          ACCOUNT EXPENSE
 ROP Death Benefit                                           1.55%                         0.15%                       1.70%
 MAV Death Benefit                                           1.75                          0.15                        1.90
 5% Accumulation Death Benefit                               1.90                          0.15                        2.05
 Enhanced Death Benefit                                      1.95                          0.15                        2.10

IF YOU SELECT CONTRACT OPTION C AND:
 ROP Death Benefit                                           1.65%                         0.15%                       1.80%
 MAV Death Benefit                                           1.85                          0.15                        2.00
 5% Accumulation Death Benefit                               2.00                          0.15                        2.15
 Enhanced Death Benefit                                      2.05                          0.15                        2.20

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

--------------------------------------------------------------------------------
          WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   7

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.


 BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                  0.25%
 BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE             0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS

If eligible, you may select one of the following optional living benefits if available in your state. Each optional living benefit requires the use of an asset allocation model. The fees apply only if you elect one of these benefits.


 ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                  MAXIMUM: 1.75%     CURRENT: 0.55%


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)


 GUARANTOR WITHDRAWAL BENEFIT FOR LIFE(R) RIDER FEE           MAXIMUM: 1.50%     CURRENT: 0.65%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)


 GUARANTOR(R) WITHDRAWAL BENEFIT RIDER FEE                    MAXIMUM: 1.50%     CURRENT: 0.55%


(As a percentage of contract value charged annually on the contract anniversary.)


 INCOME ASSURER BENEFIT(R) - MAV RIDER FEE                    MAXIMUM: 1.50%     CURRENT: 0.30%(1)
 INCOME ASSURER BENEFIT(R) - 5% ACCUMULATION BENEFIT BASE     MAXIMUM: 1.75%     CURRENT: 0.60%(1)
 RIDER FEE
 INCOME ASSURER BENEFIT(R) - GREATER OF MAV OR 5%             MAXIMUM: 2.00%     CURRENT: 0.65%(1)
 ACCUMULATION BENEFIT BASE RIDER FEE


(As a percentage of the guaranteed income benefit base charged annually on the contract anniversary.)


(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer
     Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.


--------------------------------------------------------------------------------
  8  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDING DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses)(a)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                  0.52%                         2.09%


(a) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.


TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                      ACQUIRED FUND            GROSS TOTAL
                                        MANAGEMENT        12B-1          OTHER          FEES AND                  ANNUAL
                                           FEES           FEES         EXPENSES        EXPENSES**                EXPENSES
 AIM V.I. Capital Appreciation Fund,       0.61%          0.25%          0.27%               --%                   1.13%
 Series II Shares
 AIM V.I. Capital Development Fund,        0.75           0.25           0.31                --                    1.31(1)
 Series II Shares
 AllianceBernstein VPS Growth and          0.55           0.25           0.04                --                    0.84
 Income Portfolio (Class B)
 AllianceBernstein VPS International       0.75           0.25           0.06                --                    1.06
 Value Portfolio (Class B)
 American Century VP Inflation             0.49           0.25           0.01                --                    0.75
 Protection, Class II
 American Century VP Value, Class II       0.83           0.25           0.01                --                    1.09
 Dreyfus Investment Portfolios             0.75           0.25           0.09              0.01                    1.10
 Technology Growth Portfolio, Service
 Shares
 Dreyfus Variable Investment Fund          0.75           0.25           0.05                --                    1.05
 Appreciation Portfolio, Service
 Shares
 Fidelity(R) VIP Contrafund(R)             0.56           0.25           0.09                --                    0.90
 Portfolio Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio         0.56           0.25           0.10                --                    0.91
 Service Class 2
 Fidelity(R) VIP Overseas Portfolio        0.71           0.25           0.14                --                    1.10
 Service Class 2
 FTVIPT Franklin Global Real Estate        0.75           0.25           0.31                --                    1.31(2)
 Securities Fund - Class 2
 FTVIPT Franklin Income Securities         0.45           0.25           0.02                --                    0.72
 Fund - Class 2
 FTVIPT Templeton Global Income            0.50           0.25           0.14                --                    0.89
 Securities Fund - Class 2
 Goldman Sachs VIT Mid Cap Value           0.80             --           0.07                --                    0.87
 Fund - Institutional Shares
 Oppenheimer Global Securities             0.62           0.25           0.02                --                    0.89
 Fund/VA, Service Shares
 Oppenheimer Main Street Small Cap         0.70           0.25           0.02                --                    0.97
 Fund/VA, Service Shares
 Oppenheimer Strategic Bond Fund/VA,       0.57           0.25           0.02              0.02                    0.86(3)
 Service Shares
 Putnam VT Health Sciences                 0.70           0.25           0.13                --                    1.08
 Fund - Class IB Shares
 Putnam VT Small Cap Value                 0.77           0.25           0.10              0.07                    1.19
 Fund - Class IB Shares
 RVST RiverSource(R) Partners Variable     0.83           0.13           1.13                --                    2.09(4)
 Portfolio - Select Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Select Value Fund)
 RVST RiverSource(R) Partners Variable     0.97           0.13           0.18                --                    1.28(4)
 Portfolio - Small Cap Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Small Cap Value Fund)
 RVST RiverSource(R) Variable              0.45           0.13           0.16                --                    0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.14                --                    0.86
 Portfolio - Diversified Equity Income
 Fund
 RVST RiverSource(R) Variable              0.44           0.13           0.17                --                    0.74(4)
 Portfolio - Global Inflation
 Protected Securities Fund
 RVST RiverSource(R) Variable              0.60           0.13           0.16                --                    0.89
 Portfolio - Growth Fund
 RVST RiverSource(R) Variable              0.59           0.13           0.15                --                    0.87
 Portfolio - High Yield Bond Fund
 RVST RiverSource(R) Variable              0.58           0.13           0.15                --                    0.86
 Portfolio - Large Cap Equity Fund


--------------------------------------------------------------------------------
          WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   9

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                                  ACQUIRED FUND
                                  MANAGEMENT              12B-1                OTHER                FEES AND
                                     FEES                 FEES               EXPENSES              EXPENSES**
 RVST RiverSource(R) Variable        0.58%                0.13%                0.15%                     --%
 Portfolio - Mid Cap Growth
 Fund
 RVST RiverSource(R) Variable        0.22                 0.13                 0.17                      --
 Portfolio - S&P 500 Index
 Fund
 RVST RiverSource(R) Variable        0.48                 0.13                 0.18                      --
 Portfolio - Short Duration
 U.S. Government Fund
 RVST Threadneedle(R)                1.11                 0.13                 0.26                      --
 Variable
 Portfolio - Emerging Markets
 Fund
 (previously RiverSource(R)
 Variable
 Portfolio - Emerging Markets
 Fund)
 Van Kampen Life Investment          0.56                 0.25                 0.03                      --
 Trust Comstock Portfolio,
 Class II Shares
 Wanger U.S. Smaller                 0.90                   --                 0.05                      --
 Companies
 (effective June 1, 2008, the
 Fund will change its name to
 Wanger USA)
 Wells Fargo Advantage VT            0.55                 0.25                 0.22                      --
 Asset Allocation Fund
 Wells Fargo Advantage VT C&B        0.55                 0.25                 0.37                      --
 Large Cap Value Fund
 Wells Fargo Advantage VT            0.55                 0.25                 0.24                      --
 Equity Income Fund
 Wells Fargo Advantage VT            0.75                 0.25                 0.43                      --
 International Core Fund
 Wells Fargo Advantage VT            0.55                 0.25                 0.39                      --
 Large Company Core Fund
 Wells Fargo Advantage VT            0.55                 0.25                 0.24                      --
 Large Company Growth Fund
 Wells Fargo Advantage VT            0.30                 0.25                 0.27                      --
 Money Market Fund
 Wells Fargo Advantage VT            0.75                 0.25                 0.23                      --
 Small Cap Growth Fund
 Wells Fargo Advantage VT            0.45                 0.25                 0.25                      --
 Total Return Bond Fund

TOTAL ANNUAL OPERATING EXPENS
(Before fee waivers and/or ex
                                     GROSS TOTAL
                                        ANNUAL
                                       EXPENSES
 RVST RiverSource(R) Variable            0.86%
 Portfolio - Mid Cap Growth
 Fund
 RVST RiverSource(R) Variable            0.52(4)
 Portfolio - S&P 500 Index
 Fund
 RVST RiverSource(R) Variable            0.79
 Portfolio - Short Duration
 U.S. Government Fund
 RVST Threadneedle(R)                    1.50
 Variable
 Portfolio - Emerging Markets
 Fund
 (previously RiverSource(R)
 Variable
 Portfolio - Emerging Markets
 Fund)
 Van Kampen Life Investment              0.84
 Trust Comstock Portfolio,
 Class II Shares
 Wanger U.S. Smaller                     0.95
 Companies
 (effective June 1, 2008, the
 Fund will change its name to
 Wanger USA)
 Wells Fargo Advantage VT                1.02(5)
 Asset Allocation Fund
 Wells Fargo Advantage VT C&B            1.17(5)
 Large Cap Value Fund
 Wells Fargo Advantage VT                1.04(5)
 Equity Income Fund
 Wells Fargo Advantage VT                1.43(5)
 International Core Fund
 Wells Fargo Advantage VT                1.19(5)
 Large Company Core Fund
 Wells Fargo Advantage VT                1.04(5)
 Large Company Growth Fund
 Wells Fargo Advantage VT                0.82(5)
 Money Market Fund
 Wells Fargo Advantage VT                1.23(5)
 Small Cap Growth Fund
 Wells Fargo Advantage VT                0.95(5)
 Total Return Bond Fund



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.30% for AIM V.I. Capital Development Fund, Series II Shares.


(2) The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. After fee waivers net expenses would be 0.89% for FTVIPT Franklin Global Real Estate Securities Fund - Class 2.


(3) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.


(4) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 1.03% for RVST RiverSource(R) Partners Variable Portfolio - Select Value Fund, 1.20% for RVST RiverSource(R) Partners Variable
      Portfolio - Small Cap Value Fund, 0.72% for RVST RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund and 0.51% for RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund.


(5) The adviser has contractually agreed through April 30, 2009 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements, net expenses would be 1.00% for Wells Fargo Advantage VT Asset Allocation Fund, 1.00% for Wells Fargo Advantage VT C&B Large Cap Value Fund, 1.00% for Wells Fargo Advantage VT Equity Income Fund, 1.00% for Wells Fargo Advantage VT International Core Fund, 1.00% for Wells Fargo Advantage VT Large Company Core Fund, 1.00% for Wells Fargo Advantage VT Large Company Growth Fund, 0.75% for Wells Fargo Advantage VT Money Market Fund, 1.20% for Wells Fargo Advantage VT Small Cap Growth Fund and 0.90% for Wells Fargo Advantage VT Total Return Bond Fund.


--------------------------------------------------------------------------------
  10  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES(1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV Death Benefit, the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Contract Option L               $1,462      $2,696      $3,343      $6,766           $662       $1,996      $3,343      $6,766
 Contract Option C                  673       2,027       3,391       6,845            673        2,027       3,391       6,845


MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Contract Option L               $1,030      $1,408      $1,213      $2,599           $230        $708       $1,213      $2,599
 Contract Option C                  241         742       1,268       2,710            241         742        1,268       2,710



(1) In these examples, the $40 contract administrative charge is estimated as a .022% charge for Option L and .030% for Option C. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

--------------------------------------------------------------------------------
         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   11

CONDENSED FINANCIAL INFORMATION


You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix N.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- PRIVATE LABEL: This contract is a "private label" variable annuity. This means the contract includes funds affiliated with the distributor of this contract. Purchase payments and contract values you allocate to subaccounts investing in any of the Wells Fargo Variable Trust funds available under this contract are generally more profitable for the distributor and its affiliates than allocations you make to other subaccounts. In contrast, purchase payments and contract values you allocate to subaccounts investing in any of the RiverSource Variable Portfolio Funds are generally more profitable for us and our affiliates. For

--------------------------------------------------------------------------------
  12 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the RiverSource Variable Series Trust funds that exceeds the range disclosed in the previous paragraph for funds our affiliates do not manage. These relationships may influence recommendations your investment professional makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract values to a particular subaccount.


- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue including, but not limited to, expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue, including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   13

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

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  14  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
AIM V.I. Capital              Growth of capital. Invests principally in common  Invesco Aim Advisors, Inc. adviser,
Appreciation Fund, Series II  stocks of companies likely to benefit from new    advisory entities affiliated with
Shares                        or innovative products, services or processes as  Invesco Aim Advisors, Inc.,
                              well as those with above-average long-term        subadvisers.
                              growth and excellent prospects for future
                              growth. The Fund can invest up to 25% of its
                              total assets in foreign securities that involve
                              risks not associated with investing solely in
                              the United States.
AIM V.I. Capital Development  Long-term growth of capital. Invests primarily    Invesco Aim Advisors, Inc. adviser,
Fund, Series II Shares        in securities (including common stocks,           advisory entities affiliated with
                              convertible securities and bonds) of small- and   Invesco Aim Advisors, Inc.,
                              medium-sized companies. The Fund may invest up    subadvisers.
                              to 25% of its total assets in foreign
                              securities.
AllianceBernstein VPS Growth  Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
and Income Portfolio (Class   in the equity securities of domestic companies
B)                            that the Advisor deems to be undervalued.
AllianceBernstein VPS         Long-term growth of capital. Invests primarily    AllianceBernstein L.P.
International Value           in a diversified portfolio of equity securities
Portfolio (Class B)           of established companies selected from more than
                              40 industries and from more than 40 developed
                              and emerging market countries.
American Century VP           Long-term total return. To protect against U.S.   American Century Investment Management,
Inflation Protection, Class   inflation.                                        Inc.
II
American Century VP Value,    Long-term capital growth, with income as a        American Century Investment Management,
Class II                      secondary objective. Invests primarily in stocks  Inc.
                              of companies that management believes to be
                              undervalued at the time of purchase.
Dreyfus Investment            Capital appreciation. The portfolio invests,      The Dreyfus Corporation
Portfolios Technology Growth  under normal circumstances, at least 80% of its
Portfolio, Service Shares     assets in the stocks of growth companies of any
                              size that Dreyfus believes to be leading
                              producers or beneficiaries of technological
                              innovation. Up to 25% of the portfolio's assets
                              may be in foreign securities. The portfolio's
                              stock investments may include common stocks,
                              preferred stocks and convertible securities.
Dreyfus Variable Investment   Long-term capital growth consistent with the      The Dreyfus Corporation; Fayez Sarofim
Fund Appreciation Portfolio,  preservation of capital. Its secondary goal is    & Co., sub-adviser.
Service Shares                current income. To pursue these goals, the
                              portfolio normally invests at least 80% of its
                              assets in common stocks. The portfolio focuses
                              on "blue chip" companies with total market
                              capitalizations of more than $5 billion at the
                              time of purchase, including multinational
                              companies. These established companies have
                              demonstrated sustained patterns of
                              profitability, strong balance sheets, an
                              expanding global presence and the potential to
                              achieve predictable, above-average earnings
                              growth.


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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   15

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Fidelity(R) VIP               Long-term capital appreciation. Normally invests  Fidelity Management & Research Company
Contrafund(R) Portfolio       primarily in common stocks. Invests in            (FMR), investment manager; FMR U.K. and
Service Class 2               securities of companies whose value it believes   FMR Far East, sub- advisers.
                              is not fully recognized by the public. Invests
                              in either "growth" stocks or "value" stocks or
                              both. The fund invests in domestic and foreign
                              issuers.
Fidelity(R) VIP Mid Cap       Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks. Normally invests at   (FMR), investment manager; FMR U.K.,
                              least 80% of assets in securities of companies    FMR Far East, sub- advisers.
                              with medium market capitalizations. May invest
                              in companies with smaller or larger market
                              capitalizations. Invests in domestic and foreign
                              issuers. The Fund invests in either "growth" or
                              "value" common stocks or both.
Fidelity(R) VIP Overseas      Long-term growth of capital. Normally invests     Fidelity Management & Research Company
Portfolio Service Class 2     primarily in common stocks of foreign             (FMR), investment manager; FMR U.K.,
                              securities. Normally invests at least 80% of      FMR Far East, Fidelity International
                              assets in non-U.S. securities.                    Investment Advisors (FIIA) and FIIA
                                                                                U.K., sub-advisers.
FTVIPT Franklin Global Real   High total return. The Fund normally invests at   Franklin Templeton Institutional, LLC
Estate Securities             least 80% of its net assets in investments of
Fund - Class 2                companies located anywhere in the world that
                              operate in the real estate sector and normally
                              invests predominantly in equity securities.
FTVIPT Franklin Income        Maximize income while maintaining prospects for   Franklin Advisers, Inc.
Securities Fund - Class 2     capital appreciation. The Fund normally invests
                              in both equity and debt securities. The Fund
                              seeks income by investing in corporate, foreign,
                              and U.S. Treasury bonds as well as stocks with
                              dividend yields the manager believes are
                              attractive.
FTVIPT Templeton Global       High current income consistent with preservation  Franklin Advisers, Inc.
Income Securities Fund -      of capital, with capital appreciation as a
Class 2                       secondary consideration. The Fund normally
                              invests mainly in debt securities of governments
                              and their political subdivisions and agencies,
                              supranational organizations and companies
                              located anywhere in the world, including
                              emerging markets.


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  16  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Goldman Sachs VIT Mid Cap     Long-term capital appreciation. The Fund          Goldman Sachs Asset Management, L.P.
Value Fund - Institutional    invests, under normal circumstances, at least
Shares                        80% of its net assets plus any borrowings for
                              investment purposes (measured at time of
                              purchase) ("Net Assets") in a diversified
                              portfolio of equity investments in mid-cap
                              issuers with public stock market capitalizations
                              (based upon shares available for trading on an
                              unrestricted basis) within the range of the
                              market capitalization of companies constituting
                              the Russell Midcap(R) Value Index at the time of
                              investment. If the market capitalization of a
                              company held by the Fund moves outside this
                              range, the Fund may, but is not required to,
                              sell the securities. The capitalization range of
                              the Russell Midcap(R) Value Index is currently
                              between $1.1 billion and $21 billion. Although
                              the Fund will invest primarily in publicly
                              traded U.S. securities, it may invest up to 25%
                              of its Net Assets in foreign securities,
                              including securities of issuers in countries
                              with emerging markets or economies ("emerging
                              countries") and securities quoted in foreign
                              currencies. The Fund may invest in the aggregate
                              up to 20% of its Net Assets in companies with
                              public stock market capitalizations outside the
                              range of companies constituting the Russell
                              Midcap(R) Value Index at the time of investment
                              and in fixed-income securities, such as
                              government, corporate and bank debt obligations.
Oppenheimer Global            Long-term capital appreciation. Invests mainly    OppenheimerFunds, Inc.
Securities Fund/VA, Service   in common stocks of U.S. and foreign issuers
Shares                        that are "growth-type" companies, cyclical
                              industries and special situations that are
                              considered to have appreciation possibilities.
Oppenheimer Main Street       Capital appreciation. Invests mainly in common    OppenheimerFunds, Inc.
Small Cap Fund/VA, Service    stocks of small-capitalization U.S. companies
Shares                        that the fund's investment manager believes have
                              favorable business trends or prospects.
Oppenheimer Strategic Bond    High level of current income principally derived  OppenheimerFunds, Inc.
Fund/VA, Service Shares       from interest on debt securities. Invests mainly
                              in three market sectors: debt securities of
                              foreign governments and companies, U.S.
                              government securities and lower-rated high yield
                              securities of U.S. and foreign companies.
Putnam VT Health Sciences     Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Fund - Class IB Shares        by investing mainly in common stocks of
                              companies in the health sciences industries,
                              with a focus on growth stocks. Under normal
                              circumstances, the fund invests at least 80% of
                              its net assets in securities of (a) companies
                              that derive at least 50% of their assets,
                              revenues or profits from the pharmaceutical,
                              health care services, applied research and
                              development and medical equipment and supplies
                              industries, or (b) companies Putnam Management
                              thinks have the potential for growth as a result
                              of their particular products, technology,
                              patents or other market advantages in the health
                              sciences industries.


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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   17

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Putnam VT Small Cap Value     Capital appreciation. The fund pursues its goal   Putnam Investment Management, LLC
Fund - Class IB Shares        by investing mainly in common stocks of U.S.
                              companies, with a focus on value stocks. Under
                              normal circumstances, the fund invests at least
                              80% of its net assets in small companies of a
                              size similar to those in the Russell 2000 Value
                              Index.
RVST RiverSource Partners     Long-term growth of capital. Invests primarily    RiverSource Investments, LLC, adviser;
Variable Portfolio - Select   in equity securities of mid cap companies as      Systematic Financial Management, L.P.
Value Fund                    well as companies with larger and smaller market  and WEDGE Capital Management L.L.P.,
(previously RiverSource       capitalizations. The Fund considers mid-cap       sub- advisers.
Variable Portfolio - Select   companies to be either those with a market
Value Fund)                   capitalization of up to $15 billion or those
                              whose market capitalization falls within range
                              of the Russell Midcap(R) Value Index.
RVST RiverSource Partners     Long-term capital appreciation. Under normal      RiverSource Investments, LLC, adviser;
Variable Portfolio - Small    market conditions, at least 80% of the Fund's     River Road Asset Management, LLC,
Cap Value Fund                net assets will be invested in small cap          Donald Smith & Co., Inc., Franklin
(previously RiverSource       companies with market capitalization, at the      Portfolio Associates LLC, Barrow,
Variable Portfolio - Small    time of investment, of up to $2.5 billion or      Hanley, Mewhinney & Strauss, Inc. and
Cap Value Fund)               that fall within the range of the Russell         Denver Investment Advisors LLC,
                              2000(R) Value Index. The Fund may invest up to    subadvisers.
                              25% of its net assets in foreign investments.
RVST RiverSource Variable     High level of current income while attempting to  RiverSource Investments, LLC
Portfolio - Diversified Bond  conserve the value of the investment for the
Fund                          longest period of time. Under normal market
                              conditions, the Fund invests at least 80% of its
                              net assets in bonds and other debt securities.
                              At least 50% of the Fund's net assets will be
                              invested in securities like those included in
                              the Lehman Brothers Aggregate Bond Index
                              (Index), which are investment grade and
                              denominated in U.S. dollars. The Index includes
                              securities issued by the U.S. government,
                              corporate bonds, and mortgage- and asset-backed
                              securities. Although the Fund emphasizes high-
                              and medium-quality debt securities, it will
                              assume some credit risk to achieve higher yield
                              and/or capital appreciation by buying
                              lower-quality (junk) bonds. The Fund may invest
                              up to 25% of its net assets in foreign
                              investments, which may include instruments in
                              emerging markets.
RVST RiverSource Variable     High level of current income and, as a secondary  RiverSource Investments, LLC
Portfolio - Diversified       goal, steady growth of capital. Under normal
Equity Income Fund            market conditions, the Fund invests at least 80%
                              of its net assets in dividend- paying common and
                              preferred stocks. The Fund may invest up to 25%
                              of its net assets in foreign investments.
RVST RiverSource Variable     Total return that exceeds the rate of inflation   RiverSource Investments, LLC
Portfolio - Global Inflation  over the long-term. Non-diversified mutual fund
Protected Securities Fund     that, under normal market conditions, invests at
                              least 80% of its net assets in
                              inflation-protected debt securities. These
                              securities include inflation-indexed bonds of
                              varying maturities issued by U.S. and foreign
                              governments, their agencies or
                              instrumentalities, and corporations.


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  18  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
RVST RiverSource Variable     Long-term capital growth. Invests primarily in    RiverSource Investments, LLC
Portfolio - Growth Fund       common stocks and securities convertible into
                              common stocks that appear to offer growth
                              opportunities. These growth opportunities could
                              result from new management, market developments,
                              or technological superiority. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.
RVST RiverSource Variable     High current income, with capital growth as a     RiverSource Investments, LLC
Portfolio - High Yield Bond   secondary objective. Under normal market
Fund                          conditions, the Fund invests at least 80% of its
                              net assets in high-yield debt instruments
                              (commonly referred to as "junk") including
                              corporate debt securities as well as bank loans
                              rated below investment grade by a nationally
                              recognized statistical rating organization, or
                              if unrated, determined to be of comparable
                              quality. Up to 25% of the Fund may be invested
                              in high yield debt instruments of foreign
                              issuers.
RVST RiverSource Variable     Capital appreciation. Under normal market         RiverSource Investments, LLC
Portfolio - Large Cap Equity  conditions, the Fund invests at least 80% of its
Fund                          net assets in equity securities of companies
                              with market capitalization greater than $5
                              billion at the time of purchase. The Fund may
                              invest up to 25% of its net assets in foreign
                              investments.
RVST RiverSource Variable     Growth of capital. Under normal market            RiverSource Investments, LLC
Portfolio - Mid Cap Growth    conditions, the Fund invests at least 80% of its
Fund                          net assets at the time of purchase in equity
                              securities of mid capitalization companies. The
                              investment manager defines mid-cap companies as
                              those whose market capitalization (number of
                              shares outstanding multiplied by the share
                              price) falls within the range of the Russell
                              Midcap(R) Growth Index.
RVST RiverSource Variable     Long-term capital appreciation. The Fund seeks    RiverSource Investments, LLC
Portfolio - S&P 500 Index     to provide investment results that correspond to
Fund                          the total return (the combination of
                              appreciation and income) of large-capitalization
                              stocks of U.S. companies. The Fund invests in
                              common stocks included in the Standard & Poor's
                              500 Composite Stock Price Index (S&P 500). The
                              S&P 500 is made up primarily of
                              large-capitalization companies that represent a
                              broad spectrum of the U.S. economy.
RVST RiverSource Variable     High level of current income and safety of        RiverSource Investments, LLC
Portfolio - Short Duration    principal consistent with investment in U.S.
U.S. Government Fund          government and government agency securities.
                              Under normal market conditions, at least 80% of
                              the Fund's net assets are invested in securities
                              issued or guaranteed as to principal and
                              interest by the U.S. government, its agencies or
                              instrumentalities.
RVST Threadneedle Variable    Long-term capital growth. The Fund's assets are   RiverSource Investments, LLC, adviser;
Portfolio - Emerging Markets  primarily invested in equity securities of        Threadneedle International Limited, an
Fund                          emerging market companies. Under normal market    indirect wholly-owned subsidiary of
(previously RiverSource       conditions, at least 80% of the Fund's net        Ameriprise Financial, sub-adviser.
Variable Portfolio -          assets will be invested in securities of
Emerging Markets Fund)        companies that are located in emerging market
                              countries, or that earn 50% or more of their
                              total revenues from goods and services produced
                              in emerging market countries or from sales made
                              in emerging market countries.


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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   19

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Van Kampen Life Investment    Capital growth and income through investments in  Van Kampen Asset Management
Trust Comstock Portfolio,     equity securities, including common stocks,
Class II Shares               preferred stocks and securities convertible into
                              common and preferred stocks. The Portfolio
                              emphasizes value style of investing seeking
                              well-established, undervalued companies believed
                              by the Portfolio's investment adviser to posses
                              the potential for capital growth and income.
Wanger U.S. Smaller           Long-term growth of capital. Invests primarily    Columbia Wanger Asset Management, L.P.
Companies                     in stocks of small- and medium-size U.S.
Effective June 1, 2008, the   companies with market capitalizations of less
Fund will change its name to  than $5 billion at time of initial purchase.
Wanger USA.                   Effective June 1, 2008:
                              Long-term growth of capital. Under normal market
                              circumstances, the Fund invests a majority of
                              its net assets in small- and mid-sized companies
                              with market capitalizations under $5 billion at
                              the time of investment. However, if the Fund's
                              investments in such companies represent less
                              than a majority of its net assets, the Fund may
                              continue to hold and to make additional
                              investments in an existing company in its
                              portfolio even if that company's capitalization
                              has grown to exceed $5 billion. Except as noted
                              above, under normal market circumstances, the
                              Fund may invest in other companies with market
                              capitalizations above $5 billion, provided that
                              immediately after that investment a majority of
                              its net assets would be invested in companies
                              with market capitalizations under $5 billion.
Wells Fargo Advantage VT      Long-term total return, consisting of capital     Wells Fargo Funds Management, LLC,
Asset Allocation Fund         appreciation and current income. We seek to       adviser; Wells Capital Management
                              achieve the Portfolio's investment objective by   Incorporated, sub-adviser.
                              allocating 60% of its assets to equity
                              securities and 40% of its assets to fixed income
                              securities.
Wells Fargo Advantage VT C&B  Maximum long-term total return (current income    Wells Fargo Funds Management, LLC,
Large Cap Value Fund          and capital appreciation) consistent with         adviser; Cooke & Bieler, L.P., sub-
                              minimizing risk to principal. Invests             adviser.
                              principally in equity securities of large-
                              capitalization companies, which they define as
                              companies with market capitalizations of $3
                              billion or more. We manage a relatively focused
                              portfolio of 30 to 50 companies that enables
                              them to provide adequate diversification while
                              allowing the composition and performance of the
                              portfolio to behave differently than the market.
Wells Fargo Advantage VT      Long-term capital appreciation and dividend       Wells Fargo Funds Management, LLC,
Equity Income Fund            income. Invests principally in equity securities  adviser; Wells Capital Management
                              of large-capitalization companies, which we       Incorporated, sub-adviser.
                              define as companies with market capitalizations
                              of $3 billion or more.
Wells Fargo Advantage VT      Long-term capital appreciation. Invests in        Wells Fargo Funds Management, LLC,
International Core Fund       equity securities of non-U.S. companies that we   adviser; Wells Capital Management
                              believe have strong growth potential and offer    Incorporated, sub-adviser.
                              good value relative to similar investments. We
                              invest primarily in developed countries, but may
                              invest in emerging markets.


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  20  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                  INVESTMENT OBJECTIVE AND POLICIES                 INVESTMENT ADVISER
Wells Fargo Advantage VT      Total return comprised of long-term capital       Wells Fargo Funds Management, LLC,
Large Company Core Fund       appreciation and current income. Invests          adviser; Matrix Asset Advisors, Inc.,
                              principally in equity securities of               sub-adviser.
                              approximately 30 to 50 large-capitalization
                              companies, the majority of which pay dividends.
                              Large-capitalization companies are defined as
                              those with market capitalizations of $3 billion
                              or more. We may also invest in equity securities
                              of foreign issuers through ADRs and similar
                              investments.
Wells Fargo Advantage VT      Long-term capital appreciation. Invests           Wells Fargo Funds Management, LLC,
Large Company Growth Fund     principally in equity securities, focusing on     adviser; Peregrine Capital Management,
                              approximately 30 to 50 large capitalization       Inc., sub-adviser.
                              companies that we believe have favorable growth
                              potential. However, we normally do not invest
                              more than 10% of the Fund's total assets in the
                              securities of a single issuer. We define
                              large-capitalization companies as those with
                              market capitalizations of $3 billion or more.
Wells Fargo Advantage VT      Current income, while preserving capital and      Wells Fargo Funds Management, LLC,
Money Market Fund             liquidity. We actively manage a portfolio of      adviser; Wells Capital Management
                              high-quality, short-term U.S. dollar-denominated  Incorporated, sub-adviser.
                              money market instruments. We will only purchase
                              First Tier securities. These investments may
                              have fixed, floating, or variable rates of
                              interest and may be obligations of U.S. or
                              foreign issuers. We may invest more than 25% of
                              the Fund's total assets in U.S.
                              dollar-denominated obligations of U.S. banks.
                              Our security selection is based on several
                              factors, including credit quality, yield and
                              maturity, while taking into account the Fund's
                              overall level of liquidity and average maturity.
Wells Fargo Advantage VT      Long-term capital appreciation. Invests           Wells Fargo Funds Management, LLC,
Small Cap Growth Fund         principally in equity securities of               adviser; Wells Capital Management
                              small-capitalization companies that we believe    Incorporated, sub-adviser.
                              have above-average growth potential. We define
                              small-capitalization companies as those with
                              market capitalizations at the time of purchase
                              of less than $2 billion.
Wells Fargo Advantage VT      Total return consisting of income and capital     Wells Fargo Funds Management, LLC,
Total Return Bond Fund        appreciation. Invests principally in              adviser; Wells Capital Management
                              investment-grade debt securities, including U.S.  Incorporated, sub-adviser.
                              Government obligations, corporate bonds and
                              mortgage- and asset-backed securities. Under
                              normal circumstances, we expect to maintain an
                              overall dollar-weighted average effective
                              duration range between 4 and 5 1/2 years.


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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   21

THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.


Currently, unless an asset allocation program is in effect, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. The required minimum investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin.



Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the guarantee period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.


The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the Guarantee Period (30 day rule). At all other times, and unless one of the exceptions to the 30 day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


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  22  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or Interest Sweep Strategy;

- automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA will apply if you reallocate to a new Portfolio Navigator model portfolio;

- amounts applied to an annuity payout plan while a Portfolio Navigator asset allocation model containing one or more GPAs is in effect;

- reallocation or your contract value according to an updated Portfolio Navigator model portfolio;

- amounts withdrawn for fees and charges; or

- amounts we pay as death claims.

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive

For examples, see Appendix A.

THE FIXED ACCOUNT (APPLIES TO CONTRACTS ISSUED ON OR AFTER MAY 1, 2006 AND IF AVAILABLE IN YOUR STATE)

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT

Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account.(1) The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Buying Your Contract" and "Making the Most of Your Contract -- Transfer policies").

(1) For Contract Option C, the one-year fixed account may not be available, or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.

DCA FIXED ACCOUNT

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   23

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

- for the DCA fixed account and the one-year fixed account;

- for the DCA fixed accounts with terms of differing length;

- for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account if available under your contract;

- for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

- for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;

- the Portfolio Navigator model portfolio in effect;

- if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

- to the Portfolio Navigator model portfolio then in effect;

- if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio, and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in a model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the model portfolio in effect, or if no model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the

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  24  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of Your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT

New contracts are not currently being offered. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. You may buy Contract Option L or Contract Option C. Contract Option L has a four-year withdrawal charge schedule. Contract Option C eliminates the withdrawal charge schedule in exchange for a higher mortality and expense risk fee. Both contracts have the same underlying funds. As the owner, you have all rights and may receive all benefits under the contract.

You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available in your state):

- contract Option L or Option C;

- GPAs, the one-year fixed account, the DCA fixed account and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- a beneficiary;

- the optional Portfolio Navigator asset allocation program(1); and

- one of the following Death Benefits:

  - ROP Death Benefit


  - MAV Death Benefit


  - 5% Accumulation Death Benefit(2)

  - Enhanced Death Benefit(2)

In addition, you may also select (if available in your state):

EITHER ONE OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):


- Accumulation Protector Benefit rider



- Guarantor Withdrawal Benefit for Life rider(3)



- Income Assurer Benefit - MAV rider



- Income Assurer Benefit - 5% Accumulation Benefit Base rider



- Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base rider


EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:


- Benefit Protector Death Benefit rider(4)



- Benefit Protector Plus Death Benefit rider(4)


(1)  There is no additional charge for this feature

(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.


(3) In those states where the Guarantor Withdrawal Benefit for Life rider is not available, you may select the Guarantor Withdrawal Benefit rider which is available if you and the annuitant are age 79 or younger at contract issue.


(4) Available if you and the annuitant are age 75 or younger at contract issue. Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit riders.


This contract provides for allocations of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account and/or to the subaccounts in even 1% increments subject to the required $1,000 required minimum investment for the GPAs. For Contract Option L, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. For

--------------------------------------------------------------------------------
         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   25

Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.


If your application is complete, we will process it and apply your purchase payment to the GPAs, the one-year fixed account, the DCA fixed account and subaccounts you selected within two business days after we receive it at our corporate office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE


Annuity payouts begin on the retirement date. When we processed your application, we established the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 90th(1) birthday or the tenth contract anniversary, if purchased after age 80(1), or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

(1) Applies to contracts purchased on or after May 1, 2006, in most states. For all other contracts, the retirement date must be no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75. Ask your investment professional which retirement date applies to you.

BENEFICIARY


We will pay your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract. See your contract and/or ask your investment professional for the actual terms of the contract you purchased.

MINIMUM INITIAL PURCHASE PAYMENT

  $10,000

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  26  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

MINIMUM ADDITIONAL PURCHASE PAYMENTS

  $50 for SIPs

  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*:

  $1,000,000


* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the tax-deferred retirement plan's or the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with the Guarantor Withdrawal Benefit for Life rider and the Guarantor Withdrawal Benefit rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.


HOW TO MAKE PURCHASE PAYMENTS


 1 BY LETTER


Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474


 2 BY SIP


Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers,withdrawals or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.


The contract (either Option L or Option C) and the death benefit guarantee you select determines the mortality and expense risk fee you pay:

                                                                CONTRACT OPTION L                       CONTRACT OPTION C
 ROP Death Benefit                                                    1.55%                                   1.65%
 MAV Death Benefit                                                    1.75                                    1.85
 5% Accumulation Death Benefit                                        1.90                                    2.00
 Enhanced Death Benefit                                               1.95                                    2.05

--------------------------------------------------------------------------------
         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   27

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee.



We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not include a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option L will cover sales and distribution expenses.

WITHDRAWAL CHARGE

You select either contract Option L or Option C at the time of application. Contract Option C has no purchase payment withdrawal charge schedule but carries a higher mortality and expense risk fee than contract Option L.

If you select contract Option L and you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge schedule applies to each purchase payment you make. The withdrawal charge lasts for four years (see "Expense Summary").


You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the Total Free Amount (TFA). The TFA varies depending on whether your contract Option L includes the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider:



CONTRACT OPTION L WITHOUT GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER OR THE GUARANTOR WITHDRAWAL BENEFIT RIDER


The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary(1); or

- current contract earnings.


CONTRACT OPTION L WITH GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.


CONTRACT OPTION L WITH GUARANTOR WITHDRAWAL BENEFIT RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the Remaining Benefit Payment.

(1) We consider your initial purchase payment to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in

--------------------------------------------------------------------------------
  28 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract Option L, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 4-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select contract Option L, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the fourth year after it is made is 6%. At the beginning of the fifth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the Guarantee Period Accounts may also be subject to a Market Value Adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.


Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.


For an example, see Appendix C.

WAIVER OF WITHDRAWAL CHARGES FOR CONTRACT OPTION L

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


- if you elected the Guarantor Withdrawal Benefit for Life rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;



- if you elected the Guarantor Withdrawal Benefit rider, your contract's Remaining Benefit Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

- contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge. This exception also applies to contract Option C.)

- withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period; and

- death benefits.

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal under this annuity payout plan we impose a withdrawal charge whether you have Contract Option L or Contract Option C. This charge will vary based on your contract option and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the


--------------------------------------------------------------------------------
         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   29
remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


OPTIONAL LIVING BENEFIT CHARGES



ACCUMULATION PROTECTOR BENEFIT RIDER FEE


We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently, the Accumulation Protector Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit rider charge will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the spousal continuation step up after we have exercised our right to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect. We reserve the right to restart the waiting period whenever you elect to change your model portfolio to one that causes the rider charge to increase.

The fee does not apply after annuity payouts begin.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE


We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value.


Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.


--------------------------------------------------------------------------------
  30  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

Currently the Guarantor Withdrawal Benefit for Life rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor Withdrawal Benefit for Life rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life(SM) rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;

(b) you choose elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


GUARANTOR WITHDRAWAL BENEFIT RIDER FEE


THIS FEE INFORMATION APPLIES TO BOTH RIDER A (SEE "OPTIONAL BENEFITS") AND RIDER B (SEE APPENDIX H) UNLESS OTHERWISE NOTED.

We charge an annual fee of 0.55% of contract value for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor Withdrawal Benefit rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the Remaining Benefit Amount (RBA) goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor Withdrawal Benefit rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to step up before the third contract anniversary, the Guarantor Withdrawal Benefit rider charge will not change until the third contract anniversary. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the spousal continuation step up under Rider A after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

If you choose the elective step up, the elective spousal continuation step up or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.

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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   31

INCOME ASSURER BENEFIT RIDER FEE



We charge an annual fee for this optional feature only if you select it. We determine the fee by multiplying the guaranteed income benefit base by the charge of the Income Assurer Benefit rider you select. There are three Income Assurer Benefit rider options available under your contract (see "Optional Benefits -- Income Assurer Benefit Riders") and each has a different guaranteed income benefit base calculation. The charge for each Income Assurer Benefit rider is as follows:



                                                                MAXIMUM                       CURRENT
 Income Assurer Benefit - MAV                                    1.50%                         0.30%(1)
 Income Assurer Benefit - 5% Accumulation Benefit Base           1.75                         0.60(1)
 Income Assurer Benefit - Greater of MAV or 5% Accumulation
 Benefit Base                                                    2.00                         0.65(1)



(1) For applications signed prior to Oct. 7, 2004, the following current annual rider charges apply: Income Assurer Benefit - MAV -- 0.55%, Income Assurer Benefit - 5% Accumulation Benefit Base -- 0.70%; and Income Assurer
     Benefit - Greater of MAV or 5% Accumulation Benefit Base -- 0.75%.



We deduct the fee from the contract value on your contract anniversary at the end of each contract year. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently the Income Assurer Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate charge for each model but not to exceed the maximum charges shown above. We cannot change the Income Assurer Benefit rider charge after the rider effective date, unless you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge and/or charge a separate charge for each model. If you choose to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge for new contract owners, you will pay the charge that is in effect on the valuation date we receive your written request to change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.



For an example of how each Income Assurer Benefit fee is calculated, see Appendix B.



OPTIONAL DEATH BENEFIT CHARGES



BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


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  32  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS

We value the amounts you allocated to the GPAs directly in dollars. The value of a GPA equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs;

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges for contract Option L) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT IF AVAILABLE UNDER YOUR CONTRACT, AND THE DCA FIXED ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

- the sum of your purchase payments allocated to the one-year fixed account (if included) and the DCA fixed account, and transfer amounts to the one-year fixed account (if included);

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges for Contract Option L) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

--------------------------------------------------------------------------------
         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   33

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges (for contract Option L);

and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Guarantor Withdrawal Benefit rider;



  - Income Assurer Benefit rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an Interest Sweep strategy. Interest Sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an Interest Sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

--------------------------------------------------------------------------------
  34  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is
low...                        ARROW

                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high.         ARROW
                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your registered representative.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program" below).

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

ASSET ALLOCATION PROGRAM


For contracts purchased before May 1, 2006, we offered an asset allocation program called Portfolio Navigator. You could elect to participate in the asset allocation program, and there is no additional charge. If you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you are required to participate in the PN program under the terms of the rider.


This asset allocation program allows you to allocate your contract value to a model portfolio that consists of subaccounts and may include certain GPAs and/or the one-year fixed account (if available under the asset allocation program), which represent various asset classes. By spreading your contract value among these various asset classes, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will occur.

Asset allocation does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall. If you choose or are required to participate in the asset allocation program, you are responsible for
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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   35
determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool that can help you determine which model portfolio is suited to your needs based on factors such as your investment goals, your tolerance for risk, and how long you intend to invest.

Currently, there are five model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. You are allowed to request a change to another model portfolio twice per contract year. Each model portfolio specifies allocation percentages to each of the subaccounts and any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the asset allocation program, you authorize us to invest your contract value in the subaccounts and any GPAs and/or one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. You also authorize us to automatically rebalance your contract value quarterly beginning three months after the effective date of your contract in order to maintain alignment with the allocation percentages specified in the model portfolio.

Special rules will apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio); and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio (see "Guarantee Period
  Accounts -- Market Value Adjustment").

Under the asset allocation program, the subaccounts, any GPAs and/or the one-year fixed account (if included) that make up the model portfolio you selected and the allocation percentages to those subaccounts, any GPAs and/or the one-year fixed account (if included) will not change unless we adjust the composition of the model portfolio to reflect the liquidation, substitution or merger of an underlying fund, a change of investment objective by an underlying fund or when an underlying fund stops selling its shares to the variable account. We reserve the right to change the terms and conditions of the asset allocation program upon written notice to you.

If permitted under applicable securities law, we reserve the right to:

- reallocate your current model portfolio to an updated version of your current model portfolio; or

- substitute a fund of funds for your current model portfolio.

We also reserve the right to discontinue the asset allocation program. We will give you 30 days' written notice of any such change.

If you elected to participate in the asset allocation program, you may discontinue your participation in the program at any time by giving us written notice. Upon cancellation, automated rebalancing associated with the asset allocation program will end. You can elect to participate in the asset allocation program again at any time.


REQUIRED USE OF ASSET ALLOCATION PROGRAM WITH ACCUMULATION PROTECTOR BENEFIT RIDER, GUARANTOR WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT RIDER



If you are required to participate in the asset allocation program because you purchased an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider, you may not discontinue your participation in the asset allocation program unless permitted by the terms of the rider as summarized below:



- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the asset allocation program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS UNTIL THE END OF THE WAITING PERIOD.



- GUARANTOR WITHDRAWAL BENEFIT RIDER: Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT RIDER: You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of

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  36  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
  the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN ONE OF THE MODEL PORTFOLIOS DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT RIDER IS IN EFFECT.


PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section replaces the previously offered asset allocation program described above for owners of all contracts purchased on or after May 1, 2006 and for contract owners who choose to move from the previously offered asset allocation program to the PN program or who add the PN program on or after May 1, 2006. The PN program is available for nonqualified annuities and for qualified annuities.


The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective (underlying fund), and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract purchased after May 1, 2006 includes an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit for Life rider (if available in your state, otherwise the Guarantor Withdrawal Benefit rider) or Income Assurer Benefit rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program, carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.



SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at or before the time they enroll in the PN program.


Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.


We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflict of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICT OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Series Trust funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Series Trust funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that


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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   37

RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.


As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Series Trust funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Series Trust funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may believe that certain RiverSource Variable Series Trust funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.


RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

- no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new

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  38  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.


In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit rider, Guarantor Withdrawal Benefit for Life rider, Guarantor Withdrawal Benefit rider or Income Assurer Benefit rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the Guarantor Withdrawal Benefit for Life rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.


We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

- cancel required participation in the program after 30 days written notice;

- substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

- discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


The investment advisory agreement will terminate automatically in the event that we are notified of a death which results in a death benefit becoming payable under the contract. In this case, your investment advisory relationship with RiverSource Investments and the notification of future reassessments will cease, but prior instructions provided by you in connection with your participation in the PN program will continue (e.g., rebalancing instructions provided to insurer).


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.

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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   39

PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT RIDER, GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER, GUARANTOR WITHDRAWAL BENEFIT RIDER OR INCOME ASSURER BENEFIT RIDER



If you purchase the optional Accumulation Protector Benefit rider, the optional Guarantor Withdrawal Benefit for Life rider, the optional Guarantor Withdrawal Benefit rider or the optional Income Assurer Benefit rider, you are required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER: The Guarantor Withdrawal Benefit for Life rider requires that your contract value be invested in one of the model portfolios for the life of the contract. Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- GUARANTOR WITHDRAWAL BENEFIT RIDER: In those states where the Guarantor Withdrawal Benefit for Life rider is not available, you may purchase the Guarantor Withdrawal Benefit rider. Because the Guarantor Withdrawal Benefit rider requires that your contract value be invested in one of the model portfolios for the life of the contract, and you cannot terminate the Guarantor Withdrawal Benefit rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE GUARANTOR WITHDRAWAL BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.



- INCOME ASSURER BENEFIT RIDER: You can terminate the Income Assurer Benefit rider during a 30-day period after the first rider anniversary and at any time after the expiration of the waiting period. At all other times, if you do not want to participate in any of the model portfolios, you must terminate you contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. As long as the Income Assurer Benefit rider is in effect, your contract value must be invested in one of the model portfolios. THEREFORE, YOU SHOULD NOT SELECT THE INCOME ASSURER BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) DURING THE PERIOD OF TIME THE INCOME ASSURER BENEFIT RIDER IS IN EFFECT.


OPTIONAL PN PROGRAM


If you do not select the optional Accumulation Protector Benefit rider, the optional Guarantor Withdrawal Benefit for Life rider, the optional Guarantor Withdrawal Benefit rider or the optional Income Assurer Benefit rider with your contract, you may elect to participate in the PN program.


You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your policy value according to the percentage that you then choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.


You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. Your participation in the PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date, or when your contract terminates for any reason.


TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount, GPAs, the one-year fixed account, or the DCA fixed account, to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to the DCA fixed account.

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  40  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account (if included) at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from the one-year fixed account (if included) to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. For Contract Option L, the amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value; transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. For Contract Option C, transfers out of the one-year fixed account may not be available or may be significantly limited. See your contract for the actual terms of the one-year fixed account you purchased. For both Contract Option L and Contract Option C, we reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

- Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and the DCA fixed account.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE OR LESS RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   41

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;


- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under our automated transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW

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  42  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN
UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT
IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will be able to do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our administrative office:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers or withdrawals:  Contract value or entire account balance

* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your subaccounts, the one-year fixed account or GPAs or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA fixed account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                           $250 quarterly, semiannually or annually

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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   43

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

WITHDRAWALS

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our administrative office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our administrative office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")


Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the Guarantor Withdrawal Benefit for Life rider or the Guarantor Withdrawal Benefit rider, your benefits under the rider may be reduced (see "Optional Benefits").


In addition, withdrawals you are required to take to satisfy RMDs may reduce the value of certain death benefits and optional benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts and GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. After executing a partial withdrawal, the value in each subaccount, one-year fixed account or GPA must be either zero or at least $50.

RECEIVING PAYMENT

By regular or express mail:

- payable to owner;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.

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  44  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;


  - you severed employment with the employer who purchased the contract;



  - the distribution is because of your death;



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (see "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have an Income Assurer Benefit and/or Benefit Protector Plus riders, the riders will terminate upon transfer of ownership of the annuity contract. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders will continue upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:


- Return of Purchase Payment (ROP) Death Benefit;



- Maximum Anniversary Value (MAV) Death Benefit;



- 5% Accumulation Death Benefit;

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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   45

- Enhanced Death Benefit (EDB).


If it is available in your state and if both you and the annuitant are age 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are age 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

  ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV       =   PW X DB
    DEATH BENEFITS)                                                  ------------
                                                                     CV

  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  DB = the death benefit on the date of (but prior to) the partial withdrawal

  CV = contract value on the date of (but prior to) the partial withdrawal

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

- minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.

Thereafter, we continue to add subsequent amounts allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

  5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR ADJUSTED       =   PWT X VAF
    PARTIAL WITHDRAWALS                                              ---------------
                                                                     SV

  PWT   =   the amount transferred from the subaccounts or the DCA fixed account or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the
            subaccounts or the DCA fixed account.
  VAF   =   variable account floor on the date of (but prior to) the
            transfer or partial withdrawal.
  SV    =   value of the subaccounts and the DCA fixed account on the
            date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payment withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payment in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the Variable Account Floor is 200% of the sum of the purchase payments allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or the DCA fixed account.


NOTE: The 5% variable account floor is calculated differently and is not the same value as the Income Assurer Benefit 5% variable account floor.


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  46  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1. contract value; or

2. total purchase payments minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix D.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (see "Optional Benefits.")


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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   47

If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.

QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option L from that point forward. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Income Assurer Benefit and Benefit Protector Plus riders, if selected, will terminate. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders, if selected, will continue. Continuance of the Benefit Protector is optional. (see "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.

- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS


ACCUMULATION PROTECTOR BENEFIT RIDER



The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:



ON THE BENEFIT DATE, IF:                         THEN YOUR ACCUMULATION PROTECTOR BENEFIT RIDER BENEFIT IS:
The Minimum Contract Accumulation Value          The contract value is increased on the benefit date to
(defined below) as determined under the          equal the Minimum Contract Accumulation Value as
Accumulation Protector Benefit rider is          determined under the Accumulation Protector Benefit rider
greater than your contract value,                on the benefit date.
The contract value is equal to or greater than   Zero; in this case, the Accumulation Protector Benefit
the Minimum Contract Accumulation Value as       rider ends without value and no benefit is payable.
determined under the Accumulation Protector
Benefit rider,



If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.



If this rider is available in your state, you may elect the Accumulation Protector Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it, except as described in the "Terminating the Rider" section below. An additional charge for the


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


Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit rider may not be purchased with the optional Guarantor Withdrawal Benefit for Life rider, or the Guarantor Withdrawal Benefit rider or any Income Assurer Benefit rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit rider may not be available in all states.



You should consider whether a Accumulation Protector Benefit rider is appropriate for you because:


- you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts and GPAs (if included) and one-year fixed account (if included) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, one-year fixed account (if included) and GPAs that are available under the contract to contract owners who do not elect this rider;


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;



- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial withdrawals, including those you take to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;



- if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;



- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and



- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit rider charge to increase (see "Charges").



Be sure to discuss with your investment professional whether a Accumulation Protector Benefit rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:


BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.


MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.


ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

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

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.


When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit rider at that time for new contract owners. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.


The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION


If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.


TERMINATING THE RIDER

The rider will terminate under the following conditions:

The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full withdrawal; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.

For an example, see Appendix E.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER



The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if:


- you purchase your contract on or after May 1, 2006(1);

- the rider is available in your state; and

- you and the annuitant are 80 or younger on the date the contract is issued.


(1) The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.



You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.


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  50  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.


Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.


The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and do not intend to elect an annuity payout and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:


(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA [under the basic withdrawal benefit] is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).


Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:


- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year;

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below). Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   51

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.


You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:


- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

     (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contract); or

     (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.


  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.


- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program.") Subject to state restrictions, we reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the specified amount of withdrawal available under the rider. Partial withdrawals in any contract year that exceed the guaranteed amount available for withdrawal may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider,

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  there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced.
  See Appendix G for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation.


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.


- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect an Income Assurer Benefit rider or the Accumulation Protector Benefit rider.



- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.


- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal procedures described below for the GBA, RBA and ALP.

For an example, see Appendix F.


KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER ARE DESCRIBED BELOW:


PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

The GBA is determined at the following times, calculated as described:

- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

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

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal that payment's GBA.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).
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- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:

- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.

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- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. Please note that if the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from this contract and the RMD calculated separately for this contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds the RBP or RALP will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is the life expectancy RMD for this contract alone, and

- The RMD amount is based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of this rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above.

See Appendix G for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

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ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up and it is also possible for the RBA and GBA to step up even if the ALP and the RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but never less than zero.


SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:


- The GBA, RBA, and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but will never be less than zero.

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- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to equal to the ALP less all prior withdrawals made in the current contract year, but never less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

   (a) receive the remaining schedule of GBPs until the RBA equals zero; or

   (b) wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

   We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

   (a) the remaining schedule of GBPs until the RBA equals zero; or

   (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

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The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:


- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.


AT DEATH: If the contract value is greater than zero, then the Guarantor Withdrawal Benefit for Life rider will terminate when the death benefit becomes payable (see "Benefits in Case of Death"). The beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).


If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.


CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows:


- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the anniversary contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to equal the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to equal the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.


GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. In addition to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life rider.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time

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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   59
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but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION


The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:


1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.


GUARANTOR WITHDRAWAL BENEFIT RIDER



The Guarantor Withdrawal Benefit rider is an optional benefit that you may select for an additional annual charge if:



- you purchase your contract on or after May 1, 2006(1),(2) in those states where the Guarantor Withdrawal Benefit for Life rider is not available(3);


- you and the annuitant are 79 or younger on the date the contract is issued.

(1) The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.
(2) The disclosures in this section also apply to contract owners who purchased this rider on or after April 29, 2005. In previous disclosures, we have referred to this rider as Rider A. We also offered an earlier version of this rider, previously referred to as Rider B. See Appendix H for information regarding Rider B which is no longer offered. See the rider attached to your contract for the actual terms of the benefit you purchased.
(3)  Ask your investment professional if this rider is available in your state.


You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefit (see

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"Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:



- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this Guarantor Withdrawal Benefit rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program and Portfolio Navigator Asset Allocation Program.");


- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments.

- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.


GUARANTEED BENEFIT AMOUNT


The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, adjusted for subsequent purchase payments, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.


The GBA is determined at the following times:


- At contract issue -- the GBA is equal to the initial purchase payment;



- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment plus any purchase payment credit. The total GBA when an additional purchase payment is added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;


- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

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- When you make a partial withdrawal:


  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;



  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;



  c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;


GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:


- At contract issue -- the RBA is equal to the initial purchase payment;



- When you make additional purchase payments -- each additional purchase payment has its own RBA equal to the amount of the purchase payment. The total RBA when an additional purchase payment is added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;


- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;


  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups.


RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary (see "Elective Step Up" above). The GBP is equal to 7% of the GBA.

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Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted. The GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

Under both the original and enhanced riders, if you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.


Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.


Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- If you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

- If you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

- If you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract value on the valuation date we receive your written request to step up is greater than the RBA. The elective step up will be determined as follows:

- The effective date of the elective step up is the valuation date we receive your written request to step up.

- The RBA will be increased to an amount equal to the contract value on the valuation date we receive your written request to step up.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract value on the valuation date we receive your written request to step up.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up less any withdrawals made during that contract year.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

- The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.
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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   63
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- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

- The RBP will be reset as follows:

(a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

(b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A surviving spouse may elect a spousal continuation step up by written request within 30 days following the spouse's election to continue the contract. This step up may be made even if withdrawals have been taken under the contract during the first three years. Under this step up, the RBA will be reset to the greater of the RBA or the contract value on the valuation date we receive the spouse's written request to step up; the GBA will be reset to the greater of the GBA or the contract value on the same valuation date. If a spousal continuation step up is elected and we have increased the charge for the rider for new contract owners, the spouse will pay the charge that is in effect on the valuation date we receive the written request to step up.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION

Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor(SM) Withdrawal Benefit.

Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

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IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.


If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.


For an example, see Appendix J.


INCOME ASSURER BENEFIT RIDERS



There are three optional Income Assurer Benefit riders available under your contract:



- Income Assurer Benefit - MAV;



- Income Assurer Benefit - 5% Accumulation Benefit Base; or



- Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.



The Income Assurer Benefit riders are intended to provide you with a guaranteed minimum income regardless of the volatility inherent in the investments in the subaccounts. The riders benchmark the contract growth at each anniversary against several comparison values and set the guaranteed income benefit base (described below) equal to the largest value. The guaranteed income benefit base, less any applicable premium tax, is the value we apply to the guaranteed annuity purchase rates stated in Table B of the contract to calculate the minimum annuity payouts you will receive if you exercise the rider. If the guaranteed income benefit base is greater than the contract value, the guaranteed income benefit base may provide a higher annuity payout level than is otherwise available. However, the riders use guaranteed annuity purchase rates which may result in annuity payouts that are less than those using the annuity purchase rates that we may apply at annuitization under the standard contract provisions. Therefore, the level of income provided by the riders may be less than the contract otherwise provides. If the annuity payouts through the standard contract provisions are more favorable than the payouts available through the riders, you will receive the higher standard payout option. The guaranteed income benefit base does not create contract value or guarantee the performance of any investment option.



The general information in this section applies to each Income Assurer Benefit rider. This section is followed by a description of each specific Income Assurer Benefit rider and how it is calculated.



You should consider whether an Income Assurer Benefit rider is appropriate for you because:


- you must participate in the Portfolio Navigator program if you purchase a contract on or after May 1, 2006 with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). If you selected this rider before May 1, 2006, you must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006. The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, the one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to other contract owners who do not elect this rider. (See "Making the Most of Your Contract -- Asset Allocation Program" and "Portfolio Navigator Asset Allocation Program.");


- if you are purchasing the contract as a qualified annuity, such as an IRA, you are planning to begin annuity payouts after the date on which minimum distributions required by the Code must begin, you should consider whether an Income Assurer Benefit is appropriate for you (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Partial withdrawals you take from the contract, including those used to satisfy RMDs will reduce the guaranteed income benefit base (defined below), which in turn may reduce or eliminate the amount of any annuity payouts available under the rider. Consult a tax advisor before you purchase any Income Assurer Benefit rider with a qualified annuity;



- you must hold the Income Assurer Benefit for 10 years unless you elect to terminate the rider within 30 days following the first anniversary after the effective date of the rider;



- you can only exercise the Income Assurer Benefit within 30 days after a contract anniversary following the expiration of the 10-year waiting period;



- the 10-year waiting period may be restarted if you elect to change the Portfolio Navigator model portfolio to one that causes the rider charge to increase (see "Charges -- Income Assurer Benefit"); and


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- the Income Assurer Benefit rider terminates* on the contract anniversary after the annuitant's 86th birthday.



* The rider and annual fee terminate on the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.



If the Income Assurer Benefit rider is available in your state and the annuitant is 75 or younger at contract issue, you may choose this optional benefit at the time you purchase your contract for an additional charge. The amount of the charge is determined by the Income Assurer Benefit rider you select (see "Charges -- Income Assurer Benefit Rider Fee"). The effective date of the rider will be the contract issue date. The Accumulation Protector Benefit, the Guarantor Withdrawal Benefit for Life and the Guarantor Withdrawal Benefit riders are not available with any Income Assurer Benefit rider. If the annuitant is between age 73 and age 75 at contract issue, you should consider whether a Income Assurer Benefit rider is appropriate for your situation because of the 10-year waiting period requirement. Be sure to discuss with your investment professional whether an Income Assurer Benefit rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE INCOME ASSURER BENEFIT RIDERS IN THE SECTIONS BELOW:



GUARANTEED INCOME BENEFIT BASE: The guaranteed income benefit base is the value that will be used to determine minimum annuity payouts when the rider is exercised. It is an amount we calculate, depending on the Income Assurer Benefit rider you choose, that establishes a benefit floor. When the benefit floor amount is greater than the contract value, there may be a higher annuitization payout than if you annuitized your contract without the Income Assurer Benefit. Your annuitization payout will never be less than that provided by your contract value.



EXCLUDED INVESTMENT OPTIONS: These investment options are listed in your contract under Contract Data and will include the RiverSource Variable
Portfolio - Cash Management Fund and, if available under your contract, GPAs and one-year fixed account. Excluded investment options are not used in the calculation of this riders' variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.


EXCLUDED PAYMENTS: These are purchase payments paid in the last five years before exercise of the benefit which we reserve the right to exclude from the calculation of the guaranteed income benefit base.

PROPORTIONATE ADJUSTMENTS FOR PARTIAL WITHDRAWALS: These are calculated as the product of (a) times (b) where:

(a) is the ratio of the amount of the partial withdrawal (including any withdrawal charges or MVA) to the contract value on the date of (but prior
    to) the partial withdrawal; and

(b) is the benefit on the date of (but prior to) the partial withdrawal.


PROTECTED INVESTMENT OPTIONS: All investment options available under this contract that are not defined as Excluded investment options under contract data are known as protected investment options for purposes of this rider and are used in the calculation of the variable account floor for the Income Assurer Benefit - 5% Accumulation Benefit Base and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base.


WAITING PERIOD: This rider can only be exercised after the expiration of a 10-year waiting period. We reserve the right to restart the waiting period if you elect to change your model portfolio to one that causes the rider charge to increase.


THE FOLLOWING ARE GENERAL PROVISIONS THAT APPLY TO EACH INCOME ASSURER BENEFIT:


EXERCISING THE RIDER

Rider exercise conditions are:


- you may only exercise the Income Assurer Benefit rider within 30 days after any contract anniversary following the expiration of the waiting period;


- the annuitant on the retirement date must be between 50 to 86 years old; and

- you can only take an annuity payment in one of the following annuity payout plans:

  Plan A -- Life Annuity - No Refund;

  Plan B -- Life Annuity with Ten or Twenty Years Certain;

  Plan D -- Joint and Last Survivor Life Annuity - No Refund;

         -- Joint and Last Survivor Life Annuity with Twenty Years Certain; or

  Plan E -- Twenty Years Certain.


After the expiration of the waiting period, the Income Assurer Benefit rider guarantees a minimum amount of fixed annuity lifetime income during annuitization or the option of variable annuity payouts with a guaranteed minimum initial payment or a combination of the two options.


If your contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time, the contract and all its riders, including this rider, will terminate without value and no benefits will be paid on account of

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such termination. Exception: if you are still living, and the annuitant is between 50 and 86 years old, an amount equal to the guaranteed income benefit base will be paid to you under the annuity payout plan and frequency that you select, based upon the fixed or variable annuity payouts described above. The guaranteed income benefit base will be calculated and annuitization will occur at the following times.

- If the contract value falls to zero during the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur on the valuation date after the expiration of the waiting period, or when the annuitant attains age 50 if later.

- If the contract value falls to zero after the waiting period, the guaranteed income benefit base will be calculated and annuitization will occur immediately, or when the annuitant attains age 50 if later.

Fixed annuity payouts under this rider will occur at the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" with 100% Projection Scale G and a 2.0% interest rate, for contracts purchased on or after May 1, 2006 and if available in your state(1). These are the same rates used in Table B of the contract (see "The Annuity Payout Period -- Annuity Tables"). Your annuity payouts remain fixed for the lifetime of the annuity payout period.

(1) For all other contracts, the guaranteed annuity purchase rates are based on the "1983 Individual Annuitant Mortality Table A" with 100% Projection Scale and a 2.0% interest rate.

First year variable annuity payouts are calculated in the same manner as fixed annuity payouts. Once calculated, your variable annuity payouts remain unchanged for the first year. After the first year, subsequent annuity payouts are variable and depend on the performance of the subaccounts you select. Variable annuity payouts after the first year are calculated using the following formula:

 Pt-1 (1 + I)
 ------------    = Pt
     1.05

Pt-1   = prior annuity payout
Pt     = current annuity payout
i      = annualized subaccount performance

Each subsequent variable annuity payout could be more or less than the previous variable annuity payout if the subaccount investment performance is greater or less than the 5% assumed investment rate. If your subaccount performance equals 5%, your variable annuity payout will be unchanged from the previous variable annuity payout. If your subaccount performance is in excess of 5%, your variable annuity payout will increase from the previous variable annuity payout. If your subaccount investment performance is less than 5%, your variable annuity payout will decrease from the previous variable annuity payout.

TERMINATING THE RIDER

Rider termination conditions are:

- you may terminate the rider within 30 days following the first anniversary after the effective date of the rider;

- you may terminate the rider any time after the expiration of the waiting period;

- the rider will terminate on the date you make a full withdrawal from the contract, or annuitization begins, or on the date that a death benefit is payable; and


- the rider will terminate* 30 days following the contract anniversary after the annuitant's 86th birthday.


* The rider and annual fee terminate 30 days following the contract anniversary after the annuitant's 86th birthday, however, if you exercise the Income Assurer Benefit rider before this time, your benefits will continue according to the annuity payout plan you have selected.



YOU MAY SELECT ONE OF THE INCOME ASSURER BENEFIT RIDERS DESCRIBED BELOW:



INCOME ASSURER BENEFIT - MAV



The guaranteed income benefit base for the Income Assurer Benefit - MAV is the greater of these three values:


1. contract value; or

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3. the maximum anniversary value.

MAXIMUM ANNIVERSARY VALUE (MAV) - is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments made to the contract minus proportionate adjustments for partial withdrawals.

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

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by proportionate adjustments for partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments; or

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the MAV, less market value adjusted excluded payments.

MARKET VALUE ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded purchase payment multiplied by the ratio of the current contract value over the estimated contract value on the anniversary prior to such purchase payment. The estimated contract value at such anniversary is calculated by assuming that payments, and partial withdrawals occurring in a contract year take place at the beginning of the year for that anniversary and every year after that to the current contract year.


INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE


The guaranteed income benefit base for the Income Assurer Benefit - 5% Accumulation Benefit Base is the greater of these three values:

1. contract value; or

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor.


5% VARIABLE ACCOUNT FLOOR - is equal to the contract value in the excluded investment options plus the variable account floor. The Income Assurer Benefit 5% variable account floor is calculated differently and is not the same value as the death benefit 5% variable account floor.


The variable account floor is zero from the effective date of this rider and until the first contract anniversary after the effective date of this rider. On the first contract anniversary after the effective date of this rider the variable account floor is:

- the total purchase payments made to the protected investment options minus adjusted partial withdrawals and transfers from the protected investment options; plus

- an amount equal to 5% of your initial purchase payment allocated to the protected investment options.

On any day after the first contract anniversary following the effective date of this rider, when you allocate additional purchase payments to or withdraw or transfer amounts from the protected investment options, we adjust the variable account floor by adding the additional purchase payment and subtracting adjusted withdrawals and adjusted transfers. On each subsequent contract anniversary after the first anniversary of the effective date of this rider, prior to the earlier of your or the annuitant's 81st birthday, we increase the variable account floor by adding the amount ("roll-up amount") equal to 5% of the prior contract anniversary's variable account floor.

The amount of purchase payments withdrawn from or transferred between the excluded investment options and the protected investment options is calculated as (a) times (b) where:

(a) is the amount of purchase payments in the investment options being withdrawn or transferred on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount of the transfer or withdrawal to the value in the investment options being withdrawn or transferred on the date of (but prior to) the current withdrawal or transfer.

The roll-up amount prior to the first anniversary is zero. Also, the roll-up amount on every anniversary after the earlier of your or the annuitant's 81st birthday is zero.

Adjusted withdrawals and adjusted transfers for the variable account floor are equal to the amount of the withdrawal or transfer from the protected investment options as long as the sum of the withdrawals and transfers from the protected investment options in a contract year do not exceed the roll-up amount from the prior contract anniversary.

If the current withdrawal or transfer from the protected investment options plus the sum of all prior withdrawals and transfers made from the protected investment options in the current policy year exceeds the roll-up amount from the prior contract anniversary we will calculate the adjusted withdrawal or adjusted transfer for the variable account floor as the result of (a) plus [(b) times (c)] where:

(a) is the roll-up amount from the prior contract anniversary less the sum of any withdrawals and transfers made from the protected investment options in the current policy year but prior to the current withdrawal or transfer. However, (a) can not be less than zero; and
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  68  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS
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(b) is the variable account floor on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a); and

(c) is the ratio of [the amount of the current withdrawal (including any withdrawal charges or MVA) or transfer from the protected investment options less the value from (a)] to [the total in the protected investment options on the date of (but prior to) the current withdrawal or transfer from the protected investment options less the value from (a)].

This method is greater than a dollar-for-dollar reduction, and could potentially deplete the maximum benefit faster than the dollar-for-dollar reduction.

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF THESE THREE VALUES:

1. contract value less the market value adjusted excluded payments (described above); or

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals; or

3. the 5% variable account floor, less 5% adjusted excluded payments.

5% ADJUSTED EXCLUDED PAYMENTS are calculated as the sum of each excluded payment accumulated at 5% for the number of full contract years they have been in the contract.


INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION BENEFIT BASE



The guaranteed income benefit base for the Income Assurer Benefit -- Greater of MAV or 5% Accumulation Benefit Base is the greater of these four values:


1. the contract value;

2. the total purchase payments made to the contract minus proportionate adjustments for partial withdrawals;

3. the MAV (described above); or

4. the 5% variable account floor (described above).

IF WE EXERCISE OUR RIGHT TO NOT REFLECT EXCLUDED PAYMENTS IN THE CALCULATION OF THE GUARANTEED INCOME BENEFIT BASE, WE WILL CALCULATE THE GUARANTEED INCOME BENEFIT BASE AS THE GREATEST OF:

1. contract value less the market value adjusted excluded payments (described above);

2. total purchase payments, less excluded payments, less proportionate adjustments for partial withdrawals;

3. the MAV, less market value adjusted excluded payments (described above); or

4. the 5% variable account floor, less 5% adjusted excluded payments (described above).


For an example of how benefits under each Income Assurer Benefit rider are calculated, see Appendix K.


OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)



The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.



The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


- the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.

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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   69

EARNINGS AT DEATH: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.



TERMINATING THE BENEFIT PROTECTOR


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.


For an example, see Appendix L.


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)



The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are 70 or older at the rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.



If this rider is available in your state and both you and the annuitant are 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is available only for transfers, exchanges, or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.



The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the benefits payable under the Benefit Protector described above, plus


- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                       PERCENTAGE IF YOU AND THE ANNUITANT ARE    PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR          UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                              0%                                          0%
 Three and Four                          10%                                       3.75%
 Five or more                            20%                                        7.5%


Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


- the ROP death benefit (see "Benefits in Case of Death") plus:

                             IF YOU AND THE ANNUITANT ARE UNDER
CONTRACT YEAR          AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .
 One            Zero
 Two            40% X earnings at death (see above)
 Three & Four   40% X (earnings at death + 25% of initial purchase payment*)
 Five or more   40% X (earnings at death + 50% of initial purchase payment*)

                             IF YOU OR THE ANNUITANT ARE AGE 70
CONTRACT YEAR         OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
 One            Zero
 Two            15% X earnings at death
 Three & Four   15% X (earnings at death + 25% of initial purchase payment*)
 Five or more   15% X (earnings at death + 50% of initial purchase payment*)

* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.

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  70  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

TERMINATING THE BENEFIT PROTECTOR PLUS


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix M.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the subaccounts to provide variable annuity payouts. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the DCA fixed account are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS


You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us. Some of the annuity payout plans may not be available if you have selected the Income Assurer Benefit rider.


- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   71

- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN (under the Income Assurer Benefit rider: you may select life annuity with ten or 20 years certain): We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.



- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND (not available under the Income Assurer Benefit rider): We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.


- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect (under the Income Assurer Benefit rider, you may elect a payout period of 20 years only). We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. (Exception: If you have an Income Assurer Benefit rider and elect this annuity payout plan based on the Guaranteed Income Benefit Base, a lump sum payout is unavailable.) We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will vary between 6.55% and 8.15% depending on the applicable contract option and the applicable assumed investment rate. (See
  "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.").



- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE OR GUARANTOR WITHDRAWAL BENEFIT RIDER): This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional Benefits -- Guarantor Withdrawal Benefit for Life Rider" or "Optional Benefits -- Guarantor Withdrawal Benefit Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

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IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

TAXES


Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.



You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);


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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   73

- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;


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  74  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;



- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.



OTHER



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.


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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   75

VOTING RIGHTS

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT


- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.


- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professionals sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.

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  76  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PAYMENTS WE MAKE TO SELLING FIRMS


- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 6.0% each time a purchase payment is made for contract Option L and 1% for contract Option C. We may also pay ongoing trail commissions of up to 1.00% of the contract value. We do not pay or withhold payment of trail commissions based on which investment options you select.


- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for both contract options offered for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and,

- fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   77

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement and other materials we file. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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  78  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                                   APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE


APPENDIX NAME                                          PAGE #    CROSS-REFERENCE                                           PAGE #
 Appendix A: Example -- Market Value Adjustment (MVA)  p.  80    Guarantee Period Accounts (GPAs)                          p.  22
 Appendix B: Example -- Income Assurer Benefit Rider             Charges -- Income Assurer Benefit Rider Fee
 Fee                                                   p.  82                                                              p.  32
 Appendix C: Example -- Withdrawal Charges for                   Charges -- Withdrawal Charge
 Contract Option L                                     p.  83                                                              p.  28
 Appendix D: Example -- Death Benefits                 p.  88    Benefits in Case of Death                                 p.  45
 Appendix E: Example -- Accumulation Protector                   Optional Benefits -- Accumulation Protector Benefit
 Benefit Rider                                         p.  91    Rider                                                     p.  48
 Appendix F: Example -- Guarantor Withdrawal Benefit             Optional Benefits -- Guarantor Withdrawal Benefit for
 for Life Rider                                        p.  93    Life Rider                                                p.  50
 Appendix G: Guarantor Withdrawal Benefit for Life               Optional Benefits -- Guarantor Withdrawal Benefit for
 Rider -- Additional RMD Disclosure                    p.  95    Life Rider                                                p.  50
 Appendix H: Example -- Guarantor Withdrawal                     Optional Benefits -- Guarantor Withdrawal Benefit Rider
 Benefit -- Rider B Disclosure                         p.  97                                                              p.  60
 Appendix I: Guarantor Withdrawal Benefit                        Optional Benefits -- Guarantor Withdrawal Benefit Rider
 Rider -- Additional RMD Disclosure                    p. 102                                                              p.  60
 Appendix J: Example -- Guarantor Withdrawal Benefit             Optional Benefits -- Guarantor Withdrawal Benefit Rider
 Rider                                                 p. 103                                                              p.  60
 Appendix K: Example -- Income Assurer Benefit Riders  p. 105    Optional Benefits -- Income Assurer Benefit Riders        p.  65
 Appendix L: Example -- Benefit Protector Death                  Optional Benefits -- Benefit Protector Death Benefit
 Benefit Rider                                         p. 110    Rider                                                     p.  69
 Appendix M: Example -- Benefit Protector Plus Death             Optional Benefits -- Benefit Protector Plus Death
 Benefit Rider                                         p. 112    Benefit Rider                                             p.  70
 Appendix N: Condensed Financial Information                     Condensed Financial Information (Unaudited)
 (Unaudited)                                           p. 114                                                              p.  12


The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices D through F and J through M include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   79

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the Guarantee Period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(N/12)  - 1] = MVA
                                    1 + J + .001

      Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new Guaranteed Period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current Guarantee Period
                (rounded up).

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year Guarantee Period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option L. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also

--------------------------------------------------------------------------------
  80 WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge under contract Option L), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for Guarantee Period durations equaling the remaining Guarantee Period of the GPA to which the formula is being applied.

--------------------------------------------------------------------------------
         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   81

APPENDIX B: EXAMPLE -- INCOME ASSURER BENEFIT RIDER FEE



EXAMPLE -- INCOME ASSURER BENEFIT RIDER FEE


ASSUMPTIONS:


- You purchase the contract with a payment of $50,000 and allocate all of your payment to the Protected Investment Options and make no transfers, add-ons or withdrawals; and



- on the first contract anniversary your total contract value is $55,545; and



- on the second contract anniversary your total contract value is $53,270.



WE WOULD CALCULATE THE GUARANTEED INCOME BENEFIT BASE FOR EACH INCOME ASSURER BENEFIT ON THE SECOND ANNIVERSARY AS FOLLOWS:



THE INCOME ASSURER BENEFIT - MAV GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:



   Purchase Payments less adjusted partial withdrawals:          $50,000
   Contract value on the second anniversary:                     $53,270
   Maximum Anniversary Value:                                    $55,545
   ---------------------------------------------------------------------
   INCOME ASSURER BENEFIT - MAV GUARANTEED INCOME BENEFIT BASE   $55,545



THE INCOME ASSURER BENEFIT - 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST OF THE FOLLOWING VALUES:



   Purchase Payments less adjusted partial withdrawals:          $50,000
   Contract value on the second anniversary:                     $53,270
   5% Variable Account Floor = 1.05 X 1.05 X $50,000             $55,125
   ---------------------------------------------------------------------
   INCOME ASSURER BENEFIT - 5% ACCUMULATION GUARANTEED INCOME
     BENEFIT BASE                                                $55,125



THE INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION GUARANTEED INCOME BENEFIT BASE IS THE GREATEST

OF THE FOLLOWING VALUES:


   Purchase Payments less adjusted partial withdrawals:          $50,000
   Contract value on the second anniversary:                     $53,270
   Maximum Anniversary Value:                                    $55,545
   5% Variable Account Floor = 1.05 X 1.05 X $50,000             $55,125
   ---------------------------------------------------------------------
   INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION
     GUARANTEED INCOME BENEFIT BASE                              $55,545



THE INCOME ASSURER BENEFIT FEE DEDUCTED FROM YOUR CONTRACT
  VALUE WOULD BE:
INCOME ASSURER BENEFIT - MAV FEE =                            0.30% X $55,545 = $166.64
INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE FEE =   0.60% X $55,125 = $330.75
INCOME ASSURER BENEFIT - MAV OR 5% ACCUMULATION BENEFIT BASE
  FEE =                                                       0.65% X $55,545 = $361.04


--------------------------------------------------------------------------------
  82  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- WITHDRAWAL CHARGES FOR CONTRACT OPTION L

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:

1. First, in each contract year, we withdraw amounts totaling:


  - up to 10% of your prior anniversary's contract value or your contract's remaining benefit payment if you elected the Guarantor Withdrawal Benefit rider and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.



  - up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected the Guarantor Withdrawal Benefit for Life rider, and the greater of your remaining annual lifetime payment and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:

       PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for Contract Option L with a four-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

--------------------------------------------------------------------------------
         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   83

FULL WITHDRAWAL CHARGE CALCULATION -- FOUR YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a four-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment; and



- You withdraw the contract for its total value in the fourth contract year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                 Contract value just prior to withdrawal:       $60,000.00           $40,000.00
                                     Contract value on prior anniversary:        58,000.00            42,000.00



WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                            Contract value just prior to withdrawal (CV):        60,000.00            40,000.00
             Less purchase payments received and not previously withdrawn
                                                                 (PPNPW):        50,000.00            50,000.00
                                                                                ----------           ----------
                       Earnings in the contract (but not less than zero):        10,000.00                 0.00

STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:        10,000.00                 0.00
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                ----------           ----------
                                            TFA (but not less than zero):        10,000.00             4,200.00

STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                Contract value withdrawn:        60,000.00            40,000.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            ACV (but not less than zero):        50,000.00            40,000.00

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            XSF (but not less than zero):             0.00             4,200.00

STEP 5.  Now we can determine how much of the PPNPW is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

                                                        XSF from Step 4 =             0.00             4,200.00
                                                        ACV from Step 3 =        50,000.00            40,000.00
                                                         CV from Step 1 =        60,000.00            40,000.00
                                                        TFA from Step 2 =        10,000.00             4,200.00
                                                      PPNPW from Step 1 =        50,000.00            50,000.00
                                                                                ----------           ----------
                                                                    PPW =        50,000.00            50,000.00


--------------------------------------------------------------------------------
  84  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
STEP 6.  We then calculate the withdrawal charge as a percentage of PPW.
         Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                     PPW:        50,000.00            50,000.00
                                                                less XSF:             0.00             4,200.00
                                                                                ----------           ----------
                            amount of PPW subject to a withdrawal charge:        50,000.00            45,800.00
                                multiplied by the withdrawal charge rate:           X 6.0%               X 6.0%
                                                                                ----------           ----------
                                                       withdrawal charge:         3,000.00             2,748.00

STEP 7.  The dollar amount you will receive as a result of your full withdrawal is determined as:
                                                Contract value withdrawn:        60,000.00            40,000.00
                                                       WITHDRAWAL CHARGE:        (3,000.00)           (2,748.00)
                         Contract charge (assessed upon full withdrawal):           (40.00)              (40.00)
                                                                                ----------           ----------
                                            NET FULL WITHDRAWAL PROCEEDS:       $56,960.00           $37,212.00


--------------------------------------------------------------------------------
         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   85

PARTIAL WITHDRAWAL CHARGE CALCULATION -- FOUR-YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a four-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment; and



- You request a net partial withdrawal of $15,000.00 in the fourth contract year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and



- You have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                            CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                 Contract value just prior to withdrawal:       $60,000.00           $40,000.00
                                     Contract value on prior anniversary:        58,000.00            42,000.00



We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.



WE CALCULATE THE WITHDRAWAL CHARGE FOR EACH ESTIMATE AS FOLLOWS:

--------------------------------------------------------------------------------



STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                            Contract value just prior to withdrawal (CV):        60,000.00            40,000.00
             Less purchase payments received and not previously withdrawn
                                                                 (PPNPW):        50,000.00            50,000.00
                                                                                ----------           ----------
                       Earnings in the contract (but not less than zero):        10,000.00                 0.00

STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                Earnings in the contract:        10,000.00                 0.00
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                ----------           ----------
                                            TFA (but not less than zero):        10,000.00             4,200.00

STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                Contract value withdrawn:        15,319.15            15,897.93
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            ACV (but not less than zero):         5,319.15            15,897.93

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                           10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                           Less earnings in the contract:        10,000.00                 0.00
                                                                                ----------           ----------
                                            XSF (but not less than zero):             0.00             4,200.00


--------------------------------------------------------------------------------
  86  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS


STEP 5.  Now we can determine how much of the PPNPW is being withdrawn
         (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

                                                        XSF from Step 4 =             0.00             4,200.00
                                                        ACV from Step 3 =         5,319.15            15,897.93
                                                         CV from Step 1 =        60,000.00            40,000.00
                                                        TFA from Step 2 =        10,000.00             4,200.00
                                                      PPNPW from Step 1 =        50,000.00            50,000.00
                                                                                ----------           ----------
                                                                    PPW =         5,319.15            19,165.51

STEP 6.  We then calculate the withdrawal charge as a percentage of PPW.
         Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                     PPW:         5,319.15            19,165.51
                                                                less XSF:             0.00             4,200.00
                                                                                ----------           ----------
                            amount of PPW subject to a withdrawal charge:         5,319.15            14,965.51
                                multiplied by the withdrawal charge rate:           X 6.0%               X 6.0%
                                                                                ----------           ----------
                                                       withdrawal charge:           319.15               897.93

STEP 7.  The dollar amount you will receive as a result of your partial withdrawal is determined as:
                                                Contract value withdrawn:        15,319.15            15,897.93
                                                       WITHDRAWAL CHARGE:          (319.15)             (897.93)
                                                                                ----------           ----------
                                         NET PARTIAL WITHDRAWAL PROCEEDS:       $15,000.00           $15,000.00


--------------------------------------------------------------------------------
         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   87

APPENDIX D: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $20,000. You select contract Option L; and



- during the first contract year you make an additional purchase payment of $5,000; and



- during the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal, including withdrawal charge; and



- during the third contract year the contract value grows to $23,000.



  WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $23,000.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------


  ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:  $23,295.45

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000. You select contract Option L; and



- on the first contract anniversary the contract value grows to $26,000; and



- during the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.



  WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS
  FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $20,500.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000
                                                                                              ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------
  3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary values:                                        $26,000.00
         plus purchase payments made since the prior anniversary:                                  +0.00
         minus the death benefit adjusted partial withdrawals, calculated as:
         $1,500 X $26,000
         ----------------  =                                                                   -1,772.73
             $22,000                                                                          ----------
         for a death benefit of:                                                              $24,227.27
                                                                                              ----------


  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $24,227.27

--------------------------------------------------------------------------------
  88  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and



- on the first contract anniversary, the GPA value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- during the second contract year the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.



  THE DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, IS CALCULATED AS
  FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $22,800.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a death benefit of:                                                              $23,456.79
                                                                                              ----------
  3. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary, calculated as: 1.05    $21,000.00
         x $20,000 =
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                  -$1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the GPA value:                                                                   +5,300.00
         5% variable account floor (value of the GPAs, one-year fixed account and the         $24,642.11
         variable account floor):
                                                                                              ----------


  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
  WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                             $24,642.11

--------------------------------------------------------------------------------
         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   89

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:


- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option L; and



- on the first contract anniversary, the GPAs value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and



- during the second contract year the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.



  THE DEATH BENEFIT, WHICH IS THE GREATEST OF FOUR VALUES, IS CALCULATED AS FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $22,800.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a ROP Death Benefit of:                                                          $23,456.79
                                                                                              ----------
  3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                                    $25,000.00
         plus purchase payments made since that anniversary:                                       +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a MAV Death Benefit of:                                                          $23,456.79
                                                                                              ----------
  4. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary,
         calculated as: 1.05 x $20,000 =                                                      $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                  -$1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the GPA value:                                                                   +5,300.00
         5% variable account floor (value of the GPAs and the variable account floor):        $24,642.11
                                                                                              ----------


  EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE
  ACCOUNT FLOOR:                                                      $24,642.11

--------------------------------------------------------------------------------
  90  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX E: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT RIDER


AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

- you make no additional purchase payments to the contract; and

- you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and

- you do not exercise the elective step up option available under the rider; and

- you do not change model portfolios.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                              MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT                                                                    ADJUSTED       ASSUMED         ASSUMED
DURATION                                        PURCHASE      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS                                        PAYMENTS    WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue                                       $125,000      $  N/A         $  N/A            N/A         $125,000      $125,000
 1                                                    0            0              0           12.0%         140,000       125,000
 2                                                    0            0              0           15.0%         161,000       128,800(2)
 3                                                    0            0              0            3.0%         165,830       132,664(2)
 4                                                    0            0              0           -8.0%         152,564       132,664
 5                                                    0        2,000          2,046          -15.0%         127,679       130,618
 6                                                    0            0              0           20.0%         153,215       130,618
 7                                                    0            0              0           15.0%         176,197       140,958(2)
 8                                                    0        5,000          4,444          -10.0%         153,577       136,513
 9                                                    0            0              0          -20.0%         122,862       136,513
 10(1)                                                0            0              0          -12.0%         108,118       136,513

(1)  The APB benefit date.
(2) These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up Option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a four-year withdrawal schedule with a payment of $125,000; and

- you make no additional purchase payments to the contract; and
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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   91

- you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and

- the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

- you do not change asset allocation models.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

               YEARS                                      MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT    REMAINING IN                                ADJUSTED       ASSUMED         ASSUMED
DURATION    THE WAITING     PURCHASE      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS       PERIOD       PAYMENTS    WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue        10         $125,000      $  N/A         $  N/A            N/A         $125,000      $125,000
 1               10(2)            0            0              0           12.0%         140,000       140,000(3)
 2               10(2)            0            0              0           15.0%         161,000       161,000(3)
 3               10(2)            0            0              0            3.0%         165,830       165,830(3)
 4                9               0            0              0           -8.0%         152,564       165,830
 5                8               0        2,000          2,558          -15.0%         127,679       163,272
 6                7               0            0              0           20.0%         153,215       163,272
 7               10(2)            0            0              0           15.0%         176,197       176,197(3)
 8                9               0        5,000          5,556          -10.0%         153,577       170,642
 9                8               0            0              0          -20.0%         122,862       170,642
 10               7               0            0              0          -12.0%         108,118       170,642
 11               6               0            0              0            3.0%         111,362       170,642
 12               5               0            0              0            4.0%         115,817       170,642
 13               4               0        7,500         10,524            5.0%         114,107       160,117
 14               3               0            0              0            6.0%         120,954       160,117
 15               2               0            0              0           -5.0%         114,906       160,117
 16               1               0            0              0          -11.0%         102,266       160,117
 17(1)            0               0            0              0           -3.0%          99,198       160,117

(1)  The APB benefit date.
(2)  The waiting period restarts when the elective step up is exercised.
(3)  These values indicate when the elective step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

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  92  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX F: EXAMPLE -- GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER


EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 60.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                 $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                            0         7,000          92,000       100,000      93,000     7,000         0
 1                              0             0          91,000       100,000      93,000     7,000     7,000
 1.5                            0         7,000          83,000       100,000      86,000     7,000         0
 2                              0             0          81,000       100,000      86,000     7,000     7,000
 5                              0             0          75,000       100,000      86,000     7,000     7,000
 5.5                            0         5,160          70,000       100,000      80,840     7,000     1,840
 6                              0             0          69,000       100,000      80,840     7,000     7,000
 6.5                            0         7,000          62,000       100,000      73,840     7,000         0
 7                              0             0          70,000       100,000      73,840     7,000     7,000
 7.5                            0        10,000          51,000        51,000(3)   51,000(3)  3,570         0
 8                              0             0          55,000        55,000      55,000     3,850     3,850


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $  N/A            $  N/A
 0.5                           N/A               N/A
 1                             N/A               N/A
 1.5                           N/A               N/A
 2                             N/A               N/A
 5                           5,160(1)          5,160(1)
 5.5                         5,160                 0
 6                           5,160             5,160
 6.5                         3,720(2)              0
 7                           4,200             4,200
 7.5                         3,060(3)              0
 8                           3,300             3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   93

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 65.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                $100,000      $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                             0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                             0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                             0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                           0         6,600         110,000       110,000     103,400     7,700     1,100
 4                             0             0         115,000       115,000     115,000     8,050     8,050
 4.5                           0         8,050         116,000       115,000     106,950     8,050         0
 5                             0             0         120,000       120,000     120,000     8,400     8,400
 5.5                           0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                             0             0         125,000       125,000     125,000     8,750     8,750


CONTRACT                 LIFETIME WITHDRAWAL BENEFIT
DURATION                 ----------------------------
IN YEARS                    ALP               RALP
 At Issue                  $6,000            $6,000
 1                          6,300             6,000(1)
 2                          6,600             6,000(1)
 3                          6,600             6,600(2)
 3.5                        6,600                 0
 4                          6,900             6,900
 4.5                        6,900(3)              0
 5                          7,200             7,200
 5.5                        7,200(4)              0
 6                          7,500             7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

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  94  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER -- ADDITIONAL RMD DISCLOSURE



This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under the Guarantor Withdrawal Benefit for Life rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal procedures described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.



For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:


(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.


    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.


(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.


    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.


(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;


(2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and


(3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);

     3. a Simplified Employee Pension plan (Section 408(k));

     4. a tax-sheltered annuity rollover (Section 403(b)).


In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.


--------------------------------------------------------------------------------
         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   95

In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.

--------------------------------------------------------------------------------
  96  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: GUARANTOR WITHDRAWAL BENEFIT -- RIDER B DISCLOSURE



GUARANTOR WITHDRAWAL BENEFIT RIDER



The Guarantor Withdrawal Benefit rider is an optional benefit that was offered for an additional annual charge if:


- you purchased your contract prior to April 29, 2005(1),(2);

- the rider was available in your state; and

- you and the annuitant were 79 or younger on the date the contract was issued.

(1) The Guarantor Withdrawal Benefit rider is not available under an inherited qualified annuity.

(2) In previous disclosure, we have referred to this rider as Rider B. This rider is no longer available for purchase. See the Guarantor Withdrawal Benefit for Life and Guarantor Withdrawal Benefit sections in this prospectus for information about currently offered versions of this benefit. See the rider attached to your contract for the actual terms of the benefit you purchased.



You must elect the Guarantor Withdrawal Benefit rider when you purchase your contract (original rider). This benefit may not be available in your state. The original rider you receive at contract issue offers an elective annual step-up and any withdrawal after a step up during the first three years is considered an excess withdrawal, as described below. The rider effective date of the original rider is the contract issue date.



We will offer you the option of replacing the original rider with a new Guarantor Withdrawal Benefit (enhanced rider), if available in your state. The enhanced rider offers an automatic annual step-up and a withdrawal after a step up during the first three years is not necessarily an excess withdrawal, as described below. The effective date of the enhanced rider will be the contract issue date except for the automatic step-up which will apply to contract anniversaries that occur after you accept the enhanced rider. The descriptions below apply to both the original and enhanced riders unless otherwise noted.



The Guarantor Withdrawal Benefit initially provides a guaranteed minimum withdrawal benefit that gives you the right to take limited partial withdrawals in each contract year that over time will total an amount equal to your purchase payments. Certain withdrawals and step ups, as described below, can cause the initial guaranteed withdrawal benefit to change. The guarantee remains in effect if your partial withdrawals in a contract year do not exceed the allowed amount. As long as your withdrawals in each contract year do not exceed the allowed amount, you will not be assessed a withdrawal charge. Under the original rider, the allowed amount is the Guaranteed Benefit Payment (GBP -- the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third contract anniversary, as described below). Under the enhanced rider, the allowed amount is equal to 7% of purchase payments for the first three years, and the GBP in all other years.


If you withdraw an amount greater than the allowed amount in a contract year, we call this an "excess withdrawal" under the rider. If you make an excess withdrawal under the rider:

- withdrawal charges, if applicable, will apply only to the amount of the withdrawal that exceeds the allowed amount;

- the guaranteed benefit amount will be adjusted as described below; and

- the remaining benefit amount will be adjusted as described below.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge (see "Charges -- Withdrawal Charge"). Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Withdrawals").


Once elected, the Guarantor Withdrawal Benefit rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin. If you select the Guarantor Withdrawal Benefit rider, you may not select an Income Assurer Benefit rider or the Accumulation Protector Benefit rider. If you exercise the annual step up election (see "Elective Step Up" and "Annual Step Up" below), the special spousal continuation step up election (see "Spousal Continuation and Special Spousal Continuation Step Up" below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").



You should consider whether the Guarantor Withdrawal Benefit is appropriate for you because:


- USE OF ASSET ALLOCATION PROGRAM REQUIRED: You must participate in the asset allocation program (see "Making the Most of Your Contract -- Asset Allocation Program"), however, you may elect to participate in the Portfolio Navigator program after May 1, 2006 (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). The Portfolio Navigator program and the asset allocation program limit your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider;

--------------------------------------------------------------------------------
         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   97

- TAX CONSIDERATIONS FOR NON-QUALIFIED ANNUITIES: Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income;

- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD. If you make a withdrawal in any contract year to satisfy an RMD, this may constitute an excess withdrawal, as defined below, and the excess withdrawal procedures described below will apply. Under the terms of the enhanced rider, we allow you to satisfy the RMD based on the life expectancy RMD for your contract and the requirements of the Code and regulations in effect when you purchase your contract, without the withdrawal being treated as an excess withdrawal. It is our current administrative practice to make the same accommodation under the original rider, however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change. See Appendix I for additional information. RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit rider may be of limited value to you. You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation;


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.

- INTERACTION WITH THE TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than GBP under this rider. Any amount you withdraw in a contract year under the contract's TFA provision that exceeds the GBP is subject to the excess withdrawal procedures for the GBA and RBA described below.


THE TERMS "GUARANTEED BENEFIT AMOUNT" AND "REMAINING BENEFIT AMOUNT" ARE DESCRIBED BELOW. EACH IS USED IN THE OPERATION OF THE GBP, THE RBP, THE ELECTIVE STEP UP, THE ANNUAL STEP UP, THE SPECIAL SPOUSAL CONTINUATION STEP UP AND THE GUARANTOR WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION.


GUARANTEED BENEFIT AMOUNT


The Guaranteed Benefit Amount (GBA) is equal to the initial purchase payment, adjusted for subsequent purchase payments, partial withdrawals in excess of the GBP, and step ups. The maximum GBA is $5,000,000.


THE GBA IS DETERMINED AT THE FOLLOWING TIMES:


- At contract issue -- the GBA is equal to the initial purchase payment;



- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment. The total GBA when an additional purchase payment is added is the sum of the individual GBAs immediately prior to the receipt of the additional purchase payment, plus the GBA associated with the additional purchase payment;


- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:


  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the GBA remains unchanged. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups;



  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. If the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:


  c) under the original rider in a contract year after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE GBA. Note that if the partial withdrawal is taken during the first three years, the GBA and the GBP are calculated after the reversal of any prior step ups:

GBA EXCESS WITHDRAWAL PROCEDURE

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

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  98  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT

The remaining benefit amount (RBA) at any point is the total guaranteed amount available for future partial withdrawals. The maximum RBA is $5,000,000.

The RBA is determined at the following times:


- At contract issue -- the RBA is equal to the initial purchase payment;



- When you make additional purchase payments -- each additional purchase payment has its own RBA equal to the amount of the purchase payment. The total RBA when an additional purchase payment is added is the sum of the individual RBAs immediately prior to the receipt of the additional purchase payment, plus the RBA associated with the additional payment;


- At step up -- (see "Elective Step Up" and "Annual Step Up" headings below).

- When you make a partial withdrawal:

  a) and all of your withdrawals in the current contract year, including the current withdrawal, are less than or equal to the GBP -- the RBA becomes the RBA immediately prior to the partial withdrawal, less the partial withdrawal. Note that if the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;


  b) and all of your withdrawals in the current contract year, including the current withdrawal, are greater than the GBP -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;



  c) under the original rider after a step up but before the third contract anniversary -- THE FOLLOWING EXCESS WITHDRAWAL PROCEDURE WILL BE APPLIED TO THE RBA. If the partial withdrawal is taken during the first three years, the RBA and the GBP are calculated after the reversal of any prior step ups;


RBA EXCESS WITHDRAWAL PROCEDURE

The RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, any reduction of the RBA will be taken out of each payment's RBA in the following manner:

The withdrawal amount up to the remaining benefit payment (defined below) is taken out of each RBA bucket in proportion to its remaining benefit payment at the time of the withdrawal; and the withdrawal amount above the remaining benefit payment and any amount determined by the excess withdrawal procedure are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT

Under the original rider, the GBP is the amount you may withdraw under the terms of the rider in each contract year, subject to certain restrictions prior to the third anniversary.

Under the enhanced rider, the GBP is the withdrawal amount that you are entitled to take each contract year after the third anniversary until the RBA is depleted.

Under both the original and enhanced riders, the GBP is the lesser of (a) 7% of the GBA; or (b) the RBA.

If you withdraw less than the GBP in a contract year, there is no carry over to the next contract year.

REMAINING BENEFIT PAYMENT

Under the original rider, at the beginning of each contract year, the remaining benefit payment (RBP) is set as the lesser of (a) the GBP, or (b) the RBA.


Under the enhanced rider, at the beginning of each contract year, during the first three years and prior to any withdrawal, the RBP for each purchase payment is set equal to that purchase payment, multiplied by 7%. At the beginning of any other contract year, each individual RBP is set equal to each individual GBP.


Each additional purchase payment has its own RBP established equal to that payment's GBP. The total RBP is equal to the sum of the individual RBPs.

Whenever a partial withdrawal is made, the RBP equals the RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero.

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         WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   99

ELECTIVE STEP UP (UNDER THE ORIGINAL RIDER ONLY)

You have the option to increase the RBA, the GBA, the GBP and the RBP beginning with the first contract anniversary. An annual elective step up option is available for 30 days after the contract anniversary. The elective step up option allows you to step up the remaining benefit amount and guaranteed benefit amount to the contract value on the valuation date we receive your written request to step up.

The elective step up is subject to the following rules:

- if you do not take any withdrawals during the first three contract years, you may step up annually beginning with the first contract anniversary;

- if you take any withdrawals during the first three contract years, the annual elective step up will not be available until the third contract anniversary;

- if you step up but then take a withdrawal prior to the third contract anniversary, you will lose any prior step ups and the withdrawal will be considered an excess withdrawal subject to the GBA and RBA excess withdrawal procedures discussed under the "Guaranteed Benefit Amount" and "Remaining Benefit Amount" headings above; and

- you may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

You may only step up if your contract anniversary value is greater than the RBA. The elective step up will be determined as follows: The effective date of the elective step up is the contract anniversary.

- The RBA will be increased to an amount equal to the contract anniversary value.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the elective step up; or (b) the contract anniversary value.

- The GBP will be increased to an amount equal to the greater of (a) the GBP immediately prior to the elective step up; or (b) 7% of the GBA after the elective step up.

- The RBP will be increased to the lesser of (a) the RBA after the elective step up; or (b) the GBP after the elective step up.

You may elect a step up only once each contract year within 30 days after the contract anniversary. Once a step up has been elected, another step up may not be elected until the next contract anniversary.

ANNUAL STEP UP (UNDER THE ENHANCED RIDER ONLY)

Beginning with the first contract anniversary after you accept the enhanced rider, an increase of the RBA, the GBA, the GBP and the RBP may be available. A step up does not create contract value, guarantee performance of any investment options, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, and RBP, and may extend the payment period or increase allowable payment.

The annual step up is subject to the following rules:

- The annual step up is available when the RBA would increase on the step up date. The applicable step up date depends on whether the annual step up is applied on an automatic or elective basis.

- If the application of the step does not increase the rider charge, the annual step up will be automatically applied to your contract and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the first three contract years, any previously applied step ups will be reversed and the annual step up will not be available until the third contract anniversary;

- You may take withdrawals on or after the third contract anniversary without reversal of previous step ups.

The annual step up will be determined as follows:

- The RBA will be increased to an amount equal to the contract value on the step up date.

- The GBA will be increased to an amount equal to the greater of (a) the GBA immediately prior to the annual step up; or (b) the contract value on the step up date.

- The GBP will be calculated as described earlier, but based on the increased GBA and RBA.

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  100  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

- The RBP will be reset as follows:

  (a) Prior to any withdrawals during the first three years, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made during the current contract year, but never less than zero.

SPOUSAL CONTINUATION AND SPECIAL SPOUSAL CONTINUATION STEP UP

If a surviving spouse elects to continue the contract, this rider also continues. The spousal continuation step up is in addition to the elective step up or the annual step up. When a spouse elects to continue the contract, any rider feature processing particular to the first three years of the contract as described in this prospectus no longer applies. The GBA, RBA and GBP values remain unchanged. The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

A spousal continuation step up occurs automatically when the spouse elects to continue the contract. The rider charge will not change upon this automatic step up.

Under this step up, the RBA will be reset to the greater of the RBA on the valuation date we receive the spouse's written request to continue the contract and the death benefit that would otherwise have been paid; the GBA will be reset to the greater of the GBA on the valuation date we receive the spouse' written request to continue the contract and the death benefit that would otherwise have been paid.

GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION


Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payments have been made for less than the RBA, the remaining payments will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

IF CONTRACT VALUE REDUCES TO ZERO

If the contract value reduces to zero and the RBA remains greater than zero, the following will occur:

- you will be paid according to the annuity payout option described above;

- we will no longer accept additional purchase payments;

- you will no longer be charged for the rider;

- any attached death benefit riders will terminate; and

- the death benefit becomes the remaining payments under the annuity payout option described above.


If the contract value falls to zero and the RBA is depleted, the Guarantor Withdrawal Benefit rider and the contract will terminate.


For an example, see Appendix J.

--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   101

APPENDIX I: GUARANTOR WITHDRAWAL BENEFIT RIDER --


ADDITIONAL RMD DISCLOSURE


For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:


(1) If your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is greater than the GBP on the date we calculated the ALERMDA, an Additional Benefit Amount (ABA) will be set equal to that portion of your ALERMDA that exceeds the GBP.

(2) Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

(3) Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce any ABA. These withdrawals will not be considered excess withdrawals as long as they do not exceed the remaining ABA.


(4) Once the ABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals and will initiate the excess withdrawal procedure described by the Guarantor Withdrawal Benefit rider.


The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year,

(2) based on the value of this contract alone on the date it is determined, and

(3) based on the company's understanding and interpretation of the requirements for the following types of plans under the Code as of the date of this prospectus:

    Life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

     1. an individual retirement annuity (Code Section 408(b)),

     2. a Roth individual retirement account (Code Section 408A),

     3. a Simplified Employee Pension plan (Code Section 408(k)),

     4. a 401K plan (Code Section 401(k)) (with our approval),

     5. custodial and investment only plans (Code Section 401(a)) (with our approval),

     6. a tax-sheltered annuity rollover (Code Section 403(b)).


In the future, the requirements under tax law for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit rider may not be sufficient to satisfy the requirements under the tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your GBP amount and may result in the reduction of your GBA and RBA as described under the excess withdrawal provision of the rider.


In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g. some ownerships by trusts and charities), the life expectancy required minimum distribution amount calculated by us will equal zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years for contracts not covered by the sections of the Code listed above as of the date of this prospectus.


Please consult your tax advisor about the impact of these rules prior to purchasing the Guarantor Withdrawal Benefit rider.


--------------------------------------------------------------------------------
  102  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX J: EXAMPLE -- GUARANTOR WITHDRAWAL BENEFIT RIDER



EXAMPLE OF THE GUARANTOR WITHDRAWAL BENEFIT -- THIS EXAMPLE ILLUSTRATES BOTH RIDER A (SEE "OPTIONAL BENEFITS") AND RIDER B (SEE APPENDIX H).


ASSUMPTIONS:


- You purchase the contract with a payment of $100,000; and


- you select contract Option L.


  The Guaranteed Benefit Amount (GBA) equals your purchase
  payment:                                                     $100,000
  The Guaranteed Benefit Payment (GBP) equals 7% of your
  GBA:
     0.07 X $100,000 =                                         $  7,000
  The Remaining Benefit Amount (RBA) equals your purchase
  payment:                                                     $100,000
  On the first contract anniversary the contract value grows to $110,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $110,000
  The GBA equals 100% of your contract value:                  $110,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $110,000 =                                         $  7,700
  During the fourth contract year you decide to take a
  partial withdrawal of $7,700.
  You took a partial withdrawal equal to your GBP, so your
  RBA equals the prior RBA less the amount of the partial
  withdrawal:
     $110,000 - $7,700 =                                       $102,300
  The GBA equals the GBA immediately prior to the partial
  withdrawal:                                                  $110,000
  The GBP equals 7% of your GBA:
     0.07 X $110,000 =                                         $  7,700
  On the fourth contract anniversary you make an additional
  purchase payment of $50,000.
  The new RBA for the contract is equal to your prior RBA
  plus 100% of the additional purchase payment:
     $102,300 + $50,000 =                                      $152,300
  The new GBA for the contract is equal to your prior GBA
  plus 100% of the additional purchase payment:
     $110,000 + $50,000 =                                      $160,000
  The new GBP for the contract is equal to your prior GBP
  plus 7% of the additional purchase payment:
     $7,700 + $3,500 =                                         $ 11,200
  On the fifth contract anniversary your contract value
  grows to $200,000. You decide to step up your benefit.
  The RBA equals 100% of your contract value:                  $200,000
  The GBA equals 100% of your contract value:                  $200,000
  The GBP equals 7% of your stepped-up GBA:
     0.07 X $200,000 =                                         $ 14,000
  During the seventh contract year your contract value grows to $230,000. You decide to take a partial withdrawal of
  $20,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
        partial withdrawal;
         $230,000 - $20,000 =                                  $210,000
         OR
     (2) your prior RBA less the amount of the partial
        withdrawal.
         $200,000 - $20,000 =                                  $180,000
  Reset RBA = lesser of (1) or (2) =                           $180,000


--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   103

  The GBA gets reset to the lesser of:
     (1) your prior GBA                                        $200,000
         OR
     (2) your contract value immediately following the
        partial withdrawal;
         $230,000 - $20,000 =                                  $210,000
  Reset GBA = lesser of (1) or (2) =                           $200,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 X $200,000 =                                     $ 14,000
  During the eighth contract year your contract value falls
  to $175,000. You decide to take a partial withdrawal of
  $25,000. You took more than your GBP of $14,000 so your
  RBA gets reset to the lesser of:
     (1) your contract value immediately following the
        partial withdrawal;
         $175,000 - $25,000 =                                  $150,000
         OR
     (2) your prior RBA less the amount of the partial
        withdrawal.
         $180,000 - $25,000 =                                  $155,000
  Reset RBA = lesser of (1) or (2) =                           $150,000
  The GBA gets reset to the lesser of:
     (1) your prior GBA;                                       $200,000
         OR
     (2) your contract value immediately following the
        partial withdrawal;
         $175,000 - $25,000 =                                  $150,000
  Reset GBA = lesser of (1) or (2) =                           $150,000
  The Reset GBP is equal to 7% of your Reset GBA:
         0.07 X $150,000 =                                     $ 10,500


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  104  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

APPENDIX K: EXAMPLE -- INCOME ASSURER BENEFIT RIDERS



The purpose of these examples is to illustrate the operation of the Income Assurer Benefit Riders. The examples compare payouts available under the contract's standard annuity payout provisions with annuity payouts available under the riders based on the same set of assumptions. THE CONTRACT VALUES SHOWN ARE HYPOTHETICAL AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts (referred to in the riders as "protected investment options") and the fees and charges that apply to your contract.


For each of the riders, we provide two annuity payout plan comparisons based on the hypothetical contract values we have assumed. The first comparison assumes that you select annuity payout Plan B, Life Annuity with 10 Years Certain. The second comparison assumes that you select annuity payout Plan D, Joint and Last Survivor Annuity - No Refund.


Remember that the riders require you to choose a Portfolio Navigator model portfolio. The riders are intended to offer protection against market volatility in the subaccounts (protected investment options). Some Portfolio Navigator model portfolios include protected investment options and excluded investment options (RiverSource Variable Portfolio - Cash Management Fund, and if available under the contract, GPAs and the one-year fixed account). Excluded investment options are not included in calculating the 5% variable account floor under the Income Assurer Benefit(SM) - 5% Accumulation Benefit Base rider and the Income Assurer Benefit - Greater of MAV or 5% Accumulation Benefit Base rider. Because the examples which follow are based on hypothetical contract values, they do not factor in differences in Portfolio Navigator model portfolios.


ASSUMPTIONS:


- You purchase the contract during the 2006 calendar year, with a payment of $100,000; and


- you invest all contract value in the subaccounts (protected investment options); and

- you make no additional purchase payments, partial withdrawals or changes in model portfolio; and

- the annuitant is male and age 55 at contract issue; and

- the joint annuitant is female and age 55 at contract issue.


EXAMPLE -- INCOME ASSURER BENEFIT - MAV


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

              ASSUMED                                    MAXIMUM             GUARANTEED
 CONTRACT     CONTRACT            PURCHASE             ANNIVERSARY             INCOME
ANNIVERSARY    VALUE              PAYMENTS            VALUE (MAV)(1)       BENEFIT BASE(2)
------------------------------------------------------------------------------------------
     1        $108,000            $100,000               $108,000             $108,000
     2        125,000                none                 125,000              125,000
     3        132,000                none                 132,000              132,000
     4        150,000                none                 150,000              150,000
     5         85,000                none                 150,000              150,000
     6        121,000                none                 150,000              150,000
     7        139,000                none                 150,000              150,000
     8        153,000                none                 153,000              153,000
     9        140,000                none                 153,000              153,000
    10        174,000                none                 174,000              174,000
    11        141,000                none                 174,000              174,000
    12        148,000                none                 174,000              174,000
    13        208,000                none                 208,000              208,000
    14        198,000                none                 208,000              208,000
    15        203,000                none                 208,000              208,000
------------------------------------------------------------------------------------------

(1) The MAV is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.

(2) The Guaranteed Income Benefit Base - MAV is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - MAV does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   105

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                 STANDARD PROVISIONS                                         IAB - MAV PROVISIONS
              ---------------------------------------------------------------------------------------------------------------------
 CONTRACT                         NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY      ASSUMED       PLAN B - LIFE WITH    PLAN B - LIFE WITH     IAB - MAV     PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------------
    10           $174,000           $  772.56             $  774.30          $174,000          $  772.56             $  774.30
    11            141,000              641.55                642.96           174,000             791.70                793.44
    12            148,000              691.16                692.64           174,000             812.58                814.32
    13            208,000              996.32                998.40           208,000             996.32                998.40
    14            198,000              974.16                976.14           208,000           1,023.36              1,025.44
    15            203,000            1,025.15              1,027.18           208,000           1,050.40              1,052.48
-----------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS                                 IAB - MAV PROVISIONS
              -----------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)                           NEW TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST        IAB - MAV         PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)   BENEFIT BASE   SURVIVOR NO REFUND(2)
-------------------------------------------------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92            $174,000            $629.88
    11            141,000              521.70                  516.06             174,000             643.80
    12            148,000              559.44                  553.52             174,000             657.72
    13            208,000              807.04                  796.64             208,000             807.04
    14            198,000              786.06                  778.14             208,000             825.76
    15            203,000              826.21                  818.09             208,000             846.56
-------------------------------------------------------------------------------------------------------------------

             IAB - MAV PROVISIONS
             ---------------------
 CONTRACT        OLD TABLE(1)
ANNIVERSARY      PLAN D - LAST
AT EXERCISE  SURVIVOR NO REFUND(2)
-----------  ---------------------
    10              $622.92
    11               636.84
    12               650.76
    13               796.64
    14               817.44
    15               838.24
-------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
  106  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- INCOME ASSURER BENEFIT - 5% ACCUMULATION BENEFIT BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                   GUARANTEED
                                                                                     INCOME
              ASSUMED                                                            BENEFIT BASE -
 CONTRACT     CONTRACT             PURCHASE              5% ACCUMULATION         5% ACCUMULATION
ANNIVERSARY    VALUE               PAYMENTS              BENEFIT BASE(1)         BENEFIT BASE(2)
------------------------------------------------------------------------------------------------
     1        $108,000             $100,000                 $105,000                $108,000
     2        125,000                  none                  110,250                 125,000
     3        132,000                  none                  115,763                 132,000
     4        150,000                  none                  121,551                 150,000
     5         85,000                  none                  127,628                 127,628
     6        121,000                  none                  134,010                 134,010
     7        139,000                  none                  140,710                 140,710
     8        153,000                  none                  147,746                 153,000
     9        140,000                  none                  155,133                 155,133
    10        174,000                  none                  162,889                 174,000
    11        141,000                  none                  171,034                 171,034
    12        148,000                  none                  179,586                 179,586
    13        208,000                  none                  188,565                 208,000
    14        198,000                  none                  197,993                 198,000
    15        203,000                  none                  207,893                 207,893
------------------------------------------------------------------------------------------------

(1) The 5% Accumulation Benefit Base value is limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B - Life Annuity with 10 Years Certain would be:

                                  STANDARD PROVISIONS
              ------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY      ASSUMED        PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
--------------------------------------------------------------------------
    10           $174,000            $  772.56              $  774.30
    11            141,000               641.55                 642.96
    12            148,000               691.16                 692.64
    13            208,000               996.32                 998.40
    14            198,000               974.16                 976.14
    15            203,000             1,025.15               1,027.18
--------------------------------------------------------------------------

                               IAB - 5% RF PROVISIONS
             ----------------------------------------------------------
 CONTRACT                       NEW TABLE(1)           OLD TABLE(1)
ANNIVERSARY  IAB - 5% RF     PLAN B - LIFE WITH     PLAN B - LIFE WITH
AT EXERCISE  BENEFIT BASE    10 YEARS CERTAIN(2)    10 YEARS CERTAIN(2)
-----------  ----------------------------------------------------------
    10         $174,000          $   772.56              $  774.30
    11          171,034              778.20                 779.91
    12          179,586              838.66                 840.46
    13          208,000              996.32                 998.40
    14          198,000              974.16                 976.14
    15          207,893            1,049.86               1,051.94
--------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   107

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS
              --------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
----------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92
    11            141,000              521.70                  516.06
    12            148,000              559.44                  553.52
    13            208,000              807.04                  796.64
    14            198,000              786.06                  778.14
    15            203,000              826.21                  818.09
----------------------------------------------------------------------------

                                IAB - 5% RF PROVISIONS
             ------------------------------------------------------------
 CONTRACT                       NEW TABLE(1)            OLD TABLE(1)
ANNIVERSARY  IAB - 5% RF        PLAN D - LAST           PLAN D - LAST
AT EXERCISE  BENEFIT BASE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)
-----------  ------------------------------------------------------------
    10         $174,000            $629.88                 $622.92
    11          171,034             632.83                  625.98
    12          179,586             678.83                  671.65
    13          208,000             807.04                  796.64
    14          198,000             786.06                  778.14
    15          207,893             846.12                  837.81
----------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th, 13th or the 14th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.


EXAMPLE -- INCOME ASSURER BENEFIT - GREATER OF MAV OR 5% ACCUMULATION BENEFIT
BASE


Based on the above assumptions and taking into account fluctuations in contract value due to market conditions, we calculate the guaranteed income benefit base as:

                                                                                                    GUARANTEED
                                                                                                      INCOME
                                                                                                  BENEFIT BASE -
                                                                                                    GREATER OF
              ASSUMED                                 MAXIMUM                                        MAV OR 5%
 CONTRACT     CONTRACT           PURCHASE           ANNIVERSARY           5% ACCUMULATION          ACCUMULATION
ANNIVERSARY    VALUE             PAYMENTS            VALUE(1)             BENEFIT BASE(1)         BENEFIT BASE(2)
-----------------------------------------------------------------------------------------------------------------
     1        $108,000           $100,000            $108,000                $105,000                $108,000
     2        125,000               none              125,000                 110,250                 125,000
     3        132,000               none              132,000                 115,763                 132,000
     4        150,000               none              150,000                 121,551                 150,000
     5         85,000               none              150,000                 127,628                 150,000
     6        121,000               none              150,000                 134,010                 150,000
     7        139,000               none              150,000                 140,710                 150,000
     8        153,000               none              153,000                 147,746                 153,000
     9        140,000               none              153,000                 155,133                 155,133
    10        174,000               none              174,000                 162,889                 174,000
    11        141,000               none              174,000                 171,034                 174,000
    12        148,000               none              174,000                 179,586                 179,586
    13        208,000               none              208,000                 188,565                 208,000
    14        198,000               none              208,000                 197,993                 208,000
    15        203,000               none              208,000                 207,893                 208,000
-----------------------------------------------------------------------------------------------------------------

(1) The MAV and 5% Accumulation Benefit Base are limited after age 81, but the guaranteed income benefit base may increase if the contract value increases.
(2) The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base is a calculated number, not an amount that can be withdrawn. The Guaranteed Income Benefit Base - Greater of MAV or 5% Accumulation Benefit Base does not create contract value or guarantee the performance of any investment option.

--------------------------------------------------------------------------------
  108  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

PLAN B - LIFE ANNUITY WITH 10 YEARS CERTAIN

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan B
- Life Annuity with 10 Years Certain would be:

                                 STANDARD PROVISIONS                                         IAB - MAX PROVISIONS
              ---------------------------------------------------------------------------------------------------------------------
 CONTRACT                         NEW TABLE(1)          OLD TABLE(1)                         NEW TABLE(1)          OLD TABLE(1)
ANNIVERSARY      ASSUMED       PLAN B - LIFE WITH    PLAN B - LIFE WITH     IAB - MAX     PLAN B - LIFE WITH    PLAN B - LIFE WITH
AT EXERCISE   CONTRACT VALUE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)   BENEFIT BASE   10 YEARS CERTAIN(2)   10 YEARS CERTAIN(2)
-----------------------------------------------------------------------------------------------------------------------------------
    10           $174,000           $  772.56             $  774.30          $174,000         $   772.56            $   774.30
    11            141,000              641.55                642.96           174,000             791.70                793.44
    12            148,000              691.16                692.64           179,586             838.66                840.46
    13            208,000              996.32                998.40           208,000             996.32                998.40
    14            198,000              974.16                976.14           208,000           1,023.36              1,025.44
    15            203,000            1,025.15              1,027.18           208,000           1,050.40              1,052.48
-----------------------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

PLAN D - JOINT AND LAST SURVIVOR LIFE ANNUITY - NO REFUND

If you annuitize the contract within 30 days after the illustrated contract anniversary, the minimum monthly income payment under a fixed annuity option (which is the same for the first year of a variable annuity option) on Plan D - Joint and Last Survivor Life Annuity - No Refund would be:

                                   STANDARD PROVISIONS                                 IAB - MAX PROVISIONS
              -----------------------------------------------------------------------------------------------------
 CONTRACT                          NEW TABLE(1)            OLD TABLE(1)                           NEW TABLE(1)
ANNIVERSARY      ASSUMED           PLAN D - LAST           PLAN D - LAST        IAB - MAX         PLAN D - LAST
AT EXERCISE   CONTRACT VALUE   SURVIVOR NO REFUND(2)   SURVIVOR NO REFUND(2)   BENEFIT BASE   SURVIVOR NO REFUND(2)
-------------------------------------------------------------------------------------------------------------------
    10           $174,000             $629.88                 $622.92            $174,000            $629.88
    11            141,000              521.70                  516.06             174,000             643.80
    12            148,000              559.44                  553.52             179,586             678.83
    13            208,000              807.04                  796.64             208,000             807.04
    14            198,000              786.06                  778.14             208,000             825.76
    15            203,000              826.21                  818.09             208,000             846.56
-------------------------------------------------------------------------------------------------------------------

             IAB - MAX PROVISIONS
             ---------------------
 CONTRACT        OLD TABLE(1)
ANNIVERSARY      PLAN D - LAST
AT EXERCISE  SURVIVOR NO REFUND(2)
-----------  ---------------------
    10              $622.92
    11               636.84
    12               671.65
    13               796.64
    14               817.44
    15               838.24
-------------------------------------------------------------------------------------------------------------------

(1) Effective May 1, 2006, we began calculating fixed annuity payments under this rider using the guaranteed annuity purchase rates based on the "2000 Individual Annuitant Mortality Table A" (New Table), subject to state approval. Previously, our calculations were based on the "1983 Individual Annuity Mortality Table A" (Old Table). If you purchased a contract prior to May 1, 2006, the references to Old Table apply to your contract. If you purchased a contract on or after May 1, 2006, the table used under rider depends on which state you live in. Ask your investment professional which version of the rider, if any, is available in your state.
(2) The monthly annuity payments illustrated under the standard annuity payout provisions of the contract and for the riders are computed using the rates guaranteed in Table B of the contract. These are the minimum amounts that could be paid under the standard annuity payout provisions of the contract based on the above assumptions. Annuity payouts under the standard annuity payout provisions of the contract when based on our current annuity payout rates (which are generally higher than the rates guaranteed in Table B of the contract) may be greater than the annuity payouts under the riders, which are always based on the rates guaranteed in Table B of the contract. If the annuity payouts under the standard contract provisions are more favorable than the payouts available under the rider, you will receive the higher standard payout.

NOTE: In the above examples, if you elected to begin receiving annuity payouts within 30 days after the 10th or the 13th contract anniversary, you would not benefit from the rider because the monthly annuity payout in these examples is the same as under the standard provisions of the contract. Because the examples are based on assumed contract values, not actual investment results, you should not conclude from the examples that the riders will provide higher payments more frequently than the standard provisions of the contract.

--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   109

APPENDIX L: EXAMPLE -- BENEFIT PROTECTOR DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR

ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and


- you select contract Option L with the MAV Death Benefit and the seven-year withdrawal charge schedule.


  During the first contract year the contract value grows to
  $105,000. The MAV Death Benefit equals the contract value.
  You have not reached the first contract anniversary so the
  Benefit Protector does not provide any additional benefit
  at this time.
  On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     MAV death benefit (contract value):                       $110,000
     plus the Benefit Protector benefit which equals 40% of
     earnings at death (MAV death benefit minus payments not
     previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the second contract anniversary the contract value
  falls to $105,000. The death benefit on May 1, 2008
  equals:
     MAV death benefit (MAV):                                  $110,000
     plus the Benefit Protector(SM) benefit (40% of earnings
     at death):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your
  contract value free of charge (10% of your prior
  anniversary's contract value). The remainder of the
  withdrawal is subject to a 7% withdrawal charge because
  your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether,
  we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the
  partial withdrawal is contract earnings). The death
  benefit equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector benefit (40% of earnings at
     death):
     0.40 X ($57,619 - $55,000) =                                +1,048
                                                               --------
  Total death benefit of:                                       $58,667
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
  On the eighth contract anniversary the contract value
  grows to a new high of $200,000. Earnings at death reaches its maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old.
  The death benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector benefit (40% of earnings at
     death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)       +55,000
                                                               --------
  Total death benefit of:                                      $255,000
  During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit Protector
  value. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector benefit (40% of earnings at
     death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)       +55,000
                                                               --------
  Total death benefit of:                                      $305,000


--------------------------------------------------------------------------------
  110  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

  During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old and the value of the Benefit Protector changes.
  The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector benefit which equals 40% of
     earnings at death (MAV death benefit minus payments not
     previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
                                                               --------
  Total death benefit of:                                      $308,000


--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   111

APPENDIX M: EXAMPLE -- BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR PLUS

ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and


- you select contract Option L with the MAV Death Benefit and the seven-year withdrawal charge schedule.


  During the first contract year the contract value grows to
  $105,000. The MAV Death Benefit equals the contract value.
  You have not reached the first contract anniversary so the
  Benefit Protector Plus does not provide any additional
  benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract
  anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit
  Protector at this time. The death benefit equals:
     MAV Death Benefit (contract value):                       $110,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death (MAV Death Benefit minus
     payments not previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                  $110,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death:
     0.40 X ($110,000 - $100,000) =                              +4,000
     plus 10% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.10 X $100,000 =            +10,000
                                                               --------
  Total death benefit of:                                      $124,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge for contract Option L. We will withdraw $10,500 from your
  contract value free of charge (10% of your prior
  anniversary's contract value). The remainder of the
  withdrawal is subject to a 7% withdrawal charge because
  your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether,
  we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the
  partial withdrawal is contract earnings). The death
  benefit equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death:
     0.40 X ($57,619 - $55,000) =                                +1,048
     plus 10% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.10 X
     $55,000 =                                                   +5,500
                                                               --------
  Total death benefit of:                                       $64,167
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old. Because we are
  beyond the fourth contract anniversary the Benefit
  Protector Plus also reaches its maximum of 20%. The death
  benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $266,000


--------------------------------------------------------------------------------
  112  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

  During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit Protector
  Plus value. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $316,000
  During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old. The value of the Benefit Protector Plus remains
  constant. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death (MAV Death Benefit minus
     payments not previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
     plus 20% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.20 X $55,000 =             +11,000
                                                               --------
  Total death benefit of:                                      $319,000


--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   113

APPENDIX N: CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.




VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
                   YEAR ENDED DEC. 31,                       2007      2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (03/01/2002)
Accumulation unit value at beginning of period               $1.16    $1.12    $1.05    $1.00    $0.79    $1.00       --       --
Accumulation unit value at end of period                     $1.28    $1.16    $1.12    $1.05    $1.00    $0.79       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              4,110    3,472      324      329      238       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (08/30/2002)
Accumulation unit value at beginning of period               $1.74    $1.52    $1.42    $1.25    $0.94    $1.00       --       --
Accumulation unit value at end of period                     $1.89    $1.74    $1.52    $1.42    $1.25    $0.94       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                133      147      153      163       29       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (08/30/2002)
Accumulation unit value at beginning of period               $1.60    $1.39    $1.35    $1.24    $0.95    $1.00       --       --
Accumulation unit value at end of period                     $1.65    $1.60    $1.39    $1.35    $1.24    $0.95       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                154      167      189      109       52        8       --       --
---------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period               $1.82    $1.37    $1.20    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.89    $1.82    $1.37    $1.20       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             21,915   15,378    8,725    1,580       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period               $1.05    $1.05    $1.05    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.13    $1.05    $1.05    $1.05       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             23,568   25,472   20,290    3,919       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period               $1.31    $1.12    $1.09    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.22    $1.31    $1.12    $1.09       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 74       88       26       18       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period               $1.07    $1.05    $1.03    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.20    $1.07    $1.05    $1.03       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,154    7,113    2,763      500       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period               $1.20    $1.05    $1.03    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.26    $1.20    $1.05    $1.03       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  1        1        1        1       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (08/30/2002)
Accumulation unit value at beginning of period               $1.74    $1.58    $1.38    $1.22    $0.97    $1.00       --       --
Accumulation unit value at end of period                     $2.00    $1.74    $1.58    $1.38    $1.22    $0.97       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             43,300   45,089   16,531    3,067      152       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2001)
Accumulation unit value at beginning of period               $2.00    $1.81    $1.56    $1.27    $0.94    $1.06    $1.00       --
Accumulation unit value at end of period                     $2.27    $2.00    $1.81    $1.56    $1.27    $0.94    $1.06       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             11,091    7,570    3,100    1,208      722      290       13       --
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period               $1.49    $1.28    $1.10    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.71    $1.49    $1.28    $1.10       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              4,416    4,843    4,036    1,573       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period               $2.87    $2.42    $2.17    $1.68    $1.26    $1.25    $1.18    $1.00
Accumulation unit value at end of period                     $2.23    $2.87    $2.42    $2.17    $1.68    $1.26    $1.25    $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,179      527      512      421      292      334      125        6
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  114  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (03/03/2000)
Accumulation unit value at beginning of period               $1.61    $1.39    $1.39    $1.24    $0.96    $0.98    $0.99    $1.00
Accumulation unit value at end of period                     $1.65    $1.61    $1.39    $1.39    $1.24    $0.96    $0.98    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,051    2,743    2,554    2,119    1,118      777      413      157
---------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period               $1.23    $1.11    $1.16    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.34    $1.23    $1.11    $1.16       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             35,814   23,082    7,734    1,493       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (03/03/2000)
Accumulation unit value at beginning of period               $2.88    $2.53    $2.28    $1.84    $1.46    $1.56    $1.41    $1.00
Accumulation unit value at end of period                     $2.93    $2.88    $2.53    $2.28    $1.84    $1.46    $1.56    $1.41
Number of accumulation units outstanding at end of period
  (000 omitted)                                             11,638    9,377    4,128    1,284      550      386      321       60
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period               $1.64    $1.42    $1.27    $1.08    $0.77    $1.00       --       --
Accumulation unit value at end of period                     $1.71    $1.64    $1.42    $1.27    $1.08    $0.77       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                831      683      680      562      136       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (07/31/2002)
Accumulation unit value at beginning of period               $1.92    $1.70    $1.58    $1.35    $0.95    $1.00       --       --
Accumulation unit value at end of period                     $1.86    $1.92    $1.70    $1.58    $1.35    $0.95       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                221      168      168      143       64       18       --       --
---------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/01/2002)
Accumulation unit value at beginning of period               $1.34    $1.27    $1.26    $1.18    $1.03    $1.00       --       --
Accumulation unit value at end of period                     $1.44    $1.34    $1.27    $1.26    $1.18    $1.03       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             44,474   21,466    9,445    2,076      137        5       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (05/01/2002)
Accumulation unit value at beginning of period               $1.15    $1.14    $1.02    $0.97    $0.84    $1.00       --       --
Accumulation unit value at end of period                     $1.13    $1.15    $1.14    $1.02    $0.97    $0.84       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                136      162      175      177      188       73       --       --
---------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period               $1.44    $1.25    $1.18    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.23    $1.44    $1.25    $1.18       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                355    5,948       89        5       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT
  VALUE FUND)
Accumulation unit value at beginning of period               $1.24    $1.08    $1.10    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.29    $1.24    $1.08    $1.10       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  7        8        8        2       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2002)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP
  VALUE FUND)
Accumulation unit value at beginning of period               $1.55    $1.31    $1.26    $1.07    $0.79    $1.00       --       --
Accumulation unit value at end of period                     $1.45    $1.55    $1.31    $1.26    $1.07    $0.79       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             11,900   10,097    9,125    1,935       72       20       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (03/01/2002)
Accumulation unit value at beginning of period               $1.10    $1.07    $1.07    $1.04    $1.01    $1.00       --       --
Accumulation unit value at end of period                     $1.14    $1.10    $1.07    $1.07    $1.04    $1.01       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             67,959   33,990    1,077      842      152       40       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.83    $1.55    $1.39    $1.20    $0.86    $1.08    $1.08    $1.00
Accumulation unit value at end of period                     $1.94    $1.83    $1.55    $1.39    $1.20    $0.86    $1.08    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                             35,371   27,624    9,764      608      392      325      144       40
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period               $1.02    $1.00       --       --       --       --       --       --
Accumulation unit value at end of period                     $1.09    $1.02       --       --       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             35,149   26,599       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period               $1.25    $1.14    $1.07    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.27    $1.25    $1.14    $1.07       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                              3,798       --       --       --       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   115

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.25    $1.14    $1.12    $1.02    $0.83    $0.90    $0.87    $1.00
Accumulation unit value at end of period                     $1.25    $1.25    $1.14    $1.12    $1.02    $0.83    $0.90    $0.87
Number of accumulation units outstanding at end of period
  (000 omitted)                                              6,703    8,935    4,144      855      325       80       90        8
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (03/03/2000)
Accumulation unit value at beginning of period               $0.80    $0.70    $0.67    $0.65    $0.51    $0.67    $0.83    $1.00
Accumulation unit value at end of period                     $0.81    $0.80    $0.70    $0.67    $0.65    $0.51    $0.67    $0.83
Number of accumulation units outstanding at end of period
  (000 omitted)                                             14,409   15,807   17,584    7,616       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (08/30/2002)
Accumulation unit value at beginning of period               $1.40    $1.42    $1.31    $1.22    $1.02    $1.00       --       --
Accumulation unit value at end of period                     $1.56    $1.40    $1.42    $1.31    $1.22    $1.02       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                597      708      735      335       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (04/30/2004)
Accumulation unit value at beginning of period               $1.26    $1.11    $1.08    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.30    $1.26    $1.11    $1.08       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                367      227      227      174       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.15    $1.13    $1.13    $1.14    $1.14    $1.10    $1.05    $1.00
Accumulation unit value at end of period                     $1.19    $1.15    $1.13    $1.13    $1.14    $1.14    $1.10    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                              6,207    5,084    3,085    1,544    1,019      864      413       65
---------------------------------------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING
  MARKETS FUND)
Accumulation unit value at beginning of period               $2.02    $1.54    $1.17    $1.00       --       --       --       --
Accumulation unit value at end of period                     $2.75    $2.02    $1.54    $1.17       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             10,106    9,010    5,172    1,070       --       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (08/30/2002)
Accumulation unit value at beginning of period               $1.70    $1.49    $1.45    $1.26    $0.98    $1.00       --       --
Accumulation unit value at end of period                     $1.63    $1.70    $1.49    $1.45    $1.26    $0.98       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             36,774   36,888   18,912    3,700       73       --       --       --
---------------------------------------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (04/30/2004)
Accumulation unit value at beginning of period               $1.34    $1.26    $1.15    $1.00       --       --       --       --
Accumulation unit value at end of period                     $1.39    $1.34    $1.26    $1.15       --       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                             13,828    7,563    5,332      946       --       --       --       --
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.13    $1.03    $0.99    $0.92    $0.77    $0.90    $0.98    $1.00
Accumulation unit value at end of period                     $1.20    $1.13    $1.03    $0.99    $0.92    $0.77    $0.90    $0.98
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,784    2,517    2,665    2,740    2,853    2,230    1,777      480
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.23    $1.02    $1.01    $0.92    $0.75    $1.00    $1.09    $1.00
Accumulation unit value at end of period                     $1.19    $1.23    $1.02    $1.01    $0.92    $0.75    $1.00    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,729      474      469      450      467      336      307      136
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.36    $1.17    $1.12    $1.03    $0.83    $1.05    $1.12    $1.00
Accumulation unit value at end of period                     $1.37    $1.36    $1.17    $1.12    $1.03    $0.83    $1.05    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,795    1,983    2,255    1,615    1,429      993      522      104
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (07/03/2000)
Accumulation unit value at beginning of period               $0.99    $0.83    $0.77    $0.72    $0.56    $0.73    $0.89    $1.00
Accumulation unit value at end of period                     $1.10    $0.99    $0.83    $0.77    $0.72    $0.56    $0.73    $0.89
Number of accumulation units outstanding at end of period
  (000 omitted)                                                359      497      418      449      305      140       62        6
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (03/03/2000)
Accumulation unit value at beginning of period               $0.71    $0.63    $0.65    $0.61    $0.50    $0.69    $0.87    $1.00
Accumulation unit value at end of period                     $0.72    $0.71    $0.63    $0.65    $0.61    $0.50    $0.69    $0.87
Number of accumulation units outstanding at end of period
  (000 omitted)                                                 66      121      140      186      230      152       95       42
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of period               $0.69    $0.68    $0.66    $0.65    $0.52    $0.74    $0.95    $1.00
Accumulation unit value at end of period                     $0.73    $0.69    $0.68    $0.66    $0.65    $0.52    $0.74    $0.95
Number of accumulation units outstanding at end of period
  (000 omitted)                                             10,813   11,871   10,019    5,214    4,072    3,190    2,622    1,011
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  116  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.70% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                           2007     2006     2005     2004     2003     2002     2001     2000
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (03/03/2000)
Accumulation unit value at beginning of period               $1.05    $1.03    $1.02    $1.03    $1.04    $1.04    $1.02    $1.00
Accumulation unit value at end of period                     $1.09    $1.05    $1.03    $1.02    $1.03    $1.04    $1.04    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                              1,058    1,196      998      826    1,085    1,248    1,117      404
*The 7-day simple and compound yields for Wells Fargo Advantage VT Money Market Fund at Dec. 31, 2007 were 2.01% and 2.03%, respectively.
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (03/03/2000)
Accumulation unit value at beginning of period               $0.49    $0.41    $0.39    $0.35    $0.25    $0.41    $0.56    $1.00
Accumulation unit value at end of period                     $0.55    $0.49    $0.41    $0.39    $0.35    $0.25    $0.41    $0.56
Number of accumulation units outstanding at end of period
  (000 omitted)                                                924    1,086    1,314    1,371    1,396      976      911      445
---------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (03/03/2000)
Accumulation unit value at beginning of period               $1.33    $1.30    $1.30    $1.26    $1.18    $1.12    $1.06    $1.00
Accumulation unit value at end of period                     $1.38    $1.33    $1.30    $1.30    $1.26    $1.18    $1.12    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                             16,465   11,634    3,551      990      627      579      548       68
---------------------------------------------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                              2007     2006     2005     2004
------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.17    $1.13    $1.06    $1.00
Accumulation unit value at end of period                        $1.28    $1.17    $1.13    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.34    $1.18    $1.10    $1.00
Accumulation unit value at end of period                        $1.45    $1.34    $1.18    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                  $1.26    $1.10    $1.07    $1.00
Accumulation unit value at end of period                        $1.29    $1.26    $1.10    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                  $1.80    $1.36    $1.19    $1.00
Accumulation unit value at end of period                        $1.85    $1.80    $1.36    $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    59       67       39        6
------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                  $1.03    $1.04    $1.05    $1.00
Accumulation unit value at end of period                        $1.11    $1.03    $1.04    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   141      224      126       22
------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                  $1.29    $1.11    $1.09    $1.00
Accumulation unit value at end of period                        $1.20    $1.29    $1.11    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIOS TECHNOLOGY GROWTH PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.06    $1.04    $1.03    $1.00
Accumulation unit value at end of period                        $1.18    $1.06    $1.04    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    19       30       12       --
------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND APPRECIATION PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.18    $1.04    $1.02    $1.00
Accumulation unit value at end of period                        $1.24    $1.18    $1.04    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.37    $1.26    $1.10    $1.00
Accumulation unit value at end of period                        $1.58    $1.37    $1.26    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   177      296      101        8
------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.53    $1.40    $1.21    $1.00
Accumulation unit value at end of period                        $1.73    $1.53    $1.40    $1.21
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    38       39       16       --
------------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.47    $1.27    $1.10    $1.00
Accumulation unit value at end of period                        $1.68    $1.47    $1.27    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     2        5        6        5
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   117

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                              2007     2006     2005     2004
------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.76    $1.49    $1.34    $1.00
Accumulation unit value at end of period                        $1.36    $1.76    $1.49    $1.34
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.29    $1.11    $1.12    $1.00
Accumulation unit value at end of period                        $1.30    $1.29    $1.11    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                  $1.21    $1.10    $1.16    $1.00
Accumulation unit value at end of period                        $1.31    $1.21    $1.10    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    64       78       39        8
------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.49    $1.32    $1.19    $1.00
Accumulation unit value at end of period                        $1.51    $1.49    $1.32    $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    58       65       28        3
------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.47    $1.28    $1.15    $1.00
Accumulation unit value at end of period                        $1.53    $1.47    $1.28    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.40    $1.25    $1.16    $1.00
Accumulation unit value at end of period                        $1.35    $1.40    $1.25    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.12    $1.07    $1.07    $1.00
Accumulation unit value at end of period                        $1.20    $1.12    $1.07    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   120      136       68       12
------------------------------------------------------------------------------------------------
PUTNAM VT HEALTH SCIENCES FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.14    $1.14    $1.03    $1.00
Accumulation unit value at end of period                        $1.11    $1.14    $1.14    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND - CLASS IB SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.42    $1.23    $1.18    $1.00
Accumulation unit value at end of period                        $1.21    $1.42    $1.23    $1.18
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     4       12       --       --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                  $1.22    $1.08    $1.09    $1.00
Accumulation unit value at end of period                        $1.26    $1.22    $1.08    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                  $1.40    $1.19    $1.15    $1.00
Accumulation unit value at end of period                        $1.30    $1.40    $1.19    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    56       72       43        5
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.05    $1.03    $1.03    $1.00
Accumulation unit value at end of period                        $1.08    $1.05    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    66       40       --       --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.50    $1.28    $1.15    $1.00
Accumulation unit value at end of period                        $1.58    $1.50    $1.28    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   160      181       83       --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND (05/01/2006)
Accumulation unit value at beginning of period                  $1.02    $1.00       --       --
Accumulation unit value at end of period                        $1.08    $1.02       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    38       29       --       --
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  118  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                              2007     2006     2005     2004
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.23    $1.13    $1.07    $1.00
Accumulation unit value at end of period                        $1.24    $1.23    $1.13    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.19    $1.10    $1.08    $1.00
Accumulation unit value at end of period                        $1.19    $1.19    $1.10    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    38       55       30        4
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.23    $1.09    $1.05    $1.00
Accumulation unit value at end of period                        $1.24    $1.23    $1.09    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                     2       14       21       19
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.12    $1.15    $1.06    $1.00
Accumulation unit value at end of period                        $1.25    $1.12    $1.15    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --        1        1        1
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.24    $1.10    $1.08    $1.00
Accumulation unit value at end of period                        $1.28    $1.24    $1.10    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.00    $0.99    $0.99    $1.00
Accumulation unit value at end of period                        $1.03    $1.00    $0.99    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --        9        5       --
------------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                  $2.00    $1.52    $1.16    $1.00
Accumulation unit value at end of period                        $2.70    $2.00    $1.52    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    32       46       24        3
------------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                  $1.30    $1.15    $1.13    $1.00
Accumulation unit value at end of period                        $1.24    $1.30    $1.15    $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   192      235      119       13
------------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (04/30/2004)
Accumulation unit value at beginning of period                  $1.32    $1.25    $1.15    $1.00
Accumulation unit value at end of period                        $1.36    $1.32    $1.25    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    49       56       28        4
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET ALLOCATION FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.21    $1.11    $1.08    $1.00
Accumulation unit value at end of period                        $1.28    $1.21    $1.11    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT C&B LARGE CAP VALUE FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.30    $1.09    $1.08    $1.00
Accumulation unit value at end of period                        $1.25    $1.30    $1.09    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.29    $1.11    $1.08    $1.00
Accumulation unit value at end of period                        $1.29    $1.29    $1.11    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.40    $1.18    $1.10    $1.00
Accumulation unit value at end of period                        $1.54    $1.40    $1.18    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY CORE FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.14    $1.01    $1.06    $1.00
Accumulation unit value at end of period                        $1.14    $1.14    $1.01    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   119

VARIABLE ACCOUNT CHARGES OF 2.20% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                              2007     2006     2005     2004
------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.06    $1.06    $1.02    $1.00
Accumulation unit value at end of period                        $1.12    $1.06    $1.06    $1.02
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT MONEY MARKET FUND* (04/30/2004)
Accumulation unit value at beginning of period                  $1.02    $0.99    $0.99    $1.00
Accumulation unit value at end of period                        $1.04    $1.02    $0.99    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
*The 7-day simple and compound yields for Wells Fargo Advantage VT Money Market Fund at Dec. 31,
  2007 were 1.45% and 1.46%, respectively.
------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.32    $1.10    $1.06    $1.00
Accumulation unit value at end of period                        $1.47    $1.32    $1.10    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                  $1.04    $1.03    $1.03    $1.00
Accumulation unit value at end of period                        $1.08    $1.04    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    --       --       --       --
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  120  WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


--------------------------------------------------------------------------------
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        WELLS FARGO ADVANTAGE CHOICE SELECT VARIABLE ANNUITY -- PROSPECTUS   127

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


45305 H (5/08)

PROSPECTUS


MAY 1, 2008


RIVERSOURCE(R)

Endeavor Plus(SM) VARIABLE ANNUITY
CONTRACT OPTION B: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/ VARIABLE ANNUITY

CONTRACT OPTION C: INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/ VARIABLE ANNUITY

ISSUED BY:   RIVERSOURCE LIFE INSURANCE COMPANY (RIVERSOURCE LIFE)

             829 Ameriprise Financial Center
             Minneapolis, MN 55474
             Telephone: (800) 333-3437

             (Corporate Office)

             RIVERSOURCE VARIABLE ANNUITY ACCOUNT/RIVERSOURCE MVA ACCOUNT


This prospectus contains information that you should know before investing in Endeavour Plus Variable Annuity Contract Option B and Contract Option C. The information in this prospectus applies to both contracts unless stated otherwise.


Prospectuses are also available for:

AIM Variable Insurance Funds, Series II Shares
AllianceBernstein Variable Products Series Fund, Inc. (Class B)
American Century(R) Variable Portfolios, Inc., Class II
Columbia Funds Variable Insurance Trust
Credit Suisse Trust
Dreyfus Variable Investment Fund, Service Share Class
Eaton Vance Variable Trust (VT)
Fidelity(R) Variable Insurance Products Service Class 2
Franklin(R) Templeton(R) Variable Insurance Products
  Trust (FTVIPT) - Class 2
Goldman Sachs Variable Insurance Trust (VIT)
Janus Aspen Series: Service Shares
Legg Mason Variable Portfolios I, Inc.
MFS(R) Variable Insurance Trust(SM) - Service Class
Oppenheimer Variable Account Funds, Service Shares
PIMCO Variable Investment Trust (VIT)

RiverSource Variable Series Trust (RVST) formerly known as   RiverSource
Variable Portfolio Funds

The Universal Institutional Funds, Inc., Class II Shares
  Van Kampen Life Investment Trust Class II Shares
Wanger Advisors Trust

Some funds may not be available in your contract. Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

Variable annuities are insurance products that are complex investment vehicles. Before you invest, be sure to ask your investment professional about the variable annuity's features, benefits, risks and fees, and whether the variable annuity is appropriate for you, based upon your financial situation and objectives.

The contract and/or certain optional benefits described in this prospectus may not be available in all jurisdictions. This prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made. State variations are covered in a special contract form used in that state. This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

RiverSource Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

--------------------------------------------------------------------------------
                    RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   1

RiverSource Life offers other variable annuity contracts in addition to the contract described in this prospectus which your investment professional may or may not be authorized to offer to you. Each annuity has different features and optional benefits that may be appropriate for you based on your individual financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, withdrawal charge schedules and access to annuity account values. The fees and charges you will pay when buying, owning and withdrawing money from the contract we describe in this prospectus may be more or less than the fees and charges of other variable annuities we issue. A securities broker dealer authorized to sell the contract described in this prospectus (selling firm) may not offer all the variable annuities we issue. In addition, some selling firms may not permit their investment professionals to sell the contract and/or optional benefits described in this prospectus to persons over a certain age (which may be lower than age limits we set), or may otherwise restrict the sale of the optional benefits described in this prospectus by their investment professionals. You should ask your investment professional about his or her selling firm's ability to offer you other variable annuities we issue (which might have lower fees and charges than the contract described in this prospectus), and any limits the selling firm has placed on your investment professional's ability to offer you the contract and/or optional riders described in this prospectus.

TABLE OF CONTENTS


KEY TERMS.......................................   3
THE CONTRACT IN BRIEF...........................   5
EXPENSE SUMMARY.................................   7
CONDENSED FINANCIAL INFORMATION.................  13
FINANCIAL STATEMENTS............................  13
THE VARIABLE ACCOUNT AND THE FUNDS..............  13
THE GUARANTEE PERIOD ACCOUNTS (GPAS)............  26
THE FIXED ACCOUNT...............................  28
BUYING YOUR CONTRACT............................  29
CHARGES.........................................  32
VALUING YOUR INVESTMENT.........................  37
MAKING THE MOST OF YOUR CONTRACT................  38
WITHDRAWALS.....................................  47
TSA -- SPECIAL PROVISIONS.......................  47
CHANGING OWNERSHIP..............................  48
BENEFITS IN CASE OF DEATH.......................  48
OPTIONAL BENEFITS...............................  51
THE ANNUITY PAYOUT PERIOD.......................  66
TAXES...........................................  68
VOTING RIGHTS...................................  71
SUBSTITUTION OF INVESTMENTS.....................  71
ABOUT THE SERVICE PROVIDERS.....................  72
ADDITIONAL INFORMATION..........................  73
APPENDICES TABLE OF CONTENTS
  AND CROSS-REFERENCE TABLE.....................  75
APPENDIX A: EXAMPLE --
  MARKET VALUE ADJUSTMENT (MVA).................  76
APPENDIX B: EXAMPLE --
  WITHDRAWAL CHARGES FOR CONTRACT OPTION B......  78
APPENDIX C: EXAMPLE -- DEATH BENEFITS...........  81
APPENDIX D: EXAMPLE --
  ACCUMULATION PROTECTOR BENEFIT RIDER..........  84
APPENDIX E: EXAMPLE -- SECURESOURCE RIDERS......  86
APPENDIX F: SECURESOURCE RIDERS --
  ADDITIONAL RMD DISCLOSURE.....................  90
APPENDIX G: EXAMPLE --
  BENEFIT PROTECTOR DEATH BENEFIT RIDER.........  91
APPENDIX H: EXAMPLE --
  BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER....  93
APPENDIX I: GUARANTOR WITHDRAWAL BENEFIT FOR
  LIFE RIDER DISCLOSURE.........................  95
APPENDIX J: CONDENSED FINANCIAL INFORMATION
  (UNAUDITED)................................... 107
TABLE OF CONTENTS OF THE
  STATEMENT OF ADDITIONAL INFORMATION........... 116


--------------------------------------------------------------------------------
  2  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

KEY TERMS

These terms can help you understand details about your contract.

ACCUMULATION UNIT: A measure of the value of each subaccount before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).

CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.


CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: Our general account which includes the one-year fixed account and the DCA fixed account. Amounts you allocate to the fixed account earn interest rates we declare periodically. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states.

FUNDS: Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of the funds.

GUARANTEE PERIOD: The number of successive 12-month periods that a guaranteed interest rate is credited.

GUARANTEE PERIOD ACCOUNTS (GPAS): These accounts have guaranteed interest rates for guarantee periods we declare when you allocate purchase payments or transfer contract value to a GPA. These guaranteed rates and periods of time may vary by state. Unless an exception applies, transfers or withdrawals from a GPA done more than 30 days before the end of the guarantee period will receive a Market Value Adjustment, which may result in a gain or loss of principal.

MARKET VALUE ADJUSTMENT (MVA): A positive or negative adjustment assessed if any portion of a guarantee period account is withdrawn or transferred more than 30 days before the end of its guarantee period.

OWNER (YOU, YOUR): The person or persons who control the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:

- Individual Retirement Annuities (IRAs) under Section 408(b) of the Code

- Roth IRAs under Section 408A of the Code


- Simple IRAs under Section 408(p) of the Code


- Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

- Tax-Sheltered Annuity (TSA) rollovers under Section 403(b) of the Code


- Custodial and investment only plans under Section 401(a) of the Code


A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.


RIDER EFFECTIVE DATE: The date a rider becomes effective as stated in the rider.


RIVERSOURCE LIFE: In this prospectus, "we," "us," "our" and "RiverSource Life" refer to RiverSource Life Insurance Company.
--------------------------------------------------------------------------------
                    RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   3

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or withdrawal request) at our corporate office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our corporate office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.


VARIABLE ACCOUNT: Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

WITHDRAWAL VALUE: The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

--------------------------------------------------------------------------------
  4  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

THE CONTRACT IN BRIEF

This prospectus describes two contracts. Each contract has different expenses. Contract Option B has lower expenses than Contract Option C. Contract Option B has a seven-year withdrawal charge schedule that applies to each purchase payment you make. Contract Option C eliminates the purchase payment withdrawal charge schedule, but has a higher mortality and expense risk fee than Contract Option B. Contract Option B includes the option to purchase a living benefit rider; living benefit riders are not available on Contract Option C. Your investment professional can help you determine which contract is best suited to your needs based on factors such as your investment goals and how long you intend to keep your contract.

PURPOSE: These contracts allow you to accumulate money for retirement or similar long term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the one-year fixed account, the DCA fixed account, GPAs and/or subaccounts of the variable account under the contract; however you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of a contract. You may be able to purchase an optional benefit to reduce the investment risk you assume. Beginning at a specified time in the future called the retirement date, these contracts provide lifetime or other forms of payouts of your contract value (less any applicable premium tax).

BUYING A CONTRACT: There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities -- with or without optional benefit riders -- are not right for everyone. MAKE SURE YOU HAVE ALL THE FACTS YOU NEED BEFORE YOU PURCHASE A VARIABLE ANNUITY OR CHOOSE AN OPTIONAL BENEFIT RIDER.

Some of the factors you may wish to consider include:

- "Tax-free" exchanges: It may not be advantageous for you to purchase this contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another in a "tax-free" exchange under Section 1035 of the Code. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a withdrawal charge when you exchange out of your old contract and a new withdrawal charge period will begin when you exchange into this contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the exchange. You should not exchange your old contract for this contract, or buy this contract in addition to your old contract, unless you determine it is in your best interest.

- Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions ("RMDs"). RMDs may reduce the value of certain death benefits and optional riders (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.


- Taxes: Generally, income earned on your contract value grows tax-deferred until you make withdrawals or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and non-qualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. (see "Taxes")


- Your age: if you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a variable annuity may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.


- How long you intend to keep the contract: The contract has withdrawal charges. Does the contract meet your current and anticipated future need for liquidity? (see "Withdrawals")


- If you can afford the contract: are your annual income and assets adequate to buy the annuity and any optional benefit riders you may choose?


- The fees and expenses you will pay when buying, owning and withdrawing money from this contract. (see "Charges")



- How and when you plan to take money from the contract: under current tax law, withdrawals, including withdrawals made under optional benefit riders, are taxed differently than annuity payouts. In addition, certain withdrawals may be subject to a federal income tax penalty. (see "Withdrawals")


- Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.

--------------------------------------------------------------------------------
                    RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   5

- Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, this contract is not suitable for you and you should not buy it. (see "Making the Most of Your Contract -- Transferring Among Accounts")



FREE LOOK PERIOD: You may return your contract to your investment professional or to our corporate office within the time stated on the first page of your contract. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (EXCEPTION: If the law requires, we will refund all of your purchase payments.)


ACCOUNTS: Generally, you may allocate purchase payments among the:


- subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the subaccounts. (see "The Variable Account and the Funds")



- GPAs which earn interest at rates that we declare when you allocate purchase payments or transfer contract value to these accounts. Some states restrict the amount you can allocate to these accounts. The required minimum investment in a GPA is $1,000. (see "The Guarantee Period Accounts").



- the one-year fixed account, which earns interest at rates that we adjust periodically. There are restrictions on the amount you can allocate to this account as well as on transfers from this account (see "Buying Your Contract" and "Transfer policies").



- DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account (see "DCA Fixed Account").



TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. Transfers out of the GPAs done more than 30 days before the end of the guarantee period will be subject to an MVA, unless an exception applies. You may establish automated transfers among the accounts. Transfers into the DCA fixed account are not permitted. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting is equal to the minimum interest rate stated in the contract. (see "Making the Most of Your Contract -- Transferring Among Accounts")



WITHDRAWALS: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences. Certain other restrictions may apply. (see "Withdrawals")



OPTIONAL BENEFITS: You can buy additional benefits with your contract. We offer optional death benefits. Under Contract Option B, we also offer optional living benefits, including: a guaranteed contract value on a future date ("Accumulation Protector Benefit Rider") and a guaranteed minimum withdrawal benefit that permits you to withdraw a guaranteed amount from the contract over a period of time, which may include, under limited circumstances, the lifetime of a single person (SecureSource - Single Life) or the lifetime of you and your spouse (SecureSource - Joint Life) ("SecureSource Riders"). Optional living benefits require the use of a model portfolio which may limit transfers and allocations; may limit the timing, amount and allocation of purchase payments; and may limit the amount of withdrawals that can be taken under the optional benefit during a contract year. Optional benefits vary by state and may have eligibility requirements. (see "Optional Benefits")



BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount based on the death benefit selected. (see "Benefits in Case of Death")



ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you buy a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. The GPAs and the DCA fixed account are not available during the payout period. (see "The Annuity Payout Period")


--------------------------------------------------------------------------------
  6  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND MAKING A WITHDRAWAL FROM THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR MAKE A WITHDRAWAL FROM THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE

(Contingent deferred sales charge as a percentage of purchase payments withdrawn)


You select either contract Option B or Option C at the time of application. Option C has no withdrawal charge schedule but carries a higher mortality and expense risk fee than Option B.

                               CONTRACT OPTION B
                      YEARS FROM PURCHASE PAYMENT RECEIPT  WITHDRAWAL CHARGE PERCENTAGE
                                      1-2                               8%
                                       3                                7
                                       4                                6
                                       5                                5
                                       6                                4
                                       7                                2
                                     Thereafter                         0


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal we impose a withdrawal charge. This charge will vary based on the contract option shown below and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in the table below. (See "Charges -- Withdrawal Charge" and "The Annuity Payout
Period -- Annuity Payout Plans.")


                                                            IF YOUR AIR IS 3.5%, THEN YOUR          IF YOUR AIR IS 5%, THEN YOUR
                                                            DISCOUNT RATE PERCENT (%) IS:           DISCOUNT RATE PERCENT (%) IS:
 CONTRACT OPTION B                                                       5.90%                                  7.40%
 CONTRACT OPTION C                                                       6.65%                                  8.15%

THE NEXT TWO TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily subaccount value.)

YOU MUST CHOOSE EITHER CONTRACT OPTION B OR OPTION C AND ONE OF THE FOUR DEATH BENEFIT GUARANTEES. THE COMBINATION YOU CHOOSE DETERMINES THE MORTALITY AND EXPENSE RISK FEE YOU PAY. THE TABLE BELOW SHOWS THE COMBINATIONS AVAILABLE TO YOU AND THEIR COST. THE VARIABLE ACCOUNT ADMINISTRATIVE CHARGE IS IN ADDITION TO THE MORTALITY AND EXPENSE RISK FEE.

                                                      TOTAL MORTALITY AND            VARIABLE ACCOUNT             TOTAL VARIABLE
IF YOU SELECT CONTRACT OPTION B AND:                   EXPENSE RISK FEE            ADMINISTRATIVE CHARGE          ACCOUNT EXPENSE
 ROP Death Benefit                                           0.90%                         0.15%                       1.05%
 MAV Death Benefit                                           1.10                          0.15                        1.25
 5% Accumulation Death Benefit                               1.25                          0.15                        1.40
 Enhanced Death Benefit                                      1.30                          0.15                        1.45

IF YOU SELECT CONTRACT OPTION C AND:
 ROP Death Benefit                                           1.55%                         0.15%                       1.70%
 MAV Death Benefit                                           1.75                          0.15                        1.90
 5% Accumulation Death Benefit                               1.90                          0.15                        2.05
 Enhanced Death Benefit                                      1.95                          0.15                        2.10

--------------------------------------------------------------------------------
                    RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   7

OTHER ANNUAL EXPENSES

 ANNUAL CONTRACT ADMINISTRATIVE CHARGE                         $40

(We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.)

OPTIONAL DEATH BENEFITS

If eligible, you may select an optional death benefit in addition to the ROP and MAV Death Benefits. The fees apply only if you select one of these benefits.


 BENEFIT PROTECTOR(R) DEATH BENEFIT RIDER FEE                  0.25%
 BENEFIT PROTECTOR(R) PLUS DEATH BENEFIT RIDER FEE             0.40%


(As a percentage of the contract value charged annually on the contract anniversary.)

OPTIONAL LIVING BENEFITS -- OFFERED UNDER CONTRACT OPTION B

If eligible, you may select one of the following optional living benefits if available in your state. Each optional living benefit requires the use of an asset allocation model. The fees apply only if you elect one of these benefits.


 ACCUMULATION PROTECTOR BENEFIT(R) RIDER FEE                  MAXIMUM: 1.75%     CURRENT: 0.55%


(Charged annually on the contract anniversary as a percentage of the contract value or the Minimum Contract Accumulation Value, whichever is greater.)


 SECURESOURCE(SM) - SINGLE LIFE RIDER FEE                     MAXIMUM: 1.50%     CURRENT: 0.65%
 SECURESOURCE(SM) - JOINT LIFE RIDER FEE                      MAXIMUM: 1.75%     CURRENT: 0.85%


(Charged annually on the contract anniversary as a percentage of the contract value or the total Remaining Benefit Amount, whichever is greater.)



--------------------------------------------------------------------------------
  8  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE OPERATING EXPENSES ARE FOR THE FISCAL YEAR ENDED DEC. 31, 2007, UNLESS OTHERWISE NOTED. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS. THE SECOND TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY EACH FUND. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


MINIMUM AND MAXIMUM ANNUAL OPERATING EXPENSES FOR THE FUNDS
(Including management fee, distribution and/or service (12b-1) fees and other expenses) (1)


                                                                MINIMUM                       MAXIMUM
 Total expenses before fee waivers and/or expense
 reimbursements                                                  0.52%                         2.09%


(1) Each fund deducts management fees and other expenses from fund assets. Fund assets include amounts you allocate to a particular fund. Funds may also charge 12b-1 fees that are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. The fund or the fund's affiliates may pay us or our affiliates for promoting and supporting the offer, sale and servicing of fund shares. In addition, the fund's distributor and/or investment adviser, transfer agent or their affiliates may pay us or our affiliates for various services we or our affiliates provide. The amount of these payments will vary by fund and may be significant. See "The Variable Account and the Funds" for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund's fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund's prospectus and SAI.





TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND*
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                        ACQUIRED FUND          GROSS TOTAL
                                                MANAGEMENT      12B-1        OTHER        FEES AND                ANNUAL
                                                   FEES         FEES       EXPENSES      EXPENSES**              EXPENSES
 AIM V.I. Capital Appreciation Fund, Series II     0.61%        0.25%        0.27%             --%                 1.13%
 Shares
 AIM V.I. Capital Development Fund, Series II      0.75         0.25         0.31              --                  1.31(1)
 Shares
 AIM V.I. Global Health Care Fund, Series II       0.75         0.25         0.32            0.01                  1.33(1)
 Shares
 AIM V.I. International Growth Fund, Series II     0.71         0.25         0.36            0.01                  1.33(1)
 Shares
 AllianceBernstein VPS Global Technology           0.75         0.25         0.17              --                  1.17
 Portfolio (Class B)
 AllianceBernstein VPS Growth and Income           0.55         0.25         0.04              --                  0.84
 Portfolio (Class B)
 AllianceBernstein VPS International Value         0.75         0.25         0.06              --                  1.06
 Portfolio (Class B)
 American Century VP Mid Cap Value, Class II       0.90         0.25         0.01              --                  1.16
 American Century VP Ultra(R), Class II            0.90         0.25         0.01              --                  1.16
 American Century VP Value, Class II               0.83         0.25         0.01              --                  1.09
 Columbia High Yield Fund, Variable Series,        0.78         0.25         0.12              --                  1.15(2)
 Class B
 Columbia Marsico Growth Fund, Variable            0.97           --         0.02              --                  0.99
 Series, Class A
 Columbia Marsico International Opportunities      1.02         0.25         0.12              --                  1.39
 Fund, Variable Series, Class B
 Columbia Small Cap Value Fund, Variable           0.80         0.25         0.09              --                  1.14(3)
 Series, Class B
 Credit Suisse Trust - Commodity Return            0.50         0.25         0.28              --                  1.03(4)
 Strategy Portfolio
 Dreyfus Variable Investment Fund                  0.75         0.25         0.28              --                  1.28
 International Equity Portfolio, Service
 Shares
 Dreyfus Variable Investment Fund                  1.00         0.25         0.19              --                  1.44
 International Value Portfolio, Service Shares
 Eaton Vance VT Floating-Rate Income Fund          0.57         0.25         0.32              --                  1.14
 Fidelity(R) VIP Contrafund(R) Portfolio           0.56         0.25         0.09              --                  0.90
 Service Class 2
 Fidelity(R) VIP Investment Grade Bond             0.32         0.25         0.11              --                  0.68
 Portfolio Service Class 2
 Fidelity(R) VIP Mid Cap Portfolio Service         0.56         0.25         0.10              --                  0.91
 Class 2
 Fidelity(R) VIP Overseas Portfolio Service        0.71         0.25         0.14              --                  1.10
 Class 2
 FTVIPT Franklin Income Securities                 0.45         0.25         0.02              --                  0.72
 Fund - Class 2
 FTVIPT Templeton Global Income Securities         0.50         0.25         0.14              --                  0.89
 Fund - Class 2
 FTVIPT Templeton Growth Securities                0.73         0.25         0.03              --                  1.01
 Fund - Class 2
 Goldman Sachs VIT Mid Cap Value                   0.80           --         0.07              --                  0.87
 Fund - Institutional Shares
 Goldman Sachs VIT Structured U.S. Equity          0.65           --         0.07              --                  0.72(5)
 Fund - Institutional Shares
 Janus Aspen Series Large Cap Growth               0.64         0.25         0.02            0.01                  0.92
 Portfolio: Service Shares


--------------------------------------------------------------------------------
                    RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   9

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND* (CONTINUED)
(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
                                                                                        ACQUIRED FUND          GROSS TOTAL
                                                MANAGEMENT      12B-1        OTHER        FEES AND                ANNUAL
                                                   FEES         FEES       EXPENSES      EXPENSES**              EXPENSES
 Legg Mason Partners Variable Small Cap Growth     0.75%          --%        0.35%             --%                 1.10%(6)
 Portfolio, Class I
 MFS(R) Total Return Series - Service Class        0.75         0.25         0.08              --                  1.08(7)
 MFS(R) Utilities Series - Service Class           0.75         0.25         0.10              --                  1.10(7)
 Oppenheimer Capital Appreciation Fund/VA,         0.64         0.25         0.02              --                  0.91
 Service Shares
 Oppenheimer Global Securities Fund/VA,            0.62         0.25         0.02              --                  0.89
 Service Shares
 Oppenheimer Main Street Small Cap Fund/VA,        0.70         0.25         0.02              --                  0.97
 Service Shares
 Oppenheimer Strategic Bond Fund/VA, Service       0.57         0.25         0.02            0.02                  0.86(8)
 Shares
 PIMCO VIT All Asset Portfolio, Advisor Share      0.18         0.25         0.25            0.69                  1.37(9)
 Class
 RVST RiverSource(R) Partners Variable             0.70         0.13         0.16              --                  0.99(10)
 Portfolio - Fundamental Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Fundamental Value Fund)
 RVST RiverSource(R) Partners Variable             0.83         0.13         1.13              --                  2.09(10)
 Portfolio - Select Value Fund
 (previously RiverSource(R) Variable
 Portfolio - Select Value Fund)
 RVST RiverSource(R) Partners Variable             0.97         0.13         0.18              --                  1.28(10)
 Portfolio - Small Cap Value Fund (previously
 RiverSource(R) Variable Portfolio - Small Cap
 Value Fund)
 RVST RiverSource(R) Variable Portfolio - Cash     0.33         0.13         0.14              --                  0.60
 Management Fund
 RVST RiverSource(R) Variable                      0.45         0.13         0.16              --                  0.74
 Portfolio - Diversified Bond Fund
 RVST RiverSource(R) Variable                      0.59         0.13         0.14              --                  0.86
 Portfolio - Diversified Equity Income Fund
 RVST RiverSource(R) Variable                      0.44         0.13         0.17              --                  0.74(10)
 Portfolio - Global Inflation Protected
 Securities Fund
 RVST RiverSource(R) Variable                      0.60         0.13         0.16              --                  0.89
 Portfolio - Growth Fund
 RVST RiverSource(R) Variable Portfolio - High     0.59         0.13         0.15              --                  0.87
 Yield Bond Fund
 RVST RiverSource(R) Variable                      0.61         0.13         0.17              --                  0.91
 Portfolio - Income Opportunities Fund
 RVST RiverSource(R) Variable                      0.58         0.13         0.15              --                  0.86
 Portfolio - Large Cap Equity Fund
 RVST RiverSource(R) Variable Portfolio - Mid      0.73         0.13         0.17              --                  1.03(10)
 Cap Value Fund
 RVST RiverSource(R) Variable Portfolio - S&P      0.22         0.13         0.17              --                  0.52(10)
 500 Index Fund
 RVST RiverSource(R) Variable                      0.48         0.13         0.18              --                  0.79
 Portfolio - Short Duration U.S. Government
 Fund
 RVST Threadneedle(R) Variable                     1.11         0.13         0.26              --                  1.50
 Portfolio - Emerging Markets Fund
 (previously RiverSource(R) Variable
 Portfolio - Emerging Markets Fund)
 RVST Threadneedle(R) Variable                     0.69         0.13         0.19              --                  1.01
 Portfolio - International Opportunity Fund
 (previously RiverSource(R) Variable
 Portfolio - International Opportunity Fund)
 Van Kampen Life Investment Trust Comstock         0.56         0.25         0.03              --                  0.84
 Portfolio, Class II Shares
 Van Kampen UIF Global Real Estate Portfolio,      0.85         0.35         0.38              --                  1.58(11)
 Class II Shares
 Van Kampen UIF Mid Cap Growth Portfolio,          0.75         0.35         0.35              --                  1.45(11)
 Class II Shares
 Wanger International Small Cap                    0.88           --         0.11              --                  0.99
 (effective June 1, 2008, the Fund will change
 its name to Wanger International)
 Wanger U.S. Smaller Companies                     0.90           --         0.05              --                  0.95
 (effective June 1, 2008, the Fund will change
 its name to Wanger USA)



* The Funds provided the information on their expenses and we have not independently verified the information.


** Includes fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (also referred to as acquired funds).


(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit total annual expenses (subject to certain exclusions) of Series II shares to 1.45% of average daily net assets. In addition, effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the Fund in such affiliated money market funds. These waiver agreements are in effect through at least April 30, 2009. After fee waivers and expense reimbursements net expenses would be 1.30% for AIM V.I. Capital Development Fund, Series II Shares, 1.32% for AIM V.I. Global Health Care Fund, Series II Shares and 1.32% for AIM V.I. International Growth Fund, Series II Shares.


(2) The Fund's investment adviser has contractually agreed to waive 0.19% of the distribution (12b-1) fees until April 30, 2009. In addition, the Fund's investment adviser has contractually agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual Fund operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, (if any)) do not exceed 0.60% annually through April 30, 2009. If these waivers were reflected in the above table, net expenses would be 0.66%. There is no guarantee that these waivers and/or limitations will continue after April 30, 2009.


(3) The Distributor and/or the Advisor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 1.10% of the Fund's average daily net assets. If the waiver were reflected in the above table, net expenses would be 1.10%. The Advisor or the Distributor may modify or terminate these arrangements at any time.


--------------------------------------------------------------------------------
  10  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

(4) Credit Suisse fee waivers are voluntary and may be discontinued at any time. After fee waivers and expense reimbursements net expenses would be 0.95% for Credit Suisse Trust - Commodity Return Strategy Portfolio.


(5) The Investment Adviser has voluntarily agreed to reduce or limit "Other expenses" (subject to certain exclusions) equal on an annualized basis to 0.044% of the Fund's average daily net assets. The expense reduction may be terminated at any time at the option of the Investment Adviser. After expense reductions net expenses would be 0.71% for Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares.


(6) Because of voluntary waivers and/or reimbursements, actual total operating expenses are not expected to exceed 1.00%. These voluntary fee waivers and reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. After fee waivers and expense reimbursements net expenses would be 1.00%.


(7) MFS has agreed in writing to reduce its management fee to 0.65% for MFS Total Return Series annually on average daily net assets in excess of $3 billion and 0.70% for MFS Utilities Series annually on average daily net assets in excess of $1 billion. After fee reductions net expenses would be 1.05% for MFS Total Return Series - Service Class and 1.07% for MFS Utilities Series - Service Class. This written agreement will remain in effect until modified by the Fund's Board of Trustees.


(8) The "Other expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended Dec. 31, 2007, the transfer agent fees did not exceed this expense limitation. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the acquired fund fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund and OFI Master Loan Fund LLC. After fee waivers and expense reimbursements, the net expenses would be 0.82% for Oppenheimer Strategic Bond Fund/VA, Service Shares.


(9) PIMCO has contractually agreed through Dec. 31, 2008, to reduce its advisory fee to the extent that the "Acquired fund fees and expenses" attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the acquired funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. After fee waivers and expense reimbursements, the net expenses would be 1.35%.


(10) RiverSource Investments, LLC and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amount waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds), before giving effect to any applicable performance incentive adjustment, will not exceed: 0.98% for RVST RiverSource(R) Partners Variable
      Portfolio - Fundamental Value Fund, 1.03% for RVST RiverSource(R) Partners Variable Portfolio - Select Value Fund, 1.20% for RVST RiverSource(R) Partners Variable Portfolio - Small Cap Value Fund, 0.72% for RVST RiverSource(R) Variable Portfolio - Global Inflation Protected Securities Fund, 1.05% for RVST RiverSource(R) Variable Portfolio - Mid Cap Value Fund and 0.51% for RVST RiverSource(R) Variable Portfolio - S&P 500 Index Fund.


(11) After giving effect to the Adviser's voluntary fee waivers and/or expense reimbursement, the net expenses incurred by investors including certain investment related expenses, was 1.40% for Van Kampen UIF Global Real Estate Portfolio, Class II Shares and 1.16% for Van Kampen UIF Mid Cap Growth Portfolio, Class II Shares.


--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   11

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THESE CONTRACTS WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES (1), VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

OFFERED UNDER CONTRACT OPTION B


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV Death Benefit, the SecureSource - Joint Life Rider and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Contract Option B               $1,363      $2,380      $3,282      $5,476           $563       $1,680      $2,782      $5,476


OFFERED UNDER CONTRACT OPTION C


MAXIMUM EXPENSES. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any of the funds. They assume that you select the MAV Death Benefit and the Benefit Protector Plus Death Benefit(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Contract Option C                $451       $1,359      $2,276      $4,608           $451       $1,359      $2,276      $4,608


ALL CONTRACTS

MINIMUM EXPENSES. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds. They assume that you select the ROP Death Benefit and do not select any optional benefits. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         IF YOU DO NOT WITHDRAW YOUR CONTRACT
                                        IF YOU WITHDRAW YOUR CONTRACT                  OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                                  AT THE END OF THE APPLICABLE TIME PERIOD:           AT THE END OF THE APPLICABLE TIME PERIOD:
                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS         1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Contract Option B                $962       $1,202      $1,365      $1,886           $162        $502       $  865      $1,886
 Contract Option C                 228          704       1,205       2,583            228         704        1,205       2,583



(1) In these examples, the $40 contract administrative charge is estimated as a .007% charge for Option B and a .007% for Option C. These percentages were determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to each contract by the total average net assets that are attributable to that contract.

(2) Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.

--------------------------------------------------------------------------------
  12  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION


You can find financial information for the subaccounts representing the lowest and highest total annual variable account expense combinations in Appendix J.


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the subaccounts with financial history in the SAI. The SAI does not include audited financial statements for subaccounts that are new and have no activity as of the financial statements date.

THE VARIABLE ACCOUNT AND THE FUNDS

VARIABLE ACCOUNT. The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life.

The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (subaccounts) may be offered by an insurance company and how many exchanges among those subaccounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

THE FUNDS. This contract currently offers subaccounts investing in shares of the funds listed in the table below.

- INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

- FUND NAME AND MANAGEMENT: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

- ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.

- ASSET ALLOCATION PROGRAMS MAY IMPACT FUND PERFORMANCE: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that are not as liquid as others, for example,

--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS 13 various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program") or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.

- FUNDS AVAILABLE UNDER THE CONTRACT: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see "Substitution of Investments"). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.


- REVENUE WE RECEIVE FROM THE FUNDS MAY CREATE POTENTIAL CONFLICTS OF INTEREST:
  We or our affiliates receive from each of the funds, or the funds' affiliates, varying levels and types of revenue including but not limited to expense payments and non-cash compensation. The amount of this revenue and how it is computed varies by fund, may be significant and may create potential conflicts of interest. The greatest amount and percentage of revenue we and our affiliates receive comes from assets allocated to subaccounts investing in the RiverSource Variable Series Trust funds (affiliated funds) that are managed by RiverSource Investments, LLC (RiverSource Investments), one of our affiliates. RiverSource Variable Series Trust funds include the RiverSource Variable Portfolio funds, RiverSource Partners Variable Portfolio funds, Threadneedle Variable Portfolio funds and Disciplined Asset Allocation Portfolio funds. Employee compensation and operating goals at all levels are tied to the success of Ameriprise Financial, Inc. and its affiliates, including us. Certain employees may receive higher compensation and other benefits based, in part, on contract values that are invested in the RiverSource Variable Series Trust funds. We or our affiliates receive revenue which ranges up to 0.60% of the average daily net assets invested in the non-RiverSource Variable Series Trust funds (unaffiliated funds) through this and other contracts we and our affiliate issue. We or our affiliates may also receive revenue which ranges up to 0.04% of aggregate, net or anticipated sales of unaffiliated funds through this and other contracts we and our affiliate issue. Please see the SAI for a table that ranks the unaffiliated funds according to total dollar amounts they and their affiliates paid us or our affiliates in 2007.


  Expense payments, non-cash compensation and other forms of revenue may influence recommendations your investment professional makes regarding whether you should invest in the contract and whether you should allocate purchase payments or contract value to a subaccount that invests in a particular fund (see "About the Service Providers").

  The revenue we or our affiliates receive from a fund or its affiliates is in addition to revenue we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary"). However, the revenue we or our affiliates receive from a fund or its affiliates may come, at least in part, from the fund's fees and expenses you pay indirectly when you allocate contract value to the subaccount that invests in that fund.

- WHY REVENUES ARE PAID TO US: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive these revenues including, but not limited to expense payments and non-cash compensation for various purposes:

  - Compensating, training and educating investment professionals who sell the contracts.

  - Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their investment professionals, and granting access to investment professionals of our affiliated selling firms.

  - Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to prospective and existing contract owners, authorized selling firms and investment professionals.

  - Providing sub-transfer agency and shareholder servicing to contract owners.

  - Promoting, including and/or retaining the fund's investment portfolios as underlying investment options in the contracts.

  - Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.


  - Furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).


--------------------------------------------------------------------------------
  14  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

  - Subaccounting, transaction processing, recordkeeping and administration.

- SOURCES OF REVENUE RECEIVED FROM AFFILIATED FUNDS: The affiliated funds are managed by RiverSource Investments. The sources of revenue we receive from these affiliated funds, or from affiliates of these funds, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser and transfer agent or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

- SOURCES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds' affiliates, may include, but are not necessarily limited to, the following:

  - Assets of the fund's adviser, subadviser, transfer agent or an affiliate of these and assets of the fund's distributor or an affiliate. The revenue resulting from these sources usually is based on a percentage of average daily net assets of the fund but there may be other types of payment arrangements.

  - Compensation paid out of 12b-1 fees that are deducted from fund assets and disclosed in the "12b-1 fees" column of the "Annual Operating Expenses of the Funds" table.

--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   15

UNLESS AN ASSET ALLOCATION PROGRAM WE OFFER IS IN EFFECT, YOU MAY ALLOCATE PURCHASE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE SUBACCOUNTS OF THE VARIABLE ACCOUNT THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:





INVESTING IN                     INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
AIM V.I. Capital Appreciation    Growth of capital. Invests principally in      Invesco Aim Advisors, Inc. adviser,
Fund,                            common stocks of companies likely to benefit   advisory entities affiliated with
Series II Shares                 from new or innovative products, services or   Invesco Aim Advisors, Inc.,
                                 processes as well as those with above-average  subadvisers.
                                 long-term growth and excellent prospects for
                                 future growth. The Fund can invest up to 25%
                                 of its total assets in foreign securities
                                 that involve risks not associated with
                                 investing solely in the United States.
AIM V.I. Capital Development     Long-term growth of capital. Invests           Invesco Aim Advisors, Inc. adviser,
Fund,                            primarily in securities (including common      advisory entities affiliated with
Series II Shares                 stocks, convertible securities and bonds) of   Invesco Aim Advisors, Inc.,
                                 small- and medium-sized companies. The Fund    subadvisers.
                                 may invest up to 25% of its total assets in
                                 foreign securities.
AIM V.I. Global Health Care      Capital Growth The fund seeks to meet its      Invesco Aim Advisors, Inc. adviser,
Fund, Series II Shares           objective by investing, normally, at least     advisory entities affiliated with
                                 80% of its assets in securities of health      Invesco Aim Advisors, Inc.,
                                 care industry companies. The Fund may invest   subadvisers.
                                 up to 20% of its total assets in companies
                                 located in developing countries, i.e., those
                                 countries that are in the initial stages of
                                 their industrial cycles. The fund may also
                                 invest up to 5% of its total assets in
                                 lower-quality debt securities, i.e., junk
                                 bonds.
AIM V.I. International Growth    Long-term growth of capital. Invests           Invesco Aim Advisors, Inc. adviser,
Fund, Series II Shares           primarily in a diversified portfolio of        advisory entities affiliated with
                                 international equity securities, whose         Invesco Aim Advisors, Inc.,
                                 issuers are considered to have strong          subadvisers.
                                 earnings momentum. The Fund may invest up to
                                 20% of its total assets in security issuers
                                 located in developing countries and in
                                 securities exchangeable for or convertible
                                 into equity securities of foreign companies.
AllianceBernstein VPS Global     Long-term growth of capital. The Fund invests  AllianceBernstein L.P.
Technology Portfolio (Class B)   at least 80% of its net assets in securities
                                 of companies that use technology extensively
                                 in the development of new or improved
                                 products or processes. Invests in a global
                                 portfolio of securities of U.S. and foreign
                                 companies selected for their growth
                                 potential.
AllianceBernstein VPS Growth     Long-term growth of capital. Invests           AllianceBernstein L.P.
and Income Portfolio (Class B)   primarily in the equity securities of
                                 domestic companies that the Advisor deems to
                                 be undervalued.
AllianceBernstein VPS            Long-term growth of capital. Invests           AllianceBernstein L.P.
International Value Portfolio    primarily in a diversified portfolio of
(Class B)                        equity securities of established companies
                                 selected from more than 40 industries and
                                 from more than 40 developed and emerging
                                 market countries.


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  16  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                     INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
American Century VP Mid Cap      Long-term capital growth with income as a      American Century Investment Management,
Value, Class II                  secondary objective. Long-term capital growth  Inc.
                                 with income as secondary objective. Invests
                                 primarily in stocks of companies that
                                 management believes are undervalued at the
                                 time of purchase. The fund will invest at
                                 least 80% of its assets in securities of
                                 companies whose market capitalization at the
                                 time of purchase is within the capitalization
                                 range of the Russell 3000 Index, excluding
                                 the largest 100 such companies.
American Century VP Ultra(R),    Long-term capital growth. Analytical research  American Century Investment Management,
Class II                         tools and techniques are used to identify the  Inc.
                                 stocks of larger-sized companies that appear
                                 to have the best opportunity of sustaining
                                 long-term above average growth.
American Century VP Value,       Long-term capital growth, with income as a     American Century Investment Management,
Class II                         secondary objective. Invests primarily in      Inc.
                                 stocks of companies that management believes
                                 to be undervalued at the time of purchase.
Columbia High Yield Fund,        Total return, consisting of a high level of    Columbia Management Advisors, LLC,
Variable Series, Class B         income and capital appreciation. Under normal  advisor; MacKay Shields LLC,
                                 circumstances, the Fund invests at least 80%   subadviser.
                                 of net assets in domestic and foreign
                                 corporate below investment grade debt
                                 securities. These securities generally will
                                 be, at the time of purchase, rated BB or
                                 below by Standard & Poor's Corporation (S&P)
                                 or Fitch, rated "Ba" or below by Moody's, or
                                 unrated but determined by the Advisor to be
                                 of comparable quality. The Fund invests
                                 primarily in domestic corporate below
                                 investment grade securities (including
                                 private placements), U.S. dollar-denominated
                                 foreign corporate below investment grade
                                 securities (including private placements),
                                 zero-coupon bonds and U.S. Government
                                 obligations. The Fund may invest up to 20% of
                                 net assets in equity securities that may
                                 include convertible securities. The Fund is
                                 not managed to a specific duration.
Columbia Marsico Growth Fund,    Long-term growth of capital. Under normal      Columbia Management Advisors, LLC,
Variable Series, Class A         circumstances, the Fund invests primarily in   adviser; Marsico Capital Management,
                                 equity securities of large- capitalization     LLC, sub-adviser.
                                 companies that have market capitalizations of
                                 $5 billion or more at the time of purchase.
                                 The Fund generally holds a core position of
                                 between 35 and 50 common stocks. It may hold
                                 up to 25% of total assets in foreign
                                 securities, including in emerging market
                                 securities.


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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   17

INVESTING IN                     INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
Columbia Marsico International   Long-term growth of capital. Under normal      Columbia Management Advisors, LLC,
Opportunities Fund, Variable     circumstances, the Fund invests at least 65%   adviser; Marsico Capital Management,
Series, Class B                  of total assets in common stocks of foreign    LLC, sub-adviser.
                                 companies. The Fund may invest in companies
                                 of any size throughout the world that are
                                 selected for their long-term growth
                                 potential. The Fund normally invests in
                                 issuers from at least three different
                                 countries not including the United States.
                                 The Fund may invest in common stocks of
                                 companies operating in or economically tied
                                 to emerging markets countries. Some issuers
                                 or securities in the Fund's portfolio may be
                                 based in or economically tied to the United
                                 States.
Columbia Small Cap Value Fund,   Long-term capital appreciation. Under normal   Columbia Management Advisors, LLC
Variable Series, Class B         circumstances, the Fund invests at least 80%
                                 of net assets in equity securities of
                                 companies that have market capitalizations in
                                 the range of companies in the Russell 2000
                                 Index at the time of purchase that the
                                 Advisor believes are undervalued and have the
                                 potential for long-term growth. The Fund may
                                 invest up to 20% of total assets in foreign
                                 securities. The Fund may also invest in real
                                 estate investment trusts.
Credit Suisse Trust - Commodity  Total Return. Invests in commodity-linked      Credit Suisse Asset Management, LLC
Return Strategy Portfolio        derivative instruments backed and
                                 fixed-income securities. The portfolio
                                 invests in commodity-linked derivative
                                 instruments, such as commodity-linked notes,
                                 swap agreements, commodity options, futures
                                 and options on futures that provide exposure
                                 to the investment returns of the commodities
                                 markets without investing directly in
                                 physical commodities. The portfolio invests
                                 all of its assets in commodity-linked
                                 derivative instruments, such as structured
                                 notes and swaps, and fixed-income securities,
                                 subject to applicable IRS limits. The
                                 portfolio may also gain exposure to commodity
                                 markets by investing in the Credit Suisse
                                 Cayman Commodity Fund II, a wholly owned
                                 subsidiary of the Portfolio formed in the
                                 Cayman Island.
Dreyfus Variable Investment      Capital growth. To pursue this goal, the       The Dreyfus Corporation
Fund International Equity        portfolio primarily invests in growth stocks
Portfolio, Service Shares        of foreign companies. Normally, the portfolio
                                 invests at least 80% of its assets in stocks,
                                 including common stocks, preferred stocks and
                                 convertible securities, including those
                                 purchased in initial public offering.
Dreyfus Variable Investment      Long-term capital growth. To pursue this       The Dreyfus Corporation
Fund International Value         goal, the portfolio normally invests at least
Portfolio, Service Shares        80% of its assets in stocks. The portfolio
                                 ordinarily invests most of its assets in
                                 securities of foreign companies which Dreyfus
                                 considers to be value companies. The
                                 portfolio's stock investments may include
                                 common stocks, preferred stocks and
                                 convertible securities, including those
                                 purchased in initial public offerings or
                                 shortly thereafter. The portfolio may invest
                                 in companies of any size. The portfolio may
                                 also invest in companies located in emerging
                                 markets.


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  18  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                     INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
Eaton Vance VT Floating-Rate     High level of current income. The Fund         Eaton Vance Management
Income Fund                      invests primarily in senior floating rate
                                 loans ("Senior Loans"). Senior Loans
                                 typically are of below investment grade
                                 quality and have below investment grade
                                 credit ratings, which ratings are associated
                                 with securities having high risk, speculative
                                 characteristics. The Fund invests at least
                                 80% of its net assets in income producing
                                 floating rate loans and other floating rate
                                 debt securities. The Fund may also purchase
                                 investment grade fixed income debt securities
                                 and money market instruments. The Fund may
                                 invest up to 25% of its total assets in
                                 foreign securities and may engage in certain
                                 hedging transactions. The Fund may purchase
                                 derivative instruments, such as futures
                                 contracts and options thereon, interest rate
                                 and credit default swaps, credit linked notes
                                 and currency hedging derivatives.
Fidelity(R) VIP Contrafund(R)    Long-term capital appreciation. Normally       Fidelity Management & Research Company
Portfolio Service Class 2        invests primarily in common stocks. Invests    (FMR), investment manager; FMR U.K. and
                                 in securities of companies whose value it      FMR Far East, sub-advisers.
                                 believes is not fully recognized by the
                                 public. Invests in either "growth" stocks or
                                 "value" stocks or both. The fund invests in
                                 domestic and foreign issuers.
Fidelity(R) VIP Investment       High level of current income consistent with   Fidelity Management & Research Company
Grade Bond Portfolio Service     the preservation of capital. Normally invests  (FMR), investment manager; FMR U.K.,
Class 2                          at least 80% of assets in investment-grade     FMR Far East, sub-advisers.
                                 debt securities (those of medium and high
                                 quality) of all types and repurchase
                                 agreements for those securities.
Fidelity(R) VIP Mid Cap          Long-term growth of capital. Normally invests  Fidelity Management & Research Company
Portfolio Service Class 2        primarily in common stocks. Normally invests   (FMR), investment manager; FMR U.K.,
                                 at least 80% of assets in securities of        FMR Far East, sub-advisers.
                                 companies with medium market capitalizations.
                                 May invest in companies with smaller or
                                 larger market capitalizations. Invests in
                                 domestic and foreign issuers. The Fund
                                 invests in either "growth" or "value" common
                                 stocks or both.
Fidelity(R) VIP Overseas         Long-term growth of capital. Normally invests  Fidelity Management & Research Company
Portfolio Service Class 2        primarily in common stocks of foreign          (FMR), investment manager; FMR U.K.,
                                 securities. Normally invests at least 80% of   FMR Far East, Fidelity International
                                 assets in non-U.S. securities.                 Investment Advisors (FIIA) and FIIA
                                                                                U.K., sub-advisers.
FTVIPT Franklin Income           Maximize income while maintaining prospects    Franklin Advisers, Inc.
Securities Fund - Class 2        for capital appreciation. The Fund normally
                                 invests in both equity and debt securities.
                                 The Fund seeks income by investing in
                                 corporate, foreign, and U.S. Treasury bonds
                                 as well as stocks with dividend yields the
                                 manager believes are attractive.


--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   19

INVESTING IN                     INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
FTVIPT Templeton Global Income   High current income consistent with            Franklin Advisers, Inc.
Securities Fund - Class 2        preservation of capital, with capital
                                 appreciation as a secondary consideration.
                                 The Fund normally invests mainly in debt
                                 securities of governments and their political
                                 subdivisions and agencies, supranational
                                 organizations and companies located anywhere
                                 in the world, including emerging markets.
FTVIPT Templeton Growth          Long-term capital growth. The Fund normally    Templeton Global Advisors Limited,
Securities Fund - Class 2        invests primarily in equity securities of      adviser; Templeton Asset Management
                                 companies located anywhere in the world,       Ltd., subadviser.
                                 including those in the U.S. and in emerging
                                 markets.
Goldman Sachs VIT Mid Cap Value  Long-term capital appreciation. The Fund       Goldman Sachs Asset Management, L.P.
Fund - Institutional Shares      invests, under normal circumstances, at least
                                 80% of its net assets plus any borrowings for
                                 investment purposes (measured at time of
                                 purchase) ("Net Assets") in a diversified
                                 portfolio of equity investments in mid-cap
                                 issuers with public stock market
                                 capitalizations (based upon shares available
                                 for trading on an unrestricted basis) within
                                 the range of the market capitalization of
                                 companies constituting the Russell Midcap(R)
                                 Value Index at the time of investment. If the
                                 market capitalization of a company held by
                                 the Fund moves outside this range, the Fund
                                 may, but is not required to, sell the
                                 securities. The capitalization range of the
                                 Russell Midcap(R) Value Index is currently
                                 between $1.1 billion and $21 billion.
                                 Although the Fund will invest primarily in
                                 publicly traded U.S. securities, it may
                                 invest up to 25% of its Net Assets in foreign
                                 securities, including securities of issuers
                                 in countries with emerging markets or
                                 economies ("emerging countries") and
                                 securities quoted in foreign currencies. The
                                 Fund may invest in the aggregate up to 20% of
                                 its Net Assets in companies with public stock
                                 market capitalizations outside the range of
                                 companies constituting the Russell Midcap(R)
                                 Value Index at the time of investment and in
                                 fixed-income securities, such as government,
                                 corporate and bank debt obligations.


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  20  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                     INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
Goldman Sachs VIT Structured     Long-term growth of capital and dividend       Goldman Sachs Asset Management, L.P.
U.S. Equity Fund -               income. The Fund invests, under normal
Institutional Shares             circumstances, at least 80% of its net assets
                                 plus any borrowings for investment purposes
                                 (measured at the time of purchase) ("Net
                                 Assets") in a diversified portfolio of equity
                                 investments in U.S. issuers, including
                                 foreign companies that are traded in the
                                 United States. However, it is currently
                                 anticipated that, under normal circumstances,
                                 the Fund will invest at least 95% of its Net
                                 Assets in such equity investments. The Fund's
                                 investments are selected using a variety of
                                 quantitative techniques, derived from
                                 fundamental research including but not
                                 limited to valuation, momentum, profitability
                                 and earnings quality, in seeking to maximize
                                 the Fund's expected returns. The Fund
                                 maintains risk, style, capitalization and
                                 industry characteristics similar to the S&P
                                 500 Index. The S&P 500 Index is an index of
                                 large-cap stocks designed to reflect a broad
                                 representation of the U.S. economy. The Fund
                                 seeks to maximize expected return while
                                 maintaining these and other characteristics
                                 similar to the benchmark. The Fund is not
                                 required to limit its investments to
                                 securities in the S&P 500 Index.
Janus Aspen Series Large Cap     Long-term growth of capital in a manner        Janus Capital Management LLC
Growth Portfolio: Service        consistent with the preservation of capital.
Shares                           Invests under normal circumstances at least
                                 80% of its net assets in common stocks of
                                 large-sized companies. Large-sized companies
                                 are those whose market capitalization falls
                                 within the range of companies in the Russell
                                 1000(R) Index at the time of purchase.
Legg Mason Partners Variable     Long-term growth of capital. Under normal      Legg Mason Partners Fund Advisor, LLC,
Small Cap Growth Portfolio,      circumstances, the fund invests at least 80%   adviser; ClearBridge Advisors, LLC,
Class I                          of its net assets in equity securities of      sub-adviser.
                                 companies with small market capitalizations
                                 and related investments.
MFS(R) Total Return Series -     Total return. Invests primarily in equity and  MFS Investment Management(R)
Service Class                    fixed income securities. MFS invests between
                                 40% and 75% of the fund's net assets in
                                 equity securities and at least 25% of the
                                 fund's total assets in fixed-income senior
                                 securities.
MFS(R) Utilities Series -        Total return. Normally invests at least 80%    MFS Investment Management(R)
Service Class                    of the fund's net assets in securities of
                                 issuers in the utilities industry. The Fund's
                                 assets may be invested in companies of any
                                 size.
Oppenheimer Capital              Capital appreciation by investing in           OppenheimerFunds, Inc.
Appreciation Fund/VA, Service    securities of well- known, established
Shares                           companies.
Oppenheimer Global Securities    Long-term capital appreciation. Invests        OppenheimerFunds, Inc.
Fund/VA, Service Shares          mainly in common stocks of U.S. and foreign
                                 issuers that are "growth-type" companies,
                                 cyclical industries and special situations
                                 that are considered to have appreciation
                                 possibilities.


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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   21

INVESTING IN                     INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
Oppenheimer Main Street Small    Capital appreciation. Invests mainly in        OppenheimerFunds, Inc.
Cap Fund/VA, Service Shares      common stocks of small-capitalization U.S.
                                 companies that the fund's investment manager
                                 believes have favorable business trends or
                                 prospects.
Oppenheimer Strategic Bond       High level of current income principally       OppenheimerFunds, Inc.
Fund/VA, Service Shares          derived from interest on debt securities.
                                 Invests mainly in three market sectors: debt
                                 securities of foreign governments and
                                 companies, U.S. government securities and
                                 lower-rated high yield securities of U.S. and
                                 foreign companies.
PIMCO VIT All Asset Portfolio,   Maximum real return consistent with            Pacific Investment Management Company
Advisor Share Class              preservation of real capital and prudent       LLC
                                 investment management period. The Portfolio
                                 seeks to achieve its investment objective by
                                 investing under normal circumstances
                                 substantially all of its assets in
                                 Institutional Class shares of the PIMCO
                                 Funds, an affiliated open-end investment
                                 company, except the All Asset and All Asset
                                 All Authority Funds ("Underlying Funds").
                                 Though it is anticipated that the Portfolio
                                 will not currently invest in the European
                                 StocksPLUS(R) TR Strategy, Far East
                                 (ex-Japan) StocksPLUS(R) TR Strategy,
                                 Japanese StocksPLUS(R) TR Strategy,
                                 StocksPLUS(R) Municipal-Backed and
                                 StocksPLUS(R) TR Short Strategy Funds, the
                                 Portfolio may invest in these Funds in the
                                 future, without shareholder approval, at the
                                 discretion of the Portfolio's asset
                                 allocation sub-adviser.
RVST RiverSource Partners        Long-term capital growth. The Fund's assets    RiverSource Investments, LLC, adviser;
Variable Portfolio -             are primarily invested in equity securities    Davis Selected Advisers, L.P.,
Fundamental Value Fund           of U.S. companies. Under normal market         subadviser.
(previously RiverSource          conditions, the Fund's assets will be
Variable Portfolio -             invested primarily in companies with market
Fundamental Value Fund)          capitalizations of at least $5 billion at the
                                 time of the Fund's investment. The Fund may
                                 invest up to 25% of its net assets in foreign
                                 investments.
RVST RiverSource Partners        Long-term growth of capital. Invests           RiverSource Investments, LLC, adviser;
Variable Portfolio - Select      primarily in equity securities of mid cap      Systematic Financial Management, L.P.
Value Fund                       companies as well as companies with larger     and WEDGE Capital Management L.L.P.,
(previously RiverSource          and smaller market capitalizations. The Fund   sub-advisers.
Variable Portfolio - Select      considers mid-cap companies to be either
Value Fund)                      those with a market capitalization of up to
                                 $15 billion or those whose market
                                 capitalization falls within range of the
                                 Russell Midcap(R) Value Index.
RVST RiverSource Partners        Long-term capital appreciation. Under normal   RiverSource Investments, LLC, adviser;
Variable Portfolio - Small Cap   market conditions, at least 80% of the Fund's  River Road Asset Management, LLC,
Value Fund                       net assets will be invested in small cap       Donald Smith & Co., Inc., Franklin
(previously RiverSource          companies with market capitalization, at the   Portfolio Associates LLC, Barrow,
Variable Portfolio - Small Cap   time of investment, of up to $2.5 billion or   Hanley, Mewhinney & Strauss, Inc. and
Value Fund)                      that fall within the range of the Russell      Denver Investment Advisors LLC,
                                 2000(R) Value Index. The Fund may invest up    subadvisers.
                                 to 25% of its net assets in foreign
                                 investments.


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  22  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                     INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
RVST RiverSource Variable        Maximum current income consistent with         RiverSource Investments, LLC
Portfolio - Cash Management      liquidity and stability of principal. Invests
Fund                             primarily in money market instruments, such
                                 as marketable debt obligations issued by
                                 corporations or the U.S. government or its
                                 agencies, bank certificates of deposit,
                                 bankers' acceptances, letters of credit, and
                                 commercial paper, including asset-backed
                                 commercial paper.
RVST RiverSource Variable        High level of current income while attempting  RiverSource Investments, LLC
Portfolio - Diversified Bond     to conserve the value of the investment for
Fund                             the longest period of time. Under normal
                                 market conditions, the Fund invests at least
                                 80% of its net assets in bonds and other debt
                                 securities. At least 50% of the Fund's net
                                 assets will be invested in securities like
                                 those included in the Lehman Brothers
                                 Aggregate Bond Index (Index), which are
                                 investment grade and denominated in U.S.
                                 dollars. The Index includes securities issued
                                 by the U.S. government, corporate bonds, and
                                 mortgage-and asset-backed securities.
                                 Although the Fund emphasizes high- and
                                 medium-quality debt securities, it will
                                 assume some credit risk to achieve higher
                                 yield and/or capital appreciation by buying
                                 lower-quality (junk) bonds. The Fund may
                                 invest up to 25% of its net assets in foreign
                                 investments, which may include instruments in
                                 emerging markets.
RVST RiverSource Variable        High level of current income and, as a         RiverSource Investments, LLC
Portfolio - Diversified Equity   secondary goal, steady growth of capital.
Income Fund                      Under normal market conditions, the Fund
                                 invests at least 80% of its net assets in
                                 dividend-paying common and preferred stocks.
                                 The Fund may invest up to 25% of its net
                                 assets in foreign investments.
RVST RiverSource Variable        Total return that exceeds the rate of          RiverSource Investments, LLC
Portfolio - Global Inflation     inflation over the long-term. Non-diversified
Protected Securities Fund        mutual fund that, under normal market
                                 conditions, invests at least 80% of its net
                                 assets in inflation-protected debt
                                 securities. These securities include
                                 inflation-indexed bonds of varying maturities
                                 issued by U.S. and foreign governments, their
                                 agencies or instrumentalities, and
                                 corporations.
RVST RiverSource Variable        Long-term capital growth. Invests primarily    RiverSource Investments, LLC
Portfolio - Growth Fund          in common stocks and securities convertible
                                 into common stocks that appear to offer
                                 growth opportunities. These growth
                                 opportunities could result from new
                                 management, market developments, or
                                 technological superiority. The Fund may
                                 invest up to 25% of its net assets in foreign
                                 investments.


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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   23

INVESTING IN                     INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
RVST RiverSource Variable        High current income, with capital growth as a  RiverSource Investments, LLC
Portfolio - High Yield Bond      secondary objective. Under normal market
Fund                             conditions, the Fund invests at least 80% of
                                 its net assets in high-yield debt instruments
                                 (commonly referred to as "junk") including
                                 corporate debt securities as well as bank
                                 loans rated below investment grade by a
                                 nationally recognized statistical rating
                                 organization, or if unrated, determined to be
                                 of comparable quality. Up to 25% of the Fund
                                 may be invested in high yield debt
                                 instruments of foreign issuers.
RVST RiverSource Variable        High total return through current income and   RiverSource Investments, LLC
Portfolio - Income               capital appreciation. Under normal market
Opportunities Fund               conditions, the Fund invests primarily in
                                 income-producing debt securities with an
                                 emphasis on the higher rated segment of the
                                 high-yield (junk bond) market. These
                                 income-producing debt securities include
                                 corporate debt securities as well as bank
                                 loans. The Fund will purchase only securities
                                 rated B or above, or unrated securities
                                 believed to be of the same quality. If a
                                 security falls below a B rating, the Fund may
                                 continue to hold the security. Up to 25% of
                                 the Fund may be in foreign investments.
RVST RiverSource Variable        Capital appreciation. Under normal market      RiverSource Investments, LLC
Portfolio - Large Cap Equity     conditions, the Fund invests at least 80% of
Fund                             its net assets in equity securities of
                                 companies with market capitalization greater
                                 than $5 billion at the time of purchase. The
                                 Fund may invest up to 25% of its net assets
                                 in foreign investments.
RVST RiverSource Variable        Long-term growth of capital. Under normal      RiverSource Investments, LLC
Portfolio - Mid Cap Value Fund   circumstances, the Fund invests at least 80%
                                 of its net assets (including the amount of
                                 any borrowings for investment purposes) in
                                 equity securities of medium-sized companies.
                                 Medium-sized companies are those whose market
                                 capitalizations at the time of purchase fall
                                 within the range of the Russell Midcap(R)
                                 Value Index. The Fund may invest up to 25% of
                                 its net assets in foreign investments.
RVST RiverSource Variable        Long-term capital appreciation. The Fund       RiverSource Investments, LLC
Portfolio - S&P 500 Index Fund   seeks to provide investment results that
                                 correspond to the total return (the
                                 combination of appreciation and income) of
                                 large-capitalization stocks of U.S.
                                 companies. The Fund invests in common stocks
                                 included in the Standard & Poor's 500
                                 Composite Stock Price Index (S&P 500). The
                                 S&P 500 is made up primarily of
                                 large-capitalization companies that represent
                                 a broad spectrum of the U.S. economy.


--------------------------------------------------------------------------------
  24  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

INVESTING IN                     INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
RVST RiverSource Variable        High level of current income and safety of     RiverSource Investments, LLC
Portfolio - Short Duration U.S.  principal consistent with investment in U.S.
Government Fund                  government and government agency securities.
                                 Under normal market conditions, at least 80%
                                 of the Fund's net assets are invested in
                                 securities issued or guaranteed as to
                                 principal and interest by the U.S.
                                 government, its agencies or
                                 instrumentalities.
RVST Threadneedle Variable       Long-term capital growth. The Fund's assets    RiverSource Investments, LLC, adviser;
Portfolio - Emerging Markets     are primarily invested in equity securities    Threadneedle International Limited, an
Fund                             of emerging market companies. Under normal     indirect wholly-owned subsidiary of
(previously RiverSource          market conditions, at least 80% of the Fund's  Ameriprise Financial, sub-adviser.
Variable Portfolio - Emerging    net assets will be invested in securities of
Markets Fund)                    companies that are located in emerging market
                                 countries, or that earn 50% or more of their
                                 total revenues from goods and services
                                 produced in emerging market countries or from
                                 sales made in emerging market countries.
RVST Threadneedle Variable       Capital appreciation. Invests primarily in     RiverSource Investments, LLC, adviser;
Portfolio - International        equity securities of foreign issuers that are  Threadneedle International Limited, an
Opportunity Fund                 believed to offer strong growth potential.     indirect wholly-owned subsidiary of
(previously RiverSource          The Fund may invest in developed and in        Ameriprise Financial, sub-adviser.
Variable Portfolio -             emerging markets.
International Opportunity Fund)
Van Kampen Life Investment       Capital growth and income through investments  Van Kampen Asset Management
Trust Comstock Portfolio, Class  in equity securities, including common
II Shares                        stocks, preferred stocks and securities
                                 convertible into common and preferred stocks.
                                 The Portfolio emphasizes value style of
                                 investing seeking well-established,
                                 undervalued companies believed by the
                                 Portfolio's investment adviser to posses the
                                 potential for capital growth and income.
Van Kampen UIF Global Real       Current income and capital appreciation.       Morgan Stanley Investment Management
Estate Portfolio, Class II       Invests primarily in equity securities of      Inc., doing business as Van Kampen,
Shares                           companies in the real estate industry located  adviser; Morgan Stanley Investment
                                 throughout the world, including real estate    Management Limited and Morgan Stanley
                                 operating companies, real estate investment    Investment Management Company,
                                 trusts and similar entities established        sub-advisers.
                                 outside the U.S. (foreign real estate
                                 companies).
Van Kampen UIF Mid Cap Growth    Long-term capital growth. Invests primarily    Morgan Stanley Investment Management
Portfolio, Class II Shares       in growth-oriented equity securities of U.S.   Inc., doing business as Van Kampen.
                                 mid cap companies and foreign companies,
                                 including emerging market securities.


--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   25

INVESTING IN                     INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
Wanger International             Long-term growth of capital. Invests           Columbia Wanger Asset Management, L.P.
Small Cap                        primarily in stocks of companies based
Effective June 1, 2008, the      outside the U.S. with market capitalizations
Fund will change its name to     of less than $5 billion at time of initial
Wanger International.            purchase.
                                 Effective June 1, 2008:
                                 Long-term growth of capital. Under normal
                                 market circumstances, the Fund invests a
                                 majority of its net assets in small- and
                                 mid-sized companies with market
                                 capitalizations under $5 billion at the time
                                 of investment. However, if the Fund's
                                 investments in such companies represent less
                                 than a majority of its net assets, the Fund
                                 may continue to hold and to make additional
                                 investments in an existing company in its
                                 portfolio even if that company's
                                 capitalization has grown to exceed $5
                                 billion. Except as noted above, under normal
                                 market circumstances, the Fund may invest in
                                 other companies with market capitalizations
                                 above $5 billion, provided that immediately
                                 after that investment a majority of its net
                                 assets would be invested in companies with
                                 market capitalizations under $5 billion.
Wanger U.S. Smaller Companies    Long-term growth of capital. Invests           Columbia Wanger Asset Management, L.P.
Effective June 1, 2008, the      primarily in stocks of small- and medium-size
Fund will change its name to     U.S. companies with market capitalizations of
Wanger USA.                      less than $5 billion at time of initial
                                 purchase.
                                 Effective June 1, 2008:
                                 Long-term growth of capital. Under normal
                                 market circumstances, the Fund invests a
                                 majority of its net assets in small- and
                                 mid-sized companies with market
                                 capitalizations under $5 billion at the time
                                 of investment. However, if the Fund's
                                 investments in such companies represent less
                                 than a majority of its net assets, the Fund
                                 may continue to hold and to make additional
                                 investments in an existing company in its
                                 portfolio even if that company's
                                 capitalization has grown to exceed $5
                                 billion. Except as noted above, under normal
                                 market circumstances, the Fund may invest in
                                 other companies with market capitalizations
                                 above $5 billion, provided that immediately
                                 after that investment a majority of its net
                                 assets would be invested in companies with
                                 market capitalizations under $5 billion.


THE GUARANTEE PERIOD ACCOUNTS (GPAS)

The GPAs may not be available in some states.


Currently, unless an asset allocation program is in effect, you may allocate purchase payments to one or more of the GPAs with guarantee periods declared by us. The required minimum investment in each GPA is $1,000. These accounts are not available in all states and are not offered after annuity payouts begin.


Each GPA pays an interest rate that is declared when you make an allocation to that account. That interest rate is then fixed for the Guarantee Period that you chose. We will periodically change the declared interest rate for any future allocations to these accounts, but we will not change the rate paid on money currently in a GPA.

--------------------------------------------------------------------------------
  26  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

The interest rates that we will declare as guaranteed rates in the future are determined by us at our discretion (future rates). We will determine future rates based on various factors including, but not limited to, the interest rate environment, returns we earn on investments in the nonunitized separate account we have established for the GPAs, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition and RiverSource Life's revenues and other expenses. WE CANNOT PREDICT NOR CAN WE GUARANTEE WHAT FUTURE RATES WILL BE.

We hold amounts you allocate to the GPAs in a "nonunitized" separate account we have established under the Indiana Insurance Code. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the GPAs. State insurance law prohibits us from charging this separate account with liabilities of any other separate account or of our general business. We own the assets of this separate account as well as any favorable investment performance of those assets. You do not participate in the performance of the assets held in this separate account. We guarantee all benefits relating to your value in the GPAs. This guarantee is based on the continued claims-paying ability of the company.

We intend to construct and manage the investment portfolio relating to the separate account in such a way as to minimize the impact of fluctuations by interest rates. We seek to achieve this by constructing a portfolio of assets with a price sensitivity to interest rate changes (i.e., price duration) that is similar to the price duration of the corresponding portfolio of liabilities.

We must invest this portfolio of assets in accordance with requirements established by applicable state laws regarding the nature and quality of investments that life insurance companies may make and the percentage of their assets that they may commit to any particular type of investment. Our investment strategy will incorporate the use of a variety of debt instruments having price durations tending to match the applicable guarantee periods. These instruments include, but are not necessarily limited to, the following:

- Securities issued by the U.S. government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. government;

- Debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by any of three nationally recognized rating agencies -- Standard & Poor's, Moody's Investors Service or Fitch -- or are rated in the two highest grades by the National Association of Insurance Commissioners;

- Other debt instruments which are unrated or rated below investment grade, limited to 10% of assets at the time of purchase; and

- Real estate mortgages, limited to 45% of portfolio assets at the time of acquisition.

In addition, options and futures contracts on fixed income securities will be used from time to time to achieve and maintain appropriate investment and liquidity characteristics on the overall asset portfolio.

While this information generally describes our investment strategy, we are not obligated to follow any particular strategy except as may be required by federal law and Indiana and other state insurance laws.

MARKET VALUE ADJUSTMENT (MVA)

We will not apply an MVA to contract value you transfer or withdraw out of the GPAs within 30 days before the end of the guarantee period. During this 30 day window you may choose to start a new guarantee period of the same length, transfer the contract value to a GPA of another length, transfer the contract value to any of the subaccounts or withdraw the contract value (subject to applicable withdrawal provisions). If we do not receive any instructions at the end of your guarantee period, our current practice is to automatically transfer the contract value into the shortest GPA term offered in your state.


We guarantee the contract value allocated to the GPAs, including interest credited, if you do not make any transfers or withdrawals from the GPAs prior to 30 days before the end of the guarantee period (30 day rule). At all other times, and unless one of the exceptions to the 30 day rule described below applies, we will apply an MVA if you withdraw or transfer contract value from a GPA including withdrawals under a SecureSource rider or the Guarantor Withdrawal Benefit for Life rider or you elect an annuity payout plan while you have contract value invested in a GPA. We will refer to these transactions as "early withdrawals." The application of an MVA may result in either a gain or loss of principal.


The 30-day rule does not apply and no MVA will apply to:

- transfers from a one-year GPA occurring under an automated dollar-cost averaging program or interest sweep strategy;

- automatic rebalancing under any Portfolio Navigator model portfolio we offer which contains one or more GPAs. However, an MVA will apply if you transfer to a new Portfolio Navigator model portfolio;

- amounts applied to an annuity payout plan while a Portfolio Navigator model portfolio containing one or more GPAs is in effect;

- reallocation of your contract value according to an updated Portfolio Navigator model portfolio;

- amounts withdrawn for fees and charges; or

- amounts we pay as death claims.

--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   27

When you request an early withdrawal, we adjust the early withdrawal amount by an MVA formula. The early withdrawal amount reflects the relationship between the guaranteed interest rate you are earning in your current GPA and the interest rate we are crediting on new GPAs that end at the same time as your current GPA.

The MVA is sensitive to changes in current interest rates. The magnitude of any applicable MVA will depend on our current schedule of guaranteed interest rates at the time of the withdrawal, the time remaining in your guarantee period and your guaranteed interest rate. The MVA is negative, zero or positive depending on how the guaranteed interest rate on your GPA compares to the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. This is summarized in the following table:

            IF YOUR GPA RATE IS:               THE MVA IS:
 Less than the new GPA rate + 0.10%             Negative
 Equal to the new GPA rate + 0.10%              Zero
 Greater than the new GPA rate + 0.10%          Positive

For examples, see Appendix A.

THE FIXED ACCOUNT (APPLIES IF AVAILABLE IN YOUR STATE)

The fixed account is our general account. Amounts allocated to the fixed account become part of our general account. The fixed account includes the one-year fixed account and the DCA fixed account. We credit interest on amounts you allocate to the fixed account at rates we determine from time to time in our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns we earn on our general account investments, the rates currently in effect for new and existing RiverSource Life annuities, product design, competition, and RiverSource Life's revenues and expenses. The guaranteed minimum interest rate on amounts invested in the fixed account may vary by state but will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of RiverSource Life.

The fixed account is not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account, however, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ONE-YEAR FIXED ACCOUNT

Unless an asset allocation program we offer is in effect, you may allocate purchase payments or transfer contract value to the one-year fixed account.(1) The value of the one-year fixed account increases as we credit interest to the one-year fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit the one-year fixed account with the current guaranteed annual rate that is in effect on the date we receive your purchase payment or you transfer contract value to the one-year fixed account. The interest rate we apply to each purchase payment or transfer to the one-year fixed account is guaranteed for one year. There are restrictions on the amount you can allocate to the one-year fixed account as well as on transfers from this account (see "Buying Your Contract" and "Making the Most of Your Contract -- Transfer policies").

(1) For Contract Option C, the one-year fixed account may not be available, or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.

DCA FIXED ACCOUNT

You may allocate purchase payments to the DCA fixed account. You may not transfer contract value to the DCA fixed account.

You may allocate your entire initial purchase payment to the DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the DCA fixed account.

In accordance with your investment instructions, we transfer a pro rata amount from the DCA fixed account to your investment allocations monthly so that, at the end of the DCA fixed account term, the balance of the DCA fixed account is zero. The value of the DCA fixed account increases when we credit interest to the DCA fixed account, and decreases when we make monthly transfers from the DCA fixed account to your investment allocations. We credit interest only on the declining balance of the DCA fixed account; we do not credit interest on amounts that have been transferred from the DCA fixed account. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. Generally, we will credit the DCA fixed account with interest at the same annual effective rate we apply to the one-year fixed account on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates:

- for the DCA fixed account and the one-year fixed account;

- for the DCA fixed accounts with terms of differing length;

--------------------------------------------------------------------------------
  28  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

- for amounts in the DCA fixed account you instruct us to transfer to the one-year fixed account if available under your contract;

- for amounts in the DCA fixed account you instruct us to transfer to the GPAs;

- for amounts in the DCA fixed account you instruct us to transfer to the subaccounts.

The interest rates in effect for the DCA fixed account when we receive your purchase payment are guaranteed for the length of the term. When you allocate an additional purchase payment to an existing DCA fixed account term, the interest rates applicable to that purchase payment will be the rates in effect for the DCA fixed account of the same term on the date we receive your purchase payment. For DCA fixed accounts with an initial term (or, in the case of an additional purchase payment, a remaining term) of less than twelve months, the net effective interest rates we credit to the DCA fixed account balance will be less than the declared annual effective rates.

Alternatively, you may allocate your initial purchase payment to any combination of the following which equals one hundred percent of the amount you invest:

- the DCA fixed account for a six month term;

- the DCA fixed account for a twelve month term;

- the Portfolio Navigator model portfolio in effect;

- if no Portfolio Navigator model portfolio is in effect, to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If you make a purchase payment while a DCA fixed account term is in progress, you may allocate your purchase payment among the following:

- to the DCA fixed account term(s) then in effect. Amounts you allocate to an existing DCA fixed account term will be transferred out of the DCA fixed account over the remainder of the term. For example, if you allocate a new purchase payment to an existing DCA fixed account term of six months when only two months remains in the six month term, the amount you allocate will be transferred out of the DCA fixed account over the remaining two months of the term;

- to the Portfolio Navigator model portfolio then in effect;

- if no Portfolio Navigator model portfolio is in effect, then to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs.

If no DCA fixed account term is in progress when you make an additional purchase payment, you may allocate it according to the rules above for the allocation of your initial purchase payment.

If you participate in a model portfolio, and you change to a different model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account to your newly-elected model portfolio.

If your contract permits, and you discontinue your participation in a model portfolio while a DCA fixed account term is in progress, we will allocate transfers from the DCA fixed account for the remainder of the term in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

You may discontinue any DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the DCA fixed account whose term you are ending to the model portfolio in effect, or if no model portfolio is in effect, in accordance with your investment instructions to us to the one-year fixed account if available under your contract, the GPAs and/or the subaccounts, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPAs, including but not limited to, any limitations described in this prospectus on transfers (see "Transfer policies").

Dollar-cost averaging from the DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see "Making the Most of Your Contract -- Automated Dollar-Cost Averaging."

BUYING YOUR CONTRACT


Your investment professional will help you complete and submit an application and send it along with your initial purchase payment to our corporate office. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information we reserve the right to refuse to issue your contract or take other steps we deem reasonable. You may buy Contract Option B or Contract Option C. Contract Option B has a seven-year withdrawal charge


--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   29
schedule and optional living benefit riders. Contract Option C eliminates the per purchase payment withdrawal charge schedule in exchange for a higher mortality and expense risk fee; additionally, optional living benefit riders are not available under Contract Option C. Both contracts have the same underlying funds. As the owner, you have all rights and may receive all benefits under the contract.

You may select a qualified or nonqualified annuity. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or become an annuitant if you are 85 or younger. (The age limit may be younger for qualified annuities in some states.)

When you apply, you may select (if available in your state):

- contract Option B or Option C;

- GPAs, the one-year fixed account (if included), the DCA fixed account and/or subaccounts in which you want to invest;

- how you want to make purchase payments;

- a beneficiary;

- the optional Portfolio Navigator asset allocation program(1); and

- one of the following Death Benefits:

  - ROP Death Benefit

  - MAV Death Benefit(2)

  - 5% Accumulation Death Benefit(2)

  - Enhanced Death Benefit(2)

(1)  There is no additional charge for this feature

(2) The 5% Accumulation Death Benefit and Enhanced Death Benefit are not available with Benefit Protector and Benefit Protector Plus Death Benefit riders.


In addition, under Contract Option B, you may also select (if available in your state):

EITHER OF THE FOLLOWING OPTIONAL LIVING BENEFITS (ALL REQUIRE THE USE OF THE PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM):


- Accumulation Protector Benefit rider



- SecureSource - Single Life rider



- SecureSource - Joint Life rider


Under both Contract Option B and Contract Option C, you may also select (if available in your state):

EITHER OF THE FOLLOWING OPTIONAL DEATH BENEFITS:


- Benefit Protector Death Benefit rider(3)



- Benefit Protector Plus Death Benefit rider(3)


(3) Not available with the 5% Accumulation Death Benefit or Enhanced Death Benefit riders.


This contract provides for allocations of purchase payments to the GPAs, the one-year fixed account, the DCA fixed account and/or to the subaccounts in even 1% increments subject to the required $1,000 required minimum investment for the GPAs. For Contract Option B, the amount of any purchase payment allocated to the one-year fixed account in total cannot exceed 30% of the purchase payment. More than 30% of a purchase payment may be so allocated if you establish an automated dollar-cost averaging arrangement with respect to the purchase payment according to procedures currently in effect. We reserve the right to further limit purchase payment allocations to the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract. For Contract Option C, the one-year fixed account may not be available or may be significantly limited in some states. See your contract for the actual terms of the one-year fixed account you purchased.


If your application is complete, we will process it and apply your purchase payment to the GPAs, the one-year fixed account, DCA fixed account and subaccounts you selected within two business days after we receive it at our administrative office. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete. We will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our corporate office before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our corporate office at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.


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  30  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of $10,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application. There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date.

THE RETIREMENT DATE

Annuity payouts begin on the retirement date. When we process your application, we will establish the retirement date to be the maximum age (or contract anniversary if applicable) for nonqualified annuities and Roth IRAs and for qualified annuities the date specified below. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions. You also can change the retirement date, provided you send us written instructions at least 30 days before annuity payouts begin.

FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

- no earlier than the 30th day after the contract's effective date; and

- no later than the annuitant's 90th birthday or the tenth contract anniversary, if purchased after age 80, or such other date as agreed upon by us.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

- for IRAs by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

- for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age
  70 1/2).

If you satisfy your required minimum distributions in the form of partial withdrawals from your contract, annuity payouts can start as late as the annuitant's 90th birthday or the tenth contract anniversary, if later, or a date that has been otherwise agreed to by us.

Contract owners of IRAs and TSAs may also be able to satisfy required minimum distributions using other IRAs or TSAs, and in that case, may delay the annuity payout start date for this contract.

BENEFICIARY


We will pay to your named beneficiary the death benefit if it becomes payable before the retirement date while the contract is in force and before annuity payouts begin. If there is more than one beneficiary, we will pay each beneficiary's designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary's completed claim. If there is no named beneficiary, the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)



If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.


PURCHASE PAYMENTS

Purchase payment amounts and purchase payment timing may vary by state and be limited under the terms of your contract.

MINIMUM INITIAL PURCHASE PAYMENT

  $10,000

MINIMUM ADDITIONAL PURCHASE PAYMENTS

  $50 for SIPs

  $100 for all other payment types

MAXIMUM TOTAL PURCHASE PAYMENTS*:

  $1,000,000


* This limit applies in total to all RiverSource Life annuities you own. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code's limits on annual contributions also apply. We also reserve the right to restrict cumulative additional purchase payments for contracts with a SecureSource rider or the Guarantor Withdrawal Benefit for Life rider. Additional purchase payments are restricted during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider.

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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   31

HOW TO MAKE PURCHASE PAYMENTS

 1 BY LETTER

Send your check along with your name and contract number to:

RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

 2 BY SIP

Contact your investment professional to complete the necessary SIP paperwork.

LIMITATIONS ON USE OF CONTRACT

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values or to satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, withdrawals or death benefits until instructions are received from the appropriate governmental authority or a court of competent jurisdiction.

CHARGES


CONTRACT ADMINISTRATIVE CHARGE


We charge this fee for establishing and maintaining your records. We deduct $40 from the contract value on your contract anniversary. We prorate this charge among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. Some states also limit any contract charge allocated to the fixed account.

We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.

If you take a full withdrawal from your contract, we will deduct the charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

VARIABLE ACCOUNT ADMINISTRATIVE CHARGE

We apply this charge daily to the subaccounts. It is reflected in the unit values of your subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

MORTALITY AND EXPENSE RISK FEE


We charge these fees daily to the subaccounts. The unit values of your subaccounts reflect these fees. These fees cover the mortality and expense risk that we assume. These fees do not apply to the GPAs or the fixed account. We cannot increase these fees.


The contract (either Option B or Option C) and the death benefit guarantee you select determines the mortality and expense risk fee you pay:

                                                                CONTRACT OPTION B                       CONTRACT OPTION C
 ROP Death Benefit                                                    0.90%                                   1.55%
 MAV Death Benefit                                                    1.10                                    1.75
 5% Accumulation Death Benefit                                        1.25                                    1.90
 Enhanced Death Benefit                                               1.30                                    1.95


Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.


Expense risk arises because we cannot increase the contract administrative charge or the variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

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  32  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

The subaccounts pay us the mortality and expense risk fee they accrued as follows:

- first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;

- then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge for contract Option B will cover sales and distribution expenses.

WITHDRAWAL CHARGE

You select either contract Option B or Option C at the time of application. Contract Option C has no purchase payment withdrawal charge schedule but carries a higher mortality and expense risk fee than contract Option B.


If you select contract Option B and you withdraw all or part of your contract value before annuity payouts begin, we may deduct a withdrawal charge. As described below, a withdrawal charge schedule applies to each purchase payment you make. The withdrawal charge lasts for seven years (see "Expense Summary").



You may withdraw an amount during any contract year without a withdrawal charge. We call this amount the total free amount (TFA). The TFA varies depending on whether your Contract Option B includes a SecureSource rider or the Guarantor Withdrawal Benefit for Life rider.



CONTRACT OPTION B WITHOUT SECURESOURCE RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER


The TFA is the greater of:

- 10% of the contract value on the prior contract anniversary(1); or

- current contract earnings.


CONTRACT OPTION B WITH SECURESOURCE RIDER OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER


The TFA is the greatest of:

- 10% of the contract value on the prior contract anniversary(1);

- current contract earnings; or

- the greater of the Remaining Benefit Payment or the Remaining Annual Lifetime Payment.

(1) We consider your initial purchase payment to be the prior contract anniversary's contract value during the first contract year.

Amounts withdrawn in excess of the TFA may be subject to a withdrawal charge as described below.

A withdrawal charge will apply if the amount you withdraw includes any of your prior purchase payments that are still within their withdrawal charge schedule. To determine whether your withdrawal includes any of your prior purchase payments that are still within their withdrawal charge schedule, we withdraw amounts from your contract in the following order:

1. We withdraw the TFA first. We do not assess a withdrawal charge on the TFA.

2. We withdraw purchase payments not previously withdrawn, in the order you made them: the oldest purchase payment first, the next purchase payment second, etc. until all purchase payments have been withdrawn. By applying this "first-in, first-out" rule, we do not assess a withdrawal charge on purchase payments that we received prior to the number of years stated in the withdrawal charge schedule you select when you purchase the contract. We only assess a withdrawal charge on purchase payments that are still within the withdrawal charge schedule you selected.

EXAMPLE: Each time you make a purchase payment under the contract Option B, a withdrawal charge schedule attaches to that purchase payment. The withdrawal charge percentage for each purchase payment declines according to the withdrawal charge schedule shown in your contract. (THE WITHDRAWAL CHARGE PERCENTAGES FOR THE 7-YEAR WITHDRAWAL CHARGE SCHEDULE ARE SHOWN IN A TABLE IN THE "EXPENSE SUMMARY" ABOVE.) For example, if you select contract Option B, during the first two years after a purchase payment is made, the withdrawal charge percentage attached to that payment is 8%. The withdrawal charge percentage for that payment during the seventh year after it is made is 2%. At the beginning of the eighth year after that purchase payment is made, and thereafter, there is no longer a withdrawal charge as to that payment.

We determine your withdrawal charge by multiplying each of your payments withdrawn by the applicable withdrawal charge percentage (see "Expense Summary"), and then adding the total withdrawal charges.

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. A partial withdrawal that includes contract value taken from the GPAs may also be subject to a Market Value Adjustment (see "Guarantee Period Accounts -- Market Value Adjustment"). We pay you the amount you request.

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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   33

Note that the withdrawal charge is assessed against the original amount of your purchase payments that are subject to a withdrawal charge, even if your contract has lost value. This means that purchase payments withdrawn may be greater than the amount of contract value you withdraw.



For an example, see Appendix B.


WAIVER OF WITHDRAWAL CHARGES FOR CONTRACT OPTION B

We do not assess withdrawal charges for:

- withdrawals of any contract earnings;

- withdrawals of amounts totaling up to 10% of the contract value on the prior contract anniversary to the extent it exceeds contract earnings;


- if you elected a SecureSource rider or the Guarantor Withdrawal Benefit for Life rider, the greater of your contract's Remaining Benefit Payment or Remaining Annual Lifetime Payment to the extent it exceeds the greater of contract earnings or 10% of the contract value on the prior contract anniversary;


- required minimum distributions from a qualified annuity provided the amount is no greater than the required amount calculated under your specific contract currently in force; and

- contracts settled using an annuity payout plan (EXCEPTION: As described below, if you select annuity payout Plan E, and choose later to withdraw the value of your remaining annuity payments, we will assess a withdrawal charge. This exception also applies to Contract Option C.)

- withdrawals made as a result of one of the "Contingent events" described below to the extent permitted by state law (see your contract for additional conditions and restrictions);

- amounts we refund to you during the free look period; and

- death benefits.

CONTINGENT EVENTS

- Withdrawals you make if you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. Your contract will include this provision when you and the annuitant are under age 76 at contract issue. You must provide proof satisfactory to us of the confinement as of the date you request the withdrawal.

- To the extent permitted by state law, withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


WITHDRAWAL CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIC PERIOD:
Under this annuity payout plan, in most cases you can elect to take a withdrawal of the remaining variable payouts. If you take a withdrawal under this annuity payout plan we impose a withdrawal charge whether you have Contract Option B or Contract Option C. This charge will vary based on your contract option and the assumed investment rate (AIR) you selected for the variable payouts. The withdrawal charge equals the present value of the remaining variable payouts using an AIR of either 3.5% or 5.0% minus the present value of the remaining variable payouts using the applicable discount rate shown in a table in the "Expense Summary." (See "The Annuity Payout Period -- Annuity Payout Plans.")


POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

FUND FEES AND EXPENSES

There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds. (See "Annual Operating Expenses of the Funds.")

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was issued. Currently, we deduct any applicable premium tax when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you make a full withdrawal from your contract.


OPTIONAL LIVING BENEFIT CHARGES -- OFFERED UNDER CONTRACT OPTION B



ACCUMULATION PROTECTOR BENEFIT RIDER FEE


We charge an annual fee of 0.55% of the greater of your contract value or the minimum contract accumulation value on your contract anniversary for this optional benefit only if you select it. We deduct the fee from the contract value on the contract
--------------------------------------------------------------------------------
  34 RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS anniversary. We prorate this fee among the GPAs, the one-year fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Accumulation Protector Benefit rider, you may not cancel it and the fee will continue to be deducted until the end of the waiting period. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee.



Currently, the Accumulation Protector Benefit rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Accumulation Protector Benefit rider charge will not exceed a maximum of 1.75%.



We will not change the Accumulation Protector Benefit rider charge after the rider effective date unless:


(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge;

(b) you choose the spousal continuation step up after we have exercised our right to increase the rider charge;

(c) you change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model.

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect. We reserve the right to restart the waiting period whenever you elect to change your model portfolio to one that causes the rider charge to increase.

The fee does not apply after annuity payouts begin.


SECURESOURCE RIDER FEE


We charge an annual fee based on the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it as follows:


- SecureSource - Single Life rider, 0.65%;



- SecureSource - Joint Life rider, 0.85%.




We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect a SecureSource rider, you may not cancel it and the fee will continue to be deducted until the contract or rider is terminated, or the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA reduces to zero but the contract value has not been depleted, you will continue to be charged.



Currently the SecureSource rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The SecureSource - Single Life rider charge will not exceed a maximum charge of 1.50%. The SecureSource - Joint Life rider charge will not exceed a maximum charge of 1.75%.



We will not change the SecureSource rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the SecureSource rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.

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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   35

If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.

The fee does not apply after annuity payouts begin.


GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER FEE


We charge an annual fee of 0.65% of the greater of the contract anniversary value or the total Remaining Benefit Amount (RBA) for this optional feature only if you select it. We deduct the fee from your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion as your interest in each bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


Once you elect the Guarantor Withdrawal Benefit for Life rider, you may not cancel it and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero or annuity payouts begin. If the contract is terminated for any reason or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. If the RBA goes to zero but the contract value has not been depleted, you will continue to be charged.



Currently the Guarantor Withdrawal Benefit for Life rider charge does not vary with the Portfolio Navigator model portfolio selected; however, we reserve the right to increase this charge and/or charge a separate rider charge for each model portfolio. The Guarantor Withdrawal Benefit for Life rider charge will not exceed a maximum charge of 1.50%.



We will not change the Guarantor Withdrawal Benefit for Life rider charge after the rider effective date unless:



(a) you choose the annual elective step up after we have exercised our rights to increase the rider charge. However, if you choose to exercise the annual elective step up before the end of the waiting period, the Guarantor Withdrawal Benefit for Life rider charge will not change until the end of the waiting period. The charge will be based on the charge in effect on the valuation date we received your last written request to exercise the elective annual step up or to elect to change your Portfolio Navigator model portfolio;


(b) you choose the elective spousal continuation step up after we have exercised our rights to increase the rider charge;

(c) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge;

(d) you elect to change your Portfolio Navigator model portfolio after we have exercised our rights to charge a separate rider charge for each model portfolio.


If you choose the elective step up, the elective spousal continuation step up, or change your Portfolio Navigator model portfolio after we have exercised our rights to increase the rider charge as described above, you will pay the charge that is in effect on the valuation date we receive your written request to step up or change your Portfolio Navigator model portfolio. On the next contract anniversary, we will calculate an average rider charge, for the preceding contract year only, that reflects the various different charges that were in effect that year, adjusted for the number of calendar days each charge was in effect.


The fee does not apply after annuity payouts begin.


OPTIONAL DEATH BENEFIT CHARGES



BENEFIT PROTECTOR DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.25% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.


If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.



BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER FEE


We charge a fee for the optional feature only if you select it. If selected, we deduct 0.40% of your contract value on your contract anniversary. We prorate this fee among the GPAs, the fixed account and the subaccounts in the same proportion your interest in each account bears to your total contract value. We will modify this prorated approach to comply with state regulations where necessary.

--------------------------------------------------------------------------------
  36  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

If the contract is terminated for any reason other than death or when annuity payouts begin, we will deduct the fee from the proceeds payable adjusted for the number of calendar days coverage was in place since we last deducted the fee. We cannot increase this annual charge after the rider effective date and it does not apply after annuity payouts begin or when we pay death benefits.


VALUING YOUR INVESTMENT

We value your accounts as follows:

GPAS

We value the amounts you allocated to the GPAs directly in dollars. The value of a GPA equals:

- the sum of your purchase payments and transfer amounts allocated to the GPAs;

- plus interest credited;

- minus the sum of amounts withdrawn after any applicable MVA (including any applicable withdrawal charges for contract Option B) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - SecureSource rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


THE FIXED ACCOUNT

THE FIXED ACCOUNT INCLUDES THE ONE-YEAR FIXED ACCOUNT IF AVAILABLE UNDER YOUR CONTRACT, AND THE DCA FIXED ACCOUNT.

We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:

- the sum of your purchase payments allocated to the one-year fixed account (if included) and the DCA fixed account, and transfer amounts to the one-year fixed account (if included);

- plus interest credited;

- minus the sum of amounts withdrawn (including any applicable withdrawal charges for Contract Option B) and amounts transferred out;

- minus any prorated portion of the contract administrative charge; and

- minus the prorated portion of the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - SecureSource rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


SUBACCOUNTS

We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial withdrawal, transfer amounts out of a subaccount, or we assess a contract administrative charge, a withdrawal charge or fee for any optional riders with annual charges (if applicable).

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses.

Here is how we calculate accumulation unit values:

NUMBER OF UNITS: To calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.

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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   37

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

- adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

- dividing that sum by the previous adjusted net asset value per share; and

- subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

- additional purchase payments you allocate to the subaccounts;

- transfers into or out of the subaccounts;

- partial withdrawals;

- withdrawal charges (for contract Option B);

and the deduction of a prorated portion of:

- the contract administrative charge; and

- the fee for any of the following optional benefits you have selected:


  - Accumulation Protector Benefit rider;



  - SecureSource rider;



  - Guarantor Withdrawal Benefit for Life rider;



  - Benefit Protector rider; or



  - Benefit Protector Plus rider.


Accumulation unit values will fluctuate due to:

- changes in fund net asset value;

- fund dividends distributed to the subaccounts;

- fund capital gains or losses;

- fund operating expenses; and

- mortality and expense risk fee and the variable account administrative charge.

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the one-year fixed account or one-year GPA to one or more subaccounts. Automated transfers are not available for GPA terms of two or more years. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments or by establishing an interest sweep strategy. Interest sweeps are a monthly transfer of the interest earned from the one-year fixed account or one-year GPA into the subaccounts of your choice. If you participate in an interest sweep strategy the interest you earn on the one-year fixed account or one-year GPA will be less than the annual interest rate we apply because there will be no compounding. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

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  38  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

HOW DOLLAR-COST AVERAGING WORKS


                                                                                                                      NUMBER
BY INVESTING AN EQUAL NUMBER                                      AMOUNT                 ACCUMULATION                OF UNITS
OF DOLLARS EACH MONTH ...                   MONTH                INVESTED                 UNIT VALUE                 PURCHASED
                                             Jan                   $100                      $20                       5.00
                                             Feb                    100                       18                       5.56
you automatically buy
more units when the
per unit market price is
low...                        ARROW

                                             Mar                    100                       17                       5.88
                                             Apr                    100                       15                       6.67
                                             May                    100                       16                       6.25
                                             Jun                    100                       18                       5.56
                                             Jul                    100                       17                       5.88
and fewer units
when the per unit
market price is high.         ARROW

                                             Aug                    100                       19                       5.26
                                             Sept                   100                       21                       4.76
                                             Oct                    100                       20                       5.00


You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your investment professional.

Dollar-cost averaging as described in this section is not available when a Portfolio Navigator model portfolio is in effect. However, subject to certain restrictions, dollar-cost averaging is available through the DCA fixed account. See the "DCA Fixed Account" and "Portfolio Navigator Asset Allocation Program" sections in this prospectus for details.

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your investment professional.

Different rules apply to asset rebalancing under a Portfolio Navigator model portfolio (see "Portfolio Navigator Asset Allocation Program").

As long as you are not participating in a Portfolio Navigator model portfolio, asset rebalancing is available for use with the DCA fixed account (see "DCA Fixed Account") only if your subaccount allocation for asset rebalancing is exactly the same as your subaccount allocation for transfers from the DCA fixed account. If you change your subaccount allocations under the asset rebalancing program or the DCA fixed account, we will automatically change the subaccount allocations so they match. If you do not wish to have the subaccount allocation be the same for the asset rebalancing program and the DCA fixed account, you must terminate the asset rebalancing program or the DCA fixed account, as you may choose.

PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM

The Portfolio Navigator Asset Allocation Program (PN program) described in this section is available for nonqualified annuities and for qualified annuities.


The PN program allows you to allocate your contract value to a PN program model portfolio that consists of subaccounts, each of which invests in an underlying fund with a particular investment objective, and may include certain GPAs and/or the one-year fixed account (if available under the PN program) that represent various asset classes (allocation options). The PN program also allows you to periodically update your model portfolio or transfer to a new model portfolio. You are required to participate in the PN program if your contract includes an optional Accumulation Protector Benefit rider, SecureSource rider or the Guarantor Withdrawal Benefit for Life rider. If your contract does not include one of these riders, you also may elect to participate in the PN program at no additional charge. You should review any PN program information, including the terms of the PN program,


--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   39
carefully. Your investment professional can provide you with additional information and can answer questions you may have on the PN program.


SERVICE PROVIDERS TO THE PN PROGRAM. RiverSource Investments, an affiliate of ours, serves as non-discretionary investment adviser for the PN program solely in connection with the development of the model portfolios and periodic updates of the model portfolios. In this regard, RiverSource Investments enters into an investment advisory agreement with each contract owner participating in the PN program. In its role as investment adviser to the PN program, RiverSource Investments relies upon the recommendations of a third party service provider. In developing and updating the model portfolios, RiverSource Investments reviews the recommendations, and the third party's rationale for the recommendations, with the third party service provider. RiverSource Investments also conducts periodic due diligence and provides ongoing oversight with respect to the process utilized by the third party service provider. For more information on RiverSource Investment's role as investment adviser for the PN program, please see the Portfolio Navigator Asset Allocation Program Investment Adviser Disclosure Document, which is based on Part II of RiverSource Investment's Form ADV, the SEC investment adviser registration form. The Disclosure Document is delivered to contract owners at or before the time they enroll in the PN program.


Currently, the PN program model portfolios are designed and periodically updated for RiverSource Investments by Morningstar Associates, LLC, a registered investment adviser and wholly owned subsidiary of Morningstar, Inc. RiverSource Investments may replace Morningstar Associates and may hire additional firms to assist with the development and periodic updates of the model portfolios in the future. Also, RiverSource Investments may elect to develop and periodically update the model portfolios without the assistance of a third party service provider.

The criteria used in developing and updating the model portfolios do not guarantee or predict future performance. Neither Morningstar Associates nor RiverSource Investments, in connection with their respective roles, provides any individualized investment advice to contract owners regarding the application of a particular model portfolio to his or her circumstances. Contract owners are solely responsible for determining whether any model portfolio is appropriate.


We identify to Morningstar Associates the universe of allocation options that can be included in the model portfolios and, in limited circumstances, underlying funds of such allocation options (the universe of allocation options). The universe of allocation options may not include all allocation options available under your contract. We may modify from time to time such universe of allocation options. These modifications may reflect instructions from, or respond to actions taken by, any party making an allocation option available to us. For example, we may modify the universe of allocation options in response to the liquidation, merger or other closure of a fund. Once we identify this universe of allocation options to Morningstar Associates, neither RiverSource Investments, nor any of its affiliates, including us, dictates to Morningstar Associates the number of allocation options that should be included in a model portfolio, the percentage that any allocation option represents in a model portfolio, or whether a particular allocation option may be included in a model portfolio. However, as described below under "Potential conflict of interest", there are certain conflicts of interest associated with RiverSource Investments and its affiliates' influence over the development and updating of the model portfolios.



POTENTIAL CONFLICTS OF INTEREST. In identifying the universe of allocation options, we and our affiliates, including RiverSource Investments, are subject to competing interests that may influence the allocation options we propose. These competing interests involve compensation that RiverSource Investments or its affiliates may receive as the investment adviser to the RiverSource Variable Series Trust funds and certain allocation options as well as compensation we or an affiliate of ours may receive for providing services in connection with the RiverSource Variable Series Trust funds and such allocation options or their underlying funds. These competing interests also involve compensation we or an affiliate of ours may receive if certain funds that RiverSource Investments does not advise are included in model portfolios. The inclusion of funds that pay compensation to RiverSource Investments or an affiliate may have a positive or negative impact on performance.



As an affiliate of RiverSource Investments, the investment adviser to the RiverSource Variable Series Trust funds and certain allocation options, we may have an incentive to identify the RiverSource Variable Series Trust funds and such allocation options for consideration as part of a model portfolio over unaffiliated funds. In addition, RiverSource Investments, in its capacity as investment adviser to the RiverSource Variable Series Trust funds, monitors the performance of the RiverSource Variable Series Trust funds. In this role, RiverSource Investments may, from time to time, recommend certain changes to the board of directors of the RiverSource Variable Series Trust funds. These changes may include but not be limited to a change in portfolio management or fund strategy or the closure or merger of a RiverSource Variable Series Trust fund. RiverSource Investments also may believe that certain RiverSource Variable Series Trust funds may benefit from additional assets or could be harmed by redemptions. All of these factors may impact RiverSource Investment's view regarding the composition and allocation of a model portfolio.


RiverSource Investments' role as investment adviser to the PN program in connection with the development and updating of the model portfolios, and our identification of the universe of allocation options to Morningstar Associates for consideration, may influence the allocation of assets to or away from allocation options that are affiliated with, or managed or advised by RiverSource Investments or its affiliates.
--------------------------------------------------------------------------------
  40  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

RiverSource Investments, we or another affiliate of ours may receive higher compensation from certain unaffiliated funds that RiverSource Investments does not advise or manage. (See "Expense Summary -- Annual Operating Expenses of the Funds" and "The Variable Account and the Funds -- The Funds.") Therefore, we may have an incentive to identify these unaffiliated funds to Morningstar Associates for inclusion in the model portfolios. In addition, we or an affiliate of ours may receive higher compensation from certain GPAs or the one-year fixed account than from other allocation options. We therefore may have an incentive to identify these allocation options to Morningstar Associates for inclusion in the model portfolios.

Some officers and employees of RiverSource Investments are also officers or employees of us or our affiliates which may be involved in, and/or benefit from, your participation in the PN program. These officers and employees may have an incentive to make recommendations, or take actions, that benefit one or more of the entities they represent, rather than participants in the PN program.

PARTICIPATING IN THE PN PROGRAM. If you choose or are required to participate in the PN program, you are responsible for determining which model portfolio is best for you. Your investment professional can help you make this determination. In addition, your investment professional may provide you with an investor questionnaire, a tool to help define your investing style which is based on factors such as your investment goals, your tolerance for risk and how long you intend to invest. Your responses to the investor questionnaire can help you determine which model portfolio most closely matches your investing style. While the scoring of the investor questionnaire is objective, there is no guarantee that your responses to the investor questionnaire accurately reflect your tolerance for risk. Similarly, there is no guarantee that the asset mix reflected in the model portfolio you select after completing the investor questionnaire is appropriate to your ability to withstand investment risk. Neither RiverSource Life nor RiverSource Investments is responsible for your decision to participate in the PN program, your selection of a specific model portfolio or your decision to change to an updated or different model portfolio.

Currently, there are five PN model portfolios ranging from conservative to aggressive. You may not use more than one model portfolio at a time. Each model portfolio specifies allocation percentages to each of the subaccounts, any GPAs and/or the one-year fixed account that make up that model portfolio. By participating in the PN program, you instruct us to invest your contract value in the subaccounts, any GPAs and/or the one-year fixed account (if included) according to the allocation percentages stated for the specific model portfolio you have selected. By participating in the PN program, you also instruct us to automatically rebalance your contract value quarterly in order to maintain alignment with these allocation percentages.

Special rules apply to the GPAs if they are included in a model portfolio. Under these rules:

- no MVA will apply when rebalancing occurs within a specific model portfolio (but an MVA may apply if you elect to transfer to a new model portfolio);

- no MVA will apply if you reallocate your contract value according to an updated model portfolio; and

- no MVA will apply when you elect an annuity payout plan while your contract value is invested in a model portfolio. (See "Guarantee Period
  Accounts -- Market Value Adjustment.")

If you initially allocate qualifying purchase payments to the DCA fixed account, when available (see "DCA Fixed Account"), and you are participating in the PN program, we will make monthly transfers in accordance with your instructions from the DCA fixed account into the model portfolio you have chosen.

Each model portfolio is evaluated periodically by Morningstar Associates, which may then provide updated recommendations to RiverSource Investments. As a result, the model portfolios may be updated from time to time (typically annually) with new allocation options and allocation percentages. When these reassessments are completed and changes to the model portfolios occur, you will receive a reassessment letter. This reassessment letter will notify you that the model portfolio has been reassessed and that, unless you instruct us not to do so, your contract value, less amounts allocated to the DCA fixed account, is scheduled to be reallocated according to the updated model portfolio. The reassessment letter will specify the scheduled reallocation date and will be sent to you at least 30 days prior to this date. Based on the written authorization you provided when you enrolled in the PN program, if you do not notify us otherwise, you will be deemed to have instructed us to reallocate your contract value, less amounts allocated to the DCA fixed account, according to the updated model portfolio. If you do not want your contract value, less amounts allocated to the DCA fixed account, to be reallocated according to the updated model portfolio, you must provide written or other authorized notification as specified in the reassessment letter.


In addition to this periodic reassessment and reallocation of the model portfolios, you may also request a change to your model portfolio up to twice per contract year by written request on an authorized form or by another method agreed to by us. Such changes include changing to a different model portfolio at any time or requesting to reallocate according to the updated version of your existing model portfolio other than according to the reassessment process described above. If your contract includes an optional Accumulation Protector Benefit rider, SecureSource rider or Guarantor Withdrawal Benefit for Life rider and you make such a change (other than a scheduled periodic reallocation), we may charge you a higher fee for your rider. If your contract includes the SecureSource rider, we reserve the right to limit the number of model portfolio changes if required to comply with the written instructions of a Fund (see "Market Timing"). If your contract includes the SecureSource rider or the Guarantor


--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   41

Withdrawal Benefit for Life rider, we reserve the right to limit the number of model portfolios from which you can select, subject to state restrictions.


We reserve the right to change the terms and conditions of the PN program upon written notice to you. This includes but is not limited to the right to:

- limit your choice of models based on the amount of your initial purchase payment we accept or when you take a withdrawal;

- cancel required participation in the program after 30 days written notice;

- substitute a fund of funds for your current model portfolio if permitted under applicable securities law; and

- discontinue the PN program. We will give you 30 days' written notice of any such change.

In addition, RiverSource Investments has the right to terminate its investment advisory agreement with you upon 30 days' written notice. If RiverSource Investments terminates its investment advisory agreement with you and other participants in the PN program, we would either have to find a replacement investment adviser or terminate the PN program unless otherwise permitted by applicable law, regulations or positions of the SEC staff.


The investment advisory agreement will terminate automatically in the event that we are notified of a death which results in a death benefit becoming payable under the contract. In this case, your investment advisory relationship with RiverSource Investments and the notification of future reassessments will cease, but prior instructions provided by you in connection with your participation in the PN program will continue (e.g., rebalancing instructions provided to insurer).


RISKS. Asset allocation through the PN program does not guarantee that your contract will increase in value nor will it protect against a decline in value if market prices fall.

By spreading your contract value among various allocation options under the PN program, you may be able to reduce the volatility in your contract value, but there is no guarantee that this will happen. Although each model portfolio is intended to optimize returns given various levels of risk tolerance, a model portfolio may not perform as intended. A model portfolio, the allocation options and market performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause the model portfolio to be ineffective or less effective in reducing volatility.

Investment performance of your contract value could be better or worse by participating in the PN program than if you had not participated. A model portfolio may perform better or worse than any single fund or allocation option or any other combination of funds or allocation options. The performance of a model portfolio depends on the performance of the component funds. In addition, the timing of your investment and automatic rebalancing may affect performance.

Quarterly rebalancing and periodic updating of the model portfolios can cause their component funds to incur transactional expenses to raise cash for money flowing out of the funds or to buy securities with money flowing into the funds. Moreover, a large outflow of money from the funds may increase the expenses attributable to the assets remaining in the funds. These expenses can adversely affect the performance of the relevant funds and of the model portfolios. In addition, when a particular fund needs to buy or sell securities due to quarterly rebalancing or periodic updating of a model portfolio, it may hold a large cash position. A large cash position could detract from the achievement of the fund's investment objective in a period of rising market prices; conversely, a large cash position would reduce the fund's magnitude of loss in the event of falling market prices and provide the fund with liquidity to make additional investments or to meet redemptions. (See also the description of competing interests in the section titled "Service Providers to the PN Program" above.) For additional information regarding the risks of investing in a particular fund, see that fund's prospectus.


PN PROGRAM UNDER THE ACCUMULATION PROTECTOR BENEFIT RIDER, SECURESOURCE RIDERS


OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER



If you purchase the optional Accumulation Protector Benefit rider, an optional SecureSource rider or the optional Guarantor Withdrawal Benefit for Life rider, you are required to participate in the PN program under the terms of each rider.



- ACCUMULATION PROTECTOR BENEFIT RIDER: You cannot terminate the Accumulation Protector Benefit rider. As long as the Accumulation Protector Benefit rider is in effect, your contract value must be invested in one of the model portfolios. The Accumulation Protector Benefit rider automatically ends at the end of the waiting period as does the requirement that you participate in the PN program. At all other times, if you do not want to participate in any of the model portfolios, you must terminate your contract by requesting a full withdrawal. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT THE ACCUMULATION PROTECTOR BENEFIT RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) UNTIL THE END OF THE WAITING PERIOD.



- SECURESOURCE RIDERS OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER: In those states where the SecureSource riders are not available, you may purchase the Guarantor Withdrawal Benefit for Life rider if available in your state; see disclosure in Appendix I. The SecureSource riders and the Guarantor Withdrawal Benefit for Life rider require that your contract value be invested in one of the model portfolios for the life of the contract. Subject to state restrictions, we reserve the right to limit the

--------------------------------------------------------------------------------
  42 RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS number of model portfolios from which you can select based on the dollar amount of purchase payments you make. Because you cannot terminate a SecureSource rider or the Guarantor Withdrawal Benefit for Life rider once you have selected it, you must terminate your contract by requesting a full withdrawal if you do not want to participate in any of the model portfolios. Withdrawal charges and tax penalties may apply. THEREFORE, YOU SHOULD NOT SELECT A SECURESOURCE RIDER OR THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER IF YOU DO NOT INTEND TO CONTINUE PARTICIPATING IN THE PN PROGRAM (AS IT NOW EXISTS OR AS WE MAY MODIFY IT IN THE FUTURE) FOR THE LIFE OF THE CONTRACT.


OPTIONAL PN PROGRAM


If you do not select the optional Accumulation Protector Benefit rider, an optional SecureSource rider or the optional Guarantor Withdrawal Benefit for Life rider with your contract, you may elect to participate in the PN program.


You may elect the PN program at any time. You may cancel your participation in the PN program at any time by giving us written notice or by any other method authorized by us. Upon cancellation, automated rebalancing associated with the PN program will end. You may ask us in writing to allocate the variable subaccount portion of your contract value according to the percentage that you choose (see "Asset Rebalancing"). You can elect to participate in the PN program again at any time.


You will also cancel the PN program if you initiate transfers other than transfers to one of the current model portfolios or transfers from the DCA fixed account (see "DCA Fixed Account"). Partial withdrawals do not cancel the PN program. Your participation in the PN program will terminate on the date you make a full withdrawal from your contract, on your retirement date or when your contract terminates for any reason.


TRANSFERRING AMONG ACCOUNTS

The transfer rights discussed in this section do not apply while a Portfolio Navigator model portfolio is in effect.

You may transfer contract value from any one subaccount or GPAs, the one-year fixed account or the DCA fixed account to another subaccount before annuity payouts begin. Certain restrictions apply to transfers involving the GPAs and the one-year fixed account. You may not transfer contract value to a DCA fixed account.

The date your request to transfer will be processed depends on when we receive it:


- If we receive your transfer request at our corporate office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.



- If we receive your transfer request at our corporate office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.


There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments. Transfers out of the GPAs will be subject to an MVA if done more than 30 days before the end of the guarantee period.

We may suspend or modify transfer privileges at any time.

For information on transfers after annuity payouts begin, see "Transfer policies" below.

TRANSFER POLICIES

- Before annuity payouts begin, you may transfer contract values between the subaccounts, or from the subaccounts to the GPAs and the one-year fixed account (if included) at any time. However, if you made a transfer from the one-year fixed account to the subaccounts or the GPAs, you may not make a transfer from any subaccount or GPA back to the one-year fixed account for six months following that transfer. We reserve the right to limit transfers to the one-year fixed account if the interest rate we are then currently crediting to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from the one-year fixed account (if included) to the subaccounts or the GPAs once a year on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums). Transfers from the one-year fixed account are not subject to an MVA. For Contract Option B, the amount of contract value transferred to the one-year fixed account cannot result in the value of the one-year fixed account being greater than 30% of the contract value; transfers out of the one-year fixed account are limited to 30% of one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater. For Contract Option C, transfers to the one-year fixed account and transfers out of the one-year fixed account may not be available or may be significantly limited. See your contract for the actual terms of the one-year fixed account you purchased. For both Contract Option B and Contract Option C, we reserve the right to further limit transfers to or from the one-year fixed account if the interest rate we are then crediting on new purchase payments allocated to the one-year fixed account is equal to the minimum interest rate stated in the contract.

- You may transfer contract values from a GPA any time after 60 days of transfer or payment allocation to the account. Transfers made more than 30 days before the end of the guarantee period will receive an MVA, which may result in a gain or

--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS 43 loss of contract value, unless an exception applies (see "The Guarantee Period Accounts (GPAs) -- Market Value Adjustment (MVA)").

- If we receive your request on or within 30 days before or after the contract anniversary date, the transfer from the one-year fixed account to the GPAs will be effective on the valuation date we receive it.

- You may not transfer contract values from the subaccounts, the GPAs, or the one-year fixed account into the DCA fixed account. However, you may transfer contract values from the DCA fixed account to any of the investment options available under your contract, subject to investment minimums and other restrictions we may impose on investments in the one-year fixed account and the GPA, as described above. (See "DCA Fixed Account.")

- Once annuity payouts begin, you may not make transfers to or from the GPAs or the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. When annuity payments begin, you must transfer all contract value out of your GPAs and the DCA fixed account.

MARKET TIMING

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT BUY A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT. THE MARKET TIMING POLICIES AND PROCEDURES DESCRIBED BELOW APPLY TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN THE CONTRACT. THE UNDERLYING FUNDS IN WHICH THE SUBACCOUNTS INVEST HAVE THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. THE MARKET TIMING POLICIES OF THE UNDERLYING FUNDS MAY BE MORE RESTRICTIVE THAN THE MARKET TIMING POLICIES AND PROCEDURES WE APPLY TO TRANSFERS AMONG THE SUBACCOUNTS OF THE CONTRACT, AND MAY INCLUDE REDEMPTION FEES. WE RESERVE THE RIGHT TO MODIFY OUR MARKET TIMING POLICIES AND PROCEDURES AT ANY TIME WITHOUT PRIOR NOTICE TO YOU.

Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:

- diluting the value of an investment in an underlying fund in which a subaccount invests;

- increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and,

- preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

IN ORDER TO HELP PROTECT YOU AND THE UNDERLYING FUNDS FROM THE POTENTIALLY HARMFUL EFFECTS OF MARKET TIMING ACTIVITY, WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE SUBACCOUNTS OF THE VARIABLE ACCOUNT:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

- requiring transfer requests to be submitted only by first-class U.S. mail;

- not accepting hand-delivered transfer requests or requests made by overnight mail;

- not accepting telephone or electronic transfer requests;

- requiring a minimum time period between each transfer;

- not accepting transfer requests of an agent acting under power of attorney;

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  44  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

- limiting the dollar amount that you may transfer at any one time;



- suspending the transfer privilege; or



- modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.


Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.

IN ADDITION TO THE MARKET TIMING POLICY DESCRIBED ABOVE, WHICH APPLIES TO TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT, YOU SHOULD CAREFULLY REVIEW THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS. THE MARKET TIMING POLICIES AND PROCEDURES OF THE UNDERLYING FUNDS MAY BE MATERIALLY DIFFERENT THAN THOSE WE IMPOSE ON TRANSFERS AMONG THE SUBACCOUNTS WITHIN YOUR CONTRACT AND MAY INCLUDE MANDATORY REDEMPTION FEES AS WELL AS OTHER MEASURES TO DISCOURAGE FREQUENT TRANSFERS. AS AN INTERMEDIARY FOR THE UNDERLYING FUNDS, WE ARE REQUIRED TO ASSIST THEM IN APPLYING THEIR MARKET TIMING POLICIES AND PROCEDURES TO TRANSACTIONS INVOLVING THE PURCHASE AND EXCHANGE OF FUND SHARES. THIS ASSISTANCE MAY INCLUDE, BUT NOT BE LIMITED TO, PROVIDING THE UNDERLYING FUND UPON REQUEST WITH YOUR SOCIAL SECURITY NUMBER, TAXPAYER IDENTIFICATION NUMBER OR OTHER UNITED STATES GOVERNMENT-ISSUED IDENTIFIER, AND THE DETAILS OF YOUR CONTRACT TRANSACTIONS INVOLVING THE UNDERLYING FUND. AN UNDERLYING FUND, IN ITS SOLE DISCRETION, MAY INSTRUCT US AT ANY TIME TO PROHIBIT YOU FROM MAKING FURTHER TRANSFERS OF CONTRACT VALUE TO OR FROM THE UNDERLYING FUND, AND WE MUST FOLLOW THIS INSTRUCTION. WE RESERVE THE RIGHT TO ADMINISTER AND COLLECT ON BEHALF OF AN UNDERLYING FUND ANY REDEMPTION FEE IMPOSED BY AN UNDERLYING FUND. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

- Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

- Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund's market timing policies and procedures, including instructions we receive from a fund may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund's market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

- Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.

- Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund's market timing policies, we cannot guarantee that other intermediaries purchasing that same fund's shares will do so, and the returns of that fund could be adversely affected as a result.

FOR MORE INFORMATION ABOUT THE MARKET TIMING POLICIES AND PROCEDURES OF AN UNDERLYING FUND, THE RISKS THAT MARKET TIMING POSE TO THAT FUND, AND TO DETERMINE WHETHER AN UNDERLYING FUND HAS ADOPTED A REDEMPTION FEE, SEE THAT FUND'S PROSPECTUS.

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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   45

HOW TO REQUEST A TRANSFER OR WITHDRAWAL

 1 BY LETTER


Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or withdrawal to our corporate office:


RIVERSOURCE LIFE INSURANCE COMPANY
829 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance


MAXIMUM AMOUNT


Transfers or withdrawals:  Contract value or entire account balance
* Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

 2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL WITHDRAWALS

Your investment professional can help you set up automated transfers among your subaccounts, the one-year fixed account or GPAs or automated partial withdrawals from the GPAs, one-year fixed account, DCA fixed account or the subaccounts.

You can start or stop this service by written request or other method acceptable to us.

You must allow 30 days for us to change any instructions that are currently in place.

- Automated transfers from the one-year fixed account to any one of the subaccounts may not exceed an amount that, if continued, would deplete the one-year fixed account within 12 months.

- Transfers out of the one-year fixed account are limited to 30% of the one-year fixed account values at the beginning of the contract year or $10,000, whichever is greater.

- Automated withdrawals may be restricted by applicable law under some contracts.

- You may not make additional purchase payments if automated partial withdrawals are in effect.

- If a Portfolio Navigator model portfolio is in effect, you are not allowed to set up automated transfers except in connection with a DCA fixed account (see "The Fixed Account -- DCA Fixed Account" and "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program").

- Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

MINIMUM AMOUNT

Transfers or withdrawals:  $100 monthly
                  $250 quarterly, semiannually or annually

 3 BY PHONE

Call between 8 a.m. and 7 p.m. Central time:
(800) 333-3437

MINIMUM AMOUNT

Transfers or withdrawals:  $500 or entire account balance

MAXIMUM AMOUNT

Transfers:                 Contract value or entire account balance
Withdrawals:              $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone withdrawal within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

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  46  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

WITHDRAWALS


You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. If we receive your withdrawal request at our corporate office before the close of business, we will process your withdrawal using the accumulation unit value we calculate on the valuation date we received your withdrawal request. If we receive your withdrawal request at our corporate office at or after the close of business, we will process your withdrawal using the accumulation unit value we calculate on the next valuation date after we received your withdrawal request. We may ask you to return the contract. You may have to pay administrative charges, withdrawal charges, or any applicable optional rider charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Annuity Payout Plan E. (See "The Annuity Payout Period -- Annuity Payout Plans.")



Any partial withdrawals you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional benefits you have elected will also be reduced. If you have elected a SecureSource rider or the Guarantor Withdrawal Benefit for Life rider and your partial withdrawals in any contract year exceed the permitted withdrawal amount under the terms of the rider, your benefits under the rider may be reduced (see "Optional Benefits").


In addition, withdrawals you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits and optional benefits (see
"Taxes -- Qualified Annuities -- Required Minimum Distributions").

WITHDRAWAL POLICIES

If you have a balance in more than one account and you request a partial withdrawal, we will automatically withdraw from all your subaccounts, GPAs, the DCA fixed account, and/or the one-year fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise(1). After executing a partial withdrawal, the value in each subaccount, one-year fixed account or GPA must be either zero or at least $50.


(1) If you elected a SecureSource rider, you do not have the option to request from which account to withdraw.


RECEIVING PAYMENT

By regular or express mail:

- payable to owner;

- mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

  - the withdrawal amount includes a purchase payment check that has not cleared;

  - the NYSE is closed, except for normal holiday and weekend closings;

  - trading on the NYSE is restricted, according to SEC rules;

  - an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

  - the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS


PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.

The Code imposes certain restrictions on your right to receive early distributions from a TSA:

- Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

  - you are at least age 59 1/2;

  - you are disabled as defined in the Code;


  - you severed employment with the employer who purchased the contract;


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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   47

  - the distribution is because of your death;



  - effective Jan. 1, 2009, the distribution is due to plan termination; or



  - effective Jan. 1, 2009, you are a military reservist.


- If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

- Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").

- The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our corporate office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.


Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders, the new owner and annuitant will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. If you have a Benefit Protector Plus rider, the rider will terminate upon transfer of ownership of the annuity contract. The SecureSource - Joint Life rider, if selected, only allows transfer of the ownership of the annuity contract between covered spouses or their revocable trust(s); no other ownership changes are allowed while this rider is in force. The Accumulation Protector Benefit, the SecureSource - Single Life and the Guarantor Withdrawal Benefit for Life riders will continue upon transfer of ownership of your annuity contract. Continuance of the Benefit Protector(SM) is optional. (See "Optional Benefits.")


BENEFITS IN CASE OF DEATH

There are four death benefit options under your contract. You must select one of the following death benefits:

- ROP Death Benefit;

- MAV Death Benefit

- 5% Accumulation Death Benefit

- Enhanced Death Benefit.

If it is available in your state and if both you and the annuitant are 79 or younger at contract issue, you can elect any one of the above death benefits. If either you or the annuitant are 80 or older at contract issue, the ROP Death Benefit will apply. Once you elect a death benefit, you cannot change it. We show the death benefit that applies in your contract. The death benefit you select determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges -- Mortality and Expense Risk Fee.")

Under each option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. We will base the benefit paid on the death benefit coverage you chose when you purchased the contract. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

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  48  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

HERE ARE SOME TERMS THAT ARE USED TO DESCRIBE THE DEATH BENEFITS:

  ADJUSTED PARTIAL WITHDRAWALS (CALCULATED FOR ROP AND MAV       =   PW X DB
    DEATH BENEFITS)                                                  ------------
                                                                     CV


  PW = the partial withdrawal including any applicable withdrawal charge or MVA.

  DB = the death benefit on the date of (but prior to) the partial withdrawal

  CV = contract value on the date of (but prior to) the partial withdrawal

MAXIMUM ANNIVERSARY VALUE (MAV) -- is zero prior to the first contract anniversary after the effective date of the rider. On the first contract anniversary after the effective date of the rider, we set the MAV as the greater of these two values:

(a) current contract value; or

(b) total payments made to the contract minus adjusted partial withdrawals.

Thereafter, we increase the MAV by any additional purchase payments and reduce the MAV by adjusted partial withdrawals. Every contract anniversary after that prior to the earlier of your or the annuitant's 81st birthday, we compare the MAV to the current contract value and we reset the MAV to the higher amount.

5% VARIABLE ACCOUNT FLOOR: This is the sum of the value of your GPAs, the one-year fixed account and the variable account floor. There is no variable account floor prior to the first contract anniversary. On the first contract anniversary, we establish the variable account floor as:

- the amounts allocated to the subaccounts and the DCA fixed account at issue increased by 5%;

- plus any subsequent amounts allocated to the subaccounts and the DCA fixed account;

- minus adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account.


Thereafter, we continue to add subsequent amounts allocated to the subaccounts or the DCA fixed account and subtract adjusted transfers and partial withdrawals from the subaccounts or the DCA fixed account. On each contract anniversary after the first, through age 80, we add an amount to the variable account floor equal to 5% of the prior anniversary's variable account floor. We stop adding this amount after you or the annuitant reach age 81.

  5% VARIABLE ACCOUNT FLOOR ADJUSTED TRANSFERS OR ADJUSTED       =   PWT X VAF
    PARTIAL WITHDRAWALS                                              ---------------
                                                                     SV


  PWT   =   the amount transferred from the subaccounts or the DCA fixed account or the amount of the partial withdrawal (including any applicable withdrawal charge or MVA) from the
            subaccounts or the DCA fixed account.
  VAF   =   variable account floor on the date of (but prior to) the
            transfer or partial withdrawal.
  SV    =   value of the subaccounts or the DCA fixed account on the
            date of (but prior to) the transfer of partial withdrawal.

The amount of purchase payment withdrawn from or transferred from any subaccount or fixed account (if applicable) or GPA account is calculated as (a) times (b) where:

(a) is the amount of purchase payment in the account or subaccount on the date of but prior to the current withdrawal or transfer; and

(b) is the ratio of the amount transferred or withdrawn from the account or subaccount to the value in the account or subaccount on the date of (but prior to) the current withdrawal or transfer.

For contracts issued in New Jersey, the cap on the variable account floor is 200% of the sum of the purchase payments allocated to the subaccounts and the DCA fixed account that have not been withdrawn or transferred out of the subaccounts or DCA fixed account.

RETURN OF PURCHASE PAYMENTS (ROP) DEATH BENEFIT

The ROP Death Benefit is the basic death benefit to the contract that will pay your beneficiaries no less than your purchase payments, adjusted for withdrawals. If you or the annuitant die before annuity payouts begin and while this contract is in force, the death benefit will be the greater of these two values:

1. contract value; or

2. total purchase payments minus adjusted partial withdrawals.

The ROP Death Benefit will apply unless you select one of the alternative death benefits described immediately below.

IF AVAILABLE IN YOUR STATE AND BOTH YOU AND THE ANNUITANT ARE AGE 79 OR YOUNGER AT CONTRACT ISSUE, YOU MAY SELECT ONE OF THE DEATH BENEFITS DESCRIBED BELOW AT THE TIME YOU PURCHASE YOUR CONTRACT. THE DEATH BENEFITS DO NOT PROVIDE ANY ADDITIONAL BENEFIT BEFORE THE FIRST CONTRACT ANNIVERSARY AND MAY NOT BE APPROPRIATE FOR ISSUE AGES 75 TO 79 BECAUSE THE BENEFIT VALUES MAY BE LIMITED AFTER AGE 81. BE SURE TO DISCUSS WITH YOUR INVESTMENT PROFESSIONAL WHETHER OR NOT THESE DEATH BENEFITS ARE APPROPRIATE FOR YOUR SITUATION.

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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   49

MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT

The MAV Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the MAV on the date of death.

5% ACCUMULATION DEATH BENEFIT

The 5% Accumulation Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these three values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals; or

3. the 5% variable account floor.

ENHANCED DEATH BENEFIT

The Enhanced Death Benefit provides that if you or the annuitant die while the contract is in force and before annuity payouts begin, the death benefit will be the greatest of these four values:

1. contract value;

2. total purchase payments minus adjusted partial withdrawals;

3. the MAV on the date of death; or

4. the 5% variable account floor.

For an example of how each death benefit is calculated, see Appendix C.

IF YOU DIE BEFORE YOUR RETIREMENT DATE

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES


If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, within 60 days after our death claim requirements are fulfilled, give us written instructions to keep the contract in force. There will be no withdrawal charges on contract Option B from that point forward unless additional payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Benefit Protector Plus rider, if selected, will terminate. The SecureSource - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit, the SecureSource - Single Life and the Guarantor Withdrawal Benefit for Life riders, if selected, will continue. Continuance of the Benefit Protector is optional. (See "Optional Benefits").


If your beneficiary is not your spouse, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

- the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

- payouts begin no later than one year after your death, or other date as permitted by the IRS; and

- the payout period does not extend beyond the beneficiary's life or life expectancy.


Additionally, the optional SecureSource riders, if one is selected, will terminate.


QUALIFIED ANNUITIES

- SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your

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  50  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS
  spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


  Your spouse may elect to assume ownership of the contract at any time before annuity payouts begin. If your spouse elects to assume ownership of the contract, the contract value will be equal to the death benefit that would otherwise have been paid. There will be no withdrawal charges on contract Option B from that point forward unless additional payments are made. If you elected any optional contract features or riders, your spouse and the new annuitant (if applicable) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract. The Benefit Protector Plus rider, if selected, will terminate. The SecureSource - Joint Life rider, if selected, will continue only if the spouse electing the spousal continuation provision of the contract is a covered spouse and continues the contract as the new owner. The Accumulation Protector Benefit, the SecureSource - Single Life and the Guarantor Withdrawal Benefit for Life riders, if selected, will continue. Continuance of the Benefit Protector is optional. (See "Optional Benefits.")


- NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout or if your death occurs after attaining age 70 1/2, we will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:

  - the beneficiary asks us in writing within 60 days after our death claim requirements are fulfilled; and

  - payouts begin no later than one year following the year of your death; and

  - the payout period does not extend beyond the beneficiary's life or life expectancy.


Additionally, the optional SecureSource rider, if one is selected, will terminate.


- ANNUITY PAYOUT PLAN: If you elect an annuity payout plan which guarantees payouts to a beneficiary after your death, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

OPTIONAL BENEFITS

OPTIONAL LIVING BENEFITS -- OFFERED UNDER CONTRACT OPTION B


ACCUMULATION PROTECTOR BENEFIT RIDER



The Accumulation Protector Benefit rider is an optional benefit that you may select for an additional charge. The Accumulation Protector Benefit rider may provide a guaranteed contract value at the end of the specified waiting period on the benefit date, but not until then, under the following circumstances:



ON THE BENEFIT DATE, IF:                         THEN YOUR ACCUMULATION PROTECTOR BENEFIT RIDER BENEFIT IS:
The Minimum Contract Accumulation Value          The contract value is increased on the benefit date to
(defined below) as determined under the          equal the Minimum Contract Accumulation Value as
Accumulation Protector Benefit rider is          determined under the Accumulation Protector Benefit rider
greater than your contract value,                on the benefit date.
The contract value is equal to or greater than   Zero; in this case, the Accumulation Protector Benefit
the Minimum Contract Accumulation Value as       rider ends without value and no benefit is payable.
determined under the Accumulation Protector
Benefit rider,



If the contract value falls to zero as the result of adverse market performance or the deduction of fees and/or charges at any time during the waiting period and before the benefit date, the contract and all riders, including the Accumulation Protector Benefit rider will terminate without value and no benefits will be paid. EXCEPTION: If you are still living on the benefit date, we will pay you an amount equal to the Minimum Contract Accumulation Value as determined under the Accumulation Protector Benefit rider on the valuation date your contract value reached zero.



If this rider is available in your state, you may elect the Accumulation Protector Benefit at the time you purchase your contract and the rider effective date will be the contract issue date. The Accumulation Protector Benefit rider may not be terminated once you have elected it, except as described in the "Terminating the Rider" section below. An additional charge for the Accumulation Protector Benefit rider will be assessed annually during the waiting period. The rider ends when the waiting period expires and no further benefit will be payable and no further fees for the rider will be deducted. The Accumulation Protector Benefit rider may not be purchased with an optional SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life(SM) rider. When the rider ends, you may be able to purchase another optional rider we then offer by written request received within 30 days of that contract anniversary date. The Accumulation Protector Benefit(SM) rider may not be available in all states.



You should consider whether a Accumulation Protector Benefit rider is appropriate for you because:


- you must participate in the Portfolio Navigator program with this rider (see "Making the Most of Your Contract -- Portfolio Navigator Asset Allocation Program"). The Portfolio Navigator program limits your choice of subaccounts and GPAs (if

--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS 51 included) and one-year fixed account (if included) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, one-year fixed account (if included) and GPAs that are available under the contract to contract owners who do not elect this rider;


- you may not make additional purchase payments to your contract during the waiting period after the first 180 days immediately following the effective date of the Accumulation Protector Benefit rider;



- if you purchase this annuity as a qualified annuity, for example, an IRA, you may need to take partial withdrawals from your contract to satisfy the minimum distribution requirements of the Code (see "Taxes -- Qualified
  Annuities -- Required Minimum Distributions"). Partial withdrawals, including those you take to satisfy RMDs, will reduce any potential benefit that the Accumulation Protector Benefit rider provides. You should consult your tax advisor if you have any questions about the use of this rider in your tax situation;



- if you think you may withdraw all of your contract value before you have held your contract with this benefit rider attached for 10 years, or you are considering selecting an annuity payout option within 10 years of the effective date of your contract, you should consider whether this optional benefit is right for you. You must hold the contract a minimum of 10 years from the effective date of the Accumulation Protector Benefit rider, which is the length of the waiting period under the Accumulation Protector Benefit rider, in order to receive the benefit, if any, provided by the Accumulation Protector Benefit rider. In some cases, as described below, you may need to hold the contract longer than 10 years in order to qualify for any benefit the Accumulation Protector Benefit rider may provide;



- the 10 year waiting period under the Accumulation Protector Benefit rider will restart if you exercise the elective step up option (described below) or your surviving spouse exercises the spousal continuation elective step up (described below); and



- the 10 year waiting period under the Accumulation Protector Benefit rider may be restarted if you elect to change model portfolios to one that causes the Accumulation Protector Benefit rider charge to increase (see "Charges").



Be sure to discuss with your investment professional whether a Accumulation Protector Benefit rider is appropriate for your situation.



HERE ARE SOME GENERAL TERMS THAT ARE USED TO DESCRIBE THE OPERATION OF THE ACCUMULATION PROTECTOR BENEFIT:


BENEFIT DATE: This is the first valuation date immediately following the expiration of the waiting period.


MINIMUM CONTRACT ACCUMULATION VALUE (MCAV): An amount calculated under the Accumulation Protector Benefit rider. The contract value will be increased to equal the MCAV on the benefit date if the contract value on the benefit date is less than the MCAV on the benefit date.


ADJUSTMENTS FOR PARTIAL WITHDRAWALS: The adjustment made for each partial withdrawal from the contract is equal to the amount derived from multiplying (a) and (b) where:

(a) is 1 minus the ratio of the contract value on the date of (but immediately after) the partial withdrawal to the contract value on the date of (but immediately prior to) the partial withdrawal; and

(b) is the MCAV on the date of (but immediately prior to) the partial withdrawal.

WAITING PERIOD: The waiting period for the rider is 10 years.

We reserve the right to restart the waiting period on the latest contract anniversary if you change your asset allocation model after we have exercised our rights to increase the rider charge for new contract owners, or if you change your asset allocation model after we have exercised our rights to charge a separate charge for each model.

Your initial MCAV is equal to your initial purchase payment. It is increased by the amount of any subsequent purchase payments received within the first 180 days that the rider is effective. It is reduced by adjustments for any partial withdrawals made during the waiting period.

AUTOMATIC STEP UP

On each contract anniversary after the effective date of the rider, the MCAV will be set to the greater of:

1. 80% of the contract value on the contract anniversary; or

2. the MCAV immediately prior to the automatic step up.

The automatic step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The automatic step up of the MCAV does not restart the waiting period or increase the charge (although the total fee for the rider may increase).

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  52  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS
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ELECTIVE STEP UP OPTION

Within thirty days following each contract anniversary after the rider effective date, but prior to the benefit date, you may notify us in writing that you wish to exercise the annual elective step up option. You may exercise this elective step up option only once per contract year during this 30 day period. If your contract value on the valuation date we receive your written request to step up is greater than the MCAV on that date, your MCAV will increase to 100% of that contract value.


When you exercise the annual elective step up, we may be charging more for the Accumulation Protector Benefit rider at that time. If your MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, you will pay the charge that is in effect on the valuation date we receive your written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary. Failure to exercise this elective step up in subsequent years will not reinstate any prior waiting period. Rather, the waiting period under the rider will always commence from the most recent anniversary for which the elective step up option was exercised.


The elective step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV, which is used to determine whether a benefit will be paid under the rider on the benefit date.

The elective step up option is not available to non-spouse beneficiaries that continue the contract during the waiting period.

SPOUSAL CONTINUATION


If a spouse chooses to continue the contract under the spousal continuation provision, the rider will continue as part of the contract. Once, within the thirty days following the date of spousal continuation, the spouse may choose to exercise an elective step up. The spousal continuation elective step up is in addition to the annual elective step up. If the contract value on the valuation date we receive the written request to exercise this option is greater than the MCAV on that date, we will increase the MCAV to that contract value. If the MCAV is increased as a result of the elective step up and we have increased the charge for the Accumulation Protector Benefit rider, the spouse will pay the charge that is in effect on the valuation date we receive their written request to step up. In addition, the waiting period will restart as of the most recent contract anniversary.


TERMINATING THE RIDER

The rider will terminate under the following conditions:

  The rider will terminate before the benefit date without paying a benefit on the date:

  - you take a full withdrawal; or

  - annuitization begins; or

  - the contract terminates as a result of the death benefit being paid.

  The rider will terminate on the benefit date.

For an example, see Appendix D.


SECURESOURCE RIDERS



There are two optional SecureSource riders available under your contract:



- SecureSource - Single Life; or



- SecureSource - Joint Life.



The information in this section applies to both SecureSource riders, unless otherwise noted.



The SecureSource - Single Life rider covers one person. The SecureSource - Joint Life Rider covers two spouses jointly who are named at contract issue. You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider, not both, and you may not switch riders later. You must elect the rider when you purchase your contract. The rider effective date will be the contract issue date.



The SecureSource rider is an optional benefit that you may select for an additional annual charge if (1):



- SINGLE LIFE: you and the annuitant are 80 or younger on the date the contract is issued; or


- JOINT LIFE: you and your spouse are 80 or younger on the date the contract is issued.


(1) The SecureSource riders are not available under an inherited qualified annuity.



The SecureSource rider guarantees (unless the rider is terminated. See "Rider Termination" heading below.) that regardless of the investment performance of your contract you will be able to withdraw up to a certain amount each year from the contract before the annuity payouts begin until:


- SINGLE LIFE: you have recovered at minimum all of your purchase payments or, if later, until death (see "At Death" heading below) -- even if the contract value is zero.

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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   53

- JOINT LIFE: you have recovered at minimum all of your purchase payments or, if later, until the death of the last surviving covered spouse (see "Joint Life only: Covered Spouses" and "At Death" headings below), even if the contract value is zero.

Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.


The SecureSource rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the SecureSource rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:


(1) The basic withdrawal benefit gives you the right to take limited withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments (unless the rider is terminated. See "Rider Termination" heading below). Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment
    (GBP)", "Remaining Benefit Payment (RBP)", "Guaranteed Benefit Amount (GBA)" and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited withdrawals until the later of:

    - SINGLE LIFE: death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below);

    - JOINT LIFE: death of the last surviving covered spouse (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero (unless the rider is terminated. See "Rider Termination" heading below).

    Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment (ALP)", "Remaining Annual Lifetime Payment (RALP)", "Single Life only: Covered Person", "Joint Life only: Covered Spouses" and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the:

- SINGLE LIFE: covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below);

- JOINT LIFE: younger covered spouse reaches age 65, or the rider effective date if the younger covered spouse is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" and "Annual Lifetime Payments (ALP)" headings below).


Provided annuity payouts have not begun, the SecureSource rider guarantees that you may take the following withdrawal amounts each contract year:


- Before the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawal of the sum of both the RALP and the RBP in a contract year.

If you withdraw less than the allowed withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your withdrawals in each contract year do not exceed the annual withdrawal amount allowed under the rider:

- SINGLE LIFE: and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for withdrawal will not decrease;

- JOINT LIFE: the guaranteed amounts available for withdrawal will not decrease.

If you withdraw more than the allowed withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

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  54  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

Please note that basic withdrawal benefit and lifetime withdrawal benefit each has its own definition of the allowed annual withdrawal amount. Therefore a withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the end of the waiting period. You may take withdrawals after the waiting period without reversal of prior step ups.


You should consider whether a SecureSource rider is appropriate for you because:


- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) SINGLE LIFE: Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

     (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

     (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

     JOINT LIFE: Once the contract value equals zero, payments are made for as long as either covered spouse is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the death of the last surviving covered spouse (see "At Death" heading below).

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on

     (i) SINGLE LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change; or

     (ii) JOINT LIFE: the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below).

     Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.

  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the rider will terminate.

- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect the rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program.") You may make two elective model portfolio changes per contract year; we reserve the right to limit elective model portfolio changes if required to comply with the written instructions of a fund (see "Market Timing").

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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   55

  You can allocate your contract value to any available model portfolio during the following times: (1) prior to your first withdrawal and (2) following a benefit reset as described below but prior to any subsequent withdrawal. During these accumulation phases, you may request to change your model portfolio to any available model portfolio.

  Immediately following a withdrawal your contract value will be reallocated to the target model portfolio as shown in your contract if your current model portfolio is more aggressive than the target model portfolio. This automatic reallocation is not included in the total number of allowed model changes per contract year and will not cause your rider fee to increase. The target model portfolio is currently the Moderate model. We reserve the right to change the target model portfolio to a model portfolio that is more aggressive than the current target model portfolio after 30 days written notice.

  After you have taken a withdrawal and prior to any benefit reset as described below, you are in a withdrawal phase. During withdrawal phases you may request to change your model portfolio to the target model portfolio or any model portfolio that is more conservative than the target model portfolio without a benefit reset as described below. If you are in a withdrawal phase and you choose to allocate your contract value to a model portfolio that is more aggressive than the target model portfolio, your rider benefit will be reset as follows:

  (a) the total GBA will be reset to the lesser of its current value or the contract value; and

  (b) the total RBA will be reset to the lesser of its current value or the contract value; and

  (c) the ALP, if established, will be reset to the lesser of its current value or 6% of the contract value; and

  (d) the GBP will be recalculated as described below, based on the reset GBA and RBA; and

  (e) the RBP will be recalculated as the reset GBP less all prior withdrawals made during the current contract year, but not be less than zero; and

  (f) the RALP will be recalculated as the reset ALP less all prior withdrawals made during the current contract year, but not be less than zero.

  You may request to change your model portfolio by written request on an authorized form or by another method agreed to by us.


- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER YOUR CONTRACT: You may elect only the SecureSource - Single Life rider or the SecureSource - Joint Life rider. If you elect the SecureSource rider, you may not elect the Accumulation Protector Benefit rider.



- NON-CANCELABLE: Once elected, the SecureSource rider may not be cancelled (except as provided under "Rider Termination" heading below) and the fee will continue to be deducted until the contract or rider is terminated or the contract value reduces to zero (described below). Dissolution of marriage does not terminate the SecureSource - Joint Life rider and will not reduce the fee we charge for this rider. The benefit under the SecureSource - Joint Life rider continues for the covered spouse who is the owner of the contract (or annuitant in the case of nonnatural ownership). The rider will terminate at the death of the contract owner (or annuitant in the case of nonnatural ownership) because the original spouse will be unable to elect the spousal continuation provision of the contract (see "Joint Life only: Covered Spouses" below).



- JOINT LIFE: LIMITATIONS ON CONTRACT OWNERS, ANNUITANTS AND BENEFICIARIES:
  Since the joint life benefit will terminate unless the surviving covered spouse continues the contract under the spousal continuation provision of the contract upon the owner's death, only ownership arrangements that permit such continuation are allowed at rider issue. In general, the covered spouses should be joint owners, or one covered spouse should be the owner and the other covered spouse should be named as the sole primary beneficiary. For non-natural ownership arrangements that allow for spousal continuation one covered spouse should be the annuitant and the other covered spouse should be the sole primary beneficiary. For revocable trust ownerships, the grantor of the trust must be the annuitant and the beneficiary must either be the annuitant's spouse or a trust that names the annuitant's spouse as the sole primary beneficiary. You are responsible for establishing ownership arrangements that will allow for spousal continuation.



  If you select the SecureSource - Joint Life rider, please consider carefully whether or not you wish to change the beneficiary of your annuity contract. The rider will terminate if the surviving covered spouse can not utilize the spousal continuation provision of the contract when the death benefit is payable.


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.


- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.


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  56  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation because:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including withdrawals taken from the contract under the terms of the rider, are treated less favorably than amounts received as annuity payments under the contract (see
  "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income. You should consult your tax advisor before you select this optional rider if you have any questions about the use of the rider in your tax situation.


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for your contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. See Appendix F for additional information.



- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, a SecureSource rider may be of limited value to you.



KEY TERMS AND PROVISIONS OF THE SECURESOURCE RIDER ARE DESCRIBED BELOW:


WITHDRAWAL: The amount by which your contract value is reduced as a result of any withdrawal request. It may differ from the amount of your request due to any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative withdrawals guaranteed by the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. It is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by the rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual
RBAs associated with each purchase payment. The maximum RBA is $5,000,000.
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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   57

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.

  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. Please note that if the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for withdrawal in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for withdrawal for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the

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  58  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS
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waiting period, when the guaranteed amount may be less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the withdrawal less the amount of the withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

SINGLE LIFE ONLY: COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered person is the oldest contract owner or annuitant. If the owner is a nonnatural person, i.e., a trust or corporation, the covered person is the oldest annuitant. A spousal continuation or a change of contract ownership may reduce the amount of the lifetime withdrawal benefit and may change the covered person.

JOINT LIFE ONLY: COVERED SPOUSES: The contract owner and his or her legally married spouse as defined under federal law, as named on the application and as shown in the contract for as long as the marriage is valid and in effect. If the contract owner is a nonnatural person (e.g., a trust), the covered spouses are the annuitant and the legally married spouse of the annuitant. The covered spouses lives are used to determine when the ALP is established, and the duration of the ALP payments (see "Annual Lifetime Payment (ALP)" heading below). The covered spouses are established on the rider effective date and cannot be changed.

ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA):


- SINGLE LIFE: The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.


- JOINT LIFE: The age of the younger covered spouse at which time the lifetime benefit is established.

ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP under the lifetime withdrawal benefit is at any time the amount available for withdrawals in each contract year after the waiting period until the later of:

- SINGLE LIFE: death; or

- JOINT LIFE: death of the last surviving covered spouse; or

- the RBA is reduced to zero.

The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:


- SINGLE LIFE: The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.


- JOINT LIFE: The ALP is established as 6% of the total RBA on the earliest of the following dates:

  (a) the rider effective date if the younger covered spouse has already reached age 65.


  (b) the rider anniversary on/following the date the younger covered spouse reaches age 65.

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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   59

  (c) upon the first death of a covered spouse, then

     (1) the date we receive written request when the death benefit is not payable and the surviving covered spouse has already reached age 65; or

     (2) the date spousal continuation is effective when the death benefit is payable and the surviving covered spouse has already reached age 65; or


     (3) the rider anniversary on/following the date the surviving covered spouse reaches age 65.


  (d) Following dissolution of marriage of the covered spouses,


     (1) the date we receive written request if the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) has already reached age 65; or



     (2) the rider anniversary on/following the date the remaining covered spouse who is the owner (or annuitant in the case of nonnatural ownership) reaches age 65.


- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- SINGLE LIFE: At spousal continuation or contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first withdrawal is made.

- When you make a withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.

  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for withdrawal for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

- The RALP is established at the same time as the ALP, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP less all prior withdrawals made in the contract year but not less than zero.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the purchase payment amount.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any withdrawal -- the RALP equals the RALP immediately prior to the withdrawal less the amount of the withdrawal but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and may reduce the amount available for future withdrawals. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

REQUIRED MINIMUM DISTRIBUTIONS (RMD): If you are taking RMDs from your contract and the RMD calculated separately for your contract is greater than the RBP or the RALP on the most recent contract anniversary, the portion of the RMD that exceeds

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  60  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS
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the RBP or RALP on the most recent rider anniversary will not be subject to excess withdrawal processing provided that the following conditions are met:

- The RMD is for your contract alone;

- The RMD is based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

- The RMD amount is otherwise based on the requirements of section 401(a)(9), related Code provisions and regulations thereunder that were in effect on the effective date of the rider.

RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.

Withdrawal amounts greater than the RBP or RALP on the contract anniversary date that do not meet these conditions will result in excess withdrawal processing as described above. See Appendix F for additional information.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP and RALP, and may extend the payment period or increase the allowable payment.

The annual step up may be available as described below, subject to the following rules:

- The annual step up is effective on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- On any rider anniversary where the RBA or, if established, the ALP would increase and the application of the step up would not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary as long as either the contract value is greater than the total RBA or 6% of the contract value is greater than the ALP, if established, on the step-up date. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP does not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset to the increased GBP less all prior withdrawals made in the current contract year, but not less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset to the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.

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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   61

SPOUSAL OPTION TO CONTINUE THE CONTRACT UPON OWNER'S DEATH:


SINGLE LIFE: If a surviving spouse elects to continue the contract and continues the contract as the new owner under the spousal continuation provision of the contract, the SecureSource -- Single Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate; if the covered person changes due to spousal continuation the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:


- The GBA, RBA and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.


JOINT LIFE: If a surviving spouse is a covered spouse and elects the spousal continuation provision of the contract as the new owner, the SecureSource -- Joint Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled and any waiting period limitations on withdrawals and step-ups terminate. The surviving covered spouse can name a new beneficiary, however, a new covered spouse cannot be added to the rider.


SPOUSAL CONTINUATION STEP UP: At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

RULES FOR WITHDRAWAL PROVISION OF YOUR CONTRACT: Minimum account values following a withdrawal no longer apply to your contract. For withdrawals, the withdrawal will be made from the variable subaccounts, guarantee period accounts (where available), the one-year fixed account (if applicable) and the DCA fixed account in the same proportion as your interest in each bears to the contract value. You cannot specify from which accounts the withdrawal is to be made.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero as a result of fees or charges or a withdrawal that is less than or equal to the RBP. In this scenario, you can choose to:

   (a) receive the remaining schedule of GBPs until the RBA equals zero; or

   (b) SINGLE LIFE: wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

   (c) JOINT LIFE: wait until the rider anniversary following the date the younger covered spouse reaches age 65, and then receive the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

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  62  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS
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2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

   (a) the remaining schedule of GBPs until the RBA equals zero; or

   (b) SINGLE LIFE: the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero; or

   (c) JOINT LIFE: the ALP annually until the latter of (i) the death of the last surviving covered spouse, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the:

   - SINGLE LIFE: covered person;

   - JOINT LIFE: last surviving covered spouse.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- SINGLE LIFE: The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.

- JOINT LIFE: If the owner had been receiving the ALP, upon the first death the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero. In all other situations the death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.


The SecureSource rider and the contract will terminate under either of the following two scenarios:


- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract value.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

AT DEATH:

SINGLE LIFE: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or 3) continue the contract under the spousal continuation provision of the contract above.

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.

JOINT LIFE: If the death benefit becomes payable at the death of a covered spouse, the surviving covered spouse must utilize the spousal continuation provision of the contract and continue the contract as the new owner to continue the joint benefit. If spousal continuation is not available under the terms of the contract, the rider terminates. The lifetime benefit of this rider ends at the death of the last surviving covered spouse.

If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may: 1) elect to take the death benefit under the terms of the contract, 2) take the fixed payout option available under this rider, or
3) continue the contract under the spousal continuation provision of the contract above.

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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   63

If the contract value equals zero at the first death of a covered spouse, the ALP will continue to be paid annually until the later of: 1) the death of the last surviving covered spouse or 2) the RBA is reduced to zero.

If the contract value equals zero at the death of the last surviving covered spouse, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the RBA equals zero, the benefit terminates. No further payments will be made.

CONTRACT OWNERSHIP CHANGE:


SINGLE LIFE: If the contract changes ownership (see "Changing Ownership"), the GBA, RBA, GBP, RBP values will remain unchanged. If the covered person changes due to the ownership change, the ALP and RALP will be reset as follows:


- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to equal the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.

JOINT LIFE: Ownership changes are only allowed between the covered spouses or their revocable trust(s). No other ownership changes are allowed as long as the rider is in force.


GUARANTEED WITHDRAWAL BENEFIT ANNUITY OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the SecureSource rider.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option. Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the remaining schedule of GBPs if necessary to comply with the Code.

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  64  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS
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RIDER TERMINATION


The SecureSource rider cannot be terminated either by you or us except as follows:


1. SINGLE LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than your spouse continues the contract, or

   (b) your spouse does not use the spousal continuation provision of the contract to continue the contract.

2. JOINT LIFE: After the death benefit is payable the rider will terminate if:

   (a) any one other than a covered spouse continues the contract, or

   (b) a covered spouse does not use the spousal continuation provision of the contract to continue the contract.

3. Annuity payouts under an annuity payout plan will terminate the rider.

4. Termination of the contract for any reason will terminate the rider.

OPTIONAL DEATH BENEFITS


BENEFIT PROTECTOR DEATH BENEFIT RIDER (BENEFIT PROTECTOR)



The Benefit Protector is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector provides reduced benefits if you or the annuitant are age 70 or older at the rider effective date and it does not provide any additional benefit before the first rider anniversary.



If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector to your contract. You must elect the Benefit Protector at the time you purchase your contract and your rider effective date will be the contract issue date. You may not select this rider if you select the Benefit Protector Plus, the 5% Accumulation Death Benefit or the Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector is appropriate for your situation.



The Benefit Protector provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:


- the applicable death benefit, plus:

- 40% of your earnings at death if you and the annuitant were under age 70 on the rider effective date, up to a maximum of 100% of purchase payments not previously withdrawn that are one or more years old; or

- 15% of your earnings at death if you or the annuitant were age 70 or older on the rider effective date, up to a maximum of 37.5% of purchase payments not previously withdrawn that are one or more years old.


EARNINGS AT DEATH: For purposes of the Benefit Protector and Benefit Protector Plus riders, this is an amount equal to the applicable death benefit minus purchase payments not previously withdrawn. The earnings at death may not be less than zero and may not be more than 250% of the purchase payments not previously withdrawn that are one or more years old.



TERMINATING THE BENEFIT PROTECTOR


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.


IF YOUR SPOUSE IS THE SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner. Your spouse and the new annuitant will be subject to all the limitations and restrictions of the rider just as if they were purchasing a new contract. If your spouse and the new annuitant do not qualify for the rider on the basis of age we will terminate the rider. If they do qualify for the rider on the basis of age we will set the contract value equal to the death benefit that would otherwise have been paid and we will substitute this new contract value on the date of death for "purchase payments not previously withdrawn" used in calculating earnings at death. Your spouse also has the option of discontinuing the Benefit Protector Death Benefit Rider within 30 days of the date of death.


For an example, see Appendix G.


BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER (BENEFIT PROTECTOR PLUS)



The Benefit Protector Plus is intended to provide an additional benefit to your beneficiary to help offset expenses after your death such as funeral expenses or federal and state taxes. This is an optional benefit that you may select for an additional annual charge (see "Charges"). The Benefit Protector Plus provides reduced benefits if you or the annuitant are age 70 or older at the

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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   65
rider effective date. It does not provide any additional benefit before the first rider anniversary and it does not provide any benefit beyond what is offered under the Benefit Protector rider during the second rider year.



If this rider is available in your state and both you and the annuitant are age 75 or younger at contract issue, you may choose to add the Benefit Protector Plus to you contract. You must elect the Benefit Protector Plus at the time you purchase your contract and your rider effective date will be the contract issue date. This rider is only available for transfers, exchanges or rollovers from another annuity or life insurance policy. You may not select this rider if you select the Benefit Protector Rider, 5% Accumulation Death Benefit or the Enhanced Death Benefit.



Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). Since the benefit paid by the rider is determined by the amount of earnings at death, the amount of the benefit paid may be reduced as a result of taking RMDs. Be sure to discuss with your investment professional and tax advisor whether or not the Benefit Protector Plus is appropriate for your situation.



The Benefit Protector Plus provides that if you or the annuitant die after the first contract anniversary, but before annuity payouts begin, and while this contract is in force, we will pay the beneficiary:



- the benefits payable under the Benefit Protector described above, plus


- a percentage of purchase payments made within 60 days of contract issue not previously withdrawn as follows:

                 PERCENTAGE IF YOU AND THE ANNUITANT ARE      PERCENTAGE IF YOU OR THE ANNUITANT ARE
CONTRACT YEAR    UNDER AGE 70 ON THE RIDER EFFECTIVE DATE   AGE 70 OR OLDER ON THE RIDER EFFECTIVE DATE
 One and Two                        0%                                            0%
 Three and Four                    10%                                         3.75%
 Five or more                      20%                                          7.5%


Another way to describe the benefits payable under the Benefit Protector Plus rider is as follows:


- the ROP death benefit (see "Benefits in Case of Death") plus:

CONTRACT                     IF YOU AND THE ANNUITANT ARE UNDER
YEAR                   AGE 70 ON THE RIDER EFFECTIVE DATE, ADD . . .
 One            Zero
 Two            40% X earnings at death (see above)
 Three & Four   40% X (earnings at death + 25% of initial purchase payment*)
 Five or more   40% X (earnings at death + 50% of initial purchase payment*)

CONTRACT                     IF YOU OR THE ANNUITANT ARE AGE 70
YEAR                  OR OLDER ON THE RIDER EFFECTIVE DATE, ADD . . .
 One            Zero
 Two            15% X earnings at death
 Three & Four   15% X (earnings at death + 25% of initial purchase payment*)
 Five or more   15% X (earnings at death + 50% of initial purchase payment*)


* Initial purchase payments are payments made within 60 days of contract issue not previously withdrawn.


TERMINATING THE BENEFIT PROTECTOR PLUS


- You may terminate the rider within 30 days of the first rider anniversary.

- You may terminate the rider within 30 days of any rider anniversary beginning with the seventh rider anniversary.

- The rider will terminate when you make a full withdrawal from the contract or when annuity payouts begin.

IF YOUR SPOUSE IS SOLE BENEFICIARY and you die before the retirement date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. We will then terminate the Benefit Protector Plus and substitute the applicable death benefit (see "Benefits in Case of Death").

For an example, see Appendix H.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any withdrawal charges under the payout plans listed below, except under annuity payout Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the subaccounts to provide variable annuity payouts. If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The GPAs and the DCA fixed account are not available during this payout period.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

- the annuity payout plan you select;

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  66  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

- the annuitant's age and, in most cases, sex;

- the annuity table in the contract; and

- the amounts you allocated to the accounts at settlement.

In addition, for variable annuity payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. Fixed payouts remain the same from month to month.

For information with respect to transfers between accounts after annuity payouts begin (see "Making the Most of Your Contract -- Transfer policies").

ANNUITY TABLES

The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table A shows the amount of the first monthly variable annuity payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using a 5% assumed interest rate results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

Table B shows the minimum amount of each fixed annuity payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

ANNUITY PAYOUT PLANS

You may choose an annuity payout plan by giving us written instructions at least 30 days before contract values are used to purchase the payout plan. Generally, you may select one of the Plans A through E below or another plan agreed to by us.

- PLAN A - LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.

- PLAN B - LIFE ANNUITY WITH FIVE, TEN, 15 OR 20 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten, 15 or 20 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

- PLAN C - LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

- PLAN D

  - JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

  - JOINT AND LAST SURVIVOR LIFE ANNUITY WITH 20 YEARS CERTAIN: We make monthly annuity payouts during the lifetime of the annuitant and joint annuitant. When either the annuitant or joint annuitant dies, we will continue to make monthly payouts during the lifetime of the survivor. If the survivor dies before we have made payouts for 20 years, we continue to make payouts to the named beneficiary for the remainder of the 20-year period which begins when the first annuity payout is made.


- PLAN E - PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the amount of the payout that would have been made 7 days prior to the date we determine the present value. The discount rate we use in the calculation will vary between 5.90% and 8.15% depending on the applicable contract option and the applicable assumed investment rate. (See "Charges -- Withdrawal charge under Annuity Payout Plan E.") You can also take a portion of the

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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   67
  discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes.")


- GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION (AVAILABLE ONLY UNDER CONTRACTS WITH A SECURESOURCE OR GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER):
  This fixed annuity payout option is an alternative to the above annuity payout plans. This option may not be available if the contract is a qualified annuity. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed using a life expectancy table published by the IRS. Under this option, the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the total RBA at the time you begin this fixed payout option (see "Optional
  Benefits -- SecureSource Riders" or "Appendix I: Guarantor Withdrawal Benefit for Life Rider"). These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at the time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary.


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:

- in equal or substantially equal payments over a period not longer than your life or over the joint life of you and your designated beneficiary; or

- in equal or substantially equal payments over a period not longer than your life expectancy, or over the joint life expectancy of you and your designated beneficiary; or

- over a period certain not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.


TAXES



Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay federal income tax until there is a distribution from the contract. Certain exceptions apply. We will send a tax information reporting form for any year in which we made a distribution according to our records.



NONQUALIFIED ANNUITIES



Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.



ANNUITY PAYOUTS: Generally, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity -- no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "The Annuity Payout
Period -- Annuity Payout Plans.")



WITHDRAWALS: Generally, if you withdraw all or part of your nonqualified annuity before your annuity payouts begin, including withdrawals under any optional withdrawal benefit rider, your withdrawal will be taxed to the extent that the contract value immediately before the withdrawal exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.

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  68  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

You also may have to pay a 10% IRS penalty for withdrawals of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.



WITHHOLDING: If you receive taxable income as a result of an annuity payout or withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full withdrawal) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



DEATH BENEFITS TO BENEFICIARIES: The death benefit under a nonqualified contract is not exempt from estate (federal or state) or income taxes. Any amount your beneficiary receives that exceeds the investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.



ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR IRREVOCABLE TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will generally remain tax-deferred.



PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:



- because of your death or in the event of nonnatural ownership, the death of the annuitant;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if it is allocable to an investment before Aug. 14, 1982; or



- if annuity payouts are made under immediate annuities as defined by the Code.



TRANSFER OF OWNERSHIP: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be treated as a withdrawal for federal income tax purposes. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.



ASSIGNMENT: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal and you may have to pay a 10% IRS penalty.



QUALIFIED ANNUITIES



Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan's Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.



When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.



ANNUITY PAYOUTS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



WITHDRAWALS: Under a qualified annuity, except a Roth IRA, Roth 401(k) or Roth 403(b), the entire withdrawal will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible


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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   69
contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.



WITHDRAWALS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.



REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions ("RMDs") beginning at age
70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits and optional riders to increase. RMDs may reduce the value of certain death benefits and optional benefits. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.



WITHHOLDING FOR IRAS, ROTH IRAS, SEPS AND SIMPLE IRAS: If you receive taxable income as a result of an annuity payout or a withdrawal, including withdrawals under any optional withdrawal benefit rider, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.



If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion.



The withholding requirements differ if we deliver payment outside the United States and/or you are a non-resident alien.



Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.



WITHHOLDING FOR ALL OTHER QUALIFIED ANNUITIES: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;



In the below situations, the distribution is subject to an optional 10% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.



- the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;



- the payout is a RMD as defined under the Code;



- the payout is made on account of an eligible hardship; or



- the payout is a corrective distribution.



Payments made to a surviving spouse instead of being directly rolled over to an IRA are subject to mandatory 20% income tax withholding.



State withholding also may be imposed on taxable distributions.



PENALTIES: If you receive amounts from your qualified contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:



- because of your death;



- because you become disabled (as defined in the Code);



- if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);



- if the distribution is made following severance from employment during the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only); or



- to pay certain medical or education expenses (IRAs only).



DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.



ASSIGNMENT: You may not assign or pledge your qualified contract as collateral for a loan.


--------------------------------------------------------------------------------
  70  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

OTHER



SPECIAL CONSIDERATIONS IF YOU SELECT ANY OPTIONAL RIDER: As of the date of this prospectus, we believe that charges related to these riders are not subject to current taxation. Therefore, we will not report these charges as partial withdrawals from your contract. However, the IRS may determine that these charges should be treated as partial withdrawals subject to taxation to the extent of any gain as well as the 10% tax penalty for withdrawals before the age of 59 1/2, if applicable.



We reserve the right to report charges for these riders as partial withdrawals if we, as a withholding and reporting agent, believe that we are required to report them. In addition, we will report any benefits attributable to these riders on the death of you or the annuitant as an annuity death benefit distribution, not as proceeds from life insurance.



IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.



RIVERSOURCE LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and becomes part of that subaccount's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes and there is no withholding. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.



TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.



VOTING RIGHTS


As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

- the reserve held in each subaccount for your contract; divided by

- the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

SUBSTITUTION OF INVESTMENTS

We may substitute the funds in which the subaccounts invest if:

- laws or regulations change;

- the existing funds become unavailable; or


- in our judgment, the funds no longer are suitable (or are not the most suitable) for the subaccounts.


If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.

We may also:

- add new subaccounts;

- combine any two or more subaccounts;
--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   71

- transfer assets to and from the subaccounts or the variable account; and

- eliminate or close any subaccounts.

We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate purchase payments or contract value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we automatically will reallocate to the subaccount investing in the RiverSource Variable Portfolio -- Cash Management Fund. You may then transfer this reallocated amount in accordance with the transfer provisions of your contract (see "Transferring Between Accounts" above).

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments.

ABOUT THE SERVICE PROVIDERS

PRINCIPAL UNDERWRITER

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

SALES OF THE CONTRACT


- Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.



- The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm to offer the contracts to the public. We agree to pay the selling firm (or an affiliated insurance agency) for contracts its investment professional sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.


PAYMENTS WE MAKE TO SELLING FIRMS


- We may use compensation plans which vary by selling firm. For example, some of these plans pay selling firms a commission of up to 5.00% each time a purchase payment is made for contract Option B and 1% for contract Option C. We may also pay ongoing trail commissions of up to 1.25% of the contract value for contract Option B and 1.00% of the contract value for Contract Option C. We do not pay or withhold payment of trail commissions based on which investment options you select.


- We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for both contract options offered for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.

- In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulation, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:

  - sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for investment professionals, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

  - marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;

  - providing service to contract owners; and

  - funding other events sponsored by a selling firm that may encourage the selling firm's investment professionals to sell the contract.

These promotional incentives or reimbursements may be calculated as a percentage of the selling firm's aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its investment professionals to favor the contracts.

SOURCES OF PAYMENTS TO SELLING FIRMS

We pay the commissions and other compensation described above from our assets. Our assets may include:

- revenues we receive from fees and expenses that you will pay when buying, owning and making a withdrawal from the contract (see "Expense Summary");

- compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds -- The Funds");

--------------------------------------------------------------------------------
  72  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

- compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The Funds"); and

- revenues we receive from other contracts we sell that are not securities and other businesses we conduct.

You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

- fees and expenses we collect from contract owners, including withdrawal charges; and

- fees and expenses charged by the underlying subaccount funds in which you invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICTS OF INTEREST

Compensation payment arrangements with selling firms can potentially:

- give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.

- cause selling firms to encourage their investment professionals to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.

- cause selling firms to grant us access to its investment professionals to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.

PAYMENTS TO INVESTMENT PROFESSIONALS

- The selling firm pays its investment professionals. The selling firm decides the compensation and benefits it will pay its investment professionals.

- To inform yourself of any potential conflicts of interest, ask the investment professional before you buy, how the selling firm and its investment professionals are being compensated and the amount of the compensation that each will receive if you buy the contract.

ISSUER

RiverSource Life issues the contracts. We are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474 and are a wholly-owned subsidiary of Ameriprise Financial, Inc.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

LEGAL PROCEEDINGS


RiverSource Life is involved in the normal course of business in legal and regulatory proceedings, or regulatory requests for information, concerning matters arising in connection with the conduct of our general business activities as well as generally applicable to business practices in the insurance industry. From time to time, we receive requests for information from, or have been subject to examination by, the SEC, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities concerning our business activities and practices. These requests generally include suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements with respect to our annuity and insurance products. We have cooperated with and will continue to cooperate with the applicable regulators regarding their inquiries and examinations.



RiverSource Life is involved in other proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material adverse impact on results of operations in any particular reporting period as the proceedings are resolved.


ADDITIONAL INFORMATION

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


To the extent and only to the extent that any statement in a document incorporated by reference into this prospectus is modified or superseded by a statement in this prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this prospectus. The Annual Report on Form 10-K for the year ended Dec. 31, 2007 that we previously filed with the SEC under the Securities Exchange Act of 1934 (1934 Act) is incorporated by reference into this prospectus. To access this document, see "SEC Filings" under "Investors Relations" on our website at www.ameriprise.com.


--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   73

RiverSource Life will furnish you without charge a copy of any or all of the documents incorporated by reference into this prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request. You can contact RiverSource Life at the telephone number and address listed on the first page of this prospectus.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we file with the SEC. Additional information on RiverSource Life and on this offering is available in the registration statement. You can obtain copies of these materials at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. In addition to this prospectus, the SAI and information about the contract, information incorporated by reference is available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors and officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

--------------------------------------------------------------------------------
  74  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

                                   APPENDICES

                  TABLE OF CONTENTS AND CROSS-REFERENCE TABLE


APPENDIX NAME                                           PAGE #   CROSS-REFERENCE                                           PAGE #
 Appendix A: Example -- Market Value Adjustment (MVA)   p.  76   Guarantee Period Accounts (GPAs)                          p.  26
 Appendix B: Example -- Withdrawal Charges for                   Charges -- Withdrawal Charges
 Contract Option B                                      p.  78                                                             p.  32
 Appendix C: Example -- Death Benefits                  p.  81   Benefits in Case of Death                                 p.  47
 Appendix D: Example -- Accumulation Protector Benefit           Optional Benefits -- Accumulation Protector Benefit
 Rider                                                  p.  84   Rider                                                     p.  50
 Appendix E: Example -- SecureSource Riders             p.  86   Optional Benefits -- SecureSource Riders                  p.  52
 Appendix F: SecureSource Riders -- Additional RMD               Optional Benefits -- SecureSource Riders
 Disclosure                                             p.  90                                                             p.  52
 Appendix G: Example -- Benefit Protector Death                  Optional Benefits -- Benefit Protector Death Benefit
 Benefit Rider                                          p.  91   Rider                                                     p.  64
 Appendix H: Example -- Benefit Protector Plus Death             Optional Benefits -- Benefit Protector Plus Death
 Benefit Rider                                          p.  93   Benefit Rider                                             p.  64
 Appendix I: Guarantor Withdrawal Benefit for Life               N/A
 Rider Disclosure                                       p.  95
 Appendix J: Condensed Financial Information            p. 107   Condensed Financial Information (unaudited)               p.  13
 (Unaudited)


The purpose of these appendices is first to illustrate the operation of various contract features and riders; second, to provide additional disclosure regarding various contract features and riders; and lastly, to provide condensed financial history (unaudited) of the subaccounts.

In order to demonstrate the contract features and riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, GPAs, DCA fixed account, and one-year fixed account and the fees and charges that apply to your contract.

The examples of death benefits and optional riders in appendices C through E and appendix I include a partial withdrawal to illustrate the effect of a partial withdrawal on the particular benefit. These examples are intended to show how the optional riders operate, and do not take into account whether the rider is part of a qualified contract. Qualified contracts are subject to required minimum distributions at certain ages which may require you to take partial withdrawals from the contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you are considering the addition of certain death benefits and/or optional riders to a qualified contract, you should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you.

--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   75

APPENDIX A: EXAMPLE -- MARKET VALUE ADJUSTMENT (MVA)

As the examples below demonstrate, the application of an MVA may result in either a gain or a loss of principal. We refer to all of the transactions described below as "early withdrawals."

ASSUMPTIONS:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA; and

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

Remember that the MVA depends partly on the interest rate of a new GPA for the same number of years as the guarantee period remaining on your GPA. In this case, that is seven years.

EXAMPLE 1: Remember that your GPA is earning 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. We add 0.10% to the 3.5% rate to get 3.6%. Your GPA's 3.0% rate is less than the 3.6% rate and, so the MVA will be negative.

EXAMPLE 2: Remember again that your GPA is earning 3.0%, and assume that new GPAs that we offer with a seven-year guarantee period are earning 2.5%. We add 0.10% to the 2.5% rate to get 2.6%. In this example, since your GPA's 3.0% rate is greater than the 2.6% rate, the MVA will be positive. To determine that adjustment precisely, you will have to use the formula described below.

SAMPLE MVA CALCULATIONS

The precise MVA formula we apply is as follows:

                                       1 + I
      EARLY WITHDRAWAL AMOUNT X [(  ------------ )(N/12)  - 1] = MVA
                                    1 + J + .001

      Where i = rate earned in the GPA from which amounts are being transferred or withdrawn.

              j = current rate for a new guaranteed period equal to the
                remaining term in the current Guarantee Period.

              n = number of months remaining in the current guarantee period
                (rounded up).

EXAMPLES -- MVA

Using assumptions similar to those we used in the examples above:

- You purchase a contract and allocate part of your purchase payment to the ten-year GPA;

- we guarantee an interest rate of 3.0% annually for your ten-year guarantee period; and

- after three years, you decide to make a $1,000 withdrawal from your GPA. In other words, there are seven years left in your guarantee period.

EXAMPLE 1: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 3.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = -$39.84
                      1 + .035 + .001

In this example, the MVA is a negative $39.84.

EXAMPLE 2: You request an early withdrawal of $1,000 from your ten-year GPA earning a guaranteed interest rate of 3.0%. Assume at the time of your withdrawal new GPAs that we offer with a seven-year guarantee period are earning 2.5%. Using the formula above, we determine the MVA as follows:

                           1.030
      $1,000 X   [(  -----------------  )(84/12) - 1] = $27.61
                      1 + .025 + .001

In this example, the MVA is a positive $27.61.

--------------------------------------------------------------------------------
  76  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

Please note that when you allocate your purchase payment to the ten-year GPA and your purchase payment is in its fourth year from receipt at the beginning of the Guarantee Period, your withdrawal charge percentage is 6% due to the withdrawal charge schedule under contract Option B. (See "Charges -- Withdrawal Charge.") We do not apply MVAs to the amounts we deduct for withdrawal charges, so we would deduct the withdrawal charge from your early withdrawal after we applied the MVA. Also note that when you request an early withdrawal, we withdraw an amount from your GPA that will give you the net amount you requested after we apply the MVA (and any applicable withdrawal charge under contract Option B), unless you request otherwise.

The current interest rate we offer on the GPA will change periodically at our discretion. It is the rate we are then paying on purchase payments, renewals and transfers paid under this class of contracts for guarantee period durations equaling the remaining guarantee period of the GPA to which the formula is being applied.

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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   77

APPENDIX B: EXAMPLE -- WITHDRAWAL CHARGES FOR CONTRACT OPTION B

For purposes of calculating any withdrawal charge, including the examples illustrated below, we treat amounts withdrawn from your contract value in the following order:


1. First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary's contract value or the greater of your contract's remaining benefit payment or remaining annual lifetime payment if you elected a SecureSource(SM) rider or the Guarantor Withdrawal Benefit for Life rider, and the greater of your remaining annual lifetime payment and your remaining benefit payment is greater than 10% of your prior anniversary's contract value. We do not assess a withdrawal charge on this amount.


2. Next, we withdraw contract earnings, if any, that are greater than the amount described in number one above. We do not assess a withdrawal charge on contract earnings.

3. Next we withdraw purchase payments received prior to the withdrawal charge period shown in your contract. We do not assess a withdrawal charge on these purchase payments.

4. Finally, if necessary, we withdraw purchase payments received that are still within the withdrawal charge period you selected and shown in your contract. We withdraw these payments on a "first-in, first-out" (FIFO) basis. We do assess a withdrawal charge on these payments.

After withdrawing earnings in numbers one and two above, we next withdraw enough additional contract value (ACV) to meet your requested withdrawal amount. If the amount described in number one above was greater than contract earnings prior to the withdrawal, the excess (XSF) will be excluded from the purchase payments being withdrawn that were received most recently when calculating the withdrawal charge. We determine the amount of purchase payments being withdrawn (PPW) in numbers three and four above as:


       PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)


If the additional contract value withdrawn is less than XSF, then PPW will equal ACV.

We determine current contract earnings (CE) by looking at the entire contract value (CV), not the earnings of any particular subaccount, GPA, the one-year fixed account or the DCA fixed account. If the contract value is less than purchase payments received and not previously withdrawn (PPNPW) then contract earnings are zero.

The examples below show how the withdrawal charge for a full and partial withdrawal is calculated for Contract Option B with a seven-year withdrawal charge schedule. Each example illustrates the amount of the withdrawal charge for both a contract that experiences gains and a contract that experiences losses, given the same set of assumptions.

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  78  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

FULL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment; and



- you withdraw the contract for its total value during the fourth contract year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and



- you have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                                       CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                            Contract value just prior to withdrawal:       $60,000.00           $40,000.00
                                                Contract value on prior anniversary:        58,000.00            42,000.00
WE CALCULATE THE WITHDRAWAL CHARGE AS FOLLOWS:
------------------------------------------------------------------------------------------------------------------------------

STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                                       Contract Value just prior to withdrawal (CV):        60,000.00            40,000.00
               Less purchase payments received and not previously withdrawn (PPNPW):        50,000.00            50,000.00
                                                                                           ----------           ----------
                                  Earnings in the contract (but not less than zero):        10,000.00                 0.00

STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                           Earnings in the contract:        10,000.00                 0.00
                                      10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                           ----------           ----------
                                                       TFA (but not less than zero):        10,000.00             4,200.00

STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                           Contract value withdrawn:        60,000.00            40,000.00
                                                      Less earnings in the contract:        10,000.00                 0.00
                                                                                           ----------           ----------
                                                       ACV (but not less than zero):        50,000.00            40,000.00

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                                      10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                      Less earnings in the contract:        10,000.00                 0.00
                                                                                           ----------           ----------
                                                       XSF (but not less than zero):             0.00             4,200.00

STEP 5. Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

                                                                   XSF from Step 4 =             0.00             4,200.00
                                                                   ACV from Step 3 =        50,000.00            40,000.00
                                                                    CV from Step 1 =        60,000.00            40,000.00
                                                                   TFA from Step 2 =        10,000.00             4,200.00
                                                                 PPNPW from Step 1 =        50,000.00            50,000.00
                                                                                           ----------           ----------
                                                                               PPW =        50,000.00            50,000.00

STEP 6.  We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                                PPW:        50,000.00            50,000.00
                                                                           less XSF:             0.00             4,200.00
                                                                                           ----------           ----------
                                       amount of PPW subject to a withdrawal charge:        50,000.00            45,800.00
                                           multiplied by the withdrawal charge rate:           X 6.0%               X 6.0%
                                                                                           ----------           ----------
                                                                  withdrawal charge:         3,000.00             2,748.00

STEP 7.  The dollar amount you will receive as a result of your full withdrawal is determined as:
                                                           Contract value withdrawn:        60,000.00            40,000.00
                                                                  WITHDRAWAL CHARGE:        (3,000.00)           (2,748.00)
                                    Contract charge (assessed upon full withdrawal):           (40.00)              (40.00)
                                                                                           ----------           ----------
                                                       NET FULL WITHDRAWAL PROCEEDS:       $56,960.00           $37,212.00


--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   79

PARTIAL WITHDRAWAL CHARGE CALCULATION -- SEVEN-YEAR WITHDRAWAL CHARGE SCHEDULE:



This is an example of how we calculate the withdrawal charge on a contract with a seven-year (from the date of EACH purchase payment) withdrawal charge schedule and the following history:



ASSUMPTIONS:



- We receive a single $50,000 purchase payment; and



- you request a net partial withdrawal of $15,000.00 during the fourth contract year after you made the single purchase payment. The withdrawal charge percentage in the fourth year after a purchase payment is 6.0%; and



- you have made no prior withdrawals.



WE WILL LOOK AT TWO SITUATIONS, ONE WHERE THE CONTRACT HAS A GAIN AND ANOTHER WHERE THERE IS A LOSS:

--------------------------------------------------------------------------------


                                                                                       CONTRACT WITH GAIN   CONTRACT WITH LOSS
                                            Contract value just prior to withdrawal:       $60,000.00           $40,000.00
                                                Contract value on prior anniversary:        58,000.00            42,000.00
We determine the amount of contract value that must be withdrawn in order for the net partial withdrawal proceeds to match the amount requested. We start with an estimate of the amount of contract value to withdraw and calculate the resulting withdrawal charge and net partial withdrawal proceeds as illustrated below. We then adjust our estimate and repeat until we determine the amount of contract value to withdraw that generates the desired net partial withdrawal proceeds.
WE CALCULATE THE WITHDRAWAL CHARGE FOR EACH ESTIMATE AS FOLLOWS:
------------------------------------------------------------------------------------------------------------------------------
STEP 1.  First, we determine the amount of earnings available in the contract at the time of withdrawal as:
                                       Contract value just prior to withdrawal (CV):       $60,000.00           $40,000.00
               Less purchase payments received and not previously withdrawn (PPNPW):        50,000.00            50,000.00
                                                                                           ----------           ----------
                                  Earnings in the contract (but not less than zero):        10,000.00                 0.00
STEP 2.  Next, we determine the Total Free Amount (TFA) available in the contract as the greatest of the following values:
                                                           Earnings in the contract:        10,000.00                 0.00
                                      10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                                                           ----------           ----------
                                                       TFA (but not less than zero):        10,000.00             4,200.00
STEP 3.  Next we determine ACV, the amount by which the contract value withdrawn exceeds earnings.
                                                           Contract value withdrawn:        15,319.15            15,897.93
                                                      Less earnings in the contract:        10,000.00                 0.00
                                                                                           ----------           ----------
                                                       ACV (but not less than zero):         5,319.15            15,897.93

STEP 4.  Next we determine XSF, the amount by which 10% of the prior anniversary's contract value exceeds earnings.
                                      10% of the prior anniversary's contract value:         5,800.00             4,200.00
                                                      Less earnings in the contract:        10,000.00                 0.00
                                                                                           ----------           ----------
                                                       XSF (but not less than zero):             0.00             4,200.00
STEP 5.  Now we can determine how much of the PPNPW is being withdrawn (PPW) as follows:

         PPW = XSF + (ACV - XSF) / (CV - TFA) X (PPNPW - XSF)

                                                                   XSF from Step 4 =             0.00             4,200.00
                                                                   ACV from Step 3 =         5,319.15            15,897.93
                                                                    CV from Step 1 =        60,000.00            40,000.00
                                                                   TFA from Step 2 =        10,000.00             4,200.00
                                                                 PPNPW from Step 1 =        50,000.00            50,000.00
                                                                                           ----------           ----------
                                                                               PPW =         5,319.15            19,165.51

STEP 6.  We then calculate the withdrawal charge as a percentage of PPW. Note that for a contract with a loss, PPW may be greater than the amount you request to withdraw:
                                                                                PPW:         5,319.15            19,165.51
                                                                           less XSF:             0.00             4,200.00
                                                                                           ----------           ----------
                                       amount of PPW subject to a withdrawal charge:         5,319.15            14,965.51
                                           multiplied by the withdrawal charge rate:           X 6.0%               X 6.0%
                                                                                           ----------           ----------
                                                                  withdrawal charge:           319.15               897.93

STEP 7.  The dollar amount you will receive as a result of your partial withdrawal is determined as:
                                                           Contract value withdrawn:        15,319.15            15,897.93
                                                                  WITHDRAWAL CHARGE:          (319.15)             (897.93)
                                                                                           ----------           ----------
                                                    NET PARTIAL WITHDRAWAL PROCEEDS:       $15,000.00           $15,000.00


--------------------------------------------------------------------------------
  80  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX C: EXAMPLE -- DEATH BENEFITS

EXAMPLE -- ROP DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $20,000. You select contract Option B; and

- on the first contract anniversary you make an additional purchase payment of $5,000; and

- during the second contract year the contract value falls to $22,000 and you take a $1,500 partial withdrawal, including withdrawal charge; and

- during the third contract year the contract value grows to $23,000.

  WE CALCULATE THE ROP DEATH BENEFIT AS FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $23,000.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000                                                                          ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------

  ROP DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE TWO VALUES:  $23,295.45

EXAMPLE -- MAV DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $25,000. You select contract Option B; and

- on the first contract anniversary the contract value grows to $26,000; and

- during the second contract year the contract value falls to $22,000, at which point you take a $1,500 (including withdrawal charge) partial withdrawal, leaving a contract value of $20,500.

  WE CALCULATE THE MAV DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, AS
  FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $20,500.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,704.55
             $22,000
                                                                                              ----------
         for a death benefit of:                                                              $23,295.45
                                                                                              ----------
  3. THE MAV IMMEDIATELY PRECEDING THE DATE OF DEATH:
         Greatest of your contract anniversary values:                                        $26,000.00
         plus purchase payments made since the prior anniversary:
         minus the death benefit adjusted partial withdrawals, calculated as:                      +0.00
         $1,500 X $26,000
         ----------------  =                                                                   -1,772.73
             $22,000                                                                          ----------
         for a death benefit of:                                                              $24,227.27
                                                                                              ----------

  THE MAV DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES, WHICH
  IS THE MAV:                                                         $24,227.27

--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   81

EXAMPLE -- 5% ACCUMULATION DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option B; and

- on the first contract anniversary, the GPA value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- during the second contract year the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

  THE DEATH BENEFIT, WHICH IS BASED ON THE GREATER OF THREE VALUES, IS CALCULATED AS
  FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $22,800.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a death benefit of:                                                              $23,456.79
                                                                                              ----------
  3. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary, calculated as: 1.05    $21,000.00
         x $20,000 =
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                  -$1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the GPA value:                                                                   +5,300.00
         5% variable account floor (value of the GPAs, one-year fixed account and the variable
         account floor):                                                                      $24,642.11
                                                                                              ----------

  THE 5% ACCUMULATION DEATH BENEFIT, CALCULATED AS THE GREATEST OF THESE THREE VALUES,
  WHICH IS THE 5% VARIABLE ACCOUNT FLOOR:                             $24,642.11

--------------------------------------------------------------------------------
  82  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE -- ENHANCED DEATH BENEFIT

ASSUMPTIONS:

- You purchase the contract with a payment of $25,000 with $5,000 allocated to the GPAs and $20,000 allocated to the subaccounts. You select Contract Option B; and

- on the first contract anniversary, the GPAs value is $5,200 and the subaccount value is $17,000. Total contract value is $23,200; and

- during the second contract year, the GPA value is $5,300 and the subaccount value is $19,000. Total contract value is $24,300. You take a $1,500 partial withdrawal (including withdrawal charges) all from the subaccounts, leaving the contract value at $22,800.

  THE DEATH BENEFIT DURING THE SECOND CONTRACT YEAR, WHICH IS THE GREATEST OF FOUR VALUES,
  IS CALCULATED AS FOLLOWS:
  1. CONTRACT VALUE AT DEATH:                                                                 $22,800.00
                                                                                              ----------
  2. PURCHASE PAYMENTS MINUS ADJUSTED PARTIAL WITHDRAWALS:
         Total purchase payments:                                                             $25,000.00
         minus adjusted partial withdrawals, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a ROP Death Benefit of:                                                          $23,456.79
                                                                                              ----------
  3. THE MAV ON THE ANNIVERSARY IMMEDIATELY PRECEDING THE DATE OF DEATH:
         The MAV on the immediately preceding anniversary:                                    $25,000.00
         plus purchase payments made since that anniversary:                                       +0.00
         minus adjusted partial withdrawals made since that anniversary, calculated as:
         $1,500 X $25,000
         ----------------  =                                                                   -1,543.21
             $24,300                                                                          ----------
         for a MAV Death Benefit of:                                                          $23,456.79
                                                                                              ----------
  4. THE 5% VARIABLE ACCOUNT FLOOR:
         The variable account floor on the first contract anniversary,
         calculated as: 1.05 x $20,000                                                        $21,000.00
         plus amounts allocated to the subaccounts since that anniversary:                         +0.00
         minus the 5% variable account floor adjusted partial withdrawal from the subaccounts, calculated as:
         $1,500 X $21,000
         ----------------  =                                                                  -$1,657.89
             $19,000                                                                          ----------
         variable account floor benefit:                                                      $19,342.11
         plus the GPA value:                                                                   +5,300.00
         5% variable account floor (value of the GPAs and the variable account floor):        $24,642.11
                                                                                              ----------

  EDB, CALCULATED AS THE GREATEST OF THESE FOUR VALUES, WHICH IS THE 5% VARIABLE
  ACCOUNT FLOOR:                                                      $24,642.11

--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   83

APPENDIX D: EXAMPLE -- ACCUMULATION PROTECTOR BENEFIT RIDER


AUTOMATIC STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) in the second, third and seventh contract anniversaries. These increases occur because of the automatic step up feature of the rider. The automatic step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the automatic step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a seven-year withdrawal schedule with a payment of $125,000; and

- you make no additional purchase payments to the contract; and

- you take partial withdrawals from the contract on the fifth and eighth contract anniversaries in the amounts of $2,000 and $5,000, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and

- you do not exercise the elective step up option available under the rider; and

- you do not change model portfolios.

Based on these assumptions, the waiting period expires at the end of the 10th contract year. The rider then ends. On the benefit date the hypothetical assumed contract value is $108,118 and the MCAV is $136,513, so the contract value would be reset to equal the MCAV, or $136,513.

                                                                              MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT                                                                    ADJUSTED       ASSUMED         ASSUMED
DURATION                                        PURCHASE      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS                                        PAYMENTS    WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue                                      $125,000       $  N/A         $  N/A           N/A          $125,000      $125,000
 1                                                    0            0              0          12.0%          140,000       125,000
 2                                                    0            0              0          15.0%          161,000       128,800(2)
 3                                                    0            0              0           3.0%          165,830       132,664(2)
 4                                                    0            0              0          -8.0%          152,564       132,664
 5                                                    0        2,000          2,046         -15.0%          127,679       130,618
 6                                                    0            0              0          20.0%          153,215       130,618
 7                                                    0            0              0          15.0%          176,197       140,958(2)
 8                                                    0        5,000          4,444         -10.0%          153,577       136,513
 9                                                    0            0              0         -20.0%          122,862       136,513
 10(1)                                                0            0              0         -12.0%          108,118       136,513

(1)  The APB benefit date.
(2) These values indicate where the automatic step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

ELECTIVE STEP UP

This example shows increases in the Minimum Contract Accumulation Value (MCAV) on the first, second, third and seventh contract anniversaries. These increases occur only if you exercise the elective step up option within 30 days following the contract anniversary. The contract value on the date we receive your written request to step up must be greater than the MCAV on that date. The elective step up does not create contract value, guarantee the performance of any underlying fund in which a subaccount invests, or provide a benefit that can be withdrawn or paid upon death. Rather, the elective step up is an interim calculation used to arrive at the final MCAV which determines whether a benefit will be paid under the rider on the benefit date.

ASSUMPTIONS:

- You purchase a contract with a seven-year withdrawal schedule with a payment of $125,000; and

- you make no additional purchase payments to the contract; and
--------------------------------------------------------------------------------
  84  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

- you take partial withdrawals from the contract on the fifth, eighth and thirteenth contract anniversaries in the amounts of $2,000, $5,000 and $7,500, respectively; and

- contract values increase or decrease according to the hypothetical assumed net rate of return; and,

- the elective step up is exercised on the first, second, third and seventh contract anniversaries; and

- you do not change model portfolios.

Based on these assumptions, the 10 year waiting period restarts each time you exercise the elective step up option (on the first, second, third and seventh contract anniversaries in this example). The waiting period expires at the end of the 10th contract year following the last exercise of the elective step up option. When the waiting period expires, the rider ends. On the benefit date the hypothetical assumed contract values is $99,198 and the MCAV is $160,117, so the contract value would be reset to equal the MCAV, or $160,117.

               YEARS                                      MCAV       HYPOTHETICAL    HYPOTHETICAL
CONTRACT    REMAINING IN                                ADJUSTED       ASSUMED         ASSUMED
DURATION    THE WAITING     PURCHASE      PARTIAL       PARTIAL        NET RATE        CONTRACT
IN YEARS       PERIOD       PAYMENTS    WITHDRAWALS    WITHDRAWAL     OF RETURN         VALUE          MCAV
 At Issue        10        $125,000       $  N/A         $  N/A           N/A          $125,000      $125,000
 1               10(2)            0            0              0          12.0%          140,000       140,000(3)
 2               10(2)            0            0              0          15.0%          161,000       161,000(3)
 3               10(2)            0            0              0           3.0%          165,830       165,830(3)
 4                9               0            0              0          -8.0%          152,564       165,830
 5                8               0        2,000          2,558         -15.0%          127,679       163,272
 6                7               0            0              0          20.0%          153,215       163,272
 7               10(2)            0            0              0          15.0%          176,197       176,197(3)
 8                9               0        5,000          5,556         -10.0%          153,577       170,642
 9                8               0            0              0         -20.0%          122,862       170,642
 10               7               0            0              0         -12.0%          108,118       170,642
 11               6               0            0              0           3.0%          111,362       170,642
 12               5               0            0              0           4.0%          115,817       170,642
 13               4               0        7,500         10,524           5.0%          114,107       160,117
 14               3               0            0              0           6.0%          120,954       160,117
 15               2               0            0              0          -5.0%          114,906       160,117
 16               1               0            0              0         -11.0%          102,266       160,117
 17(1)            0               0            0              0          -3.0%           99,198       160,117

(1)  The APB benefit date.
(2)  The waiting period restarts when the elective step up is exercised.
(3)  These values indicate when the elective step up feature increased the MCAV.

IMPORTANT INFORMATION ABOUT THIS EXAMPLE:

- If the actual rate of return during the waiting period causes the contract value to equal or exceed the MCAV on the benefit date, no benefit is paid under this rider.

- Exercising the elective step up provision may result in an increase in the charge that you pay for this rider.

- Even if a benefit is paid under the rider on the benefit date, contract value allocated to the variable account after the benefit date continues to vary with the market and may go up or go down.

--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   85

APPENDIX E: EXAMPLE -- SECURESOURCE RIDERS


EXAMPLE #1: SINGLE LIFE BENEFIT: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a seven-year withdrawal charge schedule with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 60.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue               $100,000       $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                           0         5,000          92,000       100,000      95,000     7,000     2,000
 1                             0             0          90,000        90,000(1)   90,000(1)  6,300     6,300
 2                             0             0          81,000        90,000      90,000     6,300     6,300
 5                             0             0          75,000        90,000      90,000     6,300     6,300
 5.5                           0         5,400          70,000        90,000      84,600     6,300       900
 6                             0             0          69,000        90,000      84,600     6,300     6,300
 6.5                           0         6,300          62,000        90,000      78,300     6,300         0
 7                             0             0          64,000        90,000      78,300     6,300     6,300
 7.5                           0        10,000          51,000        51,000(4)   51,000(4)  3,570         0
 8                             0             0          55,000        55,000      55,000     3,850     3,850


CONTRACT                 LIFETIME WITHDRAWAL BENEFIT
DURATION                 ----------------------------
IN YEARS                    ALP               RALP
 At Issue                  $  N/A            $  N/A
 0.5                          N/A               N/A
 1                            N/A               N/A
 2                            N/A               N/A
 5                          5,400(2)          5,400(2)
 5.5                        5,400                 0
 6                          5,400             5,400
 6.5                        3,720(3)              0
 7                          3,840             3,840
 7.5                        3,060(4)              0
 8                          3,300             3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation, contract ownership change, or model portfolio changes), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP (if established) is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.
(2) The ALP and RALP are established on the contract anniversary date following the date the Covered Person reaches age 65 as 6% of the RBA.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

--------------------------------------------------------------------------------
  86  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #2: SINGLE LIFE BENEFIT: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a seven-year withdrawal charge schedule with a payment of $100,000 and make no additional payments to the contract.

- You are the sole owner and also the annuitant. You are age 65.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider. Your spouse is over age 65 and is the new covered person.

                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                $100,000       $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                              0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                              0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                              0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                            0         6,600         110,000       110,000     103,400     7,700     1,100
 4                              0             0         115,000       115,000     115,000     8,050     8,050
 4.5                            0         8,050         116,000       115,000     106,950     8,050         0
 5                              0             0         120,000       120,000     120,000     8,400     8,400
 5.5                            0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                              0             0         125,000       125,000     125,000     8,750     8,750
 6.5                            0             0         110,000       125,000     125,000     8,750     8,750
 7                              0             0         105,000       125,000     125,000     8,750     8,750


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $6,000            $6,000
 1                           6,300             6,000(1)
 2                           6,600             6,000(1)
 3                           6,600             6,600(2)
 3.5                         6,600                 0
 4                           6,900             6,900
 4.5                         6,900(3)              0
 5                           7,200             7,200
 5.5                         7,200(4)              0
 6                           7,500             7,500
 6.5                         6,600(5)          6,600(5)
 7                           6,600             6,600

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, contract ownership change, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $6,600 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(5) At spousal continuation, the ALP is reset to the lesser of the prior ALP or 6% of the contract value and the RALP is reset to the ALP.

--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   87

EXAMPLE #3: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS NOT REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a seven-year withdrawal charge schedule with a payment of $100,000 and make no additional payments to the contract.

- You are age 59 and your spouse is age 60.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- You elect the Moderate model portfolio at issue. On the 1st contract anniversary, you elect to change to the Moderately Aggressive model portfolio. The target model portfolio under the contract is the Moderate model portfolio.

- Your death occurs after 9 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue               $100,000       $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                           0         5,000          92,000       100,000      95,000     7,000     2,000
 1                             0             0          90,000        90,000(1)   90,000(1)  6,300     6,300
 2                             0             0          81,000        90,000      90,000     6,300     6,300
 6                             0             0          75,000        90,000      90,000     6,300     6,300
 6.5                           0         5,400          70,000        90,000      84,600     6,300       900
 7                             0             0          69,000        90,000      84,600     6,300     6,300
 7.5                           0         6,300          62,000        90,000      78,300     6,300         0
 8                             0             0          64,000        90,000      78,300     6,300     6,300
 8.5                           0        10,000          51,000        51,000(4)   51,000(4)  3,570         0
 9                             0             0          55,000        55,000      55,000     3,850     3,850
 9.5                           0             0          54,000        55,000      55,000     3,850     3,850
 10                            0             0          52,000        55,000      55,000     3,850     3,850


CONTRACT                 LIFETIME WITHDRAWAL BENEFIT
DURATION                 ----------------------------
IN YEARS                    ALP               RALP
 At Issue                  $  N/A            $  N/A
 0.5                          N/A               N/A
 1                            N/A               N/A
 2                            N/A               N/A
 6                          5,400(2)          5,400(2)
 6.5                        5,400                 0
 7                          5,400             5,400
 7.5                        3,720(3)              0
 8                          3,840             3,840
 8.5                        3,060(4)              0
 9                          3,300             3,300
 9.5                        3,300             3,300
 10                         3,300             3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the younger covered spouse reaches age 65 as 6% of the RBA.
(2) Allocation to the Moderately Aggressive model portfolio during a withdrawal phase will reset the benefit. The GBA is reset to the lesser of the prior GBA or the contract value. The RBA is reset to the lesser of the prior RBA or the contract value. The ALP is reset to the lesser of the prior ALP or 6% of the contract value. Any future withdrawals will reallocate your contract value to the Moderate model portfolio if you are invested more aggressively than the Moderate model portfolio.
(3) The $6,300 withdrawal is greater than the $5,400 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $6,300 RBP allowed under the basic withdrawal benefit and the $3,840 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

--------------------------------------------------------------------------------
  88  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

EXAMPLE #4: JOINT LIFE BENEFIT: YOUNGER COVERED SPOUSE HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a seven-year withdrawal charge schedule with a payment of $100,000 and make no additional payments to the contract

- You are age 71 and your spouse is age 70.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

- Your death occurs after 6 1/2 contract years and your spouse continues the contract and rider; the lifetime benefit is not reset.

                                                     HYPOTHETICAL
                                                       ASSUMED               BASIC WITHDRAWAL BENEFIT
CONTRACT                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
DURATION                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                $100,000       $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                              0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                              0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                              0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                            0         6,600         110,000       110,000     103,400     7,700     1,100
 4                              0             0         115,000       115,000     115,000     8,050     8,050
 4.5                            0         8,050         116,000       115,000     106,950     8,050         0
 5                              0             0         120,000       120,000     120,000     8,400     8,400
 5.5                            0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                              0             0         125,000       125,000     125,000     8,750     8,750
 6.5                            0             0         110,000       125,000     125,000     8,750     8,750
 7                              0             0         105,000       125,000     125,000     8,750     8,750


                          LIFETIME WITHDRAWAL BENEFIT
CONTRACT                  ----------------------------
DURATION                     ALP               RALP
 At Issue                   $6,000            $6,000
 1                           6,300             6,000(1)
 2                           6,600             6,000(1)
 3                           6,600             6,600(2)
 3.5                         6,600                 0
 4                           6,900             6,900
 4.5                         6,900(3)              0
 5                           7,200             7,200
 5.5                         7,200(4)              0
 6                           7,500             7,500
 6.5                         7,500             7,500
 7                           7,500             7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, or model portfolio changes), your spouse can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your spouse's death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   89

APPENDIX F: SECURESOURCE RIDERS -- ADDITIONAL RMD DISCLOSURE



This appendix describes our current administrative practice for determining the amount of withdrawals in any contract year which an owner may take under a SecureSource rider to satisfy the RMD rules under 401(a)(9) of the Code without application of the excess withdrawal processing described in the rider. We reserve the right to modify this administrative practice at any time upon 30 days' written notice to you.



For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:


(1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

    - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

    - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.


    - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the SecureSource rider.


(2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

    - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

    - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

    - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.


    - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the SecureSource rider.


(3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

    - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

    - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

(1) determined by us each calendar year;


(2) based solely on the value of the contract to which the SecureSource rider is attached as of the date we make the determination;


(3) based on your recalculated life expectancy taken from the Uniform Lifetime Table under the Code; and

(4) based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);


     3. a SIMPLE IRA (Section 408(p));



     4. a Simplified Employee Pension plan (Section 408(k));



     5. a tax-sheltered annuity rollover (Section 403(b)).



     6. Custodial and investment only plans (Section 401(a));



In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your SecureSource rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.


In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


Please contact your tax advisor about the impact of those rules prior to purchasing the SecureSource rider.

--------------------------------------------------------------------------------
  90  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX G: EXAMPLE -- BENEFIT PROTECTOR DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR


ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and


- you select contract Option B with the MAV Death Benefit.


  During the first contract year the contract value grows to
  $105,000. The MAV Death Benefit equals the contract value.
  You have not reached the first contract anniversary so the
  Benefit Protector does not provide any additional benefit
  at this time.
  On the first contract anniversary the contract value grows to $110,000. The death benefit equals:
     MAV death benefit (contract value):                       $110,000
     plus the Benefit Protector benefit which equals 40% of
     earnings at death
     (MAV death benefit minus payments not previously
     withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV death benefit (MAV):                                  $110,000
     plus the Benefit Protector benefit (40% of earnings at
     death):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge for contract Option B. We will withdraw $10,500 from your
  contract value free of charge (10% of your prior
  anniversary's contract value). The remainder of the
  withdrawal is subject to a 7% withdrawal charge because
  your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether,
  we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the
  partial withdrawal is contract earnings). The death
  benefit equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                              $57,619
     plus the Benefit Protector benefit (40% of earnings at
     death):
     0.40 X ($57,619 - $55,000) =                                +1,048
                                                               --------
  Total death benefit of:                                       $58,667
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old. The death
  benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector benefit (40% of earnings at
     death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)       +55,000
                                                               --------
  Total death benefit of:                                      $255,000
  During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit Protector
  value. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector benefit (40% of earnings at
     death, up to a maximum of 100% of purchase payments not
     previously withdrawn that are one or more years old)       +55,000
                                                               --------
  Total death benefit of:                                      $305,000


--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   91

  During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old and the value of the Benefit Protector changes.
  The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector benefit which equals 40% of
     earnings at death (MAV death benefit minus payments not
     previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
                                                               --------
  Total death benefit of:                                      $308,000


--------------------------------------------------------------------------------
  92  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX H: EXAMPLE -- BENEFIT PROTECTOR PLUS DEATH BENEFIT RIDER



EXAMPLE OF THE BENEFIT PROTECTOR PLUS


ASSUMPTIONS:


- You purchase the contract with a payment of $100,000 and you and the annuitant are under age 70; and


- you select contract Option B with the MAV Death Benefit.


  During the first contract year the contract value grows to
  $105,000. The MAV Death Benefit equals the contract value.
  You have not reached the first contract anniversary so the
  Benefit Protector Plus does not provide any additional
  benefit at this time.
  On the first contract anniversary the contract value grows to $110,000. You have not reached the second contract
  anniversary so the Benefit Protector Plus does not provide any benefit beyond what is provided by the Benefit
  Protector at this time. The death benefit equals:
     MAV Death Benefit (contract value):                       $110,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death (MAV Death Benefit minus
     payments not previously withdrawn):
     0.40 X ($110,000 - $100,000) =                              +4,000
                                                               --------
  Total death benefit of:                                      $114,000
  On the second contract anniversary the contract value
  falls to $105,000. The death benefit equals:
     MAV Death Benefit (MAV):                                  $110,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death:
     0.40 X ($110,000 - $100,000) =                              +4,000
     plus 10% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.10 X $100,000 =            +10,000
                                                               --------
  Total death benefit of:                                      $124,000
  During the third contract year the contract value remains
  at $105,000 and you request a partial withdrawal of
  $50,000, including the applicable 7% withdrawal charge for contract Option B. We will withdraw $10,500 from your
  contract value free of charge (10% of your prior
  anniversary's contract value). The remainder of the
  withdrawal is subject to a 7% withdrawal charge because
  your payment is in the third year of the withdrawal charge schedule, so we will withdraw $39,500 ($36,735 + $2,765 in withdrawal charges) from your contract value. Altogether,
  we will withdraw $50,000 and pay you $47,235. We calculate purchase payments not previously withdrawn as
  $100,000 - $45,000 = $55,000 (remember that $5,000 of the
  partial withdrawal is contract earnings). The death
  benefit equals:
     MAV Death Benefit (MAV adjusted for partial
     withdrawals):                                             $ 57,619
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death:
     0.40 X ($57,619 - $55,000) =                                +1,048
     plus 10% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.10 X $55,000 =              +5,500
                                                               --------
  Total death benefit of:                                      $ 64,167
  On the third contract anniversary the contract value falls to $40,000. The death benefit equals the previous death
  benefit. The reduction in contract value has no effect.
  On the ninth contract anniversary the contract value grows to a new high of $200,000. Earnings at death reaches its
  maximum of 250% of purchase payments not previously
  withdrawn that are one or more years old. Because we are
  beyond the fourth contract anniversary the Benefit
  Protector Plus also reaches its maximum of 20%. The death
  benefit equals:
     MAV Death Benefit (contract value):                       $200,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $266,000


--------------------------------------------------------------------------------
                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   93

  During the tenth contract year you make an additional
  purchase payment of $50,000. Your new contract value is
  now $250,000. The new purchase payment is less than one
  year old and so it has no effect on the Benefit Protector
  Plus value. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death, up to a maximum of 100% of
     purchase payments not previously withdrawn that are one
     or more years old                                          +55,000
     plus 20% of purchase payments made within 60 days of
     contract issue and not previously withdrawn: 0.20 X
     $55,000 =                                                  +11,000
                                                               --------
  Total death benefit of:                                      $316,000
  During the eleventh contract year the contract value
  remains $250,000 and the "new" purchase payment is one
  year old. The value of the Benefit Protector Plus remains
  constant. The death benefit equals:
     MAV Death Benefit (contract value):                       $250,000
     plus the Benefit Protector Plus benefit which equals
     40% of earnings at death (MAV Death Benefit minus
     payments not previously withdrawn):
     0.40 X ($250,000 - $105,000) =                             +58,000
     plus 20% of purchase payments made within 60 days of
     contract issue
     and not previously withdrawn: 0.20 X $55,000 =             +11,000
                                                               --------
  Total death benefit of:                                      $319,000


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  94  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS
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APPENDIX I: GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER



GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER



The Guarantor Withdrawal Benefit for Life rider is an optional benefit that you may select for an additional annual charge if(1):


- the rider is available in your state; and

- you and the annuitant are 80 or younger on the date the contract is issued.


(1) The Guarantor Withdrawal Benefit for Life rider is not available under an inherited qualified annuity.



You must elect the Guarantor Withdrawal Benefit for Life rider when you purchase your contract. The rider effective date will be the contract issue date.



The Guarantor Withdrawal Benefit for Life rider guarantees that you will be able to withdraw up to a certain amount each year from the contract, regardless of the investment performance of your contract before the annuity payments begin, until you have recovered at minimum all of your purchase payments. And, under certain limited circumstances defined in the rider, you have the right to take a specified amount of partial withdrawals in each contract year until death (see "At Death" heading below) -- even if the contract value is zero.


Your contract provides for annuity payouts to begin on the retirement date (see "Buying Your Contract -- The Retirement Date"). Before the retirement date, you have the right to withdraw some or all of your contract value, less applicable administrative, withdrawal and rider charges imposed under the contract at the time of the withdrawal (see "Making the Most of Your Contract -- Withdrawals"). Because your contract value will fluctuate depending on the performance of the underlying funds in which the subaccounts invest, the contract itself does not guarantee that you will be able to take a certain withdrawal amount each year before the annuity payouts begin, nor does it guarantee the length of time over which such withdrawals can be made before the annuity payouts begin.


The Guarantor Withdrawal Benefit for Life rider may be appropriate for you if you intend to make periodic withdrawals from your annuity contract and wish to ensure that market performance will not adversely affect your ability to withdraw your principal over time.



Under the terms of the Guarantor Withdrawal Benefit for Life rider, the calculation of the amount which can be withdrawn in each contract year varies depending on several factors, including but not limited to the waiting period (see "Waiting period" heading below) and whether or not the lifetime withdrawal benefit has become effective:


(1) The basic withdrawal benefit gives you the right to take limited partial withdrawals in each contract year and guarantees that over time the withdrawals will total an amount equal to, at minimum, your purchase payments. Key terms associated with the basic withdrawal benefit are "Guaranteed Benefit Payment (GBP)," "Remaining Benefit Payment (RBP)," "Guaranteed Benefit Amount (GBA)," and "Remaining Benefit Amount (RBA)." See these headings below for more information.

(2) The lifetime withdrawal benefit gives you the right, under certain limited circumstances defined in the rider, to take limited partial withdrawals until the later of death (see "At Death" heading below) or until the RBA (under the basic withdrawal benefit) is reduced to zero. Key terms associated with the lifetime withdrawal benefit are "Annual Lifetime Payment
    (ALP)," "Remaining Annual Lifetime Payment (RALP)," "Covered Person," and "Annual Lifetime Payment Attained Age (ALPAA)." See these headings below for more information.

Only the basic withdrawal benefit will be in effect prior to the date that the lifetime withdrawal benefit becomes effective. The lifetime withdrawal benefit becomes effective automatically on the rider anniversary date after the covered person reaches age 65, or the rider effective date if the covered person is age 65 or older on the rider effective date (see "Annual Lifetime Payment Attained Age (ALPAA)" heading below).


Provided annuity payouts have not begun, the Guarantor Withdrawal Benefit for Life rider guarantees that you may take the following partial withdrawal amounts each contract year:


- After the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the GBP;

- During the waiting period and before the establishment of the ALP, the rider guarantees that each year you can cumulatively withdraw an amount equal to the value of the RBP at the beginning of the contract year;

- After the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal the ALP or the GBP, but the rider does not guarantee withdrawals of the sum of both the ALP and the GBP in a contract year;

- During the waiting period and after the establishment of the ALP, the rider guarantees that each year you have the option to cumulatively withdraw an amount equal to the value of the RALP or the RBP at the beginning of the contract year, but the rider does not guarantee withdrawals of the sum of both the RALP and the RBP in a contract year.

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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   95

If you withdraw less than the allowed partial withdrawal amount in a contract year, the unused portion cannot be carried over to the next contract year. As long as your partial withdrawals in each contract year do not exceed the annual partial withdrawal amount allowed under the rider, and there has not been a contract ownership change or spousal continuation of the contract, the guaranteed amounts available for partial withdrawals are protected (i.e., will not decrease).

If you withdraw more than the allowed partial withdrawal amount in a contract year, we call this an "excess withdrawal" under the rider. Excess withdrawals trigger an adjustment of a benefit's guaranteed amount, which may cause it to be reduced (see "GBA Excess Withdrawal Processing," "RBA Excess Withdrawal Processing," and "ALP Excess Withdrawal Processing" headings below).

Please note that each of the two benefits has its own definition of the allowed annual withdrawal amount. Therefore a partial withdrawal may be considered an excess withdrawal for purposes of the lifetime withdrawal benefit only, the basic withdrawal benefit only, or both.

If your withdrawals exceed the greater of the RBP or the RALP, withdrawal charges under the terms of the contract may apply (see "Charges -- Withdrawal Charges"). The amount we actually deduct from your contract value will be the amount you request plus any applicable withdrawal charge. Market value adjustments, if applicable, will also be made (see "Guarantee Period Accounts
(GPAs) -- Market Value Adjustment"). We pay you the amount you request. Any partial withdrawals you take under the contract will reduce the value of the death benefits (see "Benefits in Case of Death"). Upon full withdrawal of the contract, you will receive the remaining contract value less any applicable charges (see "Making the Most of Your Contract -- Withdrawals").

The rider's guaranteed amounts can be increased at the specified intervals if your contract value has increased. An annual step up feature is available at each contract anniversary, subject to certain conditions, and may be applied automatically to your contract or may require you to elect the step up (see "Annual Step Up" heading below). If you exercise the annual step up election, the spousal continuation step up election (see "Spousal Continuation Step Up" heading below) or change your Portfolio Navigator model portfolio, the rider charge may change (see "Charges").

If you take withdrawals during the waiting period, any prior steps ups applied will be reversed and step ups will not be available until the third rider anniversary. You may take withdrawals after the waiting period without reversal of prior step ups.


You should consider whether the Guarantor Withdrawal Benefit for Life rider is appropriate for you because:


- LIFETIME WITHDRAWAL BENEFIT LIMITATIONS: The lifetime withdrawal benefit is subject to certain limitations, including but not limited to:

  (a) Once the contract value equals zero, payments are made for as long as the oldest owner or annuitant is living (see "If Contract Value Reduces to Zero" heading below). However, if the contract value is greater than zero, the lifetime withdrawal benefit terminates at the first death of any owner or annuitant except as otherwise provided below (see "At Death" heading below). Therefore, if there are multiple contract owners or the annuitant is not an owner, the rider may terminate or the lifetime withdrawal benefit may be reduced. This possibility may present itself when:

     (i) There are multiple contract owners -- when one of the contract owners dies the benefit terminates even though other contract owners are still living (except if the contract is continued under the spousal continuation provision of the contact); or

     (ii) The owner and the annuitant are not the same persons -- if the annuitant dies before the owner, the benefit terminates even though the owner is still living. This is could happen, for example, when the owner is younger than the annuitant. This risk increases as the age difference between owner and annuitant increases.

  (b) Excess withdrawals can reduce the ALP to zero even though the GBA, RBA, GBP and/or RBP values are greater than zero. If the both the ALP and the contract value are zero, the lifetime withdrawal benefit will terminate.

  (c) When the lifetime withdrawal benefit is first established, the initial ALP is based on the basic withdrawal benefit's RBA at that time (see "Annual Lifetime Payment (ALP)" heading below), unless there has been a spousal continuation or ownership change. Any withdrawal you take before the ALP is established reduces the RBA and therefore may result in a lower amount of lifetime withdrawals you are allowed to take.


  (d) Withdrawals can reduce both the contract value and the RBA to zero prior to the establishment of the ALP. If this happens, the contract and the Guarantor Withdrawal Benefit for Life rider will terminate.


- USE OF PORTFOLIO NAVIGATOR ASSET ALLOCATION PROGRAM REQUIRED: You must elect one of the model portfolios of the Portfolio Navigator. This requirement limits your choice of subaccounts, one-year fixed account and GPAs (if available) to those that are in the model portfolio you select. This means you will not be able to allocate contract value to all of the subaccounts, GPAs or the one-year fixed account that are available under the contract to contract owners who do not elect this rider. (See "Making the Most of Your
  Contract -- Portfolio Navigator Asset Allocation Program.") Subject to state restrictions, we

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  96  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS
  reserve the right to limit the number of model portfolios from which you can select based on the dollar amount of purchase payments you make.


- LIMITATIONS ON PURCHASE OF OTHER RIDERS UNDER THIS CONTRACT: If you select the Guarantor Withdrawal Benefit for Life rider, you may not elect the Accumulation Protector Benefit rider.



- NON-CANCELABLE: Once elected, the Guarantor Withdrawal Benefit for Life rider may not be cancelled and the fee will continue to be deducted until the contract is terminated, the contract value reduces to zero (described below) or annuity payouts begin.


- LIMITATIONS ON PURCHASE PAYMENTS: We reserve the right to limit the cumulative amount of purchase payments, subject to state restrictions.


- INTERACTION WITH TOTAL FREE AMOUNT (TFA) CONTRACT PROVISION: The TFA is the amount you are allowed to withdraw from the contract in each contract year without incurring a withdrawal charge (see "Charges -- Withdrawal Charge"). The TFA may be greater than the RBP or RALP under this rider. Any amount you withdraw under the contract's TFA provision that exceeds the RBP or RALP is subject to the excess withdrawal processing described below for the GBA, RBA and ALP.


You should consult your tax advisor before you select this optional rider if you have any questions about the use of this rider in your tax situation:

- TAX CONSIDERATIONS FOR NONQUALIFIED ANNUITIES: Under current federal income tax law, withdrawals under nonqualified annuities, including partial withdrawals taken from the contract under the terms of this rider, are treated less favorably than amounts received as annuity payments under the contract (see "Taxes -- Nonqualified Annuities"). Withdrawals before age 59 1/2 may incur a 10% IRS early withdrawal penalty and may be considered taxable income.


- TAX CONSIDERATIONS FOR QUALIFIED ANNUITIES: Qualified annuities have minimum distribution rules that govern the timing and amount of distributions from the annuity contract (see "Taxes -- Qualified Annuities -- Required Minimum Distributions"). If you have a qualified annuity, you may need to take an RMD that exceeds the guaranteed amount of withdrawal available under the rider and such withdrawals may reduce future benefits guaranteed under the rider. While the rider permits certain excess withdrawals to be made for the purpose of satisfying RMD requirements for this contract alone without reducing future benefits guaranteed under the rider, there can be no guarantee that changes in the federal income tax law after the effective date of the rider will not require a larger RMD to be taken, in which case, future guaranteed withdrawals under the rider could be reduced. Additionally, RMD rules follow the calendar year which most likely does not coincide with your contract year and therefore may limit when you can take your RMD and not be subject to excess withdrawal processing.



  For owners subject to annual RMD rules under Section 401(a)(9) of the Code, the amounts you withdraw each year from this contract to satisfy these rules are not subject to excess withdrawal processing under the terms of the rider subject to the following rules and our current administrative practice:


  (1) If on the date we calculated your Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA), it is greater than the RBP from the beginning of the current contract year,

     - Basic Additional Benefit Amount (BABA) will be set equal to that portion of your ALERMDA that exceeds the RBP from the beginning of the current contract year.

     - Any withdrawals taken in a contract year will count first against and reduce the RBP for that contract year.

     - Once the RBP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the BABA. These withdrawals will not be considered excess withdrawals with regard to the GBA and RBA as long as they do not exceed the remaining BABA.


     - Once the BABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the GBA and RBA and will subject them all to the excess withdrawal processing described in the Guarantor Withdrawal Benefit for Life rider.


  (2) If on the date we calculated your ALERMDA, it is greater than the RALP from the beginning of the current Contract Year,

     - A Lifetime Additional Benefit Amount (LABA) will be set equal to that portion of your ALERMDA that exceeds the RALP from the beginning of the current contract year.

     - Any withdrawals taken in a contract year will count first against and reduce the RALP for that contract year.

     - Once the RALP for the current contract year has been depleted, any additional amounts withdrawn will count against and reduce the LABA. These withdrawals will not be considered excess withdrawals with regard to the ALP as long as they do not exceed the remaining LABA.


     - Once the LABA has been depleted, any additional withdrawal amounts will be considered excess withdrawals with regard to the ALP and will subject the ALP to the excess withdrawal processing described by the Guarantor Withdrawal Benefit for Life rider.


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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   97

  (3) If the ALP is established on a policy anniversary where your current ALERMDA is greater than the new RALP,

     - An initial LABA will be set equal to that portion of your ALERMDA that exceeds the new RALP.

     - This new LABA will be immediately reduced by the amount that total withdrawals in the current calendar year exceed the new RALP, but shall not be reduced to less than zero.

  The Annual Life Expectancy Required Minimum Distribution Amount (ALERMDA) is:

  (1) determined by us each calendar year;


  (2) based solely on the value of the contract to which the Guarantor Withdrawal Benefit for Life rider is attached as of the date we make the determination; and


  (3) is otherwise based on the company's understanding and interpretation of the requirements for life expectancy distributions intended to satisfy the required minimum distribution rules under Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable on the effective date of this prospectus, to:

     1. an individual retirement annuity (Section 408(b));

     2. a Roth individual retirement account (Section 408A);

     3. a Simplified Employee Pension plan (Section 408(k));

     4. a tax-sheltered annuity rollover (Section 403(b)).


  We reserve the right to modify our administrative practice described above and will give you 30 days' written notice of any such change.



  In the future, the requirements under the Code for such distributions may change and the life expectancy amount calculation provided under your Guarantor Withdrawal Benefit for Life rider may not be sufficient to satisfy the requirements under the Code for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed your available RBP or RALP amount and may result in the reduction of your GBA, RBA, and/or ALP as described under the excess withdrawal provision of the rider.


  In cases where the Code does not allow the life expectancy of a natural person to be used to calculate the required minimum distribution amount (e.g., ownership by a trust or a charity), we will calculate the life expectancy RMD amount calculated by us as zero in all years. The life expectancy required minimum distribution amount calculated by us will also equal zero in all years.


- LIMITATIONS ON TSAS: Your right to take withdrawals is restricted if your contract is a TSA (see "TSA -- Special Provisions"). Therefore, the Guarantor Withdrawal Benefit for Life rider may be of limited value to you.



For an example, see "Examples of Guarantor Withdrawal Benefit for Life" below.



KEY TERMS AND PROVISIONS OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE RIDER ARE DESCRIBED BELOW:


PARTIAL WITHDRAWALS: A withdrawal of an amount that does not result in a surrender of the contract. The partial withdrawal amount is a gross amount and will include any withdrawal charge and any market value adjustment.

WAITING PERIOD: The period of time starting on the rider effective date during which the annual step up is not available if you take withdrawals. The current waiting period is three years.

GUARANTEED BENEFIT AMOUNT (GBA): The total cumulative amount available for partial withdrawals over the life of the rider under the basic withdrawal benefit. The maximum GBA is $5,000,000. The GBA cannot be withdrawn and is not payable as a death benefit. Rather, the GBA is an interim value used to calculate the amount available for withdrawals each year under the basic withdrawal benefit (see "Guaranteed Benefit Payment" below). At any time, the total GBA is the sum of the individual GBAs associated with each purchase payment.

THE GBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own GBA equal to the amount of the purchase payment.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBA that is associated with that RBA will also be set to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

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  98  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS
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- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBA remains unchanged. If there have been multiple purchase payments, both the total GBA and each payment's GBA remain unchanged.

  (b) is greater than the total RBP -- GBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE GBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

GBA EXCESS WITHDRAWAL PROCESSING

The total GBA will automatically be reset to the lesser of (a) the total GBA immediately prior to the withdrawal; or (b) the contract value immediately following the withdrawal. If there have been multiple purchase payments, each payment's GBA after the withdrawal will be reset to equal that payment's RBA after the withdrawal plus (a) times (b), where:

(a) is the ratio of the total GBA after the withdrawal less the total RBA after the withdrawal to the total GBA before the withdrawal less the total RBA after the withdrawal; and

(b) is each payment's GBA before the withdrawal less that payment's RBA after the withdrawal.

REMAINING BENEFIT AMOUNT (RBA): Each withdrawal you make reduces the amount that is guaranteed by this rider as future withdrawals. At any point in time, the RBA equals the amount of GBA that remains available for withdrawals for the remainder of the contract's life, and total RBA is the sum of the individual RBAs associated with each purchase payment. The maximum RBA is $5,000,000.

THE RBA IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the RBA is equal to the initial purchase payment.

- When you make additional purchase payments -- each additional purchase payment has its own RBA initially set equal to that payment's GBA (the amount of the purchase payment).

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the RBA associated with each purchase payment will be reset to the amount of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the total RBA is reduced by the amount of the withdrawal. If there have been multiple purchase payments, each payment's RBA is reduced in proportion to its RBP.


  (b) is greater than the total RBP -- RBA EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE RBA. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.


RBA EXCESS WITHDRAWAL PROCESSING

The total RBA will automatically be reset to the lesser of (a) the contract value immediately following the withdrawal, or (b) the total RBA immediately prior to the withdrawal, less the amount of the withdrawal.

If there have been multiple purchase payments, both the total RBA and each payment's RBA will be reset. The total RBA will be reset according to the excess withdrawal processing described above. Each payment's RBA will be reset in the following manner:

1. The withdrawal amount up to the total RBP is taken out of each RBA bucket in proportion to its individual RBP at the time of the withdrawal; and

2. The withdrawal amount above the total RBP and any amount determined by the excess withdrawal processing are taken out of each RBA bucket in proportion to its RBA at the time of the withdrawal.

GUARANTEED BENEFIT PAYMENT (GBP): At any time, the amount available for partial withdrawals in each contract year after the waiting period, until the RBA is reduced to zero, under the basic withdrawal benefit. At any point in time, each purchase payment has its own GBP, which is equal to the lesser of that payment's RBA or 7% of that payment's GBA, and the total GBP is the sum of the individual GBPs.

During the waiting period, the guaranteed annual withdrawal amount may be less than the GBP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual withdrawal amount during the waiting period is equal to the value of the RBP at the beginning of the contract year.

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                   RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   99

THE GBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At contract issue -- the GBP is established as 7% of the GBA value.

- At each contract anniversary -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value.

- When you make additional purchase payments -- each additional purchase payment has its own GBP equal to 7% of the purchase payment amount.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When an individual RBA is reduced to zero -- the GBP associated with that RBA will also be reset to zero.

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the GBA and the RBA associated with each purchase payment will be reset to the amount of that purchase payment. Each payment's GBP will be reset to 7% of that purchase payment. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the total RBP -- the GBP remains unchanged.

  (b) is greater than the total RBP -- each payment's GBP is reset to the lesser of that payment's RBA or 7% of that payment's GBA value, based on the RBA and GBA after the withdrawal. If the partial withdrawal is made during the waiting period, the excess withdrawal processing is applied AFTER any previously applied annual step ups have been reversed.

REMAINING BENEFIT PAYMENT (RBP): The amount available for partial withdrawals for the remainder of the contract year under the basic withdrawal benefit. At any point in time, the total RBP is the sum of the RBPs for each purchase payment. During the waiting period, when the guaranteed amount maybe less than the GBP, the value of the RBP at the beginning of the contract year will be that amount that is actually guaranteed each contract year.

THE RBP IS DETERMINED AT THE FOLLOWING TIMES, CALCULATED AS DESCRIBED:

- At the beginning of each contract year during the waiting period and prior to any withdrawal -- the RBP for each purchase payment is set equal to that purchase payment multiplied by 7%.

- At the beginning of any other contract year -- the RBP for each purchase payment is set equal to that purchase payment's GBP.

- When you make additional purchase payments -- each additional purchase payment has its own RBP equal to that payment's GBP.

- At step up -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At spousal continuation -- (see "Spousal Option to Continue the Contract" heading below).

- When an individual RBA is reduced to zero -- the RBP associated with that RBA will also be reset to zero.

- When you make any partial withdrawal -- the total RBP is reset to equal the total RBP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. If there have been multiple purchase payments, each payment's RBP is reduced proportionately. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RBP, GBA EXCESS WITHDRAWAL PROCESSING AND RBA EXCESS WITHDRAWAL PROCESSING ARE APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in the excess withdrawal processing, the applicable RBP will not yet reflect the amount of the current withdrawal.

COVERED PERSON: The person whose life is used to determine when the ALP is established, and the duration of the ALP payments. The Covered Person is the oldest contract owner or annuitant. The covered person may change during the contract's life if there is a spousal continuation or a change of contract ownership. If the covered person changes, we recompute the benefits guaranteed by the rider, based on the life of the new covered person, which may reduce the amount of the lifetime withdrawal benefit.


ANNUAL LIFETIME PAYMENT ATTAINED AGE (ALPAA): The covered person's age after which time the lifetime benefit can be established. Currently, the lifetime benefit can be established on the later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65.


ANNUAL LIFETIME PAYMENT (ALP): Once established, the ALP at any time is the amount available for withdrawals in each contract year after the waiting period until the later of death (see "At Death" heading below), or the RBA is reduced to zero, under the lifetime withdrawal benefit. The maximum ALP is $300,000. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the ALP is zero.

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  100  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

During the waiting period, the guaranteed annual lifetime withdrawal amount may be less than the ALP due to the limitations the waiting period imposes on your ability to utilize both annual step-ups and withdrawals (see "Waiting Period" heading above). The guaranteed annual lifetime withdrawal amount during the waiting period is equal to the value of the RALP at the beginning of the contract year.

THE ALP IS DETERMINED AT THE FOLLOWING TIMES:


- The later of the contract effective date or the contract anniversary date on/following the date the covered person reaches age 65 -- the ALP is established as 6% of the total RBA.


- When you make additional purchase payments -- each additional purchase payment increases the ALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- At contract ownership change -- (see "Spousal Option to Continue the Contract" and "Contract Ownership Change" headings below).

- When you make a partial withdrawal during the waiting period and after a step up -- Any prior annual step ups will be reversed. Step up reversal means that the ALP will be reset to equal total purchase payments multiplied by 6%. The step up reversal will only happen once during the waiting period, when the first partial withdrawal is made.

- When you make a partial withdrawal at any time and the amount withdrawn is:

  (a) less than or equal to the RALP -- the ALP remains unchanged.


  (b) is greater than the RALP -- ALP EXCESS WITHDRAWAL PROCESSING WILL BE APPLIED TO THE ALP. If the partial withdrawal is made during the waiting period, the excess withdrawal processing are applied AFTER any previously applied annual step ups have been reversed.


ALP EXCESS WITHDRAWAL PROCESSING

The ALP is reset to the lesser of the ALP immediately prior to the withdrawal, or 6% of the contract value immediately following the withdrawal.

REMAINING ANNUAL LIFETIME PAYMENT (RALP): The amount available for partial withdrawals for the remainder of the contract year under the lifetime withdrawal benefit. During the waiting period, when the guaranteed annual withdrawal amount may be less than the ALP, the value of the RALP at the beginning of the contract year will be the amount that is actually guaranteed each contract year. Prior to establishment of the ALP, the lifetime withdrawal benefit is not in effect and the RALP is zero.

THE RALP IS DETERMINED AT THE FOLLOWING TIMES:

- The later of the contract effective date or the contract anniversary date following the date the covered person reaches age 65, and:

  (a) During the waiting period and prior to any withdrawals -- the RALP is established equal to 6% of purchase payments.

  (b) At any other time -- the RALP is established equal to the ALP.

- At the beginning of each contract year during the waiting period and prior to any withdrawals -- the RALP is set equal to the total purchase payments, multiplied by 6%.

- At the beginning of any other contract year -- the RALP is set equal to ALP.

- When you make additional purchase payments -- each additional purchase payment increases the RALP by 6% of the amount of the purchase payment.

- At step ups -- (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

- When you make any partial withdrawal -- the RALP equals the RALP immediately prior to the partial withdrawal less the amount of the partial withdrawal, but not less than zero. IF YOU WITHDRAW AN AMOUNT GREATER THAN THE RALP, ALP EXCESS WITHDRAWAL PROCESSING IS APPLIED and the amount available for future partial withdrawals for the remainder of the contract's life may be reduced by more than the amount of withdrawal. When determining if a withdrawal will result in excess withdrawal processing, the applicable RALP will not yet reflect the amount of the current withdrawal.

STEP UP DATE: The date any step up becomes effective, and depends on the type of step up being applied (see "Annual Step Up" and "Spousal Continuation Step Up" headings below).

ANNUAL STEP UP: Beginning with the first contract anniversary, an increase of the GBA, RBA, GBP, RBP, ALP, and/or RALP values may be available. A step up does not create contract value, guarantee the performance of any investment option, or provide a benefit that can be withdrawn or paid upon death. Rather, a step up determines the current values of the GBA, RBA, GBP, RBP, ALP, and RALP, and may extend the payment period or increase the allowable payment.

--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   101

The annual step up is subject to the following rules:

- The annual step up is available when the RBA or, if established, the ALP, would increase on the step up date.

- Only one step up is allowed each contract year.

- If you take any withdrawals during the waiting period, any previously applied step ups will be reversed and the Annual step up will not be available until the end of the waiting period.

- If the application of the step up does not increase the rider charge, the annual step up will be automatically applied to your contract, and the step up date is the contract anniversary date.

- If the application of the step up would increase the rider charge, the annual step up is not automatically applied. Instead, you have the option to step up for 30 days after the contract anniversary. If you exercise the elective annual step up option, you will pay the rider charge in effect on the step up date. If you wish to exercise the elective annual step up option, we must receive a request from you or your investment professional. The step up date is the date we receive your request to step up. If your request is received after the close of business, the step up date will be the next valuation day.

- The ALP and RALP are not eligible for step ups until they are established. Prior to being established, the ALP and RALP values are both zero.

- Please note it is possible for the ALP and RALP to step up even if the RBA or GBA do not step up, and it is also possible for the RBA and GBA to step up even if the ALP or RALP do not step up.

The annual step up resets the GBA, RBA, GBP, RBP, ALP and RALP values as follows:

- The total RBA will be reset to the greater of the total RBA immediately prior to the step up date or the contract value on the step up date.

- The total GBA will be reset to the greater of the total GBA immediately prior to the step up date or the contract value on the step up date.

- The total GBP will be reset using the calculation as described above based on the increased GBA and RBA.

- The total RBP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RBP will not be affected by the step up.

  (b) At any other time, the RBP will be reset as the increased GBP less all prior withdrawals made in the current contract year, but never less than zero.

- The ALP will be reset to the greater of the ALP immediately prior to the step up date or 6% of the contract value on the step up date.

- The RALP will be reset as follows:

  (a) During the waiting period and prior to any withdrawals, the RALP will not be affected by the step up.

  (b) At any other time, the RALP will be reset as the increased ALP less all prior withdrawals made in the current contract year, but not less than zero.


SPOUSAL OPTION TO CONTINUE THE CONTRACT: If a surviving spouse elects to continue the contract, the Guarantor Withdrawal Benefit for Life rider also continues. When the spouse elects to continue the contract, any remaining waiting period is cancelled; the covered person will be re-determined and is the covered person referred to below; and the GBA, RBA, GBP, RBP, ALP and RALP values are affected as follows:


- The GBA, RBA, and GBP values remain unchanged.

- The RBP is automatically reset to the GBP less all prior withdrawals made in the current contract year, but not less than zero.

- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the date of continuation -- the ALP will be established on the contract anniversary following the date the covered person reaches age 65 as the lesser of the RBA or the contract anniversary value, multiplied by 6%. The RALP will be established on the same date equal to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the date of continuation -- the ALP will be established on the date of continuation as the lesser of the RBA or the contract value, multiplied by 6%. The RALP will be established on the same date in an amount equal to the ALP less all prior partial withdrawals made in the current contract year, but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the date of continuation -- the ALP and RALP will be automatically reset to zero for the period of time beginning with the date of continuation and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%, and the RALP will be reset to equal the ALP.

--------------------------------------------------------------------------------
  102  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

- If the ALP has been established and the new covered person is age 65 or older as of the date of continuation -- the ALP will be automatically reset to the lesser of the current ALP or 6% of the contract value on the date of continuation. The RALP will be reset to the ALP less all prior withdrawals made in the current contract year, but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the spousal continuation.

SPOUSAL CONTINUATION STEP UP: If a surviving spouse elects to continue the contract, another elective step up option becomes available. To exercise the step up, the spouse or the spouse's investment professional must submit a request within 30 days of the date of continuation. The step up date is the date we receive the spouse's request to step up. If the request is received after the close of business, the step up date will be the next valuation day. The GBA, RBA, GBP, RBP, ALP and RALP will be reset in the same fashion as the annual step up.

The spousal continuation step up is subject to the following rules:

- If the spousal continuation step up option is exercised and we have increased the charge for the rider, the spouse will pay the charge that is in effect on the step up date.

It is our current administrative practice to process the spousal continuation step up as described in the next paragraph; however, we reserve the right to discontinue our administrative practice and will give you 30 days' written notice of any such change.

At the time of spousal continuation, a step-up may be available. All annual step-up rules (see "Annual Step-Up" heading above), other than those that apply to the waiting period, also apply to the spousal continuation step-up. If the spousal continuation step-up is processed automatically, the step-up date is the valuation date spousal continuation is effective. If not, the spouse must elect the step up and must do so within 30 days of the spousal continuation date. If the spouse elects the spousal continuation step up, the step-up date is the valuation date we receive the spouse's written request to step-up if we receive the request by the close of business on that day, otherwise the next valuation date.

IF CONTRACT VALUE REDUCES TO ZERO: If the contract value reduces to zero and the total RBA remains greater than zero, you will be paid in the following scenarios:

1) The ALP has not yet been established and the contract value is reduced to zero for any reason other than full withdrawal of the contract. In this scenario, you can choose to:

   (a) receive the remaining schedule of GBPs until the RBA equals zero; or

   (b) wait until the rider anniversary following the date the covered person reaches age 65, and then receive the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero.

We will notify you of this option. If no election is made, the ALP will be paid.

2) The ALP has been established and the contract value reduces to zero as a result of fees or charges, or a withdrawal that is less than or equal to both the RBP and the RALP. In this scenario, you can choose to receive:

   (a) the remaining schedule of GBPs until the RBA equals zero; or

   (b) the ALP annually until the latter of (i) the death of the covered person, or (ii) the RBA is reduced to zero. We will notify you of this option. If no election is made, the ALP will be paid.

3) The ALP has been established and the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP. In this scenario, the remaining schedule of GBPs will be paid until the RBA equals zero.

4) The ALP has been established and the contract value falls to zero as a result of a partial withdrawal that is greater than the RBP but less than or equal to the RALP. In this scenario, the ALP will be paid annually until the death of the covered person.

Under any of these scenarios:

- The annualized amounts will be paid to you in the frequency you elect. You may elect a frequency offered by us at the time payments begin. Available payment frequencies will be no less frequent than annually;

- We will no longer accept additional purchase payments;

- You will no longer be charged for the rider;

- Any attached death benefit riders will terminate; and

- The death benefit becomes the remaining payments, if any, until the RBA is reduced to zero.


The Guarantor Withdrawal Benefit for Life rider and the contract will terminate under either of the following two scenarios:


- If the contract value falls to zero as a result of a withdrawal that is greater than both the RALP and the RBP. This is full withdrawal of the contract.

- If the contract value falls to zero as a result of a withdrawal that is greater than the RALP but less than or equal to the RBP, and the total RBA is reduced to zero.

--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   103

AT DEATH: If the contract value is greater than zero when the death benefit becomes payable, the beneficiary may elect to take the death benefit as a lump sum under the terms of the contract (see "Benefits in Case of Death") or the annuity payout option (see "Guaranteed Withdrawal Benefit Annuity Payout Option" heading below).

If the contract value equals zero and the death benefit becomes payable, the following will occur:

- If the RBA is greater than zero and the owner has been receiving the GBP each year, the GBP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person dies and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the RBA equals zero.

- If the covered person is still alive and the RBA is greater than zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the later of the death of the covered person or the RBA equals zero.

- If the covered person is still alive and the RBA equals zero and the owner has been receiving the ALP each year, the ALP will continue to be paid to the beneficiary until the death of the covered person.

- If the covered person dies and the RBA equals zero, the benefit terminates. No further payments will be made.


CONTRACT OWNERSHIP CHANGE: If the contract changes ownership (see "Changing Ownership"), the covered person will be redetermined and is the covered person referred to below. The GBA, RBA, GBP, RBP values will remain unchanged. The ALP and RALP will be reset as follows:


- If the ALP has not yet been established and the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be established on the contract anniversary following the date the covered person reaches age 65. The ALP will be set equal to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the anniversary date occurs during the waiting period and prior to a withdrawal, the RALP will be set to the lesser of the ALP or total purchase payments multiplied by 6%. If the anniversary date occurs at any other time, the RALP will be set to the ALP.

- If the ALP has not yet been established but the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be established on the ownership change date. The ALP will be set equal to the lesser of the RBA or the contract value, multiplied by 6%. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be set equal to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be set equal to the ALP less all prior withdrawals made in the current contract year but not less than zero.

- If the ALP has been established but the new covered person has not yet reached age 65 as of the ownership change date -- the ALP and the RALP will be reset to zero for the period of time beginning with the ownership change date and ending with the contract anniversary following the date the covered person reaches age 65. At the end of this time period, the ALP will be reset to the lesser of the RBA or the anniversary contract value, multiplied by 6%. If the time period ends during the waiting period and prior to any withdrawals, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the time period ends at any other time, the RALP will be reset to the ALP.

- If the ALP has been established and the new covered person is age 65 or older as of the ownership change date -- the ALP and the RALP will be reset on the ownership change date. The ALP will be reset to the lesser of the current ALP or 6% of the contract value. If the ownership change date occurs during the waiting period and prior to a withdrawal, the RALP will be reset to the lesser of the ALP or total purchase payments multiplied by 6%. If the ownership change date occurs at any other time, the RALP will be reset to the ALP less all prior withdrawals made in the current contract year but not less than zero.

Please note that the lifetime withdrawal benefit amount may be reduced as a result of the ownership change.


GUARANTEED WITHDRAWAL BENEFIT ANNUITY PAYOUT OPTION: Several annuity payout plans are available under the contract. As an alternative to these annuity payout plans, a fixed annuity payout option is available under the Guarantor Withdrawal Benefit for Life rider.


Under this option the amount payable each year will be equal to the remaining schedule of GBPs, but the total amount paid over the life of the annuity will not exceed the current total RBA at the time you begin this fixed annuity payout option. These annualized amounts will be paid in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequent than annually. If, at the death of the owner, total payouts have been made for less than the RBA, the remaining payouts will be paid to the beneficiary (see "The Annuity Payout Period" and "Taxes").

This option may not be available if the contract is issued to qualify under
Section 403 or 408 of the Code, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the owner at the time the option becomes effective. Such life expectancy will be computed under the mortality table we then use to determine current life annuity purchase rates under the contract to which this rider is attached.

This annuity payout option may also be elected by the beneficiary of a contract as a settlement option.

--------------------------------------------------------------------------------
  104  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

Whenever multiple beneficiaries are designated under the contract, each such beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the distribution requirements of the contract. We reserve the right to adjust the future schedule of GBPs if necessary to comply with the Code.

RIDER TERMINATION


The Guarantor Withdrawal Benefit for Life rider cannot be terminated either by you or us except as follows:


1. Annuity payouts under an annuity payout plan will terminate the rider.

2. Termination of the contract for any reason will terminate the rider.


EXAMPLES OF THE GUARANTOR WITHDRAWAL BENEFIT FOR LIFE


EXAMPLE #1: COVERED PERSON HAS NOT REACHED AGE 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 60.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                                     HYPOTHETICAL
CONTRACT                                               ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                  PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                  PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue                $100,000       $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 0.5                            0         7,000          92,000       100,000      93,000     7,000         0
 1                              0             0          91,000       100,000      93,000     7,000     7,000
 1.5                            0         7,000          83,000       100,000      86,000     7,000         0
 2                              0             0          81,000       100,000      86,000     7,000     7,000
 5                              0             0          75,000       100,000      86,000     7,000     7,000
 5.5                            0         5,160          70,000       100,000      80,840     7,000     1,840
 6                              0             0          69,000       100,000      80,840     7,000     7,000
 6.5                            0         7,000          62,000       100,000      73,840     7,000         0
 7                              0             0          70,000       100,000      73,840     7,000     7,000
 7.5                            0        10,000          51,000        51,000(3)   51,000(3)  3,570         0
 8                              0             0          55,000        55,000      55,000     3,850     3,850


CONTRACT                  LIFETIME WITHDRAWAL BENEFIT
DURATION                  ----------------------------
IN YEARS                     ALP               RALP
 At Issue                   $  N/A            $  N/A
 0.5                           N/A               N/A
 1                             N/A               N/A
 1.5                           N/A               N/A
 2                             N/A               N/A
 5                           5,160(1)          5,160(1)
 5.5                         5,160                 0
 6                           5,160             5,160
 6.5                         3,720(2)              0
 7                           4,200             4,200
 7.5                         3,060(3)              0
 8                           3,300             3,300

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $3,850 each year until the RBA is reduced to zero, or the ALP of $3,300 each year until the later of your death or the RBA is reduced to zero.

(1) The ALP and RALP are established on the contract anniversary date following the date the covered person reaches age 65.
(2) The $7,000 withdrawal is greater than the $5,160 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(3) The $10,000 withdrawal is greater than both the $7,000 RBP allowed under the basic withdrawal benefit and the $4,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   105

EXAMPLE #2: COVERED PERSON HAS REACHED 65 AT THE TIME THE CONTRACT AND RIDER ARE PURCHASED.

ASSUMPTIONS:

- You purchase the contract with a payment of $100,000.

- You are the sole owner and also the annuitant. You are age 65.

- You make no additional payments to the contract.

- Automatic annual step-ups are applied each anniversary when available, where the contract value is greater than the RBA and/or 6% of the contract value is greater than the ALP. Applied annual step-ups are indicated in BOLD.

                                                    HYPOTHETICAL
CONTRACT                                              ASSUMED               BASIC WITHDRAWAL BENEFIT
DURATION                 PURCHASE      PARTIAL        CONTRACT      ----------------------------------------
IN YEARS                 PAYMENTS    WITHDRAWALS       VALUE          GBA         RBA        GBP       RBP
 At Issue               $100,000       $   N/A        $100,000      $100,000    $100,000    $7,000    $7,000
 1                             0             0         105,000       105,000     105,000     7,350     7,000(1)
 2                             0             0         110,000       110,000     110,000     7,700     7,000(1)
 3                             0             0         110,000       110,000     110,000     7,700     7,700(2)
 3.5                           0         6,600         110,000       110,000     103,400     7,700     1,100
 4                             0             0         115,000       115,000     115,000     8,050     8,050
 4.5                           0         8,050         116,000       115,000     106,950     8,050         0
 5                             0             0         120,000       120,000     120,000     8,400     8,400
 5.5                           0        10,000         122,000       120,000(4)  110,000(4)  8,400         0
 6                             0             0         125,000       125,000     125,000     8,750     8,750


CONTRACT                 LIFETIME WITHDRAWAL BENEFIT
DURATION                 ----------------------------
IN YEARS                    ALP               RALP
 At Issue                  $6,000            $6,000
 1                          6,300             6,000(1)
 2                          6,600             6,000(1)
 3                          6,600             6,600(2)
 3.5                        6,600                 0
 4                          6,900             6,900
 4.5                        6,900(3)              0
 5                          7,200             7,200
 5.5                        7,200(4)              0
 6                          7,500             7,500

At this point, assuming no additional activity (step ups, excess withdrawals, purchase payments, spousal continuation or contract ownership change), you can continue to withdraw up to either the GBP of $8,750 each year until the RBA is reduced to zero, or the ALP of $7,500 each year until the later of your death or the RBA is reduced to zero.

(1) The annual step-up has not been applied to the RBP or RALP because any withdrawal after step up during the waiting period would reverse any prior step ups prior to determining if the withdrawal is excess. Therefore, during the waiting period, the RBP is the amount you can withdraw without incurring the GBA and RBA excess withdrawal processing, and the RALP is the amount you can withdraw without incurring the ALP excess withdrawal processing.
(2) On the third anniversary (after the end of the waiting period), the RBP and RALP are set equal to the GBP and ALP, respectively.
(3) The $8,050 withdrawal is greater than the $6,900 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the ALP, resetting the ALP to the lesser of the prior ALP or 6% of the contract value following the withdrawal.
(4) The $10,000 withdrawal is greater than both the $8,400 RBP allowed under the basic withdrawal benefit and the $7,200 RALP allowed under the lifetime withdrawal benefit and therefore the excess withdrawal processing is applied to the GBA, RBA, and ALP. The GBA is reset to the lesser of the prior GBA or the contract value following the withdrawal. The RBA is reset to the lesser of the prior RBA less the withdrawal or the contract value following the withdrawal. The ALP is reset to the lesser of the prior ALP or 6% of the contract value following the withdrawal.

--------------------------------------------------------------------------------
  106  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

APPENDIX J: CONDENSED FINANCIAL INFORMATION



(Unaudited)



The following tables give per-unit information about the financial history of the subaccounts representing the lowest and highest total annual variable account expense combinations. The date in which operations commenced in each price level is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.



VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                                 2007       2006
-----------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (05/01/2006)
Accumulation unit value at beginning of period                     $0.99      $1.00
Accumulation unit value at end of period                           $1.09      $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                         1,210        493
-----------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (05/01/2006)
Accumulation unit value at beginning of period                     $1.01      $1.00
Accumulation unit value at end of period                           $1.11      $1.01
Number of accumulation units outstanding at end of period (000
  omitted)                                                            --         --
-----------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                     $1.00         --
Accumulation unit value at end of period                           $1.03         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                            --         --
-----------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                     $1.00         --
Accumulation unit value at end of period                           $1.05         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         4,018         --
-----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                     $1.00         --
Accumulation unit value at end of period                           $1.16         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                            --         --
-----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (05/01/2006)
Accumulation unit value at beginning of period                     $1.11      $1.00
Accumulation unit value at end of period                           $1.15      $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                             9          3
-----------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (05/01/2006)
Accumulation unit value at beginning of period                     $1.12      $1.00
Accumulation unit value at end of period                           $1.17      $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                         6,819      2,227
-----------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                     $1.00         --
Accumulation unit value at end of period                           $0.90         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                            --         --
-----------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (05/01/2006)
Accumulation unit value at beginning of period                     $0.97      $1.00
Accumulation unit value at end of period                           $1.15      $0.97
Number of accumulation units outstanding at end of period (000
  omitted)                                                            22      4,219
-----------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (05/01/2006)
Accumulation unit value at beginning of period                     $1.12      $1.00
Accumulation unit value at end of period                           $1.05      $1.12
Number of accumulation units outstanding at end of period (000
  omitted)                                                            --         --
-----------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period                     $1.07      $1.00
Accumulation unit value at end of period                           $1.08      $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                            27      1,524
-----------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                     $1.00         --
Accumulation unit value at end of period                           $1.13         --
Number of accumulation units outstanding at end of period (000
  omitted)                                                         9,765         --
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   107

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                             $1.00             --
Accumulation unit value at end of period                                   $1.14             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                    20             --
-----------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (05/01/2006)
Accumulation unit value at beginning of period                             $1.04          $1.00
Accumulation unit value at end of period                                   $1.00          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 7,836              5
-----------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                             $1.00             --
Accumulation unit value at end of period                                   $1.10             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                    --             --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                             $1.00             --
Accumulation unit value at end of period                                   $1.10             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                     2             --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                             $1.07          $1.00
Accumulation unit value at end of period                                   $1.10          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                    --             --
-----------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                             $1.00             --
Accumulation unit value at end of period                                   $0.99             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 4,857             --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                             $1.03          $1.00
Accumulation unit value at end of period                                   $1.20          $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                12,765          9,751
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                             $1.04          $1.00
Accumulation unit value at end of period                                   $1.07          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 8,725            859
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                             $0.99          $1.00
Accumulation unit value at end of period                                   $1.13          $0.99
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 4,921          1,866
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                             $1.05          $1.00
Accumulation unit value at end of period                                   $1.22          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 1,053            434
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                             $1.11          $1.00
Accumulation unit value at end of period                                   $1.14          $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   132              6
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                             $1.05          $1.00
Accumulation unit value at end of period                                   $1.15          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 9,216          3,787
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (05/01/2006)
Accumulation unit value at beginning of period                             $1.11          $1.00
Accumulation unit value at end of period                                   $1.12          $1.11
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   116              1
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (05/01/2006)
Accumulation unit value at beginning of period                             $1.08          $1.00
Accumulation unit value at end of period                                   $1.10          $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 5,921          3,150
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                             $1.00             --
Accumulation unit value at end of period                                   $0.94             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                     2             --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  108  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                             $1.00             --
Accumulation unit value at end of period                                   $1.06             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                11,694             --
-----------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                             $1.00             --
Accumulation unit value at end of period                                   $1.03             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                    --             --
-----------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                             $1.07          $1.00
Accumulation unit value at end of period                                   $1.10          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                    --             --
-----------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (05/01/2006)
Accumulation unit value at beginning of period                             $1.22          $1.00
Accumulation unit value at end of period                                   $1.54          $1.22
Number of accumulation units outstanding at end of period (000
  omitted)                                                                     9              2
-----------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                             $1.02          $1.00
Accumulation unit value at end of period                                   $1.15          $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                    32             12
-----------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                             $1.07          $1.00
Accumulation unit value at end of period                                   $1.12          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                    10              1
-----------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                             $1.00          $1.00
Accumulation unit value at end of period                                   $0.98          $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                                    24             20
-----------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (05/01/2006)
Accumulation unit value at beginning of period                             $1.04          $1.00
Accumulation unit value at end of period                                   $1.13          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                13,059          3,108
-----------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                             $1.00             --
Accumulation unit value at end of period                                   $1.04             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                11,741             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                             $1.00             --
Accumulation unit value at end of period                                   $0.99             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 7,996             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (05/01/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                             $1.05          $1.00
Accumulation unit value at end of period                                   $1.10          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                    --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (05/01/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                             $1.05          $1.00
Accumulation unit value at end of period                                   $0.99          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   639             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (05/01/2006)
Accumulation unit value at beginning of period                             $1.02          $1.00
Accumulation unit value at end of period                                   $1.06          $1.02
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   321             67
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash
  Management Fund at Dec. 31, 2007 were 3.44% and 3.50%, respectively.
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (05/01/2006)
Accumulation unit value at beginning of period                             $1.04          $1.00
Accumulation unit value at end of period                                   $1.09          $1.04
Number of accumulation units outstanding at end of period (000
  omitted)                                                                19,798          8,562
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   109

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (05/01/2006)
Accumulation unit value at beginning of period                             $1.06          $1.00
Accumulation unit value at end of period                                   $1.14          $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                12,478          5,812
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
  (05/01/2006)
Accumulation unit value at beginning of period                             $1.03          $1.00
Accumulation unit value at end of period                                   $1.10          $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 9,543          6,089
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (05/01/2006)
Accumulation unit value at beginning of period                             $1.05          $1.00
Accumulation unit value at end of period                                   $1.08          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   997             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (05/01/2006)
Accumulation unit value at beginning of period                             $1.06          $1.00
Accumulation unit value at end of period                                   $1.07          $1.06
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   517            761
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (05/01/2006)
Accumulation unit value at beginning of period                             $1.05          $1.00
Accumulation unit value at end of period                                   $1.07          $1.05
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 7,039          2,214
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (05/01/2006)
Accumulation unit value at beginning of period                             $1.08          $1.00
Accumulation unit value at end of period                                   $1.10          $1.08
Number of accumulation units outstanding at end of period (000
  omitted)                                                                    --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                             $1.00             --
Accumulation unit value at end of period                                   $1.00             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                    --             --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (05/01/2006)
Accumulation unit value at beginning of period                             $1.09          $1.00
Accumulation unit value at end of period                                   $1.13          $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                     4              2
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (05/01/2006)
Accumulation unit value at beginning of period                             $1.03          $1.00
Accumulation unit value at end of period                                   $1.07          $1.03
Number of accumulation units outstanding at end of period (000
  omitted)                                                                   711            239
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (05/01/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                             $1.13          $1.00
Accumulation unit value at end of period                                   $1.55          $1.13
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 3,593          1,590
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (05/01/2006)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                             $1.07          $1.00
Accumulation unit value at end of period                                   $1.19          $1.07
Number of accumulation units outstanding at end of period (000
  omitted)                                                                    --             --
-----------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (05/01/2006)
Accumulation unit value at beginning of period                             $1.09          $1.00
Accumulation unit value at end of period                                   $1.06          $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 7,163          5,339
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                             $1.00             --
Accumulation unit value at end of period                                   $0.85             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 2,329             --
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                             $1.00             --
Accumulation unit value at end of period                                   $1.13             --
Number of accumulation units outstanding at end of period (000
  omitted)                                                                    12             --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  110  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.05% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                                         2007           2006
-----------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (05/01/2006)
Accumulation unit value at beginning of period                             $1.09          $1.00
Accumulation unit value at end of period                                   $1.26          $1.09
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 4,011          2,127
*Effective June 1, 2008, the Fund will change its name to Wanger International.
-----------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (05/01/2006)
Accumulation unit value at beginning of period                             $1.00          $1.00
Accumulation unit value at end of period                                   $1.05          $1.00
Number of accumulation units outstanding at end of period (000
  omitted)                                                                 3,212            306
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
-----------------------------------------------------------------------------------------------



VARIABLE ACCOUNT CHARGES OF 2.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.17    $1.13    $1.06    $1.00
Accumulation unit value at end of period                       $1.28    $1.17    $1.13    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  127      126       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND, SERIES II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.34    $1.18    $1.10    $1.00
Accumulation unit value at end of period                       $1.45    $1.34    $1.18    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.03       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.04       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,537       --       --       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GLOBAL TECHNOLOGY PORTFOLIO (CLASS B) (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.15       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                 $1.26    $1.10    $1.08    $1.00
Accumulation unit value at end of period                       $1.30    $1.26    $1.10    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    1        1        2       19
-----------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO (CLASS B) (04/30/2004)
Accumulation unit value at beginning of period                 $1.80    $1.36    $1.19    $1.00
Accumulation unit value at end of period                       $1.86    $1.80    $1.36    $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                2,568    1,868    1,180      367
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP VALUE, CLASS II (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.89       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP ULTRA(R), CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.00    $1.06    $1.06    $1.00
Accumulation unit value at end of period                       $1.18    $1.00    $1.06    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,098    3,076    1,002      303
-----------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS II (04/30/2004)
Accumulation unit value at beginning of period                 $1.29    $1.12    $1.09    $1.00
Accumulation unit value at end of period                       $1.20    $1.29    $1.12    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND, VARIABLE SERIES, CLASS B (04/28/2006)
Accumulation unit value at beginning of period                 $1.06    $1.00       --       --
Accumulation unit value at end of period                       $1.06    $1.06       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  840    1,798       --       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   111

VARIABLE ACCOUNT CHARGES OF 2.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND, VARIABLE SERIES, CLASS A (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.12       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                3,253       --       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA MARSICO INTERNATIONAL OPPORTUNITIES FUND, VARIABLE SERIES, CLASS B (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.13       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
COLUMBIA SMALL CAP VALUE FUND, VARIABLE SERIES, CLASS B (04/30/2004)
Accumulation unit value at beginning of period                 $1.41    $1.20    $1.16    $1.00
Accumulation unit value at end of period                       $1.34    $1.41    $1.20    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                2,205        4       --       --
-----------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST - COMMODITY RETURN STRATEGY PORTFOLIO (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.10       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    5       --       --       --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL EQUITY PORTFOLIO, SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.09       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND INTERNATIONAL VALUE PORTFOLIO, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.49    $1.24    $1.14    $1.00
Accumulation unit value at end of period                       $1.52    $1.49    $1.24    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
EATON VANCE VT FLOATING-RATE INCOME FUND (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.98       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,799       --       --       --
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.38    $1.26    $1.10    $1.00
Accumulation unit value at end of period                       $1.58    $1.38    $1.26    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                6,113    6,881    2,677      818
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.05    $1.03    $1.03    $1.00
Accumulation unit value at end of period                       $1.07    $1.05    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                5,217    2,104    1,449      257
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.54    $1.40    $1.21    $1.00
Accumulation unit value at end of period                       $1.74    $1.54    $1.40    $1.21
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,493    1,028      275       36
-----------------------------------------------------------------------------------------------
FIDELITY(R) VIP OVERSEAS PORTFOLIO SERVICE CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.47    $1.28    $1.10    $1.00
Accumulation unit value at end of period                       $1.69    $1.47    $1.28    $1.10
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  620      854      742      388
-----------------------------------------------------------------------------------------------
FTVIPT FRANKLIN INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.29    $1.11    $1.12    $1.00
Accumulation unit value at end of period                       $1.31    $1.29    $1.11    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  291      261       59       12
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.21    $1.10    $1.16    $1.00
Accumulation unit value at end of period                       $1.32    $1.21    $1.10    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                4,169    3,093    1,162      295
-----------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES FUND - CLASS 2 (04/30/2004)
Accumulation unit value at beginning of period                 $1.42    $1.19    $1.12    $1.00
Accumulation unit value at end of period                       $1.42    $1.42    $1.19    $1.12
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  120       44        7       --
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND - INSTITUTIONAL SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.50    $1.32    $1.19    $1.00
Accumulation unit value at end of period                       $1.51    $1.50    $1.32    $1.19
Number of accumulation units outstanding at end of period
  (000 omitted)                                                2,412    2,053      924      317
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  112  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND - INSTITUTIONAL SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.93       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
JANUS ASPEN SERIES LARGE CAP GROWTH PORTFOLIO: SERVICE SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.05       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                3,863       --       --       --
-----------------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH PORTFOLIO, CLASS I (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.03       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
MFS(R) TOTAL RETURN SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                 $1.19    $1.09    $1.09    $1.00
Accumulation unit value at end of period                       $1.21    $1.19    $1.09    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   30       30       33       41
-----------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES - SERVICE CLASS (04/30/2004)
Accumulation unit value at beginning of period                 $1.81    $1.41    $1.24    $1.00
Accumulation unit value at end of period                       $2.26    $1.81    $1.41    $1.24
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   63       29       --       --
-----------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.14    $1.09    $1.06    $1.00
Accumulation unit value at end of period                       $1.28    $1.14    $1.09    $1.06
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,209    1,390    1,125      320
-----------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.47    $1.28    $1.15    $1.00
Accumulation unit value at end of period                       $1.53    $1.47    $1.28    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   22       22       14       --
-----------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.40    $1.25    $1.16    $1.00
Accumulation unit value at end of period                       $1.35    $1.40    $1.25    $1.16
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA, SERVICE SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.12    $1.07    $1.07    $1.00
Accumulation unit value at end of period                       $1.21    $1.12    $1.07    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                6,179    3,663    1,908      552
-----------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET PORTFOLIO, ADVISOR SHARE CLASS (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.03       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                4,060       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND (05/01/2007)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - FUNDAMENTAL VALUE FUND)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.99       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                3,056       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SELECT VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SELECT VALUE FUND)
Accumulation unit value at beginning of period                 $1.22    $1.08    $1.09    $1.00
Accumulation unit value at end of period                       $1.27    $1.22    $1.08    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                    3        3       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) PARTNERS VARIABLE PORTFOLIO - SMALL CAP VALUE FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - SMALL CAP VALUE FUND)
Accumulation unit value at beginning of period                 $1.40    $1.19    $1.15    $1.00
Accumulation unit value at end of period                       $1.30    $1.40    $1.19    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,737    1,608    1,538      533
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (04/30/2004)
Accumulation unit value at beginning of period                 $1.02    $1.00    $0.99    $1.00
Accumulation unit value at end of period                       $1.05    $1.02    $1.00    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  883      744      237        4
*The 7-day simple and compound yields for RVST RiverSource(R) Variable Portfolio - Cash
  Management Fund at Dec. 31, 2007 were 2.38% and 2.41%, respectively.
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   113

VARIABLE ACCOUNT CHARGES OF 2.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.05    $1.03    $1.03    $1.00
Accumulation unit value at end of period                       $1.08    $1.05    $1.03    $1.03
Number of accumulation units outstanding at end of period
  (000 omitted)                                                7,791    5,167       31       20
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.50    $1.28    $1.15    $1.00
Accumulation unit value at end of period                       $1.59    $1.50    $1.28    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                4,403    3,648    1,145       12
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GLOBAL INFLATION PROTECTED SECURITIES FUND
  (05/01/2006)
Accumulation unit value at beginning of period                 $1.02    $1.00       --       --
Accumulation unit value at end of period                       $1.08    $1.02       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                3,486    3,284       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - GROWTH FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.24    $1.14    $1.07    $1.00
Accumulation unit value at end of period                       $1.25    $1.24    $1.14    $1.07
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  203       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.19    $1.10    $1.08    $1.00
Accumulation unit value at end of period                       $1.19    $1.19    $1.10    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  899    1,062      683      196
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND (06/01/2004)
Accumulation unit value at beginning of period                 $1.17    $1.11    $1.09    $1.00
Accumulation unit value at end of period                       $1.18    $1.17    $1.11    $1.09
Number of accumulation units outstanding at end of period
  (000 omitted)                                                2,246    1,168       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.23    $1.09    $1.05    $1.00
Accumulation unit value at end of period                       $1.24    $1.23    $1.09    $1.05
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,699    1,950    2,164    1,042
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - MID CAP VALUE FUND (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.99       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - S&P 500 INDEX FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.25    $1.11    $1.08    $1.00
Accumulation unit value at end of period                       $1.28    $1.25    $1.11    $1.08
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   30       63        7       --
-----------------------------------------------------------------------------------------------
RVST RIVERSOURCE(R) VARIABLE PORTFOLIO - SHORT DURATION U.S. GOVERNMENT FUND (04/30/2004)
Accumulation unit value at beginning of period                 $1.01    $0.99    $0.99    $1.00
Accumulation unit value at end of period                       $1.04    $1.01    $0.99    $0.99
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  951      794      390       75
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period                 $2.00    $1.53    $1.17    $1.00
Accumulation unit value at end of period                       $2.71    $2.00    $1.53    $1.17
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,273    1,208      706      264
-----------------------------------------------------------------------------------------------
RVST THREADNEEDLE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (04/30/2004)
(PREVIOUSLY RIVERSOURCE(R) VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND)
Accumulation unit value at beginning of period                 $1.54    $1.27    $1.14    $1.00
Accumulation unit value at end of period                       $1.70    $1.54    $1.27    $1.14
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST COMSTOCK PORTFOLIO, CLASS II SHARES (04/30/2004)
Accumulation unit value at beginning of period                 $1.31    $1.15    $1.13    $1.00
Accumulation unit value at end of period                       $1.25    $1.31    $1.15    $1.13
Number of accumulation units outstanding at end of period
  (000 omitted)                                                5,631    5,950    3,199      890
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF GLOBAL REAL ESTATE PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $0.84       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                  771       --       --       --
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  114  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 2.10% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)
YEAR ENDED DEC. 31,                                             2007     2006     2005     2004
-----------------------------------------------------------------------------------------------
VAN KAMPEN UIF MID CAP GROWTH PORTFOLIO, CLASS II SHARES (05/01/2007)
Accumulation unit value at beginning of period                 $1.00       --       --       --
Accumulation unit value at end of period                       $1.12       --       --       --
Number of accumulation units outstanding at end of period
  (000 omitted)                                                   --       --       --       --
-----------------------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP* (04/30/2004)
Accumulation unit value at beginning of period                 $1.92    $1.43    $1.20    $1.00
Accumulation unit value at end of period                       $2.18    $1.92    $1.43    $1.20
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,224    1,154      648      213
*Effective June 1, 2008, the Fund will change its name to Wanger
  International.
-----------------------------------------------------------------------------------------------
WANGER U.S. SMALLER COMPANIES* (04/30/2004)
Accumulation unit value at beginning of period                 $1.32    $1.25    $1.15    $1.00
Accumulation unit value at end of period                       $1.37    $1.32    $1.25    $1.15
Number of accumulation units outstanding at end of period
  (000 omitted)                                                1,633    1,011      769      250
*Effective June 1, 2008, the Fund will change its name to Wanger USA.
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   115

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


Calculating Annuity Payouts..................... p.  3
Rating Agencies................................. p.  4
Revenues Received During Calendar Year 2007..... p.  4
Principal Underwriter........................... p.  5
Independent Registered Public Accounting Firm... p.  5
Condensed Financial Information (Unaudited)..... p.  6
Financial Statements


--------------------------------------------------------------------------------
  116  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS

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                  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   117

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

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                  RIVERSOURCE ENDEAVOR PLUS VARIABLE ANNUITY -- PROSPECTUS   119

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 333-3437


          RiverSource Distributors, Inc. (Distributor), Member FINRA.

Insurance and annuity products are issued by RiverSource Life Insurance Company.


        (C)2008 RiverSource Life Insurance Company. All rights reserved.


274562 C (5/08)

PART B.

The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated May 1, 2008 filed electronically as Part B to Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about Apr. 24, 2008, is incorporated by reference.

Part C.

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements included in Part B of this Registration
          Statement:

          The audited financial statements of the RiverSource Variable Annuity Account including:

              Report of Independent Registered Public Accounting Firm dated April 24, 2008
              Statements of Assets and Liabilities for the year ended
              Dec. 31, 2007
              Statements of Operations for the year ended Dec. 31, 2007 Statements of Changes in Net Assets for the two years ended Dec. 31, 2007
              Notes to Financial Statements

          The audited financial statements of the RiverSource Life Insurance Company including:

              Report of Independent Registered Public Accounting Firm dated April 24, 2008
              Consolidated Statements of Assets and Liabilities the two years ended Dec. 31, 2007
              Consolidated Statements of Operations for the three years ended Dec. 31, 2007
              Consolidated Statements of Changes in Net Assets for the three years ended Dec. 31, 2007
              Notes to Consolidated Financial Statements

     (b)  Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of American Enterprise Life Insurance Company establishing the American Enterprise Variable Annuity Account dated July 15, 1987, filed electronically as Exhibit 1 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated by reference.

1.2 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 10 subaccounts dated Aug. 21, 1997, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 8 to Registration Statement No. 33-54471, filed on or about Aug. 27, 1997, is incorporated by reference.

1.3 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated June 17, 1998, filed electronically as Exhibit 1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 12 to Registration Statement No. 33-54471, filed on or about Aug. 24, 1998, is incorporated by reference.

1.4 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 16 subaccounts dated Jan. 20, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-67595, filed on or about Feb. 16, 1999, is incorporated by reference.

1.5 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 37 subaccounts dated June 29, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about July 8, 1999, is incorporated by reference.

1.6 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 236 subaccounts dated Sept. 8, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-82149, filed on or about Sept. 21, 1999, is incorporated by reference.

1.7 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 67 subaccounts dated Nov. 22, 1999, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 2 to Registration Statement No. 333-85567 filed on or about Dec. 30, 1999 is incorporated by reference.

1.8 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 15 subaccounts dated Feb. 2, 2000, filed electronically as Exhibit 1.2 to American Enterprise Variable Annuity Accounts Pre-Effective Amendment No. 1 to Registration Statement No. 333-92297, filed on or about Feb. 11, 2000, is incorporated by reference.

1.9 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 141 additional subaccounts within the separate account dated April 25, 2000, filed electronically as Exhibit
          1.3 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 5 to Registration Statement No. 333-85567 filed on or about April 28, 2000 is incorporated by reference.

1.10 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 1 subaccount dated April 25, 2000, filed electronically as Exhibit 1.4 to American Enterprise Variable

          Annuity Accounts Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

1.11 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 21 subaccounts dated April 13, 2001, filed electronically as Exhibit 1.4 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 7 to Registration Statement No. 333-85567, filed on or about April 30, 2001, is incorporated by reference.

1.12 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 12 subaccounts dated Sept. 29, 2000, filed electronically as Exhibit 1.12 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.13 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 85 subaccounts dated Feb. 5, 2002, filed electronically as Exhibit 1.13 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

1.14 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 109 subaccounts dated April 17, 2002, filed electronically as Exhibit 1.14 to American Enterprise Variable Annuity Accounts Post-Effective Amendment No. 11 to Registration Statement No. 333-85567 is incorporated by reference.

1.15 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 229 subaccounts dated July 1, 2002, filed electronically as Exhibit 1.15 to the American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-92297 and is incorporated by reference.

1.16 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 339 subaccounts dated December 16, 2002, filed electronically as Exhibit 1.16 to Post-Effective Amendment No. 3 to Registration Statement No. 333-73958, filed on or about December 20, 2002, is incorporated by reference.

1.17 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 6 subaccounts dated April 1, 2003 filed electronically as Exhibit 1.17 to Registrant's Post-Effective Amendment No. 12 to Registration Statement No. 333-85567 filed on or about April 24, 2003, is incorporated by reference.

1.18 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 183 subaccounts dated October 29, 2003 filed electronically as Exhibit 1.18 to Registrant's Post-Effective Amendment No. 15 to Registration Statement No. 333-92297 filed on or about October 30, 2003 is incorporated by reference.

1.19 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing 973 subaccounts dated April 26, 2004 filed electronically as Exhibit 1.19 to Registrant's Post-Effective

          Amendment No. 9 to Registration Statement No. 333-74865 filed on or April 27, 2004 is incorporated by reference.

1.20 Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing an additional subaccount within the separate account that will invest in RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund dated April 24, 2006 filed electronically as Exhibit 1.20 to Registrant's Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 is incorporated by reference.

1.21 Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for IDS Life Insurance Company, adopted December 8, 2006 for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding filed electronically as Exhibit 27(a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is herein incorporated by reference.

2.        Not applicable.

3.1 Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan 2, 2007, is incorporated by reference.

3.2       Not applicable.

4.1 Form of Deferred Annuity Contract Option L (form 271496), filed electronically as Exhibit 4.1 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

4.2 Form of Deferred Annuity Contract Option C (form 271491), filed electronically as Exhibit 4.2 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-73958, filed on or about Feb. 20, 2002, is incorporated by reference.

4.3 Form of Enhanced Death Benefit Rider (form 44213), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.4 Form of Guaranteed Minimum Income Benefit Rider (form 44214), filed electronically as Exhibit 4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-85567 on form N-4, filed on or about Nov. 4, 1999, is incorporated by reference.

4.5       Not applicable.

4.6       Form of Roth IRA Endorsement (form 43094), filed electronically as
          Exhibit 4.2 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.7 Form of SEP-IRA (form 43433), filed electronically as Exhibit 4.3 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865, filed on or about Aug. 4, 1999, is incorporated by reference.

4.8       Form of TSA Endorsement (form 43413), filed electronically as Exhibit
          4.4 to American Enterprise Variable Annuity Account's Pre-Effective Amendment No. 1 to Registration Statement No. 333-72777 on form N-4, filed on or about July 8, 1999, is incorporated by reference.

4.9 Form of Benefit Protector(SM) Death Benefit Rider (form 271155), filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.10 Form of Benefit Protector(SM) Plus Death Benefit Rider (form 271156), filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 6 to Registration Statement No. 333-85567, filed on or about March 1, 2001, is incorporated by reference.

4.11 Form of Traditional IRA or SEP-IRA Endorsement (form 272108) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.12      Form of Roth IRA Endorsement (form 272109) filed electronically as
          Exhibit 4.12 to Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.13 Form of Variable Annuity Unisex Endorsement (form 272110) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 10 to Registration Statement No. 333-92297, filed on or about January 30, 2003, is incorporated by reference.

4.14 Form of Maximum Anniversary Value Death Benefit Rider (form 272869) filed electronically as Exhibit 4.11 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.15 Form of 5% Accumulation Death Benefit Rider (form 272870) filed electronically as Exhibit 4.12 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.16 Form of Enhanced Death Benefit Rider (form 272871) filed electronically as Exhibit 4.13 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.17 Form of Guaranteed Minimum Income Benefit Rider (Maximum Anniversary Value Benefit Base)(form 272872) filed electronically as Exhibit 4.14 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.18 Form of Guaranteed Minimum Income Benefit Rider (5% Accumulation Benefit Base)(form 272873) filed electronically as Exhibit 4.15 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.19 Form of Guaranteed Minimum Income Benefit Rider (Greater of Maximum Anniversary Value Benefit Base and 5% Accumulation Benefit Base)(form 272874) filed electronically as Exhibit 4.16 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.20 Form of Guaranteed Minimum Withdrawal Benefit Rider (The Guarantor(SM) Withdrawal Benefit Rider)(form 272875) filed electronically as Exhibit
          4.17 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 7 to Registration Statement No. 333-74865 filed on or about Feb. 2, 2004 is incorporated by reference.

4.21 Form of Deferred Variable Annuity Contract (form 272876 DPFCC) filed electronically as Exhibit 4.21 to Registrant's Post-Effective Amendment No. 5 filed on or about February 10, 2004 is incorporated by reference.

4.22 Form of Deferred Variable Annuity Contract (form 272876 DPFCL) filed electronically as Exhibit 4.22 to Registrant's Post-Effective Amendment No. 5 filed on or about February 10, 2004 is incorporated by reference.

4.23 Form of Guaranteed Minimum Withdrawal Benefit Rider (form 273567) filed as Exhibit 4.22 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.24 Form of Guaranteed Minimum Accumulation Benefit Rider (form 273568) filed electronically as Exhibit 4.23 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.25      Form of Annuity Endorsement (form 273566) filed electronically as
          Exhibit 4.24 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 filed on or about Jan. 28, 2005 is incorporated by reference.

4.26 Form of Guaranteed Minimum Lifetime Withdrawal Benefit Rider (Guarantor Withdrawal Benefit for Life (SM) Rider) (Form 273959) filed electronically as Exhibit 4.22 to Post-Effective Amendment No. 14 to

          Registration Statement No. 333-74865 filed on or about April 28, 2006, is incorporated by reference.

4.27      Form of Guarantor(SM) Withdrawal Benefit (form 273567-E) filed as
          Exhibit 4.26 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 filed on or about August 25, 2006, is incorporated by reference.

4.28      Form of Guarantor(SM) Withdrawal Benefit (form 272875-E) filed as
          Exhibit 4.27 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 30 to Registration Statement No. 333-92297 filed on or about August 25, 2006, is incorporated by reference.

4.29 Form of Variable Annuity Contract (form 271498) filed as Exhibit 4.29 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 3, 2007, is incorporated herein by reference.

4.30 Form of Fixed and Variable Annuity Contract (form 272876) filed electronically as Exhibit 4.35 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.31 Form of Fixed and Variable Annuity Contract - RVSL (form 273954) filed electronically as Exhibit 4.37 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.32 Form of Fixed and Variable Annuity Contract - AEL (form 273954) filed electronically as Exhibit 4.38 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.33      Form of Contract Data Pages - RVSL (form 273954DPFCC) filed as Exhibit
          4.33 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

4.34      Form of Contract Data Pages - AEL (form 273954DPFCC) filed as Exhibit
          4.34 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

4.35      Form of Contract Data Pages - RVSL (form 273954DPFCL) filed as Exhibit
          4.35 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

4.36      Form of Contract Data Pages - AEL (form 273954DPFCL) filed as Exhibit
          4.37 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

4.37      Form of TSA Endorsement - RVSL (form 272865) filed electronically as
          Exhibit 4.30 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.38      Form of TSA Endorsement - AEL (form 272865) filed electronically as
          Exhibit 4.31 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.39 Form of 401 Plan Endorsement - RVSL (form 272866) filed electronically as Exhibit 4.32 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.40 Form of 401 Plan Endorsement - AEL (form 272866) filed electronically as Exhibit 4.33 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.41      Form of Unisex Endorsement (form 272867) filed electronically as
          Exhibit 4.34 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.42      Form of Pre-election endorsement (form 273566) filed electronically as
          Exhibit 4.24 to American Enterprise Variable Annuity Account's Post-Effective Amendment No. 22 to Registration Statement No. 333-92297 on or about Jan. 28, 2005 is incorporated by reference.

4.43      Form of MAV GMIB Rider -RVSL (form 273961) filed electronically as
          Exhibit 4.40 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.44      Form of MAV GMIB Rider - AEL (form 273961) filed electronically as
          Exhibit 4.41 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise

          Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.45      Form of 5% GMIB Rider - RVSL (form 273962) filed electronically as
          Exhibit 4.42 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.46      Form of 5% GMIB Rider - AEL (form 273962) filed electronically as
          Exhibit 4.43 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.47 Form of Greater of MAV or 5% GMIB Rider - RVSL (form 273963) filed electronically as Exhibit 4.44 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.48 Form of Greater of MAV or 5% GMIB Rider - AEL (form 273963) filed electronically as Exhibit 4.45 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.49 Form of Unisex Endorsement - RVSL (form 273964) filed electronically as Exhibit 4.46 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.50      Form of Unisex Endorsement - AEL (form 273964) filed electronically as
          Exhibit 4.47 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.51 Form of 5% Death Benefit Rider - RVSL (form 273965) filed electronically as Exhibit 4.48 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.52 Form of 5% Death Benefit Rider - AEL (form 273965) filed electronically as Exhibit 4.49 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.53 Form of Greater of MAV or 5% Death Benefit Rider - RVSL (form 273966) filed electronically as Exhibit 4.50 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.54 Form of Greater of MAV or 5% Death Benefit Rider - AEL (form 273966) filed electronically as Exhibit 4.51 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

4.55 Form of Guaranteed Minimum Withdrawal Benefit Single Life Rider (form 273959-sg) filed electronically as Exhibit 4.51 to RiverSource Variable Annuity Account Post-Effective Amendment No. 1 to Registration Statement 333-139763 on or about Feb. 23, 2007, is incorporated herein by reference.

4.56 Form of Guaranteed Minimum Withdrawal Benefit Joint Life Rider (form 273959-jt) filed electronically as Exhibit 4.52 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 1 to Registration Statement 333-139763 on or about Feb. 23, 2007, is incorporated herein by reference.

4.57 Form of Contract Data Pages - RVSL (form 273954DPBAC) filed electronically as Exhibit 4.57 to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-139763 on or about May 18, 2007 is incorporated herein by reference.

4.58 Form of Contract Data Pages - RVSL (form 273954DPBA7) filed electronically as Exhibit 4.58 to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-139763 on or about May 18, 2007 is incorporated herein by reference.

5         Not applicable.

5.1 Form of Variable Annuity Application - WF Advantage Choice et al (form 271492) filed as Exhibit 5.1 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 2, 2007, is incorporated herein by reference.

5.2 Form of Variable Annuity Application - FlexChoice (form 271493) filed as Exhibit 5.2 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 2, 2007, is incorporated herein by reference.

5.3 Form of Variable Annuity Application - EG Pathways (form 271850) filed as Exhibit 5.3 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 2, 2007, is incorporated herein by reference.

5.4 Form of Variable Annuity Application - EG Privilege (form 271851) filed as Exhibit 5.4 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139764, on or about Jan. 2, 2007, is incorporated herein by reference.

5.5 Form of Variable Annuity Application - WF Advantage Select et al (form 272880) filed electronically as Exhibit 5.14 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

5.6 Form of Variable Annuity Application - FlexChoice Select (form 272882) filed as Exhibit 5.6 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.7 Form of Variable Annuity Application - EG Pathways (form 272883) filed as Exhibit 5.7 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.8 Form of Variable Annuity Application - WF Advantage Select et al (form 273632) filed electronically as Exhibit 5.19 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

5.9 Form of Variable Annuity Application - FlexChoice Select (form 273634) filed as Exhibit 5.9 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.10 Form of Variable Annuity Application - EG Pathways Select (form 273636) filed as Exhibit 5.10 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.11 Form of Variable Annuity Application - AccessChoice Select (form 273639) filed as Exhibit 5.11 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.12 Form of Variable Annuity Application - WF Advantage Select et al - RVSL (form 273969) filed electronically as Exhibit 5.24 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

5.13 Form of Variable Annuity Application - WF Advantage Select et al - AEL (form 273969) filed electronically as Exhibit 5.24 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

5.14 Form of Variable Annuity Application - FlexChoice Select - RVSL (form 273970) filed as Exhibit 5.12 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.15 Form of Variable Annuity Application - FlexChoice Select - AEL (form 273970) filed as Exhibit 5.13 to RiverSource Variable Annuity Account's Initial Registration Statement on Form N-4, No. 333-139759, on or about Jan. 2, 2007, is incorporated herein by reference.

5.16 Form of Variable Annuity Application - AccessChoice Select et al - RVSL (form 273973) filed electronically as Exhibit 5.27 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

5.17 Form of Variable Annuity Application - AccessChoice Select et al - AEL (form 273973) filed electronically as Exhibit 5.27 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource(SM) New Solutions Variable Annuity, RiverSource Innovations(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity, RiverSource Innovations(SM) Classic Variable Annuity, RiverSource Innovations(SM) Classic Select Variable Annuity, RiverSource Endeavor Select(SM) Variable Annuity, Evergreen New Solutions Variable Annuity, Evergreen New Solutions Select Variable Annuity, Evergreen Essential(SM) Variable Annuity, Wells Fargo Advantage(R) Select Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

5.18 Form of Variable Annuity Application - Endeavor Plus - RVSL (form 274752) filed electronically as Exhibit 5.18 to Registrant's Post-Effective Amendment No. 3 to Registration Statement No. 333-139759 on or about May 18, 2007 is incorporated by reference herein.

6.1 Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to IDS Life Variable Account 10's Initial Registration Statement No. 33-62407 is incorporated herein by reference.

6.2 Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

6.3 Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1)to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.

7.        Not applicable.

8.1 Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.2 Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h)(20) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.3 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007,among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Company filed electronically as Exhibit 8.6 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April XX, 2008 is incorporated by reference herein.

8.4 Copy of Amended and Restated Participation Agreement dated June 9, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed herewith as Exhibit 27(h)(24) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.5 Copy of Participation Agreement among MFS Variable Insurance Trust, American Enterprise Life Insurance Company, IDS Life Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006, filed electronically as Exhibit 8.9 to RiverSource Variable Life Account's Post-Effective Amendment No. 1 to Registration Statement No. 333-139760, filed on or about April 24, 2007, is incorporated by reference.

8.6 Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Company filed electronically as
          Exhibit 8.21 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.7 Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, Putnam Variable Trust and Putnam Retail Management Limited Partnership filed electronically as Exhibit 8.2 to RiverSource Variable Annuity Account's Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24, 2008 is incorporated by reference herein.

8.8 Copy of Amended and Restated Participation Agreement dated May 1, 2006, among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, American Enterprise Life Insurance Company and IDS Life Insurance Company filed electronically as
          Exhibit 8.26 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.9 Copy of Participation Agreement by and among Wells Fargo Variable Trust, RiverSource Life Insurance Company, RiverSource Distributors, Inc. and Wells Fargo Funds Distributor, LLC dated Jan. 1, 2007, filed electronically as Exhibit 8.16 to Post-Effective Amendment No. 1 to Registration Statement No. 333-139762, filed on or about April 24, 2007, is incorporated by reference.

8.10 Copy of Amended and Restated Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors, Inc.) dated as of

          August 1, 2005 filed as Exhibit 8.15 to Post-Effective Amendment No. 14 to Registration Statement No. 333-74865 filed on or about April 28, 2006, is incorporated by reference.

8.11 Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as
          Exhibit 27(h)(3) to Post-Effective Amendment No. 22 to Registration Statement No. 333-44644 is incorporated herein by reference.

8.12 Copy of Fund Participation Agreement dated May 1, 2006 among American Enterprise Life Insurance Company, IDS Life Insurance Company, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.17 with the Initial Registration Statement on Form N-4 for RiverSource Variable Annuity Account (previously American Enterprise Variable Annuity Account), RiverSource Signature Select Variable Annuity and RiverSource Signature Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.

8.13 Copy of Fund Participation Agreement dated May 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company, The Dreyfus Corporation, Dreyfus Variable Investment Fund, and Dreyfus Investment Portfolios filed electronically as Exhibit
          8.7 to Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.14 Copy of Evergreen Variable Annuity Trust Amended and Restated Participation Agreement dated June 1, 2006, by and among American Enterprise Life Insurance Company, IDS Life Insurance Company and Evergreen Variable Annuity Trust filed electronically as Exhibit 27(h)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

8.15 Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 1 to
          Registration Statement No. 333-139761 is incorporated herein by reference.

8.16 Copy of Participation Agreement by and among RiverSource Life Insurance Company, RiverSource Distributors, Inc., Lazard Asset Management Securities, LLC, and Lazard Retirement Series, Inc., dated Jan. 1, 2007, filed electronically Exhibit 8.7 to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-139762 on or about April 24, 2007 is incorporated by reference.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered, is filed electronically herewith.

10.1      Consent of Independent Registered Public Accounting Firm for

          RiverSource(R) FlexChoice Select Variable Annuity is filed electronically herewith.

10.2 Consent of Independent Registered Public Accounting Firm for RiverSource(R) FlexChoice Variable Annuity is filed electronically herewith.

10.3 Consent of Independent Registered Public Accounting Firm for RiverSource(R) AccessChoice Select Variable Annuity is filed electronically herewith.

10.4 Consent of Independent Registered Public Accounting Firm for Evergreen Pathways Variable Annuity is filed electronically herewith.

10.5 Consent of Independent Registered Public Accounting Firm for Evergreen Pathways Select Variable Annuity is filed electronically herewith.

10.6 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage Choice(SM) Variable Annuity is filed electronically herewith.

10.7 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage Choice(SM) Select Variable Annuity is filed electronically herewith.

10.8 Consent of Independent Registered Public Accounting Firm for Evergreen Privilege(SM) Variable Annuity is filed electronically herewith.

10.9 Consent of Independent Registered Public Accounting Firm for RiverSource(R) Endeavor Plus(SM) Variable Annuity is filed electronically herewith.

11.       None.

12.       Not applicable.

13. Power of Attorney to sign Amendment to this Registration Statement, dated Aug. 30, 2007 filed electronically as Exhibit (r)(1) to Post-Effective Amendment No. 31 to Registration Statement No. 333-69777 is incorporated herein by reference.

14.       Not applicable.

Item 25.



Item 25. Directors and Officers of the Depositor RiverSource Life Insurance Company

                                                        Position and Offices
Name                  Principal Business Address*          With Depositor
----                  ---------------------------   ----------------------------
Gumer C. Alvero                                     Director and Executive
                                                    Vice President - Annuities

Timothy V. Bechtold                                 Director and President

Kent M. Bergene                                     Vice President - Affiliated
                                                    Investments

Walter S. Berman                                    Vice President and Treasurer

Richard N. Bush                                     Senior Vice President -
                                                    Corporate Tax

Pat H. Carey                                        Vice President-Fund Relations

Charles R. Caswell                                  Reinsurance Officer

Jim Hamalainen                                      Vice President - Investments

Michelle M. Keeley                                  Vice President - Investments

Timothy J. Masek                                    Vice President - Investments

Brian J. McGrane                                    Director, Executive Vice
                                                    President and Chief Financial
                                                    Officer

Thomas W. Murphy                                    Vice President - Investments

Kevin E. Palmer                                     Director, Vice President and
                                                    Chief Actuary

Bridget M. Sperl                                    Director, Executive Vice
                                                    President - Client Service

David K. Stewart                                    Vice President and Controller

*    The business address is 70100 Amerprise Financial Center, Minneapolis, MN
     55474.

Item 26.



Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The following list includes the names of major subsidiaries of Ameriprise Financial, Inc.

                                                                           Jurisdiction of
Name of Subsidiary                                                          Incorporation
------------------                                                         ---------------
Advisory Capital Strategies Group Inc.                                     Minnesota
AEXP Affordable Housing LLC                                                Delaware
American Enterprise Investment Services Inc.                               Minnesota
American Express Property Casualty Insurance Agency of Kentucky,Inc.       Kentucky
American Express Property Casualty Insurance Agency of Maryland,Inc.       Maryland
American Express Property Casualty Insurance Agency of Mississippi,Inc.    Mississippi
American Express Property Casualty Insurance Agency of Pennsylvania,Inc.   Pennsylvania
Ameriprise Auto & Home Insurance Agency, Inc.                              Wisconsin
Ameriprise Bank, FSB                                                       USA
Ameriprise Capitive Insurance Company                                      Vermont
Ameriprise Capital Trust I                                                 Delaware
Ameriprise Capital Trust II                                                Delaware
Ameriprise Capital Trust III                                               Delaware
Ameriprise Capital Trust IV                                                Delaware
Ameriprise Certificate Company                                             Delaware
Ameriprise Financial Services,Inc.                                         Delaware
Ameriprise India Private Ltd.                                              India
Ameriprise Insurance Company                                               Wisconsin
Ameriprise Trust Company                                                   Minnesota
Boston Equity General Partner LLC                                          Delaware
IDS Capital Holdings Inc.                                                  Minnesota
IDS Futures Corporation                                                    Minnesota
IDS Management Corporation                                                 Minnesota
IDS Property Casualty Insurance Company                                    Wisconsin
IDS REO 1, LLC                                                             Minnesota
IDS REO 2, LLC                                                             Minnesota
Investors Syndicate Development Corporation                                Nevada
Kenwood Capital Management LLC (47.7% owned)                               Delaware
Realty Assets, Inc.                                                        Nebraska
RiverSource CDO Seed Investments, LLC                                      Minnesota
RiverSource Distributors,Inc.                                              Delaware
RiverSource Investments,LLC                                                Minnesota
RiverSource Life Insurance Company                                         Minnesota
RiverSource Life Insurance Co. of New York                                 New York
RiverSource Service Corporation                                            Minnesota
RiverSource Tax Advantaged Investments, Inc.                               Delaware
Securities America Advisors,Inc.                                           Nebraska
Securities America Financial Corporation                                   Nebraska
Securities America, Inc.                                                   Nebraska
Threadneedle Asset Management Holdings Ltd.                                England


Item 27. Number of Contract owners

          As of March 31, 2008 there were 31,635 nonqualified and 35,780 qualified contracts of contract owners.

Item 28. Indemnification

The amended By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

There are agreements in place under which the underwriter and affiliated persons of the depositor or registrant may be indemnified against liabilities arising out of acts or omissions in connection with the offer of the contracts; provided however, that no such indemnity will be made to the underwriter or affiliated persons of the depositor or registrant for liabilities to which they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.

ITEM 29. PRINCIPAL UNDERWRITERS.

(a) RiverSource Distributors Inc. acts as principal underwriter, depositor or sponsor for:

RiverSource Variable Annuity Account ; RiverSource Account F; RiverSource Variable Annuity Fund A, RiverSource Variable Annuity Fund B, RiverSource Variable Account 10; RiverSource Account MGA; RiverSource MVA Account; RiverSource Variable Life Separate Account; RiverSource Variable Life Account; RiverSource Life Insurance Company; RiverSource of New York Variable Annuity Account ; RiverSource of New York Account 8; RiverSource of New York Variable Annuity Account; RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series; Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc.; RiverSource Tax-Exempt Series, Inc.; RiverSource Variable Series Trust.

(b) As to each director, officer or partner of the principal underwriter:

Name and Principal Business       Positions and Offices with
          Address*                       Underwriter
---------------------------   ---------------------------------
Gumer C. Alvero               Director and Vice President

Patrick T. Bannigan           Director and Senior Vice
                              President-Asset Management,
                              Products and Marketing Group

Timothy V. Bechtold           Director

Paul J. Dolan                 Chief Operating Officer and Chief
                              Administrative Officer

Jeffrey P. Fox                Chief Financial Officer

Martin T. Griffin             President-Outside Distribution

Jeffrey L. McGregor, Sr.      President-Inside Distribution

Scott R. Plummer              Chief Counsel

Julie A. Ruether              Chief Compliance Officer

William F. "Ted" Truscott     Chairman of the Board, CEO and
                              President

*    Business address is: 70100 Ameriprise Financial Center, Minneapolis, MN
     55474




(c) RiverSource Distributors Inc., the principal underwriter during Registrant's last fiscal year, was paid the following commissions:

NAME OF              NET UNDERWRITING
PRINCIPAL              DISCOUNTS AND    COMPENSATION ON    BROKERAGE
UNDERWRITER             COMMISSIONS        REDEMPTION     COMMISSIONS   COMPENSATION
-----------          ----------------   ---------------   -----------   ------------
RiverSource
Distributors, Inc.     $322,665,705          None            None           None

Item 30. Location of Accounts and Records

          RiverSource Life Insurance Company
          829 Ameriprise Financial Center
          Minneapolis, MN 55474

Item 31. Management Services

          Not applicable.

Item 32. Undertakings

          (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

          (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

          (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the address or phone number listed in the prospectus.

          (d) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

          (e) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. Avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1) - (4) of that no-action letter.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Company, on behalf of the Registrant, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 24th day of April, 2008.

                                        RIVERSOURCE VARIABLE ANNUITY ACCOUNT
                                                    (Registrant)

                                        By RiverSource Life Insurance Company
                                                      (Sponsor)


                                        By /s/ Timothy V. Bechtold*
                                           -------------------------------------
                                           Timothy V. Bechtold
                                           President

As required by the Securities Act of 1933, this Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 24th day of April, 2008.

Signature                                Title
---------                                -----


/s/ Gumer C. Alvero*                     Director and Executive Vice
--------------------------------------   President - Annuities
Gumer C. Alvero


/s/ Timothy V. Bechtold*                 Director and President
--------------------------------------
Timothy V. Bechtold


/s/ Brian J. McGrane*                    Director, Executive Vice President and
--------------------------------------   Chief Financial Officer
Brian J. McGrane


/s/ Kevin E. Palmer*                     Director, Vice President and Chief
--------------------------------------   Actuary
Kevin E. Palmer


/s/ Bridget M. Sperl*                    Executive Vice President -
--------------------------------------   Client Services
Bridget M. Sperl



/s/ David K. Stewart*                    Vice President and Controller
--------------------------------------
David K. Stewart

* Signed pursuant to Power of Attorney dated Aug. 30, 2007 filed electronically as Exhibit (r)(1) to Post-Effective Amendment No. 31 to Registration Statement No. 333-69777, by:


/s/ Elisabeth A. Dahl
--------------------------------------
Elisabeth A. Dahl
Assistant General Counsel and
Assistant Secretary

CONTENTS OF REGISTRATION STATEMENT AMENDMENT NO. 7 TO REGISTRATION STATEMENT NO. 333-139759

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A.

     The prospectuses for:

         RiverSource(R) FlexChoice Select Variable Annuity
              RiverSource(R) FlexChoice Variable Annuity
              RiverSource(R) AccessChoice Select Variable Annuity
              Evergreen Pathways(SM) Variable Annuity
              Evergreen Pathways(SM) Select Variable Annuity
              Evergreen Privilege(SM) Variable Annuity
              Wells Fargo Advantage Choice(SM) Variable Annuity
              Wells Fargo Advantage Choice(SM) Select Variable Annuity RiverSource(R) Endeavor Plus(SM) Variable Annuity

Part B.

The combined Statement of Additional Information and Financial Statements for RiverSource Variable Annuity Account dated May 1, 2008 filed electronically as Part B to Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about Apr. 24, 2008, is incorporated by reference.

Part C.

     Other Information.

     The signatures.

     Exhibits.

                                  EXHIBIT INDEX

9.            Opinion of Counsel and Consent

10.1 - 10.9   Consents of Independent Registered Public Accounting Firm.